      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2013

               REGISTRATION NO. 333-131035 INVESTMENT COMPANY ACT NO. 811-07975

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 36


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 134


                               -----------------

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (NAME OF DEPOSITOR)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                                 LYNN K. STONE
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (203) 402-1382

Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)


[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2013 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ________ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

              INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.

================================================================================

PREMIER

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2013

 This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may impose restrictions on the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this Prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE X SERIES ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - See Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM



              Prospectus Dated: May 1,   Statement of Additional
              2013                            Information Dated:
              PREMIERNY                              May 1, 2013


 PLEASE SEE AND OUR IRA, ROTH IRA, AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED
                     TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2024)

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies
   AST AQR Emerging Markets Equity
   AST AQR Large-Cap
   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock iShares ETF
   AST BlackRock Value


   AST Bond Portfolio 2016


   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023
   AST Bond Portfolio 2024
   AST Capital Growth Asset Allocation
   AST ClearBridge Dividend Growth
   AST Cohen & Steers Realty
   AST Defensive Asset Allocation
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   *AST Franklin Templeton Founding Funds Allocation
   AST Franklin Templeton Founding Funds Plus
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Multi-Asset
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST International Growth
   AST International Value
   AST Investment Grade Bond


   AST J.P. Morgan Global Thematic
   AST J.P. Morgan International Equity
   AST J.P. Morgan Strategic Opportunities

   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value

   AST Large-Cap Value

   AST Lord Abbett Core Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST MFS Large-Cap Value
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Core Bond
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST New Discovery Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Prudential Core Bond
   AST Prudential Growth Allocation
   AST QMA Emerging Markets Equity
   AST QMA Large-Cap
   AST QMA US Equity Alpha
   AST Quantitative Modeling
   AST RCM World Trends
   AST Schroders Global Tactical
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Equity Income
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST Templeton Global Bond
   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond
   AST Western Asset Emerging Markets Debt




 PROFUNDS VP


   Consumer Goods
   Consumer Services


   Financials
   Health Care
   Industrials


   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value


   Real Estate


   Small-Cap Growth
   Small-Cap Value


   Telecommunications


   Utilities





   *No longer offered for new investment. See description regarding the Portfolio in the "Investment Objectives/Policies" table under "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................  4

EXPENSE EXAMPLES........................................................................... 13

SUMMARY.................................................................................... 14

INVESTMENT OPTIONS......................................................................... 18

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................ 18
 WHAT ARE THE FIXED RATE OPTIONS?.......................................................... 38

FEES AND CHARGES........................................................................... 41

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................... 41
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................. 42
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................. 43
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................. 43

PURCHASING YOUR ANNUITY.................................................................... 44

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?............................ 44

MANAGING YOUR ANNUITY...................................................................... 47

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................... 47
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.............................................. 48
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.................................................. 48
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.............................. 48
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.......................... 48

MANAGING YOUR ACCOUNT VALUE................................................................ 49

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.............................................. 49
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................... 49
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................. 49
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................... 49
 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?.......... 49
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................ 50
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................. 51
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.......................................... 52
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?...... 52

ACCESS TO ACCOUNT VALUE.................................................................... 53

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.......................................... 53
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................. 53
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................... 53
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................. 54
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........... 54
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................... 54
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............... 55
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................. 55
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.............................................. 55
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................... 56

LIVING BENEFITS............................................................................ 57

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.............................................................................. 57
 HIGHEST DAILY GUARANTEED RETURN OPTION II/SM/ (HD GRO/SM/ II)............................. 58
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................... 63
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB).................................................. 68
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/...................................... 72
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/...................... 77
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/.................................. 81
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/................................. 89


                                      (i)

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/...................  98
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/. 107
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY
   LIFETIME 7 PLUS)/SM/............................................................... 118
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)/SM/............ 126
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)/SM/... 137

DEATH BENEFIT......................................................................... 146

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?........................................ 146
 BASIC DEATH BENEFIT.................................................................. 146
 OPTIONAL DEATH BENEFIT............................................................... 146
 PAYMENT OF DEATH BENEFITS............................................................ 148

VALUING YOUR INVESTMENT............................................................... 151

 HOW IS MY ACCOUNT VALUE DETERMINED?.................................................. 151
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?........................................... 151
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?.......................................... 151
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?.......................................... 151

TAX CONSIDERATIONS.................................................................... 154

GENERAL INFORMATION................................................................... 163

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?........................................... 163
 WHAT IS PRUCO LIFE OF NEW JERSEY?.................................................... 163
 WHAT IS THE SEPARATE ACCOUNT?........................................................ 164
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?................................. 164
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?....................... 166
 FINANCIAL STATEMENTS................................................................. 168
 HOW TO CONTACT US.................................................................... 168
 INDEMNIFICATION...................................................................... 168
 LEGAL PROCEEDINGS.................................................................... 168
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................................. 170

APPENDIX A - ACCUMULATION UNIT VALUES................................................. A-1

APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT.................................. B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT................. C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT......................................... D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT........................................ E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT............................... F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT........................................ G-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "Variable Investment Option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate Option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable purchase payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each purchase payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on state law and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II): Highest Daily GRO and HD GRO II are optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------


 CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY /1/

                                    B SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

                                    L SERIES

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      7.0%   6.0%   5.0%   4.0%   0.0%
                      -----------------------------------

                                    X SERIES

     Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10
     ----------------------------------------------------------------------
     9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
     ----------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.

                -----------------------------------------------
                    OTHER TRANSACTION FEES AND CHARGES

                      (assessed against each Annuity)
                -----------------------------------------------
                   FEE/CHARGE     B SERIES  L SERIES  X SERIES
                -----------------------------------------------
                TRANSFER FEE /1/
                -----------------------------------------------
                MAXIMUM             $20       $20       $20
                -----------------------------------------------
                CURRENT             $10       $10       $10
                -----------------------------------------------

 1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------
                                              PERIODIC FEES AND CHARGES

                                           (assessed against each Annuity)
----------------------------------------------------------------------------------------------------------------------
     FEE/CHARGE                   B SERIES                        L SERIES                        X SERIES
ANNUAL MAINTENANCE         Lesser of $30 or 2% of          Lesser of $30 or 2% of          Lesser of $30 or 2% of
FEE /1/                        Account Value                   Account Value                   Account Value
----------------------------------------------------------------------------------------------------------------------
                                     ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

                       (assessed as a percentage of the daily net assets of the Sub-accounts)
----------------------------------------------------------------------------------------------------------------------
     FEE/CHARGE
MORTALITY & EXPENSE                1.00%                           1.35%                           1.40%
RISK CHARGE /3/
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATION                     0.15%                           0.15%                           0.15%
CHARGE /3/
----------------------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE                 1.00%                           1.00%                           1.00%
CHARGE /4/
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES   1.15% per year of the value of  1.50% per year of the value of  1.55% per year of the value of
OF THE SUB-ACCOUNTS           each Sub-account                each Sub-account                each Sub-account
(EXCLUDING SETTLEMENT
SERVICE CHARGE)
----------------------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------
           OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                        BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                          CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                      FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/             0.60%          1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)

MAXIMUM CHARGE /3/                         1.50%      1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                             0.85%      1.15% + 0.85%  1.50% + 0.85%  1.55% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
(SHD 6 PLUS)

MAXIMUM CHARGE /3/                         1.50%      1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                             0.95%      1.15% + 0.95%  1.50% + 0.95%  1.55% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN OPTION
(HD GRO)
CURRENT CHARGE AND MAXIMUM /4/             0.60%          1.75%          2.10%          2.15%
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/                         2.00%      1.15% + 2.00%  1.50% + 2.00%  1.55% + 2.00%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
CURRENT CHARGE                             0.50%      1.15% + 0.50%  1.50% + 0.50%  1.55% + 0.50%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
--------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                         1.50%          2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                             0.60%          1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                         1.50%          2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                             0.75%          1.90%          2.25%          2.30%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------
           OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                        BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                          CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                      FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%           2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%           1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.60%       1.15% + 0.60%  1.50% + 0.60%  1.55% + 0.60%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.75%       1.15% + 0.75%  1.50% + 0.75%  1.55% + 0.75%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%            1.15%         1.50%           1.55%
(ASSESSED AGAINST THE GREATER OF                         + 1.50%        + 1.50%        + 1.50%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
CURRENT CHARGE                            0.75%           1.15%          1.50%      1.55% + 0.75%
(ASSESSED AGAINST THE GREATER OF                         + 0.75%        + 0.75%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%            1.15%          1.50%          1.55%
(ASSESSED AGAINST THE GREATER OF                         + 1.50%        + 1.50%        + 1.50%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
CURRENT CHARGE                            0.90%            1.15%          1.50%          1.55%
(ASSESSED AGAINST THE GREATER OF                         + 0.90%        + 0.90%        + 0.90%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT (HAV)
CURRENT AND MAXIMUM CHARGE /4/            0.40%           1.55%          1.90%          1.95%
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A
COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
--------------------------------------------------------------------------------------------------

 1. HOW CHARGE IS DETERMINED

 1 HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.

    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    HIGHEST DAILY GRO: 0.35% charge for this benefit is assessed against the average daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: 0.25% charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For elections prior to May 1, 2009: For B Series, 1.40% total annual charge applies. For L Series, 1.75% total annual charge applies. For X Series, total annual charge is 1.80%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.55% total annual charge applies. For L Series, 1.90% total annual charge applies. For X Series, total annual charge is 1.95%.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.58%    2.37%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2012, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%       0.00%       0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%       0.00%       1.35%
 AST AQR Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST BlackRock iShares
  ETF Portfolio /1/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%      -0.26%       1.01%
 AST BlackRock Value
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Bond Portfolio 2016    0.63%     0.22%      0.10%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
  2018 /2/                  0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2019    0.63%     0.15%      0.10%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio
  2020 /3/                  0.63%     1.64%      0.10%        0.00%       0.00%       0.00%     2.37%      -1.38%       0.99%
 AST Bond Portfolio
  2021 /2/                  0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio
  2022 /2/                  0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio
  2023 /3/                  0.63%     0.33%      0.10%        0.00%       0.00%       0.01%     1.07%      -0.07%       1.00%
 AST Bond Portfolio 2024    0.63%     0.26%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%       None        0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%       None        0.00%       0.00%       0.80%     0.97%       0.00%       0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation
  Portfolio /4/             0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%       0.00%       1.31%
 AST First Trust
  Balanced Target
  Portfolio                 0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%       None        0.00%       0.00%       1.02%     1.07%       0.00%       1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%       0.00%       1.16%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Goldman Sachs
  Concentrated Growth
  Portfolio                 0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Goldman Sachs
  Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio                 0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Multi-Asset
  Portfolio /5/             0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.10%       0.97%
 AST Goldman Sachs
  Small-Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%       0.00%       1.16%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Investment Grade
  Bond Portfolio /2/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio           0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income
  Portfolio /6/             0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Global Equity
  Portfolio                 0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /7/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.01%       0.79%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio           0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio      0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Prudential Core
  Bond Portfolio /7/        0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation
  Portfolio /8/             0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio        0.25%     0.07%       None        0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /9/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio        0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%       1.15%
 AST Western Asset Core
  Plus Bond Portfolio       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /10/            0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%       0.95%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PROFUND VP /11/
 Consumer Goods             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Consumer Services          0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Financials                 0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Health Care                0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
PROFUND VP /11/ CONTINUED
 Industrials                0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Large-Cap Growth           0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Large-Cap Value            0.75%     0.93%      0.25%        0.00%       0.00%       0.00%     1.93%       0.25%       1.68%
 Mid-Cap Growth             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Mid-Cap Value              0.75%     0.91%      0.25%        0.00%       0.00%       0.02%     1.93%       0.23%       1.70%
 Real Estate                0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Small-Cap Growth /12/      0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Small-Cap Value            0.75%     0.99%      0.25%        0.00%       0.00%       0.06%     2.05%       0.31%       1.74%
 Telecommunications         0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Utilities                  0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%



 1  Prudential Investments LLC and AST Investment Services, Inc. (the
    Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the Acquired Portfolio Fees and Expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and other expenses (including Distribution Fees, Acquired Portfolio Fees and Expenses, and Other Expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Prudential Investments LLC, AST Investment Services, Inc.
    and PAD cannot terminate or otherwise modify the waiver.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement.
 4  Pyramis is a registered service mark of FMR LLC. Used under license.
 5 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 6 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 7 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 8 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 9 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 10 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Portfolio Operating Expenses (excluding "Acquired Portfolio Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2014. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time.
 12 "Acquired Portfolio Fees and Expenses" for the fiscal year end December 31,
    2012 were less than 0.01% and are included in "Other Expenses".

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2012, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus and the Highest Anniversary Value Death Benefit (the maximum combination of optional benefit charges)
   .   For the X Series example, no purchase payment Credit is granted under the Annuity
   .   For the X Series example, the Longevity Credit does not apply

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     B SERIES  $1,271 $2,235 $3,227 $6,044
                     -------------------------------------
                     L SERIES  $1,304 $2,329 $3,076 $6,295
                     -------------------------------------
                     X SERIES  $1,509 $2,643 $3,697 $6,330
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $571 $1,735 $2,927 $6,044
                      -----------------------------------
                      L SERIES  $604 $1,829 $3,076 $6,295
                      -----------------------------------
                      X SERIES  $609 $1,843 $3,097 $6,330
                      -----------------------------------


 If you do not surrender you annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $571 $1,735 $2,927 $6,044
                      -----------------------------------
                      L SERIES  $604 $1,829 $3,076 $6,295
                      -----------------------------------
                      X SERIES  $609 $1,843 $3,097 $6,330
                      -----------------------------------


 1  You may not annuitize in the first Annuity Year.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A.

                                    SUMMARY

           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the Prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.


 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.


 Variable annuities also offer a variety of optional guarantees to receive an income for life, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEANT THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:
..   Prudential Premier Variable Annuity B Series ("B Series")
..   Prudential Premier Variable Annuity L Series ("L Series")
..   Prudential Premier Variable Annuity X Series ("X Series")



 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility requirements for purchasing the Annuities are as follows:

                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  X SERIES         75            $10,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your account value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus

 THE GUARANTEED WITHDRAWAL BENEFIT OPTIONS ARE NO LONGER OFFERED FOR NEW ELECTIONS.


 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of those benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

 Those benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also have an optional death benefit for an additional charge:
..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greatest of the basic death benefit or the highest anniversary value death benefit.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 HOW DO I RECEIVE CREDITS?
 With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

 OLDEST OWNER'S AGE ON THE DATE THAT              PURCHASE CREDIT ON
THE PURCHASE PAYMENT IS APPLIED TO THE  PURCHASE PAYMENTS AS THEY ARE APPLIED
               ANNUITY                              TO THE ANNUITY
-------------------------------------------------------------------------------
                0 - 80                                  6.00%*
               81 - 85                                  3.00%

 * For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

 With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

    -----------------------------------------------------------------------
              YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10+
    -----------------------------------------------------------------------
    B SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    --     --
    -----------------------------------------------------------------------
    L SERIES  7.0%  6.0%  5.0%  4.0%  0.0%    --    --    --    --     --
    -----------------------------------------------------------------------
    X SERIES  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
    -----------------------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20/th/ transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

            -------------------------------------------------------
                   FEE/CHARGE         B SERIES  L SERIES  X SERIES
            -------------------------------------------------------
            MORTALITY & EXPENSE RISK   1.00%     1.35%     1.40%
            CHARGE
            -------------------------------------------------------
            ADMINISTRATION CHARGE      0.15%     0.15%     0.15%
            -------------------------------------------------------
            TOTAL INSURANCE CHARGE     1.15%     1.50%     1.55%
            -------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Beginning MAY 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund
 VP Portfolios.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 Group I: Allowable Benefit Allocations



 OPTIONAL BENEFIT NAME*                                 ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                           AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                   AST Advanced Strategies Portfolio
 Highest Daily Lifetime Five Income Benefit             AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit            AST BlackRock Global Strategies Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit    AST BlackRock iShares ETF Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit           AST Capital Growth Asset Allocation Portfolio
 Spousal Highest Daily Lifetime 7 Plus                  AST Defensive Asset Allocation Portfolio
 Income Benefit                                         AST FI Pyramis(R) Asset Allocation Portfolio
 Highest Daily Lifetime 6 Plus                          AST First Trust Balanced Target Portfolio
 Spousal Highest Daily Lifetime 6 Plus                  **AST Franklin Templeton Founding Funds Allocation Portfolio
 Highest Daily GRO II                                   AST Franklin Templeton Founding Fund Plus Portfolio
                                                        AST Goldman Sachs Multi-Asset Portfolio
                                                        AST J.P. Morgan Global Thematic Portfolio
                                                        AST J.P. Morgan Strategic Opportunities Portfolio
                                                        AST New Discovery Asset Allocation Portfolio
                                                        AST Preservation Asset Allocation Portfolio
                                                        AST Prudential Growth Allocation Portfolio
                                                        AST RCM World Trends Portfolio
                                                        AST Schroders Global Tactical Portfolio
                                                        AST Schroders Multi-Asset World Strategies Portfolio
                                                        AST T. Rowe Price Asset Allocation Portfolio
                                                        AST Wellington Management Hedged Equity Portfolio
----------------------------------------------------------------------------------------------------------------------
 HAV Death Benefit                                      All investment options permitted.
 Guaranteed Minimum Income Benefit
 Highest Daily GRO


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 ** no longer offered for new sales.


 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 Group II: Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)


 OPTIONAL BENEFIT NAME*                   PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven     AST Advanced Strategies
 Highest Daily Lifetime 7 Plus            AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 7 Plus    AST BlackRock Global Strategies
 Highest Daily Lifetime 6 Plus            AST BlackRock Value
 Spousal Highest Daily Lifetime 6 Plus    AST Capital Growth Asset Allocation
 Highest Daily GRO II


                PERMITTED PORTFOLIOS
                AST ClearBridge Dividend Growth
                AST Cohen & Steers Realty
                AST Federated Aggressive Growth
                AST FI Pyramis(R) Asset Allocation
                AST First Trust Balanced Target
                **AST Franklin Templeton Founding Funds Allocation
                AST Global Real Estate Portfolio
                AST Goldman Sachs Concentrated Growth
                AST Goldman Sachs Large-Cap Value
                AST Goldman Sachs Mid-Cap Growth
                AST Goldman Sachs Multi-Asset
                AST Goldman Sachs Small-Cap Value
                AST High Yield
                AST International Growth
                AST International Value
                AST J.P. Morgan Global Thematic
                AST J.P. Morgan International Equity
                AST J.P. Morgan Strategic Opportunities
                AST Jennison Large-Cap Growth
                AST Jennison Large-Cap Value
                AST Large-Cap Value
                AST Lord Abbett Core Fixed Income
                AST Marsico Capital Growth
                AST MFS Global Equity
                AST MFS Growth
                AST MFS Large-Cap Value
                AST Mid-Cap Value
                AST Money Market
                AST Neuberger Berman Core Bond
                AST Neuberger Berman Mid-Cap Growth
                AST Neuberger Berman/LSV Mid-Cap Value
                AST New Discovery Asset Allocation
                AST Parametric Emerging Markets Equity
                AST PIMCO Limited Maturity Bond
                AST PIMCO Total Return Bond
                AST Preservation Asset Allocation
                AST Prudential Core Bond
                AST Prudential Growth Allocation
                AST QMA US Equity Alpha
                AST RCM World Trends
                AST Schroders Global Tactical
                AST Schroders Multi-Asset World Strategies
                AST Small-Cap Growth
                AST Small-Cap Value
                AST T. Rowe Price Asset Allocation
                AST T. Rowe Price Equity Income
                AST T. Rowe Price Large-Cap Growth
                AST T. Rowe Price Natural Resources
                AST Templeton Global Bond
                AST Wellington Management Hedged Equity
                AST Western Asset Core Plus Bond



 ** no longer offered for new sales.

 THE FOLLOWING ADDITIONAL PORTFOLIOS ARE AVAILABLE WITH THE L SERIES ONLY:


                                PROFUND VP
                                Consumer Goods
                                Consumer Services
                                Financials
                                Health Care
                                Industrials
                                Large-Cap Growth
                                Large-Cap Value
                                Mid-Cap Growth
                                Mid-Cap Value
                                Real Estate
                                Small-Cap Growth
                                Small-Cap Value
                                Telecommunications
                                Utilities

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.


 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

 WHETHER OR NOT YOU ELECT A BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.


 Please consult the prospectus for the applicable portfolio for additional information about these effects.

    STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                        SUBADVISOR(S)
   -------------------------------------------------------------------------
                           AST FUNDS
   -------------------------------------------------------------------------
    ASSET     AST ACADEMIC STRATEGIES ASSET              AlphaSimplex
    ALLOCA-   ALLOCATION PORTFOLIO: seeks              Group, LLC; AQR
     TION     long-term capital appreciation. The    Capital Management,
              Portfolio is a multi-asset class           LLC and CNH
              fund that pursues both top-down           Partners, LLC;
              asset allocation strategies and           CoreCommodity
              bottom-up selection of securities,       Management, LLC;
              investment managers, and mutual        First Quadrant, L.P.;
              funds. Under normal circumstances,     Jennison Associates
              approximately 60% of the assets will           LLC;
              be allocated to traditional asset          J.P. Morgan
              classes (including US and                   Investment
              international equities and bonds,       Management, Inc.;
              including non-investment grade          Pacific Investment
              bonds, commonly known as "junk              Management
              bonds") and approximately 40% of the       Company LLC
              assets will be allocated to            (PIMCO); Prudential
              non-traditional asset classes and        Investments LLC;
              strategies (including real estate,         Quantitative
              commodities, and alternative                Management
              strategies). Those percentages are       Associates LLC;
              subject to change at the discretion       Western Asset
              of the advisor and Quantitative             Management
              Management Associates LLC.               Company/Western
                                                       Asset Management
                                                       Company Limited
   -------------------------------------------------------------------------
    ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
    ALLOCA-   seeks a high level of absolute             Management;
     TION     return by using traditional and          Marsico Capital
              non-traditional investment               Management, LLC;
              strategies and by investing in          Pacific Investment
              domestic and foreign equity and             Management
              fixed income securities, derivative        Company LLC
              instruments and other investment             (PIMCO);
              companies. The Portfolio uses              Quantitative
              traditional and non-traditional             Management
              investment strategies by investing       Associates LLC;
              in domestic and foreign equity and        T. Rowe Price
              fixed income securities, derivative     Associates, Inc.;
              instruments and other investment         William Blair &
              companies. The asset allocation            Company, LLC
              generally provides for an allotment
              of 60% of the Portfolio's assets to
              a combination of domestic and
              international equity strategies and
              the remaining 40% of assets to a
              combination of U.S. fixed income,
              hedged international bond, and real
              return investment strategies.
              Quantitative Management Associates
              LLC allocates the assets of the
              Portfolio across different
              investment categories and
              subadvisors.
   -------------------------------------------------------------------------
    INTER-    AST AQR EMERGING MARKETS EQUITY            AQR Capital
   NATIONAL   PORTFOLIO: seeks long-term capital       Management, LLC
    EQUITY    appreciation. The Portfolio seeks to
              achieve its investment objective by
              both overweighting and
              underweighting securities,
              industries, countries, and
              currencies relative to the MSCI
              Emerging Markets Index, using
              proprietary quantitative return
              forecasting models and systematic
              risk-control methods developed by
              the subadvisor. Under normal
              circumstances, the Portfolio will
              invest at least 80% of its assets in
              equity securities of issuers: (i)
              located in emerging market
              countries, or (ii) included as
              emerging market issuers in one or
              more broad-based market indices. The
              subadvisor intends to make use of
              certain derivative instruments in
              order to implement its investment
              strategy.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
   LARGE-CAP   AST AQR LARGE-CAP PORTFOLIO: seeks         AQR Capital
     BLEND     long-term capital appreciation. The      Management, LLC
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its assets in equity and
               equity-related securities of
               large-capitalization companies. For
               purposes of the Portfolio, a
               large-cap company is a company with
               a market capitalization in the range
               of companies in the S&P 500(R) Index
               (between $1.6 billion and $483
               billion as of December 31, 2012).
               The Portfolio's subadvisor utilizes
               a quantitative investment process.
   -------------------------------------------------------------------------
     ASSET     AST BALANCED ASSET ALLOCATION               Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk. The Portfolio primarily          Associates LLC
               invests its assets in a diversified
               portfolio of other mutual funds,
               within the Advanced Series Trust and
               certain affiliated money market
               funds. Under normal market
               conditions, the Portfolio will
               devote approximately 60% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 52.5% to
               67.5%), and 40% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 32.5% to 47.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK GLOBAL STRATEGIES         BlackRock Financial
    ALLOCA-    PORTFOLIO: seeks a high total return     Management, Inc.
     TION      consistent with a moderate level of
               risk. The Portfolio is a global,
               multi asset-class portfolio that
               invests directly in, among other
               things, equity and equity-related
               securities, investment grade debt
               securities (including, without
               limitation, U.S. Treasuries and U.S.
               government securities),
               non-investment grade bonds (also
               known as "high yield bonds" or "junk
               bonds"), real estate investment
               trusts (REITs), exchange traded
               funds (ETFs), and derivative
               instruments, including
               commodity-linked derivative
               instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK ISHARES ETF PORTFOLIO:    BlackRock Financial
    ALLOCA-    seeks to maximize total return with      Management, Inc.
     TION      a moderate level of risk. The
               Portfolio attempts to meet its
               objective through investment in
               iShares exchange traded funds (ETFs)
               across global equity and fixed
               income asset classes. Employing a
               tactical investment process, the
               Portfolio holds ETFs that invest in
               a variety of asset classes,
               including equity and equity-related
               securities, investment grade debt
               securities, non-investment grade
               debt securities (commonly referred
               to as "junk" bonds), real estate
               investment trusts, and commodities.
   -------------------------------------------------------------------------
   LARGE-CAP   AST BLACKROCK VALUE PORTFOLIO: seeks        BlackRock
     VALUE     maximum growth of capital by                Investment
               investing primarily in the value         Management, LLC
               stocks of larger companies. The
               Portfolio pursues its objective,
               under normal market conditions, by
               investing at least 80% of the value
               of its assets in the equity
               securities of large-sized companies
               included in the Russell 1000(R)
               Value Index. The subadvisor employs
               an investment strategy designed to
               maintain a portfolio of equity
               securities which approximates the
               market risk of those stocks included
               in the Russell 1000(R) Value Index,
               but which attempts to outperform the
               Russell 1000(R) Value Index through
               active stock selection.
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2016: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on December
               31, 2016. Please note that you may
               not make purchase payments and
               contract owner initiated transfers
               to this Portfolio, and that this
               Portfolio is available only with
               certain living benefits.
   -------------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on December
                 31, 2018. Please note that you may
                 not make purchase payments and
                 contract owner initiated transfers
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on December
                 31, 2019. Please note that you may
                 not make purchase payments and
                 contract owner initiated transfers
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2022: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2022. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2023: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2023. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2024: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2024. Please note that
               you may not make purchase payments
               and contract owner initiated
               transfers to this Portfolio, and
               that this Portfolio is available
               only with certain living benefits.
   -------------------------------------------------------------------------
     ASSET     AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 75% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 67.5% to
               80%), and 25% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 20.0% to 32.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   LARGE-CAP   AST CLEARBRIDGE DIVIDEND GROWTH            ClearBridge
     BLEND     PORTFOLIO: seeks income, capital         Investments, LLC
               preservation, and capital
               appreciation. Under normal
               circumstances, at least 80% of the
               Portfolio's net assets will be
               invested in equity or equity-related
               securities which the subadvisor
               believes have the ability to
               increase dividends over the longer
               term. The subadvisor will manage the
               Portfolio to provide exposure to
               companies that either pay an
               existing dividend or have the
               potential to pay and/or
               significantly grow their dividends.
               To do so, the subadvisor will
               conduct fundamental research to
               screen for companies that have
               attractive dividend yields, a
               history and potential for positive
               dividend growth, strong balance
               sheets, and reasonable valuations.
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
               seeks to maximize total return          Capital Management,
               through investment in real estate              Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in securities issued by
               companies associated with the real
               estate industry, such as real estate
               investment trusts (REITs). Under
               normal circumstances, the Portfolio
               will invest substantially all of its
               assets in the equity securities of
               real estate related issuers, i.e., a
               company that derives at least 50% of
               its revenues from the ownership,
               construction, financing, management
               or sale of real estate or that has
               at least 50% of its assets in real
               estate.
   -------------------------------------------------------------------------
     ASSET     AST DEFENSIVE ASSET ALLOCATION              Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk tolerance. The Portfolio          Associates LLC
               primarily invests its assets in a
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 15% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 7.5% to
               22.5%), and 85% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 77.5% to 92.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   SMALL-CAP   AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The        Management
               Portfolio pursues its investment            Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.
               the over- the-counter market. Small
               companies are defined as companies
               with market capitalizations similar
               to companies in the Russell 2000(R)
               Index and S&P SmallCap 600 Index.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION        Pyramis Global
    ALLOCA-    PORTFOLIO: seeks to maximize total       Advisors, LLC a
     TION      return. In seeking to achieve the      Fidelity Investments
               Portfolio's investment objective,            Company
               the Portfolio's assets are allocated
               across eight uniquely specialized
               investment strategies. The Portfolio
               has five strategies that invest
               primarily in equity securities, two
               fixed income strategies (the Broad
               Market Duration Strategy and the
               High Yield Bond Strategy, which
               invests in securities commonly known
               as "junk bonds"), and one strategy
               designed to provide liquidity (the
               Liquidity Strategy).
   --------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-    PORTFOLIO: seeks long-term capital             L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% (between 60-70%) of its net
               assets in equity securities and
               approximately 35% (between 30-40%)
               of its net assets in fixed income
               securities as of the annual security
               selection date. The allocations do
               not take into account the potential
               investment of up to 5% of the
               Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               The Portfolio can hold up to 3.5% of
               its net assets in senior loans,
               which are typically secured,
               floating rate loans made by banks to
               corporations rated below investment
               grade, and may be commonly referred
               to as "junk bonds".
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING         Franklin Advisers,
    ALLOCA-    FUNDS ALLOCATION PORTFOLIO: seeks      Inc.; Franklin Mutual
     TION      capital appreciation while its            Advisers, LLC;
               secondary investment objective is to     Templeton Global
               seek income. Under normal market         Advisors Limited
               conditions the Portfolio will seek
               to achieve its investment objectives
               by allocating 33 1/3% of its assets
               to each of the Portfolio's three
               subadvisors. The Portfolio will
               normally invest in a combination of
               domestic and foreign equity and
               fixed income and money market
               securities. The Franklin Advisers
               segment invests in a diversified
               portfolio of debt and equity
               securities. This sleeve may invest
               up to 100% of total assets in debt
               securities that are rated below
               investment grade (commonly known as
               "junk bonds"). The Franklin Mutual
               segment normally invests at least
               65% of the assets in the segment in
               equity securities that Franklin
               Mutual believes are available at
               below-market prices. The Templeton
               Global segment normally invests at
               least 65% of the assets in the
               segment in the equity securities of
               companies located anywhere in the
               world, including emerging markets.
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING           AST Investment
    ALLOCA-    FUNDS PLUS PORTFOLIO: seeks capital      Services, Inc.;
     TION      appreciation. The Portfolio operates        Prudential
               as a "fund-of-funds" by investing        Investments LLC
               approximately 75% of the Portfolio's
               net assets in the AST Franklin
               Templeton Founding Funds Allocation
               Portfolio and approximately 25% of
               the Portfolio's assets in the AST
               Templeton Global Bond Portfolio.
   --------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and           Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its
               investable assets (net assets plus
               any borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   --------------------------------------------------------------------------
   LARGE-CAP   AST GOLDMAN SACHS CONCENTRATED         Goldman Sachs Asset
    GROWTH     GROWTH PORTFOLIO: seeks long-term        Management, L.P.
               growth of capital. The Portfolio
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   --------------------------------------------------------------------------
   LARGE-CAP   AST GOLDMAN SACHS LARGE-CAP VALUE      Goldman Sachs Asset
     VALUE     PORTFOLIO: seeks long-term growth of     Management, L.P.
               capital. The Portfolio seeks to
               achieve its investment objective by
               investing in value opportunities
               that the subadvisor, defines as
               companies with identifiable
               competitive advantages whose
               intrinsic value is not reflected in
               the stock price. The Portfolio
               invests, under normal circumstances,
               at least 80% of its net assets in
               large-cap U.S. issuers with market
               capitalizations within the range of
               the market capitalization of
               companies in the Russell 1000(R)
               Value Index at the time of
               investment.
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     MID-CAP    AST GOLDMAN SACHS MID-CAP GROWTH       Goldman Sachs Asset
     GROWTH     PORTFOLIO: seeks long-term growth of    Management, L.P.
                capital. The Portfolio pursues its
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Midcap(R) Growth Index. The
                subadvisor seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    ------------------------------------------------------------------------
      ASSET     AST GOLDMAN SACHS MULTI-ASSET          Goldman Sachs Asset
     ALLOCA-    PORTFOLIO (formerly AST Horizon         Management, L.P.
      TION      Moderate Asset Allocation
                Portfolio): seeks to obtain a high
                level of total return consistent
                with its level of risk tolerance.
                The Portfolio is a global asset
                allocation fund that pursues
                domestic and foreign equity and
                fixed-income strategies emphasizing
                growth and emerging markets. Under
                normal circumstances, approximately
                50% of the Portfolio's assets are
                invested to provide exposure to
                equity securities and approximately
                50% of its net assets are invested
                to provide exposure to fixed-income
                securities. The specific allocation
                of assets among equity and
                fixed-income asset classes will vary
                from time to time, as determined by
                the Portfolio's subadvisor, based on
                a variety of factors such as the
                relative attractiveness of various
                securities based on market
                valuations, growth, and inflation
                prospects. In addition, the
                Subadvisor may implement tactical
                investment views and/or a risk
                rebalancing and volatility
                management strategy from time to
                time.
    ------------------------------------------------------------------------
    SMALL-CAP   AST GOLDMAN SACHS SMALL-CAP VALUE      Goldman Sachs Asset
      VALUE     PORTFOLIO: seeks long-term capital      Management, L.P.
                appreciation. The Portfolio will
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. The
                Portfolio defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000(R) Value
                Index at the time of purchase.
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield (also known as
                "junk bonds") fixed income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are securities rated Ba
                or lower by Moody's Investors
                Services, Inc. or equivalently rated
                by Standard & Poor's Corporation, or
                Fitch, or, if unrated, determined by
                the subadvisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the        Capital Management,
                Portfolio invests at least 80% of      LLC; William Blair
                the value of its assets in               & Company, LLC
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN GLOBAL THEMATIC           J.P. Morgan
     ALLOCA-    PORTFOLIO (formerly AST Horizon            Investment
      TION      Growth Asset Allocation Portfolio):     Management Inc./
                seeks capital appreciation              Security Capital
                consistent with its specified level        Research &
                of risk tolerance. The Portfolio           Management
                will provide exposure to a long-term      Incorporated
                strategic asset allocation while
                having the flexibility to express
                shorter-term tactical views by
                capitalizing upon market
                opportunities globally. The
                Portfolio will invest across a broad
                range of asset classes, including,
                without limitation, domestic equity
                and debt, international and global
                developed equity, emerging markets
                equity and debt, high yield debt,
                convertible bonds, and real estate
                investment trusts. The Portfolio
                will invest primarily in individual
                securities in order to meet its
                investment objective and will also
                utilize derivative instruments for
                tactical positioning and risk
                management, and exchange traded
                funds. Under normal circumstances,
                approximately 65% of the Portfolio's
                net assets (ranging between 55-75%
                depending on market conditions) will
                be invested to provide exposure to
                equity securities and approximately
                35% of its net assets (ranging
                between 25-45% depending on market
                conditions) will be invested to
                provide exposure to fixed income
                securities.
    ------------------------------------------------------------------------
      INTER-    AST J.P. MORGAN INTERNATIONAL EQUITY      J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                 J.P. Morgan
     ALLOCA-    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize return compared to the         Management, Inc.
                benchmark through security selection
                and tactical asset allocation. The
                Portfolio invests in securities and
                financial instruments (including
                derivatives) to gain exposure to
                global equity, global fixed income
                and cash equivalent markets,
                including global currencies. The
                Portfolio may invest in developed
                and emerging markets securities,
                domestic and foreign fixed income
                securities (including non-investment
                grade bonds or "junk bonds"), and
                real estate investment trusts
                (REITs) of issuers located within
                and outside the United States or in
                open-end investment companies
                advised by J.P. Morgan Investment
                Management, Inc., the Portfolio's
                subadvisor, to gain exposure to
                certain global equity and global
                fixed income markets.
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will invest in stocks it
                believes could experience superior
                sales or earnings growth, or high
                returns on equity and assets. Stocks
                are selected on a company-by-company
                basis using fundamental analysis.
                The companies in which the
                subadvisor will invest generally
                tend to have a unique market niche,
                a strong new product profile or
                superior management.
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor seeks companies it
                believes are trading at a discount
                to their intrinsic value, as defined
                by the value of their earnings, free
                cash flow, the value of their
                assets, their private market value,
                or some combination of these factors
                - and which have identifiable
                catalysts which may be able to close
                the gap between the price and what
                the Portfolio believes to be the
                true worth of the company.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks   Hotchkis and Wiley
      VALUE     current income and long-term growth    Capital Management,
                of income, as well as capital                 LLC
                appreciation. The Portfolio invests,
                under normal circumstances, at least
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of the Russell
                1000(R) Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities;
                inflation-linked investments; senior
                loans, and loan participations and
                assignments (including those for
                borrowers with debt that is rated
                below investment grade, or "junk");
                and derivative instruments, such as
                options, futures contracts, forward
                contracts and swap agreements.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000(R) Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection.
    ------------------------------------------------------------------------
      INTER-    AST MFS GLOBAL EQUITY PORTFOLIO:         Massachusetts
    NATIONAL    seeks capital growth. Under normal     Financial Services
     EQUITY     circumstances the Portfolio invests         Company
                at least 80% of its net assets in
                equity securities. The Portfolio may
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depository receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio. Quantitative models
                that systematically evaluate an
                issuer's valuation, price and
                earnings momentum, earnings quality,
                and other factors may also be
                considered.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MFS LARGE-CAP VALUE PORTFOLIO:       Massachusetts
      VALUE     seeks capital appreciation. The        Financial Services
                Portfolio seeks to achieve its              Company
                investment objective by investing at
                least 80% of its net assets in
                issuers with large market
                capitalizations of at least $5
                billion at the time of purchase. The
                Portfolio will invest primarily in
                equity securities and may invest in
                foreign securities. The subadvisor
                focuses on investing the Portfolio's
                assets in the stocks of companies it
                believes are undervalued compared to
                their perceived worth (value
                companies). The subadvisor uses a
                "bottom-up" investment approach to
                buying and selling investments for
                the Portfolio. Investments are
                selected primarily based on
                fundamental analysis of individual
                issuers. Quantitative models that
                systematically evaluate issuers may
                also be considered.
    ------------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    MID-CAP    AST MID-CAP VALUE PORTFOLIO: seeks      EARNEST Partners,
     VALUE     to provide capital growth by               LLC; WEDGE
               investing primarily in                 Capital Management
               mid-capitalization stocks that               L.L.P.
               appear to be undervalued. The
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its net assets in
               mid-capitalization companies.
               Mid-capitalization companies are
               generally those that have market
               capitalizations, at the time of
               purchase, within the market
               capitalization range of companies
               included in the Russell Midcap(R)
               Value Index during the previous 12
               months based on month-end data.
    ------------------------------------------------------------------------
     FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
     INCOME    high current income and maintain           Investment
               high levels of liquidity. The           Management, Inc.
               Portfolio invests in high-quality
               money market instruments and seeks
               to maintain a stable net asset value
               (NAV) of $1 per share.
    ------------------------------------------------------------------------
     FIXED     AST NEUBERGER BERMAN CORE BOND          Neuberger Berman
     INCOME    PORTFOLIO: seeks to maximize total      Fixed Income LLC
               return consistent with the
               preservation of capital. Under
               normal circumstances the Portfolio
               invests at least 80% of its
               investable assets in bonds and other
               debt securities. All of the debt
               securities in which the Portfolio
               invests will be investment grade
               under normal circumstances.
    ------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH    PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with above-
               average sales and competitive
               returns on equity relative to their
               peers.
    ------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital             Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
    ------------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION      Bradford & Marzec
     ALLOCA-   PORTFOLIO: seeks total return. Total       LLC; Brown
      TION     return is comprised of capital         Advisory, LLC; C.S.
               appreciation and income. Under             McKee, LP;
               normal circumstances, approximately     EARNEST Partners,
               70% of the Portfolio's assets are          LLC; Epoch
               allocated to a combination of          Investment Partners,
               domestic and international equity        Inc.; Security
               strategies and approximately 30% of      Investors, LLC;
               the Portfolio's assets are allocated   Thompson, Siegel &
               to certain foreign and domestic           Walmsley LLC
               fixed income investment strategies
               and a liquidity strategy. A portion
               of the Portfolio may be invested in
               below investment grade bonds,
               commonly known as "junk bonds".
    ------------------------------------------------------------------------
     INTER-    AST PARAMETRIC EMERGING MARKETS        Parametric Portfolio
    NATIONAL   EQUITY PORTFOLIO: seeks long-term        Associates LLC
     EQUITY    capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the MSCI World Index.
               The Portfolio seeks to employ a
               top-down, disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
    ------------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
    FIXED      AST PIMCO LIMITED MATURITY BOND         Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one -to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. Portfolio holdings
               are concentrated in areas of the
               bond market (based on quality,
               sector, interest rate or maturity)
               that the subadvisor believes to be
               relatively undervalued. The
               Portfolio may invest up to 10% total
               assets in non- investment grade
               bonds which are commonly known as
               "junk bonds".
    -----------------------------------------------------------------------
    FIXED      AST PIMCO TOTAL RETURN BOND             Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within two
               years (+/-) of the duration of the
               Barclays U.S. Aggregate Bond Index,
               as calculated by Pacific Investment
               Management Company LLC ("PIMCO").
               Portfolio holdings are concentrated
               in areas of the bond market (based
               on quality, sector, interest rate or
               maturity) that the subadvisor
               believes to be relatively
               undervalued. The Portfolio may
               invest up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
    -----------------------------------------------------------------------
    ASSET      AST PRESERVATION ASSET ALLOCATION          Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total      Investments LLC;
     TION      return consistent with its specified      Quantitative
               level of risk. The Portfolio               Management
               primarily invests its assets in a        Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 35% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    -----------------------------------------------------------------------
    FIXED      AST PRUDENTIAL CORE BOND PORTFOLIO:        Prudential
    INCOME     seeks to maximize total return             Investment
               consistent with the long-term           Management, Inc.
               preservation of capital. The
               Portfolio invests, under normal
               circumstances, at least 80% of its
               net assets in intermediate and
               long-term debt obligations and high
               quality money market instruments. In
               addition, the Portfolio invests,
               under normal circumstances, at least
               80% of its net assets in
               intermediate and long-term debt
               obligations that are rated
               investment grade by the major
               ratings services, or if unrated,
               considered to be of comparable
               quality by the subadvisor, and high
               quality money market instruments.
               Likewise, the Portfolio may invest
               up to 20% of its net assets in
               high-yield/high-risk debt securities
               (commonly known as "junk bonds").
               The Portfolio also may invest up to
               20% of its total assets in debt
               securities issued outside the U.S.
               by U.S. or foreign issuers, whether
               or not such securities are
               denominated in the U.S. dollar.
    -----------------------------------------------------------------------
    ASSET      AST PRUDENTIAL GROWTH ALLOCATION           Prudential
    ALLOCA-    PORTFOLIO (formerly AST First Trust        Investment
     TION      Capital Appreciation Target             Management, Inc.;
               Portfolio): seeks total return. The       Quantitative
               Portfolio invests in a combination         Management
               of global equity and equity-related      Associates LLC
               securities, debt obligations, and
               money market instruments in order to
               achieve diversification in a single
               Portfolio. The Portfolio may also
               utilize an overlay sleeve for
               liquidity and allocation changes.
               The overlay sleeve will generally be
               approximately 5% of the Portfolio's
               assets. Under normal conditions, it
               is expected that approximately
               60-80% of the value of the
               Portfolio's assets will be invested
               in equity and equity-related
               securities and approximately 20-40%
               of the value of the Portfolio's
               assets will be invested in debt
               obligations and money market
               instruments.
    -----------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUBADVISOR(S)
    ------------------------------------------------------------------------
      INTER-    AST QMA EMERGING MARKETS EQUITY           Quantitative
    NATIONAL    PORTFOLIO: seeks long-term capital         Management
     EQUITY     appreciation. The Portfolio seeks to     Associates LLC
                achieve its investment objective
                through investment in equity and
                equity-related securities of
                emerging market companies. Under
                normal circumstances, the Portfolio
                will invest at least 80% of its
                assets in equity and equity-related
                securities of issuers: (i) located
                in emerging market countries or (ii)
                included as emerging market issuers
                in one or more broad-based market
                indices. The strategy used by the
                subadvisor is a quantitatively
                driven, bottom up investment process
                which utilizes an adaptive model
                that evaluates stocks differently
                based on their growth expectations.
    ------------------------------------------------------------------------
    LARGE-CAP   AST QMA LARGE-CAP PORTFOLIO: seeks        Quantitative
      BLEND     long-term capital appreciation. The        Management
                Portfolio invests, under normal          Associates LLC
                circumstances, at least 80% of the
                value of its assets in equity and
                equity-related securities of
                large-capitalization companies. For
                purposes of the Portfolio, a
                large-cap company is a company with
                a market capitalization in the range
                of companies in the S&P 500(R) Index.
    ------------------------------------------------------------------------
    LARGE-CAP   AST QMA US EQUITY ALPHA PORTFOLIO:        Quantitative
      BLEND     seeks long term capital                    Management
                appreciation. The portfolio utilizes     Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The Portfolio seeks
                to produce returns that exceed those
                of its benchmark index, the Russell
                1000(R), which is comprised of
                stocks representing more than 90% of
                the market cap of the US market and
                includes the largest 1,000
                securities in the Russell 3000(R)
                Index.
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
     ALLOCA-    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio operates as a
                "fund-of-funds", meaning that the
                Portfolio invests substantially all
                of its assets in a combination of
                other mutual funds. The assets of
                the Portfolio are allocated to a
                capital growth segment and a fixed
                income segment. Under normal
                circumstances, approximately 75% of
                the Portfolio's net assets
                attributable to the capital growth
                segment are invested in underlying
                portfolios that invest primarily in
                equity securities, while the
                remaining 25% of the Portfolio's net
                assets attributable to the capital
                growth segment are invested in
                underlying portfolios that invest
                primarily in debt securities and
                money market instruments. All of the
                assets attributable to the fixed
                income segment are invested in the
                AST Investment Grade Bond Portfolio,
                which in turn invests at least 80%
                of its assets in bonds. Portfolio
                assets are normally transferred
                between the capital growth segment
                and the fixed income segment based
                upon the application of a
                quantitative model to the
                Portfolio's overall net asset value
                (NAV) per share. In general terms,
                the model seeks to transfer
                Portfolio assets from the capital
                growth segment to the fixed income
                segment when the Portfolio's NAV per
                share experiences certain declines
                and from the fixed income segment to
                the capital growth segment when the
                Portfolio's NAV per share
                experiences certain increases or
                remains flat over certain periods of
                time.
    ------------------------------------------------------------------------
      ASSET     AST RCM WORLD TRENDS PORTFOLIO           Allianz Global
     ALLOCA-    (formerly AST Moderate Asset            Investors U.S. LLC
      TION      Allocation Portfolio): seeks highest
                potential total return consistent
                with its specified level of risk
                tolerance. The Portfolio will invest
                in a broad range of asset classes.
                Under normal circumstances,
                approximately 60% of the Portfolio's
                net assets will be invested to
                provide exposure to domestic and
                foreign equity securities and
                approximately 40% of its net assets
                will be invested to provide exposure
                to fixed income securities.
                Depending on market conditions, such
                equity exposure may range between
                50-70% of the Portfolio's net assets
                and such fixed income exposure may
                range between 30-50% of its net
                assets. The Portfolio may also
                invest in non-investment grade bonds
                which are commonly known as "junk
                bonds". Such exposure may be
                obtained through: (i) the purchase
                of "physical" securities (e.g.,
                common stocks, bonds, etc.); (ii)
                the use of derivatives (e.g., option
                and futures contracts on indices,
                securities, and commodities,
                currency forwards, etc.); and (iii)
                the purchase of exchange-traded
                funds.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS GLOBAL TACTICAL          Schroder Investment
     ALLOCA-    PORTFOLIO: seeks to outperform its      Management North
      TION      blended performance benchmark. The       America Inc./
                blended benchmark is comprised of      Schroder Investment
                45% Russell 3000(R), 12.5% MSCI EAFE    Management North
                (USD Hedged), 12.5% MSCI EAFE             America Ltd.
                (Local), and 30% Barclays U.S.
                Aggregate Bond Index. The Portfolio
                is a multi-asset class fund that
                allocates its assets among various
                regions and countries throughout the
                world, including the United States
                (but in no fewer than three
                countries). The subadvisors use
                various investment strategies,
                currency hedging, and a global
                tactical asset allocation strategy
                in order to help the Portfolio
                achieve its investment objective.
                Under normal circumstances,
                approximately 70% of the Portfolio's
                net assets are invested to provide
                exposure to equity securities and
                approximately 30% of its net assets
                are invested to provide exposure to
                fixed income securities, including
                non-investment grade bonds (commonly
                known as "junk bonds"). Depending on
                market conditions, such equity
                exposure may range between 60-80% of
                the Portfolio's net assets and such
                fixed income exposure may range
                between 20-40% of its net assets.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD        Schroder Investment
     ALLOCA-    STRATEGIES PORTFOLIO: seeks             Management North
      TION      long-term capital appreciation. The      America Inc./
                Portfolio seeks to achieve its         Schroder Investment
                objective through a flexible global     Management North
                asset allocation approach. This           America Ltd.
                approach entails investing in
                traditional asset classes, such as
                equity and fixed income investments,
                and alternative asset classes, such
                as investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                emerging market debt and absolute
                return strategies. The subadvisors
                seek to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The    Management, Inc.;
                Portfolio pursues its objective by       Emerald Mutual
                investing, under normal                Fund Advisers Trust
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Investments, LLC;
                by investing primarily in                 J.P. Morgan
                small-capitalization stocks that           Investment
                appear to be undervalued. The          Management, Inc.;
                Portfolio invests, under normal        Lee Munder Capital
                circumstances, at least 80% of the         Group, LLC
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are generally
                the stocks of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. The Portfolio is
                subadvised by three different
                subadvisors and each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
     ALLOCA-    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods:
                the equity portion may range between
                50-70% and the fixed income potion
                may range between 30- 50%. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies. The fixed
                income portion of the Portfolio will
                be allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves. The Portfolio's
                maximum combined exposure to foreign
                equity and foreign fixed income
                securities is 30% of the Portfolio's
                net assets.
    ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
     LARGE-CAP   AST T. ROWE PRICE EQUITY INCOME         T. Rowe Price
       VALUE     PORTFOLIO: seeks substantial           Associates, Inc.
                 dividend income as well as long-term
                 growth of capital through
                 investments in the common stocks of
                 established companies. The Portfolio
                 will normally invest at least 80% of
                 its net assets (including any
                 borrowings for investment purposes)
                 in common stocks, with 65% of net
                 assets (including any borrowings for
                 investment purposes) in
                 dividend-paying common stocks of
                 well-established companies. The
                 Portfolio will typically employ a
                 "value" approach in selecting
                 investments. T. Rowe Price's
                 research team will seek companies
                 that appear to be undervalued by
                 various measures and may be
                 temporarily out of favor but have
                 good prospects for capital
                 appreciation and dividend growth. In
                 selecting investments, T. Rowe Price
                 generally will look for companies in
                 the aggregate with one or more of
                 the following: an established
                 operating history, above-average
                 dividend yield relative to the S&P
                 500(R) Index, low price/earnings
                 ratio relative to the S&P 500(R)
                 Index, a sound balance sheet and
                 other positive financial
                 characteristics, and low stock price
                 relative to a company's underlying
                 value as measured by assets, cash
                 flow, or business franchises.
     ---------------------------------------------------------------------
     LARGE-CAP   AST T. ROWE PRICE LARGE-CAP GROWTH      T. Rowe Price
      GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                 capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market
                 capitalization is larger than the
                 median market capitalization of
                 companies in the Russell 1000(R)
                 Growth Index as of the time of
                 purchase.
     ---------------------------------------------------------------------
     SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES     T. Rowe Price
                 PORTFOLIO: seeks long-term capital     Associates, Inc.
                 growth primarily through investing
                 in the common stocks of companies
                 that own or develop natural
                 resources (such as energy products,
                 precious metals and forest products)
                 and other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although the Portfolio is
                 primarily invested in U.S.
                 securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
     ---------------------------------------------------------------------
       FIXED     AST TEMPLETON GLOBAL BOND PORTFOLIO       Franklin
      INCOME     (formerly the AST T. Rowe Price        Advisers, Inc.
                 Global Bond Portfolio): seeks to
                 provide current income with capital
                 appreciation and growth of income.
                 The Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in fixed income
                 securities of any maturity,
                 including bonds, notes, bills and
                 debentures. The Portfolio invests
                 predominantly in fixed income
                 securities issued by governments and
                 government agencies located around
                 the world. The Portfolio may also
                 invest in inflation-indexed
                 securities, and may invest without
                 limit in developing markets and
                 expects to invest at least 40% of
                 its net assets in foreign
                 securities. The Portfolio focuses on
                 "investment grade" fixed income
                 securities but may invest up to 25%
                 of its total assets in fixed income
                 securities that are rated below
                 investment grade, commonly known as
                 "junk bonds". The Portfolio
                 regularly uses currency derivatives
                 and may also use other derivatives,
                 including swap agreements (which may
                 include interest rate and credit
                 default swaps).
     ---------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      ASSET      AST WELLINGTON MANAGEMENT HEDGED         Wellington
      ALLOCA-    EQUITY PORTFOLIO: seeks to               Management
       TION      outperform a mix of 50% Russell         Company, LLP
                 3000(R) Index, 20% MSCI EAFE Index,
                 and 30% Treasury Bill Index over a
                 full market cycle by preserving
                 capital in adverse markets utilizing
                 an options strategy while
                 maintaining equity exposure to
                 benefit from up markets through
                 investments in Wellington
                 Management's equity investment
                 strategies. The Portfolio utilizes a
                 select spectrum of Wellington
                 Management's equity investment
                 strategies to invest in a broadly
                 diversified portfolio of common
                 stocks while also pursuing an equity
                 index option overlay strategy. The
                 Portfolio will normally invest at
                 least 80% of its assets in common
                 stocks of small, medium and large
                 companies and may also invest up to
                 30% of its assets in equity
                 securities of foreign issuers and
                 non-dollar denominated securities.
                 The equity index option overlay
                 strategy is designed to help
                 mitigate capital losses in adverse
                 market environments and employs a
                 put/spread collar to meet this goal.
      --------------------------------------------------------------------
      FIXED      AST WESTERN ASSET CORE PLUS BOND        Western Asset
      INCOME     PORTFOLIO: seeks to maximize total       Management
                 return, consistent with prudent        Company/ Western
                 investment management and liquidity    Asset Management
                 needs, by investing to obtain the      Company Limited
                 average duration specified for the
                 Portfolio. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assets in
                 debt and fixed income securities.
                 The Portfolio's current target
                 average duration is generally 2.5 to
                 7 years. The Portfolio has the
                 ability to invest up to 20% in below
                 investment grade securities,
                 commonly known as "junk bonds" or
                 "high yield" securities.
      --------------------------------------------------------------------
      FIXED      AST WESTERN ASSET EMERGING MARKETS      Western Asset
      INCOME     DEBT PORTFOLIO: seeks to maximize        Management
                 total return. The Portfolio pursues    Company/ Western
                 its objective, under normal market     Asset Management
                 conditions, by investing at least      Company Limited
                 80% of its assets in fixed income
                 securities issued by governments,
                 government related entities and
                 corporations located in emerging
                 markets, and related instruments.
                 The Portfolio may invest without
                 limit in high yield debt securities
                 and related investments rated below
                 investment grade (that is,
                 securities rated below Baa/BBB), or,
                 if unrated, determined to be of
                 comparable credit quality by one of
                 the subadvisors. The Portfolio may
                 invest in below-investment grade
                 securities which are commonly
                 referred to as "junk bonds". The
                 Portfolio also may invest up to 50%
                 of its assets in non-U.S. dollar
                 denominated fixed income securities.
      --------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
                  PROFUND VP
     ---------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK
      DAILY INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES,
      CORRESPOND TO THE PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE
      DAILY PERFORMANCE OF AN INDEX OR SECURITY, OR THE INVERSE (-1X), A
      MULTIPLE (I.E., 1.25X OR 2X), OR AN INVERSE MULTIPLE (I.E., -1.25X
      OR -2X) OF THE DAILY PERFORMANCE OF AN INDEX OR SECURITY. EACH
      CLASSIC PROFUND VP AND SECTOR PROFUND VP PORTFOLIO SEEKS TO
      PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT
      MATCH (1X) THE PERFORMANCE OF ITS BENCHMARK. EACH ULTRA PROFUND VP
      PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES
      AND EXPENSES, THAT CORRESPOND TO A MULTIPLE (I.E., 1.25X OR 2X) OF
      THE DAILY PERFORMANCE OF ITS BENCHMARK. EACH INVERSE PROFUND VP
      PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES
      AND EXPENSES, THAT CORRESPOND TO THE INVERSE (-1X) OR AN INVERSE
      MULTIPLE (I.E., -1.25X OR -2X) OF THE DAILY PERFORMANCE OF ITS
      BENCHMARK. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY
      MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT
      RESULTS OF THE APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED
      THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO
      ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET
      ALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE
      ARRANGED BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS
      BASED.
     ---------------------------------------------------------------------

      PROFUND VP CONSUMER GOODS: seeks      SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Goods Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------

      PROFUND VP CONSUMER SERVICES: seeks   SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Services Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------

      PROFUND VP FINANCIALS: seeks          SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Financials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------

      PROFUND VP HEALTH CARE: seeks         SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Health Care/SM/ Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------

      PROFUND VP INDUSTRIALS: seeks         SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Industrials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------

      PROFUND VP LARGE-CAP GROWTH: seeks    LARGE-CAP   PROFUND ADVISORS
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Growth
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P 500(R) GROWTH INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP LARGE-CAP VALUE: seeks     LARGE-CAP   PROFUND ADVISORS
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Value
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P 500(R) VALUE INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP MID-CAP GROWTH: seeks       MID-CAP    PROFUND ADVISORS
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Growth Index(R) (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P MIDCAP 400(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP MID-CAP VALUE: seeks        MID-CAP    PROFUND ADVISORS
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Value Index (the "Index"). To meet
      its investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P MIDCAP 400(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE          ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------

      PROFUND VP REAL ESTATE: seeks          SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Real Estate Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT, MANAGEMENT
      OR OWNERSHIP OF SHOPPING MALLS, APARTMENT BUILDINGS AND HOUSING
      DEVELOPMENTS; AND REAL ESTATE INVESTMENT TRUSTS ("REITS") THAT
      INVEST IN INDUSTRIAL, OFFICE AND RETAIL PROPERTIES. REITS ARE
      PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR
      INTERESTS.
     ------------------------------------------------------------------------

      PROFUND VP SMALL-CAP GROWTH: seeks     SMALL-CAP    PROFUND ADVISORS
      investment results, before fees and     GROWTH            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Growth Index(R) (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      THE S&P SMALLCAP 600(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISING STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS IN CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET
      CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------

      PROFUND VP SMALL-CAP VALUE: seeks      SMALL-CAP    PROFUND ADVISORS
      investment results, before fees and      VALUE            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Value Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE S&P SMALLCAP 600(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P SMALLCAP 600 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM. SECURITIES ARE
      SELECTED FOR INCLUSION IN THE INDEX BY AN S&P COMMITTEE THROUGH A
      NON-MECHANICAL PROCESS THAT FACTORS IN CRITERIA SUCH AS LIQUIDITY,
      PRICE, MARKET CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------

      PROFUND VP TELECOMMUNICATIONS: seeks   SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Telecommunications Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. TELECOMMUNICATIONS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ------------------------------------------------------------------------

      PROFUND VP UTILITIES: seeks            SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Utilities Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. UTILITIES/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ------------------------------------------------------------------------



 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit

 Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.

   .   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime
       6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.

   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges". If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value".


 TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and is taken out of the Sub-accounts or DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY


 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.


 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.


 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial
 Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your Prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOAs" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections for any such restrictions.


 You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

 WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");
..   or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code")(or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodian Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.

 Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

 OLDEST OWNER'S AGE ON THE DATE THAT              PURCHASE CREDIT ON
THE PURCHASE PAYMENT IS APPLIED TO THE  PURCHASE PAYMENTS AS THEY ARE APPLIED
               ANNUITY                              TO THE ANNUITY
-------------------------------------------------------------------------------
                0 - 80                                  6.00%*
               81 - 85                                  3.00%
-------------------------------------------------------------------------------

 * For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

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 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under the following circumstance:
..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.


 Currently, we charge $10.00 for each transfer after the 20/th/ in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar

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


    days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

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

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing; you should be aware that:
 (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.


 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

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


                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

 Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Excluding Lifetime Five, systematic withdrawals must be taken from your
    Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.
..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

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 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" for information on the impact of the minimum Surrender Value at annuitization.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.

 OPTION 2
 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS: We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:

 Highest Daily Guaranteed Return Option II (HD GRO II)

 Highest Daily Guaranteed Return Option (Highest Daily GRO) /1/


 Guaranteed Minimum Income Benefit (GMIB) /1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
 Highest Daily Lifetime Seven Income Benefit /1/
 Spousal Highest Daily Lifetime Seven Income Benefit /1/
 Highest Daily Lifetime 7 Plus Income Benefit /1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit /1/

 Highest Daily Lifetime 6 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

 1  No longer available for new elections.


 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6 PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

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



 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit


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


 and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.


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




 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



Withdrawal Amount                                                                    $ 50,000
Divided by Account Value before withdrawal                                           $300,000
Equals ratio                                                                            16.67%
All guarantees will be reduced by the above ratio (16.67%) Initial guarantee amount  $166,667
Additional guarantee amount                                                          $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.


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 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.


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..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

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 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve
 Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts.

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 The formula is set forth in Appendix C of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer

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


 amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

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..   You cannot participate in any dollar cost averaging program that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix C of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

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 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the

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 "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

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 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or

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 immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

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..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus

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 subsequent Purchase Payments prior to the first withdrawal or the 10/th/
 anniversary of the benefit effective date, if earlier. With respect to (A) and
 (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up

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 is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.

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..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or

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       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the

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 Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced

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 (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

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 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0

..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

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


..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under this benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

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 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

 EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.


 THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER OFFERED FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we

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

 recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the

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 benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).

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

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of
    the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit
    Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE

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

 LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

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

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new mathematical formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D (Page D-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is

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

 allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.


 HIGHEST DAILY LIFETIME SEVEN IS NO LONGER AVAILABLE FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

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

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

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

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your

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 death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

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 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

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 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (Page E-4) . Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

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 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THIS ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess

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 withdrawals." Excess withdrawals, as discussed below, will reduce your Annual
 Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time

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 of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6%
 for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity

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

 Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income

    Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 Spousal Highest Daily Lifetime Seven can no longer be elected. Spousal Highest Daily Lifetime Seven could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations were as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact

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 on whether (and how much) your Account Value is transferred to or from the AST
 Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (Page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST

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 Investment Grade Bond Sub-account, regardless of how much of your Account
 Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 HIGHEST DAILY LIFETIME 7 PLUS IS NO LONGER OFFERED FOR NEW ELECTIONS. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect any available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this Prospectus.

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 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

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 If the sum of (a) and (b) is greater than your Account Value on the Tenth
 Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.

 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount

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 intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Option (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Option will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond

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

 Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS


 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

 Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus was not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

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

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

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

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

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 In this example, 5% of the December 1 value results in the highest amount of
 $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be

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


 available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

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

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide

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


 that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

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

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

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



 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5%

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

 of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

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

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the

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


 current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.


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


..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The

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 benefit automatically terminates: (i) upon your termination of the benefit,
 (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the

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 Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate
 Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

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 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


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 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

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 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being

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 increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual

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 Income Amount for that Annuity Year to $0. The remaining withdrawal amount of
 $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below. the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus

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 benefit. You must tell us if your withdrawal is intended to be the
 Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

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 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

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..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the

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    closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily


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    Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFIT, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFIT

 ONE OPTIONAL DEATH BENEFIT IS OFFERED FOR PURCHASE WITH YOUR ANNUITY TO PROVIDE AN ENHANCED LEVEL OF PROTECTION FOR YOUR BENEFICIARIES. WE RESERVE THE RIGHT TO CEASE OFFERING ANY OPTIONAL DEATH BENEFIT.

 THE OPTIONAL DEATH BENEFIT IS NOT AVAILABLE IF YOUR ANNUITY IS HELD AS A BENEFICIARY ANNUITY.

 CURRENTLY, THE OPTIONAL DEATH BENEFIT MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. HOWEVER, WITH RESPECT TO THE L SERIES, IF NOT PREVIOUSLY ELECTED THIS DEATH BENEFIT MAY BE ELECTED ON THE FIFTH ANNUITY ANNIVERSARY AND EACH ANNUITY ANNIVERSARY THEREAFTER, BUT NOT LATER THAN THE TENTH ANNUITY ANNIVERSARY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE THE OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. IF YOU ELECT SPOUSAL LIFETIME FIVE OR SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, YOU ARE NOT PERMITTED TO ELECT THE OPTIONAL DEATH BENEFIT.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF THE ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF THE ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF THE ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS.

 IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

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 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL HAV DEATH BENEFIT? DOES THE OPTIONAL HAV DEATH BENEFIT TERMINATE UNDER OTHER CIRCUMSTANCES?

 For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. Also, if you elected the Highest Anniversary Value Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefit is payable upon the first death of either Owner and therefore terminates and does not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity" below).


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 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS-ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.


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   .   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.


 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option. Thus the death benefit must be at least $15,000.
..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Rate Options will be offered.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.
..   If the beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

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 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse's death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).


 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.


 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death". "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

 There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

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 The NYSE is closed on the following nationally recognized holidays: New Year's
 Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.


 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

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 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income
 Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.


 This discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your

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 contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered. Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to

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 terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.


 QUALIFIED ANNUITY CONTRACTS

 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

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 In any event, you must begin receiving distributions from your TDA by
 April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your

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    spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st /of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

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 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE OF NEW JERSEY?
 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp.


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 (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial
 Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations), 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.


 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio

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 requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

 Pruco Life of New Jersey and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. We receive administrative services fees with respect to both affiliated and unaffiliated portfolios. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or

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 co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2012, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Prudential Annuities (the business unit that includes Pruco Life of New Jersey) sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners;
 (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer.

 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. A list of firms that PAD paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 Pruco Life of New Jersey or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively.


 NAME OF FIRM:


  Allstate Financial Srvcs, LLC
  AMERICAN PORTFOLIO FIN SVCS INC
  AXA Advisors, LLC
  BBVA Compass Investment Solutions, Inc.
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Citigroup Global Markets Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Edward Jones & Co.
  Equity Services, Inc.
  Financial Network Investment
  First Allied Securities Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  LPL Financial Corporation
  M Holdings Securities, Inc
  Merrill Lynch, P,F,S
  MetLife
  Morgan Stanley Smith Barney
  Multi Financial Securities Crp
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  PNC Investments, LLC
  PRIMEVEST FINANCIAL SERVICES
  ProEquities
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  SAGEPOINT FINANCIAL, INC.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  US Bank
  Wall Street Financial Group
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
   . calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours.
   . writing to us via regular mail at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
   . accessing information about your Annuity through our Internet Website at www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Pruco Life of New Jersey pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life of New Jersey's motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Pruco Life of New Jersey's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey's use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of

 Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures.

 In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements
..   Separate Account Financial Information
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                                PREMIER B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97052        $10.58443           30,244
    01/01/2007 to 12/31/2007                             $10.58443        $11.42715           81,488
    01/01/2008 to 12/31/2008                             $11.42715         $7.70132          184,413
    01/01/2009 to 12/31/2009                              $7.70132         $9.46834          495,528
    01/01/2010 to 12/31/2010                              $9.46834        $10.48061          590,701
    01/01/2011 to 12/31/2011                             $10.48061        $10.08606          496,720
    01/01/2012 to 12/31/2012                             $10.08606        $11.22438          518,079
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98924        $10.52787                0
    01/01/2007 to 12/31/2007                             $10.52787        $11.39704            5,817
    01/01/2008 to 12/31/2008                             $11.39704         $7.90927           24,155
    01/01/2009 to 12/31/2009                              $7.90927         $9.86809          156,140
    01/01/2010 to 12/31/2010                              $9.86809        $11.09301          227,664
    01/01/2011 to 12/31/2011                             $11.09301        $10.97930          192,665
    01/01/2012 to 12/31/2012                             $10.97930        $12.33589          208,942
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98487        $11.06450              471
    01/01/2007 to 12/31/2007                             $11.06450        $10.92634              463
    01/01/2008 to 12/31/2008                             $10.92634         $7.04890            6,416
    01/01/2009 to 12/31/2009                              $7.04890         $8.20740           84,010
    01/01/2010 to 12/31/2010                              $8.20740         $9.23755           96,265
    01/01/2011 to 12/31/2011                              $9.23755         $9.45889           96,611
    01/01/2012 to 05/04/2012                              $9.45889        $10.29604                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97992        $10.54079           11,213
    01/01/2007 to 12/31/2007                             $10.54079        $11.36613           16,870
    01/01/2008 to 12/31/2008                             $11.36613         $8.01173          135,256
    01/01/2009 to 12/31/2009                              $8.01173         $9.76594          799,499
    01/01/2010 to 12/31/2010                              $9.76594        $10.84380        1,232,371
    01/01/2011 to 12/31/2011                             $10.84380        $10.59031        1,065,584
    01/01/2012 to 12/31/2012                             $10.59031        $11.77599        1,189,039
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99906         $9.19895           12,775
    01/01/2012 to 12/31/2012                              $9.19895        $10.17608           17,166

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.94976        $11.05698             623
    01/01/2007 to 12/31/2007                        $11.05698        $11.05953           1,500
    01/01/2008 to 12/31/2008                        $11.05953         $6.85537           1,880
    01/01/2009 to 12/31/2009                         $6.85537         $8.01495          12,392
    01/01/2010 to 12/31/2010                         $8.01495         $8.90956          13,643
    01/01/2011 to 12/31/2011                         $8.90956         $8.76502          22,894
    01/01/2012 to 12/31/2012                         $8.76502         $9.82659          27,926
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98023        $10.64300          12,198
    01/01/2007 to 12/31/2007                        $10.64300        $11.54504          15,700
    01/01/2008 to 12/31/2008                        $11.54504         $7.42587          80,630
    01/01/2009 to 12/31/2009                         $7.42587         $9.20111         626,770
    01/01/2010 to 12/31/2010                         $9.20111        $10.31320         827,292
    01/01/2011 to 12/31/2011                        $10.31320         $9.94870         637,209
    01/01/2012 to 12/31/2012                         $9.94870        $11.18527         772,801
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08124         $7.37228             964
    01/01/2009 to 12/31/2009                         $7.37228         $8.99315         202,692
    01/01/2010 to 12/31/2010                         $8.99315         $9.95049         339,848
    01/01/2011 to 12/31/2011                         $9.95049         $9.65877         322,405
    01/01/2012 to 12/31/2012                         $9.65877        $10.53074         413,772
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88749        $12.16133               7
    01/01/2007 to 12/31/2007                        $12.16133         $9.62541           3,901
    01/01/2008 to 12/31/2008                         $9.62541         $6.18048           3,912
    01/01/2009 to 12/31/2009                         $6.18048         $8.06109          14,732
    01/01/2010 to 12/31/2010                         $8.06109        $10.25594          21,712
    01/01/2011 to 12/31/2011                        $10.25594        $10.80760          20,006
    01/01/2012 to 12/31/2012                        $10.80760        $12.32439          21,519
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98334        $10.49308             253
    01/01/2007 to 12/31/2007                        $10.49308         $8.53012             581
    01/01/2008 to 07/18/2008                         $8.53012         $7.83782               0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99906         $9.98437             768
    01/01/2007 to 12/31/2007                         $9.98437        $10.97693             842
    01/01/2008 to 12/31/2008                        $10.97693         $6.06720           1,529
    01/01/2009 to 12/31/2009                         $6.06720         $7.95736           8,510
    01/01/2010 to 12/31/2010                         $7.95736        $10.42724           8,772
    01/01/2011 to 12/31/2011                        $10.42724         $8.95723          23,243
    01/01/2012 to 12/31/2012                         $8.95723        $10.63290          31,497
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.10375         $7.53310           1,702
    01/01/2009 to 12/31/2009                         $7.53310         $9.02864         106,099
    01/01/2010 to 12/31/2010                         $9.02864        $10.11522         128,857
    01/01/2011 to 12/31/2011                        $10.11522         $9.75317         152,794
    01/01/2012 to 12/31/2012                         $9.75317        $10.95703         181,734

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99906        $10.56409               0
    01/01/2007 to 12/31/2007                                     $10.56409        $11.33703           4,120
    01/01/2008 to 12/31/2008                                     $11.33703         $7.34272          16,667
    01/01/2009 to 12/31/2009                                      $7.34272         $8.99072         190,914
    01/01/2010 to 12/31/2010                                      $8.99072        $10.16518         259,388
    01/01/2011 to 12/31/2011                                     $10.16518         $9.89853         223,809
    01/01/2012 to 12/31/2012                                      $9.89853        $10.82664         251,137
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99906        $10.34228             321
    01/01/2007 to 12/31/2007                                     $10.34228        $11.39149           6,974
    01/01/2008 to 12/31/2008                                     $11.39149         $6.67723          42,821
    01/01/2009 to 12/31/2009                                      $6.67723         $8.31590         385,078
    01/01/2010 to 12/31/2010                                      $8.31590         $9.78505         505,876
    01/01/2011 to 12/31/2011                                      $9.78505         $9.07279         331,652
    01/01/2012 to 12/31/2012                                      $9.07279        $10.12855         424,521
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99906         $7.49084               0
    01/01/2009 to 11/13/2009                                      $7.49084         $8.41607               0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99906        $10.78610         291,622
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17574         $6.12807               0
    01/01/2009 to 12/31/2009                                      $6.12807         $8.18495          19,371
    01/01/2010 to 12/31/2010                                      $8.18495         $9.72626          17,614
    01/01/2011 to 12/31/2011                                      $9.72626         $9.13123          13,708
    01/01/2012 to 12/31/2012                                      $9.13123        $11.44714          18,679
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93542        $10.28977           1,967
    01/01/2007 to 12/31/2007                                     $10.28977        $11.59563           2,269
    01/01/2008 to 12/31/2008                                     $11.59563         $6.84738           8,554
    01/01/2009 to 12/31/2009                                      $6.84738        $10.11359          40,650
    01/01/2010 to 12/31/2010                                     $10.11359        $11.02726          44,923
    01/01/2011 to 12/31/2011                                     $11.02726        $10.47050          35,198
    01/01/2012 to 12/31/2012                                     $10.47050        $12.39720          37,359
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.96102        $11.07490           1,140
    01/01/2007 to 12/31/2007                                     $11.07490        $11.50976           6,463
    01/01/2008 to 12/31/2008                                     $11.50976         $6.74882           6,978
    01/01/2009 to 12/31/2009                                      $6.74882         $7.95238          65,760
    01/01/2010 to 12/31/2010                                      $7.95238         $8.87508          75,296
    01/01/2011 to 12/31/2011                                      $8.87508         $8.29010          60,638
    01/01/2012 to 12/31/2012                                      $8.29010         $9.80760          68,119
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.95841         $9.90334             606
    01/01/2007 to 12/31/2007                                      $9.90334        $11.68440           3,211
    01/01/2008 to 12/31/2008                                     $11.68440         $6.83934           5,544
    01/01/2009 to 12/31/2009                                      $6.83934        $10.62206          28,493
    01/01/2010 to 12/31/2010                                     $10.62206        $12.58318          31,507
    01/01/2011 to 12/31/2011                                     $12.58318        $12.06996          24,155
    01/01/2012 to 12/31/2012                                     $12.06996        $14.27309          31,357

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                                  $10.03395         $7.65766               0
    01/01/2009 to 12/31/2009                                    $7.65766         $9.60312          23,829
    01/01/2010 to 12/31/2010                                    $9.60312        $12.03526          31,805
    01/01/2011 to 12/31/2011                                   $12.03526        $12.05336          20,372
    01/01/2012 to 12/31/2012                                   $12.05336        $13.78582          24,157
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99906        $10.60450             649
    01/01/2007 to 12/31/2007                                   $10.60450        $10.74351             827
    01/01/2008 to 12/31/2008                                   $10.74351         $7.90831             735
    01/01/2009 to 12/31/2009                                    $7.90831        $10.59810          14,326
    01/01/2010 to 12/31/2010                                   $10.59810        $11.89197          15,358
    01/01/2011 to 12/31/2011                                   $11.89197        $12.12984          16,240
    01/01/2012 to 12/31/2012                                   $12.12984        $13.65558          18,945
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.08942         $7.64237          17,549
    01/01/2009 to 12/31/2009                                    $7.64237         $9.32217         390,581
    01/01/2010 to 12/31/2010                                    $9.32217        $10.28514         486,400
    01/01/2011 to 12/31/2011                                   $10.28514        $10.11679         348,460
    01/01/2012 to 12/31/2012                                   $10.11679        $11.01481         395,824
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                   $9.99258        $10.64379           2,502
    01/01/2007 to 12/31/2007                                   $10.64379        $12.52703           3,101
    01/01/2008 to 12/31/2008                                   $12.52703         $6.16356           5,575
    01/01/2009 to 12/31/2009                                    $6.16356         $8.24382          14,840
    01/01/2010 to 12/31/2010                                    $8.24382         $9.33168          16,577
    01/01/2011 to 12/31/2011                                    $9.33168         $8.03342          16,187
    01/01/2012 to 12/31/2012                                    $8.03342         $9.55950          18,110
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                                  $10.01073        $10.90770           1,345
    01/01/2007 to 12/31/2007                                   $10.90770        $12.70293           6,353
    01/01/2008 to 12/31/2008                                   $12.70293         $7.03242           4,237
    01/01/2009 to 12/31/2009                                    $7.03242         $9.07273          17,509
    01/01/2010 to 12/31/2010                                    $9.07273         $9.96358          20,693
    01/01/2011 to 12/31/2011                                    $9.96358         $8.61423          17,906
    01/01/2012 to 12/31/2012                                    $8.61423         $9.93649          21,411
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11193         $7.16470           8,300
    01/01/2009 to 12/31/2009                                    $7.16470         $8.97209          83,579
    01/01/2010 to 12/31/2010                                    $8.97209        $10.09570         180,965
    01/01/2011 to 12/31/2011                                   $10.09570         $9.92415         159,454
    01/01/2012 to 12/31/2012                                    $9.92415        $11.14402         187,821
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96771        $10.57685               0
    01/01/2007 to 12/31/2007                                   $10.57685        $10.65906               0
    01/01/2008 to 12/31/2008                                   $10.65906         $8.68154          51,035
    01/01/2009 to 12/31/2009                                    $8.68154        $10.47282         156,166
    01/01/2010 to 12/31/2010                                   $10.47282        $11.11144         162,648
    01/01/2011 to 12/31/2011                                   $11.11144        $11.01089         136,088
    01/01/2012 to 12/31/2012                                   $11.01089        $12.05253         153,416

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.08445        $10.29766           2,987
    01/01/2010 to 12/31/2010                      $10.29766        $11.33263           3,456
    01/01/2011 to 12/31/2011                      $11.33263        $11.27814           4,988
    01/01/2012 to 12/31/2012                      $11.27814        $12.84306           4,781
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.14583        $10.30741           4,519
    01/01/2010 to 12/31/2010                      $10.30741        $11.58869           5,093
    01/01/2011 to 12/31/2011                      $11.58869        $10.78439           4,391
    01/01/2012 to 12/31/2012                      $10.78439        $12.07266           5,235
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99906        $10.62045           1,343
    01/01/2007 to 12/31/2007                      $10.62045        $11.49018           1,472
    01/01/2008 to 12/31/2008                      $11.49018         $6.65882           4,105
    01/01/2009 to 12/31/2009                       $6.65882         $8.94533          73,237
    01/01/2010 to 12/31/2010                       $8.94533         $9.47774          90,121
    01/01/2011 to 12/31/2011                       $9.47774         $8.51271          71,369
    01/01/2012 to 12/31/2012                       $8.51271        $10.25979          87,926
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96039        $11.05295           2,533
    01/01/2007 to 12/31/2007                      $11.05295        $10.60024           8,763
    01/01/2008 to 12/31/2008                      $10.60024         $6.13164          10,882
    01/01/2009 to 12/31/2009                       $6.13164         $7.23998           8,245
    01/01/2010 to 12/31/2010                       $7.23998         $8.09953           8,942
    01/01/2011 to 12/31/2011                       $8.09953         $7.67252           8,264
    01/01/2012 to 12/31/2012                       $7.67252         $8.86610           8,789
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99906        $10.51839           1,934
    01/01/2007 to 12/31/2007                      $10.51839        $11.03115           3,825
    01/01/2008 to 12/31/2008                      $11.03115         $8.36983           4,846
    01/01/2009 to 12/31/2009                       $8.36983        $11.13803          66,710
    01/01/2010 to 12/31/2010                      $11.13803        $12.48853          69,499
    01/01/2011 to 12/31/2011                      $12.48853        $13.60242          63,034
    01/01/2012 to 12/31/2012                      $13.60242        $14.24508          62,389
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.94853        $10.25454           2,150
    01/01/2007 to 12/31/2007                      $10.25454        $11.65439           4,055
    01/01/2008 to 12/31/2008                      $11.65439         $6.49136          10,002
    01/01/2009 to 12/31/2009                       $6.49136         $8.32731          92,651
    01/01/2010 to 12/31/2010                       $8.32731         $9.85880         106,395
    01/01/2011 to 12/31/2011                       $9.85880         $9.65779          77,292
    01/01/2012 to 12/31/2012                       $9.65779        $10.71913          93,511
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96060        $11.14496             559
    01/01/2007 to 12/31/2007                      $11.14496        $12.05347             775
    01/01/2008 to 12/31/2008                      $12.05347         $7.86591           1,024
    01/01/2009 to 12/31/2009                       $7.86591        $10.22659          16,515
    01/01/2010 to 12/31/2010                      $10.22659        $11.32823          16,271
    01/01/2011 to 12/31/2011                      $11.32823        $10.84879          13,808
    01/01/2012 to 12/31/2012                      $10.84879        $13.20047          18,291

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93217        $10.42130               0
    01/01/2007 to 12/31/2007                             $10.42130        $11.85877             354
    01/01/2008 to 12/31/2008                             $11.85877         $7.46780             882
    01/01/2009 to 12/31/2009                              $7.46780         $9.17731          22,545
    01/01/2010 to 12/31/2010                              $9.17731        $10.23286          24,345
    01/01/2011 to 12/31/2011                             $10.23286        $10.05647          21,982
    01/01/2012 to 12/31/2012                             $10.05647        $11.64062          23,845
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99906        $10.21654               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92949        $10.44127              42
    01/01/2007 to 12/31/2007                             $10.44127        $10.60602           1,519
    01/01/2008 to 12/31/2008                             $10.60602         $6.48787           2,633
    01/01/2009 to 12/31/2009                              $6.48787         $8.90836           9,900
    01/01/2010 to 12/31/2010                              $8.90836        $10.88622          12,647
    01/01/2011 to 12/31/2011                             $10.88622        $10.39116          10,794
    01/01/2012 to 12/31/2012                             $10.39116        $12.16435          11,235
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                            $10.00024        $10.24522             599
    01/01/2007 to 12/31/2007                             $10.24522        $10.62479           8,468
    01/01/2008 to 12/31/2008                             $10.62479        $10.76754          11,618
    01/01/2009 to 12/31/2009                             $10.76754        $10.67105          28,827
    01/01/2010 to 12/31/2010                             $10.67105        $10.55197          78,762
    01/01/2011 to 12/31/2011                             $10.55197        $10.43487          51,393
    01/01/2012 to 12/31/2012                             $10.43487        $10.31714          89,590
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03620        $10.19727             601
    01/01/2007 to 12/31/2007                             $10.19727        $10.40039           1,304
    01/01/2008 to 12/31/2008                             $10.40039         $5.93706           1,723
    01/01/2009 to 12/31/2009                              $5.93706         $8.25521          28,304
    01/01/2010 to 12/31/2010                              $8.25521        $10.07406          32,782
    01/01/2011 to 12/31/2011                             $10.07406         $9.71228          27,059
    01/01/2012 to 12/31/2012                              $9.71228        $11.24632          26,947
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02897        $10.07980               0
    01/01/2012 to 12/31/2012                             $10.07980        $10.45063           4,596
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96545        $10.24038             333
    01/01/2007 to 12/31/2007                             $10.24038        $12.37112           2,067
    01/01/2008 to 12/31/2008                             $12.37112         $6.94901           1,148
    01/01/2009 to 12/31/2009                              $6.94901         $8.91648          18,511
    01/01/2010 to 12/31/2010                              $8.91648        $11.34303          21,749
    01/01/2011 to 12/31/2011                             $11.34303        $11.40332          14,063
    01/01/2012 to 12/31/2012                             $11.40332        $12.66951          16,441
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98848         $9.48246             527
    01/01/2007 to 12/31/2007                              $9.48246        $11.12853             706
    01/01/2008 to 12/31/2008                             $11.12853         $6.32187             773
    01/01/2009 to 12/31/2009                              $6.32187         $7.66029          17,132
    01/01/2010 to 12/31/2010                              $7.66029         $9.10804          21,393
    01/01/2011 to 04/29/2011                              $9.10804        $10.23343               0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99906        $10.36012         107,003
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10180         $5.58718               0
    01/01/2009 to 12/31/2009                            $5.58718         $9.19764          42,361
    01/01/2010 to 12/31/2010                            $9.19764        $11.11807          56,160
    01/01/2011 to 12/31/2011                           $11.11807         $8.76360          37,184
    01/01/2012 to 12/31/2012                            $8.76360        $10.21725          53,273
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98066        $10.20649           2,158
    01/01/2007 to 12/31/2007                           $10.20649        $10.77589           4,518
    01/01/2008 to 12/31/2008                           $10.77589        $10.77219           5,562
    01/01/2009 to 12/31/2009                           $10.77219        $11.73912          37,295
    01/01/2010 to 12/31/2010                           $11.73912        $12.05817          41,242
    01/01/2011 to 12/31/2011                           $12.05817        $12.18917          42,906
    01/01/2012 to 12/31/2012                           $12.18917        $12.61643          44,602
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                           $9.97171        $10.33968           6,066
    01/01/2007 to 12/31/2007                           $10.33968        $11.07079          13,316
    01/01/2008 to 12/31/2008                           $11.07079        $10.69755          15,912
    01/01/2009 to 12/31/2009                           $10.69755        $12.32370         242,625
    01/01/2010 to 12/31/2010                           $12.32370        $13.12390         355,774
    01/01/2011 to 12/31/2011                           $13.12390        $13.38718         325,067
    01/01/2012 to 12/31/2012                           $13.38718        $14.46865         373,422
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.97964        $10.45340               0
    01/01/2007 to 12/31/2007                           $10.45340        $11.23495           4,120
    01/01/2008 to 12/31/2008                           $11.23495         $8.94287         159,162
    01/01/2009 to 12/31/2009                            $8.94287        $10.61276         448,927
    01/01/2010 to 12/31/2010                           $10.61276        $11.60130         656,070
    01/01/2011 to 12/31/2011                           $11.60130        $11.58376         575,522
    01/01/2012 to 12/31/2012                           $11.58376        $12.64008         601,602
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.01898        $10.07970               0
    01/01/2012 to 12/31/2012                           $10.07970        $10.67350             174
--------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.95129        $10.76892              12
    01/01/2007 to 12/31/2007                           $10.76892        $10.86759             856
    01/01/2008 to 12/31/2008                           $10.86759         $6.58425           1,120
    01/01/2009 to 12/31/2009                            $6.58425         $7.92988           3,297
    01/01/2010 to 12/31/2010                            $7.92988         $9.01948           3,834
    01/01/2011 to 12/31/2011                            $9.01948         $9.22534           4,259
    01/01/2012 to 12/31/2012                            $9.22534        $10.83546           3,453
--------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                           $9.99906         $8.93111               0
    01/01/2012 to 12/31/2012                            $8.93111         $9.99122               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09942         $6.72112          65,976
    01/01/2009 to 12/31/2009                                $6.72112         $8.42882         223,093
    01/01/2010 to 12/31/2010                                $8.42882         $9.52812         284,699
    01/01/2011 to 12/31/2011                                $9.52812         $9.19493         208,105
    01/01/2012 to 12/31/2012                                $9.19493        $10.53597         257,307
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98482        $10.60918             462
    01/01/2007 to 12/31/2007                               $10.60918        $11.42339             462
    01/01/2008 to 12/31/2008                               $11.42339         $7.88383           4,989
    01/01/2009 to 12/31/2009                                $7.88383         $9.93070         201,980
    01/01/2010 to 12/31/2010                                $9.93070        $10.97751         325,157
    01/01/2011 to 12/31/2011                               $10.97751        $10.48592         267,001
    01/01/2012 to 12/31/2012                               $10.48592        $11.52117         292,244
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90554         $9.94820              28
    01/01/2007 to 12/31/2007                                $9.94820        $10.53785             176
    01/01/2008 to 12/31/2008                               $10.53785         $6.77186           1,448
    01/01/2009 to 12/31/2009                                $6.77186         $8.96499          14,831
    01/01/2010 to 12/31/2010                                $8.96499        $12.09068          13,324
    01/01/2011 to 12/31/2011                               $12.09068        $11.83639          11,624
    01/01/2012 to 12/31/2012                               $11.83639        $13.12648          12,075
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99288        $10.49974             517
    01/01/2007 to 12/31/2007                               $10.49974         $9.79761           2,002
    01/01/2008 to 12/31/2008                                $9.79761         $6.80776           3,182
    01/01/2009 to 12/31/2009                                $6.80776         $8.54762          14,293
    01/01/2010 to 12/31/2010                                $8.54762        $10.64704          18,369
    01/01/2011 to 12/31/2011                               $10.64704         $9.89697          12,997
    01/01/2012 to 12/31/2012                                $9.89697        $11.56117          16,108
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96859        $10.66736           1,142
    01/01/2007 to 12/31/2007                               $10.66736        $11.21221           1,146
    01/01/2008 to 12/31/2008                               $11.21221         $8.20883          60,351
    01/01/2009 to 12/31/2009                                $8.20883        $10.07444         429,150
    01/01/2010 to 12/31/2010                               $10.07444        $11.10881         616,232
    01/01/2011 to 12/31/2011                               $11.10881        $11.20053         417,197
    01/01/2012 to 12/31/2012                               $11.20053        $12.56755         462,334
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95091        $11.11022             869
    01/01/2007 to 12/31/2007                               $11.11022        $10.59151           1,454
    01/01/2008 to 12/31/2008                               $10.59151         $6.08531           1,926
    01/01/2009 to 12/31/2009                                $6.08531         $7.44780           9,164
    01/01/2010 to 12/31/2010                                $7.44780         $8.33825          10,540
    01/01/2011 to 12/31/2011                                $8.33825         $8.10843           6,895
    01/01/2012 to 12/31/2012                                $8.10843         $9.39910           7,500

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99006        $10.33443           2,601
    01/01/2007 to 12/31/2007                                $10.33443        $11.20170           2,616
    01/01/2008 to 12/31/2008                                $11.20170        $10.80461           2,292
    01/01/2009 to 12/31/2009                                $10.80461        $11.97584          26,935
    01/01/2010 to 12/31/2010                                $11.97584        $12.51967          33,454
    01/01/2011 to 12/31/2011                                $12.51967        $12.88781          31,044
    01/01/2012 to 12/31/2012                                $12.88781        $13.40697          37,702
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.94058        $10.50381           2,453
    01/01/2007 to 12/31/2007                                $10.50381        $11.23891           4,768
    01/01/2008 to 12/31/2008                                $11.23891         $6.60360           5,359
    01/01/2009 to 12/31/2009                                 $6.60360        $10.01288          42,017
    01/01/2010 to 12/31/2010                                $10.01288        $11.46414          49,802
    01/01/2011 to 12/31/2011                                $11.46414        $11.14181          40,647
    01/01/2012 to 12/31/2012                                $11.14181        $12.95171          50,903
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14791         $9.86307           1,278
    01/01/2007 to 12/31/2007                                 $9.86307        $13.70023           8,015
    01/01/2008 to 12/31/2008                                $13.70023         $6.77408          14,305
    01/01/2009 to 12/31/2009                                 $6.77408        $10.00208          76,768
    01/01/2010 to 12/31/2010                                $10.00208        $11.91091          92,032
    01/01/2011 to 12/31/2011                                $11.91091        $10.01899          72,277
    01/01/2012 to 12/31/2012                                $10.01899        $10.26325          93,365
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.97115        $10.68969               0
    01/01/2007 to 12/31/2007                                $10.68969        $11.57765           1,228
    01/01/2008 to 12/31/2008                                $11.57765         $6.60127           3,464
    01/01/2009 to 12/31/2009                                 $6.60127         $8.38178          74,208
    01/01/2010 to 12/31/2010                                 $8.38178         $9.49930          76,276
    01/01/2011 to 12/31/2011                                 $9.49930         $9.06689          65,508
    01/01/2012 to 12/31/2012                                 $9.06689         $9.95047          71,608
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99906         $9.98594               0
    01/01/2008 to 12/31/2008                                 $9.98594         $9.35796               0
    01/01/2009 to 12/31/2009                                 $9.35796        $10.32747          84,145
    01/01/2010 to 12/31/2010                                $10.32747        $11.00618         133,754
    01/01/2011 to 12/31/2011                                $11.00618        $11.53676          95,603
    01/01/2012 to 12/31/2012                                $11.53676        $12.30126         119,554
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99906        $10.40569               0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07825         $6.66608          17,907
    01/01/2009 to 12/31/2009                                 $6.66608         $8.57160         161,207
    01/01/2010 to 12/31/2010                                 $8.57160         $9.34187         310,539
    01/01/2011 to 12/31/2011                                 $9.34187         $9.08148         224,098
    01/01/2012 to 09/21/2012                                 $9.08148        $10.21276               0



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

      ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS (2.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.81029         $9.51550        2,585,673
    01/01/2010 to 12/31/2010                              $9.51550        $10.42979        2,528,955
    01/01/2011 to 12/31/2011                             $10.42979         $9.93908        2,381,304
    01/01/2012 to 12/31/2012                              $9.93908        $10.95233        2,293,332
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.81681         $9.66501          405,643
    01/01/2010 to 12/31/2010                              $9.66501        $10.75845          408,031
    01/01/2011 to 12/31/2011                             $10.75845        $10.54414          447,743
    01/01/2012 to 12/31/2012                             $10.54414        $11.73066          448,691
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.85828         $8.48006              955
    01/01/2010 to 12/31/2010                              $8.48006         $9.45099            1,463
    01/01/2011 to 12/31/2011                              $9.45099         $9.58274              297
    01/01/2012 to 05/04/2012                              $9.58274        $10.39565                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.12556         $9.75872        1,177,713
    01/01/2010 to 12/31/2010                              $9.75872        $10.72990        1,117,527
    01/01/2011 to 12/31/2011                             $10.72990        $10.37669          992,099
    01/01/2012 to 12/31/2012                             $10.37669        $11.42526          980,480
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99767         $9.13787            2,049
    01/01/2012 to 12/31/2012                              $9.13787        $10.00940            6,178
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.08739         $8.95107                0
    01/01/2010 to 12/31/2010                              $8.95107         $9.85304                0
    01/01/2011 to 12/31/2011                              $9.85304         $9.59855                0
    01/01/2012 to 12/31/2012                              $9.59855        $10.65551                0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                              $9.67160         $9.34895                0
    01/01/2010 to 12/31/2010                              $9.34895        $10.12019                0
    01/01/2011 to 12/31/2011                             $10.12019        $10.86255                0
    01/01/2012 to 12/31/2012                             $10.86255        $11.07639                0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                             $11.32195        $11.03670           16,371
    01/01/2010 to 12/31/2010                             $11.03670        $12.01294           17,593
    01/01/2011 to 12/31/2011                             $12.01294        $13.35765                0
    01/01/2012 to 12/31/2012                             $13.35765        $13.82354                0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                             $11.28296        $10.90486            1,719
    01/01/2010 to 12/31/2010                             $10.90486        $11.88816                0
    01/01/2011 to 12/31/2011                             $11.88816        $13.49739                0
    01/01/2012 to 12/31/2012                             $13.49739        $13.98700                0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                      $9.36379         $8.76162                0
    01/01/2010 to 12/31/2010                                      $8.76162         $9.59316           86,467
    01/01/2011 to 12/31/2011                                      $9.59316        $11.14555            3,629
    01/01/2012 to 12/31/2012                                     $11.14555        $11.60016                0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $9.99767        $10.97418           34,183
    01/01/2011 to 12/31/2011                                     $10.97418        $12.92454          171,247
    01/01/2012 to 12/31/2012                                     $12.92454        $13.51172           93,962
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99825        $11.98335           55,970
    01/01/2012 to 12/31/2012                                     $11.98335        $12.41671           89,037
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99767        $10.36658            4,470
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.62186         $9.34393        1,812,334
    01/01/2010 to 12/31/2010                                      $9.34393        $10.37074        1,767,556
    01/01/2011 to 12/31/2011                                     $10.37074         $9.90639        1,650,713
    01/01/2012 to 12/31/2012                                      $9.90639        $11.02837        1,555,937
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.44202         $8.84650           36,583
    01/01/2010 to 12/31/2010                                      $8.84650         $9.69251           46,112
    01/01/2011 to 12/31/2011                                      $9.69251         $9.31643           36,265
    01/01/2012 to 12/31/2012                                      $9.31643        $10.05781           42,650
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.83369        $10.31138                0
    01/01/2010 to 12/31/2010                                     $10.31138        $12.99078              504
    01/01/2011 to 12/31/2011                                     $12.99078        $13.55593               73
    01/01/2012 to 12/31/2012                                     $13.55593        $15.30693              118
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.17846         $9.33599                0
    01/01/2010 to 12/31/2010                                      $9.33599        $12.11421              313
    01/01/2011 to 12/31/2011                                     $12.11421        $10.30454            1,070
    01/01/2012 to 12/31/2012                                     $10.30454        $12.11213            1,210
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.44095         $8.88137           16,736
    01/01/2010 to 12/31/2010                                      $8.88137         $9.85295           18,386
    01/01/2011 to 12/31/2011                                      $9.85295         $9.40740           21,314
    01/01/2012 to 12/31/2012                                      $9.40740        $10.46483           26,619
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.09464         $8.71044          405,249
    01/01/2010 to 12/31/2010                                      $8.71044         $9.75195          412,281
    01/01/2011 to 12/31/2011                                      $9.75195         $9.40336          379,639
    01/01/2012 to 12/31/2012                                      $9.40336        $10.18410          395,793
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.69815         $8.15269          320,913
    01/01/2010 to 12/31/2010                                      $8.15269         $9.49915          335,516
    01/01/2011 to 12/31/2011                                      $9.49915         $8.72164          289,364
    01/01/2012 to 12/31/2012                                      $8.72164         $9.64095          276,214
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99826        $10.71445           40,068

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $5.70989         $8.06833           1,402
    01/01/2010 to 12/31/2010                                    $8.06833         $9.49404           1,184
    01/01/2011 to 12/31/2011                                    $9.49404         $8.82617             566
    01/01/2012 to 12/31/2012                                    $8.82617        $10.95611             581
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.61870        $11.01183               0
    01/01/2010 to 12/31/2010                                   $11.01183        $11.88909             209
    01/01/2011 to 12/31/2011                                   $11.88909        $11.17858               0
    01/01/2012 to 12/31/2012                                   $11.17858        $13.10590               0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $6.79111         $8.18418               0
    01/01/2010 to 12/31/2010                                    $8.18418         $9.04440               0
    01/01/2011 to 12/31/2011                                    $9.04440         $8.36561               0
    01/01/2012 to 12/31/2012                                    $8.36561         $9.79991               0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.51861        $11.41627             427
    01/01/2010 to 12/31/2010                                   $11.41627        $13.39182           1,187
    01/01/2011 to 12/31/2011                                   $13.39182        $12.71994             263
    01/01/2012 to 12/31/2012                                   $12.71994        $14.89424             202
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.38651         $9.46659           1,076
    01/01/2010 to 12/31/2010                                    $9.46659        $11.74810             465
    01/01/2011 to 12/31/2011                                   $11.74810        $11.65091             456
    01/01/2012 to 12/31/2012                                   $11.65091        $13.19484             500
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.23996        $10.29318             904
    01/01/2010 to 12/31/2010                                   $10.29318        $11.43698           4,162
    01/01/2011 to 12/31/2011                                   $11.43698        $11.55188           2,408
    01/01/2012 to 12/31/2012                                   $11.55188        $12.87737             374
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.75350         $9.17026          43,949
    01/01/2010 to 12/31/2010                                    $9.17026        $10.01855          36,638
    01/01/2011 to 12/31/2011                                   $10.01855         $9.75834          33,986
    01/01/2012 to 12/31/2012                                    $9.75834        $10.52024          35,467
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $6.07814         $7.95060               0
    01/01/2010 to 12/31/2010                                    $7.95060         $8.91178               0
    01/01/2011 to 12/31/2011                                    $8.91178         $7.59690               0
    01/01/2012 to 12/31/2012                                    $7.59690         $8.95135               0
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $6.75855         $8.75042             691
    01/01/2010 to 12/31/2010                                    $8.75042         $9.51572             263
    01/01/2011 to 12/31/2011                                    $9.51572         $8.14664             293
    01/01/2012 to 12/31/2012                                    $8.14664         $9.30490             321
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.23727         $8.82580          12,012
    01/01/2010 to 12/31/2010                                    $8.82580         $9.83405          15,656
    01/01/2011 to 12/31/2011                                    $9.83405         $9.57260          14,436
    01/01/2012 to 12/31/2012                                    $9.57260        $10.64380          18,387

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.56475        $11.06807         252,584
    01/01/2010 to 12/31/2010                            $11.06807        $11.62819         210,165
    01/01/2011 to 12/31/2011                            $11.62819        $11.41042         208,542
    01/01/2012 to 12/31/2012                            $11.41042        $12.36735         203,929
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08364        $10.28433               0
    01/01/2010 to 12/31/2010                            $10.28433        $11.20726               0
    01/01/2011 to 12/31/2011                            $11.20726        $11.04434               0
    01/01/2012 to 12/31/2012                            $11.04434        $12.45348               0
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14502        $10.29414               0
    01/01/2010 to 12/31/2010                            $10.29414        $11.46057               0
    01/01/2011 to 12/31/2011                            $11.46057        $10.56090               0
    01/01/2012 to 12/31/2012                            $10.56090        $11.70643               0
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $7.77613        $10.43150           1,337
    01/01/2010 to 12/31/2010                            $10.43150        $10.94417           1,763
    01/01/2011 to 12/31/2011                            $10.94417         $9.73366             529
    01/01/2012 to 12/31/2012                             $9.73366        $11.61603             290
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $6.13017         $7.75509               0
    01/01/2010 to 12/31/2010                             $7.75509         $8.59095               0
    01/01/2011 to 12/31/2011                             $8.59095         $8.05852               0
    01/01/2012 to 12/31/2012                             $8.05852         $9.22079               0
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.09626        $10.95231               0
    01/01/2010 to 12/31/2010                            $10.95231        $12.16009           5,465
    01/01/2011 to 12/31/2011                            $12.16009        $13.11538           1,712
    01/01/2012 to 12/31/2012                            $13.11538        $13.60028               0
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $7.07656         $8.98924             599
    01/01/2010 to 12/31/2010                             $8.98924        $10.53837             861
    01/01/2011 to 12/31/2011                            $10.53837        $10.22269             345
    01/01/2012 to 12/31/2012                            $10.22269        $11.23474             358
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $8.52874        $11.31440               0
    01/01/2010 to 12/31/2010                            $11.31440        $12.41066             197
    01/01/2011 to 12/31/2011                            $12.41066        $11.76918               0
    01/01/2012 to 12/31/2012                            $11.76918        $14.18000               0
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $8.11993         $9.83697               0
    01/01/2010 to 12/31/2010                             $9.83697        $10.86121               0
    01/01/2011 to 12/31/2011                            $10.86121        $10.56972               0
    01/01/2012 to 12/31/2012                            $10.56972        $12.11467               0
---------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99826        $10.17925               0
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $7.21188         $9.55328             692
    01/01/2010 to 12/31/2010                             $9.55328        $11.56022             263
    01/01/2011 to 12/31/2011                            $11.56022        $10.92663             293
    01/01/2012 to 12/31/2012                            $10.92663        $12.66562             322

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.43295        $10.29201          14,531
    01/01/2010 to 12/31/2010                             $10.29201        $10.07791           1,709
    01/01/2011 to 12/31/2011                             $10.07791         $9.86837           3,458
    01/01/2012 to 12/31/2012                              $9.86837         $9.66107           3,566
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.82547         $9.23915               0
    01/01/2010 to 12/31/2010                              $9.23915        $11.16454             372
    01/01/2011 to 12/31/2011                             $11.16454        $10.65842               0
    01/01/2012 to 12/31/2012                             $10.65842        $12.22088               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02816        $10.06271               0
    01/01/2012 to 12/31/2012                             $10.06271        $10.33058               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.60280        $10.65813             594
    01/01/2010 to 12/31/2010                             $10.65813        $13.42615           1,491
    01/01/2011 to 12/31/2011                             $13.42615        $13.36567             609
    01/01/2012 to 12/31/2012                             $13.36567        $14.70405             786
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.99840         $8.49810           2,423
    01/01/2010 to 12/31/2010                              $8.49810        $10.00545           1,808
    01/01/2011 to 04/29/2011                             $10.00545        $11.20572               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99826        $10.29125               0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.16286         $9.06699             475
    01/01/2010 to 12/31/2010                              $9.06699        $10.85299           1,391
    01/01/2011 to 12/31/2011                             $10.85299         $8.47100             321
    01/01/2012 to 12/31/2012                              $8.47100         $9.77928             317
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.83850        $11.37025               0
    01/01/2010 to 12/31/2010                             $11.37025        $11.56490           5,769
    01/01/2011 to 12/31/2011                             $11.56490        $11.57644           2,885
    01/01/2012 to 12/31/2012                             $11.57644        $11.86441               0
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.73963        $11.88583           3,056
    01/01/2010 to 12/31/2010                             $11.88583        $12.53367          11,998
    01/01/2011 to 12/31/2011                             $12.53367        $12.66037           4,729
    01/01/2012 to 12/31/2012                             $12.66037        $13.54882           2,500
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.02684        $10.45297         454,267
    01/01/2010 to 12/31/2010                             $10.45297        $11.31482         415,615
    01/01/2011 to 12/31/2011                             $11.31482        $11.18744         376,199
    01/01/2012 to 12/31/2012                             $11.18744        $12.08780         405,336
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01817        $10.06259               0
    01/01/2012 to 12/31/2012                             $10.06259        $10.55085               0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.42608         $8.16461               0
    01/01/2010 to 12/31/2010                              $8.16461         $9.19572             623
    01/01/2011 to 12/31/2011                              $9.19572         $9.31379               0
    01/01/2012 to 12/31/2012                              $9.31379        $10.83195               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99825         $8.87224               0
    01/01/2012 to 12/31/2012                                $8.87224         $9.82808               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.75437         $8.29136          20,543
    01/01/2010 to 12/31/2010                                $8.29136         $9.28112          29,681
    01/01/2011 to 12/31/2011                                $9.28112         $8.86895          29,614
    01/01/2012 to 12/31/2012                                $8.86895        $10.06261          31,938
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.16284        $10.02627          46,245
    01/01/2010 to 12/31/2010                               $10.02627        $10.97475          47,685
    01/01/2011 to 12/31/2011                               $10.97475        $10.38093          45,287
    01/01/2012 to 12/31/2012                               $10.38093        $11.29392          50,319
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.58987         $8.64603             263
    01/01/2010 to 12/31/2010                                $8.64603        $11.54673             207
    01/01/2011 to 12/31/2011                               $11.54673        $11.19338              82
    01/01/2012 to 12/31/2012                               $11.19338        $12.29157               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.59461         $9.85035             229
    01/01/2010 to 12/31/2010                                $9.85035        $12.14978             417
    01/01/2011 to 12/31/2011                               $12.14978        $11.18351              71
    01/01/2012 to 12/31/2012                               $11.18351        $12.93597               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.61061        $10.41585         227,995
    01/01/2010 to 12/31/2010                               $10.41585        $11.37298         263,450
    01/01/2011 to 12/31/2011                               $11.37298        $11.35486         257,883
    01/01/2012 to 12/31/2012                               $11.35486        $12.61577         288,496
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.21709         $7.94114             675
    01/01/2010 to 12/31/2010                                $7.94114         $8.80362             945
    01/01/2011 to 12/31/2011                                $8.80362         $8.47732             314
    01/01/2012 to 12/31/2012                                $8.47732         $9.73017             341
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.94104        $11.01755           1,252
    01/01/2010 to 12/31/2010                               $11.01755        $11.40516           5,304
    01/01/2011 to 12/31/2011                               $11.40516        $11.62600           2,357
    01/01/2012 to 12/31/2012                               $11.62600        $11.97556             297
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.33023         $9.65708               0
    01/01/2010 to 12/31/2010                                $9.65708        $10.94866               0
    01/01/2011 to 12/31/2011                               $10.94866        $10.53687               0
    01/01/2012 to 12/31/2012                               $10.53687        $12.12848               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.78154        $13.05802             414
    01/01/2010 to 12/31/2010                               $13.05802        $15.39811           1,941
    01/01/2011 to 12/31/2011                               $15.39811        $12.82550             854
    01/01/2012 to 12/31/2012                               $12.82550        $13.00913             985

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.79389         $8.61586           6,280
    01/01/2010 to 12/31/2010                                 $8.61586         $9.66907           4,063
    01/01/2011 to 12/31/2011                                 $9.66907         $9.13871           5,089
    01/01/2012 to 12/31/2012                                 $9.13871         $9.93078           5,256
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.39406        $10.11398               0
    01/01/2010 to 12/31/2010                                $10.11398        $10.67324           5,081
    01/01/2011 to 12/31/2011                                $10.67324        $11.07849           3,621
    01/01/2012 to 12/31/2012                                $11.07849        $11.69664             891
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $6.62234         $8.43190          32,302
    01/01/2010 to 12/31/2010                                 $8.43190         $9.09971          46,682
    01/01/2011 to 12/31/2011                                 $9.09971         $8.75962          40,420
    01/01/2012 to 09/21/2012                                 $8.75962         $9.78063               0



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97023        $10.55993              913
    01/01/2007 to 12/31/2007                             $10.55993        $11.36107          100,987
    01/01/2008 to 12/31/2008                             $11.36107         $7.63028          267,837
    01/01/2009 to 12/31/2009                              $7.63028         $9.34859        1,448,844
    01/01/2010 to 12/31/2010                              $9.34859        $10.31243        1,890,984
    01/01/2011 to 12/31/2011                             $10.31243         $9.89009        1,805,019
    01/01/2012 to 12/31/2012                              $9.89009        $10.96824        2,011,007
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98895        $10.50357                0
    01/01/2007 to 12/31/2007                             $10.50357        $11.33129           28,359
    01/01/2008 to 12/31/2008                             $11.33129         $7.83651          410,795
    01/01/2009 to 12/31/2009                              $7.83651         $9.74357        1,065,251
    01/01/2010 to 12/31/2010                              $9.74357        $10.91538        1,244,044
    01/01/2011 to 12/31/2011                             $10.91538        $10.76640        1,046,329
    01/01/2012 to 12/31/2012                             $10.76640        $12.05491        1,172,164
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98458        $11.03890                0
    01/01/2007 to 12/31/2007                             $11.03890        $10.86336                0
    01/01/2008 to 12/31/2008                             $10.86336         $6.98402            4,142
    01/01/2009 to 12/31/2009                              $6.98402         $8.10380           72,171
    01/01/2010 to 12/31/2010                              $8.10380         $9.08951           88,602
    01/01/2011 to 12/31/2011                              $9.08951         $9.27515           81,629
    01/01/2012 to 05/04/2012                              $9.27515        $10.08400                0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97964        $10.51630            1,514
    01/01/2007 to 12/31/2007                        $10.51630        $11.30038           41,664
    01/01/2008 to 12/31/2008                        $11.30038         $7.93788          297,217
    01/01/2009 to 12/31/2009                         $7.93788         $9.64261        2,080,381
    01/01/2010 to 12/31/2010                         $9.64261        $10.66999        3,078,933
    01/01/2011 to 12/31/2011                        $10.66999        $10.38471        2,664,033
    01/01/2012 to 12/31/2012                        $10.38471        $11.50742        2,980,799
-----------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                        $9.99878         $9.17771           27,571
    01/01/2012 to 12/31/2012                         $9.17771        $10.11758           45,347
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.94947        $11.03138                0
    01/01/2007 to 12/31/2007                        $11.03138        $10.99566                0
    01/01/2008 to 12/31/2008                        $10.99566         $6.79217            2,459
    01/01/2009 to 12/31/2009                         $6.79217         $7.91375            7,430
    01/01/2010 to 12/31/2010                         $7.91375         $8.76694            8,147
    01/01/2011 to 12/31/2011                         $8.76694         $8.59508           14,220
    01/01/2012 to 12/31/2012                         $8.59508         $9.60272           23,969
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97994        $10.61841                0
    01/01/2007 to 12/31/2007                        $10.61841        $11.47849            5,082
    01/01/2008 to 12/31/2008                        $11.47849         $7.35768          104,972
    01/01/2009 to 12/31/2009                         $7.35768         $9.08512        1,391,280
    01/01/2010 to 12/31/2010                         $9.08512        $10.14802        1,949,878
    01/01/2011 to 12/31/2011                        $10.14802         $9.75559        1,552,211
    01/01/2012 to 12/31/2012                         $9.75559        $10.93015        1,896,953
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08114         $7.35525            6,399
    01/01/2009 to 12/31/2009                         $7.35525         $8.94137          710,037
    01/01/2010 to 12/31/2010                         $8.94137         $9.85912          876,483
    01/01/2011 to 12/31/2011                         $9.85912         $9.53718          753,640
    01/01/2012 to 12/31/2012                         $9.53718        $10.36223          790,870
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88721        $12.13324              166
    01/01/2007 to 12/31/2007                        $12.13324         $9.56982              166
    01/01/2008 to 12/31/2008                         $9.56982         $6.12347              488
    01/01/2009 to 12/31/2009                         $6.12347         $7.95926           48,134
    01/01/2010 to 12/31/2010                         $7.95926        $10.09166           49,938
    01/01/2011 to 12/31/2011                        $10.09166        $10.59795           44,937
    01/01/2012 to 12/31/2012                        $10.59795        $12.04361           56,589
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98305        $10.46876                0
    01/01/2007 to 12/31/2007                        $10.46876         $8.48077                0
    01/01/2008 to 07/18/2008                         $8.48077         $7.77774                0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878         $9.96119              200
    01/01/2007 to 12/31/2007                                      $9.96119        $10.91355              200
    01/01/2008 to 12/31/2008                                     $10.91355         $6.01124            2,171
    01/01/2009 to 12/31/2009                                      $6.01124         $7.85687           28,473
    01/01/2010 to 12/31/2010                                      $7.85687        $10.26015           34,068
    01/01/2011 to 12/31/2011                                     $10.26015         $8.78323           71,004
    01/01/2012 to 12/31/2012                                      $8.78323        $10.39032           75,080
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                    $10.10365         $7.51563           10,741
    01/01/2009 to 12/31/2009                                      $7.51563         $8.97650           94,153
    01/01/2010 to 12/31/2010                                      $8.97650        $10.02218          105,837
    01/01/2011 to 12/31/2011                                     $10.02218         $9.63018           92,215
    01/01/2012 to 12/31/2012                                      $9.63018        $10.78143          140,503
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878        $10.53957              605
    01/01/2007 to 12/31/2007                                     $10.53957        $11.27155              934
    01/01/2008 to 12/31/2008                                     $11.27155         $7.27517           69,413
    01/01/2009 to 12/31/2009                                      $7.27517         $8.87719          332,623
    01/01/2010 to 12/31/2010                                      $8.87719        $10.00230          474,324
    01/01/2011 to 12/31/2011                                     $10.00230         $9.70641          473,551
    01/01/2012 to 12/31/2012                                      $9.70641        $10.57978          538,274
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878        $10.31835              963
    01/01/2007 to 12/31/2007                                     $10.31835        $11.32572            1,992
    01/01/2008 to 12/31/2008                                     $11.32572         $6.61574           43,302
    01/01/2009 to 12/31/2009                                      $6.61574         $8.21100          649,862
    01/01/2010 to 12/31/2010                                      $8.21100         $9.62824        1,024,195
    01/01/2011 to 12/31/2011                                      $9.62824         $8.89662          618,018
    01/01/2012 to 12/31/2012                                      $8.89662         $9.89749          895,499
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99878         $7.47907            7,132
    01/01/2009 to 11/13/2009                                      $7.47907         $8.37764                0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99878        $10.76085        1,163,113
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17546         $6.11844                0
    01/01/2009 to 12/31/2009                                      $6.11844         $8.14381           25,045
    01/01/2010 to 12/31/2010                                      $8.14381         $9.64413           35,409
    01/01/2011 to 12/31/2011                                      $9.64413         $9.02305           27,948
    01/01/2012 to 12/31/2012                                      $9.02305        $11.27234           28,233
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93514        $10.26599            1,730
    01/01/2007 to 12/31/2007                                     $10.26599        $11.52872            1,734
    01/01/2008 to 12/31/2008                                     $11.52872         $6.78433            3,944
    01/01/2009 to 12/31/2009                                      $6.78433         $9.98592           70,769
    01/01/2010 to 12/31/2010                                      $9.98592        $10.85057           99,315
    01/01/2011 to 12/31/2011                                     $10.85057        $10.26731           76,138
    01/01/2012 to 12/31/2012                                     $10.26731        $12.11480           86,030

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.96074        $11.04934               0
    01/01/2007 to 12/31/2007                          $11.04934        $11.44345           6,599
    01/01/2008 to 12/31/2008                          $11.44345         $6.68664           7,508
    01/01/2009 to 12/31/2009                           $6.68664         $7.85195          61,439
    01/01/2010 to 12/31/2010                           $7.85195         $8.73274          90,040
    01/01/2011 to 12/31/2011                           $8.73274         $8.12897          75,466
    01/01/2012 to 12/31/2012                           $8.12897         $9.58378          85,828
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.95813         $9.88034             571
    01/01/2007 to 12/31/2007                           $9.88034        $11.61687             772
    01/01/2008 to 12/31/2008                          $11.61687         $6.77623           8,178
    01/01/2009 to 12/31/2009                           $6.77623        $10.48781          76,995
    01/01/2010 to 12/31/2010                          $10.48781        $12.38123         102,984
    01/01/2011 to 12/31/2011                          $12.38123        $11.83537          79,956
    01/01/2012 to 12/31/2012                          $11.83537        $13.94732          85,009
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                         $10.03366         $7.64561           2,423
    01/01/2009 to 12/31/2009                           $7.64561         $9.55496          54,289
    01/01/2010 to 12/31/2010                           $9.55496        $11.93357          60,770
    01/01/2011 to 12/31/2011                          $11.93357        $11.91052          50,167
    01/01/2012 to 12/31/2012                          $11.91052        $13.57541          59,955
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.99878        $10.57993           1,007
    01/01/2007 to 12/31/2007                          $10.57993        $10.68144           1,006
    01/01/2008 to 12/31/2008                          $10.68144         $7.83540           2,299
    01/01/2009 to 12/31/2009                           $7.83540        $10.46419          37,304
    01/01/2010 to 12/31/2010                          $10.46419        $11.70145          43,867
    01/01/2011 to 12/31/2011                          $11.70145        $11.89455          38,567
    01/01/2012 to 12/31/2012                          $11.89455        $13.34449          42,065
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                         $10.08932         $7.62474          22,897
    01/01/2009 to 12/31/2009                           $7.62474         $9.26866         380,849
    01/01/2010 to 12/31/2010                           $9.26866        $10.19072         594,281
    01/01/2011 to 12/31/2011                          $10.19072         $9.98931         548,195
    01/01/2012 to 12/31/2012                           $9.98931        $10.83837         606,880
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                          $9.99230        $10.61918             140
    01/01/2007 to 12/31/2007                          $10.61918        $12.45473           1,521
    01/01/2008 to 12/31/2008                          $12.45473         $6.10680           5,941
    01/01/2009 to 12/31/2009                           $6.10680         $8.13975          46,764
    01/01/2010 to 12/31/2010                           $8.13975         $9.18212          64,939
    01/01/2011 to 12/31/2011                           $9.18212         $7.87741          47,344
    01/01/2012 to 12/31/2012                           $7.87741         $9.34153          56,168
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                         $10.01044        $10.88251             797
    01/01/2007 to 12/31/2007                          $10.88251        $12.62967           2,265
    01/01/2008 to 12/31/2008                          $12.62967         $6.96767           4,797
    01/01/2009 to 12/31/2009                           $6.96767         $8.95840          40,435
    01/01/2010 to 12/31/2010                           $8.95840         $9.80419          48,810
    01/01/2011 to 12/31/2011                           $9.80419         $8.44724          38,002
    01/01/2012 to 12/31/2012                           $8.44724         $9.71020          36,457

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11184         $7.14813           7,915
    01/01/2009 to 12/31/2009                                    $7.14813         $8.92055         202,187
    01/01/2010 to 12/31/2010                                    $8.92055        $10.00306         337,015
    01/01/2011 to 12/31/2011                                   $10.00306         $9.79933         273,284
    01/01/2012 to 12/31/2012                                    $9.79933        $10.96573         428,350
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96743        $10.55233               0
    01/01/2007 to 12/31/2007                                   $10.55233        $10.59752           3,823
    01/01/2008 to 12/31/2008                                   $10.59752         $8.60156         192,421
    01/01/2009 to 12/31/2009                                    $8.60156        $10.34049         560,319
    01/01/2010 to 12/31/2010                                   $10.34049        $10.93339         630,666
    01/01/2011 to 12/31/2011                                   $10.93339        $10.79715         543,294
    01/01/2012 to 12/31/2012                                   $10.79715        $11.77764         617,500
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.08417        $10.29296             207
    01/01/2010 to 12/31/2010                                   $10.29296        $11.28842           7,330
    01/01/2011 to 12/31/2011                                   $11.28842        $11.19543           9,235
    01/01/2012 to 12/31/2012                                   $11.19543        $12.70486          14,407
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.14555        $10.30277           2,881
    01/01/2010 to 12/31/2010                                   $10.30277        $11.54366           7,672
    01/01/2011 to 12/31/2011                                   $11.54366        $10.70544           4,788
    01/01/2012 to 12/31/2012                                   $10.70544        $11.94282           8,098
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99878        $10.59589           2,132
    01/01/2007 to 12/31/2007                                   $10.59589        $11.42390           4,147
    01/01/2008 to 12/31/2008                                   $11.42390         $6.59757           6,402
    01/01/2009 to 12/31/2009                                    $6.59757         $8.83238         122,682
    01/01/2010 to 12/31/2010                                    $8.83238         $9.32582         180,517
    01/01/2011 to 12/31/2011                                    $9.32582         $8.34746         148,594
    01/01/2012 to 12/31/2012                                    $8.34746        $10.02572         165,959
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96010        $11.02741               0
    01/01/2007 to 12/31/2007                                   $11.02741        $10.53913               0
    01/01/2008 to 12/31/2008                                   $10.53913         $6.07526           3,266
    01/01/2009 to 12/31/2009                                    $6.07526         $7.14882          25,743
    01/01/2010 to 12/31/2010                                    $7.14882         $7.97004          23,706
    01/01/2011 to 12/31/2011                                    $7.97004         $7.52387          15,875
    01/01/2012 to 12/31/2012                                    $7.52387         $8.66421          19,520
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99878        $10.49407           1,870
    01/01/2007 to 12/31/2007                                   $10.49407        $10.96754           1,870
    01/01/2008 to 12/31/2008                                   $10.96754         $8.29284           4,561
    01/01/2009 to 12/31/2009                                    $8.29284        $10.99748          69,598
    01/01/2010 to 12/31/2010                                   $10.99748        $12.28850          80,048
    01/01/2011 to 12/31/2011                                   $12.28850        $13.33842         101,190
    01/01/2012 to 12/31/2012                                   $13.33842        $13.92024         160,553

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.94825        $10.23084             291
    01/01/2007 to 12/31/2007                             $10.23084        $11.58722           5,356
    01/01/2008 to 12/31/2008                             $11.58722         $6.43168          14,029
    01/01/2009 to 12/31/2009                              $6.43168         $8.22245         110,045
    01/01/2010 to 12/31/2010                              $8.22245         $9.70112         123,126
    01/01/2011 to 12/31/2011                              $9.70112         $9.47069          96,535
    01/01/2012 to 12/31/2012                              $9.47069        $10.47506         107,212
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96031        $11.11912               0
    01/01/2007 to 12/31/2007                             $11.11912        $11.98384               0
    01/01/2008 to 12/31/2008                             $11.98384         $7.79348             450
    01/01/2009 to 12/31/2009                              $7.79348        $10.09751          37,756
    01/01/2010 to 12/31/2010                             $10.09751        $11.14683          52,527
    01/01/2011 to 12/31/2011                             $11.14683        $10.63837          44,621
    01/01/2012 to 12/31/2012                             $10.63837        $12.89979          46,265
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93189        $10.39722               0
    01/01/2007 to 12/31/2007                             $10.39722        $11.79034               0
    01/01/2008 to 12/31/2008                             $11.79034         $7.39900             924
    01/01/2009 to 12/31/2009                              $7.39900         $9.06133          23,462
    01/01/2010 to 12/31/2010                              $9.06133        $10.06879          30,167
    01/01/2011 to 12/31/2011                             $10.06879         $9.86114          21,142
    01/01/2012 to 12/31/2012                              $9.86114        $11.37499          25,706
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99878        $10.20344               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92921        $10.41714               0
    01/01/2007 to 12/31/2007                             $10.41714        $10.54484             189
    01/01/2008 to 12/31/2008                             $10.54484         $6.42811           1,781
    01/01/2009 to 12/31/2009                              $6.42811         $8.79579          36,001
    01/01/2010 to 12/31/2010                              $8.79579        $10.71178          40,534
    01/01/2011 to 12/31/2011                             $10.71178        $10.18940          34,567
    01/01/2012 to 12/31/2012                             $10.18940        $11.88679          37,133
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99995        $10.22148             482
    01/01/2007 to 12/31/2007                             $10.22148        $10.56348          11,263
    01/01/2008 to 12/31/2008                             $10.56348        $10.66843          98,329
    01/01/2009 to 12/31/2009                             $10.66843        $10.53641         165,957
    01/01/2010 to 12/31/2010                             $10.53641        $10.38330         153,374
    01/01/2011 to 12/31/2011                             $10.38330        $10.23237         216,266
    01/01/2012 to 12/31/2012                             $10.23237        $10.08177         118,514
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03591        $10.17364           3,268
    01/01/2007 to 12/31/2007                             $10.17364        $10.34028           3,268
    01/01/2008 to 12/31/2008                             $10.34028         $5.88237           4,751
    01/01/2009 to 12/31/2009                              $5.88237         $8.15096          47,142
    01/01/2010 to 12/31/2010                              $8.15096         $9.91264          61,138
    01/01/2011 to 12/31/2011                              $9.91264         $9.52368          44,631
    01/01/2012 to 12/31/2012                              $9.52368        $10.98985          61,378

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.02869        $10.07378                0
    01/01/2012 to 12/31/2012                           $10.07378        $10.40835           11,252
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.96516        $10.21663              640
    01/01/2007 to 12/31/2007                           $10.21663        $12.29972              640
    01/01/2008 to 12/31/2008                           $12.29972         $6.88496            1,416
    01/01/2009 to 12/31/2009                            $6.88496         $8.80389           30,700
    01/01/2010 to 12/31/2010                            $8.80389        $11.16124           41,167
    01/01/2011 to 12/31/2011                           $11.16124        $11.18202           31,495
    01/01/2012 to 12/31/2012                           $11.18202        $12.38071           42,754
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98819         $9.46047                0
    01/01/2007 to 12/31/2007                            $9.46047        $11.06423                0
    01/01/2008 to 12/31/2008                           $11.06423         $6.26360                0
    01/01/2009 to 12/31/2009                            $6.26360         $7.56354           58,111
    01/01/2010 to 12/31/2010                            $7.56354         $8.96219           69,168
    01/01/2011 to 04/29/2011                            $8.96219        $10.05822                0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99878        $10.33587           92,540
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10152         $5.57838              676
    01/01/2009 to 12/31/2009                            $5.57838         $9.15161           95,127
    01/01/2010 to 12/31/2010                            $9.15161        $11.02430          157,294
    01/01/2011 to 12/31/2011                           $11.02430         $8.65975          107,754
    01/01/2012 to 12/31/2012                            $8.65975        $10.06126          119,803
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98038        $10.18291              822
    01/01/2007 to 12/31/2007                           $10.18291        $10.71370            3,817
    01/01/2008 to 12/31/2008                           $10.71370        $10.67302           12,467
    01/01/2009 to 12/31/2009                           $10.67302        $11.59095           65,950
    01/01/2010 to 12/31/2010                           $11.59095        $11.86479          101,552
    01/01/2011 to 12/31/2011                           $11.86479        $11.95240           88,543
    01/01/2012 to 12/31/2012                           $11.95240        $12.32842           84,235
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                           $9.97143        $10.31569            2,360
    01/01/2007 to 12/31/2007                           $10.31569        $11.00674            6,818
    01/01/2008 to 12/31/2008                           $11.00674        $10.59906           59,422
    01/01/2009 to 12/31/2009                           $10.59906        $12.16820          657,223
    01/01/2010 to 12/31/2010                           $12.16820        $12.91362          882,950
    01/01/2011 to 12/31/2011                           $12.91362        $13.12736          762,990
    01/01/2012 to 12/31/2012                           $13.12736        $14.13877          804,965
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.97936        $10.42920                0
    01/01/2007 to 12/31/2007                           $10.42920        $11.17019                0
    01/01/2008 to 12/31/2008                           $11.17019         $8.86059          102,585
    01/01/2009 to 12/31/2009                            $8.86059        $10.47883        1,259,108
    01/01/2010 to 12/31/2010                           $10.47883        $11.41546        1,554,207
    01/01/2011 to 12/31/2011                           $11.41546        $11.35900        1,466,171
    01/01/2012 to 12/31/2012                           $11.35900        $12.35189        1,484,014

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01870        $10.07372                0
    01/01/2012 to 12/31/2012                               $10.07372        $10.63032           26,521
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95101        $10.74401            1,493
    01/01/2007 to 12/31/2007                               $10.74401        $10.80475            8,072
    01/01/2008 to 12/31/2008                               $10.80475         $6.52358            8,068
    01/01/2009 to 12/31/2009                                $6.52358         $7.82975           14,358
    01/01/2010 to 12/31/2010                                $7.82975         $8.87493           17,621
    01/01/2011 to 12/31/2011                                $8.87493         $9.04620           19,617
    01/01/2012 to 12/31/2012                                $9.04620        $10.58828           18,611
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99878         $8.91039                0
    01/01/2012 to 12/31/2012                                $8.91039         $9.93353                0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09932         $6.70558           31,267
    01/01/2009 to 12/31/2009                                $6.70558         $8.38031          510,348
    01/01/2010 to 12/31/2010                                $8.38031         $9.44069          604,808
    01/01/2011 to 12/31/2011                                $9.44069         $9.07919          441,577
    01/01/2012 to 12/31/2012                                $9.07919        $10.36728          645,075
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98453        $10.58459                0
    01/01/2007 to 12/31/2007                               $10.58459        $11.35743                0
    01/01/2008 to 12/31/2008                               $11.35743         $7.81125           38,731
    01/01/2009 to 12/31/2009                                $7.81125         $9.80559          324,820
    01/01/2010 to 12/31/2010                                $9.80559        $10.80184          483,337
    01/01/2011 to 12/31/2011                               $10.80184        $10.28267          415,490
    01/01/2012 to 12/31/2012                               $10.28267        $11.25882          450,693
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90526         $9.92515                0
    01/01/2007 to 12/31/2007                                $9.92515        $10.47696                0
    01/01/2008 to 12/31/2008                               $10.47696         $6.70943              705
    01/01/2009 to 12/31/2009                                $6.70943         $8.85160           23,551
    01/01/2010 to 12/31/2010                                $8.85160        $11.89669           26,640
    01/01/2011 to 12/31/2011                               $11.89669        $11.60630           22,741
    01/01/2012 to 12/31/2012                               $11.60630        $12.82686           25,195
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99260        $10.47538            1,901
    01/01/2007 to 12/31/2007                               $10.47538         $9.74092            1,901
    01/01/2008 to 12/31/2008                                $9.74092         $6.74497            4,783
    01/01/2009 to 12/31/2009                                $6.74497         $8.43952           13,998
    01/01/2010 to 12/31/2010                                $8.43952        $10.47614           15,772
    01/01/2011 to 12/31/2011                               $10.47614         $9.70463           12,494
    01/01/2012 to 12/31/2012                                $9.70463        $11.29733           16,198
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96831        $10.64270                0
    01/01/2007 to 12/31/2007                               $10.64270        $11.14764            1,698
    01/01/2008 to 12/31/2008                               $11.14764         $8.13342          143,354
    01/01/2009 to 12/31/2009                                $8.13342         $9.94750        1,082,792
    01/01/2010 to 12/31/2010                                $9.94750        $10.93099        1,384,417
    01/01/2011 to 12/31/2011                               $10.93099        $10.98328        1,295,890
    01/01/2012 to 12/31/2012                               $10.98328        $12.28116        1,450,252

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.95062        $11.08451           2,382
    01/01/2007 to 12/31/2007                            $11.08451        $10.53044           3,260
    01/01/2008 to 12/31/2008                            $10.53044         $6.02931           3,209
    01/01/2009 to 12/31/2009                             $6.02931         $7.35383          93,406
    01/01/2010 to 12/31/2010                             $7.35383         $8.20464         135,622
    01/01/2011 to 12/31/2011                             $8.20464         $7.95100          98,896
    01/01/2012 to 12/31/2012                             $7.95100         $9.18471         115,707
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.98978        $10.31053             766
    01/01/2007 to 12/31/2007                            $10.31053        $11.13724             766
    01/01/2008 to 12/31/2008                            $11.13724        $10.70540          24,075
    01/01/2009 to 12/31/2009                            $10.70540        $11.82496          52,543
    01/01/2010 to 12/31/2010                            $11.82496        $12.31945          62,326
    01/01/2011 to 12/31/2011                            $12.31945        $12.63813          51,326
    01/01/2012 to 12/31/2012                            $12.63813        $13.10183          57,437
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                            $9.94030        $10.47951               0
    01/01/2007 to 12/31/2007                            $10.47951        $11.17409             477
    01/01/2008 to 12/31/2008                            $11.17409         $6.54278             426
    01/01/2009 to 12/31/2009                             $6.54278         $9.88646          78,202
    01/01/2010 to 12/31/2010                             $9.88646        $11.28037         103,537
    01/01/2011 to 12/31/2011                            $11.28037        $10.92552          83,454
    01/01/2012 to 12/31/2012                            $10.92552        $12.65642          98,220
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                            $10.14763         $9.84020             362
    01/01/2007 to 12/31/2007                             $9.84020        $13.62127             362
    01/01/2008 to 12/31/2008                            $13.62127         $6.71168           9,644
    01/01/2009 to 12/31/2009                             $6.71168         $9.87571          98,844
    01/01/2010 to 12/31/2010                             $9.87571        $11.71991         142,687
    01/01/2011 to 12/31/2011                            $11.71991         $9.82426         114,165
    01/01/2012 to 12/31/2012                             $9.82426        $10.02894         123,872
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.97087        $10.66494               0
    01/01/2007 to 12/31/2007                            $10.66494        $11.51085               0
    01/01/2008 to 12/31/2008                            $11.51085         $6.54040           1,591
    01/01/2009 to 12/31/2009                             $6.54040         $8.27579         106,324
    01/01/2010 to 12/31/2010                             $8.27579         $9.34687         123,298
    01/01/2011 to 12/31/2011                             $9.34687         $8.89064         111,031
    01/01/2012 to 12/31/2012                             $8.89064         $9.72324         126,697
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                            $9.99878         $9.98165               0
    01/01/2008 to 12/31/2008                             $9.98165         $9.32157           6,113
    01/01/2009 to 12/31/2009                             $9.32157        $10.25191         176,679
    01/01/2010 to 12/31/2010                            $10.25191        $10.88804         214,187
    01/01/2011 to 12/31/2011                            $10.88804        $11.37369         215,118
    01/01/2012 to 12/31/2012                            $11.37369        $12.08535         268,390
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99878        $10.39242               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07816         $6.65060          189,020
    01/01/2009 to 12/31/2009                                 $6.65060         $8.52218        1,040,630
    01/01/2010 to 12/31/2010                                 $8.52218         $9.25603        1,340,982
    01/01/2011 to 12/31/2011                                 $9.25603         $8.96715        1,014,326
    01/01/2012 to 09/21/2012                                 $8.96715        $10.05889                0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08904         $7.68003                0
    01/01/2009 to 12/31/2009                                 $7.68003         $9.19832           26,348
    01/01/2010 to 12/31/2010                                 $9.19832        $10.63581           29,498
    01/01/2011 to 12/31/2011                                $10.63581        $11.20680           27,614
    01/01/2012 to 12/31/2012                                $11.20680        $12.23984           25,290
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008                               $10.26805         $7.05026                0
    01/01/2009 to 12/31/2009                                 $7.05026         $9.08577           26,190
    01/01/2010 to 12/31/2010                                 $9.08577        $10.86622           29,590
    01/01/2011 to 12/31/2011                                $10.86622        $11.29470           28,187
    01/01/2012 to 12/31/2012                                $11.29470        $13.58666           24,273
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008                               $10.38575         $5.27796                0
    01/01/2009 to 12/31/2009                                 $5.27796         $5.98047           62,171
    01/01/2010 to 12/31/2010                                 $5.98047         $6.53605           76,969
    01/01/2011 to 12/31/2011                                 $6.53605         $5.54883           82,349
    01/01/2012 to 12/31/2012                                 $5.54883         $6.81861           68,091
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008                               $10.15197         $8.34544                0
    01/01/2009 to 12/31/2009                                 $8.34544         $9.82996           31,881
    01/01/2010 to 12/31/2010                                 $9.82996         $9.96007           37,474
    01/01/2011 to 12/31/2011                                 $9.96007        $10.80547           33,287
    01/01/2012 to 12/31/2012                                $10.80547        $12.49836           29,260
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008                               $10.16548         $6.10367            1,039
    01/01/2009 to 12/31/2009                                 $6.10367         $7.46270           40,736
    01/01/2010 to 12/31/2010                                 $7.46270         $9.09853           39,954
    01/01/2011 to 12/31/2011                                 $9.09853         $8.80429           32,874
    01/01/2012 to 12/31/2012                                 $8.80429        $10.04439           31,372
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008                               $10.11070         $6.72390                0
    01/01/2009 to 12/31/2009                                 $6.72390         $8.59420            3,453
    01/01/2010 to 12/31/2010                                 $8.59420         $9.58358            1,714
    01/01/2011 to 12/31/2011                                 $9.58358         $9.73772            1,859
    01/01/2012 to 12/31/2012                                 $9.73772        $10.81361            3,228
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008                               $10.24148         $6.27860                0
    01/01/2009 to 12/31/2009                                 $6.27860         $7.38987           15,062
    01/01/2010 to 12/31/2010                                 $7.38987         $8.21947           16,965
    01/01/2011 to 12/31/2011                                 $8.21947         $7.99461           17,584
    01/01/2012 to 12/31/2012                                 $7.99461         $9.09087            8,294

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.07248         $6.20659               0
    01/01/2009 to 12/31/2009            $6.20659         $8.45797           6,364
    01/01/2010 to 12/31/2010            $8.45797        $10.70104           7,753
    01/01/2011 to 12/31/2011           $10.70104        $10.23808           8,081
    01/01/2012 to 12/31/2012           $10.23808        $11.63796           9,793
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008          $10.18846         $6.47129               0
    01/01/2009 to 12/31/2009            $6.47129         $8.34400          10,224
    01/01/2010 to 12/31/2010            $8.34400         $9.90192           7,138
    01/01/2011 to 12/31/2011            $9.90192         $9.37296           8,634
    01/01/2012 to 12/31/2012            $9.37296        $10.76386           6,471
----------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008          $10.25896         $5.52429               0
    01/01/2009 to 12/31/2009            $5.52429         $6.96107          16,922
    01/01/2010 to 12/31/2010            $6.96107         $8.55164          14,484
    01/01/2011 to 12/31/2011            $8.55164         $8.82559          11,765
    01/01/2012 to 12/31/2012            $8.82559        $10.18798          13,302
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.11361         $6.81715               0
    01/01/2009 to 12/31/2009            $6.81715         $8.47414           4,073
    01/01/2010 to 12/31/2010            $8.47414        $10.49669           2,676
    01/01/2011 to 12/31/2011           $10.49669        $10.47427           2,491
    01/01/2012 to 12/31/2012           $10.47427        $11.60725           2,741
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008          $10.22860         $7.18696               0
    01/01/2009 to 12/31/2009            $7.18696         $8.52534           2,382
    01/01/2010 to 12/31/2010            $8.52534        $10.25585           2,399
    01/01/2011 to 12/31/2011           $10.25585         $9.68994           1,988
    01/01/2012 to 12/31/2012            $9.68994        $11.08892           1,847
----------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008          $10.27818         $7.27660               0
    01/01/2009 to 12/31/2009            $7.27660         $7.69379          28,718
    01/01/2010 to 12/31/2010            $7.69379         $8.76916          27,946
    01/01/2011 to 12/31/2011            $8.76916         $8.80105          28,944
    01/01/2012 to 12/31/2012            $8.80105        $10.10290          24,409
----------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008          $10.09863         $7.22327               0
    01/01/2009 to 12/31/2009            $7.22327         $7.88054          21,324
    01/01/2010 to 12/31/2010            $7.88054         $8.22610          28,051
    01/01/2011 to 12/31/2011            $8.22610         $9.52393          25,526
    01/01/2012 to 12/31/2012            $9.52393         $9.39609          20,538



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

      ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS (2.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.71963         $9.38359          13,262
    01/01/2010 to 12/31/2010                              $9.38359        $10.25009          25,008
    01/01/2011 to 12/31/2011                             $10.25009         $9.73460          39,392
    01/01/2012 to 12/31/2012                              $9.73460        $10.69014           3,529
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.73361         $9.54044           6,068
    01/01/2010 to 12/31/2010                              $9.54044        $10.58362          18,070
    01/01/2011 to 12/31/2011                             $10.58362        $10.33745          34,545
    01/01/2012 to 12/31/2012                             $10.33745        $11.46139               0
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.76183         $8.34169           2,949
    01/01/2010 to 12/31/2010                              $8.34169         $9.26519           2,483
    01/01/2011 to 12/31/2011                              $9.26519         $9.36235           1,113
    01/01/2012 to 05/04/2012                              $9.36235        $10.14461               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.03119         $9.62343               0
    01/01/2010 to 12/31/2010                              $9.62343        $10.54493               0
    01/01/2011 to 12/31/2011                             $10.54493        $10.16307               0
    01/01/2012 to 12/31/2012                             $10.16307        $11.15173               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99729         $9.11679               0
    01/01/2012 to 12/31/2012                              $9.11679         $9.95201               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.98769         $8.80491               0
    01/01/2010 to 12/31/2010                              $8.80491         $9.65916               0
    01/01/2011 to 12/31/2011                              $9.65916         $9.37761               0
    01/01/2012 to 12/31/2012                              $9.37761        $10.37457               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009                             $9.93810         $9.58471               0
    01/01/2010 to 12/31/2010                              $9.58471        $10.33999               0
    01/01/2011 to 12/31/2011                             $10.33999        $11.06064               0
    01/01/2012 to 12/31/2012                             $11.06064        $11.23969               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009                             $9.92253         $9.65049               0
    01/01/2010 to 12/31/2010                              $9.65049        $10.46822               0
    01/01/2011 to 12/31/2011                             $10.46822        $11.60038               0
    01/01/2012 to 12/31/2012                             $11.60038        $11.96388               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009                             $9.90531         $9.55139               0
    01/01/2010 to 12/31/2010                              $9.55139        $10.37716               0
    01/01/2011 to 12/31/2011                             $10.37716        $11.74167               0
    01/01/2012 to 12/31/2012                             $11.74167        $12.12596               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009                                     $9.88402         $9.22726               0
    01/01/2010 to 12/31/2010                                      $9.22726        $10.06858           4,651
    01/01/2011 to 12/31/2011                                     $10.06858        $11.65811               0
    01/01/2012 to 12/31/2012                                     $11.65811        $12.09202               0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $9.99729        $10.93667          41,973
    01/01/2011 to 12/31/2011                                     $10.93667        $12.83662          11,447
    01/01/2012 to 12/31/2012                                     $12.83662        $13.37386           2,128
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99797        $11.94255         118,337
    01/01/2012 to 12/31/2012                                     $11.94255        $12.33199          13,607
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99730        $10.33112           3,120
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.53333         $9.21444          13,081
    01/01/2010 to 12/31/2010                                      $9.21444        $10.19226          14,280
    01/01/2011 to 12/31/2011                                     $10.19226         $9.70277           8,054
    01/01/2012 to 12/31/2012                                      $9.70277        $10.76472           7,186
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.41644         $8.79604           6,371
    01/01/2010 to 12/31/2010                                      $8.79604         $9.60436          19,639
    01/01/2011 to 12/31/2011                                      $9.60436         $9.20021          38,254
    01/01/2012 to 12/31/2012                                      $9.20021         $9.89825               0
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.73751        $10.14313               0
    01/01/2010 to 12/31/2010                                     $10.14313        $12.73524               0
    01/01/2011 to 12/31/2011                                     $12.73524        $13.24404               0
    01/01/2012 to 12/31/2012                                     $13.24404        $14.90358               0
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.07749         $9.18366               0
    01/01/2010 to 12/31/2010                                      $9.18366        $11.87580               0
    01/01/2011 to 12/31/2011                                     $11.87580        $10.06727             499
    01/01/2012 to 12/31/2012                                     $10.06727        $11.79281             714
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.41541         $8.83071               0
    01/01/2010 to 12/31/2010                                      $8.83071         $9.76325               0
    01/01/2011 to 12/31/2011                                      $9.76325         $9.29004               0
    01/01/2012 to 12/31/2012                                      $9.29004        $10.29888               0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.01917         $8.59819               0
    01/01/2010 to 12/31/2010                                      $8.59819         $9.59345               0
    01/01/2011 to 12/31/2011                                      $9.59345         $9.21902               0
    01/01/2012 to 12/31/2012                                      $9.21902         $9.95021               0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.62687         $8.04752             647
    01/01/2010 to 12/31/2010                                      $8.04752         $9.34472             772
    01/01/2011 to 12/31/2011                                      $9.34472         $8.55054             579
    01/01/2012 to 12/31/2012                                      $8.55054         $9.41946             663
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99798        $10.68975               0

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $5.69443         $8.02826          3,136
    01/01/2010 to 12/31/2010                                    $8.02826         $9.41466          2,640
    01/01/2011 to 12/31/2011                                    $9.41466         $8.72255          1,183
    01/01/2012 to 12/31/2012                                    $8.72255        $10.79040          1,694
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.49733        $10.83207              0
    01/01/2010 to 12/31/2010                                   $10.83207        $11.65516              0
    01/01/2011 to 12/31/2011                                   $11.65516        $10.92128              0
    01/01/2012 to 12/31/2012                                   $10.92128        $12.76028              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $6.69559         $8.05054              0
    01/01/2010 to 12/31/2010                                    $8.05054         $8.86643              0
    01/01/2011 to 12/31/2011                                    $8.86643         $8.17310              0
    01/01/2012 to 12/31/2012                                    $8.17310         $9.54162              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.39860        $11.22967          2,350
    01/01/2010 to 12/31/2010                                   $11.22967        $13.12804          1,978
    01/01/2011 to 12/31/2011                                   $13.12804        $12.42687            886
    01/01/2012 to 12/31/2012                                   $12.42687        $14.50120          1,269
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.36658         $9.41935              0
    01/01/2010 to 12/31/2010                                    $9.41935        $11.64951              0
    01/01/2011 to 12/31/2011                                   $11.64951        $11.51375              0
    01/01/2012 to 12/31/2012                                   $11.51375        $12.99485              0
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.12412        $10.12539          1,248
    01/01/2010 to 12/31/2010                                   $10.12539        $11.21213          1,050
    01/01/2011 to 12/31/2011                                   $11.21213        $11.28630            471
    01/01/2012 to 12/31/2012                                   $11.28630        $12.53825            674
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.72690         $9.11799              0
    01/01/2010 to 12/31/2010                                    $9.11799         $9.92751              0
    01/01/2011 to 12/31/2011                                    $9.92751         $9.63666              0
    01/01/2012 to 12/31/2012                                    $9.63666        $10.35350              0
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $4.86152         $6.34471              0
    01/01/2010 to 12/31/2010                                    $6.34471         $7.08742              0
    01/01/2011 to 12/31/2011                                    $7.08742         $6.02101              0
    01/01/2012 to 12/31/2012                                    $6.02101         $7.07028              0
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $5.33765         $6.89499              0
    01/01/2010 to 12/31/2010                                    $6.89499         $7.47239              0
    01/01/2011 to 12/31/2011                                    $7.47239         $6.37538              0
    01/01/2012 to 12/31/2012                                    $6.37538         $7.25684              0
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $7.21247         $8.77545              0
    01/01/2010 to 12/31/2010                                    $8.77545         $9.74444              0
    01/01/2011 to 12/31/2011                                    $9.74444         $9.45296              0
    01/01/2012 to 12/31/2012                                    $9.45296        $10.47466              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.43014        $10.88748           475
    01/01/2010 to 12/31/2010                            $10.88748        $11.39938           569
    01/01/2011 to 12/31/2011                            $11.39938        $11.14783           426
    01/01/2012 to 12/31/2012                            $11.14783        $12.04129           488
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08336        $10.27972             0
    01/01/2010 to 12/31/2010                            $10.27972        $11.16403             0
    01/01/2011 to 12/31/2011                            $11.16403        $10.96433             0
    01/01/2012 to 12/31/2012                            $10.96433        $12.32091             0
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14474        $10.28954             0
    01/01/2010 to 12/31/2010                            $10.28954        $11.41640             0
    01/01/2011 to 12/31/2011                            $11.41640        $10.48428             0
    01/01/2012 to 12/31/2012                            $10.48428        $11.58174             0
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $7.66669        $10.26124             0
    01/01/2010 to 12/31/2010                            $10.26124        $10.72881             0
    01/01/2011 to 12/31/2011                            $10.72881         $9.50952             0
    01/01/2012 to 12/31/2012                             $9.50952        $11.30978             0
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $6.04387         $7.62852             0
    01/01/2010 to 12/31/2010                             $7.62852         $8.42193             0
    01/01/2011 to 12/31/2011                             $8.42193         $7.87297             0
    01/01/2012 to 12/31/2012                             $7.87297         $8.97766             0
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                             $8.96824        $10.77353             0
    01/01/2010 to 12/31/2010                            $10.77353        $11.92085             0
    01/01/2011 to 12/31/2011                            $11.92085        $12.81354             0
    01/01/2012 to 12/31/2012                            $12.81354        $13.24179             0
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $6.97687         $8.84236             0
    01/01/2010 to 12/31/2010                             $8.84236        $10.33079             0
    01/01/2011 to 12/31/2011                            $10.33079         $9.98697             0
    01/01/2012 to 12/31/2012                             $9.98697        $10.93807             0
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $8.40864        $11.12969             0
    01/01/2010 to 12/31/2010                            $11.12969        $12.16648             0
    01/01/2011 to 12/31/2011                            $12.16648        $11.49831             0
    01/01/2012 to 12/31/2012                            $11.49831        $13.80626             0
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $8.00573         $9.67651             0
    01/01/2010 to 12/31/2010                             $9.67651        $10.64743             0
    01/01/2011 to 12/31/2011                            $10.64743        $10.32641             0
    01/01/2012 to 12/31/2012                            $10.32641        $11.79536             0
---------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99798        $10.16636             0
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $7.11051         $9.39751             0
    01/01/2010 to 12/31/2010                             $9.39751        $11.33295             0
    01/01/2011 to 12/31/2011                            $11.33295        $10.67533             0
    01/01/2012 to 12/31/2012                            $10.67533        $12.33193             0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.95985         $9.80318               0
    01/01/2010 to 12/31/2010                              $9.80318         $9.56649               0
    01/01/2011 to 12/31/2011                              $9.56649         $9.33559               0
    01/01/2012 to 12/31/2012                              $9.33559         $9.10811               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.72941         $9.08838               0
    01/01/2010 to 12/31/2010                              $9.08838        $10.94487               0
    01/01/2011 to 12/31/2011                             $10.94487        $10.41300               0
    01/01/2012 to 12/31/2012                             $10.41300        $11.89859               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02788        $10.05675               0
    01/01/2012 to 12/31/2012                             $10.05675        $10.28908               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.48151        $10.48396               0
    01/01/2010 to 12/31/2010                             $10.48396        $13.16163               0
    01/01/2011 to 12/31/2011                             $13.16163        $13.05765               0
    01/01/2012 to 12/31/2012                             $13.05765        $14.31598               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.89990         $8.35938           1,535
    01/01/2010 to 12/31/2010                              $8.35938         $9.80850           1,292
    01/01/2011 to 04/29/2011                              $9.80850        $10.97293               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99798        $10.26748           1,617
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.14613         $9.02175           2,854
    01/01/2010 to 12/31/2010                              $9.02175        $10.76214           2,403
    01/01/2011 to 12/31/2011                             $10.76214         $8.37139           1,077
    01/01/2012 to 12/31/2012                              $8.37139         $9.63116           1,541
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.68559        $11.18421               0
    01/01/2010 to 12/31/2010                             $11.18421        $11.33692               0
    01/01/2011 to 12/31/2011                             $11.33692        $11.30956               0
    01/01/2012 to 12/31/2012                             $11.30956        $11.55118               0
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.92369        $10.95780               0
    01/01/2010 to 12/31/2010                             $10.95780        $11.51563               0
    01/01/2011 to 12/31/2011                             $11.51563        $11.59246               0
    01/01/2012 to 12/31/2012                             $11.59246        $12.36349               0
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.92202        $10.30799           1,144
    01/01/2010 to 12/31/2010                             $10.30799        $11.11975           1,359
    01/01/2011 to 12/31/2011                             $11.11975        $10.95710           1,018
    01/01/2012 to 12/31/2012                             $10.95710        $11.79840         182,286
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01789        $10.05667               0
    01/01/2012 to 12/31/2012                             $10.05667        $10.50845          54,603
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.33555         $8.03123               0
    01/01/2010 to 12/31/2010                              $8.03123         $9.01452               0
    01/01/2011 to 12/31/2011                              $9.01452         $9.09905               0
    01/01/2012 to 12/31/2012                              $9.09905        $10.54604               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99797         $8.85188               0
    01/01/2012 to 12/31/2012                                $8.85188         $9.77186               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.73117         $8.24406           4,713
    01/01/2010 to 12/31/2010                                $8.24406         $9.19665           3,364
    01/01/2011 to 12/31/2011                                $9.19665         $8.75838           2,250
    01/01/2012 to 12/31/2012                                $8.75838         $9.90321               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.04810         $9.86284             536
    01/01/2010 to 12/31/2010                                $9.86284        $10.75895           3,975
    01/01/2011 to 12/31/2011                               $10.75895        $10.14206           1,718
    01/01/2012 to 12/31/2012                               $10.14206        $10.99625           2,206
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.43257         $8.42038               0
    01/01/2010 to 12/31/2010                                $8.42038        $11.20681               0
    01/01/2011 to 12/31/2011                               $11.20681        $10.82679               0
    01/01/2012 to 12/31/2012                               $10.82679        $11.84834               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.48765         $9.68953               0
    01/01/2010 to 12/31/2010                                $9.68953        $11.91066               0
    01/01/2011 to 12/31/2011                               $11.91066        $10.92602               0
    01/01/2012 to 12/31/2012                               $10.92602        $12.59493               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.48946        $10.24587           6,292
    01/01/2010 to 12/31/2010                               $10.24587        $11.14913          17,864
    01/01/2011 to 12/31/2011                               $11.14913        $11.09344          33,224
    01/01/2012 to 12/31/2012                               $11.09344        $12.28304          64,595
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.12943         $7.81132               0
    01/01/2010 to 12/31/2010                                $7.81132         $8.63030               0
    01/01/2011 to 12/31/2011                                $8.63030         $8.28200               0
    01/01/2012 to 12/31/2012                                $8.28200         $9.47337               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.80118        $10.83780               0
    01/01/2010 to 12/31/2010                               $10.83780        $11.18072               0
    01/01/2011 to 12/31/2011                               $11.18072        $11.35830               0
    01/01/2012 to 12/31/2012                               $11.35830        $11.65986               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.57703         $8.64499               0
    01/01/2010 to 12/31/2010                                $8.64499         $9.76777               0
    01/01/2011 to 12/31/2011                                $9.76777         $9.36837               0
    01/01/2012 to 12/31/2012                                $9.36837        $10.74651               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.64393        $12.84502               0
    01/01/2010 to 12/31/2010                               $12.84502        $15.09525               0
    01/01/2011 to 12/31/2011                               $15.09525        $12.53029               0
    01/01/2012 to 12/31/2012                               $12.53029        $12.66625               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.71485         $8.49624               0
    01/01/2010 to 12/31/2010                                 $8.49624         $9.50233               0
    01/01/2011 to 12/31/2011                                 $9.50233         $8.95055               0
    01/01/2012 to 12/31/2012                                 $8.95055         $9.69301               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.34743        $10.04074               0
    01/01/2010 to 12/31/2010                                $10.04074        $10.55981               0
    01/01/2011 to 12/31/2011                                $10.55981        $10.92337               0
    01/01/2012 to 12/31/2012                                $10.92337        $11.49329          33,222
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $6.59962         $8.38377               0
    01/01/2010 to 12/31/2010                                 $8.38377         $9.01699               0
    01/01/2011 to 12/31/2011                                 $9.01699         $8.65038               0
    01/01/2012 to 09/21/2012                                 $8.65038         $9.63475               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.23821         $9.04891               0
    01/01/2010 to 12/31/2010                                 $9.04891        $10.36114               0
    01/01/2011 to 12/31/2011                                $10.36114        $10.81113               0
    01/01/2012 to 12/31/2012                                $10.81113        $11.69219               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                                 $7.24648         $8.93814               0
    01/01/2010 to 12/31/2010                                 $8.93814        $10.58556               0
    01/01/2011 to 12/31/2011                                $10.58556        $10.89578               0
    01/01/2012 to 12/31/2012                                $10.89578        $12.97860               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                                 $4.49970         $5.88283               0
    01/01/2010 to 12/31/2010                                 $5.88283         $6.36668               0
    01/01/2011 to 12/31/2011                                 $6.36668         $5.35238               0
    01/01/2012 to 12/31/2012                                 $5.35238         $6.51284               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                                 $7.56425         $9.67034               0
    01/01/2010 to 12/31/2010                                 $9.67034         $9.70289               0
    01/01/2011 to 12/31/2011                                 $9.70289        $10.42399               0
    01/01/2012 to 12/31/2012                                $10.42399        $11.93924               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009                                 $5.82245         $7.34128               0
    01/01/2010 to 12/31/2010                                 $7.34128         $8.86338               0
    01/01/2011 to 12/31/2011                                 $8.86338         $8.49312               0
    01/01/2012 to 12/31/2012                                 $8.49312         $9.59464               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009                                 $6.74965         $8.45456               0
    01/01/2010 to 12/31/2010                                 $8.45456         $9.33599               0
    01/01/2011 to 12/31/2011                                 $9.33599         $9.39381               0
    01/01/2012 to 12/31/2012                                 $9.39381        $10.32981               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009                                 $5.75866         $7.26970               0
    01/01/2010 to 12/31/2010                                 $7.26970         $8.00701               0
    01/01/2011 to 12/31/2011                                 $8.00701         $7.71216               0
    01/01/2012 to 12/31/2012                                 $7.71216         $8.68390               0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009           $6.58198         $8.32036            0
    01/01/2010 to 12/31/2010           $8.32036        $10.42441            0
    01/01/2011 to 12/31/2011          $10.42441         $9.87622            0
    01/01/2012 to 12/31/2012           $9.87622        $11.11677            0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009           $6.39121         $8.20817            0
    01/01/2010 to 12/31/2010           $8.20817         $9.64585            0
    01/01/2011 to 12/31/2011           $9.64585         $9.04157            0
    01/01/2012 to 12/31/2012           $9.04157        $10.28174            0
---------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009           $4.70504         $6.84754            0
    01/01/2010 to 12/31/2010           $6.84754         $8.33018            0
    01/01/2011 to 12/31/2011           $8.33018         $8.51343            0
    01/01/2012 to 12/31/2012           $8.51343         $9.73161            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009           $6.64794         $8.33620            0
    01/01/2010 to 12/31/2010           $8.33620        $10.22521            0
    01/01/2011 to 12/31/2011          $10.22521        $10.10410            0
    01/01/2012 to 12/31/2012          $10.10410        $11.08758            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009           $6.75047         $8.38674            0
    01/01/2010 to 12/31/2010           $8.38674         $9.99076            0
    01/01/2011 to 12/31/2011           $9.99076         $9.34756            0
    01/01/2012 to 12/31/2012           $9.34756        $10.59245            0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009           $6.98950         $7.56881            0
    01/01/2010 to 12/31/2010           $7.56881         $8.54253            0
    01/01/2011 to 12/31/2011           $8.54253         $8.49018            0
    01/01/2012 to 12/31/2012           $8.49018         $9.65087            0
---------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009           $6.49044         $7.75237            0
    01/01/2010 to 12/31/2010           $7.75237         $8.01335            0
    01/01/2011 to 12/31/2011           $8.01335         $9.18718            0
    01/01/2012 to 12/31/2012           $9.18718         $8.97529            0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97019        $10.55642          123,349
    01/01/2007 to 12/31/2007                             $10.55642        $11.35167          369,690
    01/01/2008 to 12/31/2008                             $11.35167         $7.62021          695,199
    01/01/2009 to 12/31/2009                              $7.62021         $9.33172        2,150,966
    01/01/2010 to 12/31/2010                              $9.33172        $10.28882        2,575,846
    01/01/2011 to 12/31/2011                             $10.28882         $9.86254        2,101,519
    01/01/2012 to 12/31/2012                              $9.86254        $10.93232        2,489,866
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98891        $10.50011            5,564
    01/01/2007 to 12/31/2007                             $10.50011        $11.32196           43,349
    01/01/2008 to 12/31/2008                             $11.32196         $7.82619          205,913
    01/01/2009 to 12/31/2009                              $7.82619         $9.72595          713,971
    01/01/2010 to 12/31/2010                              $9.72595        $10.89021          874,964
    01/01/2011 to 12/31/2011                             $10.89021        $10.73628          804,478
    01/01/2012 to 12/31/2012                             $10.73628        $12.01516          951,885
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98454        $11.03528            7,764
    01/01/2007 to 12/31/2007                             $11.03528        $10.85441           10,242
    01/01/2008 to 12/31/2008                             $10.85441         $6.97484            6,938
    01/01/2009 to 12/31/2009                              $6.97484         $8.08917           43,136
    01/01/2010 to 12/31/2010                              $8.08917         $9.06867           66,566
    01/01/2011 to 12/31/2011                              $9.06867         $9.24936           62,514
    01/01/2012 to 05/04/2012                              $9.24936        $10.05431                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97960        $10.51282           44,997
    01/01/2007 to 12/31/2007                             $10.51282        $11.29102          128,575
    01/01/2008 to 12/31/2008                             $11.29102         $7.92738          621,007
    01/01/2009 to 12/31/2009                              $7.92738         $9.62505        3,063,742
    01/01/2010 to 12/31/2010                              $9.62505        $10.64526        3,682,992
    01/01/2011 to 12/31/2011                             $10.64526        $10.35559        3,322,498
    01/01/2012 to 12/31/2012                             $10.35559        $11.46953        3,882,270
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99874         $9.17470           12,347
    01/01/2012 to 12/31/2012                              $9.17470        $10.10920           31,405
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.94943        $11.02776           22,105
    01/01/2007 to 12/31/2007                             $11.02776        $10.98653           36,086
    01/01/2008 to 12/31/2008                             $10.98653         $6.78317           43,048
    01/01/2009 to 12/31/2009                              $6.78317         $7.89930           47,189
    01/01/2010 to 12/31/2010                              $7.89930         $8.74662           42,445
    01/01/2011 to 12/31/2011                              $8.74662         $8.57090           37,974
    01/01/2012 to 12/31/2012                              $8.57090         $9.57090           40,666

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97990        $10.61483           59,043
    01/01/2007 to 12/31/2007                        $10.61483        $11.46891          274,954
    01/01/2008 to 12/31/2008                        $11.46891         $7.34781          407,004
    01/01/2009 to 12/31/2009                         $7.34781         $9.06844        2,083,500
    01/01/2010 to 12/31/2010                         $9.06844        $10.12452        2,802,840
    01/01/2011 to 12/31/2011                        $10.12452         $9.72831        2,138,495
    01/01/2012 to 12/31/2012                         $9.72831        $10.89425        2,637,947
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08113         $7.35283           68,896
    01/01/2009 to 12/31/2009                         $7.35283         $8.93400          536,030
    01/01/2010 to 12/31/2010                         $8.93400         $9.84613          831,731
    01/01/2011 to 12/31/2011                         $9.84613         $9.51998          730,250
    01/01/2012 to 12/31/2012                         $9.51998        $10.33838          890,396
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88717        $12.12913            3,923
    01/01/2007 to 12/31/2007                        $12.12913         $9.56185           13,003
    01/01/2008 to 12/31/2008                         $9.56185         $6.11539            9,232
    01/01/2009 to 12/31/2009                         $6.11539         $7.94483           16,815
    01/01/2010 to 12/31/2010                         $7.94483        $10.06834           44,201
    01/01/2011 to 12/31/2011                        $10.06834        $10.56835           39,921
    01/01/2012 to 12/31/2012                        $10.56835        $12.00411           46,945
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98301        $10.46536            5,167
    01/01/2007 to 12/31/2007                        $10.46536         $8.47377           25,216
    01/01/2008 to 07/18/2008                         $8.47377         $7.76928                0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99874         $9.95782            9,009
    01/01/2007 to 12/31/2007                         $9.95782        $10.90438           19,803
    01/01/2008 to 12/31/2008                        $10.90438         $6.00326           20,019
    01/01/2009 to 12/31/2009                         $6.00326         $7.84248           57,873
    01/01/2010 to 12/31/2010                         $7.84248        $10.23628           43,370
    01/01/2011 to 12/31/2011                        $10.23628         $8.75847           77,555
    01/01/2012 to 12/31/2012                         $8.75847        $10.35593          108,841
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.10364         $7.51323           12,377
    01/01/2009 to 12/31/2009                         $7.51323         $8.96936          223,011
    01/01/2010 to 12/31/2010                         $8.96936        $10.00929          273,406
    01/01/2011 to 12/31/2011                        $10.00929         $9.61303          223,829
    01/01/2012 to 12/31/2012                         $9.61303        $10.75680          380,020
-----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99874        $10.53609           16,023
    01/01/2007 to 12/31/2007                        $10.53609        $11.26222           22,693
    01/01/2008 to 12/31/2008                        $11.26222         $7.26552          321,142
    01/01/2009 to 12/31/2009                         $7.26552         $8.86111        1,105,631
    01/01/2010 to 12/31/2010                         $8.86111         $9.97923        1,387,358
    01/01/2011 to 12/31/2011                         $9.97923         $9.67928        1,202,340
    01/01/2012 to 12/31/2012                         $9.67928        $10.54500        1,175,200

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99874        $10.31485          11,551
    01/01/2007 to 12/31/2007                                     $10.31485        $11.31636          46,662
    01/01/2008 to 12/31/2008                                     $11.31636         $6.60696          85,537
    01/01/2009 to 12/31/2009                                      $6.60696         $8.19609         646,698
    01/01/2010 to 12/31/2010                                      $8.19609         $9.60610         804,993
    01/01/2011 to 12/31/2011                                      $9.60610         $8.87180         574,380
    01/01/2012 to 12/31/2012                                      $8.87180         $9.86507         824,290
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99874         $7.47746           7,157
    01/01/2009 to 11/13/2009                                      $7.47746         $8.37230               0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99874        $10.75732         878,502
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17542         $6.11700               0
    01/01/2009 to 12/31/2009                                      $6.11700         $8.13797          17,240
    01/01/2010 to 12/31/2010                                      $8.13797         $9.63255          32,735
    01/01/2011 to 12/31/2011                                      $9.63255         $9.00776          26,134
    01/01/2012 to 12/31/2012                                      $9.00776        $11.24753          38,666
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93510        $10.26259           9,754
    01/01/2007 to 12/31/2007                                     $10.26259        $11.51919          25,125
    01/01/2008 to 12/31/2008                                     $11.51919         $6.77534          31,835
    01/01/2009 to 12/31/2009                                      $6.77534         $9.96770         154,802
    01/01/2010 to 12/31/2010                                      $9.96770        $10.82533         158,834
    01/01/2011 to 12/31/2011                                     $10.82533        $10.23845         111,586
    01/01/2012 to 12/31/2012                                     $10.23845        $12.07463         130,549
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.96069        $11.04566           2,860
    01/01/2007 to 12/31/2007                                     $11.04566        $11.43381           8,404
    01/01/2008 to 12/31/2008                                     $11.43381         $6.67776          18,344
    01/01/2009 to 12/31/2009                                      $6.67776         $7.83769          57,631
    01/01/2010 to 12/31/2010                                      $7.83769         $8.71263          77,727
    01/01/2011 to 12/31/2011                                      $8.71263         $8.10638          66,996
    01/01/2012 to 12/31/2012                                      $8.10638         $9.55241          82,548
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.95809         $9.87709           3,805
    01/01/2007 to 12/31/2007                                      $9.87709        $11.60729          22,091
    01/01/2008 to 12/31/2008                                     $11.60729         $6.76729          27,464
    01/01/2009 to 12/31/2009                                      $6.76729        $10.46870         142,166
    01/01/2010 to 12/31/2010                                     $10.46870        $12.35275         135,150
    01/01/2011 to 12/31/2011                                     $12.35275        $11.80230          98,379
    01/01/2012 to 12/31/2012                                     $11.80230        $13.90165         133,595
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.03362         $7.64384             114
    01/01/2009 to 12/31/2009                                      $7.64384         $9.54810          73,435
    01/01/2010 to 12/31/2010                                      $9.54810        $11.91907          79,799
    01/01/2011 to 12/31/2011                                     $11.91907        $11.89024          58,242
    01/01/2012 to 12/31/2012                                     $11.89024        $13.54566          77,494

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99874        $10.57653           21,786
    01/01/2007 to 12/31/2007                                   $10.57653        $10.67274           27,118
    01/01/2008 to 12/31/2008                                   $10.67274         $7.82524           28,210
    01/01/2009 to 12/31/2009                                    $7.82524        $10.44540           70,653
    01/01/2010 to 12/31/2010                                   $10.44540        $11.67447          101,020
    01/01/2011 to 12/31/2011                                   $11.67447        $11.86124           82,294
    01/01/2012 to 12/31/2012                                   $11.86124        $13.30052           94,302
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.08931         $7.62229           79,582
    01/01/2009 to 12/31/2009                                    $7.62229         $9.26113          812,786
    01/01/2010 to 12/31/2010                                    $9.26113        $10.17744        1,042,665
    01/01/2011 to 12/31/2011                                   $10.17744         $9.97148          985,917
    01/01/2012 to 12/31/2012                                    $9.97148        $10.81372        1,086,829
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                   $9.99225        $10.61561           20,644
    01/01/2007 to 12/31/2007                                   $10.61561        $12.44440           31,081
    01/01/2008 to 12/31/2008                                   $12.44440         $6.09868           36,868
    01/01/2009 to 12/31/2009                                    $6.09868         $8.12488           54,223
    01/01/2010 to 12/31/2010                                    $8.12488         $9.16080           53,039
    01/01/2011 to 12/31/2011                                    $9.16080         $7.85528           48,202
    01/01/2012 to 12/31/2012                                    $7.85528         $9.31060           56,081
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                                  $10.01040        $10.87892           14,620
    01/01/2007 to 12/31/2007                                   $10.87892        $12.61913           60,104
    01/01/2008 to 12/31/2008                                   $12.61913         $6.95843           40,911
    01/01/2009 to 12/31/2009                                    $6.95843         $8.94211           52,523
    01/01/2010 to 12/31/2010                                    $8.94211         $9.78154           50,490
    01/01/2011 to 12/31/2011                                    $9.78154         $8.42354           41,000
    01/01/2012 to 12/31/2012                                    $8.42354         $9.67819           51,018
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11182         $7.14571           19,611
    01/01/2009 to 12/31/2009                                    $7.14571         $8.91307          373,383
    01/01/2010 to 12/31/2010                                    $8.91307         $9.98987          513,492
    01/01/2011 to 12/31/2011                                    $9.98987         $9.78156          407,142
    01/01/2012 to 12/31/2012                                    $9.78156        $10.94038          579,678
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96739        $10.54879                0
    01/01/2007 to 12/31/2007                                   $10.54879        $10.58861           11,073
    01/01/2008 to 12/31/2008                                   $10.58861         $8.59008          262,160
    01/01/2009 to 12/31/2009                                    $8.59008        $10.32164          780,192
    01/01/2010 to 12/31/2010                                   $10.32164        $10.90809          784,859
    01/01/2011 to 12/31/2011                                   $10.90809        $10.76681          646,095
    01/01/2012 to 12/31/2012                                   $10.76681        $11.73884          765,793
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.08412        $10.29227              919
    01/01/2010 to 12/31/2010                                   $10.29227        $11.28218            4,167
    01/01/2011 to 12/31/2011                                   $11.28218        $11.18383            4,148
    01/01/2012 to 12/31/2012                                   $11.18383        $12.68552           10,437

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.14551        $10.30208           1,196
    01/01/2010 to 12/31/2010                      $10.30208        $11.53709           8,663
    01/01/2011 to 12/31/2011                      $11.53709        $10.69415           8,707
    01/01/2012 to 12/31/2012                      $10.69415        $11.92429           8,283
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99874        $10.59240          11,664
    01/01/2007 to 12/31/2007                      $10.59240        $11.41442          25,943
    01/01/2008 to 12/31/2008                      $11.41442         $6.58885          34,462
    01/01/2009 to 12/31/2009                       $6.58885         $8.81640         115,193
    01/01/2010 to 12/31/2010                       $8.81640         $9.30432         194,754
    01/01/2011 to 12/31/2011                       $9.30432         $8.32407         147,972
    01/01/2012 to 12/31/2012                       $8.32407         $9.99280         169,924
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96006        $11.02379          23,977
    01/01/2007 to 12/31/2007                      $11.02379        $10.53044          50,884
    01/01/2008 to 12/31/2008                      $10.53044         $6.06725          42,910
    01/01/2009 to 12/31/2009                       $6.06725         $7.13569          74,352
    01/01/2010 to 12/31/2010                       $7.13569         $7.95146          75,923
    01/01/2011 to 12/31/2011                       $7.95146         $7.50265          55,100
    01/01/2012 to 12/31/2012                       $7.50265         $8.63555          68,452
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99874        $10.49063               0
    01/01/2007 to 12/31/2007                      $10.49063        $10.95860           3,776
    01/01/2008 to 12/31/2008                      $10.95860         $8.28202           5,768
    01/01/2009 to 12/31/2009                       $8.28202        $10.97774          42,694
    01/01/2010 to 12/31/2010                      $10.97774        $12.26034          61,460
    01/01/2011 to 12/31/2011                      $12.26034        $13.30142          62,136
    01/01/2012 to 12/31/2012                      $13.30142        $13.87485          96,609
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.94821        $10.22734          24,578
    01/01/2007 to 12/31/2007                      $10.22734        $11.57756          47,959
    01/01/2008 to 12/31/2008                      $11.57756         $6.42308          71,204
    01/01/2009 to 12/31/2009                       $6.42308         $8.20734         141,702
    01/01/2010 to 12/31/2010                       $8.20734         $9.67845         178,562
    01/01/2011 to 12/31/2011                       $9.67845         $9.44386         140,635
    01/01/2012 to 12/31/2012                       $9.44386        $10.44016         169,368
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96027        $11.11545           3,717
    01/01/2007 to 12/31/2007                      $11.11545        $11.97391          11,530
    01/01/2008 to 12/31/2008                      $11.97391         $7.78320          15,980
    01/01/2009 to 12/31/2009                       $7.78320        $10.07929          55,620
    01/01/2010 to 12/31/2010                      $10.07929        $11.12120          75,614
    01/01/2011 to 12/31/2011                      $11.12120        $10.60861          66,359
    01/01/2012 to 12/31/2012                      $10.60861        $12.85735          67,795
---------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.93185        $10.39379               0
    01/01/2007 to 12/31/2007                      $10.39379        $11.78062           1,145
    01/01/2008 to 12/31/2008                      $11.78062         $7.38927          18,331
    01/01/2009 to 12/31/2009                       $7.38927         $9.04493          36,854
    01/01/2010 to 12/31/2010                       $9.04493        $10.04560          45,607
    01/01/2011 to 12/31/2011                      $10.04560         $9.83366          30,153
    01/01/2012 to 12/31/2012                       $9.83366        $11.33774          41,551

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99874        $10.20155               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92917        $10.41366           7,439
    01/01/2007 to 12/31/2007                             $10.41366        $10.53613          16,196
    01/01/2008 to 12/31/2008                             $10.53613         $6.41960          22,016
    01/01/2009 to 12/31/2009                              $6.41960         $8.77984          46,606
    01/01/2010 to 12/31/2010                              $8.77984        $10.68701          61,888
    01/01/2011 to 12/31/2011                             $10.68701        $10.16087          48,135
    01/01/2012 to 12/31/2012                             $10.16087        $11.84769          37,541
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99991        $10.21812          13,778
    01/01/2007 to 12/31/2007                             $10.21812        $10.55481          87,537
    01/01/2008 to 12/31/2008                             $10.55481        $10.65447         162,118
    01/01/2009 to 12/31/2009                             $10.65447        $10.51751         211,045
    01/01/2010 to 12/31/2010                             $10.51751        $10.35969         214,120
    01/01/2011 to 12/31/2011                             $10.35969        $10.20379         253,055
    01/01/2012 to 12/31/2012                             $10.20379        $10.04893         207,762
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03587        $10.17022           7,025
    01/01/2007 to 12/31/2007                             $10.17022        $10.33156          14,144
    01/01/2008 to 12/31/2008                             $10.33156         $5.87444          31,425
    01/01/2009 to 12/31/2009                              $5.87444         $8.13599          58,958
    01/01/2010 to 12/31/2010                              $8.13599         $9.88948          87,635
    01/01/2011 to 12/31/2011                              $9.88948         $9.49682          61,938
    01/01/2012 to 12/31/2012                              $9.49682        $10.95341          75,072
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02865        $10.07295               0
    01/01/2012 to 12/31/2012                             $10.07295        $10.40226           1,214
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96512        $10.21327          10,990
    01/01/2007 to 12/31/2007                             $10.21327        $12.28959          22,218
    01/01/2008 to 12/31/2008                             $12.28959         $6.87585          29,602
    01/01/2009 to 12/31/2009                              $6.87585         $8.78786          59,462
    01/01/2010 to 12/31/2010                              $8.78786        $11.13543          85,266
    01/01/2011 to 12/31/2011                             $11.13543        $11.15065          65,249
    01/01/2012 to 12/31/2012                             $11.15065        $12.33993          59,564
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98815         $9.45733             200
    01/01/2007 to 12/31/2007                              $9.45733        $11.05501           3,313
    01/01/2008 to 12/31/2008                             $11.05501         $6.25525           6,094
    01/01/2009 to 12/31/2009                              $6.25525         $7.54954          50,286
    01/01/2010 to 12/31/2010                              $7.54954         $8.94111          91,105
    01/01/2011 to 04/29/2011                              $8.94111        $10.03294               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99874        $10.33248          72,273
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                            $10.10148         $5.57715           1,320
    01/01/2009 to 12/31/2009                              $5.57715         $9.14495          96,285
    01/01/2010 to 12/31/2010                              $9.14495        $11.01080         178,201
    01/01/2011 to 12/31/2011                             $11.01080         $8.64490         127,900
    01/01/2012 to 12/31/2012                              $8.64490        $10.03905         170,398

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98034        $10.17953           11,376
    01/01/2007 to 12/31/2007                               $10.17953        $10.70491           12,500
    01/01/2008 to 12/31/2008                               $10.70491        $10.65895           15,064
    01/01/2009 to 12/31/2009                               $10.65895        $11.56999           63,137
    01/01/2010 to 12/31/2010                               $11.56999        $11.83776           74,666
    01/01/2011 to 12/31/2011                               $11.83776        $11.91937           67,893
    01/01/2012 to 12/31/2012                               $11.91937        $12.28836           88,368
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.97139        $10.31233           46,424
    01/01/2007 to 12/31/2007                               $10.31233        $10.99780           72,773
    01/01/2008 to 12/31/2008                               $10.99780        $10.58517          122,413
    01/01/2009 to 12/31/2009                               $10.58517        $12.14622          586,106
    01/01/2010 to 12/31/2010                               $12.14622        $12.88400          825,811
    01/01/2011 to 12/31/2011                               $12.88400        $13.09095          687,328
    01/01/2012 to 12/31/2012                               $13.09095        $14.09248          797,218
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.97932        $10.42580            5,170
    01/01/2007 to 12/31/2007                               $10.42580        $11.16097           43,748
    01/01/2008 to 12/31/2008                               $11.16097         $8.84892          427,553
    01/01/2009 to 12/31/2009                                $8.84892        $10.45993        1,594,790
    01/01/2010 to 12/31/2010                               $10.45993        $11.38917        1,966,370
    01/01/2011 to 12/31/2011                               $11.38917        $11.32728        1,970,053
    01/01/2012 to 12/31/2012                               $11.32728        $12.31131        2,050,090
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01866        $10.07285              229
    01/01/2012 to 12/31/2012                               $10.07285        $10.62414           14,677
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95097        $10.74043            4,815
    01/01/2007 to 12/31/2007                               $10.74043        $10.79584           20,553
    01/01/2008 to 12/31/2008                               $10.79584         $6.51497           19,658
    01/01/2009 to 12/31/2009                                $6.51497         $7.81555           32,499
    01/01/2010 to 12/31/2010                                $7.81555         $8.85453           48,270
    01/01/2011 to 12/31/2011                                $8.85453         $9.02103           30,829
    01/01/2012 to 12/31/2012                                $9.02103        $10.55351           36,633
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99874         $8.90747                0
    01/01/2012 to 12/31/2012                                $8.90747         $9.92541                0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09931         $6.70326           37,290
    01/01/2009 to 12/31/2009                                $6.70326         $8.37330          370,215
    01/01/2010 to 12/31/2010                                $8.37330         $9.42811          570,272
    01/01/2011 to 12/31/2011                                $9.42811         $9.06262          409,360
    01/01/2012 to 12/31/2012                                $9.06262        $10.34330          595,387
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98449        $10.58114                0
    01/01/2007 to 12/31/2007                               $10.58114        $11.34807              190
    01/01/2008 to 12/31/2008                               $11.34807         $7.80093           30,118
    01/01/2009 to 12/31/2009                                $7.80093         $9.78770          406,471
    01/01/2010 to 12/31/2010                                $9.78770        $10.77678          658,939
    01/01/2011 to 12/31/2011                               $10.77678        $10.25384          567,859
    01/01/2012 to 12/31/2012                               $10.25384        $11.22172          694,897

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                       $9.90522         $9.92188            3,095
    01/01/2007 to 12/31/2007                        $9.92188        $10.46833            4,609
    01/01/2008 to 12/31/2008                       $10.46833         $6.70061            6,105
    01/01/2009 to 12/31/2009                        $6.70061         $8.83559           27,085
    01/01/2010 to 12/31/2010                        $8.83559        $11.86932           54,733
    01/01/2011 to 12/31/2011                       $11.86932        $11.57388           49,803
    01/01/2012 to 12/31/2012                       $11.57388        $12.78458           48,474
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                        $9.99256        $10.47191            9,684
    01/01/2007 to 12/31/2007                       $10.47191         $9.73292           25,001
    01/01/2008 to 12/31/2008                        $9.73292         $6.73606           53,218
    01/01/2009 to 12/31/2009                        $6.73606         $8.42432           63,865
    01/01/2010 to 12/31/2010                        $8.42432        $10.45223           66,125
    01/01/2011 to 12/31/2011                       $10.45223         $9.67773           66,105
    01/01/2012 to 12/31/2012                        $9.67773        $11.26057           71,613
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                        $9.96827        $10.63917                0
    01/01/2007 to 12/31/2007                       $10.63917        $11.13836            4,854
    01/01/2008 to 12/31/2008                       $11.13836         $8.12262          352,362
    01/01/2009 to 12/31/2009                        $8.12262         $9.92935        1,629,869
    01/01/2010 to 12/31/2010                        $9.92935        $10.90571        2,057,043
    01/01/2011 to 12/31/2011                       $10.90571        $10.95260        1,802,519
    01/01/2012 to 12/31/2012                       $10.95260        $12.24090        2,161,067
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                        $9.95058        $11.08082            1,191
    01/01/2007 to 12/31/2007                       $11.08082        $10.52167           16,298
    01/01/2008 to 12/31/2008                       $10.52167         $6.02125           19,069
    01/01/2009 to 12/31/2009                        $6.02125         $7.34030           79,459
    01/01/2010 to 12/31/2010                        $7.34030         $8.18554          107,239
    01/01/2011 to 12/31/2011                        $8.18554         $7.92860           83,027
    01/01/2012 to 12/31/2012                        $7.92860         $9.15434          100,191
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                        $9.98973        $10.30713            7,400
    01/01/2007 to 12/31/2007                       $10.30713        $11.12805            9,611
    01/01/2008 to 12/31/2008                       $11.12805        $10.69133           13,221
    01/01/2009 to 12/31/2009                       $10.69133        $11.80367           41,934
    01/01/2010 to 12/31/2010                       $11.80367        $12.29119           73,954
    01/01/2011 to 12/31/2011                       $12.29119        $12.60300           85,891
    01/01/2012 to 12/31/2012                       $12.60300        $13.05891          105,085
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                       $9.94026        $10.47609           17,449
    01/01/2007 to 12/31/2007                       $10.47609        $11.16482           24,266
    01/01/2008 to 12/31/2008                       $11.16482         $6.53413           25,422
    01/01/2009 to 12/31/2009                        $6.53413         $9.86862           92,324
    01/01/2010 to 12/31/2010                        $9.86862        $11.25440          131,302
    01/01/2011 to 12/31/2011                       $11.25440        $10.89495          102,940
    01/01/2012 to 12/31/2012                       $10.89495        $12.61485          127,224

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14759         $9.83697           22,607
    01/01/2007 to 12/31/2007                                 $9.83697        $13.60991           52,211
    01/01/2008 to 12/31/2008                                $13.60991         $6.70277           83,326
    01/01/2009 to 12/31/2009                                 $6.70277         $9.85783          220,418
    01/01/2010 to 12/31/2010                                 $9.85783        $11.69296          312,377
    01/01/2011 to 12/31/2011                                $11.69296         $9.79692          228,194
    01/01/2012 to 12/31/2012                                 $9.79692         $9.99607          277,911
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.97083        $10.66139           54,966
    01/01/2007 to 12/31/2007                                $10.66139        $11.50135          104,742
    01/01/2008 to 12/31/2008                                $11.50135         $6.53179          100,574
    01/01/2009 to 12/31/2009                                 $6.53179         $8.26091          194,411
    01/01/2010 to 12/31/2010                                 $8.26091         $9.32545          210,936
    01/01/2011 to 12/31/2011                                 $9.32545         $8.86601          185,422
    01/01/2012 to 12/31/2012                                 $8.86601         $9.69157          202,525
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99874         $9.98107                0
    01/01/2008 to 12/31/2008                                 $9.98107         $9.31646            4,507
    01/01/2009 to 12/31/2009                                 $9.31646        $10.24119          133,103
    01/01/2010 to 12/31/2010                                $10.24119        $10.87128          225,008
    01/01/2011 to 12/31/2011                                $10.87128        $11.35046          181,115
    01/01/2012 to 12/31/2012                                $11.35046        $12.05471          249,232
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99874        $10.39046                0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07814         $6.64843           98,594
    01/01/2009 to 12/31/2009                                 $6.64843         $8.51531          709,795
    01/01/2010 to 12/31/2010                                 $8.51531         $9.24408        1,005,878
    01/01/2011 to 12/31/2011                                 $9.24408         $8.95108          725,217
    01/01/2012 to 09/21/2012                                 $8.95108        $10.03722                0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

      ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02456        $12.18141              0
    01/01/2010 to 12/31/2010                             $12.18141        $13.29975          3,005
    01/01/2011 to 12/31/2011                             $13.29975        $12.62465          1,364
    01/01/2012 to 12/31/2012                             $12.62465        $13.85724            648

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.03690        $12.37780               0
    01/01/2010 to 12/31/2010                         $12.37780        $13.72449           2,017
    01/01/2011 to 12/31/2011                         $13.72449        $13.39876             857
    01/01/2012 to 12/31/2012                         $13.39876        $14.84823           1,063
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.07556        $12.42569               0
    01/01/2010 to 12/31/2010                         $12.42569        $13.79467               0
    01/01/2011 to 12/31/2011                         $13.79467        $13.93260               0
    01/01/2012 to 05/04/2012                         $13.93260        $15.09415               0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.02338        $12.00675           1,854
    01/01/2010 to 12/31/2010                         $12.00675        $13.15015           3,717
    01/01/2011 to 12/31/2011                         $13.15015        $12.66779           2,010
    01/01/2012 to 12/31/2012                         $12.66779        $13.89326           1,993
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $9.99793         $9.11444               0
    01/01/2012 to 12/31/2012                          $9.11444         $9.94462               0
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.09816        $12.72032               0
    01/01/2010 to 12/31/2010                         $12.72032        $13.94749               0
    01/01/2011 to 12/31/2011                         $13.94749        $13.53426               0
    01/01/2012 to 12/31/2012                         $13.53426        $14.96580               0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.93809         $9.58149               0
    01/01/2010 to 12/31/2010                          $9.58149        $10.33134               0
    01/01/2011 to 12/31/2011                         $10.33134        $11.04601               0
    01/01/2012 to 12/31/2012                         $11.04601        $11.21942               0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92252         $9.64728               0
    01/01/2010 to 12/31/2010                          $9.64728        $10.45969               0
    01/01/2011 to 12/31/2011                         $10.45969        $11.58521               0
    01/01/2012 to 12/31/2012                         $11.58521        $11.94239               0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.90529         $9.54833               0
    01/01/2010 to 12/31/2010                          $9.54833        $10.36871               0
    01/01/2011 to 12/31/2011                         $10.36871        $11.72642               0
    01/01/2012 to 12/31/2012                         $11.72642        $12.10435               0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88401         $9.22420               0
    01/01/2010 to 12/31/2010                          $9.22420        $10.06022           4,123
    01/01/2011 to 12/31/2011                         $10.06022        $11.64277               0
    01/01/2012 to 12/31/2012                         $11.64277        $12.07011               0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                         $9.99724        $10.93130           4,163
    01/01/2011 to 12/31/2011                         $10.93130        $12.82398          55,791
    01/01/2012 to 12/31/2012                         $12.82398        $13.35416          37,504
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                         $9.99793        $11.93684          84,357
    01/01/2012 to 12/31/2012                         $11.93684        $12.32003          58,092
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                         $9.99725        $10.32609               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03868        $12.27482            971
    01/01/2010 to 12/31/2010                                     $12.27482        $13.57069          4,764
    01/01/2011 to 12/31/2011                                     $13.57069        $12.91269          1,876
    01/01/2012 to 12/31/2012                                     $12.91269        $14.31898          2,271
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03974        $11.90339              0
    01/01/2010 to 12/31/2010                                     $11.90339        $12.99092              0
    01/01/2011 to 12/31/2011                                     $12.99092        $12.43824              0
    01/01/2012 to 12/31/2012                                     $12.43824        $13.37548              0
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.61469        $14.46991              0
    01/01/2010 to 12/31/2010                                     $14.46991        $18.15890              0
    01/01/2011 to 12/31/2011                                     $18.15890        $18.87506              0
    01/01/2012 to 12/31/2012                                     $18.87506        $21.22973              0
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98051        $12.94633              0
    01/01/2010 to 12/31/2010                                     $12.94633        $16.73340              0
    01/01/2011 to 12/31/2011                                     $16.73340        $14.17824              0
    01/01/2012 to 12/31/2012                                     $14.17824        $16.60035              0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.02678        $11.93657              0
    01/01/2010 to 12/31/2010                                     $11.93657        $13.19063          3,482
    01/01/2011 to 12/31/2011                                     $13.19063        $12.54513          1,466
    01/01/2012 to 12/31/2012                                     $12.54513        $13.90062          1,686
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.01305        $12.26160              0
    01/01/2010 to 12/31/2010                                     $12.26160        $13.67415              0
    01/01/2011 to 12/31/2011                                     $13.67415        $13.13404              0
    01/01/2012 to 12/31/2012                                     $13.13404        $14.16890              0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98504        $12.12161            141
    01/01/2010 to 12/31/2010                                     $12.12161        $14.06854          2,162
    01/01/2011 to 12/31/2011                                     $14.06854        $12.86659            922
    01/01/2012 to 12/31/2012                                     $12.86659        $14.16710          1,162
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99794        $10.68613            600
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.85931        $13.89546              0
    01/01/2010 to 12/31/2010                                     $13.89546        $16.28721              0
    01/01/2011 to 12/31/2011                                     $16.28721        $15.08249              0
    01/01/2012 to 12/31/2012                                     $15.08249        $18.64899              0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.04650        $12.80269            872
    01/01/2010 to 12/31/2010                                     $12.80269        $13.76876              0
    01/01/2011 to 12/31/2011                                     $13.76876        $12.89556              0
    01/01/2012 to 12/31/2012                                     $12.89556        $15.05975              0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.12452        $12.16953              0
    01/01/2010 to 12/31/2010                                     $12.16953        $13.39621              0
    01/01/2011 to 12/31/2011                                     $13.39621        $12.34249              0
    01/01/2012 to 12/31/2012                                     $12.34249        $14.40204              0

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.05955        $13.44619               0
    01/01/2010 to 12/31/2010                                   $13.44619        $15.71146               0
    01/01/2011 to 12/31/2011                                   $15.71146        $14.86507               0
    01/01/2012 to 12/31/2012                                   $14.86507        $17.33790               0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.95309        $12.72261               0
    01/01/2010 to 12/31/2010                                   $12.72261        $15.72724               0
    01/01/2011 to 12/31/2011                                   $15.72724        $15.53641               0
    01/01/2012 to 12/31/2012                                   $15.53641        $17.52650               0
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.01698        $12.48045               0
    01/01/2010 to 12/31/2010                                   $12.48045        $13.81311               0
    01/01/2011 to 12/31/2011                                   $13.81311        $13.89768               0
    01/01/2012 to 12/31/2012                                   $13.89768        $15.43168               0
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.02456        $11.82541               0
    01/01/2010 to 12/31/2010                                   $11.82541        $12.86882               0
    01/01/2011 to 12/31/2011                                   $12.86882        $12.48569               0
    01/01/2012 to 12/31/2012                                   $12.48569        $13.40809               0
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14310        $13.23326               0
    01/01/2010 to 12/31/2010                                   $13.23326        $14.77515          10,981
    01/01/2011 to 12/31/2011                                   $14.77515        $12.54599           3,146
    01/01/2012 to 12/31/2012                                   $12.54599        $14.72517           5,437
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.11760        $13.06521             804
    01/01/2010 to 12/31/2010                                   $13.06521        $14.15249          11,478
    01/01/2011 to 12/31/2011                                   $14.15249        $12.06890           3,283
    01/01/2012 to 12/31/2012                                   $12.06890        $13.73087           5,854
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04092        $12.21288               0
    01/01/2010 to 12/31/2010                                   $12.21288        $13.55487             427
    01/01/2011 to 12/31/2011                                   $13.55487        $13.14297               0
    01/01/2012 to 12/31/2012                                   $13.14297        $14.55640               0
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.07967        $11.63355               0
    01/01/2010 to 12/31/2010                                   $11.63355        $12.17460               0
    01/01/2011 to 12/31/2011                                   $12.17460        $11.90005               0
    01/01/2012 to 12/31/2012                                   $11.90005        $12.84759               0
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.08332        $10.27907               0
    01/01/2010 to 12/31/2010                                   $10.27907        $11.15788               0
    01/01/2011 to 12/31/2011                                   $11.15788        $10.95291               0
    01/01/2012 to 12/31/2012                                   $10.95291        $12.30209               0
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.14470        $10.28887               0
    01/01/2010 to 12/31/2010                                   $10.28887        $11.41006               0
    01/01/2011 to 12/31/2011                                   $11.41006        $10.47337               0
    01/01/2012 to 12/31/2012                                   $10.47337        $11.56403               0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12726        $13.55000             790
    01/01/2010 to 12/31/2010                             $13.55000        $14.16063           3,699
    01/01/2011 to 12/31/2011                             $14.16063        $12.54526           1,249
    01/01/2012 to 12/31/2012                             $12.54526        $14.91297           2,159
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06253        $12.69666               0
    01/01/2010 to 12/31/2010                             $12.69666        $14.01036               0
    01/01/2011 to 12/31/2011                             $14.01036        $13.09087               0
    01/01/2012 to 12/31/2012                             $13.09087        $14.92040               0
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03375        $12.04953               0
    01/01/2010 to 12/31/2010                             $12.04953        $13.32622               0
    01/01/2011 to 12/31/2011                             $13.32622        $14.31727               0
    01/01/2012 to 12/31/2012                             $14.31727        $14.78850               0
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.00717        $12.67874               0
    01/01/2010 to 12/31/2010                             $12.67874        $14.80563               0
    01/01/2011 to 12/31/2011                             $14.80563        $14.30605               0
    01/01/2012 to 12/31/2012                             $14.30605        $15.66085               0
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07230        $13.32730             204
    01/01/2010 to 12/31/2010                             $13.32730        $14.56167          22,625
    01/01/2011 to 12/31/2011                             $14.56167        $13.75525           8,564
    01/01/2012 to 12/31/2012                             $13.75525        $16.50818           6,455
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02809        $12.11704               0
    01/01/2010 to 12/31/2010                             $12.11704        $13.32654               0
    01/01/2011 to 12/31/2011                             $13.32654        $12.91833               0
    01/01/2012 to 12/31/2012                             $12.91833        $14.74859               0
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99794        $10.16448               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98574        $13.19325               0
    01/01/2010 to 12/31/2010                             $13.19325        $15.90270               0
    01/01/2011 to 12/31/2011                             $15.90270        $14.97267               0
    01/01/2012 to 12/31/2012                             $14.97267        $17.28766               0
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99953         $9.83880             897
    01/01/2010 to 12/31/2010                              $9.83880         $9.59652             869
    01/01/2011 to 12/31/2011                              $9.59652         $9.36043             495
    01/01/2012 to 12/31/2012                              $9.36043         $9.12800             495
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13089        $13.67777               0
    01/01/2010 to 12/31/2010                             $13.67777        $16.46359               0
    01/01/2011 to 12/31/2011                             $16.46359        $15.65593               0
    01/01/2012 to 12/31/2012                             $15.65593        $17.88066               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02784        $10.05590               0
    01/01/2012 to 12/31/2012                             $10.05590        $10.28313               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97665        $12.32814               0
    01/01/2010 to 12/31/2010                               $12.32814        $15.46924               0
    01/01/2011 to 12/31/2011                               $15.46924        $15.33952               0
    01/01/2012 to 12/31/2012                               $15.33952        $16.80951               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93448        $12.03198               0
    01/01/2010 to 12/31/2010                               $12.03198        $14.11087               0
    01/01/2011 to 04/29/2011                               $14.11087        $15.78352               0
------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                               $9.99794        $10.26415               0
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05426        $14.75366               0
    01/01/2010 to 12/31/2010                               $14.75366        $17.59101          30,000
    01/01/2011 to 12/31/2011                               $17.59101        $13.67653           6,531
    01/01/2012 to 12/31/2012                               $13.67653        $15.72695          10,179
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99043        $10.45317               0
    01/01/2010 to 12/31/2010                               $10.45317        $10.59058               0
    01/01/2011 to 12/31/2011                               $10.59058        $10.55994               0
    01/01/2012 to 12/31/2012                               $10.55994        $10.78039               0
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98230        $11.01889             967
    01/01/2010 to 12/31/2010                               $11.01889        $11.57418          32,533
    01/01/2011 to 12/31/2011                               $11.57418        $11.64560           8,618
    01/01/2012 to 12/31/2012                               $11.64560        $12.41404          11,826
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02086        $11.57373               0
    01/01/2010 to 12/31/2010                               $11.57373        $12.47913           1,950
    01/01/2011 to 12/31/2011                               $12.47913        $12.29047           1,002
    01/01/2012 to 12/31/2012                               $12.29047        $13.22763             985
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01785        $10.05579               0
    01/01/2012 to 12/31/2012                               $10.05579        $10.50254               0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07703        $12.76997               0
    01/01/2010 to 12/31/2010                               $12.76997        $14.32660               0
    01/01/2011 to 12/31/2011                               $14.32660        $14.45398               0
    01/01/2012 to 12/31/2012                               $14.45398        $16.74435               0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99793         $8.84900               0
    01/01/2012 to 12/31/2012                                $8.84900         $9.76391               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05229        $12.30764               0
    01/01/2010 to 12/31/2010                               $12.30764        $13.72300           1,181
    01/01/2011 to 12/31/2011                               $13.72300        $13.06262             368
    01/01/2012 to 12/31/2012                               $13.06262        $14.76290             439

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08069        $12.34977             634
    01/01/2010 to 12/31/2010                               $12.34977        $13.46536           1,850
    01/01/2011 to 12/31/2011                               $13.46536        $12.68712             790
    01/01/2012 to 12/31/2012                               $12.68712        $13.74885             957
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00819        $13.09676               0
    01/01/2010 to 12/31/2010                               $13.09676        $17.42232               0
    01/01/2011 to 12/31/2011                               $17.42232        $16.82342               0
    01/01/2012 to 12/31/2012                               $16.82342        $18.40167               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97547        $12.90470               0
    01/01/2010 to 12/31/2010                               $12.90470        $15.85506               0
    01/01/2011 to 12/31/2011                               $15.85506        $14.53725               0
    01/01/2012 to 12/31/2012                               $14.53725        $16.74953               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03822        $12.11116           1,466
    01/01/2010 to 12/31/2010                               $12.11116        $13.17238           1,357
    01/01/2011 to 12/31/2011                               $13.17238        $13.10014             809
    01/01/2012 to 12/31/2012                               $13.10014        $14.49785             785
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.09998        $12.86715               0
    01/01/2010 to 12/31/2010                               $12.86715        $14.20902               0
    01/01/2011 to 12/31/2011                               $14.20902        $13.62906               0
    01/01/2012 to 12/31/2012                               $13.62906        $15.58217               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01723        $11.07312               0
    01/01/2010 to 12/31/2010                               $11.07312        $11.41799               0
    01/01/2011 to 12/31/2011                               $11.41799        $11.59382               0
    01/01/2012 to 12/31/2012                               $11.59382        $11.89578               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98683        $13.12270               0
    01/01/2010 to 12/31/2010                               $13.12270        $14.81973               0
    01/01/2011 to 12/31/2011                               $14.81973        $14.20678               0
    01/01/2012 to 12/31/2012                               $14.20678        $16.28869               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.30092        $13.71560             779
    01/01/2010 to 12/31/2010                               $13.71560        $16.11038          13,787
    01/01/2011 to 12/31/2011                               $16.11038        $13.36655           2,825
    01/01/2012 to 12/31/2012                               $13.36655        $13.50487           6,052
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.06162        $12.72682          14,125
    01/01/2010 to 12/31/2010                               $12.72682        $14.22692          13,334
    01/01/2011 to 12/31/2011                               $14.22692        $13.39426           7,022
    01/01/2012 to 12/31/2012                               $13.39426        $14.49827           8,239
------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98898        $10.72640               0
    01/01/2010 to 12/31/2010                               $10.72640        $11.27536               0
    01/01/2011 to 12/31/2011                               $11.27536        $11.65803               0
    01/01/2012 to 12/31/2012                               $11.65803        $12.26034               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07048        $12.78880             0
    01/01/2010 to 12/31/2010                                $12.78880        $13.74797           755
    01/01/2011 to 12/31/2011                                $13.74797        $13.18268           368
    01/01/2012 to 09/21/2012                                $13.18268        $14.67753             0



 *  Denotes the start date of these sub-accounts

             APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT


     FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l \\is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."


   L    =    MAX (L\\i\\), where L\\i\\ = G\\i \\/ (1 + d\\i\\)/^(Ni/365)/.


 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

   FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


  L    =    MAX (L\\i\\ ), where L\\i\\ - G\\i\\ / (1 + d\\i\\ )/^(Ni /365)/


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ )

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}      T(greater than)0, Money moving from the Permitted
                                                              Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) CU ( BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    {Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    {Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

  APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT


 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            elected Sub-accounts and Fixed
                                                                                            Rate Options to the Transfer
                                                                                            Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred from the
                                                                                            Transfer Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted
                                                               Sub-accounts]

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                                    If (B / (V + B) (greater than) .90) then
                                    T  =  B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than) = .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the elected
                                                               Sub-accounts

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                                    If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                                    T  =  B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V\\V\\ + V\\F\\ + B) (less than) = .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

   APPENDIX E - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =)Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

            APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT


   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap feature"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                 STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT


     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY
                         DESCRIBED IN PROSPECTUS PLNJ PREMIER B, L, X-PROS (05/2013).
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUCO LIFE INSURANCE                                   PRUDENTIAL ANNUITIES
  COMPANY OF NEW JERSEY                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2013


  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series"), and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2013. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
            Company...........................................   2
            Experts...........................................   2
            Principal Underwriter.............................   2
            Payments Made to Promote Sale of Our Products.....   2
            Determination of Accumulation Unit Values.........   4
            Separate Account Financial Information............  A1
            Company Financial Information.....................  B1

         PRUCO LIFE INSURANCE                    PRUDENTIAL ANNUITY
                COMPANY                            SERVICE CENTER
             OF NEW JERSEY                          P.O. BOX 7960
         213 WASHINGTON STREET                      PHILADELPHIA,
        NEWARK, NJ  07102-2992                   PENNSYLVANIA 19176
                                              TELEPHONE: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2012 and for each of the two years in the period then ended December 31, 2012, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. LLC ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by PLNJ, PAD received commissions of $106,497,788, $97,819,083, and $73,455,927 in 2012, 2011, and
2010 respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.


   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04 respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a valuation Period is: (a) divided by (b), less
(c) where:

(a)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97031    $10.56695        2,034
   01/01/2007 to 12/31/2007...........  $10.56695    $11.37993       21,637
   01/01/2008 to 12/31/2008...........  $11.37993    $ 7.65052       61,164
   01/01/2009 to 12/31/2009...........  $ 7.65052    $ 9.38262      103,577
   01/01/2010 to 12/31/2010...........  $ 9.38262    $10.36013      111,884
   01/01/2011 to 12/31/2011...........  $10.36013    $ 9.94560       79,825
   01/01/2012 to 12/31/2012...........  $ 9.94560    $11.04063       37,026
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98903    $10.51047          409
   01/01/2007 to 12/31/2007...........  $10.51047    $11.35002          762
   01/01/2008 to 12/31/2008...........  $11.35002    $ 7.85721       19,402
   01/01/2009 to 12/31/2009...........  $ 7.85721    $ 9.77902       10,935
   01/01/2010 to 12/31/2010...........  $ 9.77902    $10.96581       11,983
   01/01/2011 to 12/31/2011...........  $10.96581    $10.82680        9,938
   01/01/2012 to 12/31/2012...........  $10.82680    $12.13445       10,196
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98466    $11.04630            0
   01/01/2007 to 12/31/2007...........  $11.04630    $10.88138        1,038
   01/01/2008 to 12/31/2008...........  $10.88138    $ 7.00249        1,031
   01/01/2009 to 12/31/2009...........  $ 7.00249    $ 8.13330           58
   01/01/2010 to 12/31/2010...........  $ 8.13330    $ 9.13168           52
   01/01/2011 to 12/31/2011...........  $ 9.13168    $ 9.32741          140
   01/01/2012 to 05/04/2012...........  $ 9.32741    $10.14429            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97972    $10.52337            0
   01/01/2007 to 12/31/2007...........  $10.52337    $11.31927            0
   01/01/2008 to 12/31/2008...........  $11.31927    $ 7.95908       62,922
   01/01/2009 to 12/31/2009...........  $ 7.95908    $ 9.67779      110,693
   01/01/2010 to 12/31/2010...........  $ 9.67779    $10.71940      104,472
   01/01/2011 to 12/31/2011...........  $10.71940    $10.44310      113,848
   01/01/2012 to 12/31/2012...........  $10.44310    $11.58364      119,961
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99886    $ 9.18392            0
   01/01/2012 to 12/31/2012...........  $ 9.18392    $10.13441            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94956    $11.03865           37
   01/01/2007 to 12/31/2007...........  $11.03865    $11.01375        1,005
   01/01/2008 to 12/31/2008...........  $11.01375    $ 6.81010          931
   01/01/2009 to 12/31/2009...........  $ 6.81010    $ 7.94241          925
   01/01/2010 to 12/31/2010...........  $ 7.94241    $ 8.80734          920
   01/01/2011 to 12/31/2011...........  $ 8.80734    $ 8.64319          915
   01/01/2012 to 12/31/2012...........  $ 8.64319    $ 9.66596          911

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98002    $10.62541          306
   01/01/2007 to 12/31/2007...........  $10.62541    $11.49740       10,252
   01/01/2008 to 12/31/2008...........  $11.49740    $ 7.37696       34,509
   01/01/2009 to 12/31/2009...........  $ 7.37696    $ 9.11790       78,324
   01/01/2010 to 12/31/2010...........  $ 9.11790    $10.19470       79,487
   01/01/2011 to 12/31/2011...........  $10.19470    $ 9.81023       68,475
   01/01/2012 to 12/31/2012...........  $ 9.81023    $11.00221       79,055
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08117    $ 7.36015        5,616
   01/01/2009 to 12/31/2009...........  $ 7.36015    $ 8.95623       12,278
   01/01/2010 to 12/31/2010...........  $ 8.95623    $ 9.88530       12,502
   01/01/2011 to 12/31/2011...........  $ 9.88530    $ 9.57190       11,541
   01/01/2012 to 12/31/2012...........  $ 9.57190    $10.41017       12,006
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88729    $12.14117           26
   01/01/2007 to 12/31/2007...........  $12.14117    $ 9.58557          461
   01/01/2008 to 12/31/2008...........  $ 9.58557    $ 6.13964          408
   01/01/2009 to 12/31/2009...........  $ 6.13964    $ 7.98820        2,139
   01/01/2010 to 12/31/2010...........  $ 7.98820    $10.13822        3,415
   01/01/2011 to 12/31/2011...........  $10.13822    $10.65738        4,767
   01/01/2012 to 12/31/2012...........  $10.65738    $12.12312        4,667
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98313    $10.47569            0
   01/01/2007 to 12/31/2007...........  $10.47569    $ 8.49487          923
   01/01/2008 to 07/18/2008...........  $ 8.49487    $ 7.79489            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $ 9.96780            0
   01/01/2007 to 12/31/2007...........  $ 9.96780    $10.93150          798
   01/01/2008 to 12/31/2008...........  $10.93150    $ 6.02708          798
   01/01/2009 to 12/31/2009...........  $ 6.02708    $ 7.88526            0
   01/01/2010 to 12/31/2010...........  $ 7.88526    $10.30726            0
   01/01/2011 to 12/31/2011...........  $10.30726    $ 8.83227          447
   01/01/2012 to 12/31/2012...........  $ 8.83227    $10.45861          445
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10368    $ 7.52057            0
   01/01/2009 to 12/31/2009...........  $ 7.52057    $ 8.99129          177
   01/01/2010 to 12/31/2010...........  $ 8.99129    $10.04846          171
   01/01/2011 to 12/31/2011...........  $10.04846    $ 9.66500           93
   01/01/2012 to 12/31/2012...........  $ 9.66500    $10.83101          114
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.54657            0
   01/01/2007 to 12/31/2007...........  $10.54657    $11.29022            0
   01/01/2008 to 12/31/2008...........  $11.29022    $ 7.29440       12,050
   01/01/2009 to 12/31/2009...........  $ 7.29440    $ 8.90938       22,976
   01/01/2010 to 12/31/2010...........  $ 8.90938    $10.04843       22,831
   01/01/2011 to 12/31/2011...........  $10.04843    $ 9.76073       25,823
   01/01/2012 to 12/31/2012...........  $ 9.76073    $10.64957       25,946
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.32517           40
   01/01/2007 to 12/31/2007...........  $10.32517    $11.34443        4,379
   01/01/2008 to 12/31/2008...........  $11.34443    $ 6.63312        3,453
   01/01/2009 to 12/31/2009...........  $ 6.63312    $ 8.24065      231,258
   01/01/2010 to 12/31/2010...........  $ 8.24065    $ 9.67263      240,391
   01/01/2011 to 12/31/2011...........  $ 9.67263    $ 8.94643      126,156
   01/01/2012 to 12/31/2012...........  $ 8.94643    $ 9.96274      148,146
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99886    $ 7.48243            0
   01/01/2009 to 11/13/2009...........  $ 7.48243    $ 8.38866            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99886    $10.76808      110,119

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17554    $ 6.12120            0
   01/01/2009 to 12/31/2009...........  $ 6.12120    $ 8.15552        2,641
   01/01/2010 to 12/31/2010...........  $ 8.15552    $ 9.66742        2,839
   01/01/2011 to 12/31/2011...........  $ 9.66742    $ 9.05374        1,516
   01/01/2012 to 12/31/2012...........  $ 9.05374    $11.32180        2,015
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93522    $10.27272           15
   01/01/2007 to 12/31/2007...........  $10.27272    $11.54768        1,043
   01/01/2008 to 12/31/2008...........  $11.54768    $ 6.80215        1,043
   01/01/2009 to 12/31/2009...........  $ 6.80215    $10.02194           14
   01/01/2010 to 12/31/2010...........  $10.02194    $10.90040           14
   01/01/2011 to 12/31/2011...........  $10.90040    $10.32470           14
   01/01/2012 to 12/31/2012...........  $10.32470    $12.19438           13
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96082    $11.05658            0
   01/01/2007 to 12/31/2007...........  $11.05658    $11.46217            0
   01/01/2008 to 12/31/2008...........  $11.46217    $ 6.70422            0
   01/01/2009 to 12/31/2009...........  $ 6.70422    $ 7.88035            0
   01/01/2010 to 12/31/2010...........  $ 7.88035    $ 8.77303            0
   01/01/2011 to 12/31/2011...........  $ 8.77303    $ 8.17450            0
   01/01/2012 to 12/31/2012...........  $ 8.17450    $ 9.64702            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95821    $ 9.88690            7
   01/01/2007 to 12/31/2007...........  $ 9.88690    $11.63610          969
   01/01/2008 to 12/31/2008...........  $11.63610    $ 6.79421        1,050
   01/01/2009 to 12/31/2009...........  $ 6.79421    $10.52603        2,189
   01/01/2010 to 12/31/2010...........  $10.52603    $12.43875        2,514
   01/01/2011 to 12/31/2011...........  $12.43875    $11.90199        3,497
   01/01/2012 to 12/31/2012...........  $11.90199    $14.03983        3,279
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03374    $ 7.64904            0
   01/01/2009 to 12/31/2009...........  $ 7.64904    $ 9.56872        3,968
   01/01/2010 to 12/31/2010...........  $ 9.56872    $11.96255        3,893
   01/01/2011 to 12/31/2011...........  $11.96255    $11.95115        2,251
   01/01/2012 to 12/31/2012...........  $11.95115    $13.63512        3,166
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.58693            0
   01/01/2007 to 12/31/2007...........  $10.58693    $10.69905          986
   01/01/2008 to 12/31/2008...........  $10.69905    $ 7.85611          981
   01/01/2009 to 12/31/2009...........  $ 7.85611    $10.50209        5,938
   01/01/2010 to 12/31/2010...........  $10.50209    $11.75527        6,668
   01/01/2011 to 12/31/2011...........  $11.75527    $11.96101        6,578
   01/01/2012 to 12/31/2012...........  $11.96101    $13.43228        6,384
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08935    $ 7.62976        9,645
   01/01/2009 to 12/31/2009...........  $ 7.62976    $ 9.28381       28,168
   01/01/2010 to 12/31/2010...........  $ 9.28381    $10.21746       27,766
   01/01/2011 to 12/31/2011...........  $10.21746    $10.02557       29,319
   01/01/2012 to 12/31/2012...........  $10.02557    $10.88847       29,415
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99238    $10.62617           30
   01/01/2007 to 12/31/2007...........  $10.62617    $12.47532        1,088
   01/01/2008 to 12/31/2008...........  $12.47532    $ 6.12290        5,055
   01/01/2009 to 12/31/2009...........  $ 6.12290    $ 8.16926        1,345
   01/01/2010 to 12/31/2010...........  $ 8.16926    $ 9.22453        1,337
   01/01/2011 to 12/31/2011...........  $ 9.22453    $ 7.92152        1,280
   01/01/2012 to 12/31/2012...........  $ 7.92152    $ 9.40319        1,136

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01053    $10.88971           36
   01/01/2007 to 12/31/2007...........  $10.88971    $12.65064           59
   01/01/2008 to 12/31/2008...........  $12.65064    $ 6.98609          117
   01/01/2009 to 12/31/2009...........  $ 6.98609    $ 8.99093       12,020
   01/01/2010 to 12/31/2010...........  $ 8.99093    $ 9.84949       13,803
   01/01/2011 to 12/31/2011...........  $ 9.84949    $ 8.49467        8,166
   01/01/2012 to 12/31/2012...........  $ 8.49467    $ 9.77427       11,502
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99886    $10.75975      208,871
   01/01/2009 to 12/31/2009...........  $10.75975    $11.81058       32,158
   01/01/2010 to 12/31/2010...........  $11.81058    $12.90677        9,298
   01/01/2011 to 12/31/2011...........  $12.90677    $14.31277      162,322
   01/01/2012 to 12/31/2012...........  $14.31277    $15.44196       79,154
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11187    $ 7.15278        2,101
   01/01/2009 to 12/31/2009...........  $ 7.15278    $ 8.93513        9,986
   01/01/2010 to 12/31/2010...........  $ 8.93513    $10.02926       10,507
   01/01/2011 to 12/31/2011...........  $10.02926    $ 9.83462        7,983
   01/01/2012 to 12/31/2012...........  $ 9.83462    $11.01608       13,072
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96751    $10.55923            0
   01/01/2007 to 12/31/2007...........  $10.55923    $10.61491        1,748
   01/01/2008 to 12/31/2008...........  $10.61491    $ 8.62421       10,898
   01/01/2009 to 12/31/2009...........  $ 8.62421    $10.37793       38,792
   01/01/2010 to 12/31/2010...........  $10.37793    $10.98367       37,725
   01/01/2011 to 12/31/2011...........  $10.98367    $10.85754       35,166
   01/01/2012 to 12/31/2012...........  $10.85754    $11.85524       34,170
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08425    $10.29432            0
   01/01/2010 to 12/31/2010...........  $10.29432    $11.30106            0
   01/01/2011 to 12/31/2011...........  $11.30106    $11.21908            0
   01/01/2012 to 12/31/2012...........  $11.21908    $12.74431            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14563    $10.30407            0
   01/01/2010 to 12/31/2010...........  $10.30407    $11.55643            0
   01/01/2011 to 12/31/2011...........  $11.55643    $10.72788            0
   01/01/2012 to 12/31/2012...........  $10.72788    $11.97970            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.60289            0
   01/01/2007 to 12/31/2007...........  $10.60289    $11.44280        1,852
   01/01/2008 to 12/31/2008...........  $11.44280    $ 6.61495        1,448
   01/01/2009 to 12/31/2009...........  $ 6.61495    $ 8.86434        7,684
   01/01/2010 to 12/31/2010...........  $ 8.86434    $ 9.36879        4,521
   01/01/2011 to 12/31/2011...........  $ 9.36879    $ 8.39422        4,410
   01/01/2012 to 12/31/2012...........  $ 8.39422    $10.09177        4,216
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96018    $11.03471           14
   01/01/2007 to 12/31/2007...........  $11.03471    $10.55651           13
   01/01/2008 to 12/31/2008...........  $10.55651    $ 6.09126           13
   01/01/2009 to 12/31/2009...........  $ 6.09126    $ 7.17456       14,675
   01/01/2010 to 12/31/2010...........  $ 7.17456    $ 8.00669       16,812
   01/01/2011 to 12/31/2011...........  $ 8.00669    $ 7.56590        9,144
   01/01/2012 to 12/31/2012...........  $ 7.56590    $ 8.72130       12,833
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.50093           10
   01/01/2007 to 12/31/2007...........  $10.50093    $10.98556           10
   01/01/2008 to 12/31/2008...........  $10.98556    $ 8.31466           10
   01/01/2009 to 12/31/2009...........  $ 8.31466    $11.03739        2,034
   01/01/2010 to 12/31/2010...........  $11.03739    $12.34519        1,801
   01/01/2011 to 12/31/2011...........  $12.34519    $13.41314        1,590
   01/01/2012 to 12/31/2012...........  $13.41314    $14.01209        1,490

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94833    $10.23754            0
   01/01/2007 to 12/31/2007...........  $10.23754    $11.60620        1,219
   01/01/2008 to 12/31/2008...........  $11.60620    $ 6.44853        1,218
   01/01/2009 to 12/31/2009...........  $ 6.44853    $ 8.25196          244
   01/01/2010 to 12/31/2010...........  $ 8.25196    $ 9.74555          244
   01/01/2011 to 12/31/2011...........  $ 9.74555    $ 9.52339        1,431
   01/01/2012 to 12/31/2012...........  $ 9.52339    $10.54373        1,489
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96040    $11.12645            0
   01/01/2007 to 12/31/2007...........  $11.12645    $12.00366            0
   01/01/2008 to 12/31/2008...........  $12.00366    $ 7.81416            0
   01/01/2009 to 12/31/2009...........  $ 7.81416    $10.13427        5,346
   01/01/2010 to 12/31/2010...........  $10.13427    $11.19842        2,187
   01/01/2011 to 12/31/2011...........  $11.19842    $10.69804        1,432
   01/01/2012 to 12/31/2012...........  $10.69804    $12.98497        2,001
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93197    $10.40413            0
   01/01/2007 to 12/31/2007...........  $10.40413    $11.80991            0
   01/01/2008 to 12/31/2008...........  $11.80991    $ 7.41859           84
   01/01/2009 to 12/31/2009...........  $ 7.41859    $ 9.09434        3,770
   01/01/2010 to 12/31/2010...........  $ 9.09434    $10.11535        4,353
   01/01/2011 to 12/31/2011...........  $10.11535    $ 9.91652        2,603
   01/01/2012 to 12/31/2012...........  $ 9.91652    $11.45019        4,009
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99886    $10.20714            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92929    $10.42395            6
   01/01/2007 to 12/31/2007...........  $10.42395    $10.56215          618
   01/01/2008 to 12/31/2008...........  $10.56215    $ 6.44504          615
   01/01/2009 to 12/31/2009...........  $ 6.44504    $ 8.82770          611
   01/01/2010 to 12/31/2010...........  $ 8.82770    $10.76122          608
   01/01/2011 to 12/31/2011...........  $10.76122    $10.24655          605
   01/01/2012 to 12/31/2012...........  $10.24655    $11.96535          601
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00004    $10.22826            0
   01/01/2007 to 12/31/2007...........  $10.22826    $10.58091            0
   01/01/2008 to 12/31/2008...........  $10.58091    $10.69657        1,194
   01/01/2009 to 12/31/2009...........  $10.69657    $10.57454       12,734
   01/01/2010 to 12/31/2010...........  $10.57454    $10.43133       44,817
   01/01/2011 to 12/31/2011...........  $10.43133    $10.28955        1,789
   01/01/2012 to 12/31/2012...........  $10.28955    $10.14809        2,890
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03599    $10.18041            0
   01/01/2007 to 12/31/2007...........  $10.18041    $10.35735          788
   01/01/2008 to 12/31/2008...........  $10.35735    $ 5.89784          788
   01/01/2009 to 12/31/2009...........  $ 5.89784    $ 8.18054        1,835
   01/01/2010 to 12/31/2010...........  $ 8.18054    $ 9.95836        1,676
   01/01/2011 to 12/31/2011...........  $ 9.95836    $ 9.57702        1,202
   01/01/2012 to 12/31/2012...........  $ 9.57702    $11.06234        1,190
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02877    $10.07550            0
   01/01/2012 to 12/31/2012...........  $10.07550    $10.42040            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96524    $10.22343            0
   01/01/2007 to 12/31/2007...........  $10.22343    $12.32013          437
   01/01/2008 to 12/31/2008...........  $12.32013    $ 6.90324          434
   01/01/2009 to 12/31/2009...........  $ 6.90324    $ 8.83596        2,325
   01/01/2010 to 12/31/2010...........  $ 8.83596    $11.21291        2,096
   01/01/2011 to 12/31/2011...........  $11.21291    $11.24468        1,298
   01/01/2012 to 12/31/2012...........  $11.24468    $12.46242        2,036

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98828    $ 9.46681            0
   01/01/2007 to 12/31/2007...........  $ 9.46681    $11.08266          361
   01/01/2008 to 12/31/2008...........  $11.08266    $ 6.28024          359
   01/01/2009 to 12/31/2009...........  $ 6.28024    $ 7.59106          356
   01/01/2010 to 12/31/2010...........  $ 7.59106    $ 9.00349          354
   01/01/2011 to 04/29/2011...........  $ 9.00349    $10.10782            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99886    $10.34280          142
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10160    $ 5.58092            0
   01/01/2009 to 12/31/2009...........  $ 5.58092    $ 9.16472        6,710
   01/01/2010 to 12/31/2010...........  $ 9.16472    $11.05102        8,528
   01/01/2011 to 12/31/2011...........  $11.05102    $ 8.68925        5,769
   01/01/2012 to 12/31/2012...........  $ 8.68925    $10.10560        8,149
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98046    $10.18961            0
   01/01/2007 to 12/31/2007...........  $10.18961    $10.73144          949
   01/01/2008 to 12/31/2008...........  $10.73144    $10.70113          949
   01/01/2009 to 12/31/2009...........  $10.70113    $11.63293        6,773
   01/01/2010 to 12/31/2010...........  $11.63293    $11.91959        6,128
   01/01/2011 to 12/31/2011...........  $11.91959    $12.01948        8,223
   01/01/2012 to 12/31/2012...........  $12.01948    $12.40992        8,573
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97151    $10.32251           10
   01/01/2007 to 12/31/2007...........  $10.32251    $11.02500        1,768
   01/01/2008 to 12/31/2008...........  $11.02500    $10.62715       10,644
   01/01/2009 to 12/31/2009...........  $10.62715    $12.21232       42,026
   01/01/2010 to 12/31/2010...........  $12.21232    $12.97337       40,521
   01/01/2011 to 12/31/2011...........  $12.97337    $13.20107       28,962
   01/01/2012 to 12/31/2012...........  $13.20107    $14.23226       33,663
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.43612            0
   01/01/2007 to 12/31/2007...........  $10.43612    $11.18870            0
   01/01/2008 to 12/31/2008...........  $11.18870    $ 8.88414       54,577
   01/01/2009 to 12/31/2009...........  $ 8.88414    $10.51711      159,437
   01/01/2010 to 12/31/2010...........  $10.51711    $11.46848      161,031
   01/01/2011 to 12/31/2011...........  $11.46848    $11.42294      169,973
   01/01/2012 to 12/31/2012...........  $11.42294    $12.43370      171,166
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01878    $10.07541            0
   01/01/2012 to 12/31/2012...........  $10.07541    $10.64264            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95109    $10.75116            0
   01/01/2007 to 12/31/2007...........  $10.75116    $10.82276            0
   01/01/2008 to 12/31/2008...........  $10.82276    $ 6.54082            0
   01/01/2009 to 12/31/2009...........  $ 6.54082    $ 7.85814        2,454
   01/01/2010 to 12/31/2010...........  $ 7.85814    $ 8.91588        2,892
   01/01/2011 to 12/31/2011...........  $ 8.91588    $ 9.09691        2,833
   01/01/2012 to 12/31/2012...........  $ 9.09691    $10.65809        2,680
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99886    $ 8.91629            0
   01/01/2012 to 12/31/2012...........  $ 8.91629    $ 9.95006            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09935    $ 6.70999        9,753
   01/01/2009 to 12/31/2009...........  $ 6.70999    $ 8.39404        7,005
   01/01/2010 to 12/31/2010...........  $ 8.39404    $ 9.46543        6,321
   01/01/2011 to 12/31/2011...........  $ 9.46543    $ 9.11199        4,074
   01/01/2012 to 12/31/2012...........  $ 9.11199    $10.41506        7,813

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98461    $10.59158            0
   01/01/2007 to 12/31/2007...........  $10.59158    $11.37624            0
   01/01/2008 to 12/31/2008...........  $11.37624    $ 7.83184        6,219
   01/01/2009 to 12/31/2009...........  $ 7.83184    $ 9.84094        6,975
   01/01/2010 to 12/31/2010...........  $ 9.84094    $10.85151        7,250
   01/01/2011 to 12/31/2011...........  $10.85151    $10.34002        4,497
   01/01/2012 to 12/31/2012...........  $10.34002    $11.33275        4,957
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90534    $ 9.93176            0
   01/01/2007 to 12/31/2007...........  $ 9.93176    $10.49426          102
   01/01/2008 to 12/31/2008...........  $10.49426    $ 6.72712          102
   01/01/2009 to 12/31/2009...........  $ 6.72712    $ 8.88374        1,520
   01/01/2010 to 12/31/2010...........  $ 8.88374    $11.95171        1,347
   01/01/2011 to 12/31/2011...........  $11.95171    $11.67145        1,016
   01/01/2012 to 12/31/2012...........  $11.67145    $12.91159        1,369
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99268    $10.48229            0
   01/01/2007 to 12/31/2007...........  $10.48229    $ 9.75710          638
   01/01/2008 to 12/31/2008...........  $ 9.75710    $ 6.76281        1,955
   01/01/2009 to 12/31/2009...........  $ 6.76281    $ 8.47029        1,160
   01/01/2010 to 12/31/2010...........  $ 8.47029    $10.52464        1,090
   01/01/2011 to 12/31/2011...........  $10.52464    $ 9.75923        1,000
   01/01/2012 to 12/31/2012...........  $ 9.75923    $11.37220          940
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96839    $10.64974            0
   01/01/2007 to 12/31/2007...........  $10.64974    $11.16603            0
   01/01/2008 to 12/31/2008...........  $11.16603    $ 8.15489       32,044
   01/01/2009 to 12/31/2009...........  $ 8.15489    $ 9.98350       61,724
   01/01/2010 to 12/31/2010...........  $ 9.98350    $10.98144       62,743
   01/01/2011 to 12/31/2011...........  $10.98144    $11.04479       58,647
   01/01/2012 to 12/31/2012...........  $11.04479    $12.36223       59,817

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95070    $11.09185            0
   01/01/2007 to 12/31/2007...........  $11.09185    $10.54774          905
   01/01/2008 to 12/31/2008...........  $10.54774    $ 6.04510          904
   01/01/2009 to 12/31/2009...........  $ 6.04510    $ 7.38027            0
   01/01/2010 to 12/31/2010...........  $ 7.38027    $ 8.24231            0
   01/01/2011 to 12/31/2011...........  $ 8.24231    $ 7.99540            0
   01/01/2012 to 12/31/2012...........  $ 7.99540    $ 9.24505            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98986    $10.31732            0
   01/01/2007 to 12/31/2007...........  $10.31732    $11.15551          786
   01/01/2008 to 12/31/2008...........  $11.15551    $10.73356          773
   01/01/2009 to 12/31/2009...........  $10.73356    $11.86785        2,645
   01/01/2010 to 12/31/2010...........  $11.86785    $12.37625        3,000
   01/01/2011 to 12/31/2011...........  $12.37625    $12.70897        2,764
   01/01/2012 to 12/31/2012...........  $12.70897    $13.18832        2,688
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94038    $10.48656            0
   01/01/2007 to 12/31/2007...........  $10.48656    $11.19260          723
   01/01/2008 to 12/31/2008...........  $11.19260    $ 6.56015          712
   01/01/2009 to 12/31/2009...........  $ 6.56015    $ 9.92267          706
   01/01/2010 to 12/31/2010...........  $ 9.92267    $11.33288        1,205
   01/01/2011 to 12/31/2011...........  $11.33288    $10.98712        1,145
   01/01/2012 to 12/31/2012...........  $10.98712    $12.74035        1,140
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14771    $ 9.84667           32
   01/01/2007 to 12/31/2007...........  $ 9.84667    $13.64363        2,839
   01/01/2008 to 12/31/2008...........  $13.64363    $ 6.72943        6,601
   01/01/2009 to 12/31/2009...........  $ 6.72943    $ 9.91164       20,614
   01/01/2010 to 12/31/2010...........  $ 9.91164    $11.77419       19,219
   01/01/2011 to 12/31/2011...........  $11.77419    $ 9.87956       16,047
   01/01/2012 to 12/31/2012...........  $ 9.87956    $10.09538       18,121
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97095    $10.67206          202
   01/01/2007 to 12/31/2007...........  $10.67206    $11.52990       10,847
   01/01/2008 to 12/31/2008...........  $11.52990    $ 6.55782       19,285
   01/01/2009 to 12/31/2009...........  $ 6.55782    $ 8.30609       19,450
   01/01/2010 to 12/31/2010...........  $ 8.30609    $ 9.39036       19,587
   01/01/2011 to 12/31/2011...........  $ 9.39036    $ 8.94087       19,580
   01/01/2012 to 12/31/2012...........  $ 8.94087    $ 9.78785       18,836
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99886    $ 9.98290            0
   01/01/2008 to 12/31/2008...........  $ 9.98290    $ 9.33187            0
   01/01/2009 to 12/31/2009...........  $ 9.33187    $10.27330       19,186
   01/01/2010 to 12/31/2010...........  $10.27330    $10.92164       12,716
   01/01/2011 to 12/31/2011...........  $10.92164    $11.41989        9,672
   01/01/2012 to 12/31/2012...........  $11.41989    $12.14644       10,157
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07818    $ 6.65502       54,335
   01/01/2009 to 12/31/2009...........  $ 6.65502    $ 8.53634      126,822
   01/01/2010 to 12/31/2010...........  $ 8.53634    $ 9.28051      125,139
   01/01/2011 to 12/31/2011...........  $ 9.28051    $ 8.99963       97,470
   01/01/2012 to 09/21/2012...........  $ 8.99963    $10.10264            0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72335    $ 7.63028       267,837
   01/01/2009 to 12/31/2009...........  $ 7.63028    $ 9.34859     1,448,844
   01/01/2010 to 12/31/2010...........  $ 9.34859    $10.31243     1,890,984
   01/01/2011 to 12/31/2011...........  $10.31243    $ 9.89009     1,805,019
   01/01/2012 to 12/31/2012...........  $ 9.89009    $10.96824     2,011,007
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83756    $ 7.83651       410,795
   01/01/2009 to 12/31/2009...........  $ 7.83651    $ 9.74357     1,065,251
   01/01/2010 to 12/31/2010...........  $ 9.74357    $10.91538     1,244,044
   01/01/2011 to 12/31/2011...........  $10.91538    $10.76640     1,046,329
   01/01/2012 to 12/31/2012...........  $10.76640    $12.05491     1,172,164
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.07540    $ 6.98402         4,142
   01/01/2009 to 12/31/2009...........  $ 6.98402    $ 8.10380        72,171
   01/01/2010 to 12/31/2010...........  $ 8.10380    $ 9.08951        88,602
   01/01/2011 to 12/31/2011...........  $ 9.08951    $ 9.27515        81,629
   01/01/2012 to 05/04/2012...........  $ 9.27515    $10.08400             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80042    $ 7.93788       297,217
   01/01/2009 to 12/31/2009...........  $ 7.93788    $ 9.64261     2,080,381
   01/01/2010 to 12/31/2010...........  $ 9.64261    $10.66999     3,078,933
   01/01/2011 to 12/31/2011...........  $10.66999    $10.38471     2,664,033
   01/01/2012 to 12/31/2012...........  $10.38471    $11.50742     2,980,799
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 9.17771        27,571
   01/01/2012 to 12/31/2012...........  $ 9.17771    $10.11758        45,347
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.28356    $ 6.79217         2,459
   01/01/2009 to 12/31/2009...........  $ 6.79217    $ 7.91375         7,430
   01/01/2010 to 12/31/2010...........  $ 7.91375    $ 8.76694         8,147
   01/01/2011 to 12/31/2011...........  $ 8.76694    $ 8.59508        14,220
   01/01/2012 to 12/31/2012...........  $ 8.59508    $ 9.60272        23,969
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 9.40889             0
   01/01/2010 to 12/31/2010...........  $ 9.40889    $10.25033             0
   01/01/2011 to 12/31/2011...........  $10.25033    $11.07246             0
   01/01/2012 to 12/31/2012...........  $11.07246    $11.36301             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.07153           166
   01/01/2009 to 12/31/2009...........  $12.07153    $11.17358             0
   01/01/2010 to 12/31/2010...........  $11.17358    $12.23975             0
   01/01/2011 to 12/31/2011...........  $12.23975    $13.69665             0
   01/01/2012 to 12/31/2012...........  $13.69665    $14.26532             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.14063           456
   01/01/2009 to 12/31/2009...........  $12.14063    $11.04013         3,179
   01/01/2010 to 12/31/2010...........  $11.04013    $12.11276             0
   01/01/2011 to 12/31/2011...........  $12.11276    $13.84010             0
   01/01/2012 to 12/31/2012...........  $13.84010    $14.43421             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 8.81766             0
   01/01/2010 to 12/31/2010...........  $ 8.81766    $ 9.71629        29,400
   01/01/2011 to 12/31/2011...........  $ 9.71629    $11.36070         4,368
   01/01/2012 to 12/31/2012...........  $11.36070    $11.89987             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99837    $11.04436        11,735
   01/01/2011 to 12/31/2011...........  $11.04436    $13.09020        17,196
   01/01/2012 to 12/31/2012...........  $13.09020    $13.77270         2,638
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99878    $12.05974        16,287
   01/01/2012 to 12/31/2012...........  $12.05974    $12.57598        23,427
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99837    $10.43318        15,254
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70042    $ 7.35768       104,972
   01/01/2009 to 12/31/2009...........  $ 7.35768    $ 9.08512     1,391,280
   01/01/2010 to 12/31/2010...........  $ 9.08512    $10.14802     1,949,878
   01/01/2011 to 12/31/2011...........  $10.14802    $ 9.75559     1,552,211
   01/01/2012 to 12/31/2012...........  $ 9.75559    $10.93015     1,896,953
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08114    $ 7.35525         6,399
   01/01/2009 to 12/31/2009...........  $ 7.35525    $ 8.94137       710,037
   01/01/2010 to 12/31/2010...........  $ 8.94137    $ 9.85912       876,483
   01/01/2011 to 12/31/2011...........  $ 9.85912    $ 9.53718       753,640
   01/01/2012 to 12/31/2012...........  $ 9.53718    $10.36223       790,870
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.59840    $ 6.12347           488
   01/01/2009 to 12/31/2009...........  $ 6.12347    $ 7.95926        48,134
   01/01/2010 to 12/31/2010...........  $ 7.95926    $10.09166        49,938
   01/01/2011 to 12/31/2011...........  $10.09166    $10.59795        44,937
   01/01/2012 to 12/31/2012...........  $10.59795    $12.04361        56,589
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 7.94983    $ 7.77774             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.74117    $ 6.01124         2,171
   01/01/2009 to 12/31/2009...........  $ 6.01124    $ 7.85687        28,473
   01/01/2010 to 12/31/2010...........  $ 7.85687    $10.26015        34,068
   01/01/2011 to 12/31/2011...........  $10.26015    $ 8.78323        71,004
   01/01/2012 to 12/31/2012...........  $ 8.78323    $10.39032        75,080
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10365    $ 7.51563        10,741
   01/01/2009 to 12/31/2009...........  $ 7.51563    $ 8.97650        94,153
   01/01/2010 to 12/31/2010...........  $ 8.97650    $10.02218       105,837
   01/01/2011 to 12/31/2011...........  $10.02218    $ 9.63018        92,215
   01/01/2012 to 12/31/2012...........  $ 9.63018    $10.78143       140,503
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75357    $ 7.27517        69,413
   01/01/2009 to 12/31/2009...........  $ 7.27517    $ 8.87719       332,623
   01/01/2010 to 12/31/2010...........  $ 8.87719    $10.00230       474,324
   01/01/2011 to 12/31/2011...........  $10.00230    $ 9.70641       473,551
   01/01/2012 to 12/31/2012...........  $ 9.70641    $10.57978       538,274
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.55542    $ 6.61574        43,302
   01/01/2009 to 12/31/2009...........  $ 6.61574    $ 8.21100       649,862
   01/01/2010 to 12/31/2010...........  $ 8.21100    $ 9.62824     1,024,195
   01/01/2011 to 12/31/2011...........  $ 9.62824    $ 8.89662       618,018
   01/01/2012 to 12/31/2012...........  $ 8.89662    $ 9.89749       895,499

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99878    $ 7.47907         7,132
   01/01/2009 to 11/13/2009...........  $ 7.47907    $ 8.37764             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.76085     1,163,113
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17546    $ 6.11844             0
   01/01/2009 to 12/31/2009...........  $ 6.11844    $ 8.14381        25,045
   01/01/2010 to 12/31/2010...........  $ 8.14381    $ 9.64413        35,409
   01/01/2011 to 12/31/2011...........  $ 9.64413    $ 9.02305        27,948
   01/01/2012 to 12/31/2012...........  $ 9.02305    $11.27234        28,233
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.30860    $ 6.78433         3,944
   01/01/2009 to 12/31/2009...........  $ 6.78433    $ 9.98592        70,769
   01/01/2010 to 12/31/2010...........  $ 9.98592    $10.85057        99,315
   01/01/2011 to 12/31/2011...........  $10.85057    $10.26731        76,138
   01/01/2012 to 12/31/2012...........  $10.26731    $12.11480        86,030
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61253    $ 6.68664         7,508
   01/01/2009 to 12/31/2009...........  $ 6.68664    $ 7.85195        61,439
   01/01/2010 to 12/31/2010...........  $ 7.85195    $ 8.73274        90,040
   01/01/2011 to 12/31/2011...........  $ 8.73274    $ 8.12897        75,466
   01/01/2012 to 12/31/2012...........  $ 8.12897    $ 9.58378        85,828
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49471    $ 6.77623         8,178
   01/01/2009 to 12/31/2009...........  $ 6.77623    $10.48781        76,995
   01/01/2010 to 12/31/2010...........  $10.48781    $12.38123       102,984
   01/01/2011 to 12/31/2011...........  $12.38123    $11.83537        79,956
   01/01/2012 to 12/31/2012...........  $11.83537    $13.94732        85,009
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03366    $ 7.64561         2,423
   01/01/2009 to 12/31/2009...........  $ 7.64561    $ 9.55496        54,289
   01/01/2010 to 12/31/2010...........  $ 9.55496    $11.93357        60,770
   01/01/2011 to 12/31/2011...........  $11.93357    $11.91052        50,167
   01/01/2012 to 12/31/2012...........  $11.91052    $13.57541        59,955
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57290    $ 7.83540         2,299
   01/01/2009 to 12/31/2009...........  $ 7.83540    $10.46419        37,304
   01/01/2010 to 12/31/2010...........  $10.46419    $11.70145        43,867
   01/01/2011 to 12/31/2011...........  $11.70145    $11.89455        38,567
   01/01/2012 to 12/31/2012...........  $11.89455    $13.34449        42,065
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08932    $ 7.62474        22,897
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.26866       380,849
   01/01/2010 to 12/31/2010...........  $ 9.26866    $10.19072       594,281
   01/01/2011 to 12/31/2011...........  $10.19072    $ 9.98931       548,195
   01/01/2012 to 12/31/2012...........  $ 9.98931    $10.83837       606,880
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10512    $ 6.10680         5,941
   01/01/2009 to 12/31/2009...........  $ 6.10680    $ 8.13975        46,764
   01/01/2010 to 12/31/2010...........  $ 8.13975    $ 9.18212        64,939
   01/01/2011 to 12/31/2011...........  $ 9.18212    $ 7.87741        47,344
   01/01/2012 to 12/31/2012...........  $ 7.87741    $ 9.34153        56,168
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27851    $ 6.96767         4,797
   01/01/2009 to 12/31/2009...........  $ 6.96767    $ 8.95840        40,435
   01/01/2010 to 12/31/2010...........  $ 8.95840    $ 9.80419        48,810
   01/01/2011 to 12/31/2011...........  $ 9.80419    $ 8.44724        38,002
   01/01/2012 to 12/31/2012...........  $ 8.44724    $ 9.71020        36,457
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99878    $10.74996       937,888
   01/01/2009 to 12/31/2009...........  $10.74996    $11.78825       242,698
   01/01/2010 to 12/31/2010...........  $11.78825    $12.86966        68,454
   01/01/2011 to 12/31/2011...........  $12.86966    $14.25768     2,555,474
   01/01/2012 to 12/31/2012...........  $14.25768    $15.36736       810,277

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11184    $ 7.14813        7,915
   01/01/2009 to 12/31/2009...........  $ 7.14813    $ 8.92055      202,187
   01/01/2010 to 12/31/2010...........  $ 8.92055    $10.00306      337,015
   01/01/2011 to 12/31/2011...........  $10.00306    $ 9.79933      273,284
   01/01/2012 to 12/31/2012...........  $ 9.79933    $10.96573      428,350
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85474    $ 8.60156      192,421
   01/01/2009 to 12/31/2009...........  $ 8.60156    $10.34049      560,319
   01/01/2010 to 12/31/2010...........  $10.34049    $10.93339      630,666
   01/01/2011 to 12/31/2011...........  $10.93339    $10.79715      543,294
   01/01/2012 to 12/31/2012...........  $10.79715    $11.77764      617,500
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08417    $10.29296          207
   01/01/2010 to 12/31/2010...........  $10.29296    $11.28842        7,330
   01/01/2011 to 12/31/2011...........  $11.28842    $11.19543        9,235
   01/01/2012 to 12/31/2012...........  $11.19543    $12.70486       14,407
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14555    $10.30277        2,881
   01/01/2010 to 12/31/2010...........  $10.30277    $11.54366        7,672
   01/01/2011 to 12/31/2011...........  $11.54366    $10.70544        4,788
   01/01/2012 to 12/31/2012...........  $10.70544    $11.94282        8,098
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37741    $ 6.59757        6,402
   01/01/2009 to 12/31/2009...........  $ 6.59757    $ 8.83238      122,682
   01/01/2010 to 12/31/2010...........  $ 8.83238    $ 9.32582      180,517
   01/01/2011 to 12/31/2011...........  $ 9.32582    $ 8.34746      148,594
   01/01/2012 to 12/31/2012...........  $ 8.34746    $10.02572      165,959
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97191    $ 6.07526        3,266
   01/01/2009 to 12/31/2009...........  $ 6.07526    $ 7.14882       25,743
   01/01/2010 to 12/31/2010...........  $ 7.14882    $ 7.97004       23,706
   01/01/2011 to 12/31/2011...........  $ 7.97004    $ 7.52387       15,875
   01/01/2012 to 12/31/2012...........  $ 7.52387    $ 8.66421       19,520
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72819    $ 8.29284        4,561
   01/01/2009 to 12/31/2009...........  $ 8.29284    $10.99748       69,598
   01/01/2010 to 12/31/2010...........  $10.99748    $12.28850       80,048
   01/01/2011 to 12/31/2011...........  $12.28850    $13.33842      101,190
   01/01/2012 to 12/31/2012...........  $13.33842    $13.92024      160,553
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42496    $ 6.43168       14,029
   01/01/2009 to 12/31/2009...........  $ 6.43168    $ 8.22245      110,045
   01/01/2010 to 12/31/2010...........  $ 8.22245    $ 9.70112      123,126
   01/01/2011 to 12/31/2011...........  $ 9.70112    $ 9.47069       96,535
   01/01/2012 to 12/31/2012...........  $ 9.47069    $10.47506      107,212
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93868    $ 7.79348          450
   01/01/2009 to 12/31/2009...........  $ 7.79348    $10.09751       37,756
   01/01/2010 to 12/31/2010...........  $10.09751    $11.14683       52,527
   01/01/2011 to 12/31/2011...........  $11.14683    $10.63837       44,621
   01/01/2012 to 12/31/2012...........  $10.63837    $12.89979       46,265
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.77734    $ 7.39900          924
   01/01/2009 to 12/31/2009...........  $ 7.39900    $ 9.06133       23,462
   01/01/2010 to 12/31/2010...........  $ 9.06133    $10.06879       30,167
   01/01/2011 to 12/31/2011...........  $10.06879    $ 9.86114       21,142
   01/01/2012 to 12/31/2012...........  $ 9.86114    $11.37499       25,706
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99878    $10.20344            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.76425    $ 6.42811         1,781
   01/01/2009 to 12/31/2009...........  $ 6.42811    $ 8.79579        36,001
   01/01/2010 to 12/31/2010...........  $ 8.79579    $10.71178        40,534
   01/01/2011 to 12/31/2011...........  $10.71178    $10.18940        34,567
   01/01/2012 to 12/31/2012...........  $10.18940    $11.88679        37,133
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.58626    $10.66843        98,329
   01/01/2009 to 12/31/2009...........  $10.66843    $10.53641       165,957
   01/01/2010 to 12/31/2010...........  $10.53641    $10.38330       153,374
   01/01/2011 to 12/31/2011...........  $10.38330    $10.23237       216,266
   01/01/2012 to 12/31/2012...........  $10.23237    $10.08177       118,514
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.38007    $ 5.88237         4,751
   01/01/2009 to 12/31/2009...........  $ 5.88237    $ 8.15096        47,142
   01/01/2010 to 12/31/2010...........  $ 8.15096    $ 9.91264        61,138
   01/01/2011 to 12/31/2011...........  $ 9.91264    $ 9.52368        44,631
   01/01/2012 to 12/31/2012...........  $ 9.52368    $10.98985        61,378
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02869    $10.07378             0
   01/01/2012 to 12/31/2012...........  $10.07378    $10.40835        11,252
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85566    $ 6.88496         1,416
   01/01/2009 to 12/31/2009...........  $ 6.88496    $ 8.80389        30,700
   01/01/2010 to 12/31/2010...........  $ 8.80389    $11.16124        41,167
   01/01/2011 to 12/31/2011...........  $11.16124    $11.18202        31,495
   01/01/2012 to 12/31/2012...........  $11.18202    $12.38071        42,754
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.60826    $ 6.26360             0
   01/01/2009 to 12/31/2009...........  $ 6.26360    $ 7.56354        58,111
   01/01/2010 to 12/31/2010...........  $ 7.56354    $ 8.96219        69,168
   01/01/2011 to 04/29/2011...........  $ 8.96219    $10.05822             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.33587        92,540
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10152    $ 5.57838           676
   01/01/2009 to 12/31/2009...........  $ 5.57838    $ 9.15161        95,127
   01/01/2010 to 12/31/2010...........  $ 9.15161    $11.02430       157,294
   01/01/2011 to 12/31/2011...........  $11.02430    $ 8.65975       107,754
   01/01/2012 to 12/31/2012...........  $ 8.65975    $10.06126       119,803
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01241    $10.67302        12,467
   01/01/2009 to 12/31/2009...........  $10.67302    $11.59095        65,950
   01/01/2010 to 12/31/2010...........  $11.59095    $11.86479       101,552
   01/01/2011 to 12/31/2011...........  $11.86479    $11.95240        88,543
   01/01/2012 to 12/31/2012...........  $11.95240    $12.32842        84,235
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.29409    $10.59906        59,422
   01/01/2009 to 12/31/2009...........  $10.59906    $12.16820       657,223
   01/01/2010 to 12/31/2010...........  $12.16820    $12.91362       882,950
   01/01/2011 to 12/31/2011...........  $12.91362    $13.12736       762,990
   01/01/2012 to 12/31/2012...........  $13.12736    $14.13877       804,965
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.92996    $ 8.86059       102,585
   01/01/2009 to 12/31/2009...........  $ 8.86059    $10.47883     1,259,108
   01/01/2010 to 12/31/2010...........  $10.47883    $11.41546     1,554,207
   01/01/2011 to 12/31/2011...........  $11.41546    $11.35900     1,466,171
   01/01/2012 to 12/31/2012...........  $11.35900    $12.35189     1,484,014
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01870    $10.07372             0
   01/01/2012 to 12/31/2012...........  $10.07372    $10.63032        26,521

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.94163    $ 6.52358         8,068
   01/01/2009 to 12/31/2009...........  $ 6.52358    $ 7.82975        14,358
   01/01/2010 to 12/31/2010...........  $ 7.82975    $ 8.87493        17,621
   01/01/2011 to 12/31/2011...........  $ 8.87493    $ 9.04620        19,617
   01/01/2012 to 12/31/2012...........  $ 9.04620    $10.58828        18,611
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 8.91039             0
   01/01/2012 to 12/31/2012...........  $ 8.91039    $ 9.93353             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09932    $ 6.70558        31,267
   01/01/2009 to 12/31/2009...........  $ 6.70558    $ 8.38031       510,348
   01/01/2010 to 12/31/2010...........  $ 8.38031    $ 9.44069       604,808
   01/01/2011 to 12/31/2011...........  $ 9.44069    $ 9.07919       441,577
   01/01/2012 to 12/31/2012...........  $ 9.07919    $10.36728       645,075
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72987    $ 7.81125        38,731
   01/01/2009 to 12/31/2009...........  $ 7.81125    $ 9.80559       324,820
   01/01/2010 to 12/31/2010...........  $ 9.80559    $10.80184       483,337
   01/01/2011 to 12/31/2011...........  $10.80184    $10.28267       415,490
   01/01/2012 to 12/31/2012...........  $10.28267    $11.25882       450,693
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.39601    $ 6.70943           705
   01/01/2009 to 12/31/2009...........  $ 6.70943    $ 8.85160        23,551
   01/01/2010 to 12/31/2010...........  $ 8.85160    $11.89669        26,640
   01/01/2011 to 12/31/2011...........  $11.89669    $11.60630        22,741
   01/01/2012 to 12/31/2012...........  $11.60630    $12.82686        25,195
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.06784    $ 6.74497         4,783
   01/01/2009 to 12/31/2009...........  $ 6.74497    $ 8.43952        13,998
   01/01/2010 to 12/31/2010...........  $ 8.43952    $10.47614        15,772
   01/01/2011 to 12/31/2011...........  $10.47614    $ 9.70463        12,494
   01/01/2012 to 12/31/2012...........  $ 9.70463    $11.29733        16,198
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.62909    $ 8.13342       143,354
   01/01/2009 to 12/31/2009...........  $ 8.13342    $ 9.94750     1,082,792
   01/01/2010 to 12/31/2010...........  $ 9.94750    $10.93099     1,384,417
   01/01/2011 to 12/31/2011...........  $10.93099    $10.98328     1,295,890
   01/01/2012 to 12/31/2012...........  $10.98328    $12.28116     1,450,252

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82392    $ 6.02931         3,209
   01/01/2009 to 12/31/2009...........  $ 6.02931    $ 7.35383        93,406
   01/01/2010 to 12/31/2010...........  $ 7.35383    $ 8.20464       135,622
   01/01/2011 to 12/31/2011...........  $ 8.20464    $ 7.95100        98,896
   01/01/2012 to 12/31/2012...........  $ 7.95100    $ 9.18471       115,707
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.40359    $10.70540        24,075
   01/01/2009 to 12/31/2009...........  $10.70540    $11.82496        52,543
   01/01/2010 to 12/31/2010...........  $11.82496    $12.31945        62,326
   01/01/2011 to 12/31/2011...........  $12.31945    $12.63813        51,326
   01/01/2012 to 12/31/2012...........  $12.63813    $13.10183        57,437
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97292    $ 6.54278           426
   01/01/2009 to 12/31/2009...........  $ 6.54278    $ 9.88646        78,202
   01/01/2010 to 12/31/2010...........  $ 9.88646    $11.28037       103,537
   01/01/2011 to 12/31/2011...........  $11.28037    $10.92552        83,454
   01/01/2012 to 12/31/2012...........  $10.92552    $12.65642        98,220
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.26755    $ 6.71168         9,644
   01/01/2009 to 12/31/2009...........  $ 6.71168    $ 9.87571        98,844
   01/01/2010 to 12/31/2010...........  $ 9.87571    $11.71991       142,687
   01/01/2011 to 12/31/2011...........  $11.71991    $ 9.82426       114,165
   01/01/2012 to 12/31/2012...........  $ 9.82426    $10.02894       123,872
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.44830    $ 6.54040         1,591
   01/01/2009 to 12/31/2009...........  $ 6.54040    $ 8.27579       106,324
   01/01/2010 to 12/31/2010...........  $ 8.27579    $ 9.34687       123,298
   01/01/2011 to 12/31/2011...........  $ 9.34687    $ 8.89064       111,031
   01/01/2012 to 12/31/2012...........  $ 8.89064    $ 9.72324       126,697
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23951    $ 9.32157         6,113
   01/01/2009 to 12/31/2009...........  $ 9.32157    $10.25191       176,679
   01/01/2010 to 12/31/2010...........  $10.25191    $10.88804       214,187
   01/01/2011 to 12/31/2011...........  $10.88804    $11.37369       215,118
   01/01/2012 to 12/31/2012...........  $11.37369    $12.08535       268,390
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07816    $ 6.65060       189,020
   01/01/2009 to 12/31/2009...........  $ 6.65060    $ 8.52218     1,040,630
   01/01/2010 to 12/31/2010...........  $ 8.52218    $ 9.25603     1,340,982
   01/01/2011 to 12/31/2011...........  $ 9.25603    $ 8.96715     1,014,326
   01/01/2012 to 09/21/2012...........  $ 8.96715    $10.05889             0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.55%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.62935    $ 9.33172     2,150,966
   01/01/2010 to 12/31/2010...........  $ 9.33172    $10.28882     2,575,846
   01/01/2011 to 12/31/2011...........  $10.28882    $ 9.86254     2,101,519
   01/01/2012 to 12/31/2012...........  $ 9.86254    $10.93232     2,489,866
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.83518    $ 9.72595       713,971
   01/01/2010 to 12/31/2010...........  $ 9.72595    $10.89021       874,964
   01/01/2011 to 12/31/2011...........  $10.89021    $10.73628       804,478
   01/01/2012 to 12/31/2012...........  $10.73628    $12.01516       951,885
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.51646    $ 8.08917        43,136
   01/01/2010 to 12/31/2010...........  $ 8.08917    $ 9.06867        66,566
   01/01/2011 to 12/31/2011...........  $ 9.06867    $ 9.24936        62,514
   01/01/2012 to 05/04/2012...........  $ 9.24936    $10.05431             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.98281    $ 9.62505     3,063,742
   01/01/2010 to 12/31/2010...........  $ 9.62505    $10.64526     3,682,992
   01/01/2011 to 12/31/2011...........  $10.64526    $10.35559     3,322,498
   01/01/2012 to 12/31/2012...........  $10.35559    $11.46953     3,882,270
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99874    $ 9.17470        12,347
   01/01/2012 to 12/31/2012...........  $ 9.17470    $10.10920        31,405
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.23009    $ 7.89930        47,189
   01/01/2010 to 12/31/2010...........  $ 7.89930    $ 8.74662        42,445
   01/01/2011 to 12/31/2011...........  $ 8.74662    $ 8.57090        37,974
   01/01/2012 to 12/31/2012...........  $ 8.57090    $ 9.57090        40,666

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.69045    $ 9.40418             0
   01/01/2010 to 12/31/2010...........  $ 9.40418    $10.24014             0
   01/01/2011 to 12/31/2011...........  $10.24014    $11.05603             0
   01/01/2012 to 12/31/2012...........  $11.05603    $11.34037             0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.40647    $11.16301             0
   01/01/2010 to 12/31/2010...........  $11.16301    $12.22219             0
   01/01/2011 to 12/31/2011...........  $12.22219    $13.67021             0
   01/01/2012 to 12/31/2012...........  $13.67021    $14.23076             0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.36722    $11.02965             0
   01/01/2010 to 12/31/2010...........  $11.02965    $12.09526             0
   01/01/2011 to 12/31/2011...........  $12.09526    $13.81329             0
   01/01/2012 to 12/31/2012...........  $13.81329    $14.39921             0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.38208    $ 8.81338             0
   01/01/2010 to 12/31/2010...........  $ 8.81338    $ 9.70680             0
   01/01/2011 to 12/31/2011...........  $ 9.70680    $11.34394             0
   01/01/2012 to 12/31/2012...........  $11.34394    $11.87650             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99831    $11.03896             0
   01/01/2011 to 12/31/2011...........  $11.03896    $13.07738             0
   01/01/2012 to 12/31/2012...........  $13.07738    $13.75242             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99874    $12.05391             0
   01/01/2012 to 12/31/2012...........  $12.05391    $12.56371             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99832    $10.42787             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.36809    $ 9.06844     2,083,500
   01/01/2010 to 12/31/2010...........  $ 9.06844    $10.12452     2,802,840
   01/01/2011 to 12/31/2011...........  $10.12452    $ 9.72831     2,138,495
   01/01/2012 to 12/31/2012...........  $ 9.72831    $10.89425     2,637,947
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.48617    $ 8.93400       536,030
   01/01/2010 to 12/31/2010...........  $ 8.93400    $ 9.84613       831,731
   01/01/2011 to 12/31/2011...........  $ 9.84613    $ 9.51998       730,250
   01/01/2012 to 12/31/2012...........  $ 9.51998    $10.33838       890,396

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.24469    $ 7.94483        16,815
   01/01/2010 to 12/31/2010...........  $ 7.94483    $10.06834        44,201
   01/01/2011 to 12/31/2011...........  $10.06834    $10.56835        39,921
   01/01/2012 to 12/31/2012...........  $10.56835    $12.00411        46,945
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.00647    $ 7.84248        57,873
   01/01/2010 to 12/31/2010...........  $ 7.84248    $10.23628        43,370
   01/01/2011 to 12/31/2011...........  $10.23628    $ 8.75847        77,555
   01/01/2012 to 12/31/2012...........  $ 8.75847    $10.35593       108,841
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.48516    $ 8.96936       223,011
   01/01/2010 to 12/31/2010...........  $ 8.96936    $10.00929       273,406
   01/01/2011 to 12/31/2011...........  $10.00929    $ 9.61303       223,829
   01/01/2012 to 12/31/2012...........  $ 9.61303    $10.75680       380,020
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.18902    $ 8.86111     1,105,631
   01/01/2010 to 12/31/2010...........  $ 8.86111    $ 9.97923     1,387,358
   01/01/2011 to 12/31/2011...........  $ 9.97923    $ 9.67928     1,202,340
   01/01/2012 to 12/31/2012...........  $ 9.67928    $10.54500     1,175,200
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.70740    $ 8.19609       646,698
   01/01/2010 to 12/31/2010...........  $ 8.19609    $ 9.60610       804,993
   01/01/2011 to 12/31/2011...........  $ 9.60610    $ 8.87180       574,380
   01/01/2012 to 12/31/2012...........  $ 8.87180    $ 9.86507       824,290
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99874    $10.75732       878,502
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.73661    $ 8.13797        17,240
   01/01/2010 to 12/31/2010...........  $ 8.13797    $ 9.63255        32,735
   01/01/2011 to 12/31/2011...........  $ 9.63255    $ 9.00776        26,134
   01/01/2012 to 12/31/2012...........  $ 9.00776    $11.24753        38,666
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77091    $ 9.96770       154,802
   01/01/2010 to 12/31/2010...........  $ 9.96770    $10.82533       158,834
   01/01/2011 to 12/31/2011...........  $10.82533    $10.23845       111,586
   01/01/2012 to 12/31/2012...........  $10.23845    $12.07463       130,549

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.47809    $ 7.83769        57,631
   01/01/2010 to 12/31/2010...........  $ 7.83769    $ 8.71263        77,727
   01/01/2011 to 12/31/2011...........  $ 8.71263    $ 8.10638        66,996
   01/01/2012 to 12/31/2012...........  $ 8.10638    $ 9.55241        82,548
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.78103    $10.46870       142,166
   01/01/2010 to 12/31/2010...........  $10.46870    $12.35275       135,150
   01/01/2011 to 12/31/2011...........  $12.35275    $11.80230        98,379
   01/01/2012 to 12/31/2012...........  $11.80230    $13.90165       133,595
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42095    $ 9.54810        73,435
   01/01/2010 to 12/31/2010...........  $ 9.54810    $11.91907        79,799
   01/01/2011 to 12/31/2011...........  $11.91907    $11.89024        58,242
   01/01/2012 to 12/31/2012...........  $11.89024    $13.54566        77,494
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.32897    $10.44540        70,653
   01/01/2010 to 12/31/2010...........  $10.44540    $11.67447       101,020
   01/01/2011 to 12/31/2011...........  $11.67447    $11.86124        82,294
   01/01/2012 to 12/31/2012...........  $11.86124    $13.30052        94,302
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.79957    $ 9.26113       812,786
   01/01/2010 to 12/31/2010...........  $ 9.26113    $10.17744     1,042,665
   01/01/2011 to 12/31/2011...........  $10.17744    $ 9.97148       985,917
   01/01/2012 to 12/31/2012...........  $ 9.97148    $10.81372     1,086,829
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.18704    $ 8.12488        54,223
   01/01/2010 to 12/31/2010...........  $ 8.12488    $ 9.16080        53,039
   01/01/2011 to 12/31/2011...........  $ 9.16080    $ 7.85528        48,202
   01/01/2012 to 12/31/2012...........  $ 7.85528    $ 9.31060        56,081
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.87958    $ 8.94211        52,523
   01/01/2010 to 12/31/2010...........  $ 8.94211    $ 9.78154        50,490
   01/01/2011 to 12/31/2011...........  $ 9.78154    $ 8.42354        41,000
   01/01/2012 to 12/31/2012...........  $ 8.42354    $ 9.67819        51,018
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.79830    $11.77700       559,979
   01/01/2010 to 12/31/2010...........  $11.77700    $12.85096       264,802
   01/01/2011 to 12/31/2011...........  $12.85096    $14.22998     3,254,638
   01/01/2012 to 12/31/2012...........  $14.22998    $15.32995     1,151,622

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28019    $ 8.91307      373,383
   01/01/2010 to 12/31/2010...........  $ 8.91307    $ 9.98987      513,492
   01/01/2011 to 12/31/2011...........  $ 9.98987    $ 9.78156      407,142
   01/01/2012 to 12/31/2012...........  $ 9.78156    $10.94038      579,678
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.88465    $10.32164      780,192
   01/01/2010 to 12/31/2010...........  $10.32164    $10.90809      784,859
   01/01/2011 to 12/31/2011...........  $10.90809    $10.76681      646,095
   01/01/2012 to 12/31/2012...........  $10.76681    $11.73884      765,793
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08412    $10.29227          919
   01/01/2010 to 12/31/2010...........  $10.29227    $11.28218        4,167
   01/01/2011 to 12/31/2011...........  $11.28218    $11.18383        4,148
   01/01/2012 to 12/31/2012...........  $11.18383    $12.68552       10,437
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14551    $10.30208        1,196
   01/01/2010 to 12/31/2010...........  $10.30208    $11.53709        8,663
   01/01/2011 to 12/31/2011...........  $11.53709    $10.69415        8,707
   01/01/2012 to 12/31/2012...........  $10.69415    $11.92429        8,283
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.54645    $ 8.81640      115,193
   01/01/2010 to 12/31/2010...........  $ 8.81640    $ 9.30432      194,754
   01/01/2011 to 12/31/2011...........  $ 9.30432    $ 8.32407      147,972
   01/01/2012 to 12/31/2012...........  $ 8.32407    $ 9.99280      169,924
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.61843    $ 7.13569       74,352
   01/01/2010 to 12/31/2010...........  $ 7.13569    $ 7.95146       75,923
   01/01/2011 to 12/31/2011...........  $ 7.95146    $ 7.50265       55,100
   01/01/2012 to 12/31/2012...........  $ 7.50265    $ 8.63555       68,452
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.08159    $10.97774       42,694
   01/01/2010 to 12/31/2010...........  $10.97774    $12.26034       61,460
   01/01/2011 to 12/31/2011...........  $12.26034    $13.30142       62,136
   01/01/2012 to 12/31/2012...........  $13.30142    $13.87485       96,609
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.43574    $ 8.20734      141,702
   01/01/2010 to 12/31/2010...........  $ 8.20734    $ 9.67845      178,562
   01/01/2011 to 12/31/2011...........  $ 9.67845    $ 9.44386      140,635
   01/01/2012 to 12/31/2012...........  $ 9.44386    $10.44016      169,368

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.56796    $10.07929       55,620
   01/01/2010 to 12/31/2010...........  $10.07929    $11.12120       75,614
   01/01/2011 to 12/31/2011...........  $11.12120    $10.60861       66,359
   01/01/2012 to 12/31/2012...........  $10.60861    $12.85735       67,795
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43687    $ 9.04493       36,854
   01/01/2010 to 12/31/2010...........  $ 9.04493    $10.04560       45,607
   01/01/2011 to 12/31/2011...........  $10.04560    $ 9.83366       30,153
   01/01/2012 to 12/31/2012...........  $ 9.83366    $11.33774       41,551
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99874    $10.20155            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.60199    $ 8.77984       46,606
   01/01/2010 to 12/31/2010...........  $ 8.77984    $10.68701       61,888
   01/01/2011 to 12/31/2011...........  $10.68701    $10.16087       48,135
   01/01/2012 to 12/31/2012...........  $10.16087    $11.84769       37,541
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.61957    $10.51751      211,045
   01/01/2010 to 12/31/2010...........  $10.51751    $10.35969      214,120
   01/01/2011 to 12/31/2011...........  $10.35969    $10.20379      253,055
   01/01/2012 to 12/31/2012...........  $10.20379    $10.04893      207,762
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.98691    $ 8.13599       58,958
   01/01/2010 to 12/31/2010...........  $ 8.13599    $ 9.88948       87,635
   01/01/2011 to 12/31/2011...........  $ 9.88948    $ 9.49682       61,938
   01/01/2012 to 12/31/2012...........  $ 9.49682    $10.95341       75,072
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02865    $10.07295            0
   01/01/2012 to 12/31/2012...........  $10.07295    $10.40226        1,214
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06533    $ 8.78786       59,462
   01/01/2010 to 12/31/2010...........  $ 8.78786    $11.13543       85,266
   01/01/2011 to 12/31/2011...........  $11.13543    $11.15065       65,249
   01/01/2012 to 12/31/2012...........  $11.15065    $12.33993       59,564
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19289    $ 7.54954       50,286
   01/01/2010 to 12/31/2010...........  $ 7.54954    $ 8.94111       91,105
   01/01/2011 to 04/29/2011...........  $ 8.94111    $10.03294            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99874    $10.33248        72,273
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19150    $ 9.14495        96,285
   01/01/2010 to 12/31/2010...........  $ 9.14495    $11.01080       178,201
   01/01/2011 to 12/31/2011...........  $11.01080    $ 8.64490       127,900
   01/01/2012 to 12/31/2012...........  $ 8.64490    $10.03905       170,398
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.98561    $11.56999        63,137
   01/01/2010 to 12/31/2010...........  $11.56999    $11.83776        74,666
   01/01/2011 to 12/31/2011...........  $11.83776    $11.91937        67,893
   01/01/2012 to 12/31/2012...........  $11.91937    $12.28836        88,368
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.93175    $12.14622       586,106
   01/01/2010 to 12/31/2010...........  $12.14622    $12.88400       825,811
   01/01/2011 to 12/31/2011...........  $12.88400    $13.09095       687,328
   01/01/2012 to 12/31/2012...........  $13.09095    $14.09248       797,218
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.99736    $10.45993     1,594,790
   01/01/2010 to 12/31/2010...........  $10.45993    $11.38917     1,966,370
   01/01/2011 to 12/31/2011...........  $11.38917    $11.32728     1,970,053
   01/01/2012 to 12/31/2012...........  $11.32728    $12.31131     2,050,090
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01866    $10.07285           229
   01/01/2012 to 12/31/2012...........  $10.07285    $10.62414        14,677
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.12722    $ 7.81555        32,499
   01/01/2010 to 12/31/2010...........  $ 7.81555    $ 8.85453        48,270
   01/01/2011 to 12/31/2011...........  $ 8.85453    $ 9.02103        30,829
   01/01/2012 to 12/31/2012...........  $ 9.02103    $10.55351        36,633
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99874    $ 8.90747             0
   01/01/2012 to 12/31/2012...........  $ 8.90747    $ 9.92541             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.79435    $ 8.37330       370,215
   01/01/2010 to 12/31/2010...........  $ 8.37330    $ 9.42811       570,272
   01/01/2011 to 12/31/2011...........  $ 9.42811    $ 9.06262       409,360
   01/01/2012 to 12/31/2012...........  $ 9.06262    $10.34330       595,387

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.93733    $ 9.78770       406,471
   01/01/2010 to 12/31/2010...........  $ 9.78770    $10.77678       658,939
   01/01/2011 to 12/31/2011...........  $10.77678    $10.25384       567,859
   01/01/2012 to 12/31/2012...........  $10.25384    $11.22172       694,897
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.70796    $ 8.83559        27,085
   01/01/2010 to 12/31/2010...........  $ 8.83559    $11.86932        54,733
   01/01/2011 to 12/31/2011...........  $11.86932    $11.57388        49,803
   01/01/2012 to 12/31/2012...........  $11.57388    $12.78458        48,474
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.46967    $ 8.42432        63,865
   01/01/2010 to 12/31/2010...........  $ 8.42432    $10.45223        66,125
   01/01/2011 to 12/31/2011...........  $10.45223    $ 9.67773        66,105
   01/01/2012 to 12/31/2012...........  $ 9.67773    $11.26057        71,613
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.17622    $ 9.92935     1,629,869
   01/01/2010 to 12/31/2010...........  $ 9.92935    $10.90571     2,057,043
   01/01/2011 to 12/31/2011...........  $10.90571    $10.95260     1,802,519
   01/01/2012 to 12/31/2012...........  $10.95260    $12.24090     2,161,067
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.72417    $ 7.34030        79,459
   01/01/2010 to 12/31/2010...........  $ 7.34030    $ 8.18554       107,239
   01/01/2011 to 12/31/2011...........  $ 8.18554    $ 7.92860        83,027
   01/01/2012 to 12/31/2012...........  $ 7.92860    $ 9.15434       100,191
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.60843    $11.80367        41,934
   01/01/2010 to 12/31/2010...........  $11.80367    $12.29119        73,954
   01/01/2011 to 12/31/2011...........  $12.29119    $12.60300        85,891
   01/01/2012 to 12/31/2012...........  $12.60300    $13.05891       105,085
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.46143    $ 9.86862        92,324
   01/01/2010 to 12/31/2010...........  $ 9.86862    $11.25440       131,302
   01/01/2011 to 12/31/2011...........  $11.25440    $10.89495       102,940
   01/01/2012 to 12/31/2012...........  $10.89495    $12.61485       127,224
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.35538    $ 9.85783       220,418
   01/01/2010 to 12/31/2010...........  $ 9.85783    $11.69296       312,377
   01/01/2011 to 12/31/2011...........  $11.69296    $ 9.79692       228,194
   01/01/2012 to 12/31/2012...........  $ 9.79692    $ 9.99607       277,911

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.48836    $ 8.26091       194,411
   01/01/2010 to 12/31/2010...........  $ 8.26091    $ 9.32545       210,936
   01/01/2011 to 12/31/2011...........  $ 9.32545    $ 8.86601       185,422
   01/01/2012 to 12/31/2012...........  $ 8.86601    $ 9.69157       202,525
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.47485    $10.24119       133,103
   01/01/2010 to 12/31/2010...........  $10.24119    $10.87128       225,008
   01/01/2011 to 12/31/2011...........  $10.87128    $11.35046       181,115
   01/01/2012 to 12/31/2012...........  $11.35046    $12.05471       249,232
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.66160    $ 8.51531       709,795
   01/01/2010 to 12/31/2010...........  $ 8.51531    $ 9.24408     1,005,878
   01/01/2011 to 12/31/2011...........  $ 9.24408    $ 8.95108       725,217
   01/01/2012 to 09/21/2012...........  $ 8.95108    $10.03722             0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY OR HAV
                      AND HD GRO OR HD GRO 60 BPS (1.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251      296,477
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443      600,202
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029      690,422
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448      799,056
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462      806,904
   01/01/2011 to 12/31/2011...........  $10.19462    $ 9.75312      722,709
   01/01/2012 to 12/31/2012...........  $ 9.75312    $10.78971      726,773
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624          986
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462       83,485
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498      220,600
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571      369,600
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033      438,441
   01/01/2011 to 12/31/2011...........  $10.79033    $10.61693      400,750
   01/01/2012 to 12/31/2012...........  $10.61693    $11.85825      422,294
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064            0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865          782
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814          781
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080        6,085
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        6,133
   01/01/2011 to 12/31/2011...........  $ 8.98555    $ 9.14661        8,346
   01/01/2012 to 05/04/2012...........  $ 9.14661    $ 9.93586            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       17,026
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387       62,593
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566      294,740
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557      575,103
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773      604,407
   01/01/2011 to 12/31/2011...........  $10.54773    $10.24057      536,225
   01/01/2012 to 12/31/2012...........  $10.24057    $11.31975      569,835

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 9.16255            0
   01/01/2012 to 12/31/2012...........  $ 9.16255    $10.07596            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318           57
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037          339
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756        6,172
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238        1,223
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644          330
   01/01/2011 to 12/31/2011...........  $ 8.66644    $ 8.47561          539
   01/01/2012 to 12/31/2012...........  $ 8.47561    $ 9.44585        2,305
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572            0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992            0
   01/01/2011 to 12/31/2011...........  $10.19992    $10.99092            0
   01/01/2012 to 12/31/2012...........  $10.99092    $11.25150            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396            0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056            0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179            0
   01/01/2011 to 12/31/2011...........  $12.15179    $13.56492            0
   01/01/2012 to 12/31/2012...........  $13.56492    $14.09333            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286            0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780            0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578            0
   01/01/2011 to 12/31/2011...........  $12.02578    $13.70693            0
   01/01/2012 to 12/31/2012...........  $13.70693    $14.26024            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604            0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876        1,486
   01/01/2011 to 12/31/2011...........  $ 9.66876    $11.27734            0
   01/01/2012 to 12/31/2012...........  $11.27734    $11.78346            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729        6,259
   01/01/2011 to 12/31/2011...........  $11.01729    $13.02623       23,762
   01/01/2012 to 12/31/2012...........  $13.02623    $13.67162       11,015
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99857    $12.03025       34,654
   01/01/2012 to 12/31/2012...........  $12.03025    $12.51433       33,539

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99810    $10.40740        3,259
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086      109,873
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120      334,352
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917      337,787
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313      451,541
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170      499,833
   01/01/2011 to 12/31/2011...........  $10.03170    $ 9.62010      399,272
   01/01/2012 to 12/31/2012...........  $ 9.62010    $10.75186      412,909
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315       10,314
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471       48,728
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462       48,886
   01/01/2011 to 12/31/2011...........  $ 9.79462    $ 9.45152       42,529
   01/01/2012 to 12/31/2012...........  $ 9.45152    $10.24388       19,962
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318           34
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033          203
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313          202
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735          165
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588          278
   01/01/2011 to 12/31/2011...........  $ 9.97588    $10.45070          470
   01/01/2012 to 12/31/2012...........  $10.45070    $11.84713        1,972
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147           20
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578          940
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478            0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864          369
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180          367
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612          832
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271          360
   01/01/2011 to 12/31/2011...........  $10.14271    $ 8.66144        1,496
   01/01/2012 to 12/31/2012...........  $ 8.66144    $10.22095        3,729
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322            0
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974        5,524
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667        5,317
   01/01/2011 to 12/31/2011...........  $ 9.95667    $ 9.54376        4,701
   01/01/2012 to 12/31/2012...........  $ 9.54376    $10.65837        5,146

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216        8,973
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519       65,964
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737      179,253
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712      241,871
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773      247,345
   01/01/2011 to 12/31/2011...........  $ 9.88773    $ 9.57167      219,031
   01/01/2012 to 12/31/2012...........  $ 9.57167    $10.40722      208,997
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127            0
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901       53,457
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207      168,928
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678      256,354
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787      292,307
   01/01/2011 to 12/31/2011...........  $ 9.51787    $ 8.77313      236,537
   01/01/2012 to 12/31/2012...........  $ 8.77313    $ 9.73603      256,448
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065        7,730
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.74305      140,371
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460            0
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600            0
   01/01/2011 to 12/31/2011...........  $ 9.58600    $ 8.94656            0
   01/01/2012 to 12/31/2012...........  $ 8.94656    $11.14928            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906           60
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125        5,896
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972        5,299
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        6,378
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        3,409
   01/01/2011 to 12/31/2011...........  $10.72625    $10.12478        2,741
   01/01/2012 to 12/31/2012...........  $10.12478    $11.91711        4,229
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269        5,583
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118       12,477
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286       12,151
   01/01/2011 to 12/31/2011...........  $ 8.63286    $ 8.01634        6,868
   01/01/2012 to 12/31/2012...........  $ 8.01634    $ 9.42776        6,281

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401           41
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909          545
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180        6,242
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        4,065
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        4,433
   01/01/2011 to 12/31/2011...........  $12.24001    $11.67165        3,430
   01/01/2012 to 12/31/2012...........  $11.67165    $13.72046        5,798
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067        1,582
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158        2,472
   01/01/2011 to 12/31/2011...........  $11.86158    $11.80975        2,405
   01/01/2012 to 12/31/2012...........  $11.80975    $13.42742        4,771
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400          709
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        7,853
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,755
   01/01/2011 to 12/31/2011...........  $11.56763    $11.72970        5,559
   01/01/2012 to 12/31/2012...........  $11.72970    $13.12705        5,498
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       41,374
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      100,308
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      106,820
   01/01/2011 to 12/31/2011...........  $10.12402    $ 9.89972       99,903
   01/01/2012 to 12/31/2012...........  $ 9.89972    $10.71473      107,626
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171           20
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345          938
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655          937
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631          926
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693          924
   01/01/2011 to 12/31/2011...........  $ 9.07693    $ 7.76802          923
   01/01/2012 to 12/31/2012...........  $ 7.76802    $ 9.18910        1,551
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454           20
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772          206
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187          543
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760          525
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193          170
   01/01/2011 to 12/31/2011...........  $ 9.69193    $ 8.33006          169
   01/01/2012 to 12/31/2012...........  $ 8.33006    $ 9.55185          176

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      305,593
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      118,263
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       87,294
   01/01/2011 to 12/31/2011...........  $12.77720    $14.12060      371,651
   01/01/2012 to 12/31/2012...........  $14.12060    $15.18209      158,120
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625        2,904
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380        3,054
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736        3,349
   01/01/2011 to 12/31/2011...........  $ 9.93736    $ 9.71107        2,618
   01/01/2012 to 12/31/2012...........  $ 9.71107    $10.84004       14,105
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381       29,314
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      224,911
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      340,120
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      395,985
   01/01/2011 to 12/31/2011...........  $10.80817    $10.64726      356,253
   01/01/2012 to 12/31/2012...........  $10.64726    $11.58557      399,903
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967            0
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705            0
   01/01/2011 to 12/31/2011...........  $11.25705    $11.13692            0
   01/01/2012 to 12/31/2012...........  $11.13692    $12.60745            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945            0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148        1,007
   01/01/2011 to 12/31/2011...........  $11.51148    $10.64939          419
   01/01/2012 to 12/31/2012...........  $10.64939    $11.85108          760
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690        4,216
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421        4,608
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281       12,553
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909        8,811
   01/01/2011 to 12/31/2011...........  $ 9.21909    $ 8.23160        6,958
   01/01/2012 to 12/31/2012...........  $ 8.23160    $ 9.86225        8,978

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919           0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565         182
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521       4,914
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407       4,584
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845       4,425
   01/01/2011 to 12/31/2011...........  $ 7.87845    $ 7.41911           0
   01/01/2012 to 12/31/2012...........  $ 7.41911    $ 8.52255           0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669           0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227           0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823           0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824       4,049
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768       3,777
   01/01/2011 to 12/31/2011...........  $12.14768    $13.15337       3,454
   01/01/2012 to 12/31/2012...........  $13.15337    $13.69343       3,430
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374           0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918           0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917       6,023
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798       5,625
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964       5,074
   01/01/2011 to 12/31/2011...........  $ 9.58964    $ 9.33879       4,654
   01/01/2012 to 12/31/2012...........  $ 9.33879    $10.30371       5,667
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079           0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449           0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226           0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657       1,464
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926       2,575
   01/01/2011 to 12/31/2011...........  $11.01926    $10.49074       1,566
   01/01/2012 to 12/31/2012...........  $10.49074    $12.68948       2,928
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005           0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189           0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047           0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986       3,172
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374       5,925
   01/01/2011 to 12/31/2011...........  $ 9.95374    $ 9.72471       4,461
   01/01/2012 to 12/31/2012...........  $ 9.72471    $11.19006       5,736
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99858    $10.19406           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638          415
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897            0
   01/01/2011 to 12/31/2011...........  $10.58897    $10.04800          203
   01/01/2012 to 12/31/2012...........  $10.04800    $11.69310        1,788
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994          195
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840       13,341
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       23,672
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       24,268
   01/01/2011 to 12/31/2011...........  $10.26477    $10.09057       27,101
   01/01/2012 to 12/31/2012...........  $10.09057    $ 9.91778       25,244
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678           40
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756        2,221
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357        2,692
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        5,882
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        5,031
   01/01/2011 to 12/31/2011...........  $ 9.79886    $ 9.39128        3,529
   01/01/2012 to 12/31/2012...........  $ 9.39128    $10.81040        5,606
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02848    $10.06951            0
   01/01/2012 to 12/31/2012...........  $10.06951    $10.37829            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905        1,265
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966        1,261
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        2,766
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        3,202
   01/01/2011 to 12/31/2011...........  $11.03351    $11.02690        2,955
   01/01/2012 to 12/31/2012...........  $11.02690    $12.17892        3,440
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486           22
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865          131
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235          209
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,076
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        2,872
   01/01/2011 to 04/29/2011...........  $ 8.85927    $ 9.93478            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.31874        8,557

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        5,826
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795        8,612
   01/01/2011 to 12/31/2011...........  $10.95795    $ 8.58654        7,077
   01/01/2012 to 12/31/2012...........  $ 8.58654    $ 9.95162       10,682
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612            0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960            0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295          148
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658        1,620
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926        6,589
   01/01/2011 to 12/31/2011...........  $11.72926    $11.78694       24,934
   01/01/2012 to 12/31/2012...........  $11.78694    $12.12782       26,303
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870           40
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160        6,009
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960       30,426
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880       65,080
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610       63,030
   01/01/2011 to 12/31/2011...........  $12.76610    $12.94556       49,106
   01/01/2012 to 12/31/2012...........  $12.94556    $13.90862       51,251
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199        6,955
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       51,293
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243      165,915
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444      312,015
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481      302,437
   01/01/2011 to 12/31/2011...........  $11.28481    $11.20146      269,971
   01/01/2012 to 12/31/2012...........  $11.20146    $12.15069      310,299
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01849    $10.06939            0
   01/01/2012 to 12/31/2012...........  $10.06939    $10.59962            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630            0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050            0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081          616
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928        1,147
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355        1,278
   01/01/2011 to 12/31/2011...........  $ 8.77355    $ 8.92102          787
   01/01/2012 to 12/31/2012...........  $ 8.92102    $10.41605        2,044

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 8.89568            0
   01/01/2012 to 12/31/2012...........  $ 8.89568    $ 9.89278            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446       50,953
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595       77,171
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899       79,316
   01/01/2011 to 12/31/2011...........  $ 9.37899    $ 8.99772       53,447
   01/01/2012 to 12/31/2012...........  $ 8.99772    $10.24908       65,064
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714            0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065          150
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997       28,016
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715       42,143
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818       43,829
   01/01/2011 to 12/31/2011...........  $10.67818    $10.13994       35,786
   01/01/2012 to 12/31/2012...........  $10.13994    $11.07516       36,894
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872            0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378            0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531            0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180          100
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047           80
   01/01/2011 to 12/31/2011...........  $11.76047    $11.44523          256
   01/01/2012 to 12/31/2012...........  $11.44523    $12.61772        1,289
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801            0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078        1,910
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059        2,949
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348        3,405
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634        1,232
   01/01/2011 to 12/31/2011...........  $10.35634    $ 9.57011        1,072
   01/01/2012 to 12/31/2012...........  $ 9.57011    $11.11346        2,176
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        3,766
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168      116,538
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989      169,999
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774      381,971
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580      453,599
   01/01/2011 to 12/31/2011...........  $10.80580    $10.83087      454,470
   01/01/2012 to 12/31/2012...........  $10.83087    $12.08098      475,737

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626            0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707        4,714
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961        4,814
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736        6,506
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059        3,203
   01/01/2011 to 12/31/2011...........  $ 8.11059    $ 7.84060        2,363
   01/01/2012 to 12/31/2012...........  $ 7.84060    $ 9.03488        5,203
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346           40
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132          344
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511        1,001
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854          755
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        1,010
   01/01/2011 to 12/31/2011...........  $12.17856    $12.46302        1,898
   01/01/2012 to 12/31/2012...........  $12.46302    $12.88847        1,850
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223            0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804          821
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978          821
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749        2,681
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143        2,027
   01/01/2011 to 12/31/2011...........  $11.15143    $10.77407        2,506
   01/01/2012 to 12/31/2012...........  $10.77407    $12.45032        2,870
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387            0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505          892
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754        1,029
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660        6,126
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555        6,341
   01/01/2011 to 12/31/2011...........  $11.58555    $ 9.68778        5,820
   01/01/2012 to 12/31/2012...........  $ 9.68778    $ 9.86519        6,642
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737          986
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345       13,784
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753       13,782
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       22,545
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       22,005
   01/01/2011 to 12/31/2011...........  $ 9.24013    $ 8.76758       31,225
   01/01/2012 to 12/31/2012...........  $ 8.76758    $ 9.56505       29,836
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580        1,988
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,374
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        5,721
   01/01/2011 to 12/31/2011...........  $10.80459    $11.25875        4,444
   01/01/2012 to 12/31/2012...........  $11.25875    $11.93381        9,199

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809     $6.63967       50,618
   01/01/2009 to 12/31/2009...........  $ 6.63967     $8.48729      188,039
   01/01/2010 to 12/31/2010...........  $ 8.48729     $9.19556      216,286
   01/01/2011 to 12/31/2011...........  $ 9.19556     $8.88658      156,948
   01/01/2012 to 09/21/2012...........  $ 8.88658     $9.95078            0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39927    $10.98569       50,621
   01/01/2007 to 12/31/2007...........  $10.98569    $11.77245       52,178
   01/01/2008 to 12/31/2008...........  $11.77245    $ 7.87551       81,366
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124      459,255
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057      547,140
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836      450,724
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410      513,039
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14643    $10.64132        5,352
   01/01/2007 to 12/31/2007...........  $10.64132    $11.43460        5,703
   01/01/2008 to 12/31/2008...........  $11.43460    $ 7.87680       34,545
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519      131,788
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553      135,608
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481      114,020
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762      134,628
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.72581    $11.82754            0
   01/01/2007 to 12/31/2007...........  $11.82754    $11.59346            0
   01/01/2008 to 12/31/2008...........  $11.59346    $ 7.42411            0
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067       27,509
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667       30,823
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413       29,907
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34964    $10.87782       25,499
   01/01/2007 to 12/31/2007...........  $10.87782    $11.64277       24,633
   01/01/2008 to 12/31/2008...........  $11.64277    $ 8.14626       34,831
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682      514,826
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424      623,828
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238      513,328
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514      568,077

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301            0
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.55276    $12.77562            0
   01/01/2007 to 12/31/2007...........  $12.77562    $12.68399            0
   01/01/2008 to 12/31/2008...........  $12.68399    $ 7.80431            0
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722        4,729
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424       10,725
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979        6,851
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104        8,155
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189            0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992            0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263            0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740        2,716
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       13,607
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943            0
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663            0
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626        2,440
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660        9,277
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397        2,796
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798            0
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306            0
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023      124,160
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       31,645
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110      119,889
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       42,207
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130       17,563
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256      129,732
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       78,339

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215      121,338
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51837    $11.16214       84,776
   01/01/2007 to 12/31/2007...........  $11.16214    $12.01860       83,475
   01/01/2008 to 12/31/2008...........  $12.01860    $ 7.67349      163,098
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787      756,117
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081      841,809
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525      664,857
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171      738,280
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582        3,160
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278       62,367
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608      188,331
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046      153,263
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351      178,973
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.14998    $16.09509            0
   01/01/2007 to 12/31/2007...........  $16.09509    $12.64447            0
   01/01/2008 to 12/31/2008...........  $12.64447    $ 8.05893            0
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374          769
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        4,215
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398        2,362
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270        2,957
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.25302    $11.76968            0
   01/01/2007 to 12/31/2007...........  $11.76968    $ 9.49700            0
   01/01/2008 to 07/18/2008...........  $ 9.49700    $ 8.69104            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.19699    $12.11939            0
   01/01/2007 to 12/31/2007...........  $12.11939    $13.22558            0
   01/01/2008 to 12/31/2008...........  $13.22558    $ 7.25607        1,551
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657          419
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759          552
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,228
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       13,532
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581        2,850
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773       32,521
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       34,121
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220       29,657
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502       35,765

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04664    $10.56241        2,702
   01/01/2007 to 12/31/2007...........  $10.56241    $11.25138        4,547
   01/01/2008 to 12/31/2008...........  $11.25138    $ 7.23357        8,653
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176       59,158
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      122,916
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771      106,370
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497      132,161
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16637    $10.46392        2,113
   01/01/2007 to 12/31/2007...........  $10.46392    $11.44013        2,112
   01/01/2008 to 12/31/2008...........  $11.44013    $ 6.65616       17,871
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      194,848
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      231,128
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      139,885
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      178,028
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564          830
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228      287,894
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747            0
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        5,233
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158        6,010
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        4,981
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        5,740
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24704    $11.59121            0
   01/01/2007 to 12/31/2007...........  $11.59121    $12.96551            0
   01/01/2008 to 12/31/2008...........  $12.96551    $ 7.59977          454
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       16,802
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954       19,798
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664       14,398
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906       16,997
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65822    $11.79214            0
   01/01/2007 to 12/31/2007...........  $11.79214    $12.16446            0
   01/01/2008 to 12/31/2008...........  $12.16446    $ 7.08000            0
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       15,497
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       14,804
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626       12,131
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,308

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12778    $11.01205            0
   01/01/2007 to 12/31/2007...........  $11.01205    $12.89631            0
   01/01/2008 to 12/31/2008...........  $12.89631    $ 7.49295          508
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       21,686
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365       27,187
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390       14,769
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       17,529
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187            0
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032       20,133
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873       26,327
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963       16,354
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932       19,728
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.09677    $10.65578            0
   01/01/2007 to 12/31/2007...........  $10.65578    $10.71545            0
   01/01/2008 to 12/31/2008...........  $10.71545    $ 7.82946            0
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539        8,617
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106        8,821
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628        7,557
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633        6,923
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464        3,655
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      169,953
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437      246,741
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640      224,887
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133      245,096
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99197    $10.59108            0
   01/01/2007 to 12/31/2007...........  $10.59108    $12.37266            0
   01/01/2008 to 12/31/2008...........  $12.37266    $ 6.04263            0
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       11,074
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442       17,704
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310       13,585
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880       14,349
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01012    $10.85384            0
   01/01/2007 to 12/31/2007...........  $10.85384    $12.54671            0
   01/01/2008 to 12/31/2008...........  $12.54671    $ 6.89463            0
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960        8,210
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       14,616
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       11,572
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       14,585

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068            0
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915            0
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222            0
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915      734,889
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214      258,045
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925        3,098
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       51,073
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       81,692
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       78,604
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       95,134
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.95216    $11.56456            0
   01/01/2007 to 12/31/2007...........  $11.56456    $11.56821            0
   01/01/2008 to 12/31/2008...........  $11.56821    $ 9.35251       39,119
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913       73,978
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468       48,426
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212       49,180
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601       53,878
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842            0
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224        5,530
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596        2,477
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636        3,661
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12272    $12.81320            0
   01/01/2007 to 12/31/2007...........  $12.81320    $13.75995            0
   01/01/2008 to 12/31/2008...........  $13.75995    $ 7.91534          764
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484       27,364
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084       29,556
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724       16,203
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        8,507

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09247    $12.24906            0
   01/01/2007 to 12/31/2007...........  $12.24906    $11.66043            0
   01/01/2008 to 12/31/2008...........  $11.66043    $ 6.69520          431
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       10,059
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,566
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        1,091
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903          953
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.22221    $10.70056            0
   01/01/2007 to 12/31/2007...........  $10.70056    $11.13919            0
   01/01/2008 to 12/31/2008...........  $11.13919    $ 8.38953            0
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        6,692
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        6,398
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        5,812
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        5,928
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16512    $11.45220            0
   01/01/2007 to 12/31/2007...........  $11.45220    $12.91932            0
   01/01/2008 to 12/31/2008...........  $12.91932    $ 7.14281            0
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       38,033
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       44,092
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,878
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       22,256
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45716    $12.75677            0
   01/01/2007 to 12/31/2007...........  $12.75677    $13.69463            0
   01/01/2008 to 12/31/2008...........  $13.69463    $ 8.87094          222
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        4,567
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852       11,176
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        5,867
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384       11,046
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06858    $11.55696            0
   01/01/2007 to 12/31/2007...........  $11.55696    $13.05382            0
   01/01/2008 to 12/31/2008...........  $13.05382    $ 8.15973            0
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        7,371
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        7,855
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        6,683
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        1,327
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07117    $11.58488            0
   01/01/2007 to 12/31/2007...........  $11.58488    $11.68066            0
   01/01/2008 to 12/31/2008...........  $11.68066    $ 7.09254            0
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687        4,858
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633        5,260
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083        3,578
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074        3,835
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99963    $10.19448            0
   01/01/2007 to 12/31/2007...........  $10.19448    $10.49408            0
   01/01/2008 to 12/31/2008...........  $10.49408    $10.55683            0
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554        4,216
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444        3,814
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685        9,408
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027        6,733
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.67846    $11.80784            0
   01/01/2007 to 12/31/2007...........  $11.80784    $11.95373            0
   01/01/2008 to 12/31/2008...........  $11.95373    $ 6.77336            0
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       12,468
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       18,504
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,663
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       13,801
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.38451    $12.66399            0
   01/01/2007 to 12/31/2007...........  $12.66399    $15.18589            0
   01/01/2008 to 12/31/2008...........  $15.18589    $ 8.46708        1,290
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443        1,654
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848        1,255
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037          704
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812          671
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52092    $10.88374            0
   01/01/2007 to 12/31/2007...........  $10.88374    $12.67848            0
   01/01/2008 to 12/31/2008...........  $12.67848    $ 7.14915            0
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       19,993
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       24,756
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       27,511

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843            0
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       32,359
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854       41,589
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304       29,187
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663       32,287
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04974    $10.22695            0
   01/01/2007 to 12/31/2007...........  $10.22695    $10.71750            0
   01/01/2008 to 12/31/2008...........  $10.71750    $10.63495            0
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428        1,394
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999        1,551
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036        1,375
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290        1,472
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97111    $10.28859            0
   01/01/2007 to 12/31/2007...........  $10.28859    $10.93452            0
   01/01/2008 to 12/31/2008...........  $10.93452    $10.48811        1,503
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359      123,840
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844      157,774
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777      136,313
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245      134,484
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.20074    $10.63282        3,533
   01/01/2007 to 12/31/2007...........  $10.63282    $11.34340        3,353
   01/01/2008 to 12/31/2008...........  $11.34340    $ 8.96271        6,284
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805       87,109
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      157,813
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      152,754
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      217,057
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65212    $11.47106            0
   01/01/2007 to 12/31/2007...........  $11.47106    $11.49052            0
   01/01/2008 to 12/31/2008...........  $11.49052    $ 6.91030            0
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135            0
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751            0
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038            0
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783        6,753
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       98,458
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197      216,833
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898      157,873
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832      200,832
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48067    $11.08163            0
   01/01/2007 to 12/31/2007...........  $11.08163    $11.84385            0
   01/01/2008 to 12/31/2008...........  $11.84385    $ 8.11373        9,161
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       99,514
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210      203,870
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553      149,749
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210      167,144
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90494    $ 9.89897            0
   01/01/2007 to 12/31/2007...........  $ 9.89897    $10.40798            0
   01/01/2008 to 12/31/2008...........  $10.40798    $ 6.63894          301
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        2,940
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        3,581
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        2,407
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        2,930
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.97289    $12.51865            0
   01/01/2007 to 12/31/2007...........  $12.51865    $11.59499            0
   01/01/2008 to 12/31/2008...........  $11.59499    $ 7.99717          934
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698        2,982
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368        3,324
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136        1,159
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554        1,344

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71510    $11.41015            0
   01/01/2007 to 12/31/2007...........  $11.41015    $11.90429        3,088
   01/01/2008 to 12/31/2008...........  $11.90429    $ 8.65127        9,217
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      203,180
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      287,813
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      278,077
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      311,349
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03110    $12.25615            0
   01/01/2007 to 12/31/2007...........  $12.25615    $11.59745            0
   01/01/2008 to 12/31/2008...........  $11.59745    $ 6.61400            0
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515       30,619
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968       36,104
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982       21,960
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807       19,270
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.55493    $ 9.83592            0
   01/01/2007 to 12/31/2007...........  $ 9.83592    $10.58257            0
   01/01/2008 to 12/31/2008...........  $10.58257    $10.13233            0
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        7,204
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        8,258
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        7,397
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        7,799
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93997    $10.45186            0
   01/01/2007 to 12/31/2007...........  $10.45186    $11.10054            0
   01/01/2008 to 12/31/2008...........  $11.10054    $ 6.47415        1,670
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       17,808
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       26,220
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       18,277
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       23,771
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.77422    $13.32198            0
   01/01/2007 to 12/31/2007...........  $13.32198    $18.36788            0
   01/01/2008 to 12/31/2008...........  $18.36788    $ 9.01490        1,265
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       15,189
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       17,006
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       11,386
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       10,344
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63747    $11.34830            0
   01/01/2007 to 12/31/2007...........  $11.34830    $12.20009            0
   01/01/2008 to 12/31/2008...........  $12.20009    $ 6.90477        5,883
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257       23,967
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       15,158
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       14,045
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       15,657
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99845    $ 9.97679            0
   01/01/2008 to 12/31/2008...........  $ 9.97679    $ 9.28052            0
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667       52,562
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520       63,085
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085       53,550
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431       48,593

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805     $6.63306       21,666
   01/01/2009 to 12/31/2009...........  $ 6.63306     $8.46640      264,331
   01/01/2010 to 12/31/2010...........  $ 8.46640     $9.15945      380,177
   01/01/2011 to 12/31/2011...........  $ 9.15945     $8.83880      261,590
   01/01/2012 to 09/21/2012...........  $ 8.83880     $9.88665            0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT 5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39507    $10.97421      145,431
   01/01/2007 to 12/31/2007...........  $10.97421    $11.74849      337,408
   01/01/2008 to 12/31/2008...........  $11.74849    $ 7.85173      243,918
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274      238,866
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792      222,857
   01/01/2011 to 12/31/2011...........  $10.50792    $10.02826      213,341
   01/01/2012 to 12/31/2012...........  $10.02826    $11.06682      202,603
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14523    $10.63315          988
   01/01/2007 to 12/31/2007...........  $10.63315    $11.41460       16,538
   01/01/2008 to 12/31/2008...........  $11.41460    $ 7.85527       10,342
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908       12,060
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459       14,583
   01/01/2011 to 12/31/2011...........  $10.83459    $10.63439       14,781
   01/01/2012 to 12/31/2012...........  $10.63439    $11.84857       14,270
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71391    $11.80673            0
   01/01/2007 to 12/31/2007...........  $11.80673    $11.56160            0
   01/01/2008 to 12/31/2008...........  $11.56160    $ 7.39638            0
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022          651
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202          637
   01/01/2011 to 12/31/2011...........  $ 9.53202    $ 9.67915          377
   01/01/2012 to 05/04/2012...........  $ 9.67915    $10.50550            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34548    $10.86648       43,012
   01/01/2007 to 12/31/2007...........  $10.86648    $11.61914       49,522
   01/01/2008 to 12/31/2008...........  $11.61914    $ 8.12177       57,040
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762       99,800
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044       93,285
   01/01/2011 to 12/31/2011...........  $10.81044    $10.46997       86,131
   01/01/2012 to 12/31/2012...........  $10.46997    $11.54487       72,688

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99783    $ 9.14700       15,796
   01/01/2012 to 12/31/2012...........  $ 9.14700    $10.03408       15,672
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.53987    $12.75305            0
   01/01/2007 to 12/31/2007...........  $12.75305    $12.64902            0
   01/01/2008 to 12/31/2008...........  $12.64902    $ 7.77505            0
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434            0
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724            0
   01/01/2011 to 12/31/2011...........  $ 9.93724    $ 9.69471            0
   01/01/2012 to 12/31/2012...........  $ 9.69471    $10.77810            0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266            0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987            0
   01/01/2011 to 12/31/2011...........  $10.14987    $10.91038            0
   01/01/2012 to 12/31/2012...........  $10.91038    $11.14161            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642            0
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804            0
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476            0
   01/01/2011 to 12/31/2011...........  $12.06476    $13.43484            0
   01/01/2012 to 12/31/2012...........  $13.43484    $13.92390            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513            0
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579            0
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948            0
   01/01/2011 to 12/31/2011...........  $11.93948    $13.57548            0
   01/01/2012 to 12/31/2012...........  $13.57548    $14.08871            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441            0
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130        1,563
   01/01/2011 to 12/31/2011...........  $ 9.62130    $11.19462            0
   01/01/2012 to 12/31/2012...........  $11.19462    $11.66835            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032            0
   01/01/2011 to 12/31/2011...........  $10.99032    $12.96252        3,939
   01/01/2012 to 12/31/2012...........  $12.96252    $13.57145            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99837    $12.00089            0
   01/01/2012 to 12/31/2012...........  $12.00089    $12.45321            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99784    $10.38193        4,119
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51414    $11.15035      128,777
   01/01/2007 to 12/31/2007...........  $11.15035    $11.99410      115,410
   01/01/2008 to 12/31/2008...........  $11.99410    $ 7.65036       74,751
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019       74,893
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844       78,216
   01/01/2011 to 12/31/2011...........  $10.44844    $ 9.99527       62,274
   01/01/2012 to 12/31/2012...........  $ 9.99527    $11.14375       62,991
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101            0
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828            0
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060            0
   01/01/2011 to 12/31/2011...........  $ 9.73060    $ 9.36678        1,742
   01/01/2012 to 12/31/2012...........  $ 9.36678    $10.12706        1,742
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.13532    $16.06675            0
   01/01/2007 to 12/31/2007...........  $16.06675    $12.60975            0
   01/01/2008 to 12/31/2008...........  $12.60975    $ 8.02896            0
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472            0
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236            0
   01/01/2011 to 12/31/2011...........  $13.10236    $13.69242            0
   01/01/2012 to 12/31/2012...........  $13.69242    $15.48378            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24045    $11.74897            0
   01/01/2007 to 12/31/2007...........  $11.74897    $ 9.47088            0
   01/01/2008 to 07/18/2008...........  $ 9.47088    $ 8.66249            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.18344    $12.09814            0
   01/01/2007 to 12/31/2007...........  $12.09814    $13.18937            0
   01/01/2008 to 12/31/2008...........  $13.18937    $ 7.22906            0
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232          514
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815          409
   01/01/2011 to 12/31/2011...........  $12.21815    $10.40817          252
   01/01/2012 to 12/31/2012...........  $10.40817    $12.25201          349
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088            0
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312            0
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157            0
   01/01/2011 to 12/31/2011...........  $ 9.89157    $ 9.45811            0
   01/01/2012 to 12/31/2012...........  $ 9.45811    $10.53678            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04545    $10.55436         518
   01/01/2007 to 12/31/2007...........  $10.55436    $11.23166       4,861
   01/01/2008 to 12/31/2008...........  $11.23166    $ 7.21381       5,666
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       6,348
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       6,519
   01/01/2011 to 12/31/2011...........  $ 9.82091    $ 9.48371       2,763
   01/01/2012 to 12/31/2012...........  $ 9.48371    $10.28626       2,926
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16515    $10.45581         487
   01/01/2007 to 12/31/2007...........  $10.45581    $11.42010       7,282
   01/01/2008 to 12/31/2008...........  $11.42010    $ 6.63806       4,342
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841       4,941
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644       6,660
   01/01/2011 to 12/31/2011...........  $ 9.56644    $ 8.79623       3,340
   01/01/2012 to 12/31/2012...........  $ 8.79623    $ 9.73774       4,090
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235           0
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337           0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.72518           0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468           0
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576         436
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851         175
   01/01/2011 to 12/31/2011...........  $ 9.52851    $ 8.87118          25
   01/01/2012 to 12/31/2012...........  $ 8.87118    $11.02821          17
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.23457    $11.57079           0
   01/01/2007 to 12/31/2007...........  $11.57079    $12.92987           0
   01/01/2008 to 12/31/2008...........  $12.92987    $ 7.57143           0
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988         520
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104         506
   01/01/2011 to 12/31/2011...........  $11.99104    $11.29110         310
   01/01/2012 to 12/31/2012...........  $11.29110    $13.25718         416
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64625    $11.77136           0
   01/01/2007 to 12/31/2007...........  $11.77136    $12.13101           0
   01/01/2008 to 12/31/2008...........  $12.13101    $ 7.05356           0
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220           0
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197           0
   01/01/2011 to 12/31/2011...........  $ 9.12197    $ 8.44979           0
   01/01/2012 to 12/31/2012...........  $ 8.44979    $ 9.91302           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11533    $10.99262           0
   01/01/2007 to 12/31/2007...........  $10.99262    $12.86093           0
   01/01/2008 to 12/31/2008...........  $12.86093    $ 7.46504           0
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714         437
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650         350
   01/01/2011 to 12/31/2011...........  $13.50650    $12.84773         215
   01/01/2012 to 12/31/2012...........  $12.84773    $15.06598         289
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852           0
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684           0
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052           0
   01/01/2011 to 12/31/2011...........  $11.79052    $11.71022           0
   01/01/2012 to 12/31/2012...........  $11.71022    $13.28156           0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.08544    $10.63693           0
   01/01/2007 to 12/31/2007...........  $10.63693    $10.68590           0
   01/01/2008 to 12/31/2008...........  $10.68590    $ 7.80022           0
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610           0
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495           0
   01/01/2011 to 12/31/2011...........  $11.53495    $11.66806           0
   01/01/2012 to 12/31/2012...........  $11.66806    $13.02596           0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959       2,526
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270       2,886
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774       2,886
   01/01/2011 to 12/31/2011...........  $10.05774    $ 9.81078           0
   01/01/2012 to 12/31/2012...........  $ 9.81078    $10.59247           0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99189    $10.58416           0
   01/01/2007 to 12/31/2007...........  $10.58416    $12.35238           0
   01/01/2008 to 12/31/2008...........  $12.35238    $ 6.02671           0
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362           0
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315           0
   01/01/2011 to 12/31/2011...........  $ 8.97315    $ 7.66043           0
   01/01/2012 to 12/31/2012...........  $ 7.66043    $ 9.03951           0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01004    $10.84662           0
   01/01/2007 to 12/31/2007...........  $10.84662    $12.52596           0
   01/01/2008 to 12/31/2008...........  $12.52596    $ 6.87641           0
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761           0
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113           0
   01/01/2011 to 12/31/2011...........  $ 9.58113    $ 8.21462           0
   01/01/2012 to 12/31/2012...........  $ 8.21462    $ 9.39636           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083           0
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692           0
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549           0
   01/01/2011 to 12/31/2011...........  $12.68549    $13.98483           0
   01/01/2012 to 12/31/2012...........  $13.98483    $14.99920           0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455           0
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741           0
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243           0
   01/01/2011 to 12/31/2011...........  $ 9.87243    $ 9.62404           0
   01/01/2012 to 12/31/2012...........  $ 9.62404    $10.71671           0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.93985    $11.54409           0
   01/01/2007 to 12/31/2007...........  $11.54409    $11.53629         243
   01/01/2008 to 12/31/2008...........  $11.53629    $ 9.31756       4,381
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647       4,959
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786       5,951
   01/01/2011 to 12/31/2011...........  $11.72786    $11.52499       3,605
   01/01/2012 to 12/31/2012...........  $11.52499    $12.50989       3,690
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632           0
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592           0
   01/01/2011 to 12/31/2011...........  $11.22592    $11.07902           0
   01/01/2012 to 12/31/2012...........  $11.07902    $12.51096           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615           0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968           0
   01/01/2011 to 12/31/2011...........  $11.47968    $10.59405           0
   01/01/2012 to 12/31/2012...........  $10.59405    $11.76047           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10914    $12.79052           0
   01/01/2007 to 12/31/2007...........  $12.79052    $13.72201           0
   01/01/2008 to 12/31/2008...........  $13.72201    $ 7.88578           0
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517           0
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780           0
   01/01/2011 to 12/31/2011...........  $11.03780    $ 9.83134           0
   01/01/2012 to 12/31/2012...........  $ 9.83134    $11.74996           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07993    $12.22726          0
   01/01/2007 to 12/31/2007...........  $12.22726    $11.62816          0
   01/01/2008 to 12/31/2008...........  $11.62816    $ 6.66999          0
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007          0
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458          0
   01/01/2011 to 12/31/2011...........  $ 8.66458    $ 8.13952          0
   01/01/2012 to 12/31/2012...........  $ 8.13952    $ 9.32719          0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.21082    $10.68176          0
   01/01/2007 to 12/31/2007...........  $10.68176    $11.10865          0
   01/01/2008 to 12/31/2008...........  $11.10865    $ 8.35835          0
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009        962
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448        386
   01/01/2011 to 12/31/2011...........  $12.26448    $13.24736         56
   01/01/2012 to 12/31/2012...........  $13.24736    $13.75731         38
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15276    $11.43214          0
   01/01/2007 to 12/31/2007...........  $11.43214    $12.88395          0
   01/01/2008 to 12/31/2008...........  $12.88395    $ 7.11622          0
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285          0
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849        544
   01/01/2011 to 12/31/2011...........  $10.62849    $10.32516        315
   01/01/2012 to 12/31/2012...........  $10.32516    $11.36411        436
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.44442    $12.73424          0
   01/01/2007 to 12/31/2007...........  $12.73424    $13.65679          0
   01/01/2008 to 12/31/2008...........  $13.65679    $ 8.83785          0
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455          0
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694          0
   01/01/2011 to 12/31/2011...........  $12.51694    $11.88737          0
   01/01/2012 to 12/31/2012...........  $11.88737    $14.34349          0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05617    $11.53646          0
   01/01/2007 to 12/31/2007...........  $11.53646    $13.01784          0
   01/01/2008 to 12/31/2008...........  $13.01784    $ 8.12919          0
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685          0
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423          0
   01/01/2011 to 12/31/2011...........  $10.95423    $10.67597          0
   01/01/2012 to 12/31/2012...........  $10.67597    $12.25442          0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99838    $10.18480          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05873    $11.56440          0
   01/01/2007 to 12/31/2007...........  $11.56440    $11.64848          0
   01/01/2008 to 12/31/2008...........  $11.64848    $ 7.06599          0
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124          0
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953          0
   01/01/2011 to 12/31/2011...........  $11.65953    $11.03672          0
   01/01/2012 to 12/31/2012...........  $11.03672    $12.81203          0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99955    $10.18783          0
   01/01/2007 to 12/31/2007...........  $10.18783    $10.47687          0
   01/01/2008 to 12/31/2008...........  $10.47687    $10.52918          0
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785          0
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728          0
   01/01/2011 to 12/31/2011...........  $10.14728    $ 9.95080          0
   01/01/2012 to 12/31/2012...........  $ 9.95080    $ 9.75612          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.66544    $11.78698          0
   01/01/2007 to 12/31/2007...........  $11.78698    $11.92093          0
   01/01/2008 to 12/31/2008...........  $11.92093    $ 6.74815          0
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482        528
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042        426
   01/01/2011 to 12/31/2011...........  $11.26042    $10.76561        256
   01/01/2012 to 12/31/2012...........  $10.76561    $12.36201        353
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02828    $10.06526          0
   01/01/2012 to 12/31/2012...........  $10.06526    $10.34839          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.37076    $12.64173          0
   01/01/2007 to 12/31/2007...........  $12.64173    $15.14430          0
   01/01/2008 to 12/31/2008...........  $15.14430    $ 8.43558          0
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369          0
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107          0
   01/01/2011 to 12/31/2011...........  $13.54107    $13.49978          0
   01/01/2012 to 12/31/2012...........  $13.49978    $14.87354          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50804    $10.86446          0
   01/01/2007 to 12/31/2007...........  $10.86446    $12.64347          0
   01/01/2008 to 12/31/2008...........  $12.64347    $ 7.12239          0
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827          0
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108          0
   01/01/2011 to 04/29/2011...........  $10.09108    $11.30707          0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.30158        537

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591            0
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638          975
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213          391
   01/01/2011 to 12/31/2011...........  $10.89213    $ 8.51405           57
   01/01/2012 to 12/31/2012...........  $ 8.51405    $ 9.84347           38
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03889    $10.20929            0
   01/01/2007 to 12/31/2007...........  $10.20929    $10.68853            0
   01/01/2008 to 12/31/2008...........  $10.68853    $10.59575            0
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066            0
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376          358
   01/01/2011 to 12/31/2011...........  $11.66376    $11.69252          235
   01/01/2012 to 12/31/2012...........  $11.69252    $12.00101          338
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97103    $10.28172            0
   01/01/2007 to 12/31/2007...........  $10.28172    $10.91649            0
   01/01/2008 to 12/31/2008...........  $10.91649    $10.46055            0
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037            0
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027            0
   01/01/2011 to 12/31/2011...........  $12.62027    $12.76640            0
   01/01/2012 to 12/31/2012...........  $12.76640    $13.68232            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19670    $10.62171       10,571
   01/01/2007 to 12/31/2007...........  $10.62171    $11.32027       23,473
   01/01/2008 to 12/31/2008...........  $11.32027    $ 8.93562       36,986
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580       36,754
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953       35,414
   01/01/2011 to 12/31/2011...........  $11.39953    $11.28767       47,995
   01/01/2012 to 12/31/2012...........  $11.28767    $12.21401       36,181
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01829    $10.06516            0
   01/01/2012 to 12/31/2012...........  $10.06516    $10.56916            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64027    $11.45078            0
   01/01/2007 to 12/31/2007...........  $11.45078    $11.45877            0
   01/01/2008 to 12/31/2008...........  $11.45877    $ 6.88447            0
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238            0
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431            0
   01/01/2011 to 12/31/2011...........  $ 9.27431    $ 9.40705            0
   01/01/2012 to 12/31/2012...........  $ 9.40705    $10.95646            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99837    $ 8.88098            0
   01/01/2012 to 12/31/2012...........  $ 8.88098    $ 9.85218            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342            0
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169            0
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755            0
   01/01/2011 to 12/31/2011...........  $ 9.31755    $ 8.91687            0
   01/01/2012 to 12/31/2012...........  $ 8.91687    $10.13196            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.46891    $11.06202            0
   01/01/2007 to 12/31/2007...........  $11.06202    $11.81124            0
   01/01/2008 to 12/31/2008...........  $11.81124    $ 8.08343        2,447
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749        1,763
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899        4,159
   01/01/2011 to 12/31/2011...........  $11.06899    $10.48542        2,629
   01/01/2012 to 12/31/2012...........  $10.48542    $11.42439        1,967
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90486    $ 9.89252            0
   01/01/2007 to 12/31/2007...........  $ 9.89252    $10.39092            0
   01/01/2008 to 12/31/2008...........  $10.39092    $ 6.62159            0
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297            0
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640            0
   01/01/2011 to 12/31/2011...........  $11.62640    $11.28700            0
   01/01/2012 to 12/31/2012...........  $11.28700    $12.41265            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.95952    $12.49653            0
   01/01/2007 to 12/31/2007...........  $12.49653    $11.56307            0
   01/01/2008 to 12/31/2008...........  $11.56307    $ 7.96731            0
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002          490
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369          398
   01/01/2011 to 12/31/2011...........  $12.25369    $11.29575          242
   01/01/2012 to 12/31/2012...........  $11.29575    $13.08511          334
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70312    $11.38999            0
   01/01/2007 to 12/31/2007...........  $11.38999    $11.87148       23,402
   01/01/2008 to 12/31/2008...........  $11.87148    $ 8.61898        6,418
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975        9,574
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036       11,843
   01/01/2011 to 12/31/2011...........  $11.47036    $11.46887       10,666
   01/01/2012 to 12/31/2012...........  $11.46887    $12.76116       13,587

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01876    $12.23446          0
   01/01/2007 to 12/31/2007...........  $12.23446    $11.56559          0
   01/01/2008 to 12/31/2008...........  $11.56559    $ 6.58939          0
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756        689
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911        627
   01/01/2011 to 12/31/2011...........  $ 8.87911    $ 8.56256        392
   01/01/2012 to 12/31/2012...........  $ 8.56256    $ 9.84254        520
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.54430    $ 9.81863          0
   01/01/2007 to 12/31/2007...........  $ 9.81863    $10.55353          0
   01/01/2008 to 12/31/2008...........  $10.55353    $10.09452          0
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557          0
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292          0
   01/01/2011 to 12/31/2011...........  $11.50292    $11.74276          0
   01/01/2012 to 12/31/2012...........  $11.74276    $12.11361          0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93989    $10.44494          0
   01/01/2007 to 12/31/2007...........  $10.44494    $11.08230          0
   01/01/2008 to 12/31/2008...........  $11.08230    $ 6.45716          0
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941        591
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414        237
   01/01/2011 to 12/31/2011...........  $11.02414    $10.62508         34
   01/01/2012 to 12/31/2012...........  $10.62508    $12.24799         23
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.75887    $13.29851          0
   01/01/2007 to 12/31/2007...........  $13.29851    $18.31759          0
   01/01/2008 to 12/31/2008...........  $18.31759    $ 8.98133          0
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053        359
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981        144
   01/01/2011 to 12/31/2011...........  $15.52981    $12.95425         21
   01/01/2012 to 12/31/2012...........  $12.95425    $13.15910         14
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63310    $11.33625          0
   01/01/2007 to 12/31/2007...........  $11.33625    $12.17518          0
   01/01/2008 to 12/31/2008...........  $12.17518    $ 6.88390          0
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769          0
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160          0
   01/01/2011 to 12/31/2011...........  $ 9.74160    $ 9.22075          0
   01/01/2012 to 12/31/2012...........  $ 9.22075    $10.03476          0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99837    $ 9.97564          0
   01/01/2008 to 12/31/2008...........  $ 9.97564    $ 9.27033          0
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552          0
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220          0
   01/01/2011 to 12/31/2011...........  $10.72220    $11.14563          0
   01/01/2012 to 12/31/2012...........  $11.14563    $11.78482          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802     $6.62871         0
   01/01/2009 to 12/31/2009...........  $ 6.62871     $8.45254         0
   01/01/2010 to 12/31/2010...........  $ 8.45254     $9.13538         0
   01/01/2011 to 12/31/2011...........  $ 9.13538     $8.80688         0
   01/01/2012 to 09/21/2012...........  $ 8.80688     $9.84396         0



*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945        9,842
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903        9,387
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952        1,409
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       13,906
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177            0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764            0
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776            0
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097            0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698            0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958        1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804        3,620
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985       36,090
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645       46,569

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617            0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903            0
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709           19
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224            0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376            0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257            0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109        5,003
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594       11,275
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       18,256
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        2,230
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403        9,000
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223            0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371            0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219            0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127            0
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419            0
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765           18
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932            0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905          364
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343          354
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604          369

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522        2,740
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622        2,104
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284        1,348
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036            0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618            0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682            0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021            0
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972        1,311
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217       15,691
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117            0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949            0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394        1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573        1,599
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603        1,599
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421        2,311
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594            0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695        1,740
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276            0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197            0
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833            0
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315          760
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628            0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244            0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167            0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965            0
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885            0
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563        1,093
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478            0
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684           20

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976           0
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       1,396
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532           0
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726         592
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919           0
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       1,142
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998           0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543           0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606           0
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206           0
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       9,423
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201           0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863           0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483           0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789           0
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483           0
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557           0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068           0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950           0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615           0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929           0
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794           0
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825           0
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       4,842
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383           0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858           0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568           0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289           0
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215           0
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       5,069
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963           0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164           0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377           0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944           0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815           0
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845           0
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941           0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232           0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302           0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678           0
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270           0
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658          38
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473           0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314           0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404           0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590           0
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817           0
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561          32
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185           0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324           0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274           0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757           0
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336           0
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       2,647

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337           0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005           0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241           0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903           0
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442       2,470
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120          16
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164           0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759           0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966           0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903         323
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614         314
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368         337
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267           0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108           0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798           0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775           0
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927           0
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400          15
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213           0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084           0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415           0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751           0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410           0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483           0
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256          23
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973           0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357           0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528           0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485           0
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       7,315
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626       2,251
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701           0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395           0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575           0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960           0
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540           0
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393          23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268            0
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821          685
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354            0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127            0
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057           17
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869            0
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843        2,162
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443        2,629
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647        1,058
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489        4,226
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675       59,232
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226       56,097

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664        1,546
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,532
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529            0
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860        3,919
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       15,221
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778            0
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913            0
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832           23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860            0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653            0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361            0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807        2,184
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067        3,039
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592       23,637
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873            0
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499            0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569            0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612            0
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886            0
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840           13
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744            0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555            0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897            0
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000            0
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317            0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784            0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409          878
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550          854
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125          853
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580            0
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832           35

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740           0
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       1,828
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       1,212
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970           0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251      296,477
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443      600,202
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029      690,422
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448      799,056
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462      806,904
   01/01/2011 to 12/31/2011...........  $10.19462    $ 9.75312      722,709
   01/01/2012 to 12/31/2012...........  $ 9.75312    $10.78971      726,773
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624          986
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462       83,485
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498      220,600
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571      369,600
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033      438,441
   01/01/2011 to 12/31/2011...........  $10.79033    $10.61693      400,750
   01/01/2012 to 12/31/2012...........  $10.61693    $11.85825      422,294
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064            0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865          782
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814          781
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080        6,085
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        6,133
   01/01/2011 to 12/31/2011...........  $ 8.98555    $ 9.14661        8,346
   01/01/2012 to 05/04/2012...........  $ 9.14661    $ 9.93586            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       17,026
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387       62,593
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566      294,740
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557      575,103
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773      604,407
   01/01/2011 to 12/31/2011...........  $10.54773    $10.24057      536,225
   01/01/2012 to 12/31/2012...........  $10.24057    $11.31975      569,835
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 9.16255            0
   01/01/2012 to 12/31/2012...........  $ 9.16255    $10.07596            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318           57
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037          339
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756        6,172
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238        1,223
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644          330
   01/01/2011 to 12/31/2011...........  $ 8.66644    $ 8.47561          539
   01/01/2012 to 12/31/2012...........  $ 8.47561    $ 9.44585        2,305
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572            0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992            0
   01/01/2011 to 12/31/2011...........  $10.19992    $10.99092            0
   01/01/2012 to 12/31/2012...........  $10.99092    $11.25150            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396            0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056            0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179            0
   01/01/2011 to 12/31/2011...........  $12.15179    $13.56492            0
   01/01/2012 to 12/31/2012...........  $13.56492    $14.09333            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286            0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780            0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578            0
   01/01/2011 to 12/31/2011...........  $12.02578    $13.70693            0
   01/01/2012 to 12/31/2012...........  $13.70693    $14.26024            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604            0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876        1,486
   01/01/2011 to 12/31/2011...........  $ 9.66876    $11.27734            0
   01/01/2012 to 12/31/2012...........  $11.27734    $11.78346            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729        6,259
   01/01/2011 to 12/31/2011...........  $11.01729    $13.02623       23,762
   01/01/2012 to 12/31/2012...........  $13.02623    $13.67162       11,015
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99857    $12.03025       34,654
   01/01/2012 to 12/31/2012...........  $12.03025    $12.51433       33,539
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99810    $10.40740        3,259
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086      109,873
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120      334,352
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917      337,787
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313      451,541
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170      499,833
   01/01/2011 to 12/31/2011...........  $10.03170    $ 9.62010      399,272
   01/01/2012 to 12/31/2012...........  $ 9.62010    $10.75186      412,909

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315       10,314
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471       48,728
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462       48,886
   01/01/2011 to 12/31/2011...........  $ 9.79462    $ 9.45152       42,529
   01/01/2012 to 12/31/2012...........  $ 9.45152    $10.24388       19,962
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318           34
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033          203
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313          202
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735          165
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588          278
   01/01/2011 to 12/31/2011...........  $ 9.97588    $10.45070          470
   01/01/2012 to 12/31/2012...........  $10.45070    $11.84713        1,972
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147           20
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578          940
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478            0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864          369
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180          367
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612          832
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271          360
   01/01/2011 to 12/31/2011...........  $10.14271    $ 8.66144        1,496
   01/01/2012 to 12/31/2012...........  $ 8.66144    $10.22095        3,729
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322            0
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974        5,524
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667        5,317
   01/01/2011 to 12/31/2011...........  $ 9.95667    $ 9.54376        4,701
   01/01/2012 to 12/31/2012...........  $ 9.54376    $10.65837        5,146
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216        8,973
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519       65,964
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737      179,253
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712      241,871
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773      247,345
   01/01/2011 to 12/31/2011...........  $ 9.88773    $ 9.57167      219,031
   01/01/2012 to 12/31/2012...........  $ 9.57167    $10.40722      208,997
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127            0
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901       53,457
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207      168,928
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678      256,354
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787      292,307
   01/01/2011 to 12/31/2011...........  $ 9.51787    $ 8.77313      236,537
   01/01/2012 to 12/31/2012...........  $ 8.77313    $ 9.73603      256,448
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065        7,730
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.74305      140,371
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460            0
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600            0
   01/01/2011 to 12/31/2011...........  $ 9.58600    $ 8.94656            0
   01/01/2012 to 12/31/2012...........  $ 8.94656    $11.14928            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906           60
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125        5,896
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972        5,299
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        6,378
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        3,409
   01/01/2011 to 12/31/2011...........  $10.72625    $10.12478        2,741
   01/01/2012 to 12/31/2012...........  $10.12478    $11.91711        4,229
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269        5,583
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118       12,477
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286       12,151
   01/01/2011 to 12/31/2011...........  $ 8.63286    $ 8.01634        6,868
   01/01/2012 to 12/31/2012...........  $ 8.01634    $ 9.42776        6,281
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401           41
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909          545
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180        6,242
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        4,065
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        4,433
   01/01/2011 to 12/31/2011...........  $12.24001    $11.67165        3,430
   01/01/2012 to 12/31/2012...........  $11.67165    $13.72046        5,798
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067        1,582
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158        2,472
   01/01/2011 to 12/31/2011...........  $11.86158    $11.80975        2,405
   01/01/2012 to 12/31/2012...........  $11.80975    $13.42742        4,771
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400          709
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        7,853
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,755
   01/01/2011 to 12/31/2011...........  $11.56763    $11.72970        5,559
   01/01/2012 to 12/31/2012...........  $11.72970    $13.12705        5,498
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       41,374
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      100,308
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      106,820
   01/01/2011 to 12/31/2011...........  $10.12402    $ 9.89972       99,903
   01/01/2012 to 12/31/2012...........  $ 9.89972    $10.71473      107,626

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171           20
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345          938
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655          937
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631          926
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693          924
   01/01/2011 to 12/31/2011...........  $ 9.07693    $ 7.76802          923
   01/01/2012 to 12/31/2012...........  $ 7.76802    $ 9.18910        1,551
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454           20
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772          206
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187          543
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760          525
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193          170
   01/01/2011 to 12/31/2011...........  $ 9.69193    $ 8.33006          169
   01/01/2012 to 12/31/2012...........  $ 8.33006    $ 9.55185          176
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      305,593
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      118,263
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       87,294
   01/01/2011 to 12/31/2011...........  $12.77720    $14.12060      371,651
   01/01/2012 to 12/31/2012...........  $14.12060    $15.18209      158,120
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625        2,904
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380        3,054
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736        3,349
   01/01/2011 to 12/31/2011...........  $ 9.93736    $ 9.71107        2,618
   01/01/2012 to 12/31/2012...........  $ 9.71107    $10.84004       14,105
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381       29,314
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      224,911
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      340,120
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      395,985
   01/01/2011 to 12/31/2011...........  $10.80817    $10.64726      356,253
   01/01/2012 to 12/31/2012...........  $10.64726    $11.58557      399,903
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967            0
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705            0
   01/01/2011 to 12/31/2011...........  $11.25705    $11.13692            0
   01/01/2012 to 12/31/2012...........  $11.13692    $12.60745            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945            0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148        1,007
   01/01/2011 to 12/31/2011...........  $11.51148    $10.64939          419
   01/01/2012 to 12/31/2012...........  $10.64939    $11.85108          760

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690        4,216
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421        4,608
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281       12,553
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909        8,811
   01/01/2011 to 12/31/2011...........  $ 9.21909    $ 8.23160        6,958
   01/01/2012 to 12/31/2012...........  $ 8.23160    $ 9.86225        8,978
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919            0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565          182
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521        4,914
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407        4,584
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845        4,425
   01/01/2011 to 12/31/2011...........  $ 7.87845    $ 7.41911            0
   01/01/2012 to 12/31/2012...........  $ 7.41911    $ 8.52255            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669            0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227            0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823            0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824        4,049
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768        3,777
   01/01/2011 to 12/31/2011...........  $12.14768    $13.15337        3,454
   01/01/2012 to 12/31/2012...........  $13.15337    $13.69343        3,430
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374            0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918            0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917        6,023
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798        5,625
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964        5,074
   01/01/2011 to 12/31/2011...........  $ 9.58964    $ 9.33879        4,654
   01/01/2012 to 12/31/2012...........  $ 9.33879    $10.30371        5,667
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079            0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449            0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226            0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657        1,464
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926        2,575
   01/01/2011 to 12/31/2011...........  $11.01926    $10.49074        1,566
   01/01/2012 to 12/31/2012...........  $10.49074    $12.68948        2,928
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005            0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189            0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047            0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986        3,172
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374        5,925
   01/01/2011 to 12/31/2011...........  $ 9.95374    $ 9.72471        4,461
   01/01/2012 to 12/31/2012...........  $ 9.72471    $11.19006        5,736
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99858    $10.19406            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638          415
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897            0
   01/01/2011 to 12/31/2011...........  $10.58897    $10.04800          203
   01/01/2012 to 12/31/2012...........  $10.04800    $11.69310        1,788
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994          195
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840       13,341
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       23,672
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       24,268
   01/01/2011 to 12/31/2011...........  $10.26477    $10.09057       27,101
   01/01/2012 to 12/31/2012...........  $10.09057    $ 9.91778       25,244
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678           40
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756        2,221
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357        2,692
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        5,882
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        5,031
   01/01/2011 to 12/31/2011...........  $ 9.79886    $ 9.39128        3,529
   01/01/2012 to 12/31/2012...........  $ 9.39128    $10.81040        5,606
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02848    $10.06951            0
   01/01/2012 to 12/31/2012...........  $10.06951    $10.37829            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905        1,265
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966        1,261
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        2,766
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        3,202
   01/01/2011 to 12/31/2011...........  $11.03351    $11.02690        2,955
   01/01/2012 to 12/31/2012...........  $11.02690    $12.17892        3,440
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486           22
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865          131
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235          209
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,076
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        2,872
   01/01/2011 to 04/29/2011...........  $ 8.85927    $ 9.93478            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.31874        8,557
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        5,826
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795        8,612
   01/01/2011 to 12/31/2011...........  $10.95795    $ 8.58654        7,077
   01/01/2012 to 12/31/2012...........  $ 8.58654    $ 9.95162       10,682

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612            0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960            0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295          148
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658        1,620
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926        6,589
   01/01/2011 to 12/31/2011...........  $11.72926    $11.78694       24,934
   01/01/2012 to 12/31/2012...........  $11.78694    $12.12782       26,303
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870           40
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160        6,009
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960       30,426
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880       65,080
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610       63,030
   01/01/2011 to 12/31/2011...........  $12.76610    $12.94556       49,106
   01/01/2012 to 12/31/2012...........  $12.94556    $13.90862       51,251
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199        6,955
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       51,293
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243      165,915
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444      312,015
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481      302,437
   01/01/2011 to 12/31/2011...........  $11.28481    $11.20146      269,971
   01/01/2012 to 12/31/2012...........  $11.20146    $12.15069      310,299
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01849    $10.06939            0
   01/01/2012 to 12/31/2012...........  $10.06939    $10.59962            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630            0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050            0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081          616
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928        1,147
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355        1,278
   01/01/2011 to 12/31/2011...........  $ 8.77355    $ 8.92102          787
   01/01/2012 to 12/31/2012...........  $ 8.92102    $10.41605        2,044
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 8.89568            0
   01/01/2012 to 12/31/2012...........  $ 8.89568    $ 9.89278            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446       50,953
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595       77,171
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899       79,316
   01/01/2011 to 12/31/2011...........  $ 9.37899    $ 8.99772       53,447
   01/01/2012 to 12/31/2012...........  $ 8.99772    $10.24908       65,064
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714            0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065          150
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997       28,016
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715       42,143
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818       43,829
   01/01/2011 to 12/31/2011...........  $10.67818    $10.13994       35,786
   01/01/2012 to 12/31/2012...........  $10.13994    $11.07516       36,894

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872            0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378            0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531            0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180          100
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047           80
   01/01/2011 to 12/31/2011...........  $11.76047    $11.44523          256
   01/01/2012 to 12/31/2012...........  $11.44523    $12.61772        1,289
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801            0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078        1,910
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059        2,949
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348        3,405
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634        1,232
   01/01/2011 to 12/31/2011...........  $10.35634    $ 9.57011        1,072
   01/01/2012 to 12/31/2012...........  $ 9.57011    $11.11346        2,176
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        3,766
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168      116,538
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989      169,999
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774      381,971
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580      453,599
   01/01/2011 to 12/31/2011...........  $10.80580    $10.83087      454,470
   01/01/2012 to 12/31/2012...........  $10.83087    $12.08098      475,737
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626            0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707        4,714
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961        4,814
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736        6,506
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059        3,203
   01/01/2011 to 12/31/2011...........  $ 8.11059    $ 7.84060        2,363
   01/01/2012 to 12/31/2012...........  $ 7.84060    $ 9.03488        5,203
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346           40
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132          344
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511        1,001
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854          755
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        1,010
   01/01/2011 to 12/31/2011...........  $12.17856    $12.46302        1,898
   01/01/2012 to 12/31/2012...........  $12.46302    $12.88847        1,850
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223            0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804          821
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978          821
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749        2,681
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143        2,027
   01/01/2011 to 12/31/2011...........  $11.15143    $10.77407        2,506
   01/01/2012 to 12/31/2012...........  $10.77407    $12.45032        2,870

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387            0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505          892
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754        1,029
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660        6,126
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555        6,341
   01/01/2011 to 12/31/2011...........  $11.58555    $ 9.68778        5,820
   01/01/2012 to 12/31/2012...........  $ 9.68778    $ 9.86519        6,642
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737          986
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345       13,784
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753       13,782
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       22,545
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       22,005
   01/01/2011 to 12/31/2011...........  $ 9.24013    $ 8.76758       31,225
   01/01/2012 to 12/31/2012...........  $ 8.76758    $ 9.56505       29,836
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580        1,988
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,374
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        5,721
   01/01/2011 to 12/31/2011...........  $10.80459    $11.25875        4,444
   01/01/2012 to 12/31/2012...........  $11.25875    $11.93381        9,199
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809    $ 6.63967       50,618
   01/01/2009 to 12/31/2009...........  $ 6.63967    $ 8.48729      188,039
   01/01/2010 to 12/31/2010...........  $ 8.48729    $ 9.19556      216,286
   01/01/2011 to 12/31/2011...........  $ 9.19556    $ 8.88658      156,948
   01/01/2012 to 09/21/2012...........  $ 8.88658    $ 9.95078            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08897    $ 7.66740            0
   01/01/2009 to 12/31/2009...........  $ 7.66740    $ 9.16075            0
   01/01/2010 to 12/31/2010...........  $ 9.16075    $10.56629            0
   01/01/2011 to 12/31/2011...........  $10.56629    $11.10620            0
   01/01/2012 to 12/31/2012...........  $11.10620    $12.10003            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26798    $ 7.03865            0
   01/01/2009 to 12/31/2009...........  $ 7.03865    $ 9.04847            0
   01/01/2010 to 12/31/2010...........  $ 9.04847    $10.79503            0
   01/01/2011 to 12/31/2011...........  $10.79503    $11.19316            0
   01/01/2012 to 12/31/2012...........  $11.19316    $13.43131            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38568    $ 5.26922            0
   01/01/2009 to 12/31/2009...........  $ 5.26922    $ 5.95576            0
   01/01/2010 to 12/31/2010...........  $ 5.95576    $ 6.49311            0
   01/01/2011 to 12/31/2011...........  $ 6.49311    $ 5.49890            0
   01/01/2012 to 12/31/2012...........  $ 5.49890    $ 6.74064            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15190    $ 8.33164            0
   01/01/2009 to 12/31/2009...........  $ 8.33164    $ 9.78962            0
   01/01/2010 to 12/31/2010...........  $ 9.78962    $ 9.89495            0
   01/01/2011 to 12/31/2011...........  $ 9.89495    $10.70857            0
   01/01/2012 to 12/31/2012...........  $10.70857    $12.35577            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16541    $ 6.09361         0
   01/01/2009 to 12/31/2009...........  $ 6.09361    $ 7.43189         0
   01/01/2010 to 12/31/2010...........  $ 7.43189    $ 9.03877         0
   01/01/2011 to 12/31/2011...........  $ 9.03877    $ 8.72496         0
   01/01/2012 to 12/31/2012...........  $ 8.72496    $ 9.92947         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11064    $ 6.71288         0
   01/01/2009 to 12/31/2009...........  $ 6.71288    $ 8.55914         0
   01/01/2010 to 12/31/2010...........  $ 8.55914    $ 9.52092         0
   01/01/2011 to 12/31/2011...........  $ 9.52092    $ 9.65031         0
   01/01/2012 to 12/31/2012...........  $ 9.65031    $10.69021         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24142    $ 6.26824         0
   01/01/2009 to 12/31/2009...........  $ 6.26824    $ 7.35964         0
   01/01/2010 to 12/31/2010...........  $ 7.35964    $ 8.16578         0
   01/01/2011 to 12/31/2011...........  $ 8.16578    $ 7.92286         0
   01/01/2012 to 12/31/2012...........  $ 7.92286    $ 8.98707         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07241    $ 6.19635         0
   01/01/2009 to 12/31/2009...........  $ 6.19635    $ 8.42323         0
   01/01/2010 to 12/31/2010...........  $ 8.42323    $10.63105         0
   01/01/2011 to 12/31/2011...........  $10.63105    $10.14625         0
   01/01/2012 to 12/31/2012...........  $10.14625    $11.50518         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18839    $ 6.46059         0
   01/01/2009 to 12/31/2009...........  $ 6.46059    $ 8.30972         0
   01/01/2010 to 12/31/2010...........  $ 8.30972    $ 9.83711         0
   01/01/2011 to 12/31/2011...........  $ 9.83711    $ 9.28873         0
   01/01/2012 to 12/31/2012...........  $ 9.28873    $10.64081         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25889    $ 5.51517         0
   01/01/2009 to 12/31/2009...........  $ 5.51517    $ 6.93246         0
   01/01/2010 to 12/31/2010...........  $ 6.93246    $ 8.49560         0
   01/01/2011 to 12/31/2011...........  $ 8.49560    $ 8.74636         0
   01/01/2012 to 12/31/2012...........  $ 8.74636    $10.07171         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11354    $ 6.80592         0
   01/01/2009 to 12/31/2009...........  $ 6.80592    $ 8.43928         0
   01/01/2010 to 12/31/2010...........  $ 8.43928    $10.42789         0
   01/01/2011 to 12/31/2011...........  $10.42789    $10.38015         0
   01/01/2012 to 12/31/2012...........  $10.38015    $11.47463         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22853    $ 7.17514         0
   01/01/2009 to 12/31/2009...........  $ 7.17514    $ 8.49036         0
   01/01/2010 to 12/31/2010...........  $ 8.49036    $10.18870         0
   01/01/2011 to 12/31/2011...........  $10.18870    $ 9.60286         0
   01/01/2012 to 12/31/2012...........  $ 9.60286    $10.96210         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27811    $ 7.26466         0
   01/01/2009 to 12/31/2009...........  $ 7.26466    $ 7.66228         0
   01/01/2010 to 12/31/2010...........  $ 7.66228    $ 8.71192         0
   01/01/2011 to 12/31/2011...........  $ 8.71192    $ 8.72229         0
   01/01/2012 to 12/31/2012...........  $ 8.72229    $ 9.98789         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09856    $ 7.21133         0
   01/01/2009 to 12/31/2009...........  $ 7.21133    $ 7.84816         0
   01/01/2010 to 12/31/2010...........  $ 7.84816    $ 8.17220         0
   01/01/2011 to 12/31/2011...........  $ 8.17220    $ 9.43829         0
   01/01/2012 to 12/31/2012...........  $ 9.43829    $ 9.28874         0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10395    $ 7.16664         0
   01/01/2009 to 12/31/2009...........  $ 7.16664    $ 8.75036         0
   01/01/2010 to 12/31/2010...........  $ 8.75036    $ 9.61939         0
   01/01/2011 to 12/31/2011...........  $ 9.61939    $ 9.19378         0
   01/01/2012 to 12/31/2012...........  $ 9.19378    $10.16082         0
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08802    $ 7.27132         0
   01/01/2009 to 12/31/2009...........  $ 7.27132    $ 9.00981         0
   01/01/2010 to 12/31/2010...........  $ 9.00981    $10.05863         0
   01/01/2011 to 12/31/2011...........  $10.05863    $ 9.88727         0
   01/01/2012 to 12/31/2012...........  $ 9.88727    $11.03232         0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14765    $ 7.01177         0
   01/01/2009 to 12/31/2009...........  $ 7.01177    $ 8.10814         0
   01/01/2010 to 12/31/2010...........  $ 8.10814    $ 9.06318         0
   01/01/2011 to 12/31/2011...........  $ 9.06318    $ 9.21655         0
   01/01/2012 to 05/04/2012...........  $ 9.21655    $10.00846         0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08599    $ 7.38927         0
   01/01/2009 to 12/31/2009...........  $ 7.38927    $ 8.94528         0
   01/01/2010 to 12/31/2010...........  $ 8.94528    $ 9.86436         0
   01/01/2011 to 12/31/2011...........  $ 9.86436    $ 9.56771         0
   01/01/2012 to 12/31/2012...........  $ 9.56771    $10.56555         0
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 9.15655         0
   01/01/2012 to 12/31/2012...........  $ 9.15655    $10.05939         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.20683    $ 6.72004         0
   01/01/2009 to 12/31/2009...........  $ 6.72004    $ 7.80265         0
   01/01/2010 to 12/31/2010...........  $ 7.80265    $ 8.61419         0
   01/01/2011 to 12/31/2011...........  $ 8.61419    $ 8.41633         0
   01/01/2012 to 12/31/2012...........  $ 8.41633    $ 9.37066         0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 9.37653         0
   01/01/2010 to 12/31/2010...........  $ 9.37653    $10.17996         0
   01/01/2011 to 12/31/2011...........  $10.17996    $10.95882         0
   01/01/2012 to 12/31/2012...........  $10.95882    $11.20758         0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.03290         0
   01/01/2009 to 12/31/2009...........  $12.03290    $11.09949         0
   01/01/2010 to 12/31/2010...........  $11.09949    $12.11684         0
   01/01/2011 to 12/31/2011...........  $12.11684    $13.51263         0
   01/01/2012 to 12/31/2012...........  $13.51263    $14.02521         0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.10174         0
   01/01/2009 to 12/31/2009...........  $12.10174    $10.96689         0
   01/01/2010 to 12/31/2010...........  $10.96689    $11.99103         0
   01/01/2011 to 12/31/2011...........  $11.99103    $13.65410         0
   01/01/2012 to 12/31/2012...........  $13.65410    $14.19109         0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 8.78733         0
   01/01/2010 to 12/31/2010...........  $ 8.78733    $ 9.64967         0
   01/01/2011 to 12/31/2011...........  $ 9.64967    $11.24415         0
   01/01/2012 to 12/31/2012...........  $11.24415    $11.73723         0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99799    $11.00652         0
   01/01/2011 to 12/31/2011...........  $11.00652    $13.00070         0
   01/01/2012 to 12/31/2012...........  $13.00070    $13.63134         0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99849    $12.01851         0
   01/01/2012 to 12/31/2012...........  $12.01851    $12.48985         0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99800    $10.39724         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12055    $ 6.93669         0
   01/01/2009 to 12/31/2009...........  $ 6.93669    $ 8.53583         0
   01/01/2010 to 12/31/2010...........  $ 8.53583    $ 9.50184         0
   01/01/2011 to 12/31/2011...........  $ 9.50184    $ 9.10312         0
   01/01/2012 to 12/31/2012...........  $ 9.10312    $10.16400         0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08105    $ 7.33826         0
   01/01/2009 to 12/31/2009...........  $ 7.33826    $ 8.89004         0
   01/01/2010 to 12/31/2010...........  $ 8.89004    $ 9.76900         0
   01/01/2011 to 12/31/2011...........  $ 9.76900    $ 9.41752         0
   01/01/2012 to 12/31/2012...........  $ 9.41752    $10.19690         0
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37360    $ 6.59689         0
   01/01/2009 to 12/31/2009...........  $ 6.59689    $ 8.54514         0
   01/01/2010 to 12/31/2010...........  $ 8.54514    $10.79717         0
   01/01/2011 to 12/31/2011...........  $10.79717    $11.29999         0
   01/01/2012 to 12/31/2012...........  $11.29999    $12.79714         0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $10.26292    $10.02457         0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12595    $ 6.22880         0
   01/01/2009 to 12/31/2009...........  $ 6.22880    $ 8.11317         0
   01/01/2010 to 12/31/2010...........  $ 8.11317    $10.55827         0
   01/01/2011 to 12/31/2011...........  $10.55827    $ 9.00747         0
   01/01/2012 to 12/31/2012...........  $ 9.00747    $10.61886         0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10356    $ 7.49830         0
   01/01/2009 to 12/31/2009...........  $ 7.49830    $ 8.92512         0
   01/01/2010 to 12/31/2010...........  $ 8.92512    $ 9.93066         0
   01/01/2011 to 12/31/2011...........  $ 9.93066    $ 9.50955         0
   01/01/2012 to 12/31/2012...........  $ 9.50955    $10.60963         0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11733    $ 6.82289         0
   01/01/2009 to 12/31/2009...........  $ 6.82289    $ 8.29675         0
   01/01/2010 to 12/31/2010...........  $ 8.29675    $ 9.31618         0
   01/01/2011 to 12/31/2011...........  $ 9.31618    $ 9.00962         0
   01/01/2012 to 12/31/2012...........  $ 9.00962    $ 9.78639         0
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.15532    $ 6.34463         0
   01/01/2009 to 12/31/2009...........  $ 6.34463    $ 7.84746         0
   01/01/2010 to 12/31/2010...........  $ 7.84746    $ 9.17030         0
   01/01/2011 to 12/31/2011...........  $ 9.17030    $ 8.44447         0
   01/01/2012 to 12/31/2012...........  $ 8.44447    $ 9.36218         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99850    $ 7.46733         0
   01/01/2009 to 11/13/2009...........  $ 7.46733    $ 8.33949         0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.73589         0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17518    $ 6.10873         0
   01/01/2009 to 12/31/2009...........  $ 6.10873    $ 8.10294         0
   01/01/2010 to 12/31/2010...........  $ 8.10294    $ 9.56280         0
   01/01/2011 to 12/31/2011...........  $ 9.56280    $ 8.91628         0
   01/01/2012 to 12/31/2012...........  $ 8.91628    $11.10055         0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08749    $ 6.61764         0
   01/01/2009 to 12/31/2009...........  $ 6.61764    $ 9.70713         0
   01/01/2010 to 12/31/2010...........  $ 9.70713    $10.51133         0
   01/01/2011 to 12/31/2011...........  $10.51133    $ 9.91228         0
   01/01/2012 to 12/31/2012...........  $ 9.91228    $11.65557         0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.16540    $ 6.38454         0
   01/01/2009 to 12/31/2009...........  $ 6.38454    $ 7.47138         0
   01/01/2010 to 12/31/2010...........  $ 7.47138    $ 8.28096         0
   01/01/2011 to 12/31/2011...........  $ 8.28096    $ 7.68208         0
   01/01/2012 to 12/31/2012...........  $ 7.68208    $ 9.02579         0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.19081    $ 6.55906         0
   01/01/2009 to 12/31/2009...........  $ 6.55906    $10.11672         0
   01/01/2010 to 12/31/2010...........  $10.11672    $11.90223         0
   01/01/2011 to 12/31/2011...........  $11.90223    $11.33841         0
   01/01/2012 to 12/31/2012...........  $11.33841    $13.31569         0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03338    $ 7.63362         0
   01/01/2009 to 12/31/2009...........  $ 7.63362    $ 9.50718         0
   01/01/2010 to 12/31/2010...........  $ 9.50718    $11.83301         0
   01/01/2011 to 12/31/2011...........  $11.83301    $11.76964         0
   01/01/2012 to 12/31/2012...........  $11.76964    $13.36861         0
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99850    $ 7.38620         0
   01/01/2009 to 12/31/2009...........  $ 7.38620    $ 9.83037         0
   01/01/2010 to 12/31/2010...........  $ 9.83037    $10.95488         0
   01/01/2011 to 12/31/2011...........  $10.95488    $11.09746         0
   01/01/2012 to 12/31/2012...........  $11.09746    $12.40731         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08923    $ 7.60711         0
   01/01/2009 to 12/31/2009...........  $ 7.60711    $ 9.21533         0
   01/01/2010 to 12/31/2010...........  $ 9.21533    $10.09734         0
   01/01/2011 to 12/31/2011...........  $10.09734    $ 9.86393         0
   01/01/2012 to 12/31/2012...........  $ 9.86393    $10.66563         0
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09763    $ 5.53501         0
   01/01/2009 to 12/31/2009...........  $ 5.53501    $ 7.35213         0
   01/01/2010 to 12/31/2010...........  $ 7.35213    $ 8.26511         0
   01/01/2011 to 12/31/2011...........  $ 8.26511    $ 7.06636         0
   01/01/2012 to 12/31/2012...........  $ 7.06636    $ 8.35084         0
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06506    $ 6.19823         0
   01/01/2009 to 12/31/2009...........  $ 6.19823    $ 7.94167         0
   01/01/2010 to 12/31/2010...........  $ 7.94167    $ 8.66176         0
   01/01/2011 to 12/31/2011...........  $ 8.66176    $ 7.43734         0
   01/01/2012 to 12/31/2012...........  $ 7.43734    $ 8.51983         0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11174    $ 7.13162         0
   01/01/2009 to 12/31/2009...........  $ 7.13162    $ 8.86931         0
   01/01/2010 to 12/31/2010...........  $ 8.86931    $ 9.91149         0
   01/01/2011 to 12/31/2011...........  $ 9.91149    $ 9.67629         0
   01/01/2012 to 12/31/2012...........  $ 9.67629    $10.79078         0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12771    $ 7.99996         0
   01/01/2009 to 12/31/2009...........  $ 7.99996    $ 9.58414         0
   01/01/2010 to 12/31/2010...........  $ 9.58414    $10.09878         0
   01/01/2011 to 12/31/2011...........  $10.09878    $ 9.93872         0
   01/01/2012 to 12/31/2012...........  $ 9.93872    $10.80394         0
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08388    $10.28832         0
   01/01/2010 to 12/31/2010...........  $10.28832    $11.24469         0
   01/01/2011 to 12/31/2011...........  $11.24469    $11.11385         0
   01/01/2012 to 12/31/2012...........  $11.11385    $12.56890         0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14526    $10.29808         0
   01/01/2010 to 12/31/2010...........  $10.29808    $11.49876         0
   01/01/2011 to 12/31/2011...........  $11.49876    $10.62722         0
   01/01/2012 to 12/31/2012...........  $10.62722    $11.81471         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08289    $ 6.38994         0
   01/01/2009 to 12/31/2009...........  $ 6.38994    $ 8.52506         0
   01/01/2010 to 12/31/2010...........  $ 8.52506    $ 8.97041         0
   01/01/2011 to 12/31/2011...........  $ 8.97041    $ 8.00175         0
   01/01/2012 to 12/31/2012...........  $ 8.00175    $ 9.57746         0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24634    $ 6.22258         0
   01/01/2009 to 12/31/2009...........  $ 6.22258    $ 7.29691         0
   01/01/2010 to 12/31/2010...........  $ 7.29691    $ 8.10718         0
   01/01/2011 to 12/31/2011...........  $ 8.10718    $ 7.62714         0
   01/01/2012 to 12/31/2012...........  $ 7.62714    $ 8.75296         0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01615    $ 7.71780         0
   01/01/2009 to 12/31/2009...........  $ 7.71780    $10.19986         0
   01/01/2010 to 12/31/2010...........  $10.19986    $11.35808         0
   01/01/2011 to 12/31/2011...........  $11.35808    $12.28631         0
   01/01/2012 to 12/31/2012...........  $12.28631    $12.77812         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13273    $ 6.23147         0
   01/01/2009 to 12/31/2009...........  $ 6.23147    $ 7.93905         0
   01/01/2010 to 12/31/2010...........  $ 7.93905    $ 9.33451         0
   01/01/2011 to 12/31/2011...........  $ 9.33451    $ 9.08145         0
   01/01/2012 to 12/31/2012...........  $ 9.08145    $10.00992         0
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11068    $ 7.18067         0
   01/01/2009 to 12/31/2009...........  $ 7.18067    $ 9.27153         0
   01/01/2010 to 12/31/2010...........  $ 9.27153    $10.19976         0
   01/01/2011 to 12/31/2011...........  $10.19976    $ 9.70101         0
   01/01/2012 to 12/31/2012...........  $ 9.70101    $11.72263         0
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13129    $ 6.93335         0
   01/01/2009 to 12/31/2009...........  $ 6.93335    $ 8.46192         0
   01/01/2010 to 12/31/2010...........  $ 8.46192    $ 9.37047         0
   01/01/2011 to 12/31/2011...........  $ 9.37047    $ 9.14583         0
   01/01/2012 to 12/31/2012...........  $ 9.14583    $10.51361         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99850    $10.19036         0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23659    $ 6.71760         0
   01/01/2009 to 12/31/2009...........  $ 6.71760    $ 9.16033         0
   01/01/2010 to 12/31/2010...........  $ 9.16033    $11.11736         0
   01/01/2011 to 12/31/2011...........  $11.11736    $10.53894         0
   01/01/2012 to 12/31/2012...........  $10.53894    $12.25230         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99955    $10.04509         0
   01/01/2009 to 12/31/2009...........  $10.04509    $ 9.88700         0
   01/01/2010 to 12/31/2010...........  $ 9.88700    $ 9.70981         0
   01/01/2011 to 12/31/2011...........  $ 9.70981    $ 9.53571         0
   01/01/2012 to 12/31/2012...........  $ 9.53571    $ 9.36303         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18454    $ 6.36646         0
   01/01/2009 to 12/31/2009...........  $ 6.36646    $ 8.79151         0
   01/01/2010 to 12/31/2010...........  $ 8.79151    $10.65479         0
   01/01/2011 to 12/31/2011...........  $10.65479    $10.20166         0
   01/01/2012 to 12/31/2012...........  $10.20166    $11.73173         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02840    $10.06785         0
   01/01/2012 to 12/31/2012...........  $10.06785    $10.36637         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12579    $ 6.40164         0
   01/01/2009 to 12/31/2009...........  $ 6.40164    $ 8.15779         0
   01/01/2010 to 12/31/2010...........  $ 8.15779    $10.30649         0
   01/01/2011 to 12/31/2011...........  $10.30649    $10.29024         0
   01/01/2012 to 12/31/2012...........  $10.29024    $11.35405         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06329    $ 6.53930         0
   01/01/2009 to 12/31/2009...........  $ 6.53930    $ 7.86926         0
   01/01/2010 to 12/31/2010...........  $ 7.86926    $ 9.29221         0
   01/01/2011 to 04/29/2011...........  $ 9.29221    $10.41690         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.31183         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10124    $ 5.56961         0
   01/01/2009 to 12/31/2009...........  $ 5.56961    $ 9.10580         0
   01/01/2010 to 12/31/2010...........  $ 9.10580    $10.93147         0
   01/01/2011 to 12/31/2011...........  $10.93147    $ 8.55733         0
   01/01/2012 to 12/31/2012...........  $ 8.55733    $ 9.90799         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00706    $ 9.66787         0
   01/01/2009 to 12/31/2009...........  $ 9.66787    $10.46317         0
   01/01/2010 to 12/31/2010...........  $10.46317    $10.67366         0
   01/01/2011 to 12/31/2011...........  $10.67366    $10.71554         0
   01/01/2012 to 12/31/2012...........  $10.71554    $11.01459         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01461    $ 9.36846         0
   01/01/2009 to 12/31/2009...........  $ 9.36846    $10.71847         0
   01/01/2010 to 12/31/2010...........  $10.71847    $11.33604         0
   01/01/2011 to 12/31/2011...........  $11.33604    $11.48422         0
   01/01/2012 to 12/31/2012...........  $11.48422    $12.32649         0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.05958    $ 8.12914         0
   01/01/2009 to 12/31/2009...........  $ 8.12914    $ 9.58079         0
   01/01/2010 to 12/31/2010...........  $ 9.58079    $10.40137         0
   01/01/2011 to 12/31/2011...........  $10.40137    $10.31451         0
   01/01/2012 to 12/31/2012...........  $10.31451    $11.17743         0
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01841    $10.06769         0
   01/01/2012 to 12/31/2012...........  $10.06769    $10.58738         0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.17592    $ 6.65612         0
   01/01/2009 to 12/31/2009...........  $ 6.65612    $ 7.96135         0
   01/01/2010 to 12/31/2010...........  $ 7.96135    $ 8.99312         0
   01/01/2011 to 12/31/2011...........  $ 8.99312    $ 9.13532         0
   01/01/2012 to 12/31/2012...........  $ 9.13532    $10.65579         0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 8.88986         0
   01/01/2012 to 12/31/2012...........  $ 8.88986    $ 9.87653         0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09923    $ 6.69002         0
   01/01/2009 to 12/31/2009...........  $ 6.69002    $ 8.33217         0
   01/01/2010 to 12/31/2010...........  $ 8.33217    $ 9.35429         0
   01/01/2011 to 12/31/2011...........  $ 9.35429    $ 8.96522         0
   01/01/2012 to 12/31/2012...........  $ 8.96522    $10.20193         0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08200    $ 7.31629         0
   01/01/2009 to 12/31/2009...........  $ 7.31629    $ 9.15270         0
   01/01/2010 to 12/31/2010...........  $ 9.15270    $10.04800         0
   01/01/2011 to 12/31/2011...........  $10.04800    $ 9.53223         0
   01/01/2012 to 12/31/2012...........  $ 9.53223    $10.40121         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18954    $ 7.25288         0
   01/01/2009 to 12/31/2009...........  $ 7.25288    $ 9.53575         0
   01/01/2010 to 12/31/2010...........  $ 9.53575    $12.77229         0
   01/01/2011 to 12/31/2011...........  $12.77229    $12.41776         0
   01/01/2012 to 12/31/2012...........  $12.41776    $13.67631         0
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23196    $ 7.58670         0
   01/01/2009 to 12/31/2009...........  $ 7.58670    $ 9.46019         0
   01/01/2010 to 12/31/2010...........  $ 9.46019    $11.70297         0
   01/01/2011 to 12/31/2011...........  $11.70297    $10.80386         0
   01/01/2012 to 12/31/2012...........  $10.80386    $12.53362         0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09815    $ 7.70256         0
   01/01/2009 to 12/31/2009...........  $ 7.70256    $ 9.38822         0
   01/01/2010 to 12/31/2010...........  $ 9.38822    $10.28094         0
   01/01/2011 to 12/31/2011...........  $10.28094    $10.29471         0
   01/01/2012 to 12/31/2012...........  $10.29471    $11.47165         0
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24283    $ 6.26636         0
   01/01/2009 to 12/31/2009...........  $ 6.26636    $ 7.61660         0
   01/01/2010 to 12/31/2010...........  $ 7.61660    $ 8.46878         0
   01/01/2011 to 12/31/2011...........  $ 8.46878    $ 8.17880         0
   01/01/2012 to 12/31/2012...........  $ 8.17880    $ 9.41527         0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.03812    $ 9.39367         0
   01/01/2009 to 12/31/2009...........  $ 9.39367    $10.34037         0
   01/01/2010 to 12/31/2010...........  $10.34037    $10.73569         0
   01/01/2011 to 12/31/2011...........  $10.73569    $10.97564         0
   01/01/2012 to 12/31/2012...........  $10.97564    $11.33906         0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10447    $ 6.60803         0
   01/01/2009 to 12/31/2009...........  $ 6.60803    $ 9.95094         0
   01/01/2010 to 12/31/2010...........  $ 9.95094    $11.31499         0
   01/01/2011 to 12/31/2011...........  $11.31499    $10.92140         0
   01/01/2012 to 12/31/2012...........  $10.92140    $12.60811         0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18465    $ 5.55442         0
   01/01/2009 to 12/31/2009...........  $ 5.55442    $ 8.14473         0
   01/01/2010 to 12/31/2010...........  $ 8.14473    $ 9.63249         0
   01/01/2011 to 12/31/2011...........  $ 9.63249    $ 8.04678         0
   01/01/2012 to 12/31/2012...........  $ 8.04678    $ 8.18609         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14022    $ 6.32737         0
   01/01/2009 to 12/31/2009...........  $ 6.32737    $ 7.97872         0
   01/01/2010 to 12/31/2010...........  $ 7.97872    $ 8.98034         0
   01/01/2011 to 12/31/2011...........  $ 8.98034    $ 8.51275         0
   01/01/2012 to 12/31/2012...........  $ 8.51275    $ 9.27789         0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00824    $ 9.08213         0
   01/01/2009 to 12/31/2009...........  $ 9.08213    $ 9.95415         0
   01/01/2010 to 12/31/2010...........  $ 9.95415    $10.53555         0
   01/01/2011 to 12/31/2011...........  $10.53555    $10.96767         0
   01/01/2012 to 12/31/2012...........  $10.96767    $11.61375         0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07806    $ 6.63531         0
   01/01/2009 to 12/31/2009...........  $ 6.63531    $ 8.47351         0
   01/01/2010 to 12/31/2010...........  $ 8.47351    $ 9.17161         0
   01/01/2011 to 12/31/2011...........  $ 9.17161    $ 8.85484         0
   01/01/2012 to 09/21/2012...........  $ 8.85484    $ 9.90806         0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08894    $ 7.66234         0
   01/01/2009 to 12/31/2009...........  $ 7.66234    $ 9.14566         0
   01/01/2010 to 12/31/2010...........  $ 9.14566    $10.53862         0
   01/01/2011 to 12/31/2011...........  $10.53862    $11.06627         0
   01/01/2012 to 12/31/2012...........  $11.06627    $12.04467         0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26796    $ 7.03399         0
   01/01/2009 to 12/31/2009...........  $ 7.03399    $ 9.03365         0
   01/01/2010 to 12/31/2010...........  $ 9.03365    $10.76678         0
   01/01/2011 to 12/31/2011...........  $10.76678    $11.15292         0
   01/01/2012 to 12/31/2012...........  $11.15292    $13.36984         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38565    $ 5.26569         0
   01/01/2009 to 12/31/2009...........  $ 5.26569    $ 5.94603         0
   01/01/2010 to 12/31/2010...........  $ 5.94603    $ 6.47619         0
   01/01/2011 to 12/31/2011...........  $ 6.47619    $ 5.47919         0
   01/01/2012 to 12/31/2012...........  $ 5.47919    $ 6.71000         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15187    $ 8.32620         0
   01/01/2009 to 12/31/2009...........  $ 8.32620    $ 9.77371         0
   01/01/2010 to 12/31/2010...........  $ 9.77371    $ 9.86916         0
   01/01/2011 to 12/31/2011...........  $ 9.86916    $10.67018         0
   01/01/2012 to 12/31/2012...........  $10.67018    $12.29923         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16538    $ 6.08955         0
   01/01/2009 to 12/31/2009...........  $ 6.08955    $ 7.41970         0
   01/01/2010 to 12/31/2010...........  $ 7.41970    $ 9.01509         0
   01/01/2011 to 12/31/2011...........  $ 9.01509    $ 8.69362         0
   01/01/2012 to 12/31/2012...........  $ 8.69362    $ 9.88393         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11061    $ 6.70842         0
   01/01/2009 to 12/31/2009...........  $ 6.70842    $ 8.54497         0
   01/01/2010 to 12/31/2010...........  $ 8.54497    $ 9.49588         0
   01/01/2011 to 12/31/2011...........  $ 9.49588    $ 9.61554         0
   01/01/2012 to 12/31/2012...........  $ 9.61554    $10.64117         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24139    $ 6.26415         0
   01/01/2009 to 12/31/2009...........  $ 6.26415    $ 7.34766         0
   01/01/2010 to 12/31/2010...........  $ 7.34766    $ 8.14450         0
   01/01/2011 to 12/31/2011...........  $ 8.14450    $ 7.89453         0
   01/01/2012 to 12/31/2012...........  $ 7.89453    $ 8.94609         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07239    $ 6.19227         0
   01/01/2009 to 12/31/2009...........  $ 6.19227    $ 8.40939         0
   01/01/2010 to 12/31/2010...........  $ 8.40939    $10.60304         0
   01/01/2011 to 12/31/2011...........  $10.60304    $10.10944         0
   01/01/2012 to 12/31/2012...........  $10.10944    $11.45211         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18836    $ 6.45633         0
   01/01/2009 to 12/31/2009...........  $ 6.45633    $ 8.29598         0
   01/01/2010 to 12/31/2010...........  $ 8.29598    $ 9.81122         0
   01/01/2011 to 12/31/2011...........  $ 9.81122    $ 9.25529         0
   01/01/2012 to 12/31/2012...........  $ 9.25529    $10.59209         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25887    $ 5.51149         0
   01/01/2009 to 12/31/2009...........  $ 5.51149    $ 6.92096         0
   01/01/2010 to 12/31/2010...........  $ 6.92096    $ 8.47318         0
   01/01/2011 to 12/31/2011...........  $ 8.47318    $ 8.71466         0
   01/01/2012 to 12/31/2012...........  $ 8.71466    $10.02532         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11351    $ 6.80149         0
   01/01/2009 to 12/31/2009...........  $ 6.80149    $ 8.42557         0
   01/01/2010 to 12/31/2010...........  $ 8.42557    $10.40079         0
   01/01/2011 to 12/31/2011...........  $10.40079    $10.34305         0
   01/01/2012 to 12/31/2012...........  $10.34305    $11.42228         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22851    $ 7.17038         0
   01/01/2009 to 12/31/2009...........  $ 7.17038    $ 8.47653         0
   01/01/2010 to 12/31/2010...........  $ 8.47653    $10.16214         0
   01/01/2011 to 12/31/2011...........  $10.16214    $ 9.56846         0
   01/01/2012 to 12/31/2012...........  $ 9.56846    $10.91226         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27808    $ 7.25991         0
   01/01/2009 to 12/31/2009...........  $ 7.25991    $ 7.64985         0
   01/01/2010 to 12/31/2010...........  $ 7.64985    $ 8.68915         0
   01/01/2011 to 12/31/2011...........  $ 8.68915    $ 8.69092         0
   01/01/2012 to 12/31/2012...........  $ 8.69092    $ 9.94218         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09854    $ 7.20656         0
   01/01/2009 to 12/31/2009...........  $ 7.20656    $ 7.83528         0
   01/01/2010 to 12/31/2010...........  $ 7.83528    $ 8.15080         0
   01/01/2011 to 12/31/2011...........  $ 8.15080    $ 9.40429         0
   01/01/2012 to 12/31/2012...........  $ 9.40429    $ 9.24602         0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.87595    $ 9.61124      459,255
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057      547,140
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836      450,724
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410      513,039
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.87679    $ 9.75519      131,788
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553      135,608
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481      114,020
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762      134,628
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.92829    $ 8.58067       27,509
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667       30,823
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413       29,907
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.19381    $ 9.85682      514,826
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424      623,828
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238      513,328
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514      568,077
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301            0
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.15979    $ 9.05722        4,729
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424       10,725
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979        6,851
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104        8,155
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.67946    $ 9.37189            0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992            0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263            0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.35693    $11.08899       13,607
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943            0
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663            0
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125            0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.31795    $10.95660        9,277
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397        2,796
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798            0
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708            0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.37136    $ 8.78306            0
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023      124,160
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       31,645
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110      119,889
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       42,207
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130       17,563
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256      129,732
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       78,339
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215      121,338
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.68587    $ 9.43787      756,117
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081      841,809
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525      664,857
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171      738,280
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.46033    $ 8.88278       62,367
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608      188,331
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046      153,263
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351      178,973
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.90350    $10.43374          769
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        4,215
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398        2,362
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270        2,957
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25161    $ 9.44657          419
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759          552
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,228
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       13,532

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.45921    $ 8.91773       32,521
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       34,121
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220       29,657
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502       35,765
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.14912    $ 8.79176       59,158
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      122,916
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771      106,370
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497      132,161
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74958    $ 8.22871      194,848
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      231,128
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      139,885
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      178,028
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228      287,894
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.72102    $ 8.09735        5,233
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158        6,010
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        4,981
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        5,740
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.70655    $11.14229       16,802
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954       19,798
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664       14,398
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906       16,997
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.86039    $ 8.28115       15,497
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       14,804
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626       12,131
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,308
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.60556    $11.55150       21,686
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365       27,187
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390       14,769
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       17,529
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.40079    $ 9.50032       20,133
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873       26,327
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963       16,354
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932       19,728
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.32397    $10.41539        8,617
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106        8,821
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628        7,557
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633        6,923

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77262    $ 9.20795      169,953
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437      246,741
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640      224,887
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133      245,096
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.12316    $ 8.02258       11,074
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442       17,704
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310       13,585
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880       14,349
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.80863    $ 8.82960        8,210
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       14,616
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       11,572
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       14,585
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.75152    $11.69915            0
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222            0
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915      734,889
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214      258,045
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25510    $ 8.86201       51,073
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       81,692
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       78,604
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       95,134
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.66215    $11.19913       73,978
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468       48,426
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212       49,180
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601       53,878
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842            0
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224        5,530
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596        2,477
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636        3,661
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.85533    $10.55484       27,364
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084       29,556
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724       16,203
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        8,507

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19286    $ 7.84723       10,059
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,566
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        1,091
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903          953
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.18892    $11.08201        6,692
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        6,398
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        5,812
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        5,928
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.14869    $ 9.09565       38,033
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       44,092
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,878
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       22,256
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.61571    $11.44852        4,567
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852       11,176
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        5,867
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384       11,046
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.20290    $ 9.95377        7,371
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        7,855
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        6,683
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        1,327
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28569    $ 9.66687        4,858
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633        5,260
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083        3,578
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074        3,835
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.51016    $10.38554        4,216
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444        3,814
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685        9,408
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027        6,733
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.89513    $ 9.34880       12,468
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       18,504
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,663
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       13,801
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.69044    $10.78443        1,654
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848        1,255
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037          704
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812          671
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06981    $ 8.59892       19,993
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       24,756
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       27,511
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.17479    $ 9.09942       32,359
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854       41,589
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304       29,187
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663       32,287
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.94837    $11.50428        1,394
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999        1,551
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036        1,375
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290        1,472
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.81924    $11.99359      123,840
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844      157,774
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777      136,313
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245      134,484
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.10263    $10.55805       87,109
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      157,813
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      152,754
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      217,057
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.49160    $ 8.26135            0
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751            0
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038            0
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77096    $ 8.32531       98,458
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197      216,833
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898      157,873
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832      200,832
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.24623    $10.14527       99,514
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210      203,870
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553      149,749
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210      167,144
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.63863    $ 8.72427        2,940
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        3,581
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        2,407
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        2,930
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.67202    $ 9.96698        2,982
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368        3,324
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136        1,159
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554        1,344
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.69843    $10.53936      203,180
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      287,813
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      278,077
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      311,349
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.28048    $ 8.03515       30,619
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968       36,104
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982       21,960
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807       19,270
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04231    $11.14805        7,204
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        8,258
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        7,397
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        7,799
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.38445    $ 9.74439       17,808
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       26,220
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       18,277
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       23,771
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.88124    $13.21257       15,189
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       17,006
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       11,386
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       10,344

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.85099    $ 8.70257       23,967
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       15,158
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       14,045
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       15,657
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.42755    $10.16667       52,562
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520       63,085
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085       53,550
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431       48,593
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.63859    $ 8.46640      264,331
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945      380,177
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880      261,590
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28105    $ 9.13821            0
   01/01/2010 to 12/31/2010...........  $ 9.13821    $10.52485            0
   01/01/2011 to 12/31/2011...........  $10.52485    $11.04636            0
   01/01/2012 to 12/31/2012...........  $11.04636    $12.01719            0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........  $ 7.28936    $ 9.02631            0
   01/01/2010 to 12/31/2010...........  $ 9.02631    $10.75277            0
   01/01/2011 to 12/31/2011...........  $10.75277    $11.13296            0
   01/01/2012 to 12/31/2012...........  $11.13296    $13.33945            0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........  $ 4.52641    $ 5.94096            0
   01/01/2010 to 12/31/2010...........  $ 5.94096    $ 6.46752            0
   01/01/2011 to 12/31/2011...........  $ 6.46752    $ 5.46912            0
   01/01/2012 to 12/31/2012...........  $ 5.46912    $ 6.69433            0
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........  $ 7.60896    $ 9.76568            0
   01/01/2010 to 12/31/2010...........  $ 9.76568    $ 9.85620            0
   01/01/2011 to 12/31/2011...........  $ 9.85620    $10.65089            0
   01/01/2012 to 12/31/2012...........  $10.65089    $12.27108            0
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........  $ 5.85686    $ 7.41364            0
   01/01/2010 to 12/31/2010...........  $ 7.41364    $ 9.00330            0
   01/01/2011 to 12/31/2011...........  $ 9.00330    $ 8.67801            0
   01/01/2012 to 12/31/2012...........  $ 8.67801    $ 9.86134            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.78961    $ 8.53791       1,458
   01/01/2010 to 12/31/2010...........  $ 8.53791    $ 9.48341       1,433
   01/01/2011 to 12/31/2011...........  $ 9.48341    $ 9.59816         709
   01/01/2012 to 12/31/2012...........  $ 9.59816    $10.61681           0
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 5.79280    $ 7.34149           0
   01/01/2010 to 12/31/2010...........  $ 7.34149    $ 8.13357           0
   01/01/2011 to 12/31/2011...........  $ 8.13357    $ 7.88003           0
   01/01/2012 to 12/31/2012...........  $ 7.88003    $ 8.92535           0
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.62098    $ 8.40241           0
   01/01/2010 to 12/31/2010...........  $ 8.40241    $10.58907           0
   01/01/2011 to 12/31/2011...........  $10.58907    $10.09124           0
   01/01/2012 to 12/31/2012...........  $10.09124    $11.42578           0
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.42910    $ 8.28919           0
   01/01/2010 to 12/31/2010...........  $ 8.28919    $ 9.79829           0
   01/01/2011 to 12/31/2011...........  $ 9.79829    $ 9.23856           0
   01/01/2012 to 12/31/2012...........  $ 9.23856    $10.56774           0
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........  $ 4.73304    $ 6.91515         600
   01/01/2010 to 12/31/2010...........  $ 6.91515    $ 8.46186       1,086
   01/01/2011 to 12/31/2011...........  $ 8.46186    $ 8.69881         664
   01/01/2012 to 12/31/2012...........  $ 8.69881    $10.00220         858
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.68731    $ 8.41852           0
   01/01/2010 to 12/31/2010...........  $ 8.41852    $10.38693           0
   01/01/2011 to 12/31/2011...........  $10.38693    $10.32414           0
   01/01/2012 to 12/31/2012...........  $10.32414    $11.39586           0
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.79040    $ 8.46946           0
   01/01/2010 to 12/31/2010...........  $ 8.46946    $10.14864           0
   01/01/2011 to 12/31/2011...........  $10.14864    $ 9.55113           0
   01/01/2012 to 12/31/2012...........  $ 9.55113    $10.88707           0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........  $ 7.03080    $ 7.64346           0
   01/01/2010 to 12/31/2010...........  $ 7.64346    $ 8.67756           0
   01/01/2011 to 12/31/2011...........  $ 8.67756    $ 8.67508           0
   01/01/2012 to 12/31/2012...........  $ 8.67508    $ 9.91918           0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........  $ 6.52883    $ 7.82890       1,649
   01/01/2010 to 12/31/2010...........  $ 7.82890    $ 8.14003       1,609
   01/01/2011 to 12/31/2011...........  $ 8.14003    $ 9.38722       1,666
   01/01/2012 to 12/31/2012...........  $ 9.38722    $ 9.22480       2,021



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY OR HAV
                      AND HD GRO OR HD GRO 60 BPS (2.10%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39084    $10.96256     1,587,635
   01/01/2007 to 12/31/2007...........  $10.96256    $11.72459     1,930,150
   01/01/2008 to 12/31/2008...........  $11.72459    $ 7.82811     1,567,491
   01/01/2009 to 12/31/2009...........  $ 7.82811    $ 9.53480     1,612,808
   01/01/2010 to 12/31/2010...........  $ 9.53480    $10.45610     1,593,182
   01/01/2011 to 12/31/2011...........  $10.45610    $ 9.96902     1,428,681
   01/01/2012 to 12/31/2012...........  $ 9.96902    $10.99065     1,370,628
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14401    $10.62496        89,865
   01/01/2007 to 12/31/2007...........  $10.62496    $11.39463       150,608
   01/01/2008 to 12/31/2008...........  $11.39463    $ 7.83393       185,867
   01/01/2009 to 12/31/2009...........  $ 7.83393    $ 9.68309       176,178
   01/01/2010 to 12/31/2010...........  $ 9.68309    $10.78380       185,034
   01/01/2011 to 12/31/2011...........  $10.78380    $10.57416       172,136
   01/01/2012 to 12/31/2012...........  $10.57416    $11.76991       182,253
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70202    $11.78602             0
   01/01/2007 to 12/31/2007...........  $11.78602    $11.53005             0
   01/01/2008 to 12/31/2008...........  $11.53005    $ 7.36892             0
   01/01/2009 to 12/31/2009...........  $ 7.36892    $ 8.50008         1,219
   01/01/2010 to 12/31/2010...........  $ 8.50008    $ 9.47802           849
   01/01/2011 to 12/31/2011...........  $ 9.47802    $ 9.61485           540
   01/01/2012 to 05/04/2012...........  $ 9.61485    $10.43222             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34133    $10.85494       563,371
   01/01/2007 to 12/31/2007...........  $10.85494    $11.59528       819,648
   01/01/2008 to 12/31/2008...........  $11.59528    $ 8.09712       895,906
   01/01/2009 to 12/31/2009...........  $ 8.09712    $ 9.77820     1,656,995
   01/01/2010 to 12/31/2010...........  $ 9.77820    $10.75644     1,549,530
   01/01/2011 to 12/31/2011...........  $10.75644    $10.40750     1,394,327
   01/01/2012 to 12/31/2012...........  $10.40750    $11.46480     1,298,098

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99772    $ 9.14094      488,534
   01/01/2012 to 12/31/2012...........  $ 9.14094    $10.01761      466,328
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52704    $12.73070            0
   01/01/2007 to 12/31/2007...........  $12.73070    $12.61442            0
   01/01/2008 to 12/31/2008...........  $12.61442    $ 7.74619            0
   01/01/2009 to 12/31/2009...........  $ 7.74619    $ 8.97205        5,041
   01/01/2010 to 12/31/2010...........  $ 8.97205    $ 9.88094        2,821
   01/01/2011 to 12/31/2011...........  $ 9.88094    $ 9.63030        2,402
   01/01/2012 to 12/31/2012...........  $ 9.63030    $10.69602        2,532
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 9.35356            0
   01/01/2010 to 12/31/2010...........  $ 9.35356    $10.13009            0
   01/01/2011 to 12/31/2011...........  $10.13009    $10.87842            0
   01/01/2012 to 12/31/2012...........  $10.87842    $11.09802            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.00560            0
   01/01/2009 to 12/31/2009...........  $12.00560    $11.04716            0
   01/01/2010 to 12/31/2010...........  $11.04716    $12.03026            0
   01/01/2011 to 12/31/2011...........  $12.03026    $13.38327            0
   01/01/2012 to 12/31/2012...........  $13.38327    $13.85687            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.07427            0
   01/01/2009 to 12/31/2009...........  $12.07427    $10.91522            0
   01/01/2010 to 12/31/2010...........  $10.91522    $11.90528            0
   01/01/2011 to 12/31/2011...........  $11.90528    $13.52335            0
   01/01/2012 to 12/31/2012...........  $13.52335    $14.02085            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 8.76579            0
   01/01/2010 to 12/31/2010...........  $ 8.76579    $ 9.60243       23,064
   01/01/2011 to 12/31/2011...........  $ 9.60243    $11.16178            0
   01/01/2012 to 12/31/2012...........  $11.16178    $11.62262            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99772    $10.97956       46,018
   01/01/2011 to 12/31/2011...........  $10.97956    $12.93718      207,955
   01/01/2012 to 12/31/2012...........  $12.93718    $13.53150       59,541
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99829    $11.98927       71,599
   01/01/2012 to 12/31/2012...........  $11.98927    $12.42891      164,701

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99773    $10.37175        41,507
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50991    $11.13864     1,215,170
   01/01/2007 to 12/31/2007...........  $11.13864    $11.96972     1,644,246
   01/01/2008 to 12/31/2008...........  $11.96972    $ 7.62723     1,534,827
   01/01/2009 to 12/31/2009...........  $ 7.62723    $ 9.36253     1,332,703
   01/01/2010 to 12/31/2010...........  $ 9.36253    $10.39654     1,300,845
   01/01/2011 to 12/31/2011...........  $10.39654    $ 9.93585     1,254,162
   01/01/2012 to 12/31/2012...........  $ 9.93585    $11.06664     1,212,296
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08098    $ 7.32618             0
   01/01/2009 to 12/31/2009...........  $ 7.32618    $ 8.85373        19,485
   01/01/2010 to 12/31/2010...........  $ 8.85373    $ 9.70515        15,059
   01/01/2011 to 12/31/2011...........  $ 9.70515    $ 9.33306        10,889
   01/01/2012 to 12/31/2012...........  $ 9.33306    $10.08071        11,025
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.12069    $16.03849             0
   01/01/2007 to 12/31/2007...........  $16.03849    $12.57515             0
   01/01/2008 to 12/31/2008...........  $12.57515    $ 7.99901             0
   01/01/2009 to 12/31/2009...........  $ 7.99901    $10.33588         2,237
   01/01/2010 to 12/31/2010...........  $10.33588    $13.02810         2,600
   01/01/2011 to 12/31/2011...........  $13.02810    $13.60150         1,302
   01/01/2012 to 12/31/2012...........  $13.60150    $15.36585         1,626
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22786    $11.72822             0
   01/01/2007 to 12/31/2007...........  $11.72822    $ 9.44487             0
   01/01/2008 to 07/18/2008...........  $ 9.44487    $ 8.63406             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.17005    $12.07703             0
   01/01/2007 to 12/31/2007...........  $12.07703    $13.15347             0
   01/01/2008 to 12/31/2008...........  $13.15347    $ 7.20232             0
   01/01/2009 to 12/31/2009...........  $ 7.20232    $ 9.35819         1,833
   01/01/2010 to 12/31/2010...........  $ 9.35819    $12.14893         1,207
   01/01/2011 to 12/31/2011...........  $12.14893    $10.33909           879
   01/01/2012 to 12/31/2012...........  $10.33909    $12.15880           990
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10349    $ 7.48594             0
   01/01/2009 to 12/31/2009...........  $ 7.48594    $ 8.88862             0
   01/01/2010 to 12/31/2010...........  $ 8.88862    $ 9.86581             0
   01/01/2011 to 12/31/2011...........  $ 9.86581    $ 9.42431             0
   01/01/2012 to 12/31/2012...........  $ 9.42431    $10.48872             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04424    $10.54620       86,221
   01/01/2007 to 12/31/2007...........  $10.54620    $11.21183      142,734
   01/01/2008 to 12/31/2008...........  $11.21183    $ 7.19391      201,709
   01/01/2009 to 12/31/2009...........  $ 7.19391    $ 8.72643      227,201
   01/01/2010 to 12/31/2010...........  $ 8.72643    $ 9.77460      234,352
   01/01/2011 to 12/31/2011...........  $ 9.77460    $ 9.42980      192,497
   01/01/2012 to 12/31/2012...........  $ 9.42980    $10.21781      191,557
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16392    $10.44781       45,180
   01/01/2007 to 12/31/2007...........  $10.44781    $11.40006      259,165
   01/01/2008 to 12/31/2008...........  $11.40006    $ 6.61982      197,532
   01/01/2009 to 12/31/2009...........  $ 6.61982    $ 8.16779      203,840
   01/01/2010 to 12/31/2010...........  $ 8.16779    $ 9.52139      214,824
   01/01/2011 to 12/31/2011...........  $ 9.52139    $ 8.74633      190,966
   01/01/2012 to 12/31/2012...........  $ 8.74633    $ 9.67312      199,158
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99830    $ 7.45903            0
   01/01/2009 to 11/13/2009...........  $ 7.45903    $ 8.31266            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.71807       33,688
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17497    $ 6.10196            0
   01/01/2009 to 12/31/2009...........  $ 6.10196    $ 8.07411            0
   01/01/2010 to 12/31/2010...........  $ 8.07411    $ 9.50539            0
   01/01/2011 to 12/31/2011...........  $ 9.50539    $ 8.84098            0
   01/01/2012 to 12/31/2012...........  $ 8.84098    $10.97977            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22202    $11.55044            0
   01/01/2007 to 12/31/2007...........  $11.55044    $12.89443            0
   01/01/2008 to 12/31/2008...........  $12.89443    $ 7.54319            0
   01/01/2009 to 12/31/2009...........  $ 7.54319    $11.03769          426
   01/01/2010 to 12/31/2010...........  $11.03769    $11.92291          326
   01/01/2011 to 12/31/2011...........  $11.92291    $11.21585          223
   01/01/2012 to 12/31/2012...........  $11.21585    $13.15596          245
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63443    $11.75065            0
   01/01/2007 to 12/31/2007...........  $11.75065    $12.09783            0
   01/01/2008 to 12/31/2008...........  $12.09783    $ 7.02744            0
   01/01/2009 to 12/31/2009...........  $ 7.02744    $ 8.20364            0
   01/01/2010 to 12/31/2010...........  $ 8.20364    $ 9.07038            0
   01/01/2011 to 12/31/2011...........  $ 9.07038    $ 8.39373            0
   01/01/2012 to 12/31/2012...........  $ 8.39373    $ 9.83764            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10295    $10.97316            0
   01/01/2007 to 12/31/2007...........  $10.97316    $12.82556            0
   01/01/2008 to 12/31/2008...........  $12.82556    $ 7.43719            0
   01/01/2009 to 12/31/2009...........  $ 7.43719    $11.44320       13,553
   01/01/2010 to 12/31/2010...........  $11.44320    $13.42997       10,514
   01/01/2011 to 12/31/2011...........  $13.42997    $12.76247        6,268
   01/01/2012 to 12/31/2012...........  $12.76247    $14.95130        7,570
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03318    $ 7.62514            0
   01/01/2009 to 12/31/2009...........  $ 7.62514    $ 9.47334        4,234
   01/01/2010 to 12/31/2010...........  $ 9.47334    $11.76216        4,055
   01/01/2011 to 12/31/2011...........  $11.76216    $11.67054        2,319
   01/01/2012 to 12/31/2012...........  $11.67054    $13.22351        3,051
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.07407    $10.61807            0
   01/01/2007 to 12/31/2007...........  $10.61807    $10.65661            0
   01/01/2008 to 12/31/2008...........  $10.65661    $ 7.77122            0
   01/01/2009 to 12/31/2009...........  $ 7.77122    $10.31751        5,150
   01/01/2010 to 12/31/2010...........  $10.31751    $11.46953        3,559
   01/01/2011 to 12/31/2011...........  $11.46953    $11.59051        2,308
   01/01/2012 to 12/31/2012...........  $11.59051    $12.92677        2,750
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08916    $ 7.59473            0
   01/01/2009 to 12/31/2009...........  $ 7.59473    $ 9.17789       18,916
   01/01/2010 to 12/31/2010...........  $ 9.17789    $10.03174       18,311
   01/01/2011 to 12/31/2011...........  $10.03174    $ 9.77586       15,895
   01/01/2012 to 12/31/2012...........  $ 9.77586    $10.54431       17,907
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99181    $10.57717            0
   01/01/2007 to 12/31/2007...........  $10.57717    $12.33211            0
   01/01/2008 to 12/31/2008...........  $12.33211    $ 6.01096            0
   01/01/2009 to 12/31/2009...........  $ 6.01096    $ 7.96493        4,501
   01/01/2010 to 12/31/2010...........  $ 7.96493    $ 8.93213        5,917
   01/01/2011 to 12/31/2011...........  $ 8.93213    $ 7.61791        2,729
   01/01/2012 to 12/31/2012...........  $ 7.61791    $ 8.98064        3,740
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00996    $10.83950            0
   01/01/2007 to 12/31/2007...........  $10.83950    $12.50545            0
   01/01/2008 to 12/31/2008...........  $12.50545    $ 6.85844            0
   01/01/2009 to 12/31/2009...........  $ 6.85844    $ 8.76614            0
   01/01/2010 to 12/31/2010...........  $ 8.76614    $ 9.53741        1,470
   01/01/2011 to 12/31/2011...........  $ 9.53741    $ 8.16907        1,035
   01/01/2012 to 12/31/2012...........  $ 8.16907    $ 9.33514        1,321

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11168    $ 7.11981        1,226
   01/01/2009 to 12/31/2009...........  $ 7.11981    $ 8.83303        1,226
   01/01/2010 to 12/31/2010...........  $ 8.83303    $ 9.84678        1,226
   01/01/2011 to 12/31/2011...........  $ 9.84678    $ 9.58958        1,226
   01/01/2012 to 12/31/2012...........  $ 9.58958    $10.66782        2,341
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92771    $11.52382            0
   01/01/2007 to 12/31/2007...........  $11.52382    $11.50472       54,457
   01/01/2008 to 12/31/2008...........  $11.50472    $ 9.28305       85,317
   01/01/2009 to 12/31/2009...........  $ 9.28305    $11.09414      121,124
   01/01/2010 to 12/31/2010...........  $11.09414    $11.66131      134,319
   01/01/2011 to 12/31/2011...........  $11.66131    $11.44852      120,324
   01/01/2012 to 12/31/2012...........  $11.44852    $12.41462      123,775
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08368    $10.28503            0
   01/01/2010 to 12/31/2010...........  $10.28503    $11.21345            0
   01/01/2011 to 12/31/2011...........  $11.21345    $11.05588            0
   01/01/2012 to 12/31/2012...........  $11.05588    $12.47267            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14506    $10.29482            0
   01/01/2010 to 12/31/2010...........  $10.29482    $11.46695            0
   01/01/2011 to 12/31/2011...........  $11.46695    $10.57191          394
   01/01/2012 to 12/31/2012...........  $10.57191    $11.72442          423
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.09563    $12.76794            0
   01/01/2007 to 12/31/2007...........  $12.76794    $13.68437            0
   01/01/2008 to 12/31/2008...........  $13.68437    $ 7.85645            0
   01/01/2009 to 12/31/2009...........  $ 7.85645    $10.45584        6,768
   01/01/2010 to 12/31/2010...........  $10.45584    $10.97517        6,187
   01/01/2011 to 12/31/2011...........  $10.97517    $ 9.76606        3,856
   01/01/2012 to 12/31/2012...........  $ 9.76606    $11.66046        4,921
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06758    $12.20570            0
   01/01/2007 to 12/31/2007...........  $12.20570    $11.59635            0
   01/01/2008 to 12/31/2008...........  $11.59635    $ 6.64525            0
   01/01/2009 to 12/31/2009...........  $ 6.64525    $ 7.77344            0
   01/01/2010 to 12/31/2010...........  $ 7.77344    $ 8.61549            0
   01/01/2011 to 12/31/2011...........  $ 8.61549    $ 8.08549            0
   01/01/2012 to 12/31/2012...........  $ 8.08549    $ 9.25614            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19930    $10.66276           0
   01/01/2007 to 12/31/2007...........  $10.66276    $11.07795           0
   01/01/2008 to 12/31/2008...........  $11.07795    $ 8.32703           0
   01/01/2009 to 12/31/2009...........  $ 8.32703    $10.97791           0
   01/01/2010 to 12/31/2010...........  $10.97791    $12.19444           0
   01/01/2011 to 12/31/2011...........  $12.19444    $13.15893           0
   01/01/2012 to 12/31/2012...........  $13.15893    $13.65206           0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.14037    $11.41196           0
   01/01/2007 to 12/31/2007...........  $11.41196    $12.84853           0
   01/01/2008 to 12/31/2008...........  $12.84853    $ 7.08969           0
   01/01/2009 to 12/31/2009...........  $ 7.08969    $ 9.01029       6,703
   01/01/2010 to 12/31/2010...........  $ 9.01029    $10.56815       3,717
   01/01/2011 to 12/31/2011...........  $10.56815    $10.25660       3,328
   01/01/2012 to 12/31/2012...........  $10.25660    $11.27751       3,436
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43165    $12.71184           0
   01/01/2007 to 12/31/2007...........  $12.71184    $13.61948           0
   01/01/2008 to 12/31/2008...........  $13.61948    $ 8.80501           0
   01/01/2009 to 12/31/2009...........  $ 8.80501    $11.34102           0
   01/01/2010 to 12/31/2010...........  $11.34102    $12.44586           0
   01/01/2011 to 12/31/2011...........  $12.44586    $11.80835           0
   01/01/2012 to 12/31/2012...........  $11.80835    $14.23420           0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04383    $11.51619           0
   01/01/2007 to 12/31/2007...........  $11.51619    $12.98213           0
   01/01/2008 to 12/31/2008...........  $12.98213    $ 8.09894           0
   01/01/2009 to 12/31/2009...........  $ 8.09894    $ 9.86031       2,710
   01/01/2010 to 12/31/2010...........  $ 9.86031    $10.89230       2,251
   01/01/2011 to 12/31/2011...........  $10.89230    $10.60519       1,110
   01/01/2012 to 12/31/2012...........  $10.60519    $12.16130       1,492
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99830    $10.18113           0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04648    $11.54398           0
   01/01/2007 to 12/31/2007...........  $11.54398    $11.61648           0
   01/01/2008 to 12/31/2008...........  $11.61648    $ 7.03962           0
   01/01/2009 to 12/31/2009...........  $ 7.03962    $ 9.57597           0
   01/01/2010 to 12/31/2010...........  $ 9.57597    $11.59338           0
   01/01/2011 to 12/31/2011...........  $11.59338    $10.96336           0
   01/01/2012 to 12/31/2012...........  $10.96336    $12.71430           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99947    $10.18121           0
   01/01/2007 to 12/31/2007...........  $10.18121    $10.45961           0
   01/01/2008 to 12/31/2008...........  $10.45961    $10.50151           0
   01/01/2009 to 12/31/2009...........  $10.50151    $10.31087       1,620
   01/01/2010 to 12/31/2010...........  $10.31087    $10.10136       1,320
   01/01/2011 to 12/31/2011...........  $10.10136    $ 9.89610         931
   01/01/2012 to 12/31/2012...........  $ 9.89610    $ 9.69320       1,155
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.65255    $11.76632           0
   01/01/2007 to 12/31/2007...........  $11.76632    $11.88823           0
   01/01/2008 to 12/31/2008...........  $11.88823    $ 6.72310           0
   01/01/2009 to 12/31/2009...........  $ 6.72310    $ 9.26118           0
   01/01/2010 to 12/31/2010...........  $ 9.26118    $11.19660           0
   01/01/2011 to 12/31/2011...........  $11.19660    $10.69416           0
   01/01/2012 to 12/31/2012...........  $10.69416    $12.26785           0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02820    $10.06356           0
   01/01/2012 to 12/31/2012...........  $10.06356    $10.33649           0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35708    $12.61948           0
   01/01/2007 to 12/31/2007...........  $12.61948    $15.10271           0
   01/01/2008 to 12/31/2008...........  $15.10271    $ 8.40416           0
   01/01/2009 to 12/31/2009...........  $ 8.40416    $10.68337         725
   01/01/2010 to 12/31/2010...........  $10.68337    $13.46448         496
   01/01/2011 to 12/31/2011...........  $13.46448    $13.41030         305
   01/01/2012 to 12/31/2012...........  $13.41030    $14.76040         362
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49528    $10.84539           0
   01/01/2007 to 12/31/2007...........  $10.84539    $12.60892           0
   01/01/2008 to 12/31/2008...........  $12.60892    $ 7.09593           0
   01/01/2009 to 12/31/2009...........  $ 7.09593    $ 8.51811           0
   01/01/2010 to 12/31/2010...........  $ 8.51811    $10.03388           0
   01/01/2011 to 04/29/2011...........  $10.03388    $11.23937           0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.29470         755
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10104    $ 5.56343           0
   01/01/2009 to 12/31/2009...........  $ 5.56343    $ 9.07348       9,006
   01/01/2010 to 12/31/2010...........  $ 9.07348    $10.86611       9,479
   01/01/2011 to 12/31/2011...........  $10.86611    $ 8.48537       4,560
   01/01/2012 to 12/31/2012...........  $ 8.48537    $ 9.80073       6,477

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02751    $10.19107            0
   01/01/2007 to 12/31/2007...........  $10.19107    $10.65907            0
   01/01/2008 to 12/31/2008...........  $10.65907    $10.55615            0
   01/01/2009 to 12/31/2009...........  $10.55615    $11.39668        1,189
   01/01/2010 to 12/31/2010...........  $11.39668    $11.59752          718
   01/01/2011 to 12/31/2011...........  $11.59752    $11.61472          557
   01/01/2012 to 12/31/2012...........  $11.61472    $11.90963          599
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97094    $10.27495            0
   01/01/2007 to 12/31/2007...........  $10.27495    $10.89859            0
   01/01/2008 to 12/31/2008...........  $10.89859    $10.43321            0
   01/01/2009 to 12/31/2009...........  $10.43321    $11.90738       26,799
   01/01/2010 to 12/31/2010...........  $11.90738    $12.56259       24,343
   01/01/2011 to 12/31/2011...........  $12.56259    $12.69567       16,545
   01/01/2012 to 12/31/2012...........  $12.69567    $13.59329       19,049
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19258    $10.61053      210,114
   01/01/2007 to 12/31/2007...........  $10.61053    $11.29724      272,323
   01/01/2008 to 12/31/2008...........  $11.29724    $ 8.90875      295,553
   01/01/2009 to 12/31/2009...........  $ 8.90875    $10.47389      380,695
   01/01/2010 to 12/31/2010...........  $10.47389    $11.34306      390,743
   01/01/2011 to 12/31/2011...........  $11.34306    $11.22072      401,647
   01/01/2012 to 12/31/2012...........  $11.22072    $12.12964      414,041
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01821    $10.06345            0
   01/01/2012 to 12/31/2012...........  $10.06345    $10.55681            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62830    $11.43057            0
   01/01/2007 to 12/31/2007...........  $11.43057    $11.42738            0
   01/01/2008 to 12/31/2008...........  $11.42738    $ 6.85882            0
   01/01/2009 to 12/31/2009...........  $ 6.85882    $ 8.18377            0
   01/01/2010 to 12/31/2010...........  $ 8.18377    $ 9.22175            0
   01/01/2011 to 12/31/2011...........  $ 9.22175    $ 9.34460            0
   01/01/2012 to 12/31/2012...........  $ 9.34460    $10.87307            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99829    $ 8.87518            0
   01/01/2012 to 12/31/2012...........  $ 8.87518    $ 9.83606            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09916    $ 6.67900        5,329
   01/01/2009 to 12/31/2009...........  $ 6.67900    $ 8.29803       13,851
   01/01/2010 to 12/31/2010...........  $ 8.29803    $ 9.29309       11,332
   01/01/2011 to 12/31/2011...........  $ 9.29309    $ 8.88479       10,261
   01/01/2012 to 12/31/2012...........  $ 8.88479    $10.08559       10,461
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45722    $11.04245            0
   01/01/2007 to 12/31/2007...........  $11.04245    $11.77871        3,266
   01/01/2008 to 12/31/2008...........  $11.77871    $ 8.05326       11,247
   01/01/2009 to 12/31/2009...........  $ 8.05326    $10.04994       51,127
   01/01/2010 to 12/31/2010...........  $10.04994    $11.00596       87,222
   01/01/2011 to 12/31/2011...........  $11.00596    $10.41555       68,916
   01/01/2012 to 12/31/2012...........  $10.41555    $11.33714       67,120
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90478    $ 9.88597            0
   01/01/2007 to 12/31/2007...........  $ 9.88597    $10.37389            0
   01/01/2008 to 12/31/2008...........  $10.37389    $ 6.60424            0
   01/01/2009 to 12/31/2009...........  $ 6.60424    $ 8.66167        4,275
   01/01/2010 to 12/31/2010...........  $ 8.66167    $11.57313        4,072
   01/01/2011 to 12/31/2011...........  $11.57313    $11.22445        1,988
   01/01/2012 to 12/31/2012...........  $11.22445    $12.33177        2,709
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.94624    $12.47456            0
   01/01/2007 to 12/31/2007...........  $12.47456    $11.53147            0
   01/01/2008 to 12/31/2008...........  $11.53147    $ 7.93778            0
   01/01/2009 to 12/31/2009...........  $ 7.93778    $ 9.87372          795
   01/01/2010 to 12/31/2010...........  $ 9.87372    $12.18462          480
   01/01/2011 to 12/31/2011...........  $12.18462    $11.22104          935
   01/01/2012 to 12/31/2012...........  $11.22104    $12.98572        1,005
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69114    $11.36989            0
   01/01/2007 to 12/31/2007...........  $11.36989    $11.83890       50,137
   01/01/2008 to 12/31/2008...........  $11.83890    $ 8.58696       64,147
   01/01/2009 to 12/31/2009...........  $ 8.58696    $10.44044      162,911
   01/01/2010 to 12/31/2010...........  $10.44044    $11.40523      179,662
   01/01/2011 to 12/31/2011...........  $11.40523    $11.39261      152,830
   01/01/2012 to 12/31/2012...........  $11.39261    $12.66397      155,529
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00641    $12.21281            0
   01/01/2007 to 12/31/2007...........  $12.21281    $11.53367            0
   01/01/2008 to 12/31/2008...........  $11.53367    $ 6.56465            0
   01/01/2009 to 12/31/2009...........  $ 6.56465    $ 7.95961            0
   01/01/2010 to 12/31/2010...........  $ 7.95961    $ 8.82843            0
   01/01/2011 to 12/31/2011...........  $ 8.82843    $ 8.50532            0
   01/01/2012 to 12/31/2012...........  $ 8.50532    $ 9.76716            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.53367    $ 9.80134            0
   01/01/2007 to 12/31/2007...........  $ 9.80134    $10.52457            0
   01/01/2008 to 12/31/2008...........  $10.52457    $10.05707            0
   01/01/2009 to 12/31/2009...........  $10.05707    $11.04358        3,089
   01/01/2010 to 12/31/2010...........  $11.04358    $11.43770        2,435
   01/01/2011 to 12/31/2011...........  $11.43770    $11.66490        1,648
   01/01/2012 to 12/31/2012...........  $11.66490    $12.02165        1,956
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93981    $10.43814            0
   01/01/2007 to 12/31/2007...........  $10.43814    $11.06414            0
   01/01/2008 to 12/31/2008...........  $11.06414    $ 6.44027            0
   01/01/2009 to 12/31/2009...........  $ 6.44027    $ 9.67446            0
   01/01/2010 to 12/31/2010...........  $ 9.67446    $10.97370            0
   01/01/2011 to 12/31/2011...........  $10.97370    $10.56605          619
   01/01/2012 to 12/31/2012...........  $10.56605    $12.16792          665
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.74361    $13.27510            0
   01/01/2007 to 12/31/2007...........  $13.27510    $18.26734            0
   01/01/2008 to 12/31/2008...........  $18.26734    $ 8.94784            0
   01/01/2009 to 12/31/2009...........  $ 8.94784    $13.08863        4,378
   01/01/2010 to 12/31/2010...........  $13.08863    $15.44154        6,187
   01/01/2011 to 12/31/2011...........  $15.44154    $12.86799        2,764
   01/01/2012 to 12/31/2012...........  $12.86799    $13.05869        3,814
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62887    $11.32444            0
   01/01/2007 to 12/31/2007...........  $11.32444    $12.15039            0
   01/01/2008 to 12/31/2008...........  $12.15039    $ 6.86312            0
   01/01/2009 to 12/31/2009...........  $ 6.86312    $ 8.63315       47,184
   01/01/2010 to 12/31/2010...........  $ 8.63315    $ 9.69323       40,775
   01/01/2011 to 12/31/2011...........  $ 9.69323    $ 9.16607       22,526
   01/01/2012 to 12/31/2012...........  $ 9.16607    $ 9.96542       24,555
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99829    $ 9.97440            0
   01/01/2008 to 12/31/2008...........  $ 9.97440    $ 9.26017            0
   01/01/2009 to 12/31/2009...........  $ 9.26017    $10.12450            0
   01/01/2010 to 12/31/2010...........  $10.12450    $10.68951        1,264
   01/01/2011 to 12/31/2011...........  $10.68951    $11.10080          429
   01/01/2012 to 12/31/2012...........  $11.10080    $11.72585          618
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07800    $ 6.62440        4,018
   01/01/2009 to 12/31/2009...........  $ 6.62440    $ 8.43880       38,984
   01/01/2010 to 12/31/2010...........  $ 8.43880    $ 9.11172       38,950
   01/01/2011 to 12/31/2011...........  $ 9.11172    $ 8.77538       29,302
   01/01/2012 to 09/21/2012...........  $ 8.77538    $ 9.80179            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING  AT END OF   OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD      PERIOD    END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08888    $ 7.64977           0
   01/01/2009 to 12/31/2009...........  $ 7.64977    $ 9.10826           0
   01/01/2010 to 12/31/2010...........  $ 9.10826    $10.46983           0
   01/01/2011 to 12/31/2011...........  $10.46983    $10.96726           0
   01/01/2012 to 12/31/2012...........  $10.96726    $11.90760           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26789    $ 7.02240           0
   01/01/2009 to 12/31/2009...........  $ 7.02240    $ 8.99671           0
   01/01/2010 to 12/31/2010...........  $ 8.99671    $10.69651           0
   01/01/2011 to 12/31/2011...........  $10.69651    $11.05307           0
   01/01/2012 to 12/31/2012...........  $11.05307    $13.21772           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38558    $ 5.25699           0
   01/01/2009 to 12/31/2009...........  $ 5.25699    $ 5.92152           0
   01/01/2010 to 12/31/2010...........  $ 5.92152    $ 6.43365           0
   01/01/2011 to 12/31/2011...........  $ 6.43365    $ 5.42982         703
   01/01/2012 to 12/31/2012...........  $ 5.42982    $ 6.63308         756
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15181    $ 8.31252           0
   01/01/2009 to 12/31/2009...........  $ 8.31252    $ 9.73373           0
   01/01/2010 to 12/31/2010...........  $ 9.73373    $ 9.80468           0
   01/01/2011 to 12/31/2011...........  $ 9.80468    $10.57454         700
   01/01/2012 to 12/31/2012...........  $10.57454    $12.15913         753
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16531    $ 6.07949           0
   01/01/2009 to 12/31/2009...........  $ 6.07949    $ 7.38932           0
   01/01/2010 to 12/31/2010...........  $ 7.38932    $ 8.95612           0
   01/01/2011 to 12/31/2011...........  $ 8.95612    $ 8.61558           0
   01/01/2012 to 12/31/2012...........  $ 8.61558    $ 9.77130           0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11054    $ 6.69736           0
   01/01/2009 to 12/31/2009...........  $ 6.69736    $ 8.51005       2,729
   01/01/2010 to 12/31/2010...........  $ 8.51005    $ 9.43387       1,647
   01/01/2011 to 12/31/2011...........  $ 9.43387    $ 9.52935       1,262
   01/01/2012 to 12/31/2012...........  $ 9.52935    $10.52001       1,357
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24132    $ 6.25380           0
   01/01/2009 to 12/31/2009...........  $ 6.25380    $ 7.31738           0
   01/01/2010 to 12/31/2010...........  $ 7.31738    $ 8.09105           0
   01/01/2011 to 12/31/2011...........  $ 8.09105    $ 7.82346           0
   01/01/2012 to 12/31/2012...........  $ 7.82346    $ 8.84385           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07232    $ 6.18199          0
   01/01/2009 to 12/31/2009...........  $ 6.18199    $ 8.37491        932
   01/01/2010 to 12/31/2010...........  $ 8.37491    $10.53374        562
   01/01/2011 to 12/31/2011...........  $10.53374    $10.01888        429
   01/01/2012 to 12/31/2012...........  $10.01888    $11.32177        462
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18830    $ 6.44572          0
   01/01/2009 to 12/31/2009...........  $ 6.44572    $ 8.26226          0
   01/01/2010 to 12/31/2010...........  $ 8.26226    $ 9.74747          0
   01/01/2011 to 12/31/2011...........  $ 9.74747    $ 9.17262          0
   01/01/2012 to 12/31/2012...........  $ 9.17262    $10.47165          0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25880    $ 5.50234          0
   01/01/2009 to 12/31/2009...........  $ 5.50234    $ 6.89260          0
   01/01/2010 to 12/31/2010...........  $ 6.89260    $ 8.41782          0
   01/01/2011 to 12/31/2011...........  $ 8.41782    $ 8.63656          0
   01/01/2012 to 12/31/2012...........  $ 8.63656    $ 9.91107          0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11344    $ 6.79014          0
   01/01/2009 to 12/31/2009...........  $ 6.79014    $ 8.39089          0
   01/01/2010 to 12/31/2010...........  $ 8.39089    $10.33254          0
   01/01/2011 to 12/31/2011...........  $10.33254    $10.24997          0
   01/01/2012 to 12/31/2012...........  $10.24997    $11.29179          0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22844    $ 7.15855          0
   01/01/2009 to 12/31/2009...........  $ 7.15855    $ 8.44181          0
   01/01/2010 to 12/31/2010...........  $ 8.44181    $10.09576          0
   01/01/2011 to 12/31/2011...........  $10.09576    $ 9.48274          0
   01/01/2012 to 12/31/2012...........  $ 9.48274    $10.78788          0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27802    $ 7.24797          0
   01/01/2009 to 12/31/2009...........  $ 7.24797    $ 7.61851          0
   01/01/2010 to 12/31/2010...........  $ 7.61851    $ 8.63243          0
   01/01/2011 to 12/31/2011...........  $ 8.63243    $ 8.61317          0
   01/01/2012 to 12/31/2012...........  $ 8.61317    $ 9.82906          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09847     $7.19472         0
   01/01/2009 to 12/31/2009...........  $ 7.19472     $7.80329         0
   01/01/2010 to 12/31/2010...........  $ 7.80329     $8.09752         0
   01/01/2011 to 12/31/2011...........  $ 8.09752     $9.32008         0
   01/01/2012 to 12/31/2012...........  $ 9.32008     $9.14088         0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529      146,936
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877      307,829
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271      333,079
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766      310,818
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822      298,352
   01/01/2011 to 12/31/2011...........  $10.37822    $ 9.88032      285,686
   01/01/2012 to 12/31/2012...........  $ 9.88032    $10.87687      270,819
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       29,841
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459       49,540
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171       46,791
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915       47,549
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809       47,062
   01/01/2011 to 12/31/2011...........  $10.70809    $10.48454       45,027
   01/01/2012 to 12/31/2012...........  $10.48454    $11.65298       43,458
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492            0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262            0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789            0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044            0
   01/01/2010 to 12/31/2010...........  $ 8.44044    $ 9.39776            0
   01/01/2011 to 12/31/2011...........  $ 9.39776    $ 9.51953            0
   01/01/2012 to 05/04/2012...........  $ 9.51953    $10.32353            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790       70,893
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011      149,800
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061      150,333
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989      157,636
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667      150,273
   01/01/2011 to 12/31/2011...........  $10.67667    $10.31523      143,347
   01/01/2012 to 12/31/2012...........  $10.31523    $11.34646      136,824

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99756    $ 9.13191       74,151
   01/01/2012 to 12/31/2012...........  $ 9.13191    $ 9.99296       74,023
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696            0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242            0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297            0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897            0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708            0
   01/01/2011 to 12/31/2011...........  $ 9.79708    $ 9.53469            0
   01/01/2012 to 12/31/2012...........  $ 9.53469    $10.57417            0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041            0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216            0
   01/01/2011 to 12/31/2011...........  $10.38216    $11.13290            0
   01/01/2012 to 12/31/2012...........  $11.13290    $11.34091            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626            0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104            0
   01/01/2011 to 12/31/2011...........  $10.51104    $11.67616            0
   01/01/2012 to 12/31/2012...........  $11.67616    $12.07152            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715            0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967            0
   01/01/2011 to 12/31/2011...........  $10.41967    $11.81852            0
   01/01/2012 to 12/31/2012...........  $11.81852    $12.23524            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236            0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963            0
   01/01/2011 to 12/31/2011...........  $10.10963    $11.73410            0
   01/01/2012 to 12/31/2012...........  $11.73410    $12.20077            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344            0
   01/01/2011 to 12/31/2011...........  $10.96344    $12.89923            0
   01/01/2012 to 12/31/2012...........  $12.89923    $13.47203            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99817    $11.97169            0
   01/01/2012 to 12/31/2012...........  $11.97169    $12.39242            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99757    $10.35646            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115       88,438
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342      195,338
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294      196,185
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688      209,267
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961      167,220
   01/01/2011 to 12/31/2011...........  $10.31961    $ 9.84787      162,561
   01/01/2012 to 12/31/2012...........  $ 9.84787    $10.95243      143,150
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895          797
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205          796
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727          796
   01/01/2011 to 12/31/2011...........  $ 9.66727    $ 9.28309          795
   01/01/2012 to 12/31/2012...........  $ 9.28309    $10.01191          795
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622            0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355            0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449            0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325            0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748            0
   01/01/2011 to 12/31/2011...........  $12.91748    $13.46633            0
   01/01/2012 to 12/31/2012...........  $13.46633    $15.19077            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708            0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579            0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505            0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925            0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200            0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215            0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549            0
   01/01/2011 to 12/31/2011...........  $12.04549    $10.23600            0
   01/01/2012 to 12/31/2012...........  $10.23600    $12.01985            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852            0
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670            0
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698            0
   01/01/2011 to 12/31/2011...........  $ 9.82698    $ 9.37344          704
   01/01/2012 to 12/31/2012...........  $ 9.37344    $10.41682          896
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407       27,630
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251       37,674
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462       34,344
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826       34,026
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641       33,750
   01/01/2011 to 12/31/2011...........  $ 9.70641    $ 9.35035       31,621
   01/01/2012 to 12/31/2012...........  $ 9.35035    $10.11678       30,169

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578       2,268
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013       7,568
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282       6,685
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252       6,480
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472       6,257
   01/01/2011 to 12/31/2011...........  $ 9.45472    $ 8.67232       6,945
   01/01/2012 to 12/31/2012...........  $ 8.67232    $ 9.57690       8,588
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402           0
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630           0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.70738         757
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790           0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684           0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128           0
   01/01/2011 to 12/31/2011...........  $ 9.47128    $ 8.79636           0
   01/01/2012 to 12/31/2012...........  $ 8.79636    $10.90830           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996           0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145           0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118           0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011           0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166           0
   01/01/2011 to 12/31/2011...........  $11.82166    $11.10435           0
   01/01/2012 to 12/31/2012...........  $11.10435    $13.00602           0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945           0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791           0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810           0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575           0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314           0
   01/01/2011 to 12/31/2011...........  $ 8.99314    $ 8.31011           0
   01/01/2012 to 12/31/2012...........  $ 8.31011    $ 9.72534           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421           0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287           0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570           0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264           0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590           0
   01/01/2011 to 12/31/2011...........  $13.31590    $12.63558           0
   01/01/2012 to 12/31/2012...........  $12.63558    $14.78088           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998          0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304          0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980          0
   01/01/2011 to 12/31/2011...........  $11.71980    $11.61152          0
   01/01/2012 to 12/31/2012...........  $11.61152    $13.13736          0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002          0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268          0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782          0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484          0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212          0
   01/01/2011 to 12/31/2011...........  $11.37212    $11.47527          0
   01/01/2012 to 12/31/2012...........  $11.47527    $12.77941          0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716        789
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528        788
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239        788
   01/01/2011 to 12/31/2011...........  $ 9.99239    $ 9.72331        788
   01/01/2012 to 12/31/2012...........  $ 9.72331    $10.47221        787
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677          0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178          0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731          0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187          0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097          0
   01/01/2011 to 12/31/2011...........  $ 8.87097    $ 7.55472          0
   01/01/2012 to 12/31/2012...........  $ 7.55472    $ 8.89293          0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889          0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484          0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160          0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894          0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217          0
   01/01/2011 to 12/31/2011...........  $ 9.47217    $ 8.10141          0
   01/01/2012 to 12/31/2012...........  $ 8.10141    $ 9.24419          0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287          0
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140          0
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827          0
   01/01/2011 to 12/31/2011...........  $ 9.80827    $ 9.53814          0
   01/01/2012 to 12/31/2012...........  $ 9.53814    $10.59496          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739          321
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119       10,260
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602       10,680
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220       10,257
   01/01/2011 to 12/31/2011...........  $11.56220    $11.33459        9,773
   01/01/2012 to 12/31/2012...........  $11.33459    $12.27304        9,228
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
   01/01/2011 to 12/31/2011...........  $11.19487    $11.02146            0
   01/01/2012 to 12/31/2012...........  $11.02146    $12.41541            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781            0
   01/01/2011 to 12/31/2011...........  $11.44781    $10.53872            0
   01/01/2012 to 12/31/2012...........  $10.53872    $11.67038            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
   01/01/2011 to 12/31/2011...........  $10.88206    $ 9.66899            0
   01/01/2012 to 12/31/2012...........  $ 9.66899    $11.52759            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
   01/01/2011 to 12/31/2011...........  $ 8.54237    $ 8.00512            0
   01/01/2012 to 12/31/2012...........  $ 8.00512    $ 9.15076            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464            0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240            0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063            0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085            0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106            0
   01/01/2011 to 12/31/2011...........  $12.09106    $13.02828            0
   01/01/2012 to 12/31/2012...........  $13.02828    $13.49666            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185         0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579         0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018         0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686         0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834         0
   01/01/2011 to 12/31/2011...........  $10.47834    $10.15451         0
   01/01/2012 to 12/31/2012...........  $10.15451    $11.14880         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817         0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337         0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586         0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126         0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035         0
   01/01/2011 to 12/31/2011...........  $12.34035    $11.69116         0
   01/01/2012 to 12/31/2012...........  $11.69116    $14.07213         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
   01/01/2011 to 12/31/2011...........  $10.79966    $10.49959         0
   01/01/2012 to 12/31/2012...........  $10.49959    $12.02243         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99818    $10.17554         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
   01/01/2011 to 12/31/2011...........  $11.49463    $10.85406         0
   01/01/2012 to 12/31/2012...........  $10.85406    $12.56906         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
   01/01/2011 to 12/31/2011...........  $10.03229    $ 9.81415         0
   01/01/2012 to 12/31/2012...........  $ 9.81415    $ 9.59827         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
   01/01/2011 to 12/31/2011...........  $11.10141    $10.58780         0
   01/01/2012 to 12/31/2012...........  $10.58780    $12.12804         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02808    $10.06097         0
   01/01/2012 to 12/31/2012...........  $10.06097    $10.31851         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
   01/01/2011 to 12/31/2011...........  $13.35009    $13.27697         0
   01/01/2012 to 12/31/2012...........  $13.27697    $14.59214         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666         0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697         0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627         0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808         0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865         0
   01/01/2011 to 04/29/2011...........  $ 9.94865    $11.13856         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.28444         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970         0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407         0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692         0
   01/01/2011 to 12/31/2011...........  $10.82692    $ 8.44241         0
   01/01/2012 to 12/31/2012...........  $ 8.44241    $ 9.73673         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415         0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523         0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732         0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653         0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897         0
   01/01/2011 to 12/31/2011...........  $11.49897    $11.49917         0
   01/01/2012 to 12/31/2012...........  $11.49917    $11.77377         0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474         0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171         0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223         0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329         0
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663         0
   01/01/2011 to 12/31/2011...........  $12.47663    $12.59042         0
   01/01/2012 to 12/31/2012...........  $12.59042    $13.46070         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       19,236
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294       28,396
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866       36,275
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144       25,350
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882       36,967
   01/01/2011 to 12/31/2011...........  $11.25882    $11.12122       38,673
   01/01/2012 to 12/31/2012...........  $11.12122    $12.00437       37,300
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01809    $10.06089            0
   01/01/2012 to 12/31/2012...........  $10.06089    $10.53869            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033            0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033            0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050            0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604            0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329            0
   01/01/2011 to 12/31/2011...........  $ 9.14329    $ 9.25157            0
   01/01/2012 to 12/31/2012...........  $ 9.25157    $10.74903            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99817    $ 8.86648            0
   01/01/2012 to 12/31/2012...........  $ 8.86648    $ 9.81199            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246            0
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770            0
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676            0
   01/01/2011 to 12/31/2011...........  $ 9.25676    $ 8.83709            0
   01/01/2012 to 12/31/2012...........  $ 8.83709    $10.01673            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325            0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026            0
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838            0
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919            0
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252            0
   01/01/2011 to 12/31/2011...........  $10.91252    $10.31190            0
   01/01/2012 to 12/31/2012...........  $10.31190    $11.20774            0
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625            0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839            0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832            0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513            0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409            0
   01/01/2011 to 12/31/2011...........  $11.49409    $11.13148            0
   01/01/2012 to 12/31/2012...........  $11.13148    $12.21161            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163            0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395            0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338            0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392            0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066            0
   01/01/2011 to 12/31/2011...........  $12.08066    $11.10904            0
   01/01/2012 to 12/31/2012...........  $11.10904    $12.83722            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991            0
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020       16,027
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       30,264
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       27,345
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       37,564
   01/01/2011 to 12/31/2011...........  $11.30851    $11.27944       37,419
   01/01/2012 to 12/31/2012...........  $11.27944    $12.51966       35,263
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054            0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624            0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810            0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362            0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354            0
   01/01/2011 to 12/31/2011...........  $ 8.75354    $ 8.42085            0
   01/01/2012 to 12/31/2012...........  $ 8.42085    $ 9.65593            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542            0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123            0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096            0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586            0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046            0
   01/01/2011 to 12/31/2011...........  $11.34046    $11.54872            0
   01/01/2012 to 12/31/2012...........  $11.54872    $11.88441            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
   01/01/2011 to 12/31/2011...........  $10.89854    $10.47838            0
   01/01/2012 to 12/31/2012...........  $10.47838    $12.04928            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998          0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215          0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797          0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675          0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064          0
   01/01/2011 to 12/31/2011...........  $15.31064    $12.74029          0
   01/01/2012 to 12/31/2012...........  $12.74029    $12.91003          0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662          0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353          0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224          0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160          0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121          0
   01/01/2011 to 12/31/2011...........  $ 9.62121    $ 9.08459          0
   01/01/2012 to 12/31/2012...........  $ 9.08459    $ 9.86225          0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260          0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479          0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286          0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051          0
   01/01/2011 to 12/31/2011...........  $10.64051    $11.03361          0
   01/01/2012 to 12/31/2012...........  $11.03361    $11.63787          0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789        829
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819        829
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616        828
   01/01/2011 to 12/31/2011...........  $ 9.07616    $ 8.72845        828
   01/01/2012 to 09/21/2012...........  $ 8.72845    $ 9.73895          0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08884    $ 7.64224          0
   01/01/2009 to 12/31/2009...........  $ 7.64224    $ 9.08601          0
   01/01/2010 to 12/31/2010...........  $ 9.08601    $10.42895          0
   01/01/2011 to 12/31/2011...........  $10.42895    $10.90842          0
   01/01/2012 to 12/31/2012...........  $10.90842    $11.82635          0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26785    $ 7.01551          0
   01/01/2009 to 12/31/2009...........  $ 7.01551    $ 8.97465          0
   01/01/2010 to 12/31/2010...........  $ 8.97465    $10.65472          0
   01/01/2011 to 12/31/2011...........  $10.65472    $10.99375          0
   01/01/2012 to 12/31/2012...........  $10.99375    $13.12731          0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38554    $ 5.25170          0
   01/01/2009 to 12/31/2009...........  $ 5.25170    $ 5.90700          0
   01/01/2010 to 12/31/2010...........  $ 5.90700    $ 6.40853          0
   01/01/2011 to 12/31/2011...........  $ 6.40853    $ 5.40074          0
   01/01/2012 to 12/31/2012...........  $ 5.40074    $ 6.58774          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15177    $ 8.30434         0
   01/01/2009 to 12/31/2009...........  $ 8.30434    $ 9.70984         0
   01/01/2010 to 12/31/2010...........  $ 9.70984    $ 9.76625         0
   01/01/2011 to 12/31/2011...........  $ 9.76625    $10.51768         0
   01/01/2012 to 12/31/2012...........  $10.51768    $12.07599         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16527    $ 6.07345         0
   01/01/2009 to 12/31/2009...........  $ 6.07345    $ 7.37123         0
   01/01/2010 to 12/31/2010...........  $ 7.37123    $ 8.92120         0
   01/01/2011 to 12/31/2011...........  $ 8.92120    $ 8.56951         0
   01/01/2012 to 12/31/2012...........  $ 8.56951    $ 9.70472         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11050    $ 6.69076         0
   01/01/2009 to 12/31/2009...........  $ 6.69076    $ 8.48914         0
   01/01/2010 to 12/31/2010...........  $ 8.48914    $ 9.39705         0
   01/01/2011 to 12/31/2011...........  $ 9.39705    $ 9.47832         0
   01/01/2012 to 12/31/2012...........  $ 9.47832    $10.44818         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24128    $ 6.24766         0
   01/01/2009 to 12/31/2009...........  $ 6.24766    $ 7.29948         0
   01/01/2010 to 12/31/2010...........  $ 7.29948    $ 8.05941         0
   01/01/2011 to 12/31/2011...........  $ 8.05941    $ 7.78165         0
   01/01/2012 to 12/31/2012...........  $ 7.78165    $ 8.78364         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07228    $ 6.17594         0
   01/01/2009 to 12/31/2009...........  $ 6.17594    $ 8.35444         0
   01/01/2010 to 12/31/2010...........  $ 8.35444    $10.49265         0
   01/01/2011 to 12/31/2011...........  $10.49265    $ 9.96515         0
   01/01/2012 to 12/31/2012...........  $ 9.96515    $11.24447         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18826    $ 6.43929         0
   01/01/2009 to 12/31/2009...........  $ 6.43929    $ 8.24187         0
   01/01/2010 to 12/31/2010...........  $ 8.24187    $ 9.70911         0
   01/01/2011 to 12/31/2011...........  $ 9.70911    $ 9.12308         0
   01/01/2012 to 12/31/2012...........  $ 9.12308    $10.39978         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25876    $ 5.49689         0
   01/01/2009 to 12/31/2009...........  $ 5.49689    $ 6.87569         0
   01/01/2010 to 12/31/2010...........  $ 6.87569    $ 8.38477         0
   01/01/2011 to 12/31/2011...........  $ 8.38477    $ 8.59019         0
   01/01/2012 to 12/31/2012...........  $ 8.59019    $ 9.84334         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11340    $ 6.78354         0
   01/01/2009 to 12/31/2009...........  $ 6.78354    $ 8.37044         0
   01/01/2010 to 12/31/2010...........  $ 8.37044    $10.29229         0
   01/01/2011 to 12/31/2011...........  $10.29229    $10.19515         0
   01/01/2012 to 12/31/2012...........  $10.19515    $11.21492         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22840    $ 7.15156         0
   01/01/2009 to 12/31/2009...........  $ 7.15156    $ 8.42108         0
   01/01/2010 to 12/31/2010...........  $ 8.42108    $10.05617         0
   01/01/2011 to 12/31/2011...........  $10.05617    $ 9.43173         0
   01/01/2012 to 12/31/2012...........  $ 9.43173    $10.71406         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27798    $ 7.24083         0
   01/01/2009 to 12/31/2009...........  $ 7.24083    $ 7.59983         0
   01/01/2010 to 12/31/2010...........  $ 7.59983    $ 8.59861         0
   01/01/2011 to 12/31/2011...........  $ 8.59861    $ 8.56679         0
   01/01/2012 to 12/31/2012...........  $ 8.56679    $ 9.76181         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09843    $ 7.18768         0
   01/01/2009 to 12/31/2009...........  $ 7.18768    $ 7.78417         0
   01/01/2010 to 12/31/2010...........  $ 7.78417    $ 8.06597         0
   01/01/2011 to 12/31/2011...........  $ 8.06597    $ 9.27014         0
   01/01/2012 to 12/31/2012...........  $ 9.27014    $ 9.07852         0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.35%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38047    $10.93388       980,523
   01/01/2007 to 12/31/2007...........  $10.93388    $11.66521     1,256,419
   01/01/2008 to 12/31/2008...........  $11.66521    $ 7.76927     1,114,251
   01/01/2009 to 12/31/2009...........  $ 7.76927    $ 9.43986     1,092,501
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669     1,051,041
   01/01/2011 to 12/31/2011...........  $10.32669    $ 9.82155       945,698
   01/01/2012 to 12/31/2012...........  $ 9.82155    $10.80162       896,044
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14092    $10.60457        45,706
   01/01/2007 to 12/31/2007...........  $10.60457    $11.34476       171,448
   01/01/2008 to 12/31/2008...........  $11.34476    $ 7.78052       181,250
   01/01/2009 to 12/31/2009...........  $ 7.78052    $ 9.59354       182,993
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815       175,137
   01/01/2011 to 12/31/2011...........  $10.65815    $10.42545       170,551
   01/01/2012 to 12/31/2012...........  $10.42545    $11.57599       172,741
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67219    $11.73408             0
   01/01/2007 to 12/31/2007...........  $11.73408    $11.45102             0
   01/01/2008 to 12/31/2008...........  $11.45102    $ 7.30050             0
   01/01/2009 to 12/31/2009...........  $ 7.30050    $ 8.40065             0
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431             0
   01/01/2011 to 12/31/2011...........  $ 9.34431    $ 9.45612             0
   01/01/2012 to 05/04/2012...........  $ 9.45612    $10.25131             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33090    $10.82649       516,020
   01/01/2007 to 12/31/2007...........  $10.82649    $11.53653       613,366
   01/01/2008 to 12/31/2008...........  $11.53653    $ 8.03637       616,456
   01/01/2009 to 12/31/2009...........  $ 8.03637    $ 9.68123       879,033
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384       855,716
   01/01/2011 to 12/31/2011...........  $10.62384    $10.25414       816,027
   01/01/2012 to 12/31/2012...........  $10.25414    $11.26816       757,086

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99745    $ 9.12583      216,365
   01/01/2012 to 12/31/2012...........  $ 9.12583    $ 9.97661      200,960
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49503    $12.67469            0
   01/01/2007 to 12/31/2007...........  $12.67469    $12.52816            0
   01/01/2008 to 12/31/2008...........  $12.52816    $ 7.67442            0
   01/01/2009 to 12/31/2009...........  $ 7.67442    $ 8.86726            0
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163            0
   01/01/2011 to 12/31/2011...........  $ 9.74163    $ 9.47142            0
   01/01/2012 to 12/31/2012...........  $ 9.47142    $10.49380            0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 9.33072            0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070            0
   01/01/2011 to 12/31/2011...........  $10.08070    $10.79913            0
   01/01/2012 to 12/31/2012...........  $10.79913    $10.99016            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99810    $11.97817            0
   01/01/2009 to 12/31/2009...........  $11.97817    $10.99506            0
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428            0
   01/01/2011 to 12/31/2011...........  $11.94428    $13.25529            0
   01/01/2012 to 12/31/2012...........  $13.25529    $13.69068            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99810    $12.04667            0
   01/01/2009 to 12/31/2009...........  $12.04667    $10.86376            0
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023            0
   01/01/2011 to 12/31/2011...........  $11.82023    $13.39413            0
   01/01/2012 to 12/31/2012...........  $13.39413    $13.85289            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 8.74446            0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565            0
   01/01/2011 to 12/31/2011...........  $ 9.55565    $11.08034            0
   01/01/2012 to 12/31/2012...........  $11.08034    $11.50966            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270            0
   01/01/2011 to 12/31/2011...........  $10.95270    $12.87421            0
   01/01/2012 to 12/31/2012...........  $12.87421    $13.43279            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99809    $11.96009            0
   01/01/2012 to 12/31/2012...........  $11.96009    $12.36832            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99746    $10.34627            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.49930    $11.10927      431,061
   01/01/2007 to 12/31/2007...........  $11.10927    $11.90879      733,560
   01/01/2008 to 12/31/2008...........  $11.90879    $ 7.56990      609,561
   01/01/2009 to 12/31/2009...........  $ 7.56990    $ 9.26952      609,431
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814      616,299
   01/01/2011 to 12/31/2011...........  $10.26814    $ 9.78927      582,751
   01/01/2012 to 12/31/2012...........  $ 9.78927    $10.87660      588,091
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08091    $ 7.31419            0
   01/01/2009 to 12/31/2009...........  $ 7.31419    $ 8.81771            0
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205            0
   01/01/2011 to 12/31/2011...........  $ 9.64205    $ 9.24995            0
   01/01/2012 to 12/31/2012...........  $ 9.24995    $ 9.96648          622
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.08422    $15.96803            0
   01/01/2007 to 12/31/2007...........  $15.96803    $12.48919            0
   01/01/2008 to 12/31/2008...........  $12.48919    $ 7.92476            0
   01/01/2009 to 12/31/2009...........  $ 7.92476    $10.21482            0
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404            0
   01/01/2011 to 12/31/2011...........  $12.84404    $13.37666            0
   01/01/2012 to 12/31/2012...........  $13.37666    $15.07483            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19668    $11.67669            0
   01/01/2007 to 12/31/2007...........  $11.67669    $ 9.38029            0
   01/01/2008 to 07/18/2008...........  $ 9.38029    $ 8.56357            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.13606    $12.02369            0
   01/01/2007 to 12/31/2007...........  $12.02369    $13.06315            0
   01/01/2008 to 12/31/2008...........  $13.06315    $ 7.13539            0
   01/01/2009 to 12/31/2009...........  $ 7.13539    $ 9.24860            0
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731            0
   01/01/2011 to 12/31/2011...........  $11.97731    $10.16820            0
   01/01/2012 to 12/31/2012...........  $10.16820    $11.92855            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10342    $ 7.47374            0
   01/01/2009 to 12/31/2009...........  $ 7.47374    $ 8.85245            0
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162            0
   01/01/2011 to 12/31/2011...........  $ 9.80162    $ 9.34014        4,086
   01/01/2012 to 12/31/2012...........  $ 9.34014    $10.36964        4,086

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04119    $10.52596       18,794
   01/01/2007 to 12/31/2007...........  $10.52596    $11.16298      107,468
   01/01/2008 to 12/31/2008...........  $11.16298    $ 7.14500       66,345
   01/01/2009 to 12/31/2009...........  $ 7.14500    $ 8.64605       76,589
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094       69,707
   01/01/2011 to 12/31/2011...........  $ 9.66094    $ 9.29742       57,873
   01/01/2012 to 12/31/2012...........  $ 9.29742    $10.04957       64,350
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16087    $10.42774       36,460
   01/01/2007 to 12/31/2007...........  $10.42774    $11.35028       97,045
   01/01/2008 to 12/31/2008...........  $11.35028    $ 6.57477      102,640
   01/01/2009 to 12/31/2009...........  $ 6.57477    $ 8.09236      111,642
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046      116,941
   01/01/2011 to 12/31/2011...........  $ 9.41046    $ 8.62330      110,494
   01/01/2012 to 12/31/2012...........  $ 8.62330    $ 9.51355      108,761
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99810    $ 7.45069            0
   01/01/2009 to 11/13/2009...........  $ 7.45069    $ 8.28568            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.70020        4,677
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17477    $ 6.09515            0
   01/01/2009 to 12/31/2009...........  $ 6.09515    $ 8.04541            0
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866            0
   01/01/2011 to 12/31/2011...........  $ 9.44866    $ 8.76681            0
   01/01/2012 to 12/31/2012...........  $ 8.76681    $10.86107            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19083    $11.49971            0
   01/01/2007 to 12/31/2007...........  $11.49971    $12.80631            0
   01/01/2008 to 12/31/2008...........  $12.80631    $ 7.47329            0
   01/01/2009 to 12/31/2009...........  $ 7.47329    $10.90871            0
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486            0
   01/01/2011 to 12/31/2011...........  $11.75486    $11.03082            0
   01/01/2012 to 12/31/2012...........  $11.03082    $12.90724            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60472    $11.69882            0
   01/01/2007 to 12/31/2007...........  $11.69882    $12.01493            0
   01/01/2008 to 12/31/2008...........  $12.01493    $ 6.96213            0
   01/01/2009 to 12/31/2009...........  $ 6.96213    $ 8.10749            0
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216            0
   01/01/2011 to 12/31/2011...........  $ 8.94216    $ 8.25493            0
   01/01/2012 to 12/31/2012...........  $ 8.25493    $ 9.65125            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07197    $10.92486         0
   01/01/2007 to 12/31/2007...........  $10.92486    $12.73768         0
   01/01/2008 to 12/31/2008...........  $12.73768    $ 7.36813         0
   01/01/2009 to 12/31/2009...........  $ 7.36813    $11.30917         0
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024         0
   01/01/2011 to 12/31/2011...........  $13.24024    $12.55147         0
   01/01/2012 to 12/31/2012...........  $12.55147    $14.66808         0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03298    $ 7.61665         0
   01/01/2009 to 12/31/2009...........  $ 7.61665    $ 9.43976         0
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193         0
   01/01/2011 to 12/31/2011...........  $11.69193    $11.57271         0
   01/01/2012 to 12/31/2012...........  $11.57271    $13.08049         0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04613    $10.57148         0
   01/01/2007 to 12/31/2007...........  $10.57148    $10.58384         0
   01/01/2008 to 12/31/2008...........  $10.58384    $ 7.69933         0
   01/01/2009 to 12/31/2009...........  $ 7.69933    $10.19721         0
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809         0
   01/01/2011 to 12/31/2011...........  $11.30809    $11.39954         0
   01/01/2012 to 12/31/2012...........  $11.39954    $12.68259         0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08910    $ 7.58219         0
   01/01/2009 to 12/31/2009...........  $ 7.58219    $ 9.14036         0
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633         0
   01/01/2011 to 12/31/2011...........  $ 9.96633    $ 9.68853         0
   01/01/2012 to 12/31/2012...........  $ 9.68853    $10.42454         0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99161    $10.55979         0
   01/01/2007 to 12/31/2007...........  $10.55979    $12.28160         0
   01/01/2008 to 12/31/2008...........  $12.28160    $ 5.97163         0
   01/01/2009 to 12/31/2009...........  $ 5.97163    $ 7.89352         0
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058         0
   01/01/2011 to 12/31/2011...........  $ 8.83058    $ 7.51292         0
   01/01/2012 to 12/31/2012...........  $ 7.51292    $ 8.83520         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00976    $10.82176            0
   01/01/2007 to 12/31/2007...........  $10.82176    $12.45435            0
   01/01/2008 to 12/31/2008...........  $12.45435    $ 6.81369            0
   01/01/2009 to 12/31/2009...........  $ 6.81369    $ 8.68753            0
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890            0
   01/01/2011 to 12/31/2011...........  $ 9.42890    $ 8.05644            0
   01/01/2012 to 12/31/2012...........  $ 8.05644    $ 9.18375            0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907            0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425            0
   01/01/2011 to 12/31/2011...........  $11.72425    $12.88118            0
   01/01/2012 to 12/31/2012...........  $12.88118    $13.76813            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11161    $ 7.10816            0
   01/01/2009 to 12/31/2009...........  $ 7.10816    $ 8.79688            0
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253            0
   01/01/2011 to 12/31/2011...........  $ 9.78253    $ 9.50384            0
   01/01/2012 to 12/31/2012...........  $ 9.50384    $10.54658            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.89729    $11.47316            0
   01/01/2007 to 12/31/2007...........  $11.47316    $11.42601       32,337
   01/01/2008 to 12/31/2008...........  $11.42601    $ 9.19703       30,945
   01/01/2009 to 12/31/2009...........  $ 9.19703    $10.96455       39,805
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692       28,730
   01/01/2011 to 12/31/2011...........  $11.49692    $11.25949       27,872
   01/01/2012 to 12/31/2012...........  $11.25949    $12.17972       27,841
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169            0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250            0
   01/01/2011 to 12/31/2011...........  $11.18250    $10.99851            0
   01/01/2012 to 12/31/2012...........  $10.99851    $12.37752            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149            0
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520            0
   01/01/2011 to 12/31/2011...........  $11.43520    $10.51686            0
   01/01/2012 to 12/31/2012...........  $10.51686    $11.63480            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06214    $12.71200            0
   01/01/2007 to 12/31/2007...........  $12.71200    $13.59092            0
   01/01/2008 to 12/31/2008...........  $13.59092    $ 7.78368            0
   01/01/2009 to 12/31/2009...........  $ 7.78368    $10.33368            0
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050            0
   01/01/2011 to 12/31/2011...........  $10.82050    $ 9.60488            0
   01/01/2012 to 12/31/2012...........  $ 9.60488    $11.43995            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03673    $12.15199         0
   01/01/2007 to 12/31/2007...........  $12.15199    $11.51688         0
   01/01/2008 to 12/31/2008...........  $11.51688    $ 6.58358         0
   01/01/2009 to 12/31/2009...........  $ 6.58358    $ 7.68247         0
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390         0
   01/01/2011 to 12/31/2011...........  $ 8.49390    $ 7.95195         0
   01/01/2012 to 12/31/2012...........  $ 7.95195    $ 9.08092         0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17101    $10.61604         0
   01/01/2007 to 12/31/2007...........  $10.61604    $11.00230         0
   01/01/2008 to 12/31/2008...........  $11.00230    $ 8.24992         0
   01/01/2009 to 12/31/2009...........  $ 8.24992    $10.84970         0
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269         0
   01/01/2011 to 12/31/2011...........  $12.02269    $12.94190         0
   01/01/2012 to 12/31/2012...........  $12.94190    $13.39400         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10935    $11.36178         0
   01/01/2007 to 12/31/2007...........  $11.36178    $12.76067         0
   01/01/2008 to 12/31/2008...........  $12.76067    $ 7.02395         0
   01/01/2009 to 12/31/2009...........  $ 7.02395    $ 8.90497         0
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910         0
   01/01/2011 to 12/31/2011...........  $10.41910    $10.08715         0
   01/01/2012 to 12/31/2012...........  $10.08715    $11.06404         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.39974    $12.65581         0
   01/01/2007 to 12/31/2007...........  $12.65581    $13.52608         0
   01/01/2008 to 12/31/2008...........  $13.52608    $ 8.72326         0
   01/01/2009 to 12/31/2009...........  $ 8.72326    $11.20837         0
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036         0
   01/01/2011 to 12/31/2011...........  $12.27036    $11.61339         0
   01/01/2012 to 12/31/2012...........  $11.61339    $13.96490         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01314    $11.46555         0
   01/01/2007 to 12/31/2007...........  $11.46555    $12.89324         0
   01/01/2008 to 12/31/2008...........  $12.89324    $ 8.02380         0
   01/01/2009 to 12/31/2009...........  $ 8.02380    $ 9.74490         0
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856         0
   01/01/2011 to 12/31/2011...........  $10.73856    $10.43001         0
   01/01/2012 to 12/31/2012...........  $10.43001    $11.93110         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99810    $10.17185         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01565    $11.49314         0
   01/01/2007 to 12/31/2007...........  $11.49314    $11.53682         0
   01/01/2008 to 12/31/2008...........  $11.53682    $ 6.97427         0
   01/01/2009 to 12/31/2009...........  $ 6.97427    $ 9.46381         0
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956         0
   01/01/2011 to 12/31/2011...........  $11.42956    $10.78208         0
   01/01/2012 to 12/31/2012...........  $10.78208    $12.47352         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99927    $10.16446         0
   01/01/2007 to 12/31/2007...........  $10.16446    $10.41692         0
   01/01/2008 to 12/31/2008...........  $10.41692    $10.43309         0
   01/01/2009 to 12/31/2009...........  $10.43309    $10.21844         0
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629         0
   01/01/2011 to 12/31/2011...........  $ 9.98629    $ 9.75943         0
   01/01/2012 to 12/31/2012...........  $ 9.75943    $ 9.53559         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62014    $11.71445         0
   01/01/2007 to 12/31/2007...........  $11.71445    $11.80676         0
   01/01/2008 to 12/31/2008...........  $11.80676    $ 6.66062         0
   01/01/2009 to 12/31/2009...........  $ 6.66062    $ 9.15272         0
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847         0
   01/01/2011 to 12/31/2011...........  $11.03847    $10.51733         0
   01/01/2012 to 12/31/2012...........  $10.51733    $12.03539         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02800    $10.05929         0
   01/01/2012 to 12/31/2012...........  $10.05929    $10.30678         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32266    $12.56405         0
   01/01/2007 to 12/31/2007...........  $12.56405    $14.99959         0
   01/01/2008 to 12/31/2008...........  $14.99959    $ 8.32629         0
   01/01/2009 to 12/31/2009...........  $ 8.32629    $10.55846         0
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452         0
   01/01/2011 to 12/31/2011...........  $13.27452    $13.18889         0
   01/01/2012 to 12/31/2012...........  $13.18889    $14.48113         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46321    $10.79758         0
   01/01/2007 to 12/31/2007...........  $10.79758    $12.52249         0
   01/01/2008 to 12/31/2008...........  $12.52249    $ 7.03005         0
   01/01/2009 to 12/31/2009...........  $ 7.03005    $ 8.41842         0
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236         0
   01/01/2011 to 04/29/2011...........  $ 9.89236    $11.07199         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.27770         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10084    $ 5.55714            0
   01/01/2009 to 12/31/2009...........  $ 5.55714    $ 9.04108            0
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079            0
   01/01/2011 to 12/31/2011...........  $10.80079    $ 8.41374            0
   01/01/2012 to 12/31/2012...........  $ 8.41374    $ 9.69414            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99939    $10.14603            0
   01/01/2007 to 12/31/2007...........  $10.14603    $10.58573            0
   01/01/2008 to 12/31/2008...........  $10.58573    $10.45803            0
   01/01/2009 to 12/31/2009...........  $10.45803    $11.26320            0
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373            0
   01/01/2011 to 12/31/2011...........  $11.43373    $11.42279            0
   01/01/2012 to 12/31/2012...........  $11.42279    $11.68410            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97074    $10.25809            0
   01/01/2007 to 12/31/2007...........  $10.25809    $10.85393            0
   01/01/2008 to 12/31/2008...........  $10.85393    $10.36496            0
   01/01/2009 to 12/31/2009...........  $10.36496    $11.80051            0
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950            0
   01/01/2011 to 12/31/2011...........  $12.41950    $12.52048            0
   01/01/2012 to 12/31/2012...........  $12.52048    $13.37279            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18231    $10.58266       25,948
   01/01/2007 to 12/31/2007...........  $10.58266    $11.23988       85,990
   01/01/2008 to 12/31/2008...........  $11.23988    $ 8.84173      173,973
   01/01/2009 to 12/31/2009...........  $ 8.84173    $10.36969      300,422
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278      338,401
   01/01/2011 to 12/31/2011...........  $11.20278    $11.05498      324,919
   01/01/2012 to 12/31/2012...........  $11.05498    $11.92123      290,854
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01801    $10.05918            0
   01/01/2012 to 12/31/2012...........  $10.05918    $10.52644            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59876    $11.38035            0
   01/01/2007 to 12/31/2007...........  $11.38035    $11.34925            0
   01/01/2008 to 12/31/2008...........  $11.34925    $ 6.79519            0
   01/01/2009 to 12/31/2009...........  $ 6.79519    $ 8.08794            0
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147            0
   01/01/2011 to 12/31/2011...........  $ 9.09147    $ 9.19011            0
   01/01/2012 to 12/31/2012...........  $ 9.19011    $10.66725            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99809    $ 8.86065            0
   01/01/2012 to 12/31/2012...........  $ 8.86065    $ 9.79586            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09909    $ 6.66807          407
   01/01/2009 to 12/31/2009...........  $ 6.66807    $ 8.26425          939
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272        1,325
   01/01/2011 to 12/31/2011...........  $ 9.23272    $ 8.80549          928
   01/01/2012 to 12/31/2012...........  $ 8.80549    $ 9.97103        1,450
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.42812    $10.99392            0
   01/01/2007 to 12/31/2007...........  $10.99392    $11.69820       52,424
   01/01/2008 to 12/31/2008...........  $11.69820    $ 7.97865       26,059
   01/01/2009 to 12/31/2009...........  $ 7.97865    $ 9.93257       33,715
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093       37,707
   01/01/2011 to 12/31/2011...........  $10.85093    $10.24382       34,150
   01/01/2012 to 12/31/2012...........  $10.24382    $11.12293       38,607
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90457    $ 9.86970            0
   01/01/2007 to 12/31/2007...........  $ 9.86970    $10.33134            0
   01/01/2008 to 12/31/2008...........  $10.33134    $ 6.56108            0
   01/01/2009 to 12/31/2009...........  $ 6.56108    $ 8.58389            0
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129            0
   01/01/2011 to 12/31/2011...........  $11.44129    $11.06953            0
   01/01/2012 to 12/31/2012...........  $11.06953    $12.13176            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91307    $12.41972            0
   01/01/2007 to 12/31/2007...........  $12.41972    $11.45244            0
   01/01/2008 to 12/31/2008...........  $11.45244    $ 7.86404            0
   01/01/2009 to 12/31/2009...........  $ 7.86404    $ 9.75803            0
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245            0
   01/01/2011 to 12/31/2011...........  $12.01245    $11.03554            0
   01/01/2012 to 12/31/2012...........  $11.03554    $12.73983            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66142    $11.31993            0
   01/01/2007 to 12/31/2007...........  $11.31993    $11.75789      118,836
   01/01/2008 to 12/31/2008...........  $11.75789    $ 8.50729       65,892
   01/01/2009 to 12/31/2009...........  $ 8.50729    $10.31836       82,127
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440       71,399
   01/01/2011 to 12/31/2011...........  $11.24440    $11.20462       76,275
   01/01/2012 to 12/31/2012...........  $11.20462    $12.42437       82,843

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.97588    $12.15923           0
   01/01/2007 to 12/31/2007...........  $12.15923    $11.45490           0
   01/01/2008 to 12/31/2008...........  $11.45490    $ 6.50390           0
   01/01/2009 to 12/31/2009...........  $ 6.50390    $ 7.86669           0
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417           0
   01/01/2011 to 12/31/2011...........  $ 8.70417    $ 8.36524           0
   01/01/2012 to 12/31/2012...........  $ 8.36524    $ 9.58274           0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.50715    $ 9.75828           0
   01/01/2007 to 12/31/2007...........  $ 9.75828    $10.45270           0
   01/01/2008 to 12/31/2008...........  $10.45270    $ 9.96399           0
   01/01/2009 to 12/31/2009...........  $ 9.96399    $10.91472           0
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667           0
   01/01/2011 to 12/31/2011...........  $11.27667    $11.47253           0
   01/01/2012 to 12/31/2012...........  $11.47253    $11.79435           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93961    $10.42100           0
   01/01/2007 to 12/31/2007...........  $10.42100    $11.01894           0
   01/01/2008 to 12/31/2008...........  $11.01894    $ 6.39820           0
   01/01/2009 to 12/31/2009...........  $ 6.39820    $ 9.58786           0
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896           0
   01/01/2011 to 12/31/2011...........  $10.84896    $10.42050           0
   01/01/2012 to 12/31/2012...........  $10.42050    $11.97100           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.70545    $13.21670           0
   01/01/2007 to 12/31/2007...........  $13.21670    $18.14222           0
   01/01/2008 to 12/31/2008...........  $18.14222    $ 8.86480           0
   01/01/2009 to 12/31/2009...........  $ 8.86480    $12.93549           0
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376           0
   01/01/2011 to 12/31/2011...........  $15.22376    $12.65564           0
   01/01/2012 to 12/31/2012...........  $12.65564    $12.81165           0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61817    $11.29471           0
   01/01/2007 to 12/31/2007...........  $11.29471    $12.08889           0
   01/01/2008 to 12/31/2008...........  $12.08889    $ 6.81165           0
   01/01/2009 to 12/31/2009...........  $ 6.81165    $ 8.54740           0
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358           0
   01/01/2011 to 12/31/2011...........  $ 9.57358    $ 9.03083         960
   01/01/2012 to 12/31/2012...........  $ 9.03083    $ 9.79434       2,436
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99809    $ 9.97138           0
   01/01/2008 to 12/31/2008...........  $ 9.97138    $ 9.23456           0
   01/01/2009 to 12/31/2009...........  $ 9.23456    $10.07192           0
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805           0
   01/01/2011 to 12/31/2011...........  $10.60805    $10.98935           0
   01/01/2012 to 12/31/2012...........  $10.98935    $11.57971           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07793    $ 6.61353         206
   01/01/2009 to 12/31/2009...........  $ 6.61353    $ 8.40437         474
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230         669
   01/01/2011 to 12/31/2011...........  $ 9.05230    $ 8.69706       4,868
   01/01/2012 to 09/21/2012...........  $ 8.69706    $ 9.69699           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08881    $ 7.63721           0
   01/01/2009 to 12/31/2009...........  $ 7.63721    $ 9.07106           0
   01/01/2010 to 12/31/2010...........  $ 9.07106    $10.40165           0
   01/01/2011 to 12/31/2011...........  $10.40165    $10.86923           0
   01/01/2012 to 12/31/2012...........  $10.86923    $11.77220           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26782    $ 7.01089           0
   01/01/2009 to 12/31/2009...........  $ 7.01089    $ 8.95999           0
   01/01/2010 to 12/31/2010...........  $ 8.95999    $10.62684           0
   01/01/2011 to 12/31/2011...........  $10.62684    $10.95424           0
   01/01/2012 to 12/31/2012...........  $10.95424    $13.06738           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38552    $ 5.24829           0
   01/01/2009 to 12/31/2009...........  $ 5.24829    $ 5.89726           0
   01/01/2010 to 12/31/2010...........  $ 5.89726    $ 6.39174           0
   01/01/2011 to 12/31/2011...........  $ 6.39174    $ 5.38135           0
   01/01/2012 to 12/31/2012...........  $ 5.38135    $ 6.55781           0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15174    $ 8.29892           0
   01/01/2009 to 12/31/2009...........  $ 8.29892    $ 9.69400           0
   01/01/2010 to 12/31/2010...........  $ 9.69400    $ 9.74078           0
   01/01/2011 to 12/31/2011...........  $ 9.74078    $10.48002           0
   01/01/2012 to 12/31/2012...........  $10.48002    $12.02099           0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16525    $ 6.06953           0
   01/01/2009 to 12/31/2009...........  $ 6.06953    $ 7.35928           0
   01/01/2010 to 12/31/2010...........  $ 7.35928    $ 8.89801           0
   01/01/2011 to 12/31/2011...........  $ 8.89801    $ 8.53881           0
   01/01/2012 to 12/31/2012...........  $ 8.53881    $ 9.66036           0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11048    $ 6.68634           0
   01/01/2009 to 12/31/2009...........  $ 6.68634    $ 8.47530           0
   01/01/2010 to 12/31/2010...........  $ 8.47530    $ 9.37259           0
   01/01/2011 to 12/31/2011...........  $ 9.37259    $ 9.44438           0
   01/01/2012 to 12/31/2012...........  $ 9.44438    $10.40060           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24125    $ 6.24347         0
   01/01/2009 to 12/31/2009...........  $ 6.24347    $ 7.28739         0
   01/01/2010 to 12/31/2010...........  $ 7.28739    $ 8.03823         0
   01/01/2011 to 12/31/2011...........  $ 8.03823    $ 7.75349         0
   01/01/2012 to 12/31/2012...........  $ 7.75349    $ 8.74330         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07225    $ 6.17185         0
   01/01/2009 to 12/31/2009...........  $ 6.17185    $ 8.34071         0
   01/01/2010 to 12/31/2010...........  $ 8.34071    $10.46522         0
   01/01/2011 to 12/31/2011...........  $10.46522    $ 9.92945         0
   01/01/2012 to 12/31/2012...........  $ 9.92945    $11.19304         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18823    $ 6.43513         0
   01/01/2009 to 12/31/2009...........  $ 6.43513    $ 8.22837         0
   01/01/2010 to 12/31/2010...........  $ 8.22837    $ 9.68372         0
   01/01/2011 to 12/31/2011...........  $ 9.68372    $ 9.09046         0
   01/01/2012 to 12/31/2012...........  $ 9.09046    $10.35248         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25873    $ 5.49330         0
   01/01/2009 to 12/31/2009...........  $ 5.49330    $ 6.86444         0
   01/01/2010 to 12/31/2010...........  $ 6.86444    $ 8.36296         0
   01/01/2011 to 12/31/2011...........  $ 8.36296    $ 8.55948         0
   01/01/2012 to 12/31/2012...........  $ 8.55948    $ 9.79861         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11338    $ 6.77909         0
   01/01/2009 to 12/31/2009...........  $ 6.77909    $ 8.35679         0
   01/01/2010 to 12/31/2010...........  $ 8.35679    $10.26535         0
   01/01/2011 to 12/31/2011...........  $10.26535    $10.15857         0
   01/01/2012 to 12/31/2012...........  $10.15857    $11.16373         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22837    $ 7.14678         0
   01/01/2009 to 12/31/2009...........  $ 7.14678    $ 8.40716         0
   01/01/2010 to 12/31/2010...........  $ 8.40716    $10.02984         0
   01/01/2011 to 12/31/2011...........  $10.02984    $ 9.39785         0
   01/01/2012 to 12/31/2012...........  $ 9.39785    $10.66510         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27795    $ 7.23615         0
   01/01/2009 to 12/31/2009...........  $ 7.23615    $ 7.58749         0
   01/01/2010 to 12/31/2010...........  $ 7.58749    $ 8.57621         0
   01/01/2011 to 12/31/2011...........  $ 8.57621    $ 8.53611         0
   01/01/2012 to 12/31/2012...........  $ 8.53611    $ 9.71718         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09840     $7.18288         0
   01/01/2009 to 12/31/2009...........  $ 7.18288     $7.77133         0
   01/01/2010 to 12/31/2010...........  $ 7.77133     $8.04473         0
   01/01/2011 to 12/31/2011...........  $ 8.04473     $9.23675         0
   01/01/2012 to 12/31/2012...........  $ 9.23675     $9.03694         0



*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945        9,842
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903        9,387
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952        1,409
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       13,906
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177            0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764            0
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776            0
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097            0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698            0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958        1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804        3,620
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985       36,090
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645       46,569

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617            0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903            0
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709           19
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224            0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376            0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257            0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109        5,003
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594       11,275
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       18,256
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        2,230
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403        9,000
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223            0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371            0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219            0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127            0
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419            0
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765           18
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932            0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905          364
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343          354
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604          369

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522        2,740
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622        2,104
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284        1,348
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036            0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618            0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682            0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021            0
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972        1,311
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217       15,691
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117            0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949            0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394        1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573        1,599
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603        1,599
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421        2,311
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594            0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695        1,740
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276            0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197            0
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833            0
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315          760
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628            0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244            0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167            0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965            0
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885            0
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563        1,093
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478            0
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684           20

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976           0
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       1,396
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532           0
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726         592
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919           0
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       1,142
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998           0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543           0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606           0
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206           0
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       9,423
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201           0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863           0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483           0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789           0
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483           0
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557           0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068           0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950           0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615           0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929           0
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794           0
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825           0
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       4,842
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383           0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858           0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568           0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289           0
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215           0
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       5,069
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963           0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164           0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377           0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944           0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815           0
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845           0
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941           0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232           0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302           0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678           0
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270           0
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658          38
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473           0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314           0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404           0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590           0
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817           0
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561          32
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185           0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324           0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274           0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757           0
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336           0
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       2,647

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337           0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005           0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241           0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903           0
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442       2,470
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120          16
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164           0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759           0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966           0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903         323
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614         314
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368         337
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267           0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108           0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798           0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775           0
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927           0
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400          15
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213           0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084           0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415           0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751           0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410           0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483           0
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256          23
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973           0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357           0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528           0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485           0
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       7,315
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626       2,251
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701           0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395           0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575           0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960           0
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540           0
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393          23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268            0
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821          685
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354            0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127            0
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057           17
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869            0
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843        2,162
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443        2,629
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647        1,058
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489        4,226
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675       59,232
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226       56,097

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664        1,546
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,532
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529            0
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860        3,919
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       15,221
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778            0
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913            0
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832           23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860            0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653            0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361            0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807        2,184
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067        3,039
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592       23,637
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873            0
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499            0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569            0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612            0
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886            0
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840           13
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744            0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555            0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897            0
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000            0
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317            0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784            0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409          878
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550          854
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125          853
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580            0
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832           35

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740           0
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       1,828
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       1,212
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08917    $ 7.70553           0
   01/01/2009 to 12/31/2009...........  $ 7.70553    $ 9.27464           0
   01/01/2010 to 12/31/2010...........  $ 9.27464    $10.77702           0
   01/01/2011 to 12/31/2011...........  $10.77702    $11.41163           0
   01/01/2012 to 12/31/2012...........  $11.41163    $12.52542           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26818    $ 7.07373           0
   01/01/2009 to 12/31/2009...........  $ 7.07373    $ 9.16112           0
   01/01/2010 to 12/31/2010...........  $ 9.16112    $11.01058           0
   01/01/2011 to 12/31/2011...........  $11.01058    $11.50124           0
   01/01/2012 to 12/31/2012...........  $11.50124    $13.90370           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38588    $ 5.29555           0
   01/01/2009 to 12/31/2009...........  $ 5.29555    $ 6.03013           0
   01/01/2010 to 12/31/2010...........  $ 6.03013    $ 6.62309           0
   01/01/2011 to 12/31/2011...........  $ 6.62309    $ 5.65050           0
   01/01/2012 to 12/31/2012...........  $ 5.65050    $ 6.97796           0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15210    $ 8.37319           0
   01/01/2009 to 12/31/2009...........  $ 8.37319    $ 9.91149           0
   01/01/2010 to 12/31/2010...........  $ 9.91149    $10.09243           0
   01/01/2011 to 12/31/2011...........  $10.09243    $11.00309           0
   01/01/2012 to 12/31/2012...........  $11.00309    $12.79004           0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16561    $ 6.12389           0
   01/01/2009 to 12/31/2009...........  $ 6.12389    $ 7.52435           0
   01/01/2010 to 12/31/2010...........  $ 7.52435    $ 9.21904           0
   01/01/2011 to 12/31/2011...........  $ 9.21904    $ 8.96504           0
   01/01/2012 to 12/31/2012...........  $ 8.96504    $10.27851           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11084    $ 6.74627         0
   01/01/2009 to 12/31/2009...........  $ 6.74627    $ 8.66550         0
   01/01/2010 to 12/31/2010...........  $ 8.66550    $ 9.71085         0
   01/01/2011 to 12/31/2011...........  $ 9.71085    $ 9.91574         0
   01/01/2012 to 12/31/2012...........  $ 9.91574    $11.06599         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24162    $ 6.29952         0
   01/01/2009 to 12/31/2009...........  $ 6.29952    $ 7.45124         0
   01/01/2010 to 12/31/2010...........  $ 7.45124    $ 8.32879         0
   01/01/2011 to 12/31/2011...........  $ 8.32879    $ 8.14102         0
   01/01/2012 to 12/31/2012...........  $ 8.14102    $ 9.30332         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07261    $ 6.22719         0
   01/01/2009 to 12/31/2009...........  $ 6.22719    $ 8.52806         0
   01/01/2010 to 12/31/2010...........  $ 8.52806    $10.84313         0
   01/01/2011 to 12/31/2011...........  $10.84313    $10.42521         0
   01/01/2012 to 12/31/2012...........  $10.42521    $11.90950         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18859    $ 6.49281         0
   01/01/2009 to 12/31/2009...........  $ 6.49281    $ 8.41316         0
   01/01/2010 to 12/31/2010...........  $ 8.41316    $10.03332         0
   01/01/2011 to 12/31/2011...........  $10.03332    $ 9.54428         0
   01/01/2012 to 12/31/2012...........  $ 9.54428    $11.01497         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25909    $ 5.54281         0
   01/01/2009 to 12/31/2009...........  $ 5.54281    $ 7.01899         0
   01/01/2010 to 12/31/2010...........  $ 7.01899    $ 8.66541         0
   01/01/2011 to 12/31/2011...........  $ 8.66541    $ 8.98727         0
   01/01/2012 to 12/31/2012...........  $ 8.98727    $10.42615         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11374    $ 6.83982         0
   01/01/2009 to 12/31/2009...........  $ 6.83982    $ 8.54439         0
   01/01/2010 to 12/31/2010...........  $ 8.54439    $10.63607         0
   01/01/2011 to 12/31/2011...........  $10.63607    $10.66582         0
   01/01/2012 to 12/31/2012...........  $10.66582    $11.87821         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22874    $ 7.21085         0
   01/01/2009 to 12/31/2009...........  $ 7.21085    $ 8.59614         0
   01/01/2010 to 12/31/2010...........  $ 8.59614    $10.39230         0
   01/01/2011 to 12/31/2011...........  $10.39230    $ 9.86744         0
   01/01/2012 to 12/31/2012...........  $ 9.86744    $11.34804         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27831    $ 7.30077         0
   01/01/2009 to 12/31/2009...........  $ 7.30077    $ 7.75761         0
   01/01/2010 to 12/31/2010...........  $ 7.75761    $ 8.88561         0
   01/01/2011 to 12/31/2011...........  $ 8.88561    $ 8.96210         0
   01/01/2012 to 12/31/2012...........  $ 8.96210    $10.33883         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09876    $ 7.24721         0
   01/01/2009 to 12/31/2009...........  $ 7.24721    $ 7.94572         0
   01/01/2010 to 12/31/2010...........  $ 7.94572    $ 8.33515         0
   01/01/2011 to 12/31/2011...........  $ 8.33515    $ 9.69768         0
   01/01/2012 to 12/31/2012...........  $ 9.69768    $ 9.61503         0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.80%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96999    $10.53905      100,763
   01/01/2007 to 12/31/2007...........  $10.53905    $11.30489      331,359
   01/01/2008 to 12/31/2008...........  $11.30489    $ 7.57016      434,309
   01/01/2009 to 12/31/2009...........  $ 7.57016    $ 9.24767      573,712
   01/01/2010 to 12/31/2010...........  $ 9.24767    $10.17096      557,259
   01/01/2011 to 12/31/2011...........  $10.17096    $ 9.72567      448,701
   01/01/2012 to 12/31/2012...........  $ 9.72567    $10.75412      472,081
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98871    $10.48281          465
   01/01/2007 to 12/31/2007...........  $10.48281    $11.27541        4,054
   01/01/2008 to 12/31/2008...........  $11.27541    $ 7.77480       41,622
   01/01/2009 to 12/31/2009...........  $ 7.77480    $ 9.63835      102,631
   01/01/2010 to 12/31/2010...........  $ 9.63835    $10.76564      105,054
   01/01/2011 to 12/31/2011...........  $10.76564    $10.58741       89,167
   01/01/2012 to 12/31/2012...........  $10.58741    $11.81948       98,779
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98434    $11.01701        6,860
   01/01/2007 to 12/31/2007...........  $11.01701    $10.80965        7,391
   01/01/2008 to 12/31/2008...........  $10.80965    $ 6.92900        5,909
   01/01/2009 to 12/31/2009...........  $ 6.92900    $ 8.01628       11,509
   01/01/2010 to 12/31/2010...........  $ 8.01628    $ 8.96487        9,703
   01/01/2011 to 12/31/2011...........  $ 8.96487    $ 9.12113        9,252
   01/01/2012 to 05/04/2012...........  $ 9.12113    $ 9.90651            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97939    $10.49554       19,062
   01/01/2007 to 12/31/2007...........  $10.49554    $11.24456       71,029
   01/01/2008 to 12/31/2008...........  $11.24456    $ 7.87536      209,955
   01/01/2009 to 12/31/2009...........  $ 7.87536    $ 9.53832      426,296
   01/01/2010 to 12/31/2010...........  $ 9.53832    $10.52351      433,134
   01/01/2011 to 12/31/2011...........  $10.52351    $10.21197      338,320
   01/01/2012 to 12/31/2012...........  $10.21197    $11.28257      377,275

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99853    $ 9.15952            0
   01/01/2012 to 12/31/2012...........  $ 9.15952    $10.06765            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94923    $11.00962       14,229
   01/01/2007 to 12/31/2007...........  $11.00962    $10.94144        5,771
   01/01/2008 to 12/31/2008...........  $10.94144    $ 6.73868        8,260
   01/01/2009 to 12/31/2009...........  $ 6.73868    $ 7.82812        9,758
   01/01/2010 to 12/31/2010...........  $ 7.82812    $ 8.64657        9,223
   01/01/2011 to 12/31/2011...........  $ 8.64657    $ 8.45207        8,314
   01/01/2012 to 12/31/2012...........  $ 8.45207    $ 9.41504        8,101
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99902    $ 9.38108            0
   01/01/2010 to 12/31/2010...........  $ 9.38108    $10.18982            0
   01/01/2011 to 12/31/2011...........  $10.18982    $10.97479            0
   01/01/2012 to 12/31/2012...........  $10.97479    $11.22934            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99854    $12.03844            0
   01/01/2009 to 12/31/2009...........  $12.03844    $11.11003            0
   01/01/2010 to 12/31/2010...........  $11.11003    $12.13429            0
   01/01/2011 to 12/31/2011...........  $12.13429    $13.53876            0
   01/01/2012 to 12/31/2012...........  $13.53876    $14.05927            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99854    $12.10728            0
   01/01/2009 to 12/31/2009...........  $12.10728    $10.97728            0
   01/01/2010 to 12/31/2010...........  $10.97728    $12.00827            0
   01/01/2011 to 12/31/2011...........  $12.00827    $13.68041            0
   01/01/2012 to 12/31/2012...........  $13.68041    $14.22553            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99902    $ 8.79160            0
   01/01/2010 to 12/31/2010...........  $ 8.79160    $ 9.65901            0
   01/01/2011 to 12/31/2011...........  $ 9.65901    $11.26044            0
   01/01/2012 to 12/31/2012...........  $11.26044    $11.75998            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99804    $11.01180            0
   01/01/2011 to 12/31/2011...........  $11.01180    $13.01321            0
   01/01/2012 to 12/31/2012...........  $13.01321    $13.65123            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99853    $12.02437            0
   01/01/2012 to 12/31/2012...........  $12.02437    $12.50204            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99805    $10.40239            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97970    $10.59731      154,539
   01/01/2007 to 12/31/2007...........  $10.59731    $11.42176      323,524
   01/01/2008 to 12/31/2008...........  $11.42176    $ 7.29960      471,178
   01/01/2009 to 12/31/2009...........  $ 7.29960    $ 8.98690      717,751
   01/01/2010 to 12/31/2010...........  $ 8.98690    $10.00882      731,358
   01/01/2011 to 12/31/2011...........  $10.00882    $ 9.59353      638,859
   01/01/2012 to 12/31/2012...........  $ 9.59353    $10.71694      678,420
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08106    $ 7.34068        9,623
   01/01/2009 to 12/31/2009...........  $ 7.34068    $ 8.89743       93,852
   01/01/2010 to 12/31/2010...........  $ 8.89743    $ 9.78180      101,992
   01/01/2011 to 12/31/2011...........  $ 9.78180    $ 9.43446       92,172
   01/01/2012 to 12/31/2012...........  $ 9.43446    $10.22030       99,314
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88697    $12.10913          915
   01/01/2007 to 12/31/2007...........  $12.10913    $ 9.52250       21,877
   01/01/2008 to 12/31/2008...........  $ 9.52250    $ 6.07516       22,046
   01/01/2009 to 12/31/2009...........  $ 6.07516    $ 7.87308       28,325
   01/01/2010 to 12/31/2010...........  $ 7.87308    $ 9.95295       29,740
   01/01/2011 to 12/31/2011...........  $ 9.95295    $10.42158       28,165
   01/01/2012 to 12/31/2012...........  $10.42158    $11.80828       29,482
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98281    $10.44809          213
   01/01/2007 to 12/31/2007...........  $10.44809    $ 8.43897          738
   01/01/2008 to 07/18/2008...........  $ 8.43897    $ 7.72699            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $ 9.94149        4,622
   01/01/2007 to 12/31/2007...........  $ 9.94149    $10.85969        5,531
   01/01/2008 to 12/31/2008...........  $10.85969    $ 5.96393        5,816
   01/01/2009 to 12/31/2009...........  $ 5.96393    $ 7.77201        5,885
   01/01/2010 to 12/31/2010...........  $ 7.77201    $10.11934        5,696
   01/01/2011 to 12/31/2011...........  $10.11934    $ 8.63723       15,941
   01/01/2012 to 12/31/2012...........  $ 8.63723    $10.18740       14,930
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10357    $ 7.50079        1,892
   01/01/2009 to 12/31/2009...........  $ 7.50079    $ 8.93234        4,777
   01/01/2010 to 12/31/2010...........  $ 8.93234    $ 9.94340        5,927
   01/01/2011 to 12/31/2011...........  $ 9.94340    $ 9.52637        4,979
   01/01/2012 to 12/31/2012...........  $ 9.52637    $10.63368        6,825

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $10.51873        7,548
   01/01/2007 to 12/31/2007...........  $10.51873    $11.21595       14,474
   01/01/2008 to 12/31/2008...........  $11.21595    $ 7.21784       44,101
   01/01/2009 to 12/31/2009...........  $ 7.21784    $ 8.78121       82,150
   01/01/2010 to 12/31/2010...........  $ 8.78121    $ 9.86497       85,288
   01/01/2011 to 12/31/2011...........  $ 9.86497    $ 9.54494       65,939
   01/01/2012 to 12/31/2012...........  $ 9.54494    $10.37311       73,220
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $10.29782        6,627
   01/01/2007 to 12/31/2007...........  $10.29782    $11.26972       13,198
   01/01/2008 to 12/31/2008...........  $11.26972    $ 6.56357       20,349
   01/01/2009 to 12/31/2009...........  $ 6.56357    $ 8.12237       45,529
   01/01/2010 to 12/31/2010...........  $ 8.12237    $ 9.49626       50,405
   01/01/2011 to 12/31/2011...........  $ 9.49626    $ 8.74891       46,845
   01/01/2012 to 12/31/2012...........  $ 8.74891    $ 9.70445       52,229
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99854    $ 7.46903        1,054
   01/01/2009 to 11/13/2009...........  $ 7.46903    $ 8.34495            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99854    $10.73940       24,670
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17522    $ 6.11016          207
   01/01/2009 to 12/31/2009...........  $ 6.11016    $ 8.10892        3,456
   01/01/2010 to 12/31/2010...........  $ 8.10892    $ 9.57456        3,343
   01/01/2011 to 12/31/2011...........  $ 9.57456    $ 8.93153        5,522
   01/01/2012 to 12/31/2012...........  $ 8.93153    $11.12501        6,367
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93489    $10.24561        9,321
   01/01/2007 to 12/31/2007...........  $10.24561    $11.47169       14,255
   01/01/2008 to 12/31/2008...........  $11.47169    $ 6.73082       15,979
   01/01/2009 to 12/31/2009...........  $ 6.73082    $ 9.87807       16,503
   01/01/2010 to 12/31/2010...........  $ 9.87807    $10.70162       15,236
   01/01/2011 to 12/31/2011...........  $10.70162    $10.09654       13,773
   01/01/2012 to 12/31/2012...........  $10.09654    $11.87793       13,503
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96049    $11.02746        5,978
   01/01/2007 to 12/31/2007...........  $11.02746    $11.38675        6,542
   01/01/2008 to 12/31/2008...........  $11.38675    $ 6.63384        8,008
   01/01/2009 to 12/31/2009...........  $ 6.63384    $ 7.76698       13,644
   01/01/2010 to 12/31/2010...........  $ 7.76698    $ 8.61281       13,445
   01/01/2011 to 12/31/2011...........  $ 8.61281    $ 7.99378       11,689
   01/01/2012 to 12/31/2012...........  $ 7.99378    $ 9.39651       12,051

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95788    $ 9.86078        4,141
   01/01/2007 to 12/31/2007...........  $ 9.86078    $11.55954       10,896
   01/01/2008 to 12/31/2008...........  $11.55954    $ 6.72291       12,490
   01/01/2009 to 12/31/2009...........  $ 6.72291    $10.37465       12,996
   01/01/2010 to 12/31/2010...........  $10.37465    $12.21170       14,525
   01/01/2011 to 12/31/2011...........  $12.21170    $11.63890       13,321
   01/01/2012 to 12/31/2012...........  $11.63890    $13.67539       13,375
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03342    $ 7.63533          143
   01/01/2009 to 12/31/2009...........  $ 7.63533    $ 9.51399        2,258
   01/01/2010 to 12/31/2010...........  $ 9.51399    $11.84749        2,109
   01/01/2011 to 12/31/2011...........  $11.84749    $11.78974        3,250
   01/01/2012 to 12/31/2012...........  $11.78974    $13.39812        3,578
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $10.55895        7,639
   01/01/2007 to 12/31/2007...........  $10.55895    $10.62868       35,625
   01/01/2008 to 12/31/2008...........  $10.62868    $ 7.77374       46,793
   01/01/2009 to 12/31/2009...........  $ 7.77374    $10.35129       44,552
   01/01/2010 to 12/31/2010...........  $10.35129    $11.54100       41,783
   01/01/2011 to 12/31/2011...........  $11.54100    $11.69693       37,032
   01/01/2012 to 12/31/2012...........  $11.69693    $13.08397       28,186
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08924    $ 7.60965       12,780
   01/01/2009 to 12/31/2009...........  $ 7.60965    $ 9.22304       36,235
   01/01/2010 to 12/31/2010...........  $ 9.22304    $10.11078       39,903
   01/01/2011 to 12/31/2011...........  $10.11078    $ 9.88185       34,156
   01/01/2012 to 12/31/2012...........  $ 9.88185    $10.69020       37,557
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99205    $10.59814       19,383
   01/01/2007 to 12/31/2007...........  $10.59814    $12.39320       22,566
   01/01/2008 to 12/31/2008...........  $12.39320    $ 6.05863       21,405
   01/01/2009 to 12/31/2009...........  $ 6.05863    $ 8.05179       25,385
   01/01/2010 to 12/31/2010...........  $ 8.05179    $ 9.05613       25,371
   01/01/2011 to 12/31/2011...........  $ 9.05613    $ 7.74633       26,181
   01/01/2012 to 12/31/2012...........  $ 7.74633    $ 9.15895       26,413
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01020    $10.86091       10,108
   01/01/2007 to 12/31/2007...........  $10.86091    $12.56729       22,348
   01/01/2008 to 12/31/2008...........  $12.56729    $ 6.91270       20,365
   01/01/2009 to 12/31/2009...........  $ 6.91270    $ 8.86147       20,938
   01/01/2010 to 12/31/2010...........  $ 8.86147    $ 9.66951       21,279
   01/01/2011 to 12/31/2011...........  $ 9.66951    $ 8.30663       17,927
   01/01/2012 to 12/31/2012...........  $ 8.30663    $ 9.52022       16,870

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99854    $10.72041      468,278
   01/01/2009 to 12/31/2009...........  $10.72041    $11.72128       88,669
   01/01/2010 to 12/31/2010...........  $11.72128    $12.75879       22,735
   01/01/2011 to 12/31/2011...........  $12.75879    $14.09332      307,720
   01/01/2012 to 12/31/2012...........  $14.09332    $15.14529      123,197
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11176    $ 7.13394        5,691
   01/01/2009 to 12/31/2009...........  $ 7.13394    $ 8.87666       17,133
   01/01/2010 to 12/31/2010...........  $ 8.87666    $ 9.92453       17,200
   01/01/2011 to 12/31/2011...........  $ 9.92453    $ 9.69377       12,424
   01/01/2012 to 12/31/2012...........  $ 9.69377    $10.81565       14,448
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96719    $10.53137            0
   01/01/2007 to 12/31/2007...........  $10.53137    $10.54506        2,161
   01/01/2008 to 12/31/2008...........  $10.54506    $ 8.53380       67,308
   01/01/2009 to 12/31/2009...........  $ 8.53380    $10.22881      135,791
   01/01/2010 to 12/31/2010...........  $10.22881    $10.78339      144,285
   01/01/2011 to 12/31/2011...........  $10.78339    $10.61771      124,317
   01/01/2012 to 12/31/2012...........  $10.61771    $11.54778      140,113
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08392    $10.28893            0
   01/01/2010 to 12/31/2010...........  $10.28893    $11.25088            0
   01/01/2011 to 12/31/2011...........  $11.25088    $11.12535            0
   01/01/2012 to 12/31/2012...........  $11.12535    $12.58806            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14530    $10.29877        1,984
   01/01/2010 to 12/31/2010...........  $10.29877    $11.50507        1,031
   01/01/2011 to 12/31/2011...........  $11.50507    $10.63826            0
   01/01/2012 to 12/31/2012...........  $10.63826    $11.83282            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $10.57485        1,737
   01/01/2007 to 12/31/2007...........  $10.57485    $11.36747       12,155
   01/01/2008 to 12/31/2008...........  $11.36747    $ 6.54565       25,865
   01/01/2009 to 12/31/2009...........  $ 6.54565    $ 8.73715       26,103
   01/01/2010 to 12/31/2010...........  $ 8.73715    $ 9.19808       27,258
   01/01/2011 to 12/31/2011...........  $ 9.19808    $ 8.20882       25,338
   01/01/2012 to 12/31/2012...........  $ 8.20882    $ 9.83010       24,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95986    $11.00559       10,174
   01/01/2007 to 12/31/2007...........  $11.00559    $10.48704       42,001
   01/01/2008 to 12/31/2008...........  $10.48704    $ 6.02732       74,919
   01/01/2009 to 12/31/2009...........  $ 6.02732    $ 7.07131       69,066
   01/01/2010 to 12/31/2010...........  $ 7.07131    $ 7.86044       65,715
   01/01/2011 to 12/31/2011...........  $ 7.86044    $ 7.39857       63,817
   01/01/2012 to 12/31/2012...........  $ 7.39857    $ 8.49487       48,725
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99853    $10.47329        3,170
   01/01/2007 to 12/31/2007...........  $10.47329    $10.91333        7,620
   01/01/2008 to 12/31/2008...........  $10.91333    $ 8.22753        8,179
   01/01/2009 to 12/31/2009...........  $ 8.22753    $10.87864        9,539
   01/01/2010 to 12/31/2010...........  $10.87864    $12.11990        9,813
   01/01/2011 to 12/31/2011...........  $12.11990    $13.11683        9,345
   01/01/2012 to 12/31/2012...........  $13.11683    $13.64862        9,380
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94800    $10.21046        8,677
   01/01/2007 to 12/31/2007...........  $10.21046    $11.52992       18,618
   01/01/2008 to 12/31/2008...........  $11.52992    $ 6.38093       27,661
   01/01/2009 to 12/31/2009...........  $ 6.38093    $ 8.13344       37,024
   01/01/2010 to 12/31/2010...........  $ 8.13344    $ 9.56772       50,125
   01/01/2011 to 12/31/2011...........  $ 9.56772    $ 9.31287       37,409
   01/01/2012 to 12/31/2012...........  $ 9.31287    $10.27009       39,434
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96007    $11.09702        7,381
   01/01/2007 to 12/31/2007...........  $11.09702    $11.92451       11,869
   01/01/2008 to 12/31/2008...........  $11.92451    $ 7.73203       12,011
   01/01/2009 to 12/31/2009...........  $ 7.73203    $ 9.98846       16,465
   01/01/2010 to 12/31/2010...........  $ 9.98846    $10.99392       16,243
   01/01/2011 to 12/31/2011...........  $10.99392    $10.46150       13,854
   01/01/2012 to 12/31/2012...........  $10.46150    $12.64794       12,850
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93164    $10.37660       17,078
   01/01/2007 to 12/31/2007...........  $10.37660    $11.73220        5,673
   01/01/2008 to 12/31/2008...........  $11.73220    $ 7.34079        7,271
   01/01/2009 to 12/31/2009...........  $ 7.34079    $ 8.96358        8,391
   01/01/2010 to 12/31/2010...........  $ 8.96358    $ 9.93078        8,501
   01/01/2011 to 12/31/2011...........  $ 9.93078    $ 9.69742        8,295
   01/01/2012 to 12/31/2012...........  $ 9.69742    $11.15310        8,326
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99854    $10.19227            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92897    $10.39648        3,722
   01/01/2007 to 12/31/2007...........  $10.39648    $10.49274        5,769
   01/01/2008 to 12/31/2008...........  $10.49274    $ 6.37746        8,861
   01/01/2009 to 12/31/2009...........  $ 6.37746    $ 8.70075       11,735
   01/01/2010 to 12/31/2010...........  $ 8.70075    $10.56476        8,320
   01/01/2011 to 12/31/2011...........  $10.56476    $10.02005        6,173
   01/01/2012 to 12/31/2012...........  $10.02005    $11.65476        6,184
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99971    $10.20125        2,122
   01/01/2007 to 12/31/2007...........  $10.20125    $10.51138       14,168
   01/01/2008 to 12/31/2008...........  $10.51138    $10.58460       35,811
   01/01/2009 to 12/31/2009...........  $10.58460    $10.42287       31,264
   01/01/2010 to 12/31/2010...........  $10.42287    $10.24097       32,714
   01/01/2011 to 12/31/2011...........  $10.24097    $10.06247      112,077
   01/01/2012 to 12/31/2012...........  $10.06247    $ 9.88535       96,319
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03567    $10.15344        8,227
   01/01/2007 to 12/31/2007...........  $10.15344    $10.28916       37,568
   01/01/2008 to 12/31/2008...........  $10.28916    $ 5.83598       41,529
   01/01/2009 to 12/31/2009...........  $ 5.83598    $ 8.06289       41,127
   01/01/2010 to 12/31/2010...........  $ 8.06289    $ 9.77667       37,355
   01/01/2011 to 12/31/2011...........  $ 9.77667    $ 9.36543       37,232
   01/01/2012 to 12/31/2012...........  $ 9.36543    $10.77542       22,754
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02844    $10.06864            0
   01/01/2012 to 12/31/2012...........  $10.06864    $10.37220            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96492    $10.19634        4,779
   01/01/2007 to 12/31/2007...........  $10.19634    $12.23897        8,029
   01/01/2008 to 12/31/2008...........  $12.23897    $ 6.83068       21,323
   01/01/2009 to 12/31/2009...........  $ 6.83068    $ 8.70875       22,417
   01/01/2010 to 12/31/2010...........  $ 8.70875    $11.00805       19,881
   01/01/2011 to 12/31/2011...........  $11.00805    $10.99594       18,669
   01/01/2012 to 12/31/2012...........  $10.99594    $12.13876       17,464
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98795    $ 9.44165        1,526
   01/01/2007 to 12/31/2007...........  $ 9.44165    $11.00942        4,292
   01/01/2008 to 12/31/2008...........  $11.00942    $ 6.21411       12,615
   01/01/2009 to 12/31/2009...........  $ 6.21411    $ 7.48169       13,194
   01/01/2010 to 12/31/2010...........  $ 7.48169    $ 8.83896       12,555
   01/01/2011 to 04/29/2011...........  $ 8.83896    $ 9.91034            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99854    $10.31532       10,588
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10128    $ 5.57086            0
   01/01/2009 to 12/31/2009...........  $ 5.57086    $ 9.11223        6,999
   01/01/2010 to 12/31/2010...........  $ 9.11223    $10.94456        4,815
   01/01/2011 to 12/31/2011...........  $10.94456    $ 8.57180        5,852
   01/01/2012 to 12/31/2012...........  $ 8.57180    $ 9.92970        6,231
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98013    $10.16273        1,782
   01/01/2007 to 12/31/2007...........  $10.16273    $10.66071       11,516
   01/01/2008 to 12/31/2008...........  $10.66071    $10.58896       20,419
   01/01/2009 to 12/31/2009...........  $10.58896    $11.46586       21,590
   01/01/2010 to 12/31/2010...........  $11.46586    $11.70221       18,101
   01/01/2011 to 12/31/2011...........  $11.70221    $11.75406       17,571
   01/01/2012 to 12/31/2012...........  $11.75406    $12.08788       16,621
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97119    $10.29524       38,989
   01/01/2007 to 12/31/2007...........  $10.29524    $10.95233       88,527
   01/01/2008 to 12/31/2008...........  $10.95233    $10.51549      124,817
   01/01/2009 to 12/31/2009...........  $10.51549    $12.03657      150,480
   01/01/2010 to 12/31/2010...........  $12.03657    $12.73627      141,916
   01/01/2011 to 12/31/2011...........  $12.73627    $12.90899       97,413
   01/01/2012 to 12/31/2012...........  $12.90899    $13.86253      150,371
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97912    $10.40856        1,786
   01/01/2007 to 12/31/2007...........  $10.40856    $11.11502        5,045
   01/01/2008 to 12/31/2008...........  $11.11502    $ 8.79094      112,326
   01/01/2009 to 12/31/2009...........  $ 8.79094    $10.36581      268,935
   01/01/2010 to 12/31/2010...........  $10.36581    $11.25907      228,760
   01/01/2011 to 12/31/2011...........  $11.25907    $11.17037      204,746
   01/01/2012 to 12/31/2012...........  $11.17037    $12.11087      224,249
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01845    $10.06852            0
   01/01/2012 to 12/31/2012...........  $10.06852    $10.59337            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95076    $10.72269       10,900
   01/01/2007 to 12/31/2007...........  $10.72269    $10.75145       41,931
   01/01/2008 to 12/31/2008...........  $10.75145    $ 6.47223       58,615
   01/01/2009 to 12/31/2009...........  $ 6.47223    $ 7.74505       55,099
   01/01/2010 to 12/31/2010...........  $ 7.74505    $ 8.75311       55,189
   01/01/2011 to 12/31/2011...........  $ 8.75311    $ 8.89581       48,035
   01/01/2012 to 12/31/2012...........  $ 8.89581    $10.38147       27,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99853    $ 8.89271            0
   01/01/2012 to 12/31/2012...........  $ 8.89271    $ 9.88459        2,872
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09924    $ 6.69228        3,471
   01/01/2009 to 12/31/2009...........  $ 6.69228    $ 8.33899       16,260
   01/01/2010 to 12/31/2010...........  $ 8.33899    $ 9.36653       16,196
   01/01/2011 to 12/31/2011...........  $ 9.36653    $ 8.98138       13,675
   01/01/2012 to 12/31/2012...........  $ 8.98138    $10.22538       16,639
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98429    $10.56354            0
   01/01/2007 to 12/31/2007...........  $10.56354    $11.30127            0
   01/01/2008 to 12/31/2008...........  $11.30127    $ 7.74969       21,835
   01/01/2009 to 12/31/2009...........  $ 7.74969    $ 9.69959       44,326
   01/01/2010 to 12/31/2010...........  $ 9.69959    $10.65364       49,209
   01/01/2011 to 12/31/2011...........  $10.65364    $10.11172       41,144
   01/01/2012 to 12/31/2012...........  $10.11172    $11.03886       47,486
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90502    $ 9.90555          777
   01/01/2007 to 12/31/2007...........  $ 9.90555    $10.42523        6,070
   01/01/2008 to 12/31/2008...........  $10.42523    $ 6.65658        6,470
   01/01/2009 to 12/31/2009...........  $ 6.65658    $ 8.75597        5,884
   01/01/2010 to 12/31/2010...........  $ 8.75597    $11.73364        8,458
   01/01/2011 to 12/31/2011...........  $11.73364    $11.41357        7,392
   01/01/2012 to 12/31/2012...........  $11.41357    $12.57661        8,095
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99236    $10.45461       11,573
   01/01/2007 to 12/31/2007...........  $10.45461    $ 9.69280       19,392
   01/01/2008 to 12/31/2008...........  $ 9.69280    $ 6.69183       32,241
   01/01/2009 to 12/31/2009...........  $ 6.69183    $ 8.34836       29,973
   01/01/2010 to 12/31/2010...........  $ 8.34836    $10.33253       29,534
   01/01/2011 to 12/31/2011...........  $10.33253    $ 9.54341       24,414
   01/01/2012 to 12/31/2012...........  $ 9.54341    $11.07695       21,483
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96806    $10.62157            0
   01/01/2007 to 12/31/2007...........  $10.62157    $11.09246        2,265
   01/01/2008 to 12/31/2008...........  $11.09246    $ 8.06926       92,705
   01/01/2009 to 12/31/2009...........  $ 8.06926    $ 9.83995      247,655
   01/01/2010 to 12/31/2010...........  $ 9.83995    $10.78102      261,852
   01/01/2011 to 12/31/2011...........  $10.78102    $10.80085      248,088
   01/01/2012 to 12/31/2012...........  $10.80085    $12.04164      315,138

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95038    $11.06254        1,715
   01/01/2007 to 12/31/2007...........  $11.06254    $10.47838        9,349
   01/01/2008 to 12/31/2008...........  $10.47838    $ 5.98171        6,474
   01/01/2009 to 12/31/2009...........  $ 5.98171    $ 7.27422       12,349
   01/01/2010 to 12/31/2010...........  $ 7.27422    $ 8.09199       12,932
   01/01/2011 to 12/31/2011...........  $ 8.09199    $ 7.81876       12,422
   01/01/2012 to 12/31/2012...........  $ 7.81876    $ 9.00517       15,038
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98953    $10.29008       15,470
   01/01/2007 to 12/31/2007...........  $10.29008    $11.08215       19,510
   01/01/2008 to 12/31/2008...........  $11.08215    $10.62110       24,760
   01/01/2009 to 12/31/2009...........  $10.62110    $11.69736       25,439
   01/01/2010 to 12/31/2010...........  $11.69736    $12.15050       22,561
   01/01/2011 to 12/31/2011...........  $12.15050    $12.42820        9,574
   01/01/2012 to 12/31/2012...........  $12.42820    $12.84611        9,428
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94005    $10.45877        7,828
   01/01/2007 to 12/31/2007...........  $10.45877    $11.11888        8,851
   01/01/2008 to 12/31/2008...........  $11.11888    $ 6.49123        2,021
   01/01/2009 to 12/31/2009...........  $ 6.49123    $ 9.77985        1,785
   01/01/2010 to 12/31/2010...........  $ 9.77985    $11.12583        1,784
   01/01/2011 to 12/31/2011...........  $11.12583    $10.74403        1,737
   01/01/2012 to 12/31/2012...........  $10.74403    $12.40948        7,114
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14738    $ 9.82060        9,268
   01/01/2007 to 12/31/2007...........  $ 9.82060    $13.55366       25,737
   01/01/2008 to 12/31/2008...........  $13.55366    $ 6.65868       30,442
   01/01/2009 to 12/31/2009...........  $ 6.65868    $ 9.76890       42,059
   01/01/2010 to 12/31/2010...........  $ 9.76890    $11.55903       45,394
   01/01/2011 to 12/31/2011...........  $11.55903    $ 9.66094       43,261
   01/01/2012 to 12/31/2012...........  $ 9.66094    $ 9.83312       43,770
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97063    $10.64382        6,495
   01/01/2007 to 12/31/2007...........  $10.64382    $11.45397       29,955
   01/01/2008 to 12/31/2008...........  $11.45397    $ 6.48888       30,383
   01/01/2009 to 12/31/2009...........  $ 6.48888    $ 8.18645       29,000
   01/01/2010 to 12/31/2010...........  $ 8.18645    $ 9.21884       30,956
   01/01/2011 to 12/31/2011...........  $ 9.21884    $ 8.74318       26,079
   01/01/2012 to 12/31/2012...........  $ 8.74318    $ 9.53381       26,628

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99853    $ 9.97802            0
   01/01/2008 to 12/31/2008...........  $ 9.97802    $ 9.29077        3,017
   01/01/2009 to 12/31/2009...........  $ 9.29077    $10.18779       14,177
   01/01/2010 to 12/31/2010...........  $10.18779    $10.78811       14,172
   01/01/2011 to 12/31/2011...........  $10.78811    $11.23601       11,870
   01/01/2012 to 12/31/2012...........  $11.23601    $11.90383       12,399
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07808    $ 6.63754       17,072
   01/01/2009 to 12/31/2009...........  $ 6.63754    $ 8.48048       41,541
   01/01/2010 to 12/31/2010...........  $ 8.48048    $ 9.18367       42,289
   01/01/2011 to 12/31/2011...........  $ 9.18367    $ 8.87079       23,300
   01/01/2012 to 09/21/2012...........  $ 8.87079    $ 9.92949            0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10831    $ 7.87551       81,366
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124      459,255
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057      547,140
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836      450,724
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410      513,039
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93306    $ 7.87680       34,545
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519      131,788
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553      135,608
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481      114,020
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762      134,628
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.74929    $ 7.42411            0
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067       27,509
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667       30,823
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413       29,907
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.12432    $ 8.14626       34,831
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682      514,826
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424      623,828
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238      513,328
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514      568,077
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301            0
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.85899    $ 7.80431            0
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722        4,729
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424       10,725
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979        6,851
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104        8,155
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189            0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992            0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263            0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740        2,716
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       13,607
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943            0
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663            0
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626        2,440
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660        9,277
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397        2,796
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798            0
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306            0
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023      124,160
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       31,645
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110      119,889
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       42,207
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130       17,563
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256      129,732
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       78,339
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215      121,338

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20053    $ 7.67349      163,098
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787      756,117
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081      841,809
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525      664,857
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171      738,280
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582        3,160
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278       62,367
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608      188,331
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046      153,263
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351      178,973
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.67848    $ 8.05893            0
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374          769
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        4,215
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398        2,362
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270        2,957
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.89974    $ 8.69104            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.80129    $ 7.25607        1,551
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657          419
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759          552
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,228
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       13,532
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581        2,850
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773       32,521
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       34,121
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220       29,657
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502       35,765
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.73109    $ 7.23357        8,653
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176       59,158
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      122,916
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771      106,370
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497      132,161
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.65883    $ 6.65616       17,871
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      194,848
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      231,128
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      139,885
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      178,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564          830
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228      287,894
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747            0
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        5,233
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158        6,010
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        4,981
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        5,740
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.58981    $ 7.59977          454
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       16,802
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954       19,798
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664       14,398
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906       16,997
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27778    $ 7.08000            0
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       15,497
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       14,804
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626       12,131
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,308
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.64707    $ 7.49295          508
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       21,686
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365       27,187
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390       14,769
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       17,529
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187            0
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032       20,133
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873       26,327
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963       16,354
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932       19,728
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.60336    $ 7.82946            0
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539        8,617
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106        8,821
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628        7,557
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633        6,923

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464        3,655
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      169,953
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437      246,741
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640      224,887
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133      245,096
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02859    $ 6.04263            0
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       11,074
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442       17,704
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310       13,585
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880       14,349
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20103    $ 6.89463            0
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960        8,210
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       14,616
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       11,572
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       14,585
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068            0
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915            0
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222            0
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915      734,889
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214      258,045
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925        3,098
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       51,073
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       81,692
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       78,604
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       95,134
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.84545    $ 9.35251       39,119
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913       73,978
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468       48,426
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212       49,180
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601       53,878
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842            0
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224        5,530
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596        2,477
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636        3,661
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49570    $ 7.91534          764
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484       27,364
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084       29,556
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724       16,203
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        8,507
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02952    $ 6.69520          431
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       10,059
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,566
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        1,091
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903          953
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.89281    $ 8.38953            0
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        6,692
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        6,398
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        5,812
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        5,928
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.61993    $ 7.14281            0
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       38,033
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       44,092
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,878
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       22,256
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49646    $ 8.87094          222
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        4,567
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852       11,176
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        5,867
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384       11,046
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.92868    $ 8.15973            0
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        7,371
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        7,855
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        6,683
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        1,327
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81273    $ 7.09254            0
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687        4,858
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633        5,260
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083        3,578
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074        3,835
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.51356    $10.55683            0
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554        4,216
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444        3,814
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685        9,408
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027        6,733
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.84041    $ 6.77336            0
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       12,468
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       18,504
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,663
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       13,801
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.39894    $ 8.46708        1,290
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443        1,654
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848        1,255
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037          704
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812          671
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00676    $ 7.14915            0
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       19,993
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       24,756
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       27,511
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843            0
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       32,359
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854       41,589
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304       29,187
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663       32,287

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01299    $10.63495            0
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428        1,394
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999        1,551
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036        1,375
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290        1,472
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.21660    $10.48811        1,503
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359      123,840
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844      157,774
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777      136,313
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245      134,484
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.09607    $ 8.96271        6,284
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805       87,109
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      157,813
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      152,754
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      217,057
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.56943    $ 6.91030            0
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135            0
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751            0
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038            0
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783        6,753
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       98,458
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197      216,833
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898      157,873
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832      200,832

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18601    $ 8.11373        9,161
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       99,514
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210      203,870
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553      149,749
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210      167,144
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.33134    $ 6.63894          301
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        2,940
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        3,581
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        2,407
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        2,930
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.79054    $ 7.99717          934
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698        2,982
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368        3,324
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136        1,159
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554        1,344
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.34710    $ 8.65127        9,217
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      203,180
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      287,813
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      278,077
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      311,349
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81608    $ 6.61400            0
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515       30,619
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968       36,104
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982       21,960
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807       19,270
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83239    $10.13233            0
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        7,204
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        8,258
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        7,397
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        7,799
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.90428    $ 6.47415        1,670
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       17,808
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       26,220
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       18,277
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       23,771

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.53744    $ 9.01490        1,265
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       15,189
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       17,006
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       11,386
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       10,344
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.07056    $ 6.90477        5,883
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257       23,967
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       15,158
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       14,045
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       15,657
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23145    $ 9.28052            0
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667       52,562
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520       63,085
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085       53,550
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431       48,593
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       21,666
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640      264,331
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945      380,177
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880      261,590
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.95%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $12.22943      155,706
   01/01/2010 to 12/31/2010...........  $12.22943    $13.43083      230,497
   01/01/2011 to 12/31/2011...........  $13.43083    $12.82397      190,006
   01/01/2012 to 12/31/2012...........  $12.82397    $14.15903      227,538
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03706    $12.42655       26,045
   01/01/2010 to 12/31/2010...........  $12.42655    $13.85960       60,605
   01/01/2011 to 12/31/2011...........  $13.85960    $13.61010       37,896
   01/01/2012 to 12/31/2012...........  $13.61010    $15.17148       46,812
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07572    $12.47459        3,519
   01/01/2010 to 12/31/2010...........  $12.47459    $13.93020        4,948
   01/01/2011 to 12/31/2011...........  $13.93020    $14.15216        3,975
   01/01/2012 to 05/04/2012...........  $14.15216    $15.36293            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02354    $12.05401      322,047
   01/01/2010 to 12/31/2010...........  $12.05401    $13.27946      401,597
   01/01/2011 to 12/31/2011...........  $13.27946    $12.86748      359,732
   01/01/2012 to 12/31/2012...........  $12.86748    $14.19558      404,134
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 9.15050            0
   01/01/2012 to 12/31/2012...........  $ 9.15050    $10.04289            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.09832    $12.77034        2,163
   01/01/2010 to 12/31/2010...........  $12.77034    $14.08474        2,181
   01/01/2011 to 12/31/2011...........  $14.08474    $13.74775        1,058
   01/01/2012 to 12/31/2012...........  $13.74775    $15.29152        1,263

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.93825    $ 9.61926            0
   01/01/2010 to 12/31/2010...........  $ 9.61926    $10.43325            0
   01/01/2011 to 12/31/2011...........  $10.43325    $11.22044            0
   01/01/2012 to 12/31/2012...........  $11.22044    $11.46376            0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $ 9.92268    $ 9.68544            0
   01/01/2010 to 12/31/2010...........  $ 9.68544    $10.56279            0
   01/01/2011 to 12/31/2011...........  $10.56279    $11.76803            0
   01/01/2012 to 12/31/2012...........  $11.76803    $12.20245            0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $ 9.90545    $ 9.58605            0
   01/01/2010 to 12/31/2010...........  $ 9.58605    $10.47099            0
   01/01/2011 to 12/31/2011...........  $10.47099    $11.91160            0
   01/01/2012 to 12/31/2012...........  $11.91160    $12.36802            0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.88417    $ 9.26066            0
   01/01/2010 to 12/31/2010...........  $ 9.26066    $10.15943            0
   01/01/2011 to 12/31/2011...........  $10.15943    $11.82650            0
   01/01/2012 to 12/31/2012...........  $11.82650    $12.33296            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99788    $10.99580            0
   01/01/2011 to 12/31/2011...........  $10.99580    $12.97540            0
   01/01/2012 to 12/31/2012...........  $12.97540    $13.59152            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99841    $12.00688            0
   01/01/2012 to 12/31/2012...........  $12.00688    $12.46547            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99789    $10.38704            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03884    $12.32315      199,983
   01/01/2010 to 12/31/2010...........  $12.32315    $13.70422      209,370
   01/01/2011 to 12/31/2011...........  $13.70422    $13.11625      150,326
   01/01/2012 to 12/31/2012...........  $13.11625    $14.63036      177,893
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03990    $11.95029       15,681
   01/01/2010 to 12/31/2010...........  $11.95029    $13.11882       51,373
   01/01/2011 to 12/31/2011...........  $13.11882    $12.63456       41,911
   01/01/2012 to 12/31/2012...........  $12.63456    $13.66670       49,839

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.61486    $14.52687           41
   01/01/2010 to 12/31/2010...........  $14.52687    $18.33755        2,875
   01/01/2011 to 12/31/2011...........  $18.33755    $19.17281        4,300
   01/01/2012 to 12/31/2012...........  $19.17281    $21.69183        9,173
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98067    $12.99734          571
   01/01/2010 to 12/31/2010...........  $12.99734    $16.89809        1,309
   01/01/2011 to 12/31/2011...........  $16.89809    $14.40189        3,702
   01/01/2012 to 12/31/2012...........  $14.40189    $16.96161        3,981
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02694    $11.98361       20,615
   01/01/2010 to 12/31/2010...........  $11.98361    $13.32052       24,031
   01/01/2011 to 12/31/2011...........  $13.32052    $12.74316       19,180
   01/01/2012 to 12/31/2012...........  $12.74316    $14.20334       24,365
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01321    $12.30994       65,487
   01/01/2010 to 12/31/2010...........  $12.30994    $13.80890       84,711
   01/01/2011 to 12/31/2011...........  $13.80890    $13.34133       73,459
   01/01/2012 to 12/31/2012...........  $13.34133    $14.47747       78,783
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98521    $12.16947      156,193
   01/01/2010 to 12/31/2010...........  $12.16947    $14.20708      158,595
   01/01/2011 to 12/31/2011...........  $14.20708    $13.06962      109,197
   01/01/2012 to 12/31/2012...........  $13.06962    $14.47559      146,449
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.72870      130,442
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.85947    $13.95016        1,177
   01/01/2010 to 12/31/2010...........  $13.95016    $16.44739        3,739
   01/01/2011 to 12/31/2011...........  $16.44739    $15.32029        2,335
   01/01/2012 to 12/31/2012...........  $15.32029    $19.05468        4,433
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04667    $12.85313        2,436
   01/01/2010 to 12/31/2010...........  $12.85313    $13.90429        6,366
   01/01/2011 to 12/31/2011...........  $13.90429    $13.09897        7,971
   01/01/2012 to 12/31/2012...........  $13.09897    $15.38733        6,381

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12468    $12.21751        2,912
   01/01/2010 to 12/31/2010...........  $12.21751    $13.52811        4,092
   01/01/2011 to 12/31/2011...........  $13.52811    $12.53734        4,800
   01/01/2012 to 12/31/2012...........  $12.53734    $14.71569        3,368
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05971    $13.49906        5,476
   01/01/2010 to 12/31/2010...........  $13.49906    $15.86600        5,874
   01/01/2011 to 12/31/2011...........  $15.86600    $15.09953        3,656
   01/01/2012 to 12/31/2012...........  $15.09953    $17.71525        4,127
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.95325    $12.77276        3,394
   01/01/2010 to 12/31/2010...........  $12.77276    $15.88201        2,077
   01/01/2011 to 12/31/2011...........  $15.88201    $15.78149        2,538
   01/01/2012 to 12/31/2012...........  $15.78149    $17.90792        1,814
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01714    $12.52966          917
   01/01/2010 to 12/31/2010...........  $12.52966    $13.94919        1,659
   01/01/2011 to 12/31/2011...........  $13.94919    $14.11698        1,350
   01/01/2012 to 12/31/2012...........  $14.11698    $15.76773        3,059
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $11.87199       57,797
   01/01/2010 to 12/31/2010...........  $11.87199    $12.99556       85,316
   01/01/2011 to 12/31/2011...........  $12.99556    $12.68275       80,242
   01/01/2012 to 12/31/2012...........  $12.68275    $13.69989       85,138
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.14326    $13.28533        1,112
   01/01/2010 to 12/31/2010...........  $13.28533    $14.92060        1,815
   01/01/2011 to 12/31/2011...........  $14.92060    $12.74401          714
   01/01/2012 to 12/31/2012...........  $12.74401    $15.04565          778
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.11776    $13.11671        1,008
   01/01/2010 to 12/31/2010...........  $13.11671    $14.29181        2,249
   01/01/2011 to 12/31/2011...........  $14.29181    $12.25942        1,135
   01/01/2012 to 12/31/2012...........  $12.25942    $14.02985        1,205
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98134    $10.85750            0
   01/01/2010 to 12/31/2010...........  $10.85750    $11.80119        5,091
   01/01/2011 to 12/31/2011...........  $11.80119    $13.01645      466,287
   01/01/2012 to 12/31/2012...........  $13.01645    $13.96741      163,038

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04108    $12.26108       56,060
   01/01/2010 to 12/31/2010...........  $12.26108    $13.68833       69,742
   01/01/2011 to 12/31/2011...........  $13.68833    $13.35045       50,945
   01/01/2012 to 12/31/2012...........  $13.35045    $14.87346       64,745
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07983    $11.67943       32,958
   01/01/2010 to 12/31/2010...........  $11.67943    $12.29454       47,971
   01/01/2011 to 12/31/2011...........  $12.29454    $12.08786       49,011
   01/01/2012 to 12/31/2012...........  $12.08786    $13.12718       46,323
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08380    $10.28698            0
   01/01/2010 to 12/31/2010...........  $10.28698    $11.23222            0
   01/01/2011 to 12/31/2011...........  $11.23222    $11.09062            0
   01/01/2012 to 12/31/2012...........  $11.09062    $12.53028            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14518    $10.29678            0
   01/01/2010 to 12/31/2010...........  $10.29678    $11.48598            0
   01/01/2011 to 12/31/2011...........  $11.48598    $10.60504          336
   01/01/2012 to 12/31/2012...........  $10.60504    $11.77847            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12742    $13.60349       10,943
   01/01/2010 to 12/31/2010...........  $13.60349    $14.30022       15,650
   01/01/2011 to 12/31/2011...........  $14.30022    $12.74350       11,511
   01/01/2012 to 12/31/2012...........  $12.74350    $15.23803       12,773
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06270    $12.74667        2,810
   01/01/2010 to 12/31/2010...........  $12.74667    $14.14819        2,820
   01/01/2011 to 12/31/2011...........  $14.14819    $13.29726        2,672
   01/01/2012 to 12/31/2012...........  $13.29726    $15.24503        2,759
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03391    $12.09710        1,647
   01/01/2010 to 12/31/2010...........  $12.09710    $13.45763        5,368
   01/01/2011 to 12/31/2011...........  $13.45763    $14.54337        5,654
   01/01/2012 to 12/31/2012...........  $14.54337    $15.11073       12,126
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00733    $12.72864        9,789
   01/01/2010 to 12/31/2010...........  $12.72864    $14.95140       11,438
   01/01/2011 to 12/31/2011...........  $14.95140    $14.53184        7,740
   01/01/2012 to 12/31/2012...........  $14.53184    $16.00178        9,279

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07246    $13.37974        3,689
   01/01/2010 to 12/31/2010...........  $13.37974    $14.70491        6,362
   01/01/2011 to 12/31/2011...........  $14.70491    $13.97222        4,327
   01/01/2012 to 12/31/2012...........  $13.97222    $16.86736        6,026
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02825    $12.16473          978
   01/01/2010 to 12/31/2010...........  $12.16473    $13.45761        1,233
   01/01/2011 to 12/31/2011...........  $13.45761    $13.12223          870
   01/01/2012 to 12/31/2012...........  $13.12223    $15.06982          994
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99842    $10.18671            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98590    $13.24524        2,145
   01/01/2010 to 12/31/2010...........  $13.24524    $16.05923        2,911
   01/01/2011 to 12/31/2011...........  $16.05923    $15.20886        2,249
   01/01/2012 to 12/31/2012...........  $15.20886    $17.66406        2,441
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99969    $ 9.87777       29,155
   01/01/2010 to 12/31/2010...........  $ 9.87777    $ 9.69131       53,544
   01/01/2011 to 12/31/2011...........  $ 9.69131    $ 9.50835        1,440
   01/01/2012 to 12/31/2012...........  $ 9.50835    $ 9.32702        1,858
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.13105    $13.73161        3,347
   01/01/2010 to 12/31/2010...........  $13.73161    $16.62562        3,186
   01/01/2011 to 12/31/2011...........  $16.62562    $15.90297        3,246
   01/01/2012 to 12/31/2012...........  $15.90297    $18.27003        3,129
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02832    $10.06611            0
   01/01/2012 to 12/31/2012...........  $10.06611    $10.35436            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97681    $12.37664          539
   01/01/2010 to 12/31/2010...........  $12.37664    $15.62143        1,224
   01/01/2011 to 12/31/2011...........  $15.62143    $15.58152        1,101
   01/01/2012 to 12/31/2012...........  $15.58152    $17.17555          966
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.93464    $12.07932        2,060
   01/01/2010 to 12/31/2010...........  $12.07932    $14.24972        3,401
   01/01/2011 to 04/29/2011...........  $14.24972    $15.96932            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.30497        7,238
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05442    $14.81166        3,898
   01/01/2010 to 12/31/2010...........  $14.81166    $17.76396        7,953
   01/01/2011 to 12/31/2011...........  $17.76396    $13.89229        5,758
   01/01/2012 to 12/31/2012...........  $13.89229    $16.06935        6,929
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99059    $10.49444        1,178
   01/01/2010 to 12/31/2010...........  $10.49444    $10.69508        1,954
   01/01/2011 to 12/31/2011...........  $10.69508    $10.72658        5,664
   01/01/2012 to 12/31/2012...........  $10.72658    $11.01506        9,415
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98246    $11.06240      101,081
   01/01/2010 to 12/31/2010...........  $11.06240    $11.68833      171,292
   01/01/2011 to 12/31/2011...........  $11.68833    $11.82955      160,163
   01/01/2012 to 12/31/2012...........  $11.82955    $12.68455      166,894
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02102    $11.61945      135,200
   01/01/2010 to 12/31/2010...........  $11.61945    $12.60207      156,336
   01/01/2011 to 12/31/2011...........  $12.60207    $12.48452      181,320
   01/01/2012 to 12/31/2012...........  $12.48452    $13.51575      185,165
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01833    $10.06597            0
   01/01/2012 to 12/31/2012...........  $10.06597    $10.57501            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07719    $12.82018          573
   01/01/2010 to 12/31/2010...........  $12.82018    $14.46757        3,228
   01/01/2011 to 12/31/2011...........  $14.46757    $14.68191        1,794
   01/01/2012 to 12/31/2012...........  $14.68191    $17.10866        2,129
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 8.88392            0
   01/01/2012 to 12/31/2012...........  $ 8.88392    $ 9.86031            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05245    $12.35611        9,906
   01/01/2010 to 12/31/2010...........  $12.35611    $13.85815       59,090
   01/01/2011 to 12/31/2011...........  $13.85815    $13.26883       45,408
   01/01/2012 to 12/31/2012...........  $13.26883    $15.08440       57,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.08085    $12.39836       56,249
   01/01/2010 to 12/31/2010...........  $12.39836    $13.59785       90,661
   01/01/2011 to 12/31/2011...........  $13.59785    $12.88722       59,400
   01/01/2012 to 12/31/2012...........  $12.88722    $14.04822       74,412
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00835    $13.14833            0
   01/01/2010 to 12/31/2010...........  $13.14833    $17.59375            0
   01/01/2011 to 12/31/2011...........  $17.59375    $17.08879            0
   01/01/2012 to 12/31/2012...........  $17.08879    $18.80226            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97563    $12.95541            0
   01/01/2010 to 12/31/2010...........  $12.95541    $16.01106          732
   01/01/2011 to 12/31/2011...........  $16.01106    $14.76666        1,110
   01/01/2012 to 12/31/2012...........  $14.76666    $17.11423        1,029
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03838    $12.15888      155,062
   01/01/2010 to 12/31/2010...........  $12.15888    $13.30202      171,666
   01/01/2011 to 12/31/2011...........  $13.30202    $13.30691      139,092
   01/01/2012 to 12/31/2012...........  $13.30691    $14.81356      161,350
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.10014    $12.91774        5,580
   01/01/2010 to 12/31/2010...........  $12.91774    $14.34884        6,842
   01/01/2011 to 12/31/2011...........  $14.34884    $13.84402        4,793
   01/01/2012 to 12/31/2012...........  $13.84402    $15.92130        5,676
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01739    $11.11682        2,027
   01/01/2010 to 12/31/2010...........  $11.11682    $11.53051        5,017
   01/01/2011 to 12/31/2011...........  $11.53051    $11.77677        4,249
   01/01/2012 to 12/31/2012...........  $11.77677    $12.15478        5,035
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98699    $13.17447        8,187
   01/01/2010 to 12/31/2010...........  $13.17447    $14.96577        9,415
   01/01/2011 to 12/31/2011...........  $14.96577    $14.43104        8,226
   01/01/2012 to 12/31/2012...........  $14.43104    $16.64347       14,910
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.30108    $13.76951       13,807
   01/01/2010 to 12/31/2010...........  $13.76951    $16.26883       22,069
   01/01/2011 to 12/31/2011...........  $16.26883    $13.57744       25,322
   01/01/2012 to 12/31/2012...........  $13.57744    $13.79902       32,694

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06178    $12.77693            0
   01/01/2010 to 12/31/2010...........  $12.77693    $14.36696            0
   01/01/2011 to 12/31/2011...........  $14.36696    $13.60557        3,701
   01/01/2012 to 12/31/2012...........  $13.60557    $14.81394        5,643
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98914    $10.76877       26,254
   01/01/2010 to 12/31/2010...........  $10.76877    $11.38650       56,860
   01/01/2011 to 12/31/2011...........  $11.38650    $11.84188       47,193
   01/01/2012 to 12/31/2012...........  $11.84188    $12.52719       46,465
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $10.07065    $12.83927       87,129
   01/01/2010 to 12/31/2010...........  $12.83927    $13.88351      139,902
   01/01/2011 to 12/31/2011...........  $13.88351    $13.39083       82,039
   01/01/2012 to 09/21/2012...........  $13.39083    $14.97302            0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY HAV AND
                        HD GRO OR HD GRO 60 BPS (2.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38880    $10.95680       984,985
   01/01/2007 to 12/31/2007...........  $10.95680    $11.71266     2,558,143
   01/01/2008 to 12/31/2008...........  $11.71266    $ 7.81625     2,684,150
   01/01/2009 to 12/31/2009...........  $ 7.81625    $ 9.51550     2,585,673
   01/01/2010 to 12/31/2010...........  $ 9.51550    $10.42979     2,528,955
   01/01/2011 to 12/31/2011...........  $10.42979    $ 9.93908     2,381,304
   01/01/2012 to 12/31/2012...........  $ 9.93908    $10.95233     2,293,332
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14338    $10.62093       101,351
   01/01/2007 to 12/31/2007...........  $10.62093    $11.38468       323,329
   01/01/2008 to 12/31/2008...........  $11.38468    $ 7.82320       411,881
   01/01/2009 to 12/31/2009...........  $ 7.82320    $ 9.66501       405,643
   01/01/2010 to 12/31/2010...........  $ 9.66501    $10.75845       408,031
   01/01/2011 to 12/31/2011...........  $10.75845    $10.54414       447,743
   01/01/2012 to 12/31/2012...........  $10.54414    $11.73066       448,691
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69604    $11.77553             0
   01/01/2007 to 12/31/2007...........  $11.77553    $11.51406             0
   01/01/2008 to 12/31/2008...........  $11.51406    $ 7.35512             0
   01/01/2009 to 12/31/2009...........  $ 7.35512    $ 8.48006           955
   01/01/2010 to 12/31/2010...........  $ 8.48006    $ 9.45099         1,463
   01/01/2011 to 12/31/2011...........  $ 9.45099    $ 9.58274           297
   01/01/2012 to 05/04/2012...........  $ 9.58274    $10.39565             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33925    $10.84933       262,072
   01/01/2007 to 12/31/2007...........  $10.84933    $11.58366       863,900
   01/01/2008 to 12/31/2008...........  $11.58366    $ 8.08498     1,124,426
   01/01/2009 to 12/31/2009...........  $ 8.08498    $ 9.75872     1,177,713
   01/01/2010 to 12/31/2010...........  $ 9.75872    $10.72990     1,117,527
   01/01/2011 to 12/31/2011...........  $10.72990    $10.37669       992,099
   01/01/2012 to 12/31/2012...........  $10.37669    $11.42526       980,480

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99767    $ 9.13787        2,049
   01/01/2012 to 12/31/2012...........  $ 9.13787    $10.00940        6,178
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52053    $12.71928            0
   01/01/2007 to 12/31/2007...........  $12.71928    $12.59690            0
   01/01/2008 to 12/31/2008...........  $12.59690    $ 7.73169            0
   01/01/2009 to 12/31/2009...........  $ 7.73169    $ 8.95107            0
   01/01/2010 to 12/31/2010...........  $ 8.95107    $ 9.85304            0
   01/01/2011 to 12/31/2011...........  $ 9.85304    $ 9.59855            0
   01/01/2012 to 12/31/2012...........  $ 9.59855    $10.65551            0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 9.34895            0
   01/01/2010 to 12/31/2010...........  $ 9.34895    $10.12019            0
   01/01/2011 to 12/31/2011...........  $10.12019    $10.86255            0
   01/01/2012 to 12/31/2012...........  $10.86255    $11.07639            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.00012        3,347
   01/01/2009 to 12/31/2009...........  $12.00012    $11.03670       16,371
   01/01/2010 to 12/31/2010...........  $11.03670    $12.01294       17,593
   01/01/2011 to 12/31/2011...........  $12.01294    $13.35765            0
   01/01/2012 to 12/31/2012...........  $13.35765    $13.82354            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.06868          467
   01/01/2009 to 12/31/2009...........  $12.06868    $10.90486        1,719
   01/01/2010 to 12/31/2010...........  $10.90486    $11.88816            0
   01/01/2011 to 12/31/2011...........  $11.88816    $13.49739            0
   01/01/2012 to 12/31/2012...........  $13.49739    $13.98700            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 8.76162            0
   01/01/2010 to 12/31/2010...........  $ 8.76162    $ 9.59316       86,467
   01/01/2011 to 12/31/2011...........  $ 9.59316    $11.14555        3,629
   01/01/2012 to 12/31/2012...........  $11.14555    $11.60016            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99767    $10.97418       34,183
   01/01/2011 to 12/31/2011...........  $10.97418    $12.92454      171,247
   01/01/2012 to 12/31/2012...........  $12.92454    $13.51172       93,962
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99825    $11.98335       55,970
   01/01/2012 to 12/31/2012...........  $11.98335    $12.41671       89,037
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99767    $10.36658        4,470

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50780    $11.13289       689,026
   01/01/2007 to 12/31/2007...........  $11.13289    $11.95767     1,592,316
   01/01/2008 to 12/31/2008...........  $11.95767    $ 7.61582     1,859,769
   01/01/2009 to 12/31/2009...........  $ 7.61582    $ 9.34393     1,812,334
   01/01/2010 to 12/31/2010...........  $ 9.34393    $10.37074     1,767,556
   01/01/2011 to 12/31/2011...........  $10.37074    $ 9.90639     1,650,713
   01/01/2012 to 12/31/2012...........  $ 9.90639    $11.02837     1,555,937
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08097    $ 7.32380        22,171
   01/01/2009 to 12/31/2009...........  $ 7.32380    $ 8.84650        36,583
   01/01/2010 to 12/31/2010...........  $ 8.84650    $ 9.69251        46,112
   01/01/2011 to 12/31/2011...........  $ 9.69251    $ 9.31643        36,265
   01/01/2012 to 12/31/2012...........  $ 9.31643    $10.05781        42,650
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.11328    $16.02423             0
   01/01/2007 to 12/31/2007...........  $16.02423    $12.55783             0
   01/01/2008 to 12/31/2008...........  $12.55783    $ 7.98401             0
   01/01/2009 to 12/31/2009...........  $ 7.98401    $10.31138             0
   01/01/2010 to 12/31/2010...........  $10.31138    $12.99078           504
   01/01/2011 to 12/31/2011...........  $12.99078    $13.55593            73
   01/01/2012 to 12/31/2012...........  $13.55593    $15.30693           118
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22169    $11.71792             0
   01/01/2007 to 12/31/2007...........  $11.71792    $ 9.43198             0
   01/01/2008 to 07/18/2008...........  $ 9.43198    $ 8.61999             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.16315    $12.06616             0
   01/01/2007 to 12/31/2007...........  $12.06616    $13.13512             0
   01/01/2008 to 12/31/2008...........  $13.13512    $ 7.18873             0
   01/01/2009 to 12/31/2009...........  $ 7.18873    $ 9.33599             0
   01/01/2010 to 12/31/2010...........  $ 9.33599    $12.11421           313
   01/01/2011 to 12/31/2011...........  $12.11421    $10.30454         1,070
   01/01/2012 to 12/31/2012...........  $10.30454    $12.11213         1,210
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10348    $ 7.48354        14,194
   01/01/2009 to 12/31/2009...........  $ 7.48354    $ 8.88137        16,736
   01/01/2010 to 12/31/2010...........  $ 8.88137    $ 9.85295        18,386
   01/01/2011 to 12/31/2011...........  $ 9.85295    $ 9.40740        21,314
   01/01/2012 to 12/31/2012...........  $ 9.40740    $10.46483        26,619
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04361    $10.54213        84,281
   01/01/2007 to 12/31/2007...........  $10.54213    $11.20213       325,977
   01/01/2008 to 12/31/2008...........  $11.20213    $ 7.18420       338,203
   01/01/2009 to 12/31/2009...........  $ 7.18420    $ 8.71044       405,249
   01/01/2010 to 12/31/2010...........  $ 8.71044    $ 9.75195       412,281
   01/01/2011 to 12/31/2011...........  $ 9.75195    $ 9.40336       379,639
   01/01/2012 to 12/31/2012...........  $ 9.40336    $10.18410       395,793

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16332    $10.44382       71,321
   01/01/2007 to 12/31/2007...........  $10.44382    $11.39013      217,263
   01/01/2008 to 12/31/2008...........  $11.39013    $ 6.61081      279,112
   01/01/2009 to 12/31/2009...........  $ 6.61081    $ 8.15269      320,913
   01/01/2010 to 12/31/2010...........  $ 8.15269    $ 9.49915      335,516
   01/01/2011 to 12/31/2011...........  $ 9.49915    $ 8.72164      289,364
   01/01/2012 to 12/31/2012...........  $ 8.72164    $ 9.64095      276,214
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99826    $ 7.45733        5,874
   01/01/2009 to 11/13/2009...........  $ 7.45733    $ 8.30710            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.71445       40,068
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17493    $ 6.10058          641
   01/01/2009 to 12/31/2009...........  $ 6.10058    $ 8.06833        1,402
   01/01/2010 to 12/31/2010...........  $ 8.06833    $ 9.49404        1,184
   01/01/2011 to 12/31/2011...........  $ 9.49404    $ 8.82617          566
   01/01/2012 to 12/31/2012...........  $ 8.82617    $10.95611          581
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.21585    $11.54033            0
   01/01/2007 to 12/31/2007...........  $11.54033    $12.87688            0
   01/01/2008 to 12/31/2008...........  $12.87688    $ 7.52930            0
   01/01/2009 to 12/31/2009...........  $ 7.52930    $11.01183            0
   01/01/2010 to 12/31/2010...........  $11.01183    $11.88909          209
   01/01/2011 to 12/31/2011...........  $11.88909    $11.17858            0
   01/01/2012 to 12/31/2012...........  $11.17858    $13.10590            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62847    $11.74026            0
   01/01/2007 to 12/31/2007...........  $11.74026    $12.08115            0
   01/01/2008 to 12/31/2008...........  $12.08115    $ 7.01424            0
   01/01/2009 to 12/31/2009...........  $ 7.01424    $ 8.18418            0
   01/01/2010 to 12/31/2010...........  $ 8.18418    $ 9.04440            0
   01/01/2011 to 12/31/2011...........  $ 9.04440    $ 8.36561            0
   01/01/2012 to 12/31/2012...........  $ 8.36561    $ 9.79991            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09667    $10.96352            0
   01/01/2007 to 12/31/2007...........  $10.96352    $12.80795            0
   01/01/2008 to 12/31/2008...........  $12.80795    $ 7.42328            0
   01/01/2009 to 12/31/2009...........  $ 7.42328    $11.41627          427
   01/01/2010 to 12/31/2010...........  $11.41627    $13.39182        1,187
   01/01/2011 to 12/31/2011...........  $13.39182    $12.71994          263
   01/01/2012 to 12/31/2012...........  $12.71994    $14.89424          202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03314    $ 7.62336        1,306
   01/01/2009 to 12/31/2009...........  $ 7.62336    $ 9.46659        1,076
   01/01/2010 to 12/31/2010...........  $ 9.46659    $11.74810          465
   01/01/2011 to 12/31/2011...........  $11.74810    $11.65091          456
   01/01/2012 to 12/31/2012...........  $11.65091    $13.19484          500
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.06856    $10.60878            0
   01/01/2007 to 12/31/2007...........  $10.60878    $10.64201            0
   01/01/2008 to 12/31/2008...........  $10.64201    $ 7.75677            0
   01/01/2009 to 12/31/2009...........  $ 7.75677    $10.29318          904
   01/01/2010 to 12/31/2010...........  $10.29318    $11.43698        4,162
   01/01/2011 to 12/31/2011...........  $11.43698    $11.55188        2,408
   01/01/2012 to 12/31/2012...........  $11.55188    $12.87737          374
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08915    $ 7.59217       40,561
   01/01/2009 to 12/31/2009...........  $ 7.59217    $ 9.17026       43,949
   01/01/2010 to 12/31/2010...........  $ 9.17026    $10.01855       36,638
   01/01/2011 to 12/31/2011...........  $10.01855    $ 9.75834       33,986
   01/01/2012 to 12/31/2012...........  $ 9.75834    $10.52024       35,467
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99177    $10.57369            0
   01/01/2007 to 12/31/2007...........  $10.57369    $12.32194            0
   01/01/2008 to 12/31/2008...........  $12.32194    $ 6.00307            0
   01/01/2009 to 12/31/2009...........  $ 6.00307    $ 7.95060            0
   01/01/2010 to 12/31/2010...........  $ 7.95060    $ 8.91178            0
   01/01/2011 to 12/31/2011...........  $ 8.91178    $ 7.59690            0
   01/01/2012 to 12/31/2012...........  $ 7.59690    $ 8.95135            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00992    $10.83593            0
   01/01/2007 to 12/31/2007...........  $10.83593    $12.49528            0
   01/01/2008 to 12/31/2008...........  $12.49528    $ 6.84949          838
   01/01/2009 to 12/31/2009...........  $ 6.84949    $ 8.75042          691
   01/01/2010 to 12/31/2010...........  $ 8.75042    $ 9.51572          263
   01/01/2011 to 12/31/2011...........  $ 9.51572    $ 8.14664          293
   01/01/2012 to 12/31/2012...........  $ 8.14664    $ 9.30490          321
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11166    $ 7.11750       10,115
   01/01/2009 to 12/31/2009...........  $ 7.11750    $ 8.82580       12,012
   01/01/2010 to 12/31/2010...........  $ 8.82580    $ 9.83405       15,656
   01/01/2011 to 12/31/2011...........  $ 9.83405    $ 9.57260       14,436
   01/01/2012 to 12/31/2012...........  $ 9.57260    $10.64380       18,387

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92161    $11.51373            0
   01/01/2007 to 12/31/2007...........  $11.51373    $11.48901       21,027
   01/01/2008 to 12/31/2008...........  $11.48901    $ 9.26576      216,934
   01/01/2009 to 12/31/2009...........  $ 9.26576    $11.06807      252,584
   01/01/2010 to 12/31/2010...........  $11.06807    $11.62819      210,165
   01/01/2011 to 12/31/2011...........  $11.62819    $11.41042      208,542
   01/01/2012 to 12/31/2012...........  $11.41042    $12.36735      203,929
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08364    $10.28433            0
   01/01/2010 to 12/31/2010...........  $10.28433    $11.20726            0
   01/01/2011 to 12/31/2011...........  $11.20726    $11.04434            0
   01/01/2012 to 12/31/2012...........  $11.04434    $12.45348            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14502    $10.29414            0
   01/01/2010 to 12/31/2010...........  $10.29414    $11.46057            0
   01/01/2011 to 12/31/2011...........  $11.46057    $10.56090            0
   01/01/2012 to 12/31/2012...........  $10.56090    $11.70643            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.08901    $12.75684            0
   01/01/2007 to 12/31/2007...........  $12.75684    $13.66576            0
   01/01/2008 to 12/31/2008...........  $13.66576    $ 7.84189            0
   01/01/2009 to 12/31/2009...........  $ 7.84189    $10.43150        1,337
   01/01/2010 to 12/31/2010...........  $10.43150    $10.94417        1,763
   01/01/2011 to 12/31/2011...........  $10.94417    $ 9.73366          529
   01/01/2012 to 12/31/2012...........  $ 9.73366    $11.61603          290
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06145    $12.19503            0
   01/01/2007 to 12/31/2007...........  $12.19503    $11.58035            0
   01/01/2008 to 12/31/2008...........  $11.58035    $ 6.63284            0
   01/01/2009 to 12/31/2009...........  $ 6.63284    $ 7.75509            0
   01/01/2010 to 12/31/2010...........  $ 7.75509    $ 8.59095            0
   01/01/2011 to 12/31/2011...........  $ 8.59095    $ 8.05852            0
   01/01/2012 to 12/31/2012...........  $ 8.05852    $ 9.22079            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19371    $10.65342            0
   01/01/2007 to 12/31/2007...........  $10.65342    $11.06283            0
   01/01/2008 to 12/31/2008...........  $11.06283    $ 8.31161            0
   01/01/2009 to 12/31/2009...........  $ 8.31161    $10.95231            0
   01/01/2010 to 12/31/2010...........  $10.95231    $12.16009        5,465
   01/01/2011 to 12/31/2011...........  $12.16009    $13.11538        1,712
   01/01/2012 to 12/31/2012...........  $13.11538    $13.60028            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.13415    $11.40202            0
   01/01/2007 to 12/31/2007...........  $11.40202    $12.83108            0
   01/01/2008 to 12/31/2008...........  $12.83108    $ 7.07655            0
   01/01/2009 to 12/31/2009...........  $ 7.07655    $ 8.98924          599
   01/01/2010 to 12/31/2010...........  $ 8.98924    $10.53837          861
   01/01/2011 to 12/31/2011...........  $10.53837    $10.22269          345
   01/01/2012 to 12/31/2012...........  $10.22269    $11.23474          358
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.42528    $12.70063            0
   01/01/2007 to 12/31/2007...........  $12.70063    $13.60069            0
   01/01/2008 to 12/31/2008...........  $13.60069    $ 8.78861            0
   01/01/2009 to 12/31/2009...........  $ 8.78861    $11.31440            0
   01/01/2010 to 12/31/2010...........  $11.31440    $12.41066          197
   01/01/2011 to 12/31/2011...........  $12.41066    $11.76918            0
   01/01/2012 to 12/31/2012...........  $11.76918    $14.18000            0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03769    $11.50591            0
   01/01/2007 to 12/31/2007...........  $11.50591    $12.96421            0
   01/01/2008 to 12/31/2008...........  $12.96421    $ 8.08374            0
   01/01/2009 to 12/31/2009...........  $ 8.08374    $ 9.83697            0
   01/01/2010 to 12/31/2010...........  $ 9.83697    $10.86121            0
   01/01/2011 to 12/31/2011...........  $10.86121    $10.56972            0
   01/01/2012 to 12/31/2012...........  $10.56972    $12.11467            0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99826    $10.17925            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04019    $11.53375            0
   01/01/2007 to 12/31/2007...........  $11.53375    $11.60037            0
   01/01/2008 to 12/31/2008...........  $11.60037    $ 7.02641          840
   01/01/2009 to 12/31/2009...........  $ 7.02641    $ 9.55328          692
   01/01/2010 to 12/31/2010...........  $ 9.55328    $11.56022          263
   01/01/2011 to 12/31/2011...........  $11.56022    $10.92663          293
   01/01/2012 to 12/31/2012...........  $10.92663    $12.66562          322
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99943    $10.17783            0
   01/01/2007 to 12/31/2007...........  $10.17783    $10.45102            0
   01/01/2008 to 12/31/2008...........  $10.45102    $10.48777        4,603
   01/01/2009 to 12/31/2009...........  $10.48777    $10.29201       14,531
   01/01/2010 to 12/31/2010...........  $10.29201    $10.07791        1,709
   01/01/2011 to 12/31/2011...........  $10.07791    $ 9.86837        3,458
   01/01/2012 to 12/31/2012...........  $ 9.86837    $ 9.66107        3,566
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.64597    $11.75586            0
   01/01/2007 to 12/31/2007...........  $11.75586    $11.87182            0
   01/01/2008 to 12/31/2008...........  $11.87182    $ 6.71043            0
   01/01/2009 to 12/31/2009...........  $ 6.71043    $ 9.23915            0
   01/01/2010 to 12/31/2010...........  $ 9.23915    $11.16454          372
   01/01/2011 to 12/31/2011...........  $11.16454    $10.65842            0
   01/01/2012 to 12/31/2012...........  $10.65842    $12.22088            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02816    $10.06271            0
   01/01/2012 to 12/31/2012...........  $10.06271    $10.33058            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35009    $12.60819            0
   01/01/2007 to 12/31/2007...........  $12.60819    $15.08190            0
   01/01/2008 to 12/31/2008...........  $15.08190    $ 8.38847          467
   01/01/2009 to 12/31/2009...........  $ 8.38847    $10.65813          594
   01/01/2010 to 12/31/2010...........  $10.65813    $13.42615        1,491
   01/01/2011 to 12/31/2011...........  $13.42615    $13.36567          609
   01/01/2012 to 12/31/2012...........  $13.36567    $14.70405          786
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.48889    $10.83586            0
   01/01/2007 to 12/31/2007...........  $10.83586    $12.59164            0
   01/01/2008 to 12/31/2008...........  $12.59164    $ 7.08274        2,719
   01/01/2009 to 12/31/2009...........  $ 7.08274    $ 8.49810        2,423
   01/01/2010 to 12/31/2010...........  $ 8.49810    $10.00545        1,808
   01/01/2011 to 04/29/2011...........  $10.00545    $11.20572            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.29125            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10100    $ 5.56220            0
   01/01/2009 to 12/31/2009...........  $ 5.56220    $ 9.06699          475
   01/01/2010 to 12/31/2010...........  $ 9.06699    $10.85299        1,391
   01/01/2011 to 12/31/2011...........  $10.85299    $ 8.47100          321
   01/01/2012 to 12/31/2012...........  $ 8.47100    $ 9.77928          317
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02208    $10.18235            0
   01/01/2007 to 12/31/2007...........  $10.18235    $10.64459            0
   01/01/2008 to 12/31/2008...........  $10.64459    $10.53674            0
   01/01/2009 to 12/31/2009...........  $10.53674    $11.37025            0
   01/01/2010 to 12/31/2010...........  $11.37025    $11.56490        5,769
   01/01/2011 to 12/31/2011...........  $11.56490    $11.57644        2,885
   01/01/2012 to 12/31/2012...........  $11.57644    $11.86441            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97090    $10.27161            0
   01/01/2007 to 12/31/2007...........  $10.27161    $10.88965            0
   01/01/2008 to 12/31/2008...........  $10.88965    $10.41948            0
   01/01/2009 to 12/31/2009...........  $10.41948    $11.88583        3,056
   01/01/2010 to 12/31/2010...........  $11.88583    $12.53367       11,998
   01/01/2011 to 12/31/2011...........  $12.53367    $12.66037        4,729
   01/01/2012 to 12/31/2012...........  $12.66037    $13.54882        2,500

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19055    $10.60497       25,035
   01/01/2007 to 12/31/2007...........  $10.60497    $11.28575      157,176
   01/01/2008 to 12/31/2008...........  $11.28575    $ 8.89526      403,095
   01/01/2009 to 12/31/2009...........  $ 8.89526    $10.45297      454,267
   01/01/2010 to 12/31/2010...........  $10.45297    $11.31482      415,615
   01/01/2011 to 12/31/2011...........  $11.31482    $11.18744      376,199
   01/01/2012 to 12/31/2012...........  $11.18744    $12.08780      405,336
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01817    $10.06259            0
   01/01/2012 to 12/31/2012...........  $10.06259    $10.55085            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62248    $11.42056            0
   01/01/2007 to 12/31/2007...........  $11.42056    $11.41173            0
   01/01/2008 to 12/31/2008...........  $11.41173    $ 6.84612            0
   01/01/2009 to 12/31/2009...........  $ 6.84612    $ 8.16461            0
   01/01/2010 to 12/31/2010...........  $ 8.16461    $ 9.19572          623
   01/01/2011 to 12/31/2011...........  $ 9.19572    $ 9.31379            0
   01/01/2012 to 12/31/2012...........  $ 9.31379    $10.83195            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99825    $ 8.87224            0
   01/01/2012 to 12/31/2012...........  $ 8.87224    $ 9.82808            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09915    $ 6.67683       18,437
   01/01/2009 to 12/31/2009...........  $ 6.67683    $ 8.29136       20,543
   01/01/2010 to 12/31/2010...........  $ 8.29136    $ 9.28112       29,681
   01/01/2011 to 12/31/2011...........  $ 9.28112    $ 8.86895       29,614
   01/01/2012 to 12/31/2012...........  $ 8.86895    $10.06261       31,938
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45139    $11.03272            0
   01/01/2007 to 12/31/2007...........  $11.03272    $11.76249       18,528
   01/01/2008 to 12/31/2008...........  $11.76249    $ 8.03826       28,174
   01/01/2009 to 12/31/2009...........  $ 8.03826    $10.02627       46,245
   01/01/2010 to 12/31/2010...........  $10.02627    $10.97475       47,685
   01/01/2011 to 12/31/2011...........  $10.97475    $10.38093       45,287
   01/01/2012 to 12/31/2012...........  $10.38093    $11.29392       50,319
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90474    $ 9.88267            0
   01/01/2007 to 12/31/2007...........  $ 9.88267    $10.36529            0
   01/01/2008 to 12/31/2008...........  $10.36529    $ 6.59557            0
   01/01/2009 to 12/31/2009...........  $ 6.59557    $ 8.64603          263
   01/01/2010 to 12/31/2010...........  $ 8.64603    $11.54673          207
   01/01/2011 to 12/31/2011...........  $11.54673    $11.19338           82
   01/01/2012 to 12/31/2012...........  $11.19338    $12.29157            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.93965    $12.46359            0
   01/01/2007 to 12/31/2007...........  $12.46359    $11.51553            0
   01/01/2008 to 12/31/2008...........  $11.51553    $ 7.92294            0
   01/01/2009 to 12/31/2009...........  $ 7.92294    $ 9.85035          229
   01/01/2010 to 12/31/2010...........  $ 9.85035    $12.14978          417
   01/01/2011 to 12/31/2011...........  $12.14978    $11.18351           71
   01/01/2012 to 12/31/2012...........  $11.18351    $12.93597            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68518    $11.35981            0
   01/01/2007 to 12/31/2007...........  $11.35981    $11.82256      161,875
   01/01/2008 to 12/31/2008...........  $11.82256    $ 8.57089      173,887
   01/01/2009 to 12/31/2009...........  $ 8.57089    $10.41585      227,995
   01/01/2010 to 12/31/2010...........  $10.41585    $11.37298      263,450
   01/01/2011 to 12/31/2011...........  $11.37298    $11.35486      257,883
   01/01/2012 to 12/31/2012...........  $11.35486    $12.61577      288,496
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00032    $12.20210            0
   01/01/2007 to 12/31/2007...........  $12.20210    $11.51791            0
   01/01/2008 to 12/31/2008...........  $11.51791    $ 6.55256            0
   01/01/2009 to 12/31/2009...........  $ 6.55256    $ 7.94114          675
   01/01/2010 to 12/31/2010...........  $ 7.94114    $ 8.80362          945
   01/01/2011 to 12/31/2011...........  $ 8.80362    $ 8.47732          314
   01/01/2012 to 12/31/2012...........  $ 8.47732    $ 9.73017          341

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.52835    $ 9.79265            0
   01/01/2007 to 12/31/2007...........  $ 9.79265    $10.51014            0
   01/01/2008 to 12/31/2008...........  $10.51014    $10.03832            0
   01/01/2009 to 12/31/2009...........  $10.03832    $11.01755        1,252
   01/01/2010 to 12/31/2010...........  $11.01755    $11.40516        5,304
   01/01/2011 to 12/31/2011...........  $11.40516    $11.62600        2,357
   01/01/2012 to 12/31/2012...........  $11.62600    $11.97556          297
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93977    $10.43471            0
   01/01/2007 to 12/31/2007...........  $10.43471    $11.05504            0
   01/01/2008 to 12/31/2008...........  $11.05504    $ 6.43180            0
   01/01/2009 to 12/31/2009...........  $ 6.43180    $ 9.65708            0
   01/01/2010 to 12/31/2010...........  $ 9.65708    $10.94866            0
   01/01/2011 to 12/31/2011...........  $10.94866    $10.53687            0
   01/01/2012 to 12/31/2012...........  $10.53687    $12.12848            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.73591    $13.26331            0
   01/01/2007 to 12/31/2007...........  $13.26331    $18.24214            0
   01/01/2008 to 12/31/2008...........  $18.24214    $ 8.93123            0
   01/01/2009 to 12/31/2009...........  $ 8.93123    $13.05802          414
   01/01/2010 to 12/31/2010...........  $13.05802    $15.39811        1,941
   01/01/2011 to 12/31/2011...........  $15.39811    $12.82550          854
   01/01/2012 to 12/31/2012...........  $12.82550    $13.00913          985
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62670    $11.31844            0
   01/01/2007 to 12/31/2007...........  $11.31844    $12.13812            0
   01/01/2008 to 12/31/2008...........  $12.13812    $ 6.85286        6,145
   01/01/2009 to 12/31/2009...........  $ 6.85286    $ 8.61586        6,280
   01/01/2010 to 12/31/2010...........  $ 8.61586    $ 9.66907        4,063
   01/01/2011 to 12/31/2011...........  $ 9.66907    $ 9.13871        5,089
   01/01/2012 to 12/31/2012...........  $ 9.13871    $ 9.93078        5,256
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99825    $ 9.97382            0
   01/01/2008 to 12/31/2008...........  $ 9.97382    $ 9.25507            0
   01/01/2009 to 12/31/2009...........  $ 9.25507    $10.11398            0
   01/01/2010 to 12/31/2010...........  $10.11398    $10.67324        5,081
   01/01/2011 to 12/31/2011...........  $10.67324    $11.07849        3,621
   01/01/2012 to 12/31/2012...........  $11.07849    $11.69664          891
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07798    $ 6.62220       24,606
   01/01/2009 to 12/31/2009...........  $ 6.62220    $ 8.43190       32,302
   01/01/2010 to 12/31/2010...........  $ 8.43190    $ 9.09971       46,682
   01/01/2011 to 12/31/2011...........  $ 9.09971    $ 8.75962       40,420
   01/01/2012 to 09/21/2012...........  $ 8.75962    $ 9.78063            0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38254    $10.93964      135,746
   01/01/2007 to 12/31/2007...........  $10.93964    $11.67705      391,450
   01/01/2008 to 12/31/2008...........  $11.67705    $ 7.78101      400,452
   01/01/2009 to 12/31/2009...........  $ 7.78101    $ 9.45889      386,144
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258      365,884
   01/01/2011 to 12/31/2011...........  $10.35258    $ 9.85110      349,067
   01/01/2012 to 12/31/2012...........  $ 9.85110    $10.83936      322,739
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14153    $10.60866       17,857
   01/01/2007 to 12/31/2007...........  $10.60866    $11.35477       69,843
   01/01/2008 to 12/31/2008...........  $11.35477    $ 7.79118       47,145
   01/01/2009 to 12/31/2009...........  $ 7.79118    $ 9.61143       48,328
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319       51,361
   01/01/2011 to 12/31/2011...........  $10.68319    $10.45514       51,573
   01/01/2012 to 12/31/2012...........  $10.45514    $11.61448       49,699
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67819    $11.74441            0
   01/01/2007 to 12/31/2007...........  $11.74441    $11.46666            0
   01/01/2008 to 12/31/2008...........  $11.46666    $ 7.31404            0
   01/01/2009 to 12/31/2009...........  $ 7.31404    $ 8.42035            0
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086            0
   01/01/2011 to 12/31/2011...........  $ 9.37086    $ 9.48765            0
   01/01/2012 to 05/04/2012...........  $ 9.48765    $10.28723            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33300    $10.83221       48,426
   01/01/2007 to 12/31/2007...........  $10.83221    $11.54845      171,214
   01/01/2008 to 12/31/2008...........  $11.54845    $ 8.04854      213,105
   01/01/2009 to 12/31/2009...........  $ 8.04854    $ 9.70059      237,061
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023      244,246
   01/01/2011 to 12/31/2011...........  $10.65023    $10.28464      234,903
   01/01/2012 to 12/31/2012...........  $10.28464    $11.30707      224,766

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99751    $ 9.12885            0
   01/01/2012 to 12/31/2012...........  $ 9.12885    $ 9.98474            0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50126    $12.68570            0
   01/01/2007 to 12/31/2007...........  $12.68570    $12.54510            0
   01/01/2008 to 12/31/2008...........  $12.54510    $ 7.68854            0
   01/01/2009 to 12/31/2009...........  $ 7.68854    $ 8.88795            0
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915            0
   01/01/2011 to 12/31/2011...........  $ 9.76915    $ 9.50286            0
   01/01/2012 to 12/31/2012...........  $ 9.50286    $10.53358            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50138    $11.11514      128,166
   01/01/2007 to 12/31/2007...........  $11.11514    $11.92105      417,634
   01/01/2008 to 12/31/2008...........  $11.92105    $ 7.58135      457,337
   01/01/2009 to 12/31/2009...........  $ 7.58135    $ 9.28814      451,348
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386      404,450
   01/01/2011 to 12/31/2011...........  $10.29386    $ 9.81857      378,795
   01/01/2012 to 12/31/2012...........  $ 9.81857    $10.91458      326,988
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08093    $ 7.31661            0
   01/01/2009 to 12/31/2009...........  $ 7.31661    $ 8.82485            0
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463            0
   01/01/2011 to 12/31/2011...........  $ 9.65463    $ 9.26641          906
   01/01/2012 to 12/31/2012...........  $ 9.26641    $ 9.98915          846
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09141    $15.98198            0
   01/01/2007 to 12/31/2007...........  $15.98198    $12.50625            0
   01/01/2008 to 12/31/2008...........  $12.50625    $ 7.93961            0
   01/01/2009 to 12/31/2009...........  $ 7.93961    $10.23905            0
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076            0
   01/01/2011 to 12/31/2011...........  $12.88076    $13.42144            0
   01/01/2012 to 12/31/2012...........  $13.42144    $15.13273            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20289    $11.68686            0
   01/01/2007 to 12/31/2007...........  $11.68686    $ 9.39302            0
   01/01/2008 to 07/18/2008...........  $ 9.39302    $ 8.57750            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14275    $12.03427            0
   01/01/2007 to 12/31/2007...........  $12.03427    $13.08104            0
   01/01/2008 to 12/31/2008...........  $13.08104    $ 7.14856            0
   01/01/2009 to 12/31/2009...........  $ 7.14856    $ 9.27013            0
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118            0
   01/01/2011 to 12/31/2011...........  $12.01118    $10.20193            0
   01/01/2012 to 12/31/2012...........  $10.20193    $11.97389            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10344    $ 7.47620            0
   01/01/2009 to 12/31/2009...........  $ 7.47620    $ 8.85972            0
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450            0
   01/01/2011 to 12/31/2011...........  $ 9.81450    $ 9.35692            0
   01/01/2012 to 12/31/2012...........  $ 9.35692    $10.39334            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04179    $10.53003       18,627
   01/01/2007 to 12/31/2007...........  $10.53003    $11.17279       75,804
   01/01/2008 to 12/31/2008...........  $11.17279    $ 7.15487       96,940
   01/01/2009 to 12/31/2009...........  $ 7.15487    $ 8.66215       92,702
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378       89,678
   01/01/2011 to 12/31/2011...........  $ 9.68378    $ 9.32398       82,557
   01/01/2012 to 12/31/2012...........  $ 9.32398    $10.08333       77,389
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16144    $10.43165        8,017
   01/01/2007 to 12/31/2007...........  $10.43165    $11.36002       35,459
   01/01/2008 to 12/31/2008...........  $11.36002    $ 6.58367       42,522
   01/01/2009 to 12/31/2009...........  $ 6.58367    $ 8.10732       45,017
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250       44,356
   01/01/2011 to 12/31/2011...........  $ 9.43250    $ 8.64767       43,054
   01/01/2012 to 12/31/2012...........  $ 8.64767    $ 9.54508       41,562
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99814    $ 7.45232            0
   01/01/2009 to 11/13/2009...........  $ 7.45232    $ 8.29100            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.70381        1,502
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17481    $ 6.09650            0
   01/01/2009 to 12/31/2009...........  $ 6.09650    $ 8.05116            0
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002            0
   01/01/2011 to 12/31/2011...........  $ 9.46002    $ 8.78163            0
   01/01/2012 to 12/31/2012...........  $ 8.78163    $10.88468            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19701    $11.50977           0
   01/01/2007 to 12/31/2007...........  $11.50977    $12.82386           0
   01/01/2008 to 12/31/2008...........  $12.82386    $ 7.48722           0
   01/01/2009 to 12/31/2009...........  $ 7.48722    $10.93431           0
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814           0
   01/01/2011 to 12/31/2011...........  $11.78814    $11.06745           0
   01/01/2012 to 12/31/2012...........  $11.06745    $12.95645           0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61064    $11.70917           0
   01/01/2007 to 12/31/2007...........  $11.70917    $12.03143           0
   01/01/2008 to 12/31/2008...........  $12.03143    $ 6.97511           0
   01/01/2009 to 12/31/2009...........  $ 6.97511    $ 8.12654           0
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759           0
   01/01/2011 to 12/31/2011...........  $ 8.96759    $ 8.28237           0
   01/01/2012 to 12/31/2012...........  $ 8.28237    $ 9.68809           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07819    $10.93456           0
   01/01/2007 to 12/31/2007...........  $10.93456    $12.75534           0
   01/01/2008 to 12/31/2008...........  $12.75534    $ 7.38191           0
   01/01/2009 to 12/31/2009...........  $ 7.38191    $11.33587           0
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803           0
   01/01/2011 to 12/31/2011...........  $13.27803    $12.59342           0
   01/01/2012 to 12/31/2012...........  $12.59342    $14.72440           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03302    $ 7.61835           0
   01/01/2009 to 12/31/2009...........  $ 7.61835    $ 9.44641           0
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578           0
   01/01/2011 to 12/31/2011...........  $11.70578    $11.59196           0
   01/01/2012 to 12/31/2012...........  $11.59196    $13.10878           0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05159    $10.58061           0
   01/01/2007 to 12/31/2007...........  $10.58061    $10.59817           0
   01/01/2008 to 12/31/2008...........  $10.59817    $ 7.71350           0
   01/01/2009 to 12/31/2009...........  $ 7.71350    $10.22092           0
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996           0
   01/01/2011 to 12/31/2011...........  $11.33996    $11.43711           0
   01/01/2012 to 12/31/2012...........  $11.43711    $12.73073           0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08911    $ 7.58468       1,612
   01/01/2009 to 12/31/2009...........  $ 7.58468    $ 9.14789       1,534
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940       1,458
   01/01/2011 to 12/31/2011...........  $ 9.97940    $ 9.70594       1,384
   01/01/2012 to 12/31/2012...........  $ 9.70594    $10.44837       1,331

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99165    $10.56332            0
   01/01/2007 to 12/31/2007...........  $10.56332    $12.29178            0
   01/01/2008 to 12/31/2008...........  $12.29178    $ 5.97954            0
   01/01/2009 to 12/31/2009...........  $ 5.97954    $ 7.90775            0
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072            0
   01/01/2011 to 12/31/2011...........  $ 8.85072    $ 7.53378            0
   01/01/2012 to 12/31/2012...........  $ 7.53378    $ 8.86389            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00980    $10.82527            0
   01/01/2007 to 12/31/2007...........  $10.82527    $12.46444            0
   01/01/2008 to 12/31/2008...........  $12.46444    $ 6.82250            0
   01/01/2009 to 12/31/2009...........  $ 6.82250    $ 8.70312            0
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037            0
   01/01/2011 to 12/31/2011...........  $ 9.45037    $ 8.07874            0
   01/01/2012 to 12/31/2012...........  $ 8.07874    $ 9.21373            0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98124    $10.83253            0
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376            0
   01/01/2011 to 12/31/2011...........  $11.73376    $12.89793            0
   01/01/2012 to 12/31/2012...........  $12.89793    $13.79278            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11162    $ 7.11052            0
   01/01/2009 to 12/31/2009...........  $ 7.11052    $ 8.80420            0
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553            0
   01/01/2011 to 12/31/2011...........  $ 9.79553    $ 9.52105            0
   01/01/2012 to 12/31/2012...........  $ 9.52105    $10.57078            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90341    $11.48321            0
   01/01/2007 to 12/31/2007...........  $11.48321    $11.44173        3,770
   01/01/2008 to 12/31/2008...........  $11.44173    $ 9.21405       14,255
   01/01/2009 to 12/31/2009...........  $ 9.21405    $10.99024       16,985
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951       17,589
   01/01/2011 to 12/31/2011...........  $11.52951    $11.29693       14,288
   01/01/2012 to 12/31/2012...........  $11.29693    $12.22630       14,049
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234            0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859            0
   01/01/2011 to 12/31/2011...........  $11.18859    $11.00994            0
   01/01/2012 to 12/31/2012...........  $11.00994    $12.39649            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213         0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         0
   01/01/2011 to 12/31/2011...........  $11.44159    $10.52792         0
   01/01/2012 to 12/31/2012...........  $10.52792    $11.65274         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06881    $12.72312         0
   01/01/2007 to 12/31/2007...........  $12.72312    $13.60959         0
   01/01/2008 to 12/31/2008...........  $13.60959    $ 7.79817         0
   01/01/2009 to 12/31/2009...........  $ 7.79817    $10.35804         0
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122         0
   01/01/2011 to 12/31/2011...........  $10.85122    $ 9.63698         0
   01/01/2012 to 12/31/2012...........  $ 9.63698    $11.48382         0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04291    $12.16274         0
   01/01/2007 to 12/31/2007...........  $12.16274    $11.53283         0
   01/01/2008 to 12/31/2008...........  $11.53283    $ 6.59589         0
   01/01/2009 to 12/31/2009...........  $ 6.59589    $ 7.70055         0
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795         0
   01/01/2011 to 12/31/2011...........  $ 8.51795    $ 7.97841         0
   01/01/2012 to 12/31/2012...........  $ 7.97841    $ 9.11568         0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17666    $10.62529         0
   01/01/2007 to 12/31/2007...........  $10.62529    $11.01730         0
   01/01/2008 to 12/31/2008...........  $11.01730    $ 8.26531         0
   01/01/2009 to 12/31/2009...........  $ 8.26531    $10.87532         0
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706         0
   01/01/2011 to 12/31/2011...........  $12.05706    $12.98528         0
   01/01/2012 to 12/31/2012...........  $12.98528    $13.44559         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11556    $11.37187         0
   01/01/2007 to 12/31/2007...........  $11.37187    $12.77831         0
   01/01/2008 to 12/31/2008...........  $12.77831    $ 7.03710         0
   01/01/2009 to 12/31/2009...........  $ 7.03710    $ 8.92597         0
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883         0
   01/01/2011 to 12/31/2011...........  $10.44883    $10.12099         0
   01/01/2012 to 12/31/2012...........  $10.12099    $11.10653         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.40619    $12.66709         0
   01/01/2007 to 12/31/2007...........  $12.66709    $13.54490         0
   01/01/2008 to 12/31/2008...........  $13.54490    $ 8.73970         0
   01/01/2009 to 12/31/2009...........  $ 8.73970    $11.23486         0
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530         0
   01/01/2011 to 12/31/2011...........  $12.30530    $11.65219         0
   01/01/2012 to 12/31/2012...........  $11.65219    $14.01846         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01921    $11.47554         0
   01/01/2007 to 12/31/2007...........  $11.47554    $12.91081         0
   01/01/2008 to 12/31/2008...........  $12.91081    $ 8.03870         0
   01/01/2009 to 12/31/2009...........  $ 8.03870    $ 9.76781         0
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895         0
   01/01/2011 to 12/31/2011...........  $10.76895    $10.46467         0
   01/01/2012 to 12/31/2012...........  $10.46467    $11.97661         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99814    $10.17373         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02184    $11.50338         0
   01/01/2007 to 12/31/2007...........  $11.50338    $11.55277         0
   01/01/2008 to 12/31/2008...........  $11.55277    $ 6.98732         0
   01/01/2009 to 12/31/2009...........  $ 6.98732    $ 9.48619         0
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229         0
   01/01/2011 to 12/31/2011...........  $11.46229    $10.81819         0
   01/01/2012 to 12/31/2012...........  $10.81819    $12.52141         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99931    $10.16774         0
   01/01/2007 to 12/31/2007...........  $10.16774    $10.42533         0
   01/01/2008 to 12/31/2008...........  $10.42533    $10.44662         0
   01/01/2009 to 12/31/2009...........  $10.44662    $10.23676         0
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912         0
   01/01/2011 to 12/31/2011...........  $10.00912    $ 9.78655         0
   01/01/2012 to 12/31/2012...........  $ 9.78655    $ 9.56663         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62655    $11.72486         0
   01/01/2007 to 12/31/2007...........  $11.72486    $11.82312         0
   01/01/2008 to 12/31/2008...........  $11.82312    $ 6.67312         0
   01/01/2009 to 12/31/2009...........  $ 6.67312    $ 9.17426         0
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988         0
   01/01/2011 to 12/31/2011...........  $11.06988    $10.55254         0
   01/01/2012 to 12/31/2012...........  $10.55254    $12.08173         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02804    $10.06016         0
   01/01/2012 to 12/31/2012...........  $10.06016    $10.31283         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32946    $12.57489         0
   01/01/2007 to 12/31/2007...........  $12.57489    $15.01983         0
   01/01/2008 to 12/31/2008...........  $15.01983    $ 8.34158         0
   01/01/2009 to 12/31/2009...........  $ 8.34158    $10.58299         0
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188         0
   01/01/2011 to 12/31/2011...........  $13.31188    $13.23245         0
   01/01/2012 to 12/31/2012...........  $13.23245    $14.53608         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46967    $10.80728            0
   01/01/2007 to 12/31/2007...........  $10.80728    $12.53991            0
   01/01/2008 to 12/31/2008...........  $12.53991    $ 7.04323            0
   01/01/2009 to 12/31/2009...........  $ 7.04323    $ 8.43830            0
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054            0
   01/01/2011 to 04/29/2011...........  $ 9.92054    $11.10530            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.28113            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10088    $ 5.55848            0
   01/01/2009 to 12/31/2009...........  $ 5.55848    $ 9.04757            0
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385            0
   01/01/2011 to 12/31/2011...........  $10.81385    $ 8.42811            0
   01/01/2012 to 12/31/2012...........  $ 8.42811    $ 9.71539            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.00525    $10.15533            0
   01/01/2007 to 12/31/2007...........  $10.15533    $10.60065            0
   01/01/2008 to 12/31/2008...........  $10.60065    $10.47781            0
   01/01/2009 to 12/31/2009...........  $10.47781    $11.29002            0
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655            0
   01/01/2011 to 12/31/2011...........  $11.46655    $11.46118            0
   01/01/2012 to 12/31/2012...........  $11.46118    $11.72899            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97078    $10.26154            0
   01/01/2007 to 12/31/2007...........  $10.26154    $10.86301            0
   01/01/2008 to 12/31/2008...........  $10.86301    $10.37888            0
   01/01/2009 to 12/31/2009...........  $10.37888    $11.82223            0
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845            0
   01/01/2011 to 12/31/2011...........  $12.44845    $12.55575            0
   01/01/2012 to 12/31/2012...........  $12.55575    $13.41715            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18438    $10.58832       16,431
   01/01/2007 to 12/31/2007...........  $10.58832    $11.25143       91,172
   01/01/2008 to 12/31/2008...........  $11.25143    $ 8.85527      114,769
   01/01/2009 to 12/31/2009...........  $ 8.85527    $10.39060      109,030
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093       96,319
   01/01/2011 to 12/31/2011...........  $11.23093    $11.08818       81,004
   01/01/2012 to 12/31/2012...........  $11.08818    $11.96291       77,081
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01805    $10.06005            0
   01/01/2012 to 12/31/2012...........  $10.06005    $10.53264            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60473    $11.39044            0
   01/01/2007 to 12/31/2007...........  $11.39044    $11.36487            0
   01/01/2008 to 12/31/2008...........  $11.36487    $ 6.80785            0
   01/01/2009 to 12/31/2009...........  $ 6.80785    $ 8.10701            0
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744            0
   01/01/2011 to 12/31/2011...........  $ 9.11744    $ 9.22101            0
   01/01/2012 to 12/31/2012...........  $ 9.22101    $10.70831            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99813    $ 8.86352            0
   01/01/2012 to 12/31/2012...........  $ 8.86352    $ 9.80389            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09911    $ 6.67029            0
   01/01/2009 to 12/31/2009...........  $ 6.67029    $ 8.27102            0
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479            0
   01/01/2011 to 12/31/2011...........  $ 9.24479    $ 8.82135            0
   01/01/2012 to 12/31/2012...........  $ 8.82135    $ 9.99402            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43396    $11.00360            0
   01/01/2007 to 12/31/2007...........  $11.00360    $11.71424        7,414
   01/01/2008 to 12/31/2008...........  $11.71424    $ 7.99351       14,280
   01/01/2009 to 12/31/2009...........  $ 7.99351    $ 9.95586       13,838
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156       17,757
   01/01/2011 to 12/31/2011...........  $10.88156    $10.27765       18,705
   01/01/2012 to 12/31/2012...........  $10.27765    $11.16511       18,015
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90461    $ 9.87296            0
   01/01/2007 to 12/31/2007...........  $ 9.87296    $10.33994            0
   01/01/2008 to 12/31/2008...........  $10.33994    $ 6.56974            0
   01/01/2009 to 12/31/2009...........  $ 6.56974    $ 8.59961            0
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782            0
   01/01/2011 to 12/31/2011...........  $11.46782    $11.10068            0
   01/01/2012 to 12/31/2012...........  $11.10068    $12.17187            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91975    $12.43066            0
   01/01/2007 to 12/31/2007...........  $12.43066    $11.46817            0
   01/01/2008 to 12/31/2008...........  $11.46817    $ 7.87877            0
   01/01/2009 to 12/31/2009...........  $ 7.87877    $ 9.78101            0
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659            0
   01/01/2011 to 12/31/2011...........  $12.04659    $11.07233            0
   01/01/2012 to 12/31/2012...........  $11.07233    $12.78859            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66736    $11.32989            0
   01/01/2007 to 12/31/2007...........  $11.32989    $11.77409       20,663
   01/01/2008 to 12/31/2008...........  $11.77409    $ 8.52312      118,316
   01/01/2009 to 12/31/2009...........  $ 8.52312    $10.34266      116,846
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647      113,717
   01/01/2011 to 12/31/2011...........  $11.27647    $11.24209      112,560
   01/01/2012 to 12/31/2012...........  $11.24209    $12.47207      107,540
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98195    $12.16986            0
   01/01/2007 to 12/31/2007...........  $12.16986    $11.47051            0
   01/01/2008 to 12/31/2008...........  $11.47051    $ 6.51593            0
   01/01/2009 to 12/31/2009...........  $ 6.51593    $ 7.88518            0
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888            0
   01/01/2011 to 12/31/2011...........  $ 8.72888    $ 8.39306            0
   01/01/2012 to 12/31/2012...........  $ 8.39306    $ 9.61933            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51240    $ 9.76680            0
   01/01/2007 to 12/31/2007...........  $ 9.76680    $10.46691            0
   01/01/2008 to 12/31/2008...........  $10.46691    $ 9.98246            0
   01/01/2009 to 12/31/2009...........  $ 9.98246    $10.94031            0
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855            0
   01/01/2011 to 12/31/2011...........  $11.30855    $11.51060            0
   01/01/2012 to 12/31/2012...........  $11.51060    $11.83935            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93965    $10.42445            0
   01/01/2007 to 12/31/2007...........  $10.42445    $11.02786            0
   01/01/2008 to 12/31/2008...........  $11.02786    $ 6.40651            0
   01/01/2009 to 12/31/2009...........  $ 6.40651    $ 9.60494            0
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354            0
   01/01/2011 to 12/31/2011...........  $10.87354    $10.44927            0
   01/01/2012 to 12/31/2012...........  $10.44927    $12.00993            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.71289    $13.22824            0
   01/01/2007 to 12/31/2007...........  $13.22824    $18.16705            0
   01/01/2008 to 12/31/2008...........  $18.16705    $ 8.88133            0
   01/01/2009 to 12/31/2009...........  $ 8.88133    $12.96586            0
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697            0
   01/01/2011 to 12/31/2011...........  $15.26697    $12.69771            0
   01/01/2012 to 12/31/2012...........  $12.69771    $12.86055            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62035    $11.30056            0
   01/01/2007 to 12/31/2007...........  $11.30056    $12.10105            0
   01/01/2008 to 12/31/2008...........  $12.10105    $ 6.82187            0
   01/01/2009 to 12/31/2009...........  $ 6.82187    $ 8.56459            0
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753            0
   01/01/2011 to 12/31/2011...........  $ 9.59753    $ 9.05781        1,875
   01/01/2012 to 12/31/2012...........  $ 9.05781    $ 9.82842        1,874

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99813    $ 9.97203           0
   01/01/2008 to 12/31/2008...........  $ 9.97203    $ 9.23980           0
   01/01/2009 to 12/31/2009...........  $ 9.23980    $10.08246           0
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443           0
   01/01/2011 to 12/31/2011...........  $10.62443    $11.01173           0
   01/01/2012 to 12/31/2012...........  $11.01173    $11.60902           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07794    $ 6.61569           0
   01/01/2009 to 12/31/2009...........  $ 6.61569    $ 8.41122           0
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421       1,778
   01/01/2011 to 12/31/2011...........  $ 9.06421    $ 8.71266       1,707
   01/01/2012 to 09/21/2012...........  $ 8.71266    $ 9.71788           0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.37838    $10.92810       454,465
   01/01/2007 to 12/31/2007...........  $10.92810    $11.65329       964,233
   01/01/2008 to 12/31/2008...........  $11.65329    $ 7.75760     1,072,366
   01/01/2009 to 12/31/2009...........  $ 7.75760    $ 9.42115     1,101,818
   01/01/2010 to 12/31/2010...........  $ 9.42115    $10.30116     1,032,569
   01/01/2011 to 12/31/2011...........  $10.30116    $ 9.79264       988,229
   01/01/2012 to 12/31/2012...........  $ 9.79264    $10.76451       985,973
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14034    $10.60042       153,760
   01/01/2007 to 12/31/2007...........  $10.60042    $11.33467       310,489
   01/01/2008 to 12/31/2008...........  $11.33467    $ 7.76986       321,275
   01/01/2009 to 12/31/2009...........  $ 7.76986    $ 9.57583       288,239
   01/01/2010 to 12/31/2010...........  $ 9.57583    $10.63329       291,769
   01/01/2011 to 12/31/2011...........  $10.63329    $10.39610       285,594
   01/01/2012 to 12/31/2012...........  $10.39610    $11.53773       285,336
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66616    $11.72362             0
   01/01/2007 to 12/31/2007...........  $11.72362    $11.43510             0
   01/01/2008 to 12/31/2008...........  $11.43510    $ 7.28684             0
   01/01/2009 to 12/31/2009...........  $ 7.28684    $ 8.38086             0
   01/01/2010 to 12/31/2010...........  $ 8.38086    $ 9.31788             0
   01/01/2011 to 12/31/2011...........  $ 9.31788    $ 9.42483             0
   01/01/2012 to 05/04/2012...........  $ 9.42483    $10.21573             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.32889    $10.82085       190,663
   01/01/2007 to 12/31/2007...........  $10.82085    $11.52494       459,333
   01/01/2008 to 12/31/2008...........  $11.52494    $ 8.02434       412,633
   01/01/2009 to 12/31/2009...........  $ 8.02434    $ 9.66193       413,446
   01/01/2010 to 12/31/2010...........  $ 9.66193    $10.59745       404,281
   01/01/2011 to 12/31/2011...........  $10.59745    $10.22361       362,653
   01/01/2012 to 12/31/2012...........  $10.22361    $11.22915       374,366

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99740    $ 9.12279           0
   01/01/2012 to 12/31/2012...........  $ 9.12279    $ 9.96837           0
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.48852    $12.66348           0
   01/01/2007 to 12/31/2007...........  $12.66348    $12.51083           0
   01/01/2008 to 12/31/2008...........  $12.51083    $ 7.65994           0
   01/01/2009 to 12/31/2009...........  $ 7.65994    $ 8.84617           0
   01/01/2010 to 12/31/2010...........  $ 8.84617    $ 9.71381           0
   01/01/2011 to 12/31/2011...........  $ 9.71381    $ 9.43980           0
   01/01/2012 to 12/31/2012...........  $ 9.43980    $10.45358           0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 9.32612           0
   01/01/2010 to 12/31/2010...........  $ 9.32612    $10.07081           0
   01/01/2011 to 12/31/2011...........  $10.07081    $10.78321           0
   01/01/2012 to 12/31/2012...........  $10.78321    $10.96860           0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99806    $11.97274           0
   01/01/2009 to 12/31/2009...........  $11.97274    $10.98462           0
   01/01/2010 to 12/31/2010...........  $10.98462    $11.92705           0
   01/01/2011 to 12/31/2011...........  $11.92705    $13.22971           0
   01/01/2012 to 12/31/2012...........  $13.22971    $13.65761           0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99806    $12.04125           0
   01/01/2009 to 12/31/2009...........  $12.04125    $10.85345           0
   01/01/2010 to 12/31/2010...........  $10.85345    $11.80330           0
   01/01/2011 to 12/31/2011...........  $11.80330    $13.36844           0
   01/01/2012 to 12/31/2012...........  $13.36844    $13.81956           0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 8.74021           0
   01/01/2010 to 12/31/2010...........  $ 8.74021    $ 9.54633         111
   01/01/2011 to 12/31/2011...........  $ 9.54633    $11.06416           0
   01/01/2012 to 12/31/2012...........  $11.06416    $11.48725           0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99740    $10.94733           0
   01/01/2011 to 12/31/2011...........  $10.94733    $12.86160       1,098
   01/01/2012 to 12/31/2012...........  $12.86160    $13.41290           0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99805    $11.95414           0
   01/01/2012 to 12/31/2012...........  $11.95414    $12.35609           0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99741    $10.34131       1,285

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.49722    $11.10359      416,937
   01/01/2007 to 12/31/2007...........  $11.10359    $11.89686      947,042
   01/01/2008 to 12/31/2008...........  $11.89686    $ 7.55860      933,908
   01/01/2009 to 12/31/2009...........  $ 7.55860    $ 9.25117      922,407
   01/01/2010 to 12/31/2010...........  $ 9.25117    $10.24289      865,116
   01/01/2011 to 12/31/2011...........  $10.24289    $ 9.76047      804,025
   01/01/2012 to 12/31/2012...........  $ 9.76047    $10.83930      808,006
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08090    $ 7.31182        6,931
   01/01/2009 to 12/31/2009...........  $ 7.31182    $ 8.81043        7,910
   01/01/2010 to 12/31/2010...........  $ 8.81043    $ 9.62933        7,907
   01/01/2011 to 12/31/2011...........  $ 9.62933    $ 9.23314        6,393
   01/01/2012 to 12/31/2012...........  $ 9.23314    $ 9.94347        6,431
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.07699    $15.95403            0
   01/01/2007 to 12/31/2007...........  $15.95403    $12.47205            0
   01/01/2008 to 12/31/2008...........  $12.47205    $ 7.90995            0
   01/01/2009 to 12/31/2009...........  $ 7.90995    $10.19073            0
   01/01/2010 to 12/31/2010...........  $10.19073    $12.80753            0
   01/01/2011 to 12/31/2011...........  $12.80753    $13.33217            0
   01/01/2012 to 12/31/2012...........  $13.33217    $15.01728            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19035    $11.66626            0
   01/01/2007 to 12/31/2007...........  $11.66626    $ 9.36725            0
   01/01/2008 to 07/18/2008...........  $ 9.36725    $ 8.54936            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12933    $12.01318            0
   01/01/2007 to 12/31/2007...........  $12.01318    $13.04528            0
   01/01/2008 to 12/31/2008...........  $13.04528    $ 7.12207            0
   01/01/2009 to 12/31/2009...........  $ 7.12207    $ 9.22684            0
   01/01/2010 to 12/31/2010...........  $ 9.22684    $11.94334            0
   01/01/2011 to 12/31/2011...........  $11.94334    $10.13435          159
   01/01/2012 to 12/31/2012...........  $10.13435    $11.88298          177
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10341    $ 7.47127          166
   01/01/2009 to 12/31/2009...........  $ 7.47127    $ 8.84522          229
   01/01/2010 to 12/31/2010...........  $ 8.84522    $ 9.78877          229
   01/01/2011 to 12/31/2011...........  $ 9.78877    $ 9.32332            0
   01/01/2012 to 12/31/2012...........  $ 9.32332    $10.34590            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04059    $10.52188       57,168
   01/01/2007 to 12/31/2007...........  $10.52188    $11.15319      162,545
   01/01/2008 to 12/31/2008...........  $11.15319    $ 7.13527      191,336
   01/01/2009 to 12/31/2009...........  $ 7.13527    $ 8.63008      184,524
   01/01/2010 to 12/31/2010...........  $ 8.63008    $ 9.63844      191,286
   01/01/2011 to 12/31/2011...........  $ 9.63844    $ 9.27120      185,407
   01/01/2012 to 12/31/2012...........  $ 9.27120    $10.01640      182,965

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16023    $10.42368       59,174
   01/01/2007 to 12/31/2007...........  $10.42368    $11.34022      169,017
   01/01/2008 to 12/31/2008...........  $11.34022    $ 6.56573      144,704
   01/01/2009 to 12/31/2009...........  $ 6.56573    $ 8.07740      150,817
   01/01/2010 to 12/31/2010...........  $ 8.07740    $ 9.38845      167,941
   01/01/2011 to 12/31/2011...........  $ 9.38845    $ 8.59890      151,080
   01/01/2012 to 12/31/2012...........  $ 8.59890    $ 9.48199      165,860
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99806    $ 7.44902            0
   01/01/2009 to 11/13/2009...........  $ 7.44902    $ 8.28018            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.69671        7,810
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17473    $ 6.09375            0
   01/01/2009 to 12/31/2009...........  $ 6.09375    $ 8.03953            0
   01/01/2010 to 12/31/2010...........  $ 8.03953    $ 9.43708            0
   01/01/2011 to 12/31/2011...........  $ 9.43708    $ 8.75182            0
   01/01/2012 to 12/31/2012...........  $ 8.75182    $10.83725            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.18465    $11.48961            0
   01/01/2007 to 12/31/2007...........  $11.48961    $12.78878            0
   01/01/2008 to 12/31/2008...........  $12.78878    $ 7.45948            0
   01/01/2009 to 12/31/2009...........  $ 7.45948    $10.88318            0
   01/01/2010 to 12/31/2010...........  $10.88318    $11.72159            0
   01/01/2011 to 12/31/2011...........  $11.72159    $10.99420          253
   01/01/2012 to 12/31/2012...........  $10.99420    $12.85807          282
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59894    $11.68868            0
   01/01/2007 to 12/31/2007...........  $11.68868    $11.99851            0
   01/01/2008 to 12/31/2008...........  $11.99851    $ 6.94919            0
   01/01/2009 to 12/31/2009...........  $ 6.94919    $ 8.08841            0
   01/01/2010 to 12/31/2010...........  $ 8.08841    $ 8.91678            0
   01/01/2011 to 12/31/2011...........  $ 8.91678    $ 8.22741            0
   01/01/2012 to 12/31/2012...........  $ 8.22741    $ 9.61437            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06581    $10.91536            0
   01/01/2007 to 12/31/2007...........  $10.91536    $12.72041            0
   01/01/2008 to 12/31/2008...........  $12.72041    $ 7.35455            0
   01/01/2009 to 12/31/2009...........  $ 7.35455    $11.28278            0
   01/01/2010 to 12/31/2010...........  $11.28278    $13.20290            0
   01/01/2011 to 12/31/2011...........  $13.20290    $12.50997            0
   01/01/2012 to 12/31/2012...........  $12.50997    $14.61247            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03294    $ 7.61489           0
   01/01/2009 to 12/31/2009...........  $ 7.61489    $ 9.43289           0
   01/01/2010 to 12/31/2010...........  $ 9.43289    $11.67774           0
   01/01/2011 to 12/31/2011...........  $11.67774    $11.55295         258
   01/01/2012 to 12/31/2012...........  $11.55295    $13.05185         287
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04057    $10.56209           0
   01/01/2007 to 12/31/2007...........  $10.56209    $10.56913           0
   01/01/2008 to 12/31/2008...........  $10.56913    $ 7.68488           0
   01/01/2009 to 12/31/2009...........  $ 7.68488    $10.17299           0
   01/01/2010 to 12/31/2010...........  $10.17299    $11.27582           0
   01/01/2011 to 12/31/2011...........  $11.27582    $11.36141           0
   01/01/2012 to 12/31/2012...........  $11.36141    $12.63400           0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08908    $ 7.57974       5,378
   01/01/2009 to 12/31/2009...........  $ 7.57974    $ 9.13296       5,414
   01/01/2010 to 12/31/2010...........  $ 9.13296    $ 9.95339       5,445
   01/01/2011 to 12/31/2011...........  $ 9.95339    $ 9.67119       5,420
   01/01/2012 to 12/31/2012...........  $ 9.67119    $10.40086       5,501
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99157    $10.55632           0
   01/01/2007 to 12/31/2007...........  $10.55632    $12.27164           0
   01/01/2008 to 12/31/2008...........  $12.27164    $ 5.96394           0
   01/01/2009 to 12/31/2009...........  $ 5.96394    $ 7.87947           0
   01/01/2010 to 12/31/2010...........  $ 7.87947    $ 8.81046           0
   01/01/2011 to 12/31/2011...........  $ 8.81046    $ 7.49214           0
   01/01/2012 to 12/31/2012...........  $ 7.49214    $ 8.80639           0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00972    $10.81826           0
   01/01/2007 to 12/31/2007...........  $10.81826    $12.44420           0
   01/01/2008 to 12/31/2008...........  $12.44420    $ 6.80473           0
   01/01/2009 to 12/31/2009...........  $ 6.80473    $ 8.67192           0
   01/01/2010 to 12/31/2010...........  $ 8.67192    $ 9.40731           0
   01/01/2011 to 12/31/2011...........  $ 9.40731    $ 8.03400           0
   01/01/2012 to 12/31/2012...........  $ 8.03400    $ 9.15374           0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11160    $ 7.10587           0
   01/01/2009 to 12/31/2009...........  $ 7.10587    $ 8.78979         398
   01/01/2010 to 12/31/2010...........  $ 8.78979    $ 9.76990         480
   01/01/2011 to 12/31/2011...........  $ 9.76990    $ 9.48685         427
   01/01/2012 to 12/31/2012...........  $ 9.48685    $10.52253         568

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.89122    $11.46304            0
   01/01/2007 to 12/31/2007...........  $11.46304    $11.41036       22,005
   01/01/2008 to 12/31/2008...........  $11.41036    $ 9.17983       34,513
   01/01/2009 to 12/31/2009...........  $ 9.17983    $10.93860       40,351
   01/01/2010 to 12/31/2010...........  $10.93860    $11.46408       43,386
   01/01/2011 to 12/31/2011...........  $11.46408    $11.22194       39,356
   01/01/2012 to 12/31/2012...........  $11.22194    $12.13323       40,694
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08344    $10.28106            0
   01/01/2010 to 12/31/2010...........  $10.28106    $11.17641            0
   01/01/2011 to 12/31/2011...........  $11.17641    $10.98718            0
   01/01/2012 to 12/31/2012...........  $10.98718    $12.35872            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14482    $10.29084            0
   01/01/2010 to 12/31/2010...........  $10.29084    $11.42897            0
   01/01/2011 to 12/31/2011...........  $11.42897    $10.50609            0
   01/01/2012 to 12/31/2012...........  $10.50609    $11.61712            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.05536    $12.70076            0
   01/01/2007 to 12/31/2007...........  $12.70076    $13.57232            0
   01/01/2008 to 12/31/2008...........  $13.57232    $ 7.76920            0
   01/01/2009 to 12/31/2009...........  $ 7.76920    $10.30935            0
   01/01/2010 to 12/31/2010...........  $10.30935    $10.78967            0
   01/01/2011 to 12/31/2011...........  $10.78967    $ 9.57288            0
   01/01/2012 to 12/31/2012...........  $ 9.57288    $11.39642            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03062    $12.14135            0
   01/01/2007 to 12/31/2007...........  $12.14135    $11.50113            0
   01/01/2008 to 12/31/2008...........  $11.50113    $ 6.57126            0
   01/01/2009 to 12/31/2009...........  $ 6.57126    $ 7.66428            0
   01/01/2010 to 12/31/2010...........  $ 7.66428    $ 8.46960            0
   01/01/2011 to 12/31/2011...........  $ 8.46960    $ 7.92531          349
   01/01/2012 to 12/31/2012...........  $ 7.92531    $ 9.04621          390
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16529    $10.60656            0
   01/01/2007 to 12/31/2007...........  $10.60656    $10.98711            0
   01/01/2008 to 12/31/2008...........  $10.98711    $ 8.23450            0
   01/01/2009 to 12/31/2009...........  $ 8.23450    $10.82420            0
   01/01/2010 to 12/31/2010...........  $10.82420    $11.98856            0
   01/01/2011 to 12/31/2011...........  $11.98856    $12.89882           99
   01/01/2012 to 12/31/2012...........  $12.89882    $13.34298          110

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10313    $11.35176         0
   01/01/2007 to 12/31/2007...........  $11.35176    $12.74311         0
   01/01/2008 to 12/31/2008...........  $12.74311    $ 7.01082         0
   01/01/2009 to 12/31/2009...........  $ 7.01082    $ 8.88395         0
   01/01/2010 to 12/31/2010...........  $ 8.88395    $10.38934         0
   01/01/2011 to 12/31/2011...........  $10.38934    $10.05351         0
   01/01/2012 to 12/31/2012...........  $10.05351    $11.02169         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.39341    $12.64469         0
   01/01/2007 to 12/31/2007...........  $12.64469    $13.50765         0
   01/01/2008 to 12/31/2008...........  $13.50765    $ 8.70708         0
   01/01/2009 to 12/31/2009...........  $ 8.70708    $11.18206         0
   01/01/2010 to 12/31/2010...........  $11.18206    $12.23557         0
   01/01/2011 to 12/31/2011...........  $12.23557    $11.57485         0
   01/01/2012 to 12/31/2012...........  $11.57485    $13.91170         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00697    $11.45540         0
   01/01/2007 to 12/31/2007...........  $11.45540    $12.87556         0
   01/01/2008 to 12/31/2008...........  $12.87556    $ 8.00884         0
   01/01/2009 to 12/31/2009...........  $ 8.00884    $ 9.72195         0
   01/01/2010 to 12/31/2010...........  $ 9.72195    $10.70795         0
   01/01/2011 to 12/31/2011...........  $10.70795    $10.39520         0
   01/01/2012 to 12/31/2012...........  $10.39520    $11.88543         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99806    $10.17007         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00950    $11.48305         0
   01/01/2007 to 12/31/2007...........  $11.48305    $11.52105         0
   01/01/2008 to 12/31/2008...........  $11.52105    $ 6.96134         0
   01/01/2009 to 12/31/2009...........  $ 6.96134    $ 9.44177         0
   01/01/2010 to 12/31/2010...........  $ 9.44177    $11.39740         0
   01/01/2011 to 12/31/2011...........  $11.39740    $10.74656         0
   01/01/2012 to 12/31/2012...........  $10.74656    $12.42636         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99923    $10.16120         0
   01/01/2007 to 12/31/2007...........  $10.16120    $10.40843         0
   01/01/2008 to 12/31/2008...........  $10.40843    $10.41951         0
   01/01/2009 to 12/31/2009...........  $10.41951    $10.20039         0
   01/01/2010 to 12/31/2010...........  $10.20039    $ 9.96381         0
   01/01/2011 to 12/31/2011...........  $ 9.96381    $ 9.73281         0
   01/01/2012 to 12/31/2012...........  $ 9.73281    $ 9.50507         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.61359    $11.70414         0
   01/01/2007 to 12/31/2007...........  $11.70414    $11.79060         0
   01/01/2008 to 12/31/2008...........  $11.79060    $ 6.64824         0
   01/01/2009 to 12/31/2009...........  $ 6.64824    $ 9.13115         0
   01/01/2010 to 12/31/2010...........  $ 9.13115    $11.00702         0
   01/01/2011 to 12/31/2011...........  $11.00702    $10.48229         0
   01/01/2012 to 12/31/2012...........  $10.48229    $11.98952         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02796    $10.05848         0
   01/01/2012 to 12/31/2012...........  $10.05848    $10.30092         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.31580    $12.55286         0
   01/01/2007 to 12/31/2007...........  $12.55286    $14.97876         0
   01/01/2008 to 12/31/2008...........  $14.97876    $ 8.31062         0
   01/01/2009 to 12/31/2009...........  $ 8.31062    $10.53340         0
   01/01/2010 to 12/31/2010...........  $10.53340    $13.23656         0
   01/01/2011 to 12/31/2011...........  $13.23656    $13.14474         0
   01/01/2012 to 12/31/2012...........  $13.14474    $14.42559         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45689    $10.78815         0
   01/01/2007 to 12/31/2007...........  $10.78815    $12.50541         0
   01/01/2008 to 12/31/2008...........  $12.50541    $ 7.01698         0
   01/01/2009 to 12/31/2009...........  $ 7.01698    $ 8.39867         0
   01/01/2010 to 12/31/2010...........  $ 8.39867    $ 9.86421         0
   01/01/2011 to 04/29/2011...........  $ 9.86421    $11.03877         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.27427         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10080    $ 5.55599         0
   01/01/2009 to 12/31/2009...........  $ 5.55599    $ 9.03476         0
   01/01/2010 to 12/31/2010...........  $ 9.03476    $10.78803         0
   01/01/2011 to 12/31/2011...........  $10.78803    $ 8.39970         0
   01/01/2012 to 12/31/2012...........  $ 8.39970    $ 9.67324         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99406    $10.13734         0
   01/01/2007 to 12/31/2007...........  $10.13734    $10.57154         0
   01/01/2008 to 12/31/2008...........  $10.57154    $10.43883         0
   01/01/2009 to 12/31/2009...........  $10.43883    $11.23700         0
   01/01/2010 to 12/31/2010...........  $11.23700    $11.40142         0
   01/01/2011 to 12/31/2011...........  $11.40142    $11.38492         0
   01/01/2012 to 12/31/2012...........  $11.38492    $11.63966         0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97070    $10.25475         0
   01/01/2007 to 12/31/2007...........  $10.25475    $10.84512         0
   01/01/2008 to 12/31/2008...........  $10.84512    $10.35148         0
   01/01/2009 to 12/31/2009...........  $10.35148    $11.77952         0
   01/01/2010 to 12/31/2010...........  $11.77952    $12.39127         0
   01/01/2011 to 12/31/2011...........  $12.39127    $12.48599         0
   01/01/2012 to 12/31/2012...........  $12.48599    $13.32948         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18032    $10.57706       42,599
   01/01/2007 to 12/31/2007...........  $10.57706    $11.22839       19,561
   01/01/2008 to 12/31/2008...........  $11.22839    $ 8.82842       35,411
   01/01/2009 to 12/31/2009...........  $ 8.82842    $10.34895      111,273
   01/01/2010 to 12/31/2010...........  $10.34895    $11.17484      122,014
   01/01/2011 to 12/31/2011...........  $11.17484    $11.02215      111,201
   01/01/2012 to 12/31/2012...........  $11.02215    $11.88005      111,970
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01797    $10.05834            0
   01/01/2012 to 12/31/2012...........  $10.05834    $10.52055            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59294    $11.37031            0
   01/01/2007 to 12/31/2007...........  $11.37031    $11.33364            0
   01/01/2008 to 12/31/2008...........  $11.33364    $ 6.78257            0
   01/01/2009 to 12/31/2009...........  $ 6.78257    $ 8.06902            0
   01/01/2010 to 12/31/2010...........  $ 8.06902    $ 9.06578            0
   01/01/2011 to 12/31/2011...........  $ 9.06578    $ 9.15966            0
   01/01/2012 to 12/31/2012...........  $ 9.15966    $10.62664            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 8.85770            0
   01/01/2012 to 12/31/2012...........  $ 8.85770    $ 9.78786            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09908    $ 6.66587       10,231
   01/01/2009 to 12/31/2009...........  $ 6.66587    $ 8.25745       10,251
   01/01/2010 to 12/31/2010...........  $ 8.25745    $ 9.22051       10,069
   01/01/2011 to 12/31/2011...........  $ 9.22051    $ 8.78960       10,129
   01/01/2012 to 12/31/2012...........  $ 8.78960    $ 9.94819       12,803
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.42234    $10.98430            0
   01/01/2007 to 12/31/2007...........  $10.98430    $11.68212        5,834
   01/01/2008 to 12/31/2008...........  $11.68212    $ 7.96384       16,387
   01/01/2009 to 12/31/2009...........  $ 7.96384    $ 9.90919       21,981
   01/01/2010 to 12/31/2010...........  $ 9.90919    $10.82004       27,294
   01/01/2011 to 12/31/2011...........  $10.82004    $10.20959       26,114
   01/01/2012 to 12/31/2012...........  $10.20959    $11.08032       30,172
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90453    $ 9.86654            0
   01/01/2007 to 12/31/2007...........  $ 9.86654    $10.32296            0
   01/01/2008 to 12/31/2008...........  $10.32296    $ 6.55254            0
   01/01/2009 to 12/31/2009...........  $ 6.55254    $ 8.56868            0
   01/01/2010 to 12/31/2010...........  $ 8.56868    $11.41543            0
   01/01/2011 to 12/31/2011...........  $11.41543    $11.03913            0
   01/01/2012 to 12/31/2012...........  $11.03913    $12.09260            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.90641    $12.40881            0
   01/01/2007 to 12/31/2007...........  $12.40881    $11.43683            0
   01/01/2008 to 12/31/2008...........  $11.43683    $ 7.84951            0
   01/01/2009 to 12/31/2009...........  $ 7.84951    $ 9.73526            0
   01/01/2010 to 12/31/2010...........  $ 9.73526    $11.97857            0
   01/01/2011 to 12/31/2011...........  $11.97857    $10.99907            0
   01/01/2012 to 12/31/2012...........  $10.99907    $12.69158            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65545    $11.30993       36,117
   01/01/2007 to 12/31/2007...........  $11.30993    $11.74172       80,866
   01/01/2008 to 12/31/2008...........  $11.74172    $ 8.49143       78,535
   01/01/2009 to 12/31/2009...........  $ 8.49143    $10.29409       81,690
   01/01/2010 to 12/31/2010...........  $10.29409    $11.21247       81,798
   01/01/2011 to 12/31/2011...........  $11.21247    $11.16742       77,511
   01/01/2012 to 12/31/2012...........  $11.16742    $12.37714       78,396
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.96971    $12.14849            0
   01/01/2007 to 12/31/2007...........  $12.14849    $11.43910            0
   01/01/2008 to 12/31/2008...........  $11.43910    $ 6.49175            0
   01/01/2009 to 12/31/2009...........  $ 6.49175    $ 7.84819            0
   01/01/2010 to 12/31/2010...........  $ 7.84819    $ 8.67938            0
   01/01/2011 to 12/31/2011...........  $ 8.67938    $ 8.33725            0
   01/01/2012 to 12/31/2012...........  $ 8.33725    $ 9.54602            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.50179    $ 9.74959           0
   01/01/2007 to 12/31/2007...........  $ 9.74959    $10.43815           0
   01/01/2008 to 12/31/2008...........  $10.43815    $ 9.94523           0
   01/01/2009 to 12/31/2009...........  $ 9.94523    $10.88888           0
   01/01/2010 to 12/31/2010...........  $10.88888    $11.24447           0
   01/01/2011 to 12/31/2011...........  $11.24447    $11.43423           0
   01/01/2012 to 12/31/2012...........  $11.43423    $11.74926           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93957    $10.41764           0
   01/01/2007 to 12/31/2007...........  $10.41764    $11.00984           0
   01/01/2008 to 12/31/2008...........  $11.00984    $ 6.38989           0
   01/01/2009 to 12/31/2009...........  $ 6.38989    $ 9.57062           0
   01/01/2010 to 12/31/2010...........  $ 9.57062    $10.82419           0
   01/01/2011 to 12/31/2011...........  $10.82419    $10.39166           0
   01/01/2012 to 12/31/2012...........  $10.39166    $11.93199           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.69777    $13.20511           0
   01/01/2007 to 12/31/2007...........  $13.20511    $18.11739           0
   01/01/2008 to 12/31/2008...........  $18.11739    $ 8.84840           0
   01/01/2009 to 12/31/2009...........  $ 8.84840    $12.90519           0
   01/01/2010 to 12/31/2010...........  $12.90519    $15.18062           0
   01/01/2011 to 12/31/2011...........  $15.18062    $12.61357           0
   01/01/2012 to 12/31/2012...........  $12.61357    $12.76287           0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61609    $11.28880           0
   01/01/2007 to 12/31/2007...........  $11.28880    $12.07653           0
   01/01/2008 to 12/31/2008...........  $12.07653    $ 6.80133           0
   01/01/2009 to 12/31/2009...........  $ 6.80133    $ 8.53031           0
   01/01/2010 to 12/31/2010...........  $ 8.53031    $ 9.54965           0
   01/01/2011 to 12/31/2011...........  $ 9.54965    $ 9.00389           0
   01/01/2012 to 12/31/2012...........  $ 9.00389    $ 9.76038           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99805    $ 9.97078           0
   01/01/2008 to 12/31/2008...........  $ 9.97078    $ 9.22959           0
   01/01/2009 to 12/31/2009...........  $ 9.22959    $10.06145           0
   01/01/2010 to 12/31/2010...........  $10.06145    $10.59188           0
   01/01/2011 to 12/31/2011...........  $10.59188    $10.96730           0
   01/01/2012 to 12/31/2012...........  $10.96730    $11.55093           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07792    $ 6.61132       5,110
   01/01/2009 to 12/31/2009...........  $ 6.61132    $ 8.39751       7,170
   01/01/2010 to 12/31/2010...........  $ 8.39751    $ 9.04060       7,972
   01/01/2011 to 12/31/2011...........  $ 9.04060    $ 8.68157       7,175
   01/01/2012 to 09/21/2012...........  $ 8.68157    $ 9.67628           0



*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945        9,842
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903        9,387
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952        1,409
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       13,906
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177            0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764            0
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776            0
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097            0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698            0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958        1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804        3,620
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985       36,090
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645       46,569

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617            0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903            0
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709           19
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224            0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376            0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257            0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109        5,003
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594       11,275
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       18,256
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        2,230
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403        9,000
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223            0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371            0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219            0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127            0
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419            0
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765           18
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932            0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905          364
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343          354
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604          369

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522        2,740
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622        2,104
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284        1,348
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036            0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618            0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682            0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021            0
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972        1,311
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217       15,691
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117            0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949            0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394        1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573        1,599
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603        1,599
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421        2,311
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594            0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695        1,740
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276            0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197            0
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833            0
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315          760
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628            0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244            0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167            0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965            0
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885            0
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563        1,093
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478            0
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684           20

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976           0
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       1,396
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532           0
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726         592
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919           0
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       1,142
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998           0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543           0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606           0
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206           0
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       9,423
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201           0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863           0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483           0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789           0
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483           0
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557           0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068           0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950           0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615           0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929           0
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794           0
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825           0
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       4,842
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383           0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858           0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568           0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289           0
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215           0
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       5,069
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963           0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164           0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377           0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944           0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815           0
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845           0
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941           0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232           0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302           0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678           0
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270           0
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658          38
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473           0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314           0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404           0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590           0
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817           0
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561          32
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185           0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324           0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274           0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757           0
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336           0
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       2,647

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337           0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005           0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241           0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903           0
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442       2,470
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120          16
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164           0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759           0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966           0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903         323
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614         314
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368         337
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267           0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108           0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798           0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775           0
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927           0
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400          15
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213           0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084           0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415           0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751           0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410           0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483           0
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256          23
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973           0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357           0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528           0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485           0
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       7,315
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626       2,251
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701           0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395           0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575           0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960           0
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540           0
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393          23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268            0
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821          685
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354            0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127            0
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057           17
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869            0
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843        2,162
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443        2,629
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647        1,058
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489        4,226
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675       59,232
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226       56,097

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664        1,546
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,532
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529            0
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860        3,919
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       15,221
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778            0
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913            0
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832           23

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860            0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653            0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361            0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807        2,184
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067        3,039
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592       23,637
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873            0
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499            0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569            0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612            0
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886            0
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840           13
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744            0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555            0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897            0
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000            0
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317            0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784            0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409          878
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550          854
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125          853
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580            0
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832           35

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740           0
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       1,828
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       1,212
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970           0



*  Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
  Net Assets................................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units........................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
                                             $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

  Units outstanding.........................  12,368,609     10,432,889         9,808,349     12,843,377     5,736,847
                                             ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.....................   1,540,075      2,150,648           759,981      1,571,764     4,035,009
  Portfolio net asset value per share....... $     10.00    $     11.88       $     26.81    $     18.07   $      5.26
  Investment in portfolio shares, at cost... $15,400,747    $23,884,603       $20,462,994    $30,181,131   $21,400,447

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
                                              01/01/2012     01/01/2012       01/01/2012      01/01/2012    01/01/2012
                                                  TO             TO               TO              TO            TO
                                              12/31/2012     12/31/2012       12/31/2012      12/31/2012    12/31/2012
                                             ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income........................... $     2,180    $ 1,141,701       $   124,434    $   284,698   $ 1,485,527
                                             -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     246,961        364,804           299,043        426,612       315,652
                                             -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)................    (244,781)       776,897          (174,609)      (141,914)    1,169,875
                                             -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0      1,139,718                 0              0             0
  Realized gain (loss) on shares
   redeemed.................................           0        255,645           (25,831)      (455,486)      (80,810)
  Net change in unrealized gain (loss) on
   investments..............................           0        121,486         2,600,794      4,147,124     1,483,484
                                             -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS..............           0      1,516,849         2,574,963      3,691,638     1,402,674
                                             -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  (244,781)   $ 2,293,746       $ 2,400,354    $ 3,549,724   $ 2,572,549
                                             ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

   12,163,692     3,127,004   11,490,600     1,447,624       1,239,510      2,698,038       4,530,883           2,872,755
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

      660,227       284,879      877,994       238,967         132,211        289,397         301,085             192,263
  $     35.65    $    19.57  $     26.98    $    18.56      $    13.90     $    22.27      $    30.14          $    26.45
  $21,526,528    $5,471,654  $20,097,455    $3,918,005      $1,779,458     $5,715,445      $7,370,095          $4,978,064


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
   01/01/2012    01/01/2012   01/01/2012    01/01/2012      01/01/2012     01/01/2012      01/01/2012          01/01/2012
       TO            TO           TO            TO              TO             TO              TO                  TO
   12/31/2012    12/31/2012   12/31/2012    12/31/2012      12/31/2012     12/31/2012      12/31/2012          12/31/2012
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
  $   415,771    $   89,939  $    39,056    $   27,486      $   22,345     $  139,979      $   88,593          $   28,653
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------


      354,630        80,315      356,134        62,666          24,376         91,428         128,904              73,058
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       61,141         9,624     (317,078)      (35,180)         (2,031)        48,551         (40,311)            (44,405)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       73,521             0            0       228,962               0              0               0              89,288

      348,859       (10,604)     592,328        64,391          (2,769)        78,505         204,223              (6,820)

    2,762,567       815,282    3,102,356       349,869         277,759        819,802         912,898             780,632
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

    3,184,947       804,678    3,694,684       643,222         274,990        898,307       1,117,121             863,100
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

  $ 3,246,088    $  814,302  $ 3,377,606    $  608,042      $  272,959     $  946,858      $1,076,810          $  818,695
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
  Net Assets................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

NET ASSETS, representing:
  Accumulation units........................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
                                              $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

  Units outstanding.........................   2,538,273       852,060     3,081,086    1,041,468      1,402,007
                                              ==========    ==========    ==========   ==========     ==========

  Portfolio shares held.....................     225,401        73,326       204,570      355,471        128,466
  Portfolio net asset value per share.......  $    37.96    $    21.84    $    28.83   $     6.52     $    21.04
  Investment in portfolio shares, at cost...  $7,389,136    $1,283,275    $4,806,175   $2,329,949     $2,663,090

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
                                              01/01/2012    01/01/2012    01/01/2012   01/01/2012     01/01/2012
                                                  TO            TO            TO           TO             TO
                                              12/31/2012    12/31/2012    12/31/2012   12/31/2012     12/31/2012
                                             ------------- ------------- ------------- ----------  -----------------
INVESTMENT INCOME
  Dividend income...........................  $   59,768    $   12,894    $        0   $   45,961     $        0
                                              ----------    ----------    ----------   ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     120,813        22,879        83,026       33,573         38,481
                                              ----------    ----------    ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)................     (61,045)       (9,985)      (83,026)      12,388        (38,481)
                                              ----------    ----------    ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     915,648             0             0            0        198,220
  Realized gain (loss) on shares
   redeemed.................................     203,028        45,260       129,543      (25,601)         7,673
  Net change in unrealized gain (loss) on
   investments..............................     (74,237)      206,058       834,252      303,551         75,483
                                              ----------    ----------    ----------   ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............   1,044,439       251,318       963,795      277,950        281,376
                                              ----------    ----------    ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  983,394    $  241,333    $  880,769   $  290,338     $  242,895
                                              ==========    ==========    ==========   ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   2,215,043     1,842,533       671,147       4,681,532        354,179         3,841,916     1,850,761      1,533,494
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     252,111       194,962        15,048         670,748         14,896         1,005,790       498,555        358,643
  $    15.93    $    10.93      $  30.38      $    13.70       $  26.13        $     8.43    $     5.30     $     6.62
  $3,427,540    $2,159,721      $429,619      $8,319,087       $304,117        $7,259,235    $3,096,296     $2,904,011


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012       01/01/2012    01/01/2012     01/01/2012
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012       12/31/2012    12/31/2012     12/31/2012
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        0    $   34,916      $    145      $   43,998       $  1,886        $   37,960    $   17,839     $   67,583
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------


      57,052        30,093         6,848         149,992          7,106           142,745        42,511         39,548
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (57,052)        4,823        (6,703)       (105,994)        (5,220)         (104,785)      (24,672)        28,035
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     142,038       128,020             0               0          7,934           654,025             0              0
      82,708         5,966         4,568          77,414         24,779           319,389      (172,428)      (250,350)

     204,349        97,350        71,759       1,310,579         38,273           445,233       695,469        577,066
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     429,095       231,336        76,327       1,387,993         70,986         1,418,647       523,041        326,716
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  372,043    $  236,159      $ 69,624      $1,281,999       $ 65,766        $1,313,862    $  498,369     $  354,751
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
  Net Assets................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

NET ASSETS, representing:
  Accumulation units........................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
                                               $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

  Units outstanding.........................     1,312,699               0        14,548,632       1,350,938     12,551,418
                                               ===========      ==========      ============     ===========   ============

  Portfolio shares held.....................       840,209               0        11,845,407       2,565,429     10,281,986
  Portfolio net asset value per share.......   $     17.62      $        0      $      13.83     $      7.34   $      14.05
  Investment in portfolio shares, at cost...   $13,182,391      $        0      $155,268,094     $17,216,407   $133,529,218

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
                                               01/01/2012       01/01/2012       01/01/2012      01/01/2012     01/01/2012
                                                   TO               TO               TO              TO             TO
                                               12/31/2012      05/04/2012**      12/31/2012      12/31/2012     12/31/2012
                                             --------------- ---------------- ----------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income...........................   $   129,065      $        0      $  2,814,567     $   195,658   $  1,716,155
                                               -----------      ----------      ------------     -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       199,329          85,753         2,409,691         251,562      1,959,776
                                               -----------      ----------      ------------     -----------   ------------

NET INVESTMENT INCOME (LOSS)................       (70,264)        (85,753)          404,876         (55,904)      (243,621)
                                               -----------      ----------      ------------     -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0                 0               0              0
  Realized gain (loss) on shares
   redeemed.................................       207,666       1,719,868           649,719         351,957        952,250
  Net change in unrealized gain (loss) on
   investments..............................     1,644,817        (604,836)        9,970,290       1,237,297      8,423,788
                                               -----------      ----------      ------------     -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS..............     1,852,483       1,115,032        10,620,009       1,589,254      9,376,038
                                               -----------      ----------      ------------     -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,782,219      $1,029,279      $ 11,024,885     $ 1,533,350   $  9,132,417
                                               ===========      ==========      ============     ===========   ============

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,193,778      1,737,157       1,223,055         778,074         726,993        1,312,965        1,659,188        1,417,423
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,436,497      2,818,604       1,511,308         733,736         592,737          507,599        4,144,874        1,040,462
  $      9.53    $      7.66     $      9.63      $    13.41      $    14.92      $     31.34      $      5.25      $     14.20
  $12,800,065    $20,508,783     $13,646,030      $8,738,835      $7,829,268      $14,127,662      $20,978,804      $14,393,564


                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012       01/01/2012      01/01/2012
      TO              TO              TO              TO              TO               TO               TO              TO
  12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012       12/31/2012      12/31/2012
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  $   116,991    $ 1,033,431     $         0      $   37,060      $   30,797      $    30,786      $         0      $   353,461
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------


      187,773        296,837         212,143         144,392         129,414          212,584          288,568          168,021
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      (70,782)       736,594        (212,143)       (107,332)        (98,617)        (181,798)        (288,568)         185,440
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

            0              0               0          32,967               0                0        1,788,797                0

       80,094        198,589         297,998         217,403         186,176          394,306          288,440          (56,104)

      907,248        970,177       1,502,577         959,471         877,635        1,585,979          535,464        1,321,717
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      987,342      1,168,766       1,800,575       1,209,841       1,063,811        1,980,285        2,612,701        1,265,613
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

  $   916,560    $ 1,905,360     $ 1,588,432      $1,102,509      $  965,194      $ 1,798,487      $ 2,324,133      $ 1,451,053
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
  Net Assets................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units........................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
                                               $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

  Units outstanding.........................     3,352,512       2,543,256        893,995       1,510,695       1,288,697
                                               ===========     ===========    ===========     ===========     ===========

  Portfolio shares held.....................     3,582,112       1,405,045        963,976         799,566         929,910
  Portfolio net asset value per share.......   $     11.50     $     21.36    $     11.17     $     24.41     $     16.95
  Investment in portfolio shares, at cost...   $40,001,857     $27,942,247    $ 9,738,480     $18,065,049     $14,132,111

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
                                                01/01/2012      01/01/2012     01/01/2012      01/01/2012     01/01/2012
                                                    TO              TO             TO              TO             TO
                                                12/31/2012      12/31/2012     12/31/2012      12/31/2012     12/31/2012
                                             ---------------- -------------- -------------- ---------------- -------------
INVESTMENT INCOME
  Dividend income...........................   $   358,091     $    97,729    $         0     $         0     $   124,483
                                               -----------     -----------    -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       510,349         449,884        134,732         270,677         223,781
                                               -----------     -----------    -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS)................      (152,258)       (352,155)      (134,732)       (270,677)        (99,298)
                                               -----------     -----------    -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......       851,791               0              0               0               0
  Realized gain (loss) on shares
   redeemed.................................       218,595         673,619        203,666         384,771         227,472
  Net change in unrealized gain (loss) on
   investments..............................       321,933       1,569,539        890,109       1,045,463       1,438,918
                                               -----------     -----------    -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS..............     1,392,319       2,243,158      1,093,775       1,430,234       1,666,390
                                               -----------     -----------    -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,240,061     $ 1,891,003    $   959,043     $ 1,159,557     $ 1,567,092
                                               ===========     ===========    ===========     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    1,960,957      1,858,286      566,643     2,964,339    45,661,822      1,168,557        1,787,971       1,571,463
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    2,012,457      2,188,342      523,562     1,520,300    28,877,399      1,244,019          890,058       1,579,211
  $     10.58    $      9.50   $    13.60   $     19.70  $      19.07    $     11.87      $     22.20     $     11.19
  $21,317,450    $18,877,996   $6,539,855   $30,326,997  $505,981,779    $12,836,854      $17,466,766     $17,520,676


                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
   01/01/2012     01/01/2012   01/01/2012   01/01/2012    01/01/2012      01/01/2012       01/01/2012      01/01/2012
       TO             TO           TO           TO            TO              TO               TO              TO
   12/31/2012     12/31/2012   12/31/2012   12/31/2012    12/31/2012      12/31/2012       12/31/2012      12/31/2012
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
  $   258,485    $    25,073   $   41,348   $   108,212  $  5,116,398    $   121,058      $   280,999     $   361,781
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------


      329,353        244,565       95,332       445,804     6,933,632        190,325          276,841         248,388
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      (70,868)      (219,492)     (53,984)     (337,592)   (1,817,234)       (69,267)           4,158         113,393
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      633,956              0            0             0     3,244,064              0                0         251,729

       (8,495)       272,418      210,908      (938,086)    3,780,200        243,678           47,047          31,346

       44,946      1,711,409      534,982     1,295,662    34,237,999      1,903,728        2,750,619         118,159
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      670,407      1,983,827      745,890       357,576    41,262,263      2,147,406        2,797,666         401,234
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

  $   599,539    $ 1,764,335   $  691,906   $    19,984  $ 39,445,029    $ 2,078,139      $ 2,801,824     $   514,627
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
  Net Assets................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
                                               $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

  Units outstanding.........................     4,100,061      29,647,790    30,992,629    45,923,327    36,655,273
                                               ===========    ============  ============  ============  ============

  Portfolio shares held.....................     4,015,071      29,557,840    30,513,797    45,369,338    35,422,409
  Portfolio net asset value per share.......   $      9.95    $      11.42  $      11.43  $      11.73  $      12.05
  Investment in portfolio shares, at cost...   $37,520,076    $310,927,252  $320,394,491  $491,616,071  $407,149,474

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
                                                01/01/2012     01/01/2012    01/01/2012    01/01/2012    01/01/2012
                                                    TO             TO            TO            TO            TO
                                                12/31/2012     12/31/2012    12/31/2012    12/31/2012    12/31/2012
                                             ---------------- ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income...........................   $    74,461    $  2,300,420  $  3,069,302  $  4,228,995  $  3,813,902
                                               -----------    ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       480,906       5,041,229     5,552,386     7,788,468     5,950,363
                                               -----------    ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................      (406,445)     (2,740,809)   (2,483,084)   (3,559,473)   (2,136,461)
                                               -----------    ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0             0    13,537,034    19,769,310
  Realized gain (loss) on shares
   redeemed.................................       256,583       4,530,791     3,262,162     5,104,906     1,988,511
  Net change in unrealized gain (loss) on
   investments..............................     2,226,379      25,645,314    27,729,344    26,157,340     6,895,289
                                               -----------    ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............     2,482,962      30,176,105    30,991,506    44,799,280    28,653,110
                                               -----------    ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 2,076,517    $ 27,435,296  $ 28,508,422  $ 41,239,807  $ 26,516,649
                                               ===========    ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

  21,669,843      19,406,256    31,622,440    2,773,359    2,056,152    1,035,622     21,224,806      705,540
============    ============  ============  ===========  ===========  ===========   ============   ==========

  24,245,171      21,733,489    31,453,157    2,419,091   19,916,588      612,141     19,765,827      480,951
$      10.23    $      10.22  $      12.08  $     14.31  $      1.00  $     22.66   $      12.52   $    15.36
$232,690,882    $209,194,834  $349,653,304  $31,423,316  $19,916,588  $12,459,763   $238,583,310   $6,916,786


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
 01/01/2012      01/01/2012    01/01/2012   01/01/2012    01/01/2012   01/01/2012    01/01/2012    01/01/2012
     TO              TO            TO           TO            TO           TO            TO            TO
 12/31/2012      12/31/2012    12/31/2012   12/31/2012    12/31/2012   12/31/2012    12/31/2012    12/31/2012
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$  3,762,850    $  2,212,537  $  3,698,718  $         0  $     1,892  $         0   $  5,301,988   $  133,328
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------


   3,387,700       2,953,939     4,824,454      450,257      333,708      200,792      3,457,513      106,704
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

     375,150        (741,402)   (1,125,736)    (450,257)    (331,816)    (200,792)     1,844,475       26,624
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

           0               0       978,632            0            0            0      2,122,034            0
   1,121,650       1,325,613     2,685,004      595,258            0      232,825      1,368,839      (88,699)

  12,984,047      13,624,196    25,417,674    2,690,050            0      828,600      9,112,176      833,703
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

  14,105,697      14,949,809    29,081,310    3,285,308            0    1,061,425     12,603,049      745,004
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

$ 14,480,847    $ 14,208,407  $ 27,955,574  $ 2,835,051  $  (331,816) $   860,633   $ 14,447,524   $  771,628
============    ============  ============  ===========  ===========  ===========   ============   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
  Net Assets................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

NET ASSETS, representing:
  Accumulation units........................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
                                              $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

  Units outstanding.........................    1,205,057      44,357      20,928,766      3,919,578      1,799,476
                                              ===========    ========    ============    ===========    ===========

  Portfolio shares held.....................    1,081,993     105,582      41,250,110      4,252,062      1,764,251
  Portfolio net asset value per share.......  $     11.86    $   6.30    $       6.60    $     10.72    $     12.41
  Investment in portfolio shares, at cost...  $11,575,031    $885,617    $267,407,251    $44,963,434    $20,657,784

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
                                              01/01/2012    01/01/2012    01/01/2012     01/01/2012      01/01/2012
                                                  TO            TO            TO             TO              TO
                                              12/31/2012    12/31/2012    12/31/2012     12/31/2012      12/31/2012
                                             ------------- ------------ -------------- --------------- --------------
INVESTMENT INCOME
  Dividend income...........................  $   106,131    $    667    $  5,008,576    $ 1,302,848    $   100,867
                                              -----------    --------    ------------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      169,632      10,630       6,190,071        697,665        464,780
                                              -----------    --------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)................      (63,501)     (9,963)     (1,181,495)       605,183       (363,913)
                                              -----------    --------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0           0       5,700,628      1,333,248        110,842
  Realized gain (loss) on shares
   redeemed.................................       46,543     (74,592)     35,842,163        345,313        344,006
  Net change in unrealized gain (loss) on
   investments..............................    1,639,718     177,614      (9,733,697)       (19,061)       622,643
                                              -----------    --------    ------------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..............    1,686,261     103,022      31,809,094      1,659,500      1,077,491
                                              -----------    --------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 1,622,760    $ 93,059    $ 30,627,599    $ 2,264,683    $   713,578
                                              ===========    ========    ============    ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     183,095      547,133      2,458,495                0       1,524,692      15,190,242      21,003,523      9,458,185
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     220,593      760,385      2,908,486                0       1,642,628      15,171,378      23,087,695     10,306,811
  $    10.35   $     9.43    $      8.95      $         0     $     12.11    $      11.85    $      10.21   $      10.81
  $2,286,948   $6,196,181    $24,575,045      $         0     $17,681,673    $165,385,638    $225,543,768   $103,336,058


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  01/01/2012   01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012     01/01/2012
      TO           TO             TO              TO              TO              TO              TO             TO
  12/31/2012   12/31/2012     12/31/2012     09/21/2012**     12/31/2012      12/31/2012      12/31/2012     12/31/2012
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $    2,349   $   81,801    $   247,236      $ 4,634,544     $    78,376    $    606,948    $    934,844   $    372,802
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      15,999       93,211        369,212        1,906,338         273,589       2,244,875       2,927,793      1,410,500
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

     (13,650)     (11,410)      (121,976)       2,728,206        (195,213)     (1,637,927)     (1,992,949)    (1,037,698)
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      29,557            0        339,838                0               0         602,053       4,402,813        496,390

      (1,419)     134,049       (336,541)      15,394,586         409,844       2,099,981         984,445        818,542

      (3,809)     993,606      2,880,354       (2,097,431)      1,514,979      13,523,798       8,685,465      7,800,617
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      24,329    1,127,655      2,883,651       13,297,155       1,924,823      16,225,832      14,072,723      9,115,549
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

  $   10,679   $1,116,245    $ 2,761,675      $16,025,361     $ 1,729,610    $ 14,587,905    $ 12,079,774   $  8,077,851
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
  Net Assets................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

NET ASSETS, representing:
  Accumulation units........................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
                                              $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

  Units outstanding.........................    12,411,997      10,343,938       24,272       25,290       68,847
                                              ============    ============     ========     ========     ========

  Portfolio shares held.....................    13,202,382      11,388,008        8,034        7,712       22,064
  Portfolio net asset value per share.......  $      10.59    $      10.56     $  41.05     $  40.14     $  21.27
  Investment in portfolio shares, at cost...  $132,929,235    $111,661,207     $236,850     $247,113     $381,832

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
                                               01/01/2012      01/01/2012     01/01/2012   01/01/2012   01/01/2012
                                                   TO              TO             TO           TO           TO
                                               12/31/2012      12/31/2012     12/31/2012   12/31/2012   12/31/2012
                                             -------------- ----------------- ---------- -------------- ----------
INVESTMENT INCOME
  Dividend income...........................  $    664,747    $    434,455     $      0     $  3,092     $    515
                                              ------------    ------------     --------     --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     1,928,723       1,520,520        5,515        5,269        7,454
                                              ------------    ------------     --------     --------     --------

NET INVESTMENT INCOME (LOSS)................    (1,263,976)     (1,086,065)      (5,515)      (2,177)      (6,939)
                                              ------------    ------------     --------     --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     2,879,907               0        1,660            0            0
  Realized gain (loss) on shares
   redeemed.................................       627,204         716,635       28,512       17,887       24,480
  Net change in unrealized gain (loss) on
   investments..............................     5,821,376       8,675,694       41,779       14,842       83,373
                                              ------------    ------------     --------     --------     --------

NET GAIN (LOSS) ON INVESTMENTS..............     9,328,487       9,392,329       71,951       32,729      107,853
                                              ------------    ------------     --------     --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  8,064,511    $  8,306,264     $ 66,436     $ 30,552     $100,914
                                              ============    ============     ========     ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

   30,013      31,372      10,255     6,471      14,160      2,741      1,847          24,409
 ========    ========    ========   =======    ========    =======    =======        ========

   10,098       7,564       3,110     2,398       2,788        975        674          29,533
 $  37.12    $  41.66    $  38.33   $ 29.04    $  51.69    $ 32.63    $ 30.41        $   8.35
 $289,710    $254,339    $103,775   $55,844    $117,731    $27,093    $15,965        $211,040


                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
01/01/2012  01/01/2012  01/01/2012 01/01/2012 01/01/2012  01/01/2012 01/01/2012     01/01/2012
    TO          TO          TO         TO         TO          TO         TO             TO
12/31/2012  12/31/2012  12/31/2012 12/31/2012 12/31/2012  12/31/2012 12/31/2012     12/31/2012
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
 $  1,658    $    892    $      0   $   134    $  3,491    $     0    $     0        $ 11,801
 --------    --------    --------   -------    --------    -------    -------        --------


    6,324       5,064       1,591     1,350       2,050        497        294           4,268
 --------    --------    --------   -------    --------    -------    -------        --------

   (4,666)     (4,172)     (1,591)   (1,216)      1,441       (497)      (294)          7,533
 --------    --------    --------   -------    --------    -------    -------        --------

        0           0           0         0           0          0          0               0

   28,837      20,490       3,168     7,323       8,170      1,488        955          14,768

   35,071      25,260      10,667     6,156       7,362      1,969      2,160          18,321
 --------    --------    --------   -------    --------    -------    -------        --------

   63,908      45,750      13,835    13,479      15,532      3,457      3,115          33,089
 --------    --------    --------   -------    --------    -------    -------        --------

 $ 59,242    $ 41,578    $ 12,244   $12,263    $ 16,973    $ 2,960    $ 2,821        $ 40,622
 ========    ========    ========   =======    ========    =======    =======        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
  Net Assets................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

NET ASSETS, representing:
  Accumulation units........................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
                                              $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

  Units outstanding.........................    22,559     4,585      8,294        10,681         556,714
                                              ========   =======    =======      ========      ==========

  Portfolio shares held.....................     6,680     1,262      2,764        20,445         484,182
  Portfolio net asset value per share.......  $  31.68   $ 38.98    $ 27.28      $   6.60      $    12.60
  Investment in portfolio shares, at cost...  $194,656   $44,192    $62,568      $140,036      $5,649,628

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
                                             01/01/2012 01/01/2012 01/01/2012   01/01/2012     01/01/2012
                                                 TO         TO         TO           TO             TO
                                             12/31/2012 12/31/2012 12/31/2012   12/31/2012     12/31/2012
                                             ---------- ---------- ---------- -------------- ---------------
INVESTMENT INCOME
  Dividend income...........................  $  7,360   $    37    $   773      $  1,072      $   21,308
                                              --------   -------    -------      --------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     4,118       853      1,516         3,347          84,493
                                              --------   -------    -------      --------      ----------

NET INVESTMENT INCOME (LOSS)................     3,242      (816)      (743)       (2,275)        (63,185)
                                              --------   -------    -------      --------      ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......         0         0          0        12,074               0
  Realized gain (loss) on shares
   redeemed.................................    11,656     3,326     13,261        34,556          15,087
  Net change in unrealized gain (loss) on
   investments..............................   (17,498)    1,514      2,978       (34,325)        485,373
                                              --------   -------    -------      --------      ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (5,842)    4,840     16,239        12,305         500,460
                                              --------   -------    -------      --------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ (2,600)  $ 4,024    $15,496      $ 10,030      $  437,275
                                              ========   =======    =======      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      875,800       1,846,896      2,129,378         15,969         168,936           5,173        1,736,527         7,416
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      756,233       1,798,099      2,011,902         44,479          14,290           6,670        1,667,349         7,236
  $     14.03     $     12.15    $     14.00       $   4.94        $  25.56         $  9.41      $     12.93       $ 10.18
  $ 9,908,867     $20,870,951    $26,172,948       $209,876        $279,468         $49,337      $20,355,901       $69,283

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
   01/01/2012      01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
       TO              TO             TO              TO              TO              TO              TO              TO
   12/31/2012      12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $         0     $   105,377    $   234,343       $  3,408        $      0         $   726      $     5,235       $    25
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      144,628         454,961        669,383          3,598           6,125           1,049          384,663           859
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

     (144,628)       (349,584)      (435,040)          (190)         (6,125)           (323)        (379,428)         (834)
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

            0               0        622,481         13,810          23,469               0           36,319             0
      132,373         366,417      1,311,773          1,218           7,982           1,216          531,946           (25)

      678,640         572,745         (4,266)         9,950          34,762           6,451          605,205         4,378
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      811,013         939,162      1,929,988         24,978          66,213           7,667        1,173,470         4,353
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

  $   666,385     $   589,578    $ 1,494,948       $ 24,788        $ 60,088         $ 7,344      $   794,042       $ 3,519
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
  Net Assets................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

NET ASSETS, representing:
  Accumulation units........................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
                                                $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

  Units outstanding.........................      8,594,013         17,208         643,150        348,513        376,166
                                                ===========       ========      ==========     ==========     ==========

  Portfolio shares held.....................      8,402,522         10,474         632,314        341,948        369,070
  Portfolio net asset value per share.......    $     10.32       $  20.02      $    10.81     $    10.59     $    10.59
  Investment in portfolio shares, at cost...    $82,270,028       $173,248      $6,657,016     $3,540,857     $3,873,515

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
                                                01/01/2012       01/01/2012     01/01/2012     01/01/2012    01/03/2012*
                                                    TO               TO             TO             TO             TO
                                                12/31/2012       12/31/2012     12/31/2012     12/31/2012     12/31/2012
                                             ----------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income...........................    $   311,619       $  1,190      $    6,323     $    5,075     $        0
                                                -----------       --------      ----------     ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      1,118,707          3,751          59,954         36,373         24,877
                                                -----------       --------      ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)................       (807,088)        (2,561)        (53,631)       (31,298)       (24,877)
                                                -----------       --------      ----------     ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0             71           6,348          1,317              0
  Realized gain (loss) on shares
   redeemed.................................         36,625         14,141          44,175          5,928          7,752
  Net change in unrealized gain (loss) on
   investments..............................      6,636,996         22,873         175,383         77,269         34,932
                                                -----------       --------      ----------     ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............      6,673,621         37,085         225,906         84,514         42,684
                                                -----------       --------      ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................    $ 5,866,533       $ 34,524      $  172,275     $   53,216     $   17,807
                                                ===========       ========      ==========     ==========     ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

            19,510,744        2,285,241        6,510           3,943
          ============      ===========      =======         =======

            19,294,170        2,289,094        6,478           3,918
          $      10.87      $     10.31      $ 10.45         $ 10.26
          $205,927,745      $22,764,603      $67,121         $39,965


                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
           4/30/2012*       4/30/2012*      8/20/2012*     8/20/2012*
               TO               TO              TO             TO
           12/31/2012       12/31/2012      12/31/2012     12/31/2012
       ------------------ --------------- -------------- ---------------
          $          0      $   180,309      $     0         $     0
          ------------      -----------      -------         -------

               981,950          209,424           80              98
          ------------      -----------      -------         -------

              (981,950)         (29,115)         (80)            (98)
          ------------      -----------      -------         -------

                     0                0            0               0
              (464,899)        (116,623)         (14)            (57)
             3,799,884          835,954          575             232
          ------------      -----------      -------         -------

             3,334,985          719,331          561             175
          ------------      -----------      -------         -------

          $  2,353,035      $   690,216      $   481         $    77
          ============      ===========      =======         =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (244,781) $  (280,119) $   776,897   $   788,589   $  (174,609) $  (167,794)
  Capital gains distributions
   received.............................           0            0    1,139,718       626,795             0            0
  Realized gain (loss) on shares
   redeemed.............................           0            0      255,645       251,851       (25,831)    (211,841)
  Net change in unrealized gain (loss)
   on investments.......................           0            0      121,486       (53,592)    2,600,794     (625,359)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (244,781)    (280,119)   2,293,746     1,613,643     2,400,354   (1,004,994)
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     160,466      246,545      106,299       125,726       177,261      103,894
  Annuity Payments......................    (236,935)     (43,772)    (241,759)      (39,049)      (67,725)    (205,140)
  Surrenders, withdrawals and death
   benefits.............................  (4,867,505)  (4,593,592)  (2,914,577)   (3,209,635)   (2,303,729)  (2,190,802)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,717,959      654,286     (162,581)      263,660      (167,042)    (501,118)
  Withdrawal and other charges..........     (11,115)     (14,037)     (10,221)      (11,153)      (17,184)     (18,660)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,237,130)  (3,750,570)  (3,222,839)   (2,870,451)   (2,378,419)  (2,811,826)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (3,481,911)  (4,030,689)    (929,093)   (1,256,808)       21,935   (3,816,820)

NET ASSETS
  Beginning of period...................  18,882,658   22,913,347   26,478,792    27,735,600    20,353,150   24,169,970
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $15,400,747  $18,882,658  $25,549,699   $26,478,792   $20,375,085  $20,353,150
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  15,081,905   18,414,358   11,804,540    13,115,233    11,025,380   12,475,419
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Units issued..........................   4,076,923    3,837,949      295,489       483,619       254,562      141,157
  Units redeemed........................  (6,790,219)  (7,170,402)  (1,667,140)   (1,794,312)   (1,471,593)  (1,591,196)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................  12,368,609   15,081,905   10,432,889    11,804,540     9,808,349   11,025,380
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  -----------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO             TO           TO            TO           TO           TO          TO           TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$  (141,914)   $  (146,740) $ 1,169,875   $ 1,373,509  $    61,141  $    43,098  $    9,624  $     8,149
          0              0            0             0       73,521            0           0            0
   (455,486)      (472,832)     (80,810)     (136,950)     348,859      (34,971)    (10,604)     (38,730)
  4,147,124     (1,512,573)   1,483,484      (415,432)   2,762,567      193,315     815,282     (452,439)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

  3,549,724     (2,132,145)   2,572,549       821,127    3,246,088      201,442     814,302     (483,020)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

    122,033         38,416      142,922        44,014       95,987      103,001      10,832       17,713
    (63,221)       (27,555)    (103,176)      (41,041)     (96,699)    (133,194)     (3,155)     (37,081)
 (3,408,357)    (3,546,889)  (2,876,057)   (3,020,998)  (3,121,466)  (2,908,177)   (555,958)    (651,159)
   (545,885)      (491,024)     (91,404)     (566,559)    (678,269)  (1,100,751)    (52,465)    (156,477)
    (39,526)       (42,623)     (25,837)      (27,624)     (26,136)     (27,972)     (6,446)      (7,007)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

 (3,934,956)    (4,069,675)  (2,953,552)   (3,612,208)  (3,826,583)  (4,067,093)   (607,192)    (834,011)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

   (385,232)    (6,201,820)    (381,003)   (2,791,081)    (580,495)  (3,865,651)    207,110   (1,317,031)

 28,787,014     34,988,834   21,605,149    24,396,230   24,117,584   27,983,235   5,367,968    6,684,999
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$28,401,782    $28,787,014  $21,224,146   $21,605,149  $23,537,089  $24,117,584  $5,575,078  $ 5,367,968
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

 14,821,037     16,908,321    6,482,108     7,412,235   14,344,274   16,877,441   3,495,084    4,001,680
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
    350,567        277,200      274,094       172,243      932,935      535,922      44,103       78,774
 (2,328,227)    (2,364,484)  (1,019,355)   (1,102,370)  (3,113,517)  (3,069,089)   (412,183)    (585,370)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
 12,843,377     14,821,037    5,736,847     6,482,108   12,163,692   14,344,274   3,127,004    3,495,084
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012  01/01/2011
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012  12/31/2011
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (317,078) $  (295,693) $  (35,180)   $  (27,624)  $   (2,031) $      881
  Capital gains distributions
   received.............................           0            0     228,962        63,415            0           0
  Realized gain (loss) on shares
   redeemed.............................     592,328      406,976      64,391        43,769       (2,769)       (308)
  Net change in unrealized gain (loss)
   on investments.......................   3,102,356     (270,329)    349,869      (122,408)     277,759    (276,997)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,377,606     (159,046)    608,042       (42,848)     272,959    (276,424)
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      88,956      122,286      20,985         5,188        5,674       1,487
  Annuity Payments......................     (53,740)     (80,628)     (6,444)      (18,663)     (18,270)    (13,833)
  Surrenders, withdrawals and death
   benefits.............................  (2,661,043)  (3,012,651)   (479,516)     (549,818)    (119,315)   (286,228)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (615,752)    (781,997)   (181,263)      134,343       42,640     (23,792)
  Withdrawal and other charges..........     (23,464)     (24,422)     (2,089)       (2,253)        (666)       (783)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,265,043)  (3,777,412)   (648,327)     (431,203)     (89,937)   (323,149)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     112,563   (3,936,458)    (40,285)     (474,051)     183,022    (599,573)

NET ASSETS
  Beginning of period...................  23,575,711   27,512,169   4,475,517     4,949,568    1,654,713   2,254,286
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $23,688,274  $23,575,711  $4,435,232    $4,475,517   $1,837,735  $1,654,713
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  13,278,906   15,574,177   1,671,770     1,832,332    1,305,399   1,531,675
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Units issued..........................     214,953      364,774      26,178       137,917       52,117      66,946
  Units redeemed........................  (2,003,259)  (2,660,045)   (250,324)     (298,479)    (118,006)   (293,222)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................  11,490,600   13,278,906   1,447,624     1,671,770    1,239,510   1,305,399
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                     SHARES                    SHARES
----------------------    ------------------------  -----------------------   ------------------------
01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012   01/01/2011
    TO            TO           TO           TO          TO            TO           TO           TO
12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012   12/31/2011
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$   48,551    $   23,458  $   (40,311) $   (43,837) $  (44,405)  $   (45,194) $   (61,045) $  (110,342)
         0             0            0            0      89,288             0      915,648      114,744
    78,505        18,572      204,223      171,309      (6,820)      (64,806)     203,028      799,976
   819,802      (169,511)     912,898     (229,269)    780,632      (249,040)     (74,237)  (5,251,141)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

   946,858      (127,481)   1,076,810     (101,797)    818,695      (359,040)     983,394   (4,446,763)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    25,123         6,398       44,673        8,200      23,957         1,696       31,217       14,222
   (54,013)            0      (59,838)      (7,426)    (29,760)      (28,139)     (35,472)     (98,634)
  (564,744)     (644,061)    (842,804)  (1,004,438)   (591,771)     (702,937)  (1,019,800)  (1,673,328)
  (292,536)     (145,301)    (214,413)    (236,795)   (109,787)       (3,890)    (134,416)       5,912
    (2,801)       (2,986)      (4,835)      (5,288)     (3,086)       (3,302)      (4,069)      (5,081)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

  (888,971)     (785,950)  (1,077,217)  (1,245,747)   (710,447)     (736,572)  (1,162,540)  (1,756,909)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    57,887      (913,431)        (407)  (1,347,544)    108,248    (1,095,612)    (179,146)  (6,203,672)

 6,386,979     7,300,410    9,075,105   10,422,649   4,977,112     6,072,724    8,735,377   14,939,049
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$6,444,866    $6,386,979  $ 9,074,698  $ 9,075,105  $5,085,360   $ 4,977,112  $ 8,556,231  $ 8,735,377
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

 3,092,160     3,462,271    5,089,195    5,770,912   3,289,365     3,767,484    2,903,952    3,325,293
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
    51,954        51,035       71,550       43,731      27,405       116,004      126,827      128,634
  (446,076)     (421,146)    (629,862)    (725,448)   (444,015)     (594,123)    (492,506)    (549,975)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
 2,698,038     3,092,160    4,530,883    5,089,195   2,872,755     3,289,365    2,538,273    2,903,952
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -    AMERICAN CENTURY VP
                                              INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2012   01/01/2011  01/01/2012  01/01/2011  01/01/2012  01/01/2011
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2012   12/31/2011  12/31/2012  12/31/2011  12/31/2012  12/31/2011
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,985)  $   (9,407) $  (83,026) $  (75,971) $   12,388  $   15,473
  Capital gains distributions
   received.............................          0            0           0           0           0           0
  Realized gain (loss) on shares
   redeemed.............................     45,260       24,336     129,543      60,900     (25,601)    (41,939)
  Net change in unrealized gain (loss)
   on investments.......................    206,058      (45,278)    834,252     (74,274)    303,551      22,732
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    241,333      (30,349)    880,769     (89,345)    290,338      (3,734)
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        497        3,791      25,288      10,683       1,346       3,623
  Annuity Payments......................    (38,028)           0     (26,097)    (16,581)     (9,957)          0
  Surrenders, withdrawals and death
   benefits.............................   (165,889)    (197,731)   (651,393)   (616,480)   (254,891)   (203,523)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (44,870)     (67,083)   (117,948)   (171,257)   (115,773)    (36,850)
  Withdrawal and other charges..........       (857)        (940)     (3,231)     (3,438)       (902)       (978)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (249,147)    (261,963)   (773,381)   (797,073)   (380,177)   (237,728)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     (7,814)    (292,312)    107,388    (886,418)    (89,839)   (241,462)

NET ASSETS
  Beginning of period...................  1,609,260    1,901,572   5,790,361   6,676,779   2,407,512   2,648,974
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,601,446   $1,609,260  $5,897,749  $5,790,361  $2,317,673  $2,407,512
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    990,180    1,148,688   3,507,477   3,974,850   1,221,358   1,337,254
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Units issued..........................      4,638        8,059      43,936      44,551      23,004      55,148
  Units redeemed........................   (142,758)    (166,567)   (470,327)   (511,924)   (202,894)   (171,044)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    852,060      990,180   3,081,086   3,507,477   1,041,468   1,221,358
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                   ALLIANCEBERNSTEIN VPS
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012  01/01/2011  01/01/2012 01/01/2011
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012  12/31/2011  12/31/2012 12/31/2011
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (38,481)    $  (40,894)   $  (57,052)  $  (59,023)  $    4,823  $  (13,965) $  (6,703) $  (6,775)
   198,220              0       142,038            0      128,020     170,802          0          0
     7,673         29,089        82,708      135,768        5,966      20,762      4,568     (4,784)
    75,483       (162,699)      204,349     (291,919)      97,350    (319,761)    71,759    (16,901)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   242,895       (174,504)      372,043     (215,174)     236,159    (142,162)    69,624    (28,460)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    12,591          2,986        17,693        3,248       23,037       4,657          0      2,336
    (8,993)             0       (15,943)     (53,940)     (21,283)          0          0          0
  (225,427)      (298,676)     (394,793)    (602,712)    (234,844)   (237,379)   (71,346)   (50,417)
    25,705        129,317        11,429       90,954      (52,766)     58,067     (7,573)    48,194
    (1,223)        (1,384)       (1,620)      (1,718)        (726)       (823)      (123)      (187)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (197,347)      (167,757)     (383,234)    (564,168)    (286,582)   (175,478)   (79,042)       (74)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    45,548       (342,261)      (11,191)    (779,342)     (50,423)   (317,640)    (9,418)   (28,534)

 2,657,379      2,999,640     4,027,325    4,806,667    2,181,362   2,499,002    466,570    495,104
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$2,702,927     $2,657,379    $4,016,134   $4,027,325   $2,130,939  $2,181,362  $ 457,152  $ 466,570
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,511,453      1,608,281     2,433,178    2,744,426    2,104,144   2,277,948    785,087    794,616
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
    65,256        142,782        82,183      133,797       38,639     159,264     41,588    137,262
  (174,702)      (239,610)     (300,318)    (445,045)    (300,250)   (333,068)  (155,528)  (146,791)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,402,007      1,511,453     2,215,043    2,433,178    1,842,533   2,104,144    671,147    785,087
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2012   01/01/2011  01/01/2012     01/01/2011      01/01/2012     01/01/2011
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2012   12/31/2011  12/31/2012     12/31/2011      12/31/2012     12/31/2011
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (105,994) $   (97,941)  $ (5,220)     $  (6,247)     $  (104,785)   $   (98,620)
  Capital gains distributions
   received.............................           0            0      7,934              0          654,025         86,893
  Realized gain (loss) on shares
   redeemed.............................      77,414      (91,016)    24,779         45,906          319,389        290,994
  Net change in unrealized gain (loss)
   on investments.......................   1,310,579     (192,952)    38,273        (64,047)         445,233       (175,094)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,281,999     (381,909)    65,766        (24,388)       1,313,862        104,173
                                         -----------  -----------   --------      ---------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      30,033       11,683      3,676            431           22,137         15,909
  Annuity Payments......................      (8,453)     (16,710)         0              0           (9,411)             0
  Surrenders, withdrawals and death
   benefits.............................  (1,402,415)  (1,407,904)   (34,276)      (124,939)      (1,502,543)    (1,585,027)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (379,451)  (2,553,192)   (68,194)       (95,065)        (490,741)      (202,395)
  Withdrawal and other charges..........     (26,175)     (28,141)      (691)          (814)         (22,454)       (23,760)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,786,461)  (3,994,264)   (99,485)      (220,387)      (2,003,012)    (1,795,273)
                                         -----------  -----------   --------      ---------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (504,462)  (4,376,173)   (33,719)      (244,775)        (689,150)    (1,691,100)

NET ASSETS
  Beginning of period...................   9,693,716   14,069,889    422,958        667,733        9,167,959     10,859,059
                                         -----------  -----------   --------      ---------       -----------    -----------
  End of period......................... $ 9,189,254  $ 9,693,716   $389,239      $ 422,958      $ 8,478,809    $ 9,167,959
                                         ===========  ===========   ========      =========       ===========    ===========

  Beginning units.......................   5,635,542    7,783,323    428,077        679,019        4,764,169      5,711,766
                                         -----------  -----------   --------      ---------       -----------    -----------
  Units issued..........................     130,535      218,571     22,814         21,611           98,067        441,164
  Units redeemed........................  (1,084,545)  (2,366,352)   (96,712)      (272,553)      (1,020,320)    (1,388,761)
                                         -----------  -----------   --------      ---------       -----------    -----------
  Ending units..........................   4,681,532    5,635,542    354,179        428,077        3,841,916      4,764,169
                                         ===========  ===========   ========      =========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS        AST AMERICAN CENTURY
    GROWTH PORTFOLIO            VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO INCOME & GROWTH PORTFOLIO
--------------------------  --------------------------  ------------------------  -------------------------
01/01/2012     01/01/2011   01/01/2012    01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011
    TO             TO           TO            TO             TO           TO           TO            TO
12/31/2012     12/31/2011   12/31/2012    12/31/2011     12/31/2012   12/31/2011  05/04/2012**   12/31/2011
----------    -----------   ----------    ----------    -----------  -----------  ------------  -----------
$  (24,672)   $    (8,300)  $   28,035    $   26,707    $   (70,264) $   (49,501) $    (85,753) $   (61,643)
         0              0            0             0              0            0             0            0
  (172,428)      (191,568)    (250,350)     (136,178)       207,666     (653,090)    1,719,868     (269,379)
   695,469       (329,966)     577,066      (326,788)     1,644,817     (554,749)     (604,836)    (139,033)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

   498,369       (529,834)     354,751      (436,259)     1,782,219   (1,257,340)    1,029,279     (470,055)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

     5,651          4,968        1,400        24,408      2,844,015    5,343,435     2,744,550    6,263,169
    (8,681)             0            0             0              0            0             0            0
  (366,654)      (539,931)    (644,116)     (588,596)      (284,923)     (98,151)      (67,401)    (391,179)
  (129,624)      (151,614)      30,184        35,069      2,041,671   (2,583,179)  (14,838,280)  (1,914,870)
    (6,366)        (6,878)      (5,568)       (6,217)      (109,002)     (57,870)      (44,059)     (74,321)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

  (505,674)      (693,455)    (618,100)     (535,336)     4,491,761    2,604,235   (12,205,190)   3,882,799
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

    (7,305)    (1,223,289)    (263,349)     (971,595)     6,273,980    1,346,895   (11,175,911)   3,412,744

 2,649,644      3,872,933    2,637,567     3,609,162      8,530,502    7,183,607    11,175,911    7,763,167
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
$2,642,339    $ 2,649,644   $2,374,218    $2,637,567    $14,804,482  $ 8,530,502  $          0  $11,175,911
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

 2,217,408      2,752,691    1,944,492     2,287,701        906,605      721,811     1,060,852      767,043
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
    59,139        107,559      122,797       117,961        993,076    1,199,167       554,112    1,307,129
  (425,786)      (642,842)    (533,795)     (461,170)      (586,982)  (1,014,373)   (1,614,964)  (1,013,320)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
 1,850,761      2,217,408    1,533,494     1,944,492      1,312,699      906,605             0    1,060,852
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                            SUBACCOUNTS
                                         --------------------------------------------------------------------------------

                                          AST SCHRODERS MULTI-ASSET     AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC
                                         WORLD STRATEGIES PORTFOLIO      REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO
                                         --------------------------  ------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
                                              TO            TO            TO           TO           TO            TO
                                          12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
                                         ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $    404,876  $   (101,547) $   (55,904) $   (85,685) $   (243,621) $   (623,603)
  Capital gains distributions
   received.............................            0       979,487            0            0             0             0
  Realized gain (loss) on shares
   redeemed.............................      649,719    (2,016,922)     351,957     (235,309)      952,250       417,664
  Net change in unrealized gain (loss)
   on investments.......................    9,970,290    (7,873,818)   1,237,297       79,302     8,423,788    (2,330,731)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   11,024,885    (9,012,800)   1,533,350     (241,692)    9,132,417    (2,536,670)
                                         ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   37,276,063    60,348,216    4,816,165    5,729,775    44,166,089    36,420,477
  Annuity Payments......................            0             0            0            0             0             0
  Surrenders, withdrawals and death
   benefits.............................   (1,495,720)   (1,052,475)    (249,888)    (197,722)   (2,054,688)   (1,759,666)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   13,008,868   (20,658,177)   3,291,874   (1,936,649)    8,968,274   (14,711,557)
  Withdrawal and other charges..........   (1,285,710)     (761,692)    (116,674)     (52,078)     (929,387)     (509,960)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   47,503,501    37,875,872    7,741,477    3,543,326    50,150,288    19,439,294
                                         ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   58,528,386    28,863,072    9,274,827    3,301,634    59,282,705    16,902,624

NET ASSETS
  Beginning of period...................  105,293,592    76,430,520    9,555,425    6,253,791    85,179,205    68,276,581
                                         ------------  ------------  -----------  -----------  ------------  ------------
  End of period......................... $163,821,978  $105,293,592  $18,830,252  $ 9,555,425  $144,461,910  $ 85,179,205
                                         ============  ============  ===========  ===========  ============  ============

  Beginning units.......................   10,204,353     7,044,852      780,293      542,367     8,024,460     6,294,008
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Units issued..........................    9,652,968    11,330,820    1,081,053    1,038,140     6,923,305     6,101,049
  Units redeemed........................   (5,308,689)   (8,171,319)    (510,408)    (800,214)   (2,396,347)   (4,370,597)
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Ending units..........................   14,548,632    10,204,353    1,350,938      780,293    12,551,418     8,024,460
                                         ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                           AST FEDERATED
  AST BLACKROCK VALUE           AST HIGH YIELD           AGGRESSIVE GROWTH        AST MID-CAP VALUE
       PORTFOLIO                   PORTFOLIO                 PORTFOLIO                PORTFOLIO
-----------------------    ------------------------  ------------------------  -----------------------
 01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO            TO           TO           TO           TO           TO          TO           TO
 12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$   (70,782)   $  (57,433) $   736,594  $   520,629  $  (212,143) $  (120,111) $ (107,332) $   (70,121)
          0             0            0            0            0            0      32,967            0
     80,094      (427,702)     198,589     (156,595)     297,998   (1,802,400)    217,403     (275,890)
    907,248      (196,127)     970,177     (336,919)   1,502,577   (1,242,562)    959,471     (586,466)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

    916,560      (681,262)   1,905,360       27,115    1,588,432   (3,165,073)  1,102,509     (932,477)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  5,643,377     3,275,428    7,074,932    5,235,872    2,989,729    3,475,193   1,744,832    2,723,023
          0             0            0            0            0            0           0            0
   (254,233)      (82,293)    (381,666)    (387,782)    (225,401)    (224,026)   (143,938)    (108,091)
  1,425,213      (217,672)   1,718,258   (2,447,600)   1,648,669    3,649,330   1,253,242   (1,146,512)
    (91,110)      (30,120)    (136,094)     (61,966)    (109,089)     (63,894)    (69,515)     (42,808)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  6,723,247     2,945,343    8,275,430    2,338,524    4,303,908    6,836,603   2,784,621    1,425,612
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  7,639,807     2,264,081   10,180,790    2,365,639    5,892,340    3,671,530   3,887,130      493,135

  6,050,008     3,785,927   11,409,719    9,044,080    8,661,558    4,990,028   5,953,093    5,459,958
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$13,689,815    $6,050,008  $21,590,509  $11,409,719  $14,553,898  $ 8,661,558  $9,840,223  $ 5,953,093
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

    595,589       369,225    1,019,827      811,608      859,377      423,446     549,671      480,961
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,160,030       980,364    1,420,063      953,794    1,165,100    1,783,808     630,666      786,129
   (561,841)     (754,000)    (702,733)    (745,575)    (801,422)  (1,347,877)   (402,263)    (717,419)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,193,778       595,589    1,737,157    1,019,827    1,223,055      859,377     778,074      549,671
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                     AST GOLDMAN SACHS
                                           AST SMALL-CAP VALUE      CONCENTRATED GROWTH        AST GOLDMAN SACHS
                                                PORTFOLIO                PORTFOLIO         MID-CAP GROWTH PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (98,617) $  (70,152) $  (181,798) $  (149,862) $  (288,568) $  (207,851)
  Capital gains distributions
   received.............................          0           0            0            0    1,788,797      741,248
  Realized gain (loss) on shares
   redeemed.............................    186,176    (361,914)     394,306     (116,211)     288,440     (824,237)
  Net change in unrealized gain (loss)
   on investments.......................    877,635    (565,184)   1,585,979     (915,576)     535,464   (1,344,424)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    965,194    (997,250)   1,798,487   (1,181,649)   2,324,133   (1,635,264)
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  1,777,347   1,942,517    2,952,835    5,288,197    5,508,333    6,626,317
  Annuity Payments......................          0           0            0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (184,699)   (200,487)    (168,124)    (727,377)    (292,132)    (514,525)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    881,883    (487,086)   2,431,162   (3,382,134)   3,006,718   (4,211,860)
  Withdrawal and other charges..........    (57,402)    (35,081)    (105,228)     (66,657)    (145,060)     (82,650)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,417,129   1,219,863    5,110,645    1,112,029    8,077,859    1,817,282
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  3,382,323     222,613    6,909,132      (69,620)  10,401,992      182,018

NET ASSETS
  Beginning of period...................  5,461,308   5,238,695    8,999,026    9,068,646   11,358,598   11,176,580
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $8,843,631  $5,461,308  $15,908,158  $ 8,999,026  $21,760,590  $11,358,598
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    521,742     463,947      872,417      824,975    1,007,755      933,653
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Units issued..........................    593,744     742,343    1,028,879    1,136,403    1,401,054    1,397,818
  Units redeemed........................   (388,493)   (684,548)    (588,331)  (1,088,961)    (749,621)  (1,323,716)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    726,993     521,742    1,312,965      872,417    1,659,188    1,007,755
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                 AST LORD ABBETT
   AST LARGE-CAP VALUE          CORE FIXED INCOME     AST MARSICO CAPITAL GROWTH      AST MFS GROWTH
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                  PORTFOLIO
------------------------    ------------------------  ------------------------   ------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
     TO             TO           TO           TO           TO            TO           TO           TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$   185,440    $   (22,121) $  (152,258) $   (11,283) $  (352,155)  $  (284,183) $  (134,732) $   (60,226)
          0              0      851,791            0            0             0            0            0
    (56,104)      (450,623)     218,595      311,717      673,619      (313,211)     203,666       (2,894)
  1,321,717       (100,386)     321,933      534,735    1,569,539    (1,384,872)     890,109     (277,215)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  1,451,053       (573,130)   1,240,061      835,169    1,891,003    (1,982,266)     959,043     (340,335)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,815,943      3,021,721   19,015,635   10,038,354    7,357,094    10,131,331    2,752,710    2,714,326
     (3,162)             0            0            0            0             0            0            0
   (364,054)      (668,652)    (729,647)    (825,159)    (804,069)     (306,361)    (123,992)     (86,834)
    585,699     (1,100,770)   2,948,375    1,764,030    3,500,918    (5,973,079)   2,468,415   (1,554,871)
    (87,661)       (29,588)    (264,759)     (60,975)    (226,628)     (133,581)     (68,163)     (33,371)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,946,765      1,222,711   20,969,604   10,916,250    9,827,315     3,718,310    5,028,970    1,039,250
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  7,397,818        649,581   22,209,665   11,751,419   11,718,318     1,736,044    5,988,013      698,915

  7,376,737      6,727,156   18,984,628    7,233,209   18,293,433    16,557,389    4,779,596    4,080,681
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$14,774,555    $ 7,376,737  $41,194,293  $18,984,628  $30,011,751   $18,293,433  $10,767,609  $ 4,779,596
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

    840,825        748,300    1,575,997      612,139    1,718,281     1,533,930      455,535      382,342
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
    931,282        598,324    3,018,361    1,562,949    2,053,244     2,296,032      754,551      518,096
   (354,684)      (505,799)  (1,241,846)    (599,091)  (1,228,269)   (2,111,681)    (316,091)    (444,903)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
  1,417,423        840,825    3,352,512    1,575,997    2,543,256     1,718,281      893,995      455,535
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST NEUBERGER BERMAN    AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY
                                         MID-CAP GROWTH PORTFOLIO   MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012    01/01/2011
                                              TO           TO           TO            TO           TO            TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012    12/31/2011
                                         -----------  -----------  -----------   -----------  -----------   -----------
OPERATIONS
  Net investment income (loss).......... $  (270,677) $  (177,994) $   (99,298)  $   (66,570) $   (70,868)  $   (99,497)
  Capital gains distributions
   received.............................           0            0            0             0      633,956       241,403
  Realized gain (loss) on shares
   redeemed.............................     384,771      (47,566)     227,472      (531,932)      (8,495)      (37,787)
  Net change in unrealized gain (loss)
   on investments.......................   1,045,463     (609,919)   1,438,918      (584,289)      44,946       (23,378)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,159,557     (835,479)   1,567,092    (1,182,791)     599,539        80,741
                                         -----------  -----------  -----------   -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   5,440,294    7,444,595    3,987,737     6,071,614    5,519,364     5,251,205
  Annuity Payments......................           0            0            0             0            0             0
  Surrenders, withdrawals and death
   benefits.............................    (314,385)    (249,444)    (158,864)     (182,710)    (663,167)     (421,133)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   3,183,156   (4,334,035)   1,863,335    (3,165,526)     889,017    (1,772,728)
  Withdrawal and other charges..........    (144,182)     (67,889)    (114,489)      (60,982)    (153,241)      (92,132)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   8,164,883    2,793,227    5,577,719     2,662,396    5,591,973     2,965,212
                                         -----------  -----------  -----------   -----------  -----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   9,324,440    1,957,748    7,144,811     1,479,605    6,191,512     3,045,953

NET ASSETS
  Beginning of period...................  10,192,969    8,235,221    8,617,159     7,137,554   15,100,283    12,054,330
                                         -----------  -----------  -----------   -----------  -----------   -----------
  End of period......................... $19,517,409  $10,192,969  $15,761,970   $ 8,617,159  $21,291,795   $15,100,283
                                         ===========  ===========  ===========   ===========  ===========   ===========

  Beginning units.......................     862,295      693,749      816,821       658,507    1,418,816     1,124,091
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Units issued..........................   1,337,855    1,308,598    1,096,010     1,207,025    1,616,173     1,062,393
  Units redeemed........................    (689,455)  (1,140,052)    (624,134)   (1,048,711)  (1,074,032)     (767,668)
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Ending units..........................   1,510,695      862,295    1,288,697       816,821    1,960,957     1,418,816
                                         ===========  ===========  ===========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY    AST QMA US EQUITY ALPHA AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET
    INCOME PORTFOLIO               PORTFOLIO           RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO
------------------------    ----------------------  ------------------------  --------------------------
 01/01/2012     01/01/2011  01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011
     TO             TO          TO          TO           TO           TO           TO            TO
 12/31/2012     12/31/2011  12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$  (219,492)   $   (44,498) $  (53,984) $  (26,663) $  (337,592) $  (256,436) $ (1,817,234) $ (1,322,347)
          0              0           0           0            0            0     3,244,064             0
    272,418       (527,438)    210,908     (89,648)    (938,086)  (1,798,291)    3,780,200    (1,970,220)
  1,711,409       (281,119)    534,982     (41,070)   1,295,662   (4,185,345)   34,237,999    (5,886,549)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  1,764,335       (853,055)    691,906    (157,381)      19,984   (6,240,072)   39,445,029    (9,179,116)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  8,624,956      4,032,977   1,332,704   1,840,607    6,210,184   11,103,654   214,432,894   155,649,906
          0              0           0           0            0            0       (47,765)            0
   (310,353)      (337,801)   (101,406)    (44,525)    (807,838)  (1,006,363)   (6,278,599)   (3,334,779)
  3,750,355     (2,541,219)  2,217,682    (840,694)   4,381,151   (4,234,588)   42,569,080   (56,199,920)
   (133,663)       (50,937)    (45,713)    (15,761)    (219,845)    (155,135)   (3,593,349)   (1,551,070)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 11,931,295      1,103,020   3,403,267     939,627    9,563,652    5,707,568   247,082,261    94,564,137
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 13,695,630        249,965   4,095,173     782,246    9,583,636     (532,504)  286,527,290    85,385,021

  7,093,624      6,843,659   3,025,276   2,243,030   20,366,272   20,898,776   264,164,701   178,779,680
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$20,789,254    $ 7,093,624  $7,120,449  $3,025,276  $29,949,908  $20,366,272  $550,691,991  $264,164,701
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

    750,360        718,108     293,943     231,238    2,023,534    1,711,435    24,391,241    16,475,879
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,774,359        931,581     625,878     348,921    2,695,125    2,914,961    31,324,650    25,775,367
   (666,433)      (899,329)   (353,178)   (286,216)  (1,754,320)  (2,602,862)  (10,054,069)  (17,860,005)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,858,286        750,360     566,643     293,943    2,964,339    2,023,534    45,661,822    24,391,241
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST MFS GLOBAL EQUITY   AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL
                                                 PORTFOLIO             EQUITY PORTFOLIO            BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
                                              TO           TO           TO            TO           TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $   (69,267) $   (96,593) $     4,158   $   (33,371) $   113,393  $   122,197
  Capital gains distributions
   received.............................           0            0            0             0      251,729       85,984
  Realized gain (loss) on shares
   redeemed.............................     243,678     (202,245)      47,047      (989,607)      31,346      132,783
  Net change in unrealized gain (loss)
   on investments.......................   1,903,728     (669,993)   2,750,619    (1,560,593)     118,159      (58,783)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,078,139     (968,831)   2,801,824    (2,583,571)     514,627      282,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   3,825,529    4,493,172    2,964,946     6,305,033    4,433,992    4,731,334
  Annuity Payments......................           0            0            0             0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (212,833)    (160,572)    (297,787)     (201,509)    (366,680)    (457,696)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,392,047   (2,253,663)   2,387,662    (4,053,547)   1,803,030   (2,150,494)
  Withdrawal and other charges..........    (102,160)     (61,181)    (151,038)     (102,857)    (129,720)     (71,963)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   4,902,583    2,017,756    4,903,783     1,947,120    5,740,622    2,051,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   6,980,722    1,048,925    7,705,607      (636,451)   6,255,249    2,333,362

NET ASSETS
  Beginning of period...................   7,785,786    6,736,861   12,053,672    12,690,123   11,416,125    9,082,763
                                         -----------  -----------  -----------   -----------  -----------  -----------
  End of period......................... $14,766,508  $ 7,785,786  $19,759,279   $12,053,672  $17,671,374  $11,416,125
                                         ===========  ===========  ===========   ===========  ===========  ===========

  Beginning units.......................     738,448      600,071    1,313,564     1,247,253    1,035,375      830,176
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Units issued..........................     952,255    1,010,799    1,468,296     1,623,775    1,064,529    1,096,729
  Units redeemed........................    (522,146)    (872,422)    (993,889)   (1,557,464)    (528,441)    (891,530)
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,168,557      738,448    1,787,971     1,313,564    1,571,463    1,035,375
                                         ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT    AST CAPITAL GROWTH ASSET     AST ACADEMIC STRATEGIES       AST BALANCED ASSET
 HEDGED EQUITY PORTFOLIO       ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
------------------------    --------------------------  --------------------------  --------------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO             TO           TO            TO            TO            TO            TO            TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$  (406,445)   $  (152,571) $ (2,740,809) $ (3,000,937) $ (2,483,084) $ (3,129,060) $ (3,559,473) $ (3,849,946)
          0              0             0             0             0             0    13,537,034             0
    256,583         26,689     4,530,791    (2,357,253)    3,262,162    (1,423,314)    5,104,906     2,153,974
  2,226,379       (630,011)   25,645,314   (14,290,332)   27,729,344   (13,767,759)   26,157,340   (17,882,809)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

  2,076,517       (755,893)   27,435,296   (19,648,522)   28,508,422   (18,320,133)   41,239,807   (19,578,781)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 20,838,895      8,089,423    72,208,643    93,007,685    55,680,594    84,558,699   119,037,626   135,261,534
          0              0             0             0             0             0      (290,287)            0
   (804,594)      (627,606)   (5,788,675)   (4,423,529)   (7,387,563)   (4,974,573)  (12,798,215)  (11,305,561)
  1,630,113        (35,642)   29,001,937   (67,834,244)   24,725,926   (42,666,476)   35,715,392   (79,705,786)
   (205,755)       (34,483)   (2,111,004)   (1,306,210)   (2,100,596)   (1,340,353)   (3,503,930)   (2,095,358)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 21,458,659      7,391,692    93,310,901    19,443,702    70,918,361    35,577,297   138,160,586    42,154,829
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 23,535,176      6,635,799   120,746,197      (204,820)   99,426,783    17,257,164   179,400,393    22,576,048

 16,414,783      9,778,984   216,804,339   217,009,159   249,345,914   232,088,750   352,781,945   330,205,897
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$39,949,959    $16,414,783  $337,550,536  $216,804,339  $348,772,697  $249,345,914  $532,182,338  $352,781,945
===========    ===========  ============  ============  ============  ============  ============  ============

  1,819,065      1,007,356    21,420,963    20,678,461    24,615,273    22,015,759    33,653,172    30,549,180
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  3,077,000      1,506,674    19,557,007    19,760,641    15,687,528    17,796,492    24,461,209    25,446,956
   (796,004)      (694,965)  (11,330,180)  (19,018,139)   (9,310,172)  (15,196,978)  (12,191,054)  (22,342,964)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  4,100,061      1,819,065    29,647,790    21,420,963    30,992,629    24,615,273    45,923,327    33,653,172
===========    ===========  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                           AST PRESERVATION ASSET     AST FIRST TRUST BALANCED     AST FIRST TRUST CAPITAL
                                            ALLOCATION PORTFOLIO          TARGET PORTFOLIO       APPRECIATION TARGET PORTFOLIO
                                         --------------------------  --------------------------  ----------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012     01/01/2011
                                              TO            TO            TO            TO            TO             TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012     12/31/2011
                                         ------------  ------------  ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss).......... $ (2,136,461) $ (1,871,297) $    375,150  $     53,875  $   (741,402)  $   (625,646)
  Capital gains distributions
   received.............................   19,769,310             0             0             0             0              0
  Realized gain (loss) on shares
   redeemed.............................    1,988,511     2,465,464     1,121,650    (3,011,507)    1,325,613     (5,279,801)
  Net change in unrealized gain (loss)
   on investments.......................    6,895,289    (3,977,122)   12,984,047    (6,154,694)   13,624,196    (11,932,967)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   26,516,649    (3,382,955)   14,480,847    (9,112,326)   14,208,407    (17,838,414)
                                         ------------  ------------  ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  144,317,246   116,740,663    84,911,023    81,273,329    73,832,499     84,854,477
  Annuity Payments......................            0             0       (17,014)            0             0              0
  Surrenders, withdrawals and death
   benefits.............................  (10,106,230)   (7,602,615)   (3,229,994)   (1,935,981)   (2,120,772)    (1,236,721)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    2,449,967   (42,561,992)   15,264,086   (30,458,071)   24,654,609    (49,562,091)
  Withdrawal and other charges..........   (2,638,158)   (1,391,361)   (1,693,589)     (812,420)   (1,540,896)      (814,608)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  134,022,825    65,184,695    95,234,512    48,066,857    94,825,440     33,241,057
                                         ------------  ------------  ------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  160,539,474    61,801,740   109,715,359    38,954,531   109,033,847     15,402,643

NET ASSETS
  Beginning of period...................  266,300,550   204,498,810   138,312,744    99,358,213   113,082,406     97,679,763
                                         ------------  ------------  ------------  ------------  ------------   ------------
  End of period......................... $426,840,024  $266,300,550  $248,028,103  $138,312,744  $222,116,253   $113,082,406
                                         ============  ============  ============  ============  ============   ============

  Beginning units.......................   24,615,353    18,568,295    13,265,213     9,356,812    11,105,442      9,120,677
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Units issued..........................   18,123,219    16,496,730    14,709,530    13,675,653    16,010,851     15,611,746
  Units redeemed........................   (6,083,299)  (10,449,672)   (6,304,900)   (9,767,252)   (7,710,037)   (13,626,981)
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Ending units..........................   36,655,273    24,615,353    21,669,843    13,265,213    19,406,256     11,105,442
                                         ============  ============  ============  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
       AST ADVANCED           AST T. ROWE PRICE LARGE-CAP      AST MONEY MARKET         AST SMALL-CAP GROWTH
   STRATEGIES PORTFOLIO           GROWTH PORTFOLIO                 PORTFOLIO                  PORTFOLIO
--------------------------    --------------------------  --------------------------  ------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
     TO              TO            TO            TO            TO            TO            TO           TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$ (1,125,736)   $ (1,109,068) $  (450,257)  $  (277,130)  $   (331,816) $   (284,412) $  (200,792) $  (124,005)
     978,632               0            0             0              0             0            0            0
   2,685,004      (2,073,998)     595,258      (119,297)             0             0      232,825       43,373
  25,417,674      (6,404,600)   2,690,050    (1,259,418)             0             0      828,600     (609,710)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

  27,955,574      (9,587,666)   2,835,051    (1,655,845)      (331,816)     (284,412)     860,633     (690,342)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 145,489,068     114,822,906    9,462,527     9,316,934      9,847,041    23,134,838    3,444,336    4,035,279
     (35,236)              0       (3,126)            0              0             0       (3,992)           0
  (4,458,320)     (2,259,599)    (604,612)     (385,324)   (21,332,031)  (11,068,116)    (457,867)    (269,956)
  30,640,009     (48,268,209)   6,954,363    (4,702,726)     9,993,186    (2,642,568)   2,353,980   (1,452,427)
  (2,447,999)     (1,068,296)    (226,310)     (107,883)      (141,855)      (99,847)     (92,306)     (38,817)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 169,187,522      63,226,802   15,582,842     4,121,001     (1,633,659)    9,324,307    5,244,151    2,274,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 197,143,096      53,639,136   18,417,893     2,465,156     (1,965,475)    9,039,895    6,104,784    1,583,737

 182,811,037     129,171,901   16,199,304    13,734,148     21,882,063    12,842,168    7,766,322    6,182,585
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$379,954,133    $182,811,037  $34,617,197   $16,199,304   $ 19,916,588  $ 21,882,063  $13,871,106  $ 7,766,322
============    ============  ===========   ===========   ============  ============  ===========  ===========

  17,018,736      11,836,902    1,502,529     1,232,550      2,221,281     1,273,760      646,526      507,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  22,776,358      19,064,231    2,333,677     1,850,572      4,261,909     5,570,243      849,316      770,237
  (8,172,654)    (13,882,397)  (1,062,847)   (1,580,593)    (4,427,038)   (4,622,722)    (460,220)    (630,790)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  31,622,440      17,018,736    2,773,359     1,502,529      2,056,152     2,221,281    1,035,622      646,526
============    ============  ===========   ===========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                           AST PIMCO TOTAL RETURN    AST INTERNATIONAL VALUE  AST INTERNATIONAL GROWTH
                                               BOND PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                         --------------------------  -----------------------  ------------------------
                                          01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                              TO            TO           TO           TO           TO           TO
                                          12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ------------  ------------  ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  1,844,475  $    350,620  $   26,624  $   (10,049) $   (63,501) $   (81,061)
  Capital gains distributions
   received.............................    2,122,034     5,614,561           0            0            0            0
  Realized gain (loss) on shares
   redeemed.............................    1,368,839      (984,745)    (88,699)    (507,100)      46,543     (773,683)
  Net change in unrealized gain (loss)
   on investments.......................    9,112,176    (2,390,884)    833,703     (628,081)   1,639,718     (972,097)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   14,447,524     2,589,552     771,628   (1,145,230)   1,622,760   (1,826,841)
                                         ------------  ------------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   57,662,142    68,227,812   1,533,076    3,175,404    3,985,389    4,376,264
  Annuity Payments......................      (79,548)      (36,580)          0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (6,778,735)   (7,624,810)   (164,835)     (67,398)    (120,987)     (92,634)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   29,400,681   (42,240,369)    819,994   (1,727,225)     280,466   (1,576,773)
  Withdrawal and other charges..........   (1,621,879)     (944,155)    (52,636)     (31,704)     (99,214)     (46,956)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   78,582,661    17,381,898   2,135,599    1,349,077    4,045,654    2,659,901
                                         ------------  ------------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   93,030,185    19,971,450   2,907,227      203,847    5,668,414      833,060

NET ASSETS
  Beginning of period...................  154,437,971   134,466,521   4,480,177    4,276,330    7,164,025    6,330,965
                                         ------------  ------------  ----------  -----------  -----------  -----------
  End of period......................... $247,468,156  $154,437,971  $7,387,404  $ 4,480,177  $12,832,439  $ 7,164,025
                                         ============  ============  ==========  ===========  ===========  ===========

  Beginning units.......................   14,092,072    12,278,400     494,113      408,114      784,260      592,727
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Units issued..........................   13,551,715    12,896,311     581,282      677,919    1,092,732    1,177,939
  Units redeemed........................   (6,418,981)  (11,082,639)   (369,855)    (591,920)    (671,935)    (986,406)
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Ending units..........................   21,224,806    14,092,072     705,540      494,113    1,205,057      784,260
                                         ============  ============  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS   AST INVESTMENT GRADE BOND   AST WESTERN ASSET CORE PLUS
         FUND                     PORTFOLIO                BOND PORTFOLIO          AST BOND PORTFOLIO 2018
----------------------   ---------------------------  --------------------------  ------------------------
01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
    TO           TO            TO            TO            TO            TO            TO           TO
12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
----------  -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $ (9,963)  $   (13,199) $  (1,181,495) $ (3,849,425) $   605,183   $   334,164   $  (363,913) $  (177,515)
        0             0      5,700,628     2,420,829    1,333,248       462,908       110,842      307,854
  (74,592)     (855,034)    35,842,163     1,521,101      345,313       364,517       344,006       50,058
  177,614       622,061     (9,733,697)   14,626,636      (19,061)      187,065       622,643      612,200
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   93,059      (246,172)    30,627,599    14,719,141    2,264,683     1,348,654       713,578      792,597
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

      799        22,594         31,058             0   10,203,138    12,310,969            53           27
        0             0        (14,459)            0            0             0             0            0
  (98,746)      (79,141)    (5,486,824)   (3,531,108)    (566,897)     (495,273)     (565,155)    (294,102)
    1,421    (1,611,156)  (437,054,915)  673,290,519    5,144,620    (7,292,557)      700,571   20,339,006
   (1,694)       (1,890)    (4,055,949)   (2,276,880)    (343,412)     (204,784)       (3,435)        (127)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

  (98,220)   (1,669,593)  (446,581,089)  667,482,531   14,437,449     4,318,355       132,034   20,044,804
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   (5,161)   (1,915,765)  (415,953,490)  682,201,672   16,702,132     5,667,009       845,612   20,837,401

  670,330     2,586,095    688,204,214     6,002,542   28,879,973    23,212,964    21,048,746      211,345
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $665,169   $   670,330  $ 272,250,724  $688,204,214  $45,582,105   $28,879,973   $21,894,358  $21,048,746
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========

   51,346       150,777     56,740,197       468,830    2,627,749     2,191,615     1,787,276       17,593
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
    4,021        10,159     81,569,601   152,585,942    3,231,760     3,084,733       632,036    2,632,927
  (11,010)     (109,590)  (117,381,032)  (96,314,575)  (1,939,931)   (2,648,599)     (619,836)    (863,244)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
   44,357        51,346     20,928,766    56,740,197    3,919,578     2,627,749     1,799,476    1,787,276
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                                                  AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING
                                         AST BOND PORTFOLIO 2019        PORTFOLIO         MARKETS EQUITY PORTFOLIO
                                         ---------------------   -----------------------  ------------------------
                                         01/01/2012   01/01/2011 01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO           TO         TO           TO           TO           TO
                                         12/31/2012   12/31/2011 12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------   ---------- ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (13,650)   $   (112) $  (11,410) $    24,590  $  (121,976) $  (142,835)
  Capital gains distributions
   received.............................     29,557       2,092           0            0      339,838            0
  Realized gain (loss) on shares
   redeemed.............................     (1,419)       (610)    134,049     (179,409)    (336,541)  (1,900,072)
  Net change in unrealized gain (loss)
   on investments.......................     (3,809)       (579)    993,606     (375,870)   2,880,354   (3,298,453)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     10,679         791   1,116,245     (530,689)   2,761,675   (5,341,360)
                                         ----------    --------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........          0           4   1,819,905    2,284,934    5,355,572   11,227,397
  Annuity Payments......................          0           0           0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (21,627)    (34,272)    (81,702)     (60,381)    (186,213)    (194,829)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  2,294,154           0     892,920   (1,360,284)   3,811,729   (8,133,173)
  Withdrawal and other charges..........        (67)          0     (48,481)     (28,356)    (210,466)    (145,512)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,272,460     (34,268)  2,582,642      835,913    8,770,622    2,753,883
                                         ----------    --------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  2,283,139     (33,477)  3,698,887      305,224   11,532,297   (2,587,477)

NET ASSETS
  Beginning of period...................          1      33,478   3,471,548    3,166,324   14,498,653   17,086,130
                                         ----------    --------  ----------  -----------  -----------  -----------
  End of period......................... $2,283,140    $      1  $7,170,435  $ 3,471,548  $26,030,950  $14,498,653
                                         ==========    ========  ==========  ===========  ===========  ===========

  Beginning units.......................          0       2,796     333,835      289,148    1,592,487    1,468,373
                                         ----------    --------  ----------  -----------  -----------  -----------
  Units issued..........................    205,143           0     456,643      487,444    2,517,714    2,635,611
  Units redeemed........................    (22,048)     (2,796)   (243,345)    (442,757)  (1,651,706)  (2,511,497)
                                         ----------    --------  ----------  -----------  -----------  -----------
  Ending units..........................    183,095           0     547,133      333,835    2,458,495    1,592,487
                                         ==========    ========  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                           SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING     AST GOLDMAN SACHS        AST SCHRODERS GLOBAL       AST CLS MODERATE ASSET
   FUNDS ALLOCATION FUND        SMALL-CAP VALUE PORTFOLIO     TACTICAL PORTFOLIO         ALLOCATION PORTFOLIO
------------------------------  ------------------------  --------------------------  --------------------------
  01/01/2012      01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
      TO              TO             TO           TO           TO            TO            TO            TO
 09/21/2012**     12/31/2011     12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$   2,728,206    $ (2,144,536)  $  (195,213) $  (140,819) $ (1,637,927) $ (1,158,523) $ (1,992,949) $ (1,321,347)
            0               0             0            0       602,053       832,012     4,402,813     1,704,048
   15,394,586      (4,030,882)      409,844     (340,918)    2,099,981    (3,191,974)      984,445    (2,260,018)
   (2,097,431)     (5,447,041)    1,514,979     (608,211)   13,523,798    (5,453,108)    8,685,465    (5,736,625)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   16,025,361     (11,622,459)    1,729,610   (1,089,948)   14,587,905    (8,971,593)   12,079,774    (7,613,942)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   27,761,082      78,999,146     4,932,364    7,710,555    62,692,680    63,448,734    97,934,845    70,249,625
            0               0             0            0             0             0       (17,098)            0
   (1,374,046)     (1,461,462)     (237,214)    (419,088)   (1,410,365)     (710,074)   (2,895,888)   (1,596,833)
 (161,076,921)    (51,674,178)    2,572,375   (4,276,518)   23,691,131   (34,037,183)   16,047,217   (28,090,529)
   (1,028,148)       (891,924)     (144,647)     (81,803)   (1,264,387)     (593,984)   (1,598,741)     (733,121)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (135,718,033)     24,971,582     7,122,878    2,933,146    83,709,059    28,107,493   109,470,335    39,829,142
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (119,692,672)     13,349,123     8,852,488    1,843,198    98,296,964    19,135,900   121,550,109    32,215,200

  119,692,672     106,343,549    11,039,742    9,196,544    81,483,863    62,347,963   114,175,261    81,960,061
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$           0    $119,692,672   $19,892,230  $11,039,742  $179,780,827  $ 81,483,863  $235,725,370  $114,175,261
 =============   ============   ===========  ===========  ============  ============  ============  ============

   11,945,693      10,403,163       959,394      790,640     7,911,117     5,917,097    11,121,340     7,792,325
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
   10,141,973      15,190,291     1,339,815    1,506,789    12,393,694    11,456,791    15,152,387    11,864,728
  (22,087,666)    (13,647,761)     (774,517)  (1,338,035)   (5,114,569)   (9,462,771)   (5,270,204)   (8,535,713)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
            0      11,945,693     1,524,692      959,394    15,190,242     7,911,117    21,003,523    11,121,340
 =============   ============   ===========  ===========  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                           AST J.P. MORGAN GLOBAL    AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET
                                             THEMATIC PORTFOLIO         ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (1,037,698) $   (664,728) $ (1,263,976) $   (933,786) $ (1,086,065) $   (769,247)
  Capital gains distributions
   received.............................      496,390     2,205,561     2,879,907     3,870,248             0     1,983,750
  Realized gain (loss) on shares
   redeemed.............................      818,542    (2,206,377)      627,204    (1,431,415)      716,635    (3,104,763)
  Net change in unrealized gain (loss)
   on investments.......................    7,800,617    (3,293,153)    5,821,376    (5,382,931)    8,675,694    (3,444,372)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,077,851    (3,958,697)    8,064,511    (3,877,884)    8,306,264    (5,334,632)
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   45,685,661    36,999,463    39,016,865    41,333,962    47,335,757    43,253,820
  Annuity Payments......................            0             0             0             0             0             0
  Surrenders, withdrawals and death
   benefits.............................     (704,287)     (535,161)   (1,737,598)     (916,157)     (843,643)     (493,695)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    6,957,370   (15,405,961)    9,185,338   (16,290,239)   13,178,625   (19,482,671)
  Withdrawal and other charges..........     (773,763)     (361,713)   (1,056,667)     (586,636)     (816,214)     (355,134)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   51,164,981    20,696,628    45,407,938    23,540,930    58,854,525    22,922,320
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   59,242,832    16,737,931    53,472,449    19,663,046    67,160,789    17,587,688

NET ASSETS
  Beginning of period...................   52,173,792    35,435,861    86,340,779    66,677,733    53,096,580    35,508,892
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $111,416,624  $ 52,173,792  $139,813,228  $ 86,340,779  $120,257,369  $ 53,096,580
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................    4,964,168     3,330,108     8,325,112     6,330,222     5,117,071     3,298,104
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Units issued..........................    7,846,389     6,509,643     7,240,381     7,441,727     8,641,888     7,313,785
  Units redeemed........................   (3,352,372)   (4,875,583)   (3,153,496)   (5,446,837)   (3,415,021)   (5,494,818)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................    9,458,185     4,964,168    12,411,997     8,325,112    10,343,938     5,117,071
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP CONSUMER       PROFUND VP            PROFUND VP
  CONSUMER SERVICES       GOODS PORTFOLIO         FINANCIALS            HEALTH CARE
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (5,515)   $ (4,782)  $ (2,177)  $   (650)  $ (6,939) $  (7,239)  $ (4,666)  $ (4,595)
    1,660           0          0          0          0          0          0          0
   28,512      28,940     17,887     24,821     24,480    (18,867)    28,837     25,471
   41,779     (23,814)    14,842    (17,033)    83,373    (78,387)    35,071     (2,293)
 --------    --------   --------   --------   --------  ---------   --------   --------

   66,436         344     30,552      7,138    100,914   (104,493)    59,242     18,583
 --------    --------   --------   --------   --------  ---------   --------   --------

   18,419      49,505     19,570     45,585     21,716     65,530     15,913     50,988
        0           0          0          0          0          0          0          0
   (1,555)       (876)    (1,602)      (933)   (46,935)      (889)    (1,487)      (849)
  (68,696)    (49,456)   (45,427)   (53,434)   (62,933)     1,062    (62,329)   (71,762)
   (3,182)     (2,686)    (3,017)    (2,629)    (4,219)    (3,528)    (3,563)    (3,128)
 --------    --------   --------   --------   --------  ---------   --------   --------

  (55,014)     (3,513)   (30,476)   (11,411)   (92,371)    62,175    (51,466)   (24,751)
 --------    --------   --------   --------   --------  ---------   --------   --------

   11,422      (3,169)        76     (4,273)     8,543    (42,318)     7,776     (6,168)

  318,360     321,529    309,464    313,737    460,756    503,074    367,076    373,244
 --------    --------   --------   --------   --------  ---------   --------   --------
 $329,782    $318,360   $309,540   $309,464   $469,299  $ 460,756   $374,852   $367,076
 ========    ========   ========   ========   ========  =========   ========   ========

   28,187      29,590     27,614     29,498     83,052     76,969     33,986     37,474
 --------    --------   --------   --------   --------  ---------   --------   --------
    6,303      19,609      7,026     17,058     26,427     63,797     10,485     24,879
  (10,218)    (21,012)    (9,350)   (18,942)   (40,632)   (57,714)   (14,458)   (28,367)
 --------    --------   --------   --------   --------  ---------   --------   --------
   24,272      28,187     25,290     27,614     68,847     83,052     30,013     33,986
 ========    ========   ========   ========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                              INDUSTRIALS         MID-CAP GROWTH         MID-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $ (4,172)  $ (4,048)  $ (1,591)  $ (1,427)  $ (1,216)  $  (984)
  Capital gains distributions
   received.............................         0          0          0          0          0         0
  Realized gain (loss) on shares
   redeemed.............................    20,490     22,262      3,168      5,612      7,323     1,664
  Net change in unrealized gain (loss)
   on investments.......................    25,260    (48,784)    10,667    (15,105)     6,156    (9,053)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    41,578    (30,570)    12,244    (10,920)    12,263    (8,373)
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    11,307     40,222      5,672     16,804      6,321    18,364
  Annuity Payments......................         0          0          0          0          0         0
  Surrenders, withdrawals and death
   benefits.............................    (1,463)      (281)      (285)       (92)   (11,063)   (2,192)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (22,679)   (80,591)    15,477     (6,856)   (18,049)    3,080
  Withdrawal and other charges..........    (3,065)    (2,868)      (935)      (788)      (749)     (633)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (15,900)   (43,518)    19,929      9,068    (23,540)   18,619
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    25,678    (74,088)    32,173     (1,852)   (11,277)   10,246

NET ASSETS
  Beginning of period...................   289,434    363,522     87,030     88,882     80,928    70,682
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $315,112   $289,434   $119,203   $ 87,030   $ 69,651   $80,928
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................    32,874     39,954      8,510      8,315      8,634     7,138
                                          --------   --------   --------   --------   --------   -------
  Units issued..........................    15,432     28,222      5,159      8,878      2,447     8,089
  Units redeemed........................   (16,934)   (35,302)    (3,414)    (8,683)    (4,610)   (6,593)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................    31,372     32,874     10,255      8,510      6,471     8,634
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
     REAL ESTATE         SMALL-CAP GROWTH       SMALL-CAP VALUE     TELECOMMUNICATIONS
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $  1,441    $ (1,951)  $  (497)   $  (383)   $  (294)   $  (342)   $  7,533   $  3,833
        0           0         0         43          0          0           0          0
    8,170      20,887     1,488      3,513        955      2,484      14,768      1,355
    7,362     (21,958)    1,969     (4,807)     2,160     (4,269)     18,321    (17,520)
 --------    --------   -------    -------    -------    -------    --------   --------

   16,973      (3,022)    2,960     (1,634)     2,821     (2,127)     40,622    (12,332)
 --------    --------   -------    -------    -------    -------    --------   --------

    4,265      13,703     1,282      1,958        648      2,175      11,450     39,282
        0           0         0          0          0          0           0          0
     (208)       (171)   (8,057)    (2,091)         0          0      (1,511)    (1,380)
   14,616     (32,886)    9,776        (21)    (2,071)    (5,194)    (56,167)   (13,680)
   (1,150)     (1,059)     (240)      (209)      (174)      (196)     (2,536)    (2,212)
 --------    --------   -------    -------    -------    -------    --------   --------

   17,523     (20,413)    2,761       (363)    (1,597)    (3,215)    (48,764)    22,010
 --------    --------   -------    -------    -------    -------    --------   --------

   34,496     (23,435)    5,721     (1,997)     1,224     (5,342)     (8,142)     9,678

  109,609     133,044    26,096     28,093     19,259     24,601     254,740    245,062
 --------    --------   -------    -------    -------    -------    --------   --------
 $144,105    $109,609   $31,817    $26,096    $20,483    $19,259    $246,598   $254,740
 ========    ========   =======    =======    =======    =======    ========   ========

   12,429      15,569     2,491      2,676      1,988      2,399      28,944     27,946
 --------    --------   -------    -------    -------    -------    --------   --------
    7,343      11,942     1,912      3,176        381      1,982       8,977     26,328
   (5,612)    (15,082)   (1,662)    (3,361)      (522)    (2,393)    (13,512)   (25,330)
 --------    --------   -------    -------    -------    -------    --------   --------
   14,160      12,429     2,741      2,491      1,847      1,988      24,409     28,944
 ========    ========   =======    =======    =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                               UTILITIES         LARGE-CAP GROWTH       LARGE-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $  3,242   $  2,653   $  (816)   $  (824)   $   (743)  $ (1,028)
  Capital gains distributions
   received.............................         0          0         0          0           0          0
  Realized gain (loss) on shares
   redeemed.............................    11,656     14,234     3,326      5,278      13,261        856
  Net change in unrealized gain (loss)
   on investments.......................   (17,498)    14,867     1,514     (6,626)      2,978     (8,180)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (2,600)    31,754     4,024     (2,172)     15,496     (8,352)
                                          --------   --------   -------    -------    --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    13,972     49,250       238        572       1,906     23,502
  Annuity Payments......................         0          0         0          0           0          0
  Surrenders, withdrawals and death
   benefits.............................    (1,313)    (1,708)        0     (2,016)    (53,942)       (93)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (54,756)   (62,123)    8,331     (4,708)    (27,699)   (13,093)
  Withdrawal and other charges..........    (2,424)    (2,276)     (351)      (281)       (944)      (831)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (44,521)   (16,857)    8,218     (6,433)    (80,679)     9,485
                                          --------   --------   -------    -------    --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (47,121)    14,897    12,242     (8,605)    (65,183)     1,133

NET ASSETS
  Beginning of period...................   258,742    243,845    36,943     45,548     140,580    139,447
                                          --------   --------   -------    -------    --------   --------
  End of period.........................  $211,621   $258,742   $49,185    $36,943    $ 75,397   $140,580
                                          ========   ========   =======    =======    ========   ========

  Beginning units.......................    27,191     29,660     3,831      4,793      17,584     16,965
                                          --------   --------   -------    -------    --------   --------
  Units issued..........................    13,353     23,495     4,972      4,644       3,334      9,971
  Units redeemed........................   (17,985)   (25,964)   (4,218)    (5,606)    (12,624)    (9,352)
                                          --------   --------   -------    -------    --------   --------
  Ending units..........................    22,559     27,191     4,585      3,831       8,294     17,584
                                          ========   ========   =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                           AST JENNISON LARGE-CAP   AST JENNISON LARGE-CAP
AST BOND PORTFOLIO 2020       VALUE PORTFOLIO          GROWTH PORTFOLIO       AST BOND PORTFOLIO 2017
----------------------    -----------------------  ------------------------  ------------------------
01/01/2012    01/01/2011  01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
    TO            TO          TO           TO           TO           TO           TO           TO
12/31/2012    12/31/2011  12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
----------   -----------  ----------  -----------  -----------  -----------  -----------  -----------
$  (2,275)   $   (15,192) $  (63,185) $   (50,441) $  (144,628) $   (67,085) $  (349,584) $  (162,337)
   12,074        317,874           0       14,020            0            0            0       23,155
   34,556        (10,202)     15,087     (334,662)     132,373     (137,141)     366,417       83,003
  (34,325)        32,756     485,373     (267,112)     678,640     (158,484)     572,745      403,543
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

   10,030        325,236     437,275     (638,195)     666,385     (362,710)     589,578      347,364
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

        4              4   1,487,840    2,749,806    3,894,363    4,398,143           (2)          85
        0              0           0            0            0            0            0            0
   (2,456)       (29,615)    (22,975)     (10,522)     (64,564)     (10,000)    (427,854)    (253,355)
 (618,483)    (2,748,369)    909,265   (1,421,000)   1,532,209   (1,439,620)     558,404   20,837,042
      (44)          (442)    (46,956)     (28,224)     (75,898)     (24,802)      (5,591)      (3,919)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (620,979)    (2,778,422)  2,327,174    1,290,060    5,286,110    2,923,721      124,957   20,579,853
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (610,949)    (2,453,186)  2,764,449      651,865    5,952,495    2,561,011      714,535   20,927,217

  745,887      3,199,073   3,336,250    2,684,385    4,657,450    2,096,439   21,132,370      205,153
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
$ 134,938    $   745,887  $6,100,699  $ 3,336,250  $10,609,945  $ 4,657,450  $21,846,905  $21,132,370
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========
   65,882        331,074     338,692      251,015      435,071      193,445    1,835,904       19,412
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
    9,721        242,070     530,942      561,052      766,099      724,888      878,207    2,884,171
  (64,922)      (507,262)   (312,920)    (473,375)    (325,370)    (483,262)    (867,215)  (1,067,679)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
   10,681         65,882     556,714      338,692      875,800      435,071    1,846,896    1,835,904
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                   WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                                                   INTERNATIONAL EQUITY     OMEGA GROWTH PORTFOLIO
                                          AST BOND PORTFOLIO 2021  PORTFOLIO SHARE CLASS 1      SHARE CLASS 1
                                         ------------------------  -----------------------  -----------------------
                                          01/01/2012   01/01/2011  01/01/2012   01/01/2011  01/01/2012   01/01/2011
                                              TO           TO          TO           TO          TO           TO
                                          12/31/2012   12/31/2011  12/31/2012   12/31/2011  12/31/2012   12/31/2011
                                         -----------  -----------  ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income (loss).......... $  (435,040) $  (350,851)  $   (190)    $ (2,527)   $ (6,125)    $ (6,228)
  Capital gains distributions
   received.............................     622,481            0     13,810       10,094      23,469        3,129
  Realized gain (loss) on shares
   redeemed.............................   1,311,773    1,239,362      1,218        1,817       7,982        5,466
  Net change in unrealized gain (loss)
   on investments.......................      (4,266)   2,052,415      9,950      (43,492)     34,762      (27,460)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,494,948    2,940,926     24,788      (34,108)     60,088      (25,093)
                                         -----------  -----------   --------     --------    --------     --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........           0            0          0            0           1            1
  Annuity Payments......................           0            0          0            0           0            0
  Surrenders, withdrawals and death
   benefits.............................    (667,214)    (367,153)   (15,107)      (5,488)    (14,243)      (4,972)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (6,182,916)  26,606,619      4,499        3,005      (6,498)     (12,340)
  Withdrawal and other charges..........     (10,362)      (7,377)       (22)         (23)         (5)         (12)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (6,860,492)  26,232,089    (10,630)      (2,506)    (20,745)     (17,323)
                                         -----------  -----------   --------     --------    --------     --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (5,365,544)  29,173,015     14,158      (36,614)     39,343      (42,416)

NET ASSETS
  Beginning of period...................  33,532,170    4,359,155    205,566      242,180     325,918      368,334
                                         -----------  -----------   --------     --------    --------     --------
  End of period......................... $28,166,626  $33,532,170   $219,724     $205,566    $365,261     $325,918
                                         ===========  ===========   ========     ========    ========     ========

  Beginning units.......................   2,641,568      395,858     16,691       16,854     178,914      188,089
                                         -----------  -----------   --------     --------    --------     --------
  Units issued..........................   1,013,425    4,630,709        896        1,211       1,977        3,130
  Units redeemed........................  (1,525,615)  (2,384,999)    (1,618)      (1,374)    (11,955)     (12,305)
                                         -----------  -----------   --------     --------    --------     --------
  Ending units..........................   2,129,378    2,641,568     15,969       16,691     168,936      178,914
                                         ===========  ===========   ========     ========    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
   SMALL CAP VALUE                                  AST QUANTITATIVE    AST BLACKROCK GLOBAL
PORTFOLIO SHARE CLASS 1   AST BOND PORTFOLIO 2022  MODELING PORTFOLIO   STRATEGIES PORTFOLIO
-----------------------  ------------------------  ------------------ ------------------------
01/01/2012   01/01/2011   01/01/2012   1/3/2011*       01/01/2012      01/01/2012   4/29/2011*
    TO           TO           TO           TO              TO              TO           TO
12/31/2012   12/31/2011   12/31/2012   12/31/2011      12/31/2012      12/31/2012   12/31/2011
----------   ----------  -----------  -----------  ------------------ -----------  -----------
 $  (323)     $   (512)  $  (379,428) $   (94,888)      $  (834)      $  (807,088) $  (412,731)
       0             0        36,319            0             0                 0            0
   1,216           888       531,946      133,351           (25)           36,625     (384,884)
   6,451        (6,272)      605,205      597,720         4,378         6,636,996   (2,193,000)
 -------      --------   -----------  -----------       -------       -----------  -----------

   7,344        (5,896)      794,042      636,183         3,519         5,866,533   (2,990,615)
 -------      --------   -----------  -----------       -------       -----------  -----------

      (1)            0            17            0        11,473        38,492,837   17,654,025
       0             0             0            0             0                 0     (144,021)
  (5,183)       (4,411)     (430,356)     (95,379)       (5,000)       (3,027,458)  (2,217,275)
       0             0     5,596,043   15,063,006        63,714         1,493,989   32,082,198
    (190)         (199)       (4,707)         (23)          (45)         (425,649)     (70,539)
 -------      --------   -----------  -----------       -------       -----------  -----------

  (5,374)       (4,610)    5,160,997   14,967,604        70,142        36,533,719   47,304,388
 -------      --------   -----------  -----------       -------       -----------  -----------

   1,970       (10,506)    5,955,039   15,603,787        73,661        42,400,252   44,313,773

  60,792        71,298    15,603,787            0             0        44,313,773            0
 -------      --------   -----------  -----------       -------       -----------  -----------
 $62,762      $ 60,792   $21,558,826  $15,603,787       $73,661       $86,714,025  $44,313,773
 =======      ========   ===========  ===========       =======       ===========  ===========

   5,634         6,040     1,301,756            0             0         4,834,702            0
 -------      --------   -----------  -----------       -------       -----------  -----------
      47             0     1,322,912    2,159,107         8,093         4,842,479    5,650,666
    (508)         (406)     (888,141)    (857,351)         (677)       (1,083,168)    (815,964)
 -------      --------   -----------  -----------       -------       -----------  -----------
   5,173         5,634     1,736,527    1,301,756         7,416         8,594,013    4,834,702
 =======      ========   ===========  ===========       =======       ===========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         -------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND  AST NEUBERGER BERMAN
                                         OPPORTUNITY FUND - CLASS 1        PORTFOLIO           CORE BOND PORTFOLIO
                                         -------------------------  ----------------------   ----------------------
                                         01/01/2012    8/26/2011*   01/01/2012   10/31/2011* 01/01/2012  10/31/2011*
                                             TO            TO           TO           TO          TO          TO
                                         12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012  12/31/2011
                                         ----------    ----------   ----------   ----------- ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (2,561)     $ (1,571)   $  (53,631)   $   (370)  $  (31,298)  $   (518)
  Capital gains distributions
   received.............................        71             0         6,348           0        1,317          0
  Realized gain (loss) on shares
   redeemed.............................    14,141            80        44,175          18        5,928          2
  Net change in unrealized gain (loss)
   on investments.......................    22,873        13,571       175,383       2,915       77,269      3,106
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    34,524        12,080       172,275       2,563       53,216      2,590
                                          --------      --------    ----------    --------   ----------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0             0     5,253,419     270,483    2,430,687    333,800
  Annuity Payments......................         0             0             0           0            0          0
  Surrenders, withdrawals and death
   benefits.............................   (91,868)       (2,734)      (26,732)          0      (19,376)         0
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (1,008)      258,727     1,100,495      87,261      730,285    108,042
  Withdrawal and other charges..........       (29)            0       (24,447)         (3)     (17,869)      (143)
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (92,905)      255,993     6,302,735     357,741    3,123,727    441,699
                                          --------      --------    ----------    --------   ----------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (58,381)      268,073     6,475,010     360,304    3,176,943    444,289

NET ASSETS
  Beginning of period...................   268,073             0       360,304           0      444,289          0
                                          --------      --------    ----------    --------   ----------   --------
  End of period.........................  $209,692      $268,073    $6,835,314    $360,304   $3,621,232   $444,289
                                          ========      ========    ==========    ========   ==========   ========

  Beginning units.......................    25,046             0        35,775           0       44,118          0
                                          --------      --------    ----------    --------   ----------   --------
  Units issued..........................        60        26,209       937,632      37,586      388,938     46,069
  Units redeemed........................    (7,898)       (1,163)     (330,257)     (1,811)     (84,543)    (1,951)
                                          --------      --------    ----------    --------   ----------   --------
  Ending units..........................    17,208        25,046       643,150      35,775      348,513     44,118
                                          ========      ========    ==========    ========   ==========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
               AST FRANKLIN TEMPLETON AST NEW DISCOVERY AST WESTERN ASSET     AST MFS
   AST BOND        FOUNDING FUNDS     ASSET ALLOCATION  EMERGING MARKETS     LARGE-CAP
PORTFOLIO 2023  ALLOCATION PORTFOLIO      PORTFOLIO      DEBT PORTFOLIO   VALUE PORTFOLIO
-------------- ---------------------- ----------------- ----------------- ---------------
  1/3/2012*          4/30/2012*          4/30/2012*        8/20/2012*       8/20/2012*
      TO                 TO                  TO                TO               TO
  12/31/2012         12/31/2012          12/31/2012        12/31/2012       12/31/2012
-------------- ---------------------- ----------------- ----------------- ---------------
  $  (24,877)       $   (981,950)        $   (29,115)        $   (80)         $   (98)
           0                   0                   0               0                0
       7,752            (464,899)           (116,623)            (14)             (57)
      34,932           3,799,884             835,954             575              232
  ----------        ------------         -----------         -------          -------

      17,807           2,353,035             690,216             481               77
  ----------        ------------         -----------         -------          -------

           0          26,496,096           7,175,938          67,352              185
           0                   0                   0               0                0
     (73,375)           (678,968)           (167,655)              0                0
   3,964,015         182,098,416          16,016,273            (137)          39,974
           0            (540,950)           (114,215)              0              (39)
  ----------        ------------         -----------         -------          -------

   3,890,640         207,374,594          22,910,341          67,215           40,120
  ----------        ------------         -----------         -------          -------

   3,908,447         209,727,629          23,600,557          67,696           40,197

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
  $3,908,447        $209,727,629         $23,600,557         $67,696          $40,197
  ==========        ============         ===========         =======          =======

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
     414,532          22,006,729           2,936,117           8,144            4,154
     (38,366)         (2,495,985)           (650,876)         (1,634)            (211)
  ----------        ------------         -----------         -------          -------
     376,166          19,510,744           2,285,241           6,510            3,943
  ==========        ============         ===========         =======          =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Select and Discovery Choice Variable Annuity Contracts, and Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement, X, B, L, C Series, Prudential Premier Advisor Series and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and fifteen subaccounts within the Account, of which one hundred and thirteen had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

Invesco V.I. Core Equity Fund
AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Goldman Sachs Large-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth Portfolio**
AST Schroders Multi-Asset World Strategies Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST BlackRock Value Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio

                                      A51

AST Schroders Global Tactical Portfolio (Formerly AST CLS Growth Asset
 Allocation Portfolio)
AST CLS Moderate Asset Allocation Portfolio
AST J.P. Morgan Global Thematic Portfolio (Formerly AST Horizon Growth Asset
 Portfolio)
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Bond Portfolio 2016*
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
Davis Value Portfolio
Prudential SP International Value Portfolio
Prudential Diversified Bond Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential Value Portfolio
Prudential Equity Portfolio
Prudential Jennison 20/20 Focus Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund**
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Janus Aspen Janus Portfolio - Service Shares
Prudential SP International Growth Portfolio
Prudential Jennison Portfolio
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Overseas Portfolio - Institutional Shares
NVIT Developing Markets Fund
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
Prudential Money Market Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund-Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1*
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 2012

        ** Subaccount no longer available for investment as of December 31, 2012

        The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

                                      A52

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    MAY 04, 2012               ---------------------- ----------------------
                                AST AMERICAN CENTURY    AST NEW DISCOVERY
                                  INCOME & GROWTH        ASSET ALLOCATION
                                     PORTFOLIO              PORTFOLIO
                               ---------------------- ----------------------
    Shares....................         1,223,842              1,754,480
    Net asset value per share.      $      14.25           $       9.99
    Net assets before merger..      $ 17,439,741           $     87,518
    Net assets after merger...      $          0           $ 17,527,259

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    SEPTEMBER 21, 2012         ---------------------- ----------------------
                               FRANKLIN TEMPLETON VIP AST FRANKLIN TEMPLETON
                                   FOUNDING FUNDS         FOUNDING FUNDS
                                  ALLOCATION FUND      ALLOCATION PORTFOLIO
                               ---------------------- ----------------------
    Shares....................        22,385,254             19,150,160
    Net asset value per share.      $       8.36           $      10.74
    Net assets before merger..      $187,120,575           $ 18,552,141
    Net assets after merger...      $          0           $205,672,716

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

                                      A53

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)...................................... $5,933,652,466
AllianceBernstein VPS Large Cap Growth Portfolio Class B.............. $      457,152
Davis Value Portfolio................................................. $    2,130,939
Janus Aspen Janus Portfolio - Service Shares.......................... $      389,239
Janus Aspen Janus Portfolio - Institutional Shares.................... $    5,085,360
Janus Aspen Overseas Portfolio - Institutional Shares................. $    8,556,231
NVIT Developing Markets Fund.......................................... $      665,169
ProFund VP Consumer Services.......................................... $      329,782
ProFund VP Consumer Goods Portfolio................................... $      309,540
ProFund VP Financials................................................. $      469,299
ProFund VP Health Care................................................ $      374,852
ProFund VP Industrials................................................ $      315,112
ProFund VP Mid-Cap Growth............................................. $      119,203
ProFund VP Mid-Cap Value.............................................. $       69,651
ProFund VP Real Estate................................................ $      144,105
ProFund VP Small-Cap Growth........................................... $       31,817
ProFund VP Small-Cap Value............................................ $       20,483
ProFund VP Telecommunications......................................... $      246,598
ProFund VP Utilities.................................................. $      211,621
ProFund VP Large-Cap Growth........................................... $       49,185
ProFund VP Large-Cap Value............................................ $       75,397
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $      219,724

                                      A54

   Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1.... $365,261
   Wells Fargo Advantage VT Opportunity Fund-Class 1................ $209,692
   Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1. $ 62,762

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ ------------
Invesco V.I. Core Equity Fund............................ $     71,449 $ (1,277,570)
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $     21,865 $   (107,755)
American Century VP Value Fund........................... $     42,420 $   (456,170)
AST Goldman Sachs Large-Cap Value Portfolio.............. $  8,725,710 $ (4,433,279)
AST T. Rowe Price Large-Cap Growth Portfolio............. $ 23,762,298 $ (8,629,713)
AST American Century Income & Growth Portfolio........... $  5,680,369 $(17,971,313)
AST Schroders Multi-Asset World Strategies Portfolio..... $ 89,939,851 $(44,846,041)
AST Money Market Portfolio............................... $ 26,425,402 $(28,392,768)
AST Cohen & Steers Realty Portfolio...................... $ 11,808,430 $ (4,318,515)
AST J.P. Morgan Strategic Opportunities Portfolio........ $ 67,107,923 $(18,917,412)
AST BlackRock Value Portfolio............................ $ 10,761,326 $ (4,225,851)
AST High Yield Portfolio................................. $ 13,787,466 $ (5,808,873)
AST Federated Aggressive Growth Portfolio................ $ 11,125,237 $ (7,033,472)
AST Mid-Cap Value Portfolio.............................. $  6,258,251 $ (3,618,022)
AST Small-Cap Value Portfolio............................ $  5,588,603 $ (3,300,888)
AST Goldman Sachs Concentrated Growth Portfolio.......... $  9,799,562 $ (4,901,500)
AST Goldman Sachs Mid-Cap Growth Portfolio............... $ 14,369,805 $ (6,580,513)
AST Goldman Sachs Small-Cap Value Portfolio.............. $ 13,292,139 $ (6,442,850)
AST Large-Cap Value Portfolio............................ $  8,249,364 $ (2,470,621)
AST Lord Abbett Core Fixed Income Portfolio.............. $ 27,580,755 $ (7,121,502)
AST Marsico Capital Growth Portfolio..................... $ 20,213,896 $(10,836,464)
AST MFS Growth Portfolio................................. $  7,702,637 $ (2,808,399)
AST Neuberger Berman Mid-Cap Growth Portfolio............ $ 14,486,391 $ (6,592,186)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio....... $ 10,373,511 $ (5,019,573)
AST Small-Cap Growth Portfolio........................... $  9,221,964 $ (4,178,605)
AST PIMCO Limited Maturity Bond Portfolio................ $ 14,645,917 $ (9,383,297)
AST PIMCO Total Return Bond Portfolio.................... $118,470,059 $(43,344,911)
AST T. Rowe Price Equity Income Portfolio................ $ 16,383,336 $ (4,696,607)
AST QMA US Equity Alpha Portfolio........................ $  6,781,988 $ (3,474,052)
AST T. Rowe Price Natural Resources Portfolio............ $ 20,411,517 $(11,293,669)
AST T. Rowe Price Asset Allocation Portfolio............. $316,720,327 $(76,571,698)
AST International Value Portfolio........................ $  4,627,129 $ (2,598,234)
AST MFS Global Equity Portfolio.......................... $  8,908,651 $ (4,196,392)
AST JPMorgan International Equity Portfolio.............. $ 11,754,146 $ (7,127,204)

                                      A55

                                                                PURCHASES        SALES
                                                               ------------ ---------------
AST T. Rowe Price Global Bond Portfolio....................... $  9,635,799 $    (4,143,565)
AST International Growth Portfolio............................ $  8,798,644 $    (4,922,623)
AST Wellington Management Hedged Equity Portfolio............. $ 26,770,358 $    (5,792,605)
AST Capital Growth Asset Allocation Portfolio................. $190,563,235 $  (102,293,562)
AST Academic Strategies Asset Allocation Portfolio............ $145,152,253 $   (79,786,279)
AST Balanced Asset Allocation Portfolio....................... $234,714,613 $  (104,342,495)
AST Preservation Asset Allocation Portfolio................... $162,339,286 $   (34,266,824)
AST First Trust Balanced Target Portfolio..................... $141,115,036 $   (49,268,223)
AST First Trust Capital Appreciation Target Portfolio......... $155,858,950 $   (63,987,449)
AST Advanced Strategies Portfolio............................. $228,645,784 $   (64,282,716)
AST Schroders Global Tactical Portfolio....................... $125,307,798 $   (43,843,613)
AST CLS Moderate Asset Allocation Portfolio................... $144,968,657 $   (38,426,116)
AST J.P. Morgan Global Thematic Portfolio..................... $ 77,036,464 $   (27,281,983)
AST Horizon Moderate Asset Allocation Portfolio............... $ 69,955,075 $   (26,475,860)
AST FI Pyramis(R) Asset Allocation Portfolio.................. $ 84,056,580 $   (26,722,575)
AST Investment Grade Bond Portfolio........................... $932,831,372 $(1,385,602,531)
AST Western Asset Core Plus Bond Portfolio.................... $ 28,748,378 $   (15,008,594)
AST Bond Portfolio 2018....................................... $  7,331,308 $    (7,664,054)
AST Bond Portfolio 2019....................................... $  2,528,043 $      (271,583)
AST Global Real Estate Portfolio.............................. $  4,566,667 $    (2,077,237)
AST Parametric Emerging Markets Equity Portfolio.............. $ 20,731,809 $   (12,330,400)
AST Bond Portfolio 2020....................................... $    124,049 $      (748,375)
AST Jennison Large-Cap Value Portfolio........................ $  4,554,470 $    (2,311,787)
AST Jennison Large-Cap Growth Portfolio....................... $  7,823,626 $    (2,682,144)
AST Bond Portfolio 2017....................................... $  9,869,836 $   (10,199,839)
AST Bond Portfolio 2021....................................... $ 11,105,051 $   (18,634,927)
AST Bond Portfolio 2022....................................... $ 14,850,364 $   (10,074,030)
AST Quantitative Modeling Portfolio........................... $     76,307 $        (7,024)
AST BlackRock Global Strategies Portfolio..................... $ 43,427,082 $    (8,012,071)
AST Prudential Core Bond Portfolio............................ $  8,963,340 $    (2,720,558)
AST Neuberger Berman Core Bond Portfolio...................... $  3,444,864 $     (357,511)
AST Bond Portfolio 2023....................................... $  4,225,471 $      (359,708)
AST Franklin Templeton Founding Funds Allocation Portfolio.... $227,085,047 $   (20,692,403)
AST New Discovery Asset Allocation Portfolio.................. $ 27,498,355 $    (4,797,438)
AST Western Asset Emerging Markets Debt Portfolio............. $     83,933 $       (16,798)
AST MFS Large-Cap Value Portfolio............................. $     42,200 $        (2,179)
Davis Value Portfolio......................................... $     33,723 $      (350,398)
Prudential SP International Value Portfolio................... $    149,286 $      (806,935)
Prudential Diversified Bond Portfolio......................... $    198,542 $    (3,786,185)
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    129,335 $    (2,275,093)
Prudential Value Portfolio.................................... $    293,081 $    (4,654,650)
Prudential Equity Portfolio................................... $    315,505 $    (2,992,968)
Prudential Jennison 20/20 Focus Portfolio..................... $    124,855 $      (565,140)
Franklin Templeton VIP Founding Funds Allocation Fund......... $ 94,960,979 $  (232,585,350)
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $    101,081 $      (336,909)
Prudential Global Portfolio................................... $     44,166 $      (731,672)
Prudential High Yield Bond Portfolio.......................... $    654,597 $    (3,923,801)
Janus Aspen Janus Portfolio - Service Shares.................. $     17,644 $      (124,235)
Prudential SP International Growth Portfolio.................. $     63,173 $      (611,357)
Prudential Jennison Portfolio................................. $    117,403 $    (3,738,579)
Janus Aspen Janus Portfolio - Institutional Shares............ $     22,333 $      (805,837)
Janus Aspen Overseas Portfolio - Institutional Shares......... $    154,473 $    (1,437,826)
NVIT Developing Markets Fund.................................. $     45,901 $      (154,752)
MFS(R) Growth Series - Initial Class.......................... $     31,348 $      (887,755)
MFS(R) Research Series - Initial Class........................ $      3,876 $      (275,902)
Prudential Money Market Portfolio............................. $  4,226,615 $    (7,710,705)
ProFund VP Consumer Services.................................. $     49,172 $      (109,701)
ProFund VP Consumer Goods Portfolio........................... $     58,144 $       (93,890)
ProFund VP Financials......................................... $    103,357 $      (203,182)
ProFund VP Health Care........................................ $     84,235 $      (142,026)
ProFund VP Industrials........................................ $    106,404 $      (127,367)
ProFund VP Mid-Cap Growth..................................... $     47,191 $       (28,854)

                                      A56

                                                                       PURCHASES     SALES
                                                                       ---------- -----------
ProFund VP Mid-Cap Value.............................................. $   16,365 $   (41,255)
ProFund VP Real Estate................................................ $   60,955 $   (45,482)
ProFund VP Small-Cap Growth........................................... $   14,320 $   (12,056)
ProFund VP Small-Cap Value............................................ $    3,018 $    (4,909)
ProFund VP Telecommunications......................................... $   54,031 $  (107,062)
ProFund VP Utilities.................................................. $   78,652 $  (127,291)
ProFund VP Large-Cap Growth........................................... $   38,005 $   (30,640)
ProFund VP Large-Cap Value............................................ $   16,488 $   (98,683)
Prudential Small Capitalization Stock Portfolio....................... $   42,407 $  (753,400)
Prudential SP Small Cap Value Portfolio............................... $  392,146 $(2,328,600)
Prudential Stock Index Portfolio...................................... $1,664,422 $(5,845,635)
T. Rowe Price Equity Income Portfolio................................. $   83,572 $(1,063,971)
T. Rowe Price International Stock Portfolio........................... $   57,454 $  (171,767)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $   10,802 $   (25,030)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    4,186 $   (31,057)
Wells Fargo Advantage VT Opportunity Fund-Class 1..................... $      682 $   (97,338)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $      247 $    (6,670)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

                                      A57

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%    1.00%  to   1.80%   -1.80% to   -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%   -1.77% to   -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%   -1.73% to   -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%   -1.40% to   -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%    1.35%  to   1.65%    8.88% to    9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%    1.35%  to   1.80%   11.67% to   12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%   -5.17% to   -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%    9.93% to   10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%    1.35%  to   1.80%   12.59% to   13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%   -7.24% to   -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%   11.85% to   12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%

                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%

                                      A58

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                             PRUDENTIAL GLOBAL PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   3,127 $0.93051 to  $2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%

                                            PRUDENTIAL JENNISON PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012  11,491 $0.83026 to  $2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%

                                   PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,448 $2.40521 to  $3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%

                                     T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,240 $1.08327 to  $1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%

                                        T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   2,698 $1.55020 to  $2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%

                                            INVESCO V.I. CORE EQUITY FUND
                   -----------------------------------------------------------------------------------
December 31, 2012   4,531 $1.05048 to  $2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327 $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%

                                 JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,873 $0.85244 to  $1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794 $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,538 $1.88205 to  $3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   2,904 $1.68615 to  $3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%

                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2012     852 $1.87950 to  $1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011     990 $1.62522 to  $1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010   1,149 $1.65543 to  $1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%
December 31, 2009   1,248 $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%

                                      A59

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  4,435  $0.79756 to  $ 1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  4,986  $0.58889 to  $ 1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  1,481  $1.47454 to  $ 1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  1,667  $1.25041 to  $ 1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  1,702  $0.87224 to  $ 1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  1,856  $0.61753 to  $ 1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  2,995  $1.56131 to  $ 1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  3,327  $1.00550 to  $ 1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  2,563  $0.96368 to  $ 0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  3,060  $0.74684 to  $ 0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    852  $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008    980  $0.41663 to  $ 0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%
December 31, 2009  8,611  $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008  9,556  $0.90185 to  $ 1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2012    354  $0.71657 to  $ 1.58757 $   389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011    428  $0.61555 to  $ 1.36100 $   423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010    679  $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%   12.30% to   12.68%
December 31, 2009    566  $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008    662  $0.43971 to  $ 0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%

                                PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  3,842  $1.30516 to  $ 2.87251 $ 8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011  4,764  $1.13467 to  $ 2.49218 $ 9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010  5,712  $1.12786 to  $ 2.47225 $10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009  3,805  $0.95142 to  $ 2.08159 $ 6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008  4,497  $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%

                                      A60

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161 $ 0.50582 to  $ 1.22951 $  2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008   2,902 $ 0.76784 to  $ 1.29318 $  3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $    477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%

                          AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (EXPIRED MAY 04, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   0.00%    0.55%  to   2.85%    8.20% to    9.07%
December 31, 2011   1,061 $ 9.12113 to  $14.15216 $ 11,176   1.04%    1.15%  to   2.85%    0.62% to    2.40%
December 31, 2010     767 $ 8.96487 to  $13.93020 $  7,763   1.09%    1.15%  to   2.70%    7.22% to   12.55%
December 31, 2009     301 $ 8.01628 to  $12.47459 $  2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $    605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008     262 $ 7.35331 to  $ 8.26716 $  2,074   2.23%    1.15%  to   2.40%  -31.83% to  -27.07%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008      70 $ 6.07516 to  $ 8.21151 $    495   4.81%    1.15%  to   1.80%  -36.20% to  -35.79%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009   2,802 $ 9.68501 to  $11.67943 $ 29,570   0.83%    1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008   1,404 $ 8.04051 to  $ 9.52935 $ 12,483   0.29%    1.15%  to   2.40%  -20.61% to  -18.55%

                                              AST BLACKROCK VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009     113 $ 7.82812 to  $12.77034 $    939   0.79%    1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008      86 $ 6.73868 to  $ 7.95205 $    608   2.50%    1.15%  to   1.80%  -38.41% to  -38.01%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,737 $11.01858 to  $15.76773 $ 21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011   1,020 $10.70991 to  $14.11698 $ 11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010     812 $10.68442 to  $13.94919 $  9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009     295 $ 9.93381 to  $12.52966 $  3,095   4.14%    1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008     158 $ 7.42367 to  $ 7.97763 $  1,243   9.02%    1.15%  to   1.80%  -26.86% to  -25.76%

                                      A61

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164   0.15%    1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465   0.00%    1.15%  to   1.90%  -45.14% to  -44.73%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225   1.57%    1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423   1.11%    1.15%  to   2.15%  -39.43% to  -38.83%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610   1.65%    1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977   1.14%    1.15%  to   1.90%  -31.03% to  -30.52%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008    116  $ 6.73082 to  $ 7.74360 $   833   0.15%    1.15%  to   1.90%  -41.38% to  -40.95%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008     91  $ 6.72291 to  $ 7.63476 $   638   0.00%    1.15%  to   1.90%  -41.90% to  -41.47%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008    594  $ 6.02732 to  $ 6.82177 $ 3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008    187  $ 7.75694 to  $ 8.54833 $ 1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008    338  $ 6.26305 to  $ 7.27809 $ 2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    894  $10.71705 to  $15.06982 $10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%

                                      A62

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009     181 $ 8.24353 to  $12.37664 $  1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008     109 $ 6.83068 to  $ 8.62745 $    836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009     252 $ 8.06289 to  $13.73161 $  2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008     143 $ 5.83598 to  $ 6.90162 $    900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009     419 $10.49444 to  $11.78015 $  4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008     270 $ 9.71676 to  $10.83660 $  2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008      78 $ 5.98171 to  $ 6.73924 $    501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008     100 $ 6.29304 to  $ 7.04101 $    652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%

                                       AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to   21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to    4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to    2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to    4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%

                                    AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to   10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to   -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to   13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%

                                      AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to   13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to   -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to   12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to   11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to   -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to   10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%

                                         AST BALANCED ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to   11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to   -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to   11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%

                                       AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to    9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to    0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to    9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%

                                        AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to    9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to   -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to   13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%

                                  AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to   12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to   -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to   17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%

                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008      76 $ 5.56317 to  $ 6.16356 $    463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008     168 $ 9.31057 to  $ 9.43370 $  1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008   4,157 $10.72041 to  $10.78453 $ 44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   3,920 $11.03135 to  $12.52719 $ 45,582   3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008      43 $ 9.12808 to  $ 9.32157 $    399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%

                                      A65

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,799 $11.95683 to  $13.99125 $ 21,894   0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008       6 $12.00012 to  $12.07153 $     75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                AST BOND PORTFOLIO 2019**** (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     183 $12.22857 to  $13.98700 $  2,283   0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008       3 $12.06868 to  $12.16291 $     41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     547 $10.79040 to  $19.05468 $  7,170   1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008       1 $ 6.10058 to  $ 6.11016 $      5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   2,458 $ 8.90982 to  $16.06935 $ 26,031   1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008       2 $ 5.57715 to  $ 5.57838 $     11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                   FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (EXPIRED SEPTEMBER 21, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   2.95%    0.85%  to   2.85%   11.04% to   12.69%
December 31, 2011  11,946 $ 8.68157 to  $13.39083 $119,693   0.02%    0.85%  to   2.85%  -10.47% to   -2.60%
December 31, 2010  10,403 $ 9.04060 to  $13.88351 $106,344   3.82%    0.95%  to   2.85%    5.95% to    8.99%
December 31, 2009   2,729 $ 8.39751 to  $12.83927 $ 23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008     486 $ 6.61132 to  $ 6.66608 $  3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,525 $10.52515 to  $17.90792 $ 19,892   0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008       4 $ 7.62336 to  $ 7.64561 $     30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                            AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  15,190 $ 9.90321 to  $15.08440 $179,781   0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008     240 $ 6.66587 to  $ 6.72112 $  1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  21,004 $ 9.89825 to  $13.66670 $235,725   0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008     135 $ 7.31182 to  $ 7.37228 $    991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                           AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   9,458 $10.49066 to  $14.87346 $111,417   0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008      61 $ 7.11750 to  $ 7.16470 $    435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008     238 $ 7.57974 to  $ 7.64237 $  1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                          AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008      44 $ 7.47127 to  $ 7.53310 $    330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008       1 $ 6.10367 to  $ 6.10367 $      6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      14 $10.00220 to  $10.18798 $    144   2.57%    1.50%  to   1.90%   14.98% to   15.44%
December 31, 2011      12 $ 8.69881 to  $ 8.82559 $    110   0.00%    1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010      16 $ 8.46186 to  $11.54906 $    133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009      18 $ 6.91515 to  $ 6.96107 $    122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A67

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                 PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      3  $11.60725 to  $11.60725 $    32    0.00%   1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011      2  $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010      3  $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to  23.87%
December 31, 2009      4  $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to  24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      2  $11.08892 to  $11.08892 $    20    0.00%   1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011      2  $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010      2  $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to  20.30%
December 31, 2009      2  $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to  18.62%

                                PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     24  $10.10290 to  $10.10290 $   247    4.12%   1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011     29  $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010     28  $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to  21.09%
December 31, 2009     29  $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to   5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     23  $ 9.22480 to  $ 9.39609 $   212    2.71%   1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011     27  $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010     30  $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to   7.40%
December 31, 2009     23  $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to   9.10%

                                 PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      5  $10.52001 to  $10.81361 $    49    0.07%   1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011      4  $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010      5  $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to  11.51%
December 31, 2009      8  $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to  27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      8  $ 9.09087 to  $ 9.09087 $    75    0.76%   1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011     18  $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010     17  $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to  11.23%
December 31, 2009     15  $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to  17.70%

                              AST BOND PORTFOLIO 2020**** (AVAILABLE ON JANUARY 02, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     11  $11.60016 to  $12.95314 $   135    0.58%   1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011     66  $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010    331  $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to  10.41%
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to  -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    557  $ 9.54913 to  $12.07266 $ 6,101    0.42%   0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011    339  $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010    251  $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to  12.43%
December 31, 2009     11  $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to   1.59%

                       AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    876  $10.54999 to  $12.84306 $10,610    0.00%   0.55%  to   2.70%   12.07% to  14.55%
December 31, 2011    435  $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to   0.11%
December 31, 2010    193  $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to  10.05%
December 31, 2009      4  $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to   2.11%

                                AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  1,847  $11.61498 to  $11.93630 $21,847    0.52%   1.90%  to   2.85%    2.12% to   3.12%
December 31, 2011  1,836  $11.37404 to  $11.57526 $21,132    0.04%   1.90%  to   2.85%    8.24% to   9.30%
December 31, 2010     19  $10.52124 to  $10.59081 $   205    0.00%   1.90%  to   2.70%    5.24% to   5.92%

                                AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  2,129  $12.95637 to  $13.85470 $28,167    0.78%   1.30%  to   2.85%    3.75% to   5.42%
December 31, 2011  2,642  $12.48861 to  $13.14210 $33,532    0.06%   1.30%  to   2.85%   16.88% to  18.76%
December 31, 2010    396  $10.93130 to  $11.06626 $ 4,359    0.00%   1.30%  to   2.55%    9.31% to  10.66%

                                      A68

                               AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------  ---------------------------------------------------
                                                        NET     INVESTMENT
                   UNITS         UNIT VALUE            ASSETS     INCOME    EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST         (000S)     RATIO*    LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------  -------------------------  --------  ----------  -----------------  ---------------------
                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      16  $13.75687  to   $14.06753  $    220    1.65%     1.50%  to   1.75%   11.72%  to    12.00%
December 31, 2011      17  $12.31349  to   $12.56056  $    206    0.63%     1.50%  to   1.75%  -14.29%  to   -14.08%
December 31, 2010      17  $14.36608  to   $14.61842  $    242    0.00%     1.50%  to   1.75%   20.88%  to    21.01%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     169  $ 2.16078  to   $ 2.21481  $    365    0.00%     1.50%  to   1.75%   18.68%  to    18.97%
December 31, 2011     179  $ 1.82068  to   $ 1.86164  $    326    0.00%     1.50%  to   1.75%   -6.99%  to    -6.75%
December 31, 2010     188  $ 1.95742  to   $ 1.99650  $    368    0.00%     1.50%  to   1.75%   26.08%  to    26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       5  $12.11133  to   $12.18494  $     63    1.15%     1.50%  to   1.75%   12.36%  to    12.64%
December 31, 2011       6  $10.77879  to   $10.81752  $     61    0.89%     1.50%  to   1.75%   -8.65%  to    -8.43%
December 31, 2010       6  $11.79975  to   $11.81311  $     71    0.00%     1.50%  to   1.75%   21.84%  to    21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   1,737  $12.22859  to   $12.62575  $ 21,559    0.03%     1.30%  to   2.85%    2.83%  to     4.49%
December 31, 2011   1,302  $11.89255  to   $12.08351  $ 15,604    0.00%     1.30%  to   2.85%   18.93%  to    20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $ 9.88459  to   $ 9.96370  $     74    0.04%     1.30%  to   1.80%   11.15%  to    11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   8,594  $ 9.95090  to   $10.27765  $ 86,714    0.46%     0.55%  to   2.45%    9.15%  to    11.28%
December 31, 2011   4,835  $ 9.12583  to   $ 9.21697  $ 44,314    0.00%     0.85%  to   2.35%   -8.74%  to    -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      17  $12.18018  to   $12.22072  $    210    0.54%     1.50%  to   1.75%   13.81%  to    14.09%
December 31, 2011      25  $10.70255  to   $10.71170  $    268    0.00%     1.50%  to   1.75%    4.69%  to     4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     643  $10.50845  to   $10.70984  $  6,835    0.17%     0.85%  to   2.50%    4.49%  to     6.20%
December 31, 2011      36  $10.06003  to   $10.07683  $    360    0.00%     1.30%  to   2.25%    0.42%  to     0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     349  $10.31269  to   $10.48627  $  3,621    0.23%     0.85%  to   2.25%    2.51%  to     3.98%
December 31, 2011      44  $10.06278  to   $10.07694  $    444    0.00%     1.30%  to   2.10%    0.35%  to     0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     376  $10.28760  to   $10.45376  $  3,908    0.00%     1.30%  to   2.85%    2.88%  to     4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012  19,511  $10.65915  to   $10.80738  $209,728    0.00%     0.85%  to   2.85%    6.62%  to     8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   2,285  $10.23818  to   $10.40185  $ 23,601    0.95%     0.55%  to   2.85%    2.41%  to     4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $10.38171  to   $10.39933  $     68    0.00%     1.30%  to   1.75%    3.83%  to     4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       4  $10.18909  to   $10.21028  $     40    0.00%     1.30%  to   1.85%    1.91%  to     2.11%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A69

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

       ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV

                                      A70

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.45%     Premier Bb with GMIB
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV
               Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II

                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income
        2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

                                      A73

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A74

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

                                      A75

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2012 and 2011

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page#
                                                                          -----
 Financial Statements
 Management's Annual Report on Internal Control Over Financial Reporting   B-2

 Financial Statements:

 Statements of Financial Position - December 31, 2012 and 2011             B-3

 Statements of Operations and Comprehensive Income (Loss)
 Years ended December 31, 2012, 2011 and 2010                              B-4

 Statements of Equity
 Years ended December 31, 2012, 2011 and 2010                              B-5

 Statements of Cash Flows
 Years ended December 31, 2012, 2011 and 2010                              B-6

 Notes to Financial Statements                                             B-8

 Report of Independent Registered Public Accounting Firm                  B-56

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                      December 31,   December 31,
                                                                         2012           2011
                                                                     -------------- -------------
ASSETS
Fixed maturities, available for sale, at fair value (amortized
 cost: 2012-$976,665 ; 2011-$1,132,908)                              $    1,066,071 $   1,219,904
Equity securities, available for sale, at fair value (cost:
 2012-$1,303; 2011-$1,521)                                                    1,381         1,420
Trading account assets, at fair value                                         1,390         1,569
Policy loans                                                                173,622       177,162
Short-term investments                                                        2,226         1,069
Commercial mortgage and other loans                                         221,728       230,201
Other long-term investments                                                  41,312        29,075
                                                                     -------------- -------------
   Total investments                                                      1,507,730     1,660,400
Cash and cash equivalents                                                    50,596        26,723
Deferred policy acquisition costs                                           327,832       262,895
Accrued investment income                                                    15,782        17,275
Reinsurance recoverables                                                    870,122       522,762
Receivables from parents and affiliates                                      29,221        23,148
Deferred sales inducements                                                   70,728        48,101
Income taxes                                                                 33,557             -
Other assets                                                                  9,131         8,830
Separate account assets                                                   8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL ASSETS                                                      $   11,288,479 $   8,828,142
                                                                     ============== =============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                      $    1,221,932 $   1,133,080
Future policy benefits and other policyholder liabilities                   825,869       691,967
Cash collateral for loaned securities                                         2,134        17,012
Securities sold under agreements to repurchase                                    -         3,216
Income taxes                                                                      -        23,178
Short-term debt to affiliates                                                24,000        26,000
Long-term debt to affiliates                                                 85,000        44,000
Payables to parent and affiliates                                             2,383         2,267
Other liabilities                                                            83,541        67,081
Separate account liabilities                                              8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL LIABILITIES                                                     10,618,639     8,265,809
                                                                     -------------- -------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and
 outstanding)                                                                 2,000         2,000
Additional paid-in capital                                                  211,049       207,928
Retained earnings                                                           409,342       305,281
Accumulated other comprehensive income                                       47,449        47,124
                                                                     -------------- -------------
   TOTAL EQUITY                                                             669,840       562,333
                                                                     -------------- -------------
   TOTAL LIABILITIES AND EQUITY                                      $   11,288,479 $   8,828,142
                                                                     ============== =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                      2012           2011            2010
                                                                                 -------------- --------------- --------------
REVENUES
Premiums                                                                         $       14,133 $        15,305 $       14,733
Policy charges and fee income                                                           146,460         113,472         53,611
Net investment income                                                                    79,655          77,556         77,044
Asset administration fees                                                                29,462          21,630         11,084
Other income                                                                              4,418           3,253          4,915
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                         (3,852)         (7,483)       (21,164)
  Other-than-temporary impairments on fixed maturity securities transferred to
   Other comprehensive income                                                             2,382           7,215         18,612
  Other realized investment gains (losses), net                                          11,947       (109,788)         59,567
                                                                                 -------------- --------------- --------------
        Total realized investment gains (losses), net                                    10,477       (110,056)         57,015
                                                                                 -------------- --------------- --------------
  TOTAL REVENUES                                                                        284,605         121,160        218,402
                                                                                 -------------- --------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                  35,689          27,226          (198)
Interest credited to policyholders' account balances                                     31,952          62,222         37,125
Amortization of deferred policy acquisition costs                                         7,145          90,046          8,662
General, administrative and other expenses                                               66,552          50,061         41,997
                                                                                 -------------- --------------- --------------
  TOTAL BENEFITS AND EXPENSES                                                           141,338         229,555         87,586
                                                                                 -------------- --------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                       143,267       (108,395)        130,816
                                                                                 -------------- --------------- --------------

  Income taxes:
    Current                                                                              64,255           (715)         23,841
    Deferred                                                                           (25,049)        (47,893)         15,967
                                                                                 -------------- --------------- --------------
Total income tax expense (benefit)                                                       39,206        (48,608)         39,808
                                                                                 -------------- --------------- --------------
NET INCOME (LOSS)                                                                $      104,061 $      (59,787) $       91,008
                                                                                 -------------- --------------- --------------

Other comprehensive income (loss), before tax:
    Foreign currency translation adjustments                                                 33            (32)           (34)
     Unrealized investment gains (losses) for the period                                 12,645          21,317         19,876
     Reclassification adjustment for (gains) losses included in net income             (12,176)           6,397          6,670
                                                                                 -------------- --------------- --------------
    Net unrealized investment gains (losses)                                                469          27,714         26,546
                                                                                 -------------- --------------- --------------
Other comprehensive income (loss), before tax:                                              502          27,682         26,512
    Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                                                12            (11)           (12)
     Net unrealized investment gains (losses)                                               165           9,700          9,291
                                                                                 -------------- --------------- --------------
       Total                                                                                177           9,689          9,279
Other comprehensive income (loss), net of tax:                                              325          17,993         17,233
                                                                                 -------------- --------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                      $      104,386 $      (41,794) $      108,241
                                                                                 ============== =============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                             Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                               Accumulated
                                                                                                  Other
                                                                   Additional                  Comprehensive
                                                        Common      Paid-in       Retained        Income
                                                        Stock       Capital      Earnings         (Loss)        Total Equity
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2009                             $  2,000   $  168,998    $  332,718       $  9,936       $  513,652
Impact of adoption of accounting changes                      -            -       (58,658)         1,962          (56,696)
Affiliated asset transfers                                    -          744             -              -              744
Comprehensive income (loss):
  Net income (loss)                                           -            -        91,008              -           91,008
  Other comprehensive income (loss), net of tax               -            -             -         17,233           17,233
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  108,241
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2010                             $  2,000   $  169,742    $  365,068       $ 29,131       $  565,941
Contributed Capital                                           -       38,000             -              -           38,000
Affiliated asset transfers                                    -          186             -              -              186
Comprehensive income (loss):
  Net income (loss)                                           -            -       (59,787)             -          (59,787)
  Other comprehensive income (loss), net of tax               -            -             -         17,993           17,993
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  (41,794)
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $  305,281       $ 47,124       $  562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121             -              -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -       104,061              -          104,061
  Other comprehensive income (loss), net of tax               -            -             -            325              325
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  104,386
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $  409,342       $ 47,449       $  669,840
                                                       ========   ===========   ==========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                         2012         2011         2010
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                            $   104,061  $  (59,787)  $    91,008
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Policy charges and fee income                                           (12,488)     (25,622)     (13,636)
 Interest credited to policyholders' account balances                      31,952       62,222       37,125
 Realized investment (gains) losses, net                                 (10,477)      110,056     (57,015)
 Amortization and other non-cash items                                    (9,959)      (2,359)      (3,906)
 Change in:
   Future policy benefits and other insurance liabilities                 132,050       93,600       90,575
   Reinsurance recoverables                                             (101,575)    (127,939)     (97,731)
   Accrued investment income                                                (247)        (910)          468
   Receivables from parent and affiliates                                 (6,045)        2,213      (6,108)
   Payables to parent and affiliates                                          115      (3,569)        1,643
   Deferred policy acquisition costs                                     (83,684)         (25)     (61,853)
   Income taxes payable                                                  (12,047)     (73,506)       10,966
   Deferred sales inducements                                            (19,219)     (22,392)     (21,594)
   Other, net                                                             (2,598)     (13,260)       15,508
                                                                     ------------ ------------ ------------
Cash flows from (used in) operating activities                        $     9,839  $  (61,278)  $  (14,550)
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                 $   156,250  $   171,016  $   211,850
 Short-term investments                                                    13,568       21,230       42,060
 Policy loans                                                              18,879       20,142       17,827
 Ceded policy loans                                                         (337)            -            -
 Commercial mortgage and other loans                                       39,474       27,533       28,189
 Other long-term investments                                                2,115        1,373        1,591
 Equity securities, available for sale                                      2,660          474        2,000
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                   (143,093)    (293,216)    (190,281)
 Short-term investments                                                  (14,725)     (14,899)     (21,491)
 Policy loans                                                            (21,058)     (14,130)     (15,966)
 Ceded policy loans                                                         6,890            -            -
 Commercial mortgage and other loans                                     (66,362)     (75,298)     (41,700)
 Other long-term investments                                             (12,164)      (7,533)      (8,609)
 Equity securities, available for sale                                    (2,508)      (1,347)        (158)
 Notes receivable from parent and affiliates, net                           (248)        1,334       13,926
 Other                                                                      (103)           24          320
                                                                     ------------ ------------ ------------
Cash flows from (used in) investing activities                        $  (20,762)  $ (163,297)  $    39,558
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                      $   215,909  $   159,318      171,435
 Ceded policyholders' account deposits                                   (79,417)            -            -
 Policyholders' account withdrawals                                     (123,185)     (83,438)    (151,600)
 Ceded policyholders' account withdrawals                                   1,436            -            -
 Net change in securities sold under agreement to repurchase and
   cash collateral for loaned securities                                 (18,094)       16,859     (29,304)
 Contributed capital                                                            -       38,000           10
 Affiliated asset transfers                                                     -          186            -
 Net change in financing arrangements (maturities 90 days or less)       (13,000)       26,000            -
 Drafts outstanding                                                         (853)     (37,588)       39,811
 Net change in long-term borrowing                                         52,000       44,000            -
                                                                     ------------ ------------ ------------
Cash flows from (used in) financing activities                        $    34,796  $   163,337  $    30,352
                                                                     ------------ ------------ ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       23,873     (61,238)       55,360
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               26,723       87,961       32,601
                                                                     ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $    50,596  $    26,723  $    87,961
                                                                     ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
 Income taxes paid                                                    $    97,799  $    25,000  $    28,842
 Interest paid                                                        $     1,683  $        98  $         4

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or PAR U, an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company's ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the ("Company"), is a wholly owned subsidiary of the Pruco Life Insurance Company, or ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or ("Prudential Financial"). The Company is licensed to sell life insurance and annuities, primarily through third party distributors, in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC.A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2011. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs", and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column.

Statements of Financial Position:
---------------------------------
                                                      December 31, 2011
                                        ---------------------------------------------

                                        As Previously     Effect of     As Currently
                                        Reported (1)       Change       Reported (1)
                                        ---------------------------------------------
                                                       (in thousands)
Deferred policy acquisition costs       $      354,167 $      (91,272) $      262,895
TOTAL ASSETS                                 8,919,414        (91,272)      8,828,142

Policyholders' account balances              1,132,897             183      1,133,080
Income taxes payable                            55,188        (32,010)         23,178
TOTAL LIABILITIES                            8,297,636        (31,827)      8,265,809

Retained earnings                              370,352        (65,071)        305,281
Accumulated other comprehensive income          41,498           5,626         47,124
TOTAL EQUITY                                   621,778        (59,445)        562,333
TOTAL LIABILITIES AND EQUITY            $    8,919,414 $      (91,272) $    8,828,142

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2011
                                                   ---------------------------------------------

                                                    As Previously    Effect of    As Currently
                                                    Reported (1)      Change      Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       113,444 $          28 $       113,472
  Total revenues                                           121,132            28         121,160
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          105,101      (15,055)          90,046
General, administrative and other expenses                  35,785        14,276          50,061
  Total benefits and expenses                              230,334         (779)         229,555
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES        (109,202)           807       (108,395)
Income tax expense (benefit)                              (48,891)           283        (48,608)
NET INCOME (LOSS)                                  $      (60,311) $         524 $      (59,787)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2010
                                                   ---------------------------------------------

                                                   As Previously     Effect of     As Currently
                                                   Reported (1)       Change       Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       53,446 $          165  $       53,611
  Total revenues                                          218,237            165         218,402
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          12,821         (4,159)          8,662
General, administrative and other expenses                 27,002         14,995          41,997
  Total benefits and expenses                              76,750         10,836          87,586
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES         141,487        (10,671)        130,816
Income tax expense (benefit)                               43,542         (3,734)         39,808
NET INCOME (LOSS)                                  $       97,945 $       (6,937) $       91,008

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                       Year Ended December 31, 2011
-                                                -----------------------------------------

                                                  As Previously  Effect of  As Currently
                                                  Reported (1)    Change    Reported (1)
                                                 -----------------------------------------
                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                       $      (60,311) $    524  $      (59,787)
Policy charges and fee income                           (25,594)     (28)         (25,622)
Change in:
  Deferred policy acquisition costs                          754    (779)             (25)
  Income taxes payable                                  (73,789)      283         (73,506)
Cash flows from (used in) operating activities   $      (61,278) $      -  $      (61,278)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                        Year Ended December 31, 2010
                                                ---------------------------------------------
                                                 As Previously     Effect of    As Currently
                                                 Reported (1)       Change      Reported (1)
                                                ---------------------------------------------
                                                               (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $        97,945 $       (6,937) $      91,008
Policy charges and fee income                          (13,471)           (165)      (13,636)
Change in:
  Deferred policy acquisition costs                    (72,689)          10,836      (61,853)
  Income taxes payable                                   14,700         (3,734)        10,966
Cash flows from (used in) operating activities  $      (14,550) $             - $    (14,550)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's statements of operations and equity and the notes to financial statements.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                   December 31, 2012
                                                         ----------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                         Gross         Gross                       temporary
                                                          Amortized    Unrealized    Unrealized       Fair        impairments
                                                            Cost         Gains         Losses         Value       in AOCI (3)
                                                         ------------ ------------- ------------- -------------- -------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $     25,681 $       5,627 $           - $       31,308 $           -
Obligations of U.S. states and their political
 subdivisions                                                   2,787           162             -          2,949             -
Foreign government bonds                                       11,523         1,627             -         13,150             -
Public utilities                                               96,733         9,761             -        106,494             -
All other corporate securities                                646,447        58,447           362        704,532           (45)
Asset-backed securities (1)                                    61,578         1,944            95         63,427        (2,278)
Commercial mortgage-backed securities                          70,799         7,433             9         78,223             -
Residential mortgage-backed securities (2)                     61,117         4,871             -         65,988          (331)
                                                         ------------ ------------- ------------- -------------- -------------
 Total fixed maturities, available-for-sale              $    976,665 $      89,872 $         466 $    1,066,071 $      (2,654)
                                                         ============ ============= ============= ============== =============

Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $        250 $          69 $           5 $          314
Non-redeemable preferred stocks                                 1,053            14             -          1,067
                                                         ------------ ------------- ------------- --------------
   Total equity securities, available-for-sale           $      1,303 $          83 $           5 $        1,381
                                                         ============ ============= ============= ==============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which were not included in earnings. Amount excludes $3 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                               December 31, 2011 (4)
                                                         -----------------------------------------------------------------
                                                                                                              Other-than-
                                                                          Gross       Gross                    temporary
                                                           Amortized    Unrealized  Unrealized      Fair      impairments
                                                             Cost         Gains       Losses        Value     in AOCI (3)
                                                         ------------- ------------ ----------- ------------- -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $      29,889 $      6,049 $         - $      35,938 $         -
Obligations of U.S. states and their political
 subdivisions                                                    2,793           33           -         2,826
Foreign government bonds                                        20,868        2,163           -        23,031           -
Public utilities                                                97,991        8,842          54       106,779           -
All other corporate securities                                 732,330       57,705         793       789,242         (45)
Asset-backed securities (1)                                     72,050        1,647       2,065        71,632      (3,513)
Commercial mortgage-backed securities                           89,238        6,770           2        96,006           -
Residential mortgage-backed securities (2)                      87,749        6,859         158        94,450        (391)
                                                         ------------- ------------ ----------- ------------- -----------
 Total fixed maturities, available-for-sale              $   1,132,908 $     90,068 $     3,072 $   1,219,904 $    (3,949)
                                                         ============= ============ =========== ============= ===========
Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $         405 $          - $        70 $         335
Non-redeemable preferred stocks                                  1,116            1          32         1,085
                                                         ------------- ------------ ----------- -------------
   Total equity securities available-for-sale            $       1,521 $          1 $       102 $       1,420
                                                         ============= ============ =========== =============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                          Amortized         Fair
                                            Cost            Value
                                        -------------- ----------------
                                                (in thousands)
Due in one year or less                 $       76,587 $         78,473
Due after one year through five years          268,259          290,501
Due after five years through ten years         241,842          270,451
Due after ten years                            196,483          219,008
Asset-backed securities                         61,578           63,427
Commercial mortgage-backed securities           70,799           78,223
Residential mortgage-backed securities          61,117           65,988
                                        -------------- ----------------
  Total                                 $      976,665 $      1,066,071
                                        ============== ================

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                        2012        2011        2010
                                                                     ----------- ----------- -----------
                                                                               (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                 $    11,599 $    36,118 $    35,017
 Proceeds from maturities/repayments                                     144,385     135,127     157,785
 Gross investment gains from sales, prepayments, and maturities           13,712       2,614       4,160
 Gross investment losses from sales and maturities                           (1)        (88)        (83)
Equity securities, available-for-sale
 Proceeds from sales                                                 $     2,660 $         2 $         -
 Proceeds from maturities/repayments                                           -         472       2,000
 Gross investment gains from sales                                           146         368         139
 Gross investment losses from sales                                            -           -           -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed
   maturities recognized in earnings (1)                             $   (1,469) $     (268) $   (2,554)
 Writedowns for other-than-temporary impairment losses on equity
   securities                                                              (211)       (326)           -

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                      Year Ended   Year Ended
                                                                     December 31, December 31,
                                                                         2012         2011
                                                                     ------------ ------------
                                                                          (in thousands)
Balance, beginning of period                                          $    3,438   $    6,763
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period              (1,039)      (3,643)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period (1)                                  -            -
Credit loss impairment recognized in the current period on
 securities not previously impaired                                            -            -
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                            70          268
Increases due to the passage of time on previously recorded credit
 losses                                                                      165          323
Accretion of credit loss impairments previously recognized due to
 an increase in cash flows expected to be collected                        (223)        (273)
                                                                      ----------   ----------
Balance, end of period                                                $    2,411   $    3,438
                                                                      ==========   ==========

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

                             December 31, 2012           December 31, 2011
                        --------------------------- ---------------------------
                          Amortized       Fair        Amortized       Fair
                            Cost          Value         Cost          Value
                        ------------- ------------- ------------- -------------
Trading account assets                      (in thousands)
Equity securities (1)   $       1,695 $       1,390 $       1,695 $       1,569
                        ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.2) million of losses, ($0.1) million of losses and $0.0 million during the years ended December 31, 2012, 2011 and 2010, respectively.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                            December 31, 2012            December 31, 2011
                                                                       --------------------------  ----------------------------
                                                                           Amount                      Amount
                                                                       (in thousands)  % of Total  (in thousands)   % of Total
                                                                       -------------- -----------  -------------- -------------
Commercial mortgage and other loans by property type:
Industrial                                                             $      36,691         16.5% $      42,883           18.5%
Retail                                                                        64,591         29.0         55,215           23.8
Apartments/Multi-Family                                                       60,663         27.2         37,689           16.3
Office                                                                        18,534          8.3         26,100           11.3
Hospitality                                                                    9,742          4.4         14,475            6.2
Other                                                                         12,211          5.5         37,150           16.1
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage loans                                              202,432         90.9        213,512           92.2
Agricultural property loans                                                   20,458          9.1         18,098            7.8
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage and agricultural loans by property type            222,890        100.0%       231,610          100.0%
                                                                                      ===========                 =============
  Valuation allowance                                                         (1,162)                     (1,410)
                                                                       -------------               -------------
Total net commercial and agricultural mortgage loans by property type  $     221,728               $     230,200
                                                                       =============               =============

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in New York (14%), Florida (13%), and Texas (13%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans for the years ended December 31, is as follows:

                                                December 31, 2012 December 31, 2011 December 31, 2010
                                                ----------------- ----------------- -----------------
                                                                   (in thousands)
Allowance for losses, beginning of year           $      1,410      $      1,409      $      2,379
Addition to / (release of) allowance of losses           (248)                 1             (970)
                                                  ------------      ------------      ------------
Allowance for losses, end of year (1)             $      1,162      $      1,410      $      1,409
                                                  ============      ============      ============

(1)Agricultural loans represent $0.03 million, $0.02 million, and $0.02 million of the ending allowance at December 31, 2012, 2011 and 2010, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

                                                                             December 31, 2012 December 31, 2011
                                                                             -----------------------------------
                                                                                         Total Loans
                                                                             -----------------------------------
                                                                                       (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                      $          -      $          -
Ending balance: collectively evaluated for impairment (2)                             1,162             1,410
                                                                               ------------      ------------
Total ending balance                                                           $      1,162      $      1,410
                                                                               ============      ============
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)    $          -      $          -
Ending balance gross of reserves: collectively evaluated for impairment (2)         222,890           231,612
                                                                               ------------      ------------
Total ending balance, gross of reserves                                        $    222,890      $    231,612
                                                                               ============      ============

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $20 million and $18 million with no related allowances at December 31, 2012 and 2011, respectively.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of both December 31, 2012 and 2011, there were no impaired commercial mortgage loans identified in management's specific review.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and 2011, 98% of the $218 million recorded investment and 94% of the $232 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2012 and 2011, 98% and 99% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $4 million or 2% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status totaled $0 million and $3.2 million as of December 31, 2012 and 2011, respectively, and were primarily related to Hospitality. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, there were no additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring.

Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                     2012         2011
                                                 ------------ ------------
                                                      (in thousands)
      Company's investment in Separate accounts  $      1,765 $      1,662
      Joint ventures and limited partnerships          27,309       20,725
      Derivatives                                      12,238        6,688
                                                 ------------ ------------
      Total other long-term investments          $     41,312 $     29,075
                                                 ============ ============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2012         2011         2010
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    56,024  $    57,285  $    57,502
Equity securities, available-for-sale                 11           12          148
Trading account assets                                15           11            -
Commercial mortgage and other loans               13,503       12,187       11,264
Policy loans                                       9,626        9,503        9,363
Short-term investments and cash equivalents           80           85          129
Other long-term investments                        4,012        1,718        1,691
                                             -----------  -----------  -----------
Gross investment income                           83,271       80,801       80,097
Less: investment expenses                         (3,616)      (3,245)      (3,053)
                                             -----------  -----------  -----------
  Net investment income                      $    79,655  $    77,556  $    77,044
                                             ===========  ===========  ===========

Carrying value for non-income producing assets included in fixed maturities totaled $0.5 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2012             2011            2010
                                             --------------  ---------------  --------------
                                                             (in thousands)
Fixed maturities                              $      12,242   $        2,257   $       1,523
Equity securities                                       (66)              42             139
Commercial mortgage and other loans                   3,926               (1)            970
Short-term investments and cash equivalents               -                -               5
Joint ventures and limited partnerships                   -              (44)              -
Derivatives                                          (5,625)        (112,310)         54,378
                                             --------------  ---------------  --------------
  Realized investment gains (losses), net     $      10,477   $     (110,056)  $      57,015
                                             ==============  ===============  ==============

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                                Deferred                                        Income (Loss)
                                                                 Policy                          Deferred       Related To Net
                                            Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                            Gains (Losses)      Costs and        Account        (Liability)       Investment
                                            on Investments     Other Costs      Balances          Benefit       Gains (Losses)
                                           ---------------    ------------    -------------    -------------    --------------
                                                                             (in thousands)
Balance, December 31, 2009                  $       (5,981)    $     3,653     $     (1,383)    $      1,299     $     (2,412)
Cumulative effect of adoption of
 accounting principle                                    -            (765)               5              266             (494)
Net investment gains (losses) on
 investments arising during the period                (821)              -                -              287             (534)
Reclassification adjustment for (gains)
 losses included in net income                       2,504               -                -             (876)           1,628
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    (11)              -                -                4               (7)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,040)               -              364             (676)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              594             (208)             386
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2010                  $       (4,309)    $     1,848     $       (784)    $      1,136     $     (2,109)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 843               -                -             (295)             548
Reclassification adjustment for (gains)
 losses included in net income                       2,049               -                -             (717)           1,332
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,109)               -              388             (721)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              642             (225)             417
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2011                  $       (1,417)    $       739     $       (142)    $        287     $       (533)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 873               -                -             (306)             567
Reclassification adjustment for (gains)
 losses included in net income                         880               -                -             (308)             572
Reclassification adjustment for OTTI
 losses excluded from net income(1)                   (106)              -                -               37              (69)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -            (644)               -              225             (419)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              306             (107)             199
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2012                  $          230     $        95     $        164     $       (172)    $        317
                                           ===============    ============    =============    =============    =============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                               Deferred                                         Income (Loss)
                                           Net Unrealized       Policy            Policy         Deferred       Related To Net
                                           Gains (Losses)     Acquisition         Holder        Income Tax        Unrealized
                                                 on            Costs and         Account        (Liability)       Investment
                                           Investments(1)     Other Costs        Balances         Benefit       Gains (Losses)
                                           --------------    -------------    -------------    -------------    --------------
                                                                              (in thousands)
Balance, December 31, 2009                  $      32,279     $    (19,652)    $      6,270     $     (6,615)    $      12,282
Cumulative effect of adoption of
 accounting principle                                   -            3,797              (21)          (1,321)            2,455
Net investment gains (losses) on
 investments arising during the period             24,868                -                -           (8,704)           16,164
Reclassification adjustment for (gains)
 losses included in net income                      4,166                -                -           (1,458)            2,708
Reclassification adjustment for OTTI
 losses excluded from net income(2)                    11                -                -               (4)                7
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (8,437)               -            2,953            (5,484)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,712           (1,649)            3,063
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2010                  $      61,324     $    (24,292)    $     10,961     $    (16,798)    $      31,195
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             23,930                -                -           (8,375)           15,555
Reclassification adjustment for (gains)
 losses included in net income                      4,348                -                -           (1,522)            2,826
Reclassification adjustment for OTTI
 losses excluded from net income(2)                     -                -                -                -                 -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (7,406)               -            2,592            (4,814)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,418           (1,546)            2,872
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2011                  $      89,602     $    (31,698)    $     15,379     $    (25,649)    $      47,634
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             13,098                -                -           (4,584)            8,514
Reclassification adjustment for (gains)
 losses included in net income                    (13,056)               -                -            4,570            (8,486)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                   106                -                -              (37)               69
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -            5,389                -           (1,886)            3,503
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -           (6,378)           2,232            (4,146)
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2012                  $      89,750     $    (26,309)    $      9,001     $    (25,354)    $      47,088
                                           ==============    =============    =============    =============    ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2012            2011            2010
                                                                     --------------  --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         230   $      (1,417)  $      (4,309)
Fixed maturity securities, available-for-sale--all other                     89,176          88,414          61,195
Equity securities, available-for-sale                                            78            (100)           (227)
Derivatives designated as cash flow hedges (1)                               (1,327)           (630)         (1,100)
Other investments                                                             1,823           1,918           1,456
                                                                     --------------  --------------  --------------
Net unrealized gains (losses) on investments                          $      89,980   $      88,185   $      57,015
                                                                     ==============  ==============  ==============

(1)See Note 11 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011:

                                                                                 December 31, 2012
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                                  Unrealized                Unrealized                 Unrealized
                                                     Fair Value    Losses      Fair Value    Losses      Fair Value     Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions                                                  -           -             -           -              -           -
Foreign government bonds                                       -           -             -           -              -           -
Corporate securities                                      20,938         241         1,014         121         21,952         362
Commercial mortgage-backed securities                          -           -           484           9            484           9
Asset-backed securities                                    2,500           8           569          87          3,069          95
Residential mortgage-backed securities                         -           -             -           -              -           -
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     23,438  $      249  $      2,067  $      217  $      25,505  $      466
                                                   ============= =========== ============= =========== ============== ===========

Equity securities, available-for-sale               $         25  $        5  $          -  $        -  $          25  $        5
                                                   ============= =========== ============= =========== ============== ===========

                                                                                 December 31, 2011
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                       Fair       Unrealized                Unrealized     Fair        Unrealized
                                                       Value       Losses      Fair Value    Losses        Value        Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions
Corporate securities                                      31,041         670           998         177         32,039         847
Asset-backed securities                                   33,246         285         7,384       1,780         40,630       2,065
Commercial mortgage-backed securities                          -           -         1,051           2          1,051           2
Residential mortgage-backed securities                     4,367         158             -           -          4,367         158
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     68,654  $    1,113  $      9,433  $    1,959  $      78,087  $    3,072
                                                   ============= =========== ============= =========== ============== ===========
Equity securities, available-for-sale               $        316  $      102  $          -  $        -  $         316  $      102
                                                   ============= =========== ============= =========== ============== ===========

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011, are composed of $0.2 million and $1.0 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or "NAIC", or equivalent rating and $0.3 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, none the gross unrealized losses represented declines in value of greater than 20%, as compared to $1.6 million at December 31, 2011, that represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months. At December 31, 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and corporate securities. At December 31, 2011, the $2.0 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 or 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, none of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2011, $0.1 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2012        2011
                                                    ----------- -----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     2,075 $    19,670
                                                    ----------- -----------
     Total securities pledged                       $     2,075 $    19,670
                                                    =========== ===========

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $2.1 million. Of this amount, $0.0 million was "Securities sold under agreements to repurchase" and $2.1 million was "Cash collateral for loaned securities. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was "Securities sold under agreements to repurchase" and $17.0 million was "Cash collateral for loaned securities."

Fixed maturities of $3.9 million and $0.5 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2012          2011         2010
                                                                          -------------- ------------ ------------
                                                                                       (in thousands)
Balance, beginning of year                                                $      262,895 $    271,179 $    218,756
Capitalization of commissions, sales and issue expenses                           90,829       90,072       70,516
Amortization- Impact of assumption and experience unlocking and true-ups           1,044        (983)       13,484
Amortization- All other                                                          (8,189)     (89,063)     (22,147)
Change in unrealized investment gains and losses                                   4,870      (8,310)      (9,430)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                      (23,616)            -            -
                                                                          -------------- ------------ ------------
Balance, end of year                                                      $      327,832 $    262,895 $    271,179
                                                                          ============== ============ ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $33 million, $19 million and $29 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $11 million, $7 million and $9 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains (losses) increased the deferred acquisition cost asset $24 million in 2012.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                  2012         2011
                                              ------------ ------------
                                                   (in thousands)
         Life insurance                       $    694,076 $    602,884
         Individual annuities                        7,057        6,744
         Policy claims and other liabilities       124,736       82,339
                                              ------------ ------------
         Total future policy benefits         $    825,869 $    691,967
                                              ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                            2012           2011
                                       -------------- --------------
                                              (in thousands)
Interest-sensitive life contracts      $      876,585 $      794,528
Individual annuities                          196,432        207,149
Guaranteed interest accounts                   36,109         38,125
Other                                         112,806         93,278
                                       -------------- --------------
Total policyholders' account balances  $    1,221,932 $    1,133,080
                                       ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.95%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                      2012         2011         2010
                                                                  ------------ ------------ ------------
Premiums                                                          $    174,418 $    167,113 $    164,009
Reinsurance ceded                                                    (160,285)    (151,808)    (149,276)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     14,133 $     15,305 $     14,733
                                                                  ============ ============ ============
Direct policy charges and fees                                    $    206,296 $    161,829 $    120,146
Reinsurance ceded                                                     (59,836)     (48,357)     (66,535)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $    146,460 $    113,472 $     53,611
                                                                  ============ ============ ============
Policyholders' benefits ceded                                     $    105,170 $    100,442 $     95,634
                                                                  ============ ============ ============
Realized capital gains (losses) net, associated with derivatives  $    (1,620) $   (26,567) $      (407)
                                                                  ============ ============ ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company's Statements of Financial Position at December 31, were as follows:

                                                    2012         2011
                                                ------------ ------------
                                                     (in thousands)
      Domestic life insurance-affiliated        $    783,374 $    467,687
      Domestic individual annuities-affiliated        85,203       53,696
      Domestic life insurance-unaffiliated             1,545        1,379
                                                ------------ ------------
                                                $    870,122 $    522,762
                                                ============ ============

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2012          2011          2010
                                           -------------- ------------- -------------
                                                         (in thousands)
Gross life insurance face amount in force  $  101,793,986 $  97,879,303 $  96,896,483
Reinsurance ceded                            (92,025,256)  (88,113,164)  (86,500,898)
                                           -------------- ------------- -------------
Net life insurance face amount in force    $    9,768,730 $   9,766,139 $  10,395,585
                                           ============== ============= =============

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                           December 31, 2012                  December 31, 2011
                                  ----------------------------------- ----------------------------------
                                  In the Event of  At Annuitization / In the Event of At Annuitization /
                                       Death        Accumulation (1)       Death       Accumulation (1)
                                  ---------------- ------------------ --------------- ------------------
                                                              (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                     $      4,511,432   $          N/A   $    2,989,255    $          N/A
Net amount at risk                $         10,272   $          N/A   $       72,823    $          N/A
Average attained age of
 contractholders                                60              N/A               74               N/A
Minimum return or contract value
Account value                     $      1,653,925   $    5,523,025   $    1,290,856    $    3,691,282
Net amount at risk                $         25,195   $      171,890   $       91,715    $      249,224
Average attained age of
 contractholders                                64               60               72                59
Average period remaining until
 earliest expected annuitization               N/A       0.15 years              N/A        0.63 years

(1)Includes income and withdrawal benefits as described herein

                                                                     December 31, 2012 December 31, 2011
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                $      643,930    $      576,747
General account value                                                 $      298,222    $      217,849
Net amount at risk                                                    $    6,992,592    $    6,137,072
Average attained age of contractholders                                     51 years          50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2012 December 31, 2011
                                ----------------- -----------------
                                          (in thousands)
            Equity funds         $    3,590,658    $    1,913,597
            Bond funds                2,094,693         1,972,145
            Money market funds          296,038           197,699
                                 --------------    --------------
              Total              $    5,981,389    $    4,083,441
                                 ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $184.0 million and $196.7 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                         GMWB/GMIWB/G
                                                   GMDB                        GMIB          MAB           Total
                                    -----------------------------------   --------------------------- ---------------
                                                       Variable Life,
                                                     Variable Universal
                                                      Life & Universal
                                    Variable Annuity        Life               Variable Annuity
                                    ---------------- ------------------   ---------------------------

                                                                     (in thousands)
Balance as of December 31, 2009               $1,484            $17,243   $        1,313    $ (2,412) $        17,628
  Incurred guarantee benefits (1)                217              1,143             (77)     (38,904)        (37,621)
  Paid guarantee benefits                      (861)                  -                -            -           (861)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2010               $  840            $18,386   $        1,236    $(41,316) $      (20,854)
  Incurred guarantee benefits (1)              1,248              6,053              318      118,312         125,931
  Paid guarantee benefits                      (683)                  -                -            -           (683)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2011               $1,405            $24,439   $        1,554    $  76,996 $       104,394
  Incurred guarantee benefits (1)              1,566              8,864              736       39,676          50,842
  Paid guarantee benefits                      (360)              (224)                -            -           (584)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2012               $2,611            $33,079   $        2,290    $ 116,672 $       154,652
                                    ================ ==================   ============== ============ ===============

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                2012                  2011                  2010
                                                        -----------------------------------------------------------------

                                                                                 (in thousands)

Balance, beginning of year                              $              48,101 $              51,106 $              30,265
Capitalization                                                         19,219                22,596                21,594
Amortization- Impact of assumption and experience
 unlocking and true-ups                                                 4,488               (2,290)                   874
Amortization- All other                                                 (956)              (23,105)               (1,579)
Change in unrealized investment gains (losses)                          (124)                 (206)                  (48)
                                                        --------------------- --------------------- ---------------------
Balance, end of year                                    $              70,728 $              48,101 $              51,106
                                                        ===================== ===================== =====================

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $66 million, $13 million, and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory surplus of the Company amounted to $465 million and $260 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $59 million capacity to pay a dividend in 2013 without prior approval. The Company did not pay any dividends in 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2012              2011             2010
                                                             ----------------- ---------------- -----------------

                                                                                (in thousands)
Current tax expense (benefit):
  U.S.                                                        $         64,255  $         (715)  $         23,841
                                                             ----------------- ---------------- -----------------
  Total                                                                 64,255            (715)            23,841
                                                             ----------------- ---------------- -----------------

Deferred tax expense (benefit):
  U.S.                                                                (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------
  Total                                                               (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------

Total income tax expense on continuing operations                       39,206         (48,608)            39,808
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                        177            9,689             9,279
  Additional paid-in capital                                             1,680              100                 -
                                                             ----------------- ---------------- -----------------
Total income tax expense (benefit) on continuing operations   $         41,063  $      (38,819)  $         49,087
                                                             ================= ================ =================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $143.3 million, ($108.4) million and $130.8 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2012             2011             2010
                                                                         -------------------------------------------------

                                                                                          (in thousands)

Expected federal income tax expense (benefit)                            $        50,144 $        (37,938)          45,784
Non-taxable investment income                                                    (9,794)           (7,885)         (4,449)
Tax credits                                                                      (1,249)           (1,368)           (362)
Other                                                                                105           (1,417)         (1,165)
                                                                         --------------- ----------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $        39,206 $        (48,608) $        39,808
                                                                         =============== ================= ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2012                2011
                                        --------------------------------------
                                                    (in thousands)
 Deferred tax assets
   Insurance reserves                    $          113,710  $          47,597
   Investments                                            -              4,696
   Other                                                766                929
                                        ------------------- ------------------
   Deferred tax assets                   $          114,476  $          53,222
                                        =================== ==================

 Deferred tax liabilities
   Deferred policy acquisition costs     $           72,040  $          46,444
   Net unrealized gains on securities                31,957             31,085
   Deferred annuity bonus                            24,755             16,835
   Investments                                        3,676                  -
                                        ------------------- ------------------
   Deferred tax liabilities              $          132,428  $          94,364
                                        ------------------- ------------------
 Net deferred tax asset (liability)      $         (17,952)  $        (41,142)
                                        =================== ==================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, and 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                             2012        2011         2010
                                                                                          ---------- ------------ ------------
                                                                                                     (in thousands)

Balance at January 1,                                                                     $      113 $      1,619 $      2,796
(Decreases) in unrecognized tax benefits                                                           -      (1,506)      (1,177)
Settlement with taxing authorities                                                             (113)            -            -
                                                                                          ------------------------------------
Balance at December 31,                                                                   $        - $        113 $      1,619
                                                                                          ====================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate           -            -        1,489
                                                                                          ====================================

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended
December 31, are as follows:

                                                                                              2012         2011        2010
                                                                                          -------------------------------------

                                                                                                     (in thousands)

Interest and penalties recognized in the statements of operations                         $          - $          - $   (1,100)
Interest and penalties recognized in liabilities in the statements of financial position  $          - $          - $        -

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                              As of December 31, 2012
                                                   ------------------------------------------------------------------------------

                                                      Level 1        Level 2         Level 3       Netting (2)        Total
                                                   ------------- ---------------- -------------- --------------- ----------------

                                                                                   (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $           - $         31,308 $            - $               $         31,308
Obligations of U.S. states and their political
 subdivisions                                                  -            2,949              -                            2,949
Foreign government bonds                                       -           13,150              -                           13,150
Corporate securities                                           -          804,953          6,073                          811,026
Asset-backed securities                                        -           45,126         18,301                           63,427
Commercial mortgage-backed securities                          -           78,223              -                           78,223
Residential mortgage-backed securities                         -           65,988              -                           65,988
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total                                                      -        1,041,697         24,374                        1,066,071
Trading account assets:
Equity securities                                              -                -          1,390                            1,390
                                                   ------------- ---------------- -------------- --------------- ----------------
 Sub-total                                                     -                -          1,390                            1,390
Equity securities, available for sale:                       250               64          1,067                            1,381
Short-term investments                                     2,226                -              -                            2,226
Cash equivalents                                               -           49,774              -                           49,774
Other long-term investments                                    -           24,328              -        (12,090)           12,238
Reinsurance recoverables                                       -                -         85,166                           85,166
Other assets                                                   -            7,940            998                            8,938
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total excluding separate account assets                2,476        1,123,803        112,995        (12,090)        1,227,184
Separate account assets (1)                               21,876        8,345,703          6,201                        8,373,780
                                                   ------------- ---------------- -------------- --------------- ----------------
 Total assets                                      $      24,352 $      9,469,506 $      119,196 $      (12,090) $      9,600,964
                                                   ============= ================ ============== =============== ================
Future policy benefits                                         -                -        116,673               -          116,673
Other liabilities                                              -           12,090              -        (12,090)                -
                                                   ------------- ---------------- -------------- --------------- ----------------
Total liabilities                                  $           - $         12,090 $      116,673 $      (12,090) $        116,673
                                                   ============= ================ ============== =============== ================

                                                                               As of December 31, 2011 (3)
                                                        -------------------------------------------------------------------------
                                                           Level 1       Level 2       Level 3     Netting (2)        Total
                                                        ------------- ------------- ------------- -------------- ----------------
                                                                                     (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                    $           - $      35,938 $           - $              $         35,938
Obligations of U.S. states and their political
 subdivisions                                                       -         2,826             -                           2,826
Foreign government bonds                                            -        23,031             -                          23,031
Corporate securities                                                -       894,266         1,755                         896,021
Asset-backed securities                                             -        53,005        18,627                          71,632
Commercial mortgage-backed securities                               -        96,006             -                          96,006
Residential mortgage-backed securities                              -        94,450             -                          94,450
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -     1,199,522        20,382                       1,219,904
Trading account assets:
Equity securities                                                   -             -         1,569                           1,569
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -             -         1,569                           1,569
Equity securities, available for sale:                            276             -         1,144                           1,420
Short-term investments                                          1,069             -             -                           1,069
Cash equivalents                                               10,000        14,381             -                          24,381
Other long-term investments                                         -         8,764            18        (2,094)            6,688
Reinsurance recoverables                                            -             -        53,677                          53,677
Other assets                                                        -         8,647             -                           8,647
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total excluding separate account assets                   11,345     1,231,314        76,790        (2,094)        1,317,355
Separate account assets (1)                                   141,133     6,110,880         5,995                       6,258,008
                                                        ------------- ------------- ------------- -------------- ----------------
 Total assets                                           $     152,478 $   7,342,194 $      82,785 $      (2,094) $      7,575,363
                                                        ============= ============= ============= ============== ================
Future policy benefits                                              -             -        76,996              -           76,996
Other liabilities                                                   -         2,094             -        (2,094)                -
                                                        ------------- ------------- ------------- -------------- ----------------
 Total liabilities                                      $           - $       2,094 $      76,996 $      (2,094) $         76,996
                                                        ============= ============= ============= ============== ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) "Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0 and $0.018 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in "Future Policy Benefits".

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance ("NPR"), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - There were no transfers between Levels 1 and 2 for the years ended December 31, 2012, 2011 and 2010.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2012
                                                ------------------------------------------
                                                Internal (1)    External (2)     Total
                                                ------------- -------------- -------------
                                                              (in thousands)
Corporate securities                                    5,157         916            6,073
Asset-backed securities                                    56      18,245           18,301
Equity securities                                       1,067       1,390            2,457
Reinsurance Recoverables                               85,166           -           85,166
Commercial mortgage-backed securities                       -         998              998
                                                -------------   ---------    -------------
  Sub-total excluding separate account assets          91,446      21,549          112,995
Separate account assets                                 6,201           -            6,201
                                                -------------   ---------    -------------
  Total assets                                  $      97,647   $  21,549    $     119,196
                                                =============   =========    =============
Future policy benefits                          $     116,673   $       -    $     116,673
                                                -------------   ---------    -------------
  Total liabilities                             $     116,673   $       -    $     116,673
                                                =============   =========    =============

(1)Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                                 As of December 31, 2012
                                         -------------------------------------------------------------------------------------

                                                                                                          Range (Weighted
                                         Fair Value    Valuation Techniques     Unobservable Inputs          Average)
                                         ----------- ----------------------  ------------------------ ------------------------
                                                                                     (in thousands)
Assets:
Corporate securities                     $     5,157 Discounted cash flow    Discount rate            $11.50% - 17.50%(13.39%)
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables                 $    85,166 Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits                   $   116,673 Discounted cash flow    Lapse rate (2)                           0% - 14%
                                                                             NPR spread (3)                      0.20% - 1.60%
                                                                             Utilization rate (4)                    70% - 94%
                                                                             Withdrawal rate (5)                    85% - 100%
                                                                             Mortality rate (6)                       0% - 13%
                                                                             Equity Volatility curve                 19% - 34%
-------------------------------------------------------------------------------------------------------------------------------

                                         ------------------
                                         Impact of Increase
                                         in Input on Fair
                                             Value (1)
                                         ------------------

Assets:
Corporate securities                         Decrease
------------------------------------------------------------
Reinsurance recoverables
-------------------------------------------------------------
Liabilities:
Future policy benefits                       Decrease
                                             Decrease
                                             Increase
                                             Increase
                                             Decrease
                                             Increase
------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets - Separate account assets include $6.2 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                                          Year Ended December 31, 2012
                                                                      ------------------------------------------------------
                                                                       Fixed Maturities Available For Sale
                                                                      -------------------------------------
                                                                                                  Commercial     Trading
                                                                                                  mortgage-  Account Assets-
                                                                        Corporate    Asset-Backed   backed       Equity
                                                                        Securities    Securities  securities   Securities
                                                                      -------------  ------------ ---------- ---------------
                                                                                                 (in thousands)
Fair Value, beginning of period assets/(liabilities)                  $       1,755   $  18,627   $       -    $     1,569
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                    (468)         76           -              -
    Asset management fees and other income                                        -           -           -           (179)
    Included in other comprehensive income (loss)                               116         355        (128)             -
  Net investment income                                                           8         337           1              -
  Purchases                                                                   4,704       5,302           -              -
  Sales                                                                         (30)          -           -              -
  Issuances                                                                       -           -           -              -
  Settlements                                                                (1,814)     (6,142)     (2,496)             -
  Transfers into Level 3 (2)                                                  4,826         200       2,623              -
  Transfers out of Level 3 (2)                                               (3,024)       (454)          -              -
                                                                      -------------   ---------   ---------    -----------
Fair Value, end of period assets/(liabilities)                        $       6,073   $  18,301   $       -    $     1,390
                                                                      =============   =========   =========    ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                           $           -   $       -   $       -    $         -
    Asset management fees and other income                            $           -   $       -   $       -    $      (179)
    Interest credited to policyholders' account balances              $           -   $       -   $       -    $         -

                                                                      -------------


                                                                         Equity
                                                                       Securities,
                                                                      Available for
                                                                          Sale
                                                                      -------------

Fair Value, beginning of period assets/(liabilities)                   $     1,144
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                   (122)
    Asset management fees and other income                                       -
    Included in other comprehensive income (loss)                               45
  Net investment income                                                          -
  Purchases                                                                      -
  Sales                                                                          -
  Issuances                                                                      -
  Settlements                                                                    -
  Transfers into Level 3 (2)                                                     -
  Transfers out of Level 3 (2)                                                   -
                                                                       -----------
Fair Value, end of period assets/(liabilities)                         $     1,067
                                                                       ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $         -
    Asset management fees and other income                             $         -
    Interest credited to policyholders' account balances               $         -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                         Year Ended December 31, 2012
                                                ------------------------------------------------------------------------------
                                                  Other Long-
                                                     Term       Reinsurance                        Separate      Future Policy
                                                  Investments   Recoverables   Other Assets   Account Assets (1)   Benefits
                                                --------------  ------------- --------------  ------------------ -------------
                                                                                (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $           18  $      53,677 $            -     $      5,995    $    (76,996)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (18)         1,491              -                -           (1,562)
    Asset management fees and other income                   -              -              -                -                -
    Interest credited to policyholders'
     account balances                                        -              -              -              206                -
   Included in other comprehensive income
    (loss)                                                   -              -             (2)               -                -
 Net investment income                                       -              -              -                -                -
 Purchases                                                   -         29,997          1,000                -                -
 Sales                                                       -              -              -                -                -
 Issuances                                                   -              -              -                -          (38,115)
 Settlements                                                 -              -              -                -                -
 Transfers into Level 3 (2)                                  -              -              -                -                -
 Transfers out of Level 3 (2)                                -              -              -                -                -
                                                --------------  ------------- --------------     ------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $            -  $      85,165 $          998     $      6,201    $   (116,673)
                                                ==============  ============= ==============     ============    =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $            -  $       2,126 $            -     $          -    $      (2,670)
    Asset management fees and other income      $            -  $           - $            -     $          -    $           -
    Interest credited to policyholders'
     account balances                           $            -  $           - $            -     $        206    $           -

                                                                     Year Ended December 31, 2011
                                                -----------------------------------------------------------------------
                                                    Fixed Maturities Available For Sale
                                                ------------------------------------------
                                                                               Commercial      Equity
                                                                               Mortgage-     Securities,   Other Long-
                                                 Corporate     Asset-Backed      Backed     Available for     Term
                                                 Securities     Securities     Securities       Sale       Investments
                                                ------------  -------------  -------------  ------------- -------------
                                                                            (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $      3,636  $      16,619  $           -  $        255  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                2              -              -          (516)            18
    Asset management fees and other income                 -              -              -             -              -
   Included in other comprehensive income
    (loss)                                               (96)          (121)             -           398              -
 Net investment income                                    59            256              -             -              -
 Purchases                                             1,300         11,089          5,019         1,000              -
 Sales                                                   (99)             -              -             -              -
 Issuances                                                73              -              -             -              -
 Settlements                                            (148)        (5,251)             -             -              -
 Transfers into Level 3 (2)                              900              -              -         1,536              -
 Transfers out of Level 3 (2)                         (3,872)        (3,965)        (5,019)            -              -
 Other (4)                                                 -              -              -        (1,529)             -
                                                ------------  -------------  -------------  ------------  -------------
Fair Value, end of period
 assets/(liabilities)                           $      1,755  $      18,627  $           -  $      1,144  $          18
                                                ============  =============  =============  ============  =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $          -  $           -  $           -  $       (454) $           -
    Asset management fees and other income      $          -  $           -  $           -  $          -  $           -
    Interest credited to policyholders'
     account balances                           $          -  $           -  $           -  $          -  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                          Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------
                                                                                                             Other Trading
                                                                                   Separate                 Account Assets-
                                                      Reinsurance                  Account   Future Policy      Equity
                                                      Recoverables  Other Assets  Assets (1)   Benefits       Securities
                                                     -------------  ------------  ---------- -------------  ---------------
                                                                                 (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      11,108  $      5,888     5,393   $      41,316   $          -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (25,919)            -         -         (94,684)             -
    Asset management fees and other income                                     -         -               -             40
    Interest credited to policyholders' account
     balances                                                    -                     602               -              -
    Included in other comprehensive income (loss)                -           (13)        -               -              -
   Net investment income                                         -             -         -               -              -
   Purchases                                                68,488           104         -         (23,628)             -
   Sales                                                         -             -         -               -              -
   Issuances                                                     -             -         -               -              -
   Settlements                                                   -             -         -               -              -
   Transfers into Level 3 (2)                                    -             -         -               -              -
   Transfers out of Level 3 (2)                                  -        (5,979)        -               -              -
   Other (4)                                                     -             -         -               -          1,529
                                                     -------------  ------------    ------   -------------   ------------
Fair Value, end of period assets/(liabilities)       $      53,677  $          -    $5,995         (76,996)         1,569
                                                     =============  ============    ======   =============   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $      18,797  $          -    $    -   $     (94,098)  $          -
    Asset management fees and other income           $           -  $          -    $    -   $           -   $          -
    Interest credited to policyholders' account
     balances                                        $           -  $          -    $  602   $           -   $          -

                                                                    Year Ended December 31, 2010
                                                     --------------------------------------------------------------
                                                     Fixed Maturities Available For Sale
                                                     ----------------------------------
                                                                                            Equity
                                                                                          Securities,    Separate
                                                       Corporate         Asset-Backed    Available for   Account
                                                       Securities         Securities         Sale       Assets (1)
                                                      --------------   ---------------   ------------- ------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $        2,398    $        25,259    $      576   $      5,104
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                       8               (139)            -              -
    Asset management fees and other income                        -                  -             -              -
    Interest credited to policyholder account
     balances                                                     -                  -             -            289
   Included in other comprehensive income (loss)                514             (1,258)         (374)             -
 Net investment income                                           34                164             -              -
 Purchases, sales, issuances, and settlements                  (148)             9,049            53              -
 Transfers into Level 3 (2)                                     957                  -             -              -
 Transfers out of Level 3 (2)                                  (127)           (16,456)            -              -
                                                      --------------   ---------------    ----------   ------------
Fair Value, end of period assets/(liabilities)       $        3,636    $        16,619    $      255   $      5,393
                                                      ==============   ===============    ==========   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $           10    $           (41)   $        -   $          -
    Asset management fees and other income           $            -    $             -    $        -   $          -
    Interest credited to policyholders' account
     balances                                        $            -    $             -    $        -   $        289

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                    Year Ended December 31, 2010
                                                                       -----------------------------------------------------
                                                                                                       Future
                                                                        Reinsurance                    Policy        Other
                                                                        Recoverables  Other Assets    Benefits    Liabilities
                                                                       -------------  ------------  ------------  -----------
                                                                                           (in thousands)
Fair Value, beginning of period assets/(liabilities)                   $      10,153  $      5,886  $      2,412  $      (67)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                     (443)            -        47,655          67
    Asset management fees and other income                                                       -             -           -
   Included in other comprehensive income (loss)                                   -           263             -           -
 Net investment income                                                             -             -             -           -
 Purchases, sales, issuances, and settlements                                  1,398          (261)       (8,751)          -
 Transfers into Level 3 (2)                                                        -             -             -           -
 Transfers out of Level 3 (2)                                                      -             -             -           -
                                                                       -------------  ------------  ------------  ----------
Fair Value, end of period assets/(liabilities)                         $      11,108  $      5,888        41,316           -
                                                                       =============  ============  ============  ==========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $        (303) $          -  $      8,290  $       70
    Asset management fees and other income                             $           -  $          -  $          -  $        -
    Interest credited to policyholders' account balances               $           -  $          -  $          -  $        -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2012
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                     (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  237,932 $  237,932 $  221,728
   Policy loans                                                     -          -    254,824    254,824    173,622
   Cash                                                           822          -          -        822        822
   Accrued investment income                                        -     15,782          -     15,782     15,782
   Other assets                                                     -     25,348          -     25,348     25,170
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $    822 $   41,130 $  492,756 $  534,708 $  437,124
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts           -    119,368     13,900    133,268    134,119
   Cash collateral for loaned securities                            -      2,134          -      2,134      2,134
   Securities sold under agreement to repurchase                    -          -          -          -          -
   Short-term debt                                                  -     24,377          -     24,377     24,000
   Long-term debt                                                   -     86,785          -     86,785     85,000
   Other liabilities                                                -     38,262          -     38,262     38,262
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  270,926 $   13,900 $  284,826 $  283,515
                                                             ======== ========== ========== ========== ==========

                                                               December 31, 2011
                                                             ---------------------
                                                                         Carrying
                                                             Fair Value   Amount
                                                             ---------- ----------
                                                               Total      Total
                                                             ---------- ----------

Assets:
   Commercial mortgage and other loans                       $  247,865 $  230,201
   Policy loans                                                 235,706    177,162
   Cash                                                           2,342      2,342
   Accrued investment income                                     17,275     17,275
   Other assets                                                  19,763     19,486
                                                             ---------- ----------
    Total assets                                             $  522,951 $  446,466
                                                             ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts       113,010    113,938
   Cash collateral for loaned securities                         17,012     17,012
   Securities sold under agreement to repurchase                  3,216      3,216
   Short-term debt                                               26,027     26,000
   Long-term debt                                                44,266     44,000
   Other liabilities                                             30,728     30,728
                                                             ---------- ----------
    Total liabilities                                        $  234,259 $  234,894
                                                             ========== ==========

(1)Carrying values presented herein differ from those in the Company's Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $117 million and $77 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $85 million and $54 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012              December 31, 2011
                                                      ------------------------------- ------------------------------
                                                                      Fair Value                       Fair Value
                                                       Notional  --------------------     Notional -------------------
                Primary Underlying                      Amount    Assets  Liabilities      Amount  Assets  Liabilities
----------------------------------------------------  ----------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedging Instruments:
  Currency/Interest Rate
  Currency Swaps                                      $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ---------- -------- -----------     -------- ------- -----------
Total Qualifying Hedges                               $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ========== ======== ===========     ======== ======= ===========
Derivatives Not Qualifying as Hedging Instruments:
  Interest
  Interest Rate Swaps                                 $   57,200 $  9,353 $        -      $ 57,200 $ 8,442   $       -
  Currency
  Credit
  Credit Default Swaps                                     9,275      614      (369)        17,000     118       (339)
  Currency/Interest Rate
  Currency Swaps                                           9,115        -      (836)        16,615       -       (909)
  Equity
  Equity Options                                       1,870,001   14,354    (9,555)             -       -           -
                                                      ---------- -------- -----------     -------- ------- -----------
Total Non-Qualifying Hedges                            1,945,591   24,321   (10,760)        90,815   8,560     (1,248)
                                                      ========== ======== ===========     ======== ======= ===========
Total Derivatives (1)                                 $1,967,923 $ 24,328 $ (12,090)      $105,787 $ 8,781   $ (2,094)
                                                      ========== ======== ===========     ======== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $119 million and $80 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                   Year Ended December 31, 2012
                                    ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment     Other       Comprehensive
                                    Gains/(Losses)        Income       Income        Income(1)
                                    ----------------    -----------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $            (697)
                                    --------------      ----------     ------      -------------
  Total cash flow hedges                         -              23          8               (697)
                                    --------------      ----------     ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                  -
  Currency                                       2               -          -                  -
  Currency/Interest Rate                      (147)              -         (6)                 -
  Credit                                      (285)              -          -                  -
  Equity                                      (211)              -          -                  -
  Embedded Derivatives                      (7,631)              -          -                  -
                                    --------------      ----------     ------      -------------
  Total non-qualifying hedges               (5,624)              -         (6)                 -
                                    --------------      ----------     ------      -------------
  Total                         $           (5,624) $           23 $        2  $            (697)
                                    ==============      ==========     ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                  Year Ended December 31, 2011
-                                   ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment      Other      Comprehensive
                                    Gains/(Losses)        Income        Income       Income(1)
                                    --------------------------------    -------    -------------
                                                         (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $          (41) $        2 $             471
                                    --------------      ----------      ------     -------------
  Total cash flow hedges                         -             (41)          2               471
                                    --------------      ----------      ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              9,402               -           -                 -
  Currency                                       -               -           -                 -
  Currency/Interest Rate                      (181)              -           -                 -
  Credit                                        68               -           -                 -
  Equity                                         -               -           -                 -
  Embedded Derivatives                    (121,599)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total non-qualifying hedges             (112,310)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total                         $         (112,310) $          (41) $        2 $             471
                                    ==============      ==========      ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                  Year Ended December 31, 2010
                                ----------------------------------------------------------------
                                                                                   Accumulated
                                       Realized            Net                        Other
                                      Investment        Investment     Other      Comprehensive
                                    Gains/(Losses)        Income       Income       Income(1)
                                ----------------------------------------------------------------
                                                  (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           45 $        2 $            (426)
                                    --------------      ----------     ------     -------------
  Total cash flow hedges                         -              45          2              (426)
                                    --------------      ----------     ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              6,717               -          -                 -
  Currency                                       -               -          -                 -
  Currency/Interest Rate                       617               -          -                 -
  Credit                                      (762)              -          -                 -
  Equity                                         -               -          -                 -
  Embedded Derivatives                      47,806               -          -                 -
                                    --------------      ----------     ------     -------------
  Total non-qualifying hedges               54,378               -          -                 -
                                    --------------      ----------     ------     -------------
  Total                         $           54,378  $           45 $        2 $            (426)
                                    ==============      ==========     ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                    $  (675)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010              (373)
Amount reclassified into current period earnings                                                  (52)
                                                                                     ----------------
Balance, December 31, 2010                                                                     (1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011            (7,152)
Amount reclassified into current period earnings                                                7,622
                                                                                     ----------------
Balance, December 31, 2011                                                                       (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(1,327)
                                                                                     ================

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $10 million notional of credit default swap ("CDS") selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million at both December 31, 2012 and December 31, 2011. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $2 million and $3 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $9 million and $7 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $39 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $6 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc.,
The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the years ended December 31, 2012, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $1 million for the years ended December 31, 2012 and 2011 and less than $1 million for the year ended December 31, 2010.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $2 million for the years ended December 31, 2012 and 2011 and $1 million for the year ended December 31, 2010.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $106 million, $95 million and $81 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,195 million at December 31, 2012 and $1,068 million at December 31, 2011. Fees related to these COLI policies were $16 million, $16 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                2012           2011
                            ------------   ------------
                                  (in thousands)
Reinsurance recoverables    $      5,287   $      6,716

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                2012    2011     2010
                               ------  ------  -------
                                    (in thousands)
Policy charges and fee income  (8,075) (7,602) (10,473)
Policyholders' benefits         1,220   2,738    5,738

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and Return of Premium Term Life, or ("ROP Term Life"), through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            --------------    --------------
                                                     (in thousands)
Reinsurance recoverables                    $      442,720    $      403,222
Deferred policy acquisition costs                  (91,561)          (96,712)
Other liabilities (reinsurance payables)             9,628             9,322

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012             2011             2010
                                                           ---------------- ---------------- ----------------
Premiums                                                   $      (117,642) $      (124,578) $      (134,459)
Policyholders' benefits                                             104,944           99,155          107,939
Reinsurance expense allowances, net of capitalization and
 amortization                                                        24,387           25,867           29,085

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            ---------------   ---------------
                                                     (in thousands)
Reinsurance recoverables                    $        50,283   $        27,704
Deferred policy acquisition costs                  (51,914)          (31,443)
Other liabilities (reinsurance payables)              3,461             2,515

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $      (39,506) $      (24,402) $      (11,179)
Policyholders' benefits                                                          28,819          18,549           7,662
Reinsurance expense allowances, net of capitalization and amortization            7,427           4,403           2,399

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                2012            2011
                                            -------------   -------------
                                                   (in thousands)
Reinsurance recoverables                    $      23,766   $      30,045
Other liabilities (reinsurance payables)            2,476           3,389

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $       (3,137) $       (2,828) $       (3,638)
Policy charges and fee income                                                  (27,995)        (38,469)        (54,067)
Policyholders' benefits                                                          25,636          42,968          60,222
Reinsurance expense allowances, net of capitalization and amortization         (12,103)         (9,884)        (10,072)

PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under "Affiliated Asset Transfers."

During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from the Company to PAR U.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                           2012
                                                      --------------
                                                      (in thousands)
            Reinsurance recoverables                     $261,318
            Policy loans                                  (13,368)
            Deferred policy acquisition costs              (6,544)
            Other liabilities (reinsurance payables)       15,447

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012
                                                                        --------------
                                                                        (in thousands)
Policy charges and fee income                                           $     (21,150)
Net investment income                                                            (152)
Other income                                                                    1,807
Interest credited to policyholders' account balance                             4,000
Policyholders' benefits                                                         9,018
Reinsurance expense allowances, net of capitalization and amortization          6,611

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in "Realized investment (losses) gains, net" on the Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                          2012          2011          2010
                                                                      ------------- ------------- ------------
                                                                                   (in thousands)
Pruco Reinsurance
 Effective August 20, 2012
   Highest Daily Lifetime Income 2.0 ("HDI2.0")                                  98             -            -
   Spousal Highest Daily Lifetime Income 2.0 ("SHDI2.0")                         25             -            -
Effective October 1, 2011
   Highest Daily Lifetime Income ("HDI")                              $      11,456 $       9,369 $          -
   Spousal Highest Daily Lifetime Income ("SHDI")                             3,555         2,973            -
   Highest Daily Lifetime 6 Plus ("HD6+")                                    11,868        40,887            -
   Spousal Highest Daily Lifetime 6 Plus ("SHD6+")                            4,717        14,490            -
Effective Since 2006
   Spousal Lifetime Five ("SLT5")                                               168           173          167
Effective Since 2005
   Lifetime Five ("LT5")                                                      1,221         1,244        1,195
                                                                      ------------- ------------- ------------
Total Pruco Reinsurance                                               $      33,109 $      69,136 $      1,362
                                                                      ------------- ------------- ------------

Effective October 1, 2011, the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62 million and established a reinsurance recoverable of $31 million resulting in an initial ceding loss of $32 million, recognized in "Realized investment gains (losses), net" in 2011.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $85 million and $54 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Statements of Financial Position. Realized gains (losses) were ($2) million, ($27) million and ($0.4) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $19.3 million, $12.3 million and $3.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.1 million, $6.0 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.6 million, $2.3 million and $2.1 million for the years ended
December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2011, the Company purchased commercial loans from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In September 2012, the Company transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The Company had $24 million in short term debt as of December 31, 2012, including $11 million with Prudential Financial and $13 million with Washington Street Investment, and $26 million in short-term debt as of December 31, 2011. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on this short-term affiliated debt to the Company was $0.2 million, $0.01 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 16, 2011 the Company entered into a series of five $11 million borrowings with Prudential Financial, totaling $55 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 17, 2012 to December 16, 2016. On December 16, 2012 one of these borrowings became current and is now classified as short-term debt on The Statements of Financial Position as of December 31, 2012. On December 17, 2012 another one of these $11 million borrowings was repaid. The total interest expense on this affiliated debt was $1.6 million and less than $0.1 million for the year ended December 31, 2012 and 2011, respectively.

On December 17, 2012, the Company entered into a series of five $13 million borrowings with Washington Street Investment, totaling $65 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $13 million is current and is classified as short-term debt on The Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was less than $0.1 million for the year ended December 31, 2012.

Contributed Capital

In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                    March 31     June 30     September 30  December 31,
                                                   ---------------------------------------------------
                                                                      (in thousands)
2012
Total revenues                                     $    79,015 $    60,048  $      69,626  $    75,916
Total benefits and expenses                                305     102,086         15,142       23,805
Income (loss) from operations before income taxes       78,710     (42,038)        54,484       52,111
Net income (loss)                                  $    53,390 $   (27,449) $      40,293  $    37,825
                                                   =========== ===========  =============  ===========

2011
Total revenues                                     $    80,087 $    60,305  $     (51,055) $    31,823
Total benefits and expenses                             39,265      46,653        111,568       32,069
Income (loss) from operations before income taxes       40,822      13,652       (162,623)        (246)
Net income (loss)                                  $    28,566 $    10,231  $    (101,424) $     2,840
                                                   =========== ===========  =============  ===========

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS


(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2012; the Statements of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2012 and 2011; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011 and 2010; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b)Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).



   (1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

   (2) Agreements for custody of securities and similar investments--Not Applicable.

(3)(a)  Specimen Selected Broker Agreement used by PAD (Note 2)

   (b) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 11)

(4)(a) The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 1)

   (b) The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 1)

   (c)  Enhanced Dollar Cost Averaging Rider. (Note 1)

   (d)  Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

   (e)  Guaranteed Minimum Income Benefit Rider. (Note 1)

   (f)  Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

   (g)  Highest Anniversary Value Death Benefit Rider. (Note 1)

   (h)  Highest Anniversary Value Death Benefit Schedule Supplement.
        (Note 1)

   (i)  Longevity Credit Rider. (Note 1)

   (j)  Guaranteed Minimum Payments Benefit Rider. (Note 1)

   (k)  Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

   (l)  403(b) Annuity Endorsement. (Note 1)

   (m)  Individual Retirement Annuity Endorsement. (Note 1)

   (n)  Roth Individual Retirement Annuity Endorsement. (Note 1)

   (o)  Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 10)

   (p)  Highest Daily Lifetime Seven Benefit Rider (Note 11)

   (q) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

   (r)  Schedule Supplement for Highest Daily Lifetime Seven with
        Beneficiary Income Option. (Note 13)

   (s)  Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7-(1/09)NY) (Note 14)

   (t)  Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT-(1/09)NY) (Note 14)

   (u)  Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY) (Note 14)

   (v)  Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)NY) (Note 14)

   (w) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY) (Note 14)

   (x)  Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY)
        (Note 14)

   (y)  Highest Daily Lifetime 7 Plus Schedule Supplement
        (P-SCH-HD7-(2/09)NY) (Note 14)

   (z)  Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY) (Note 15)

  (aa)  Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY) (Note
        15)

  (ab)  Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY) (Note 16)

  (ac)  Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY) (Note
        16)

  (ad)  Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY) (Note
        17)

  (ae)  Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY)
        (Note 17)

  (af)  Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY)
        (Note 17)

  (ag)  Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(8/10)NY). (Note 19)

  (ah)  Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(8/10)NY). (Note 19)

  (ai)  Amendatory for Endorsement. (Note 24)

(5)(a)  Application form for the Contract. (Note 7)

   (b)  Election form for Lifetime Five and Spousal Lifetime Five (Note 7)

(6)(a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 5)

   (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

   (c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012 (Note 23)

      (7) Contract of reinsurance in connection with variable annuity contracts:

      (a)  Coinsurance Agreement for LT5WB. (Note 1)

      (b)  Coinsurance Agreement for SLT5WB. (Note 18)

      (c)  Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 18)

      (8) Other material contracts performed in whole or in part after the date the registration statement is filed:

      (a)  Copy of Fund Participation Agreement. (Note 4)

      (b)  Copy of Rule 22C-2 Agreement. (Note 9)

      (c)  Amendment to Fund Participation Agreement. (Note 24)

      (9)  Opinion of Counsel. (Note 7)

     (10) Written Consent of Independent Registered Public Accounting Firm. (Note 22)

     (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

     (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

     (13)  Powers of Attorney.

      (a)  Bernard J. Jacob (Note 12)

      (b)  Robert F. O'Donnell (Note 21)

      (c)  Kent D. Sluyter (Note 22)

      (d)  Richard F. Lambert (Note 22)

      (e)  Yanela C. Frias (Note 22)

      (f)  Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 24)

 (Note 1) Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 2) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

 (Note 5) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

 (Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 7) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 8) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed October 6, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 9) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 5, Form
           N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11)  Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12)  Incorporated by reference to Post-Effective Amendment No. 10,
           Form N-4, Registration No. 333-131035, filed April 15, 2008 on behalf of Pruco Life of New Jersey Flexible Premium variable Annuity Account.

(Note 13)  Incorporated by reference to Post-Effective Amendment No. 15,
           Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(Note 14)  Incorporated by reference to Post-Effective Amendment No.18,
           Registration No. 333-131035 filed January 28, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15)  Incorporated by reference to Post-Effective Amendment No. 22 to
           Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16)  Incorporated by reference to Post-Effective Amendment No. 23 to
           Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17)  Incorporated by reference to Post-Effective Amendment No. 24 to
           Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18)  Incorporated by reference to Post-Effective Amendment No. 26 to
           Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19)  Incorporated by reference to Post-Effective Amendment No. 27 to
           Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 20)  Incorporated by reference to Post-Effective Amendment No. 31 to
           Form N-4 Registration No. 333-131035, filed December 8, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 21)  Incorporated by reference to Post-Effective Amendment No. 33 to
           Registration No. 333-131035, filed August 16, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 22)  Incorporated by reference to Post-Effective Amendment No. 35 to
           Registration No. 333-131035, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 23)  Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 24)  Filed Herewith

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):

The directors and major officers of Pruco Life of New Jersey are listed below:


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------    --------------------------------------

John Chieffo                           Director
751 Broad Street
Newark, New Jersey 07102-3714

Joseph D. Emanuel                      Vice President, Chief Legal Officer,
One Corporate Drive                    and Secretary
Shelton, Connecticut 06484-6208

Yanela C. Frias                        Vice President, Director,
213 Washington Street                  Chief Accounting Officer, and
Newark, New Jersey J 07102-2917        Chief Financial Officer

Sarah J. Hamid                          Senior Vice President, Chief Actuary,
213 Washington Street                   and Appointed Actuary
Newark, New Jersey 07102-2992

Bernard J. Jacob                       Director
213 Washington Street
Newark, New Jersey 07102-2992

Richard F. Lambert                     Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                      Senior Vice President and Actuary
200 Wood Avenue South
Iselin, New Jersey 08830-2706

Robert F. O'Donnell                     Director, Chief Executive Officer,
One Corporate Drive                     and President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                        Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Kenneth Y. Tanji                       Director
751 Broad Street
Newark, New Jersey 07102-3714


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed in February 22, 2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2013, there were 1,144 Qualified and 422 Non-Qualified Contract owners of the B share, 1,746 Qualified and 1,021 Non-Qualified Contract owners of the L share and 3,407 Qualified and 1,242 Non-Qualified Contract owners of the X share.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                        POSITIONS AND OFFICES
 NAME                                      WITH UNDERWRITER
 ----                                   ---------------------
 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208
 213 Washington Street
 Newark, New Jersey 07102-2992

 Robert Falzon                          Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Bruce Ferris                           Executive Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut
 06484-6208

 Yanela C. Frias                        Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 George M. Gannon                       President, Chief
 2101 Welsh Road                        Executive Officer, Chief
 Dresher, Pennsylvania                  Operations Officer and
 19025-5001                             Director

 Jacob M. Herschler                     Senior Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut 06484-6208

 Patricia L. Kelley                     Senior Vice President,
 One Corporate Drive                    Chief Compliance Officer
 Shelton, Connecticut                   and Director
 06484-6208

 Steven P. Marenakos                    Senior Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut
 06484-6208

 Yvonne Rocco                           Senior Vice President
 213 Washington Street
 Newark, New Jersey
 07102-2992

 Steven Weinreb                         Chief Financial Officer
 213 Washington Street                  and Controller
 Newark, New Jersey 07102-2917

 William D. Wilcox                      Vice President,
 One Corporate Drive                    Secretary and Chief
 Shelton, Connecticut                   Legal Officer
 06484-6208

(c) Commissions received by PAD during 2012 with respect to all individual annuities issued by Pruco Life of New Jersey.

                                          NET UNDERWRITING
                                           DISCOUNTS AND   COMPENSATION ON  BROKERAGE
NAME OF PRINCIPAL UNDERWRITER               COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------------------             ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc.*    $106,497,788        $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 12th day of April 2013.


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  Registrant

                       By: Pruco Life Insurance Company
                                   Depositor

/s/ Robert F. O'Donnell
-------------------------
Robert F. O'Donnell
President and Chief
Executive Officer

                         PRUCO LIFE INSURANCE COMPANY
                                   Depositor

By:  /s/ Robert F. O'Donnell
     -------------------------
     Robert F. O'Donnell
     President and Chief
     Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                               Title                         Date
---------             ------------------------------------------ ---------------
Robert F. O'Donnell*  Chief Executive Officer, President and     April 12, 2013
--------------------- Director
Robert F. O'Donnell

Yanela C. Frias*      Chief Financial Officer, Chief Accounting  April 12, 2013
--------------------- Officer, Vice President and Director
Yanela C. Frias

Kent D. Sluyter*      Director                                   April 12, 2013
---------------------
Kent D. Sluyter

Kenneth Y. Tanji*     Director                                   April 12, 2013
---------------------
Kenneth Y. Tanji

John Chieffo*         Director                                   April 12, 2013
---------------------
John Chieffo

Bernard J. Jacob*     Director                                   April 12, 2013
---------------------
Bernard J. Jacob

Richard F. Lambert*   Director                                   April 12, 2013
---------------------
Richard F. Lambert

By:/s/ Lynn K. Stone
---------------------
Lynn K. Stone


* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS


(b)(4)(ai) Amendatory for Endorsement.
(b)(8)(c) Amendment for Fund Participation Agreement

(b)10     Written Consent of Independent Registered Public Accounting Firm

(b)13(f)  Powers of Attorney for John Chieffo and Kenneth Y. Tanji